As filed with the Securities and Exchange Commission on November 20, 2020
Registration No. 333-248817
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 3 ☒
Post-Effective Amendment No.  ☐
(Check appropriate box or boxes)
Barings BDC, Inc.
(Exact Name of Registrant as Specified in Charter)
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Address of Principal Executive Offices)
(704) 805-7200
(Area Code and Telephone Number)
Eric Lloyd
Chief Executive Officer
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Name and Address of Agent for Service)
Copies to:
Harry Pangas, Esq. Gregory A. Schernecke, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006 Telephone: (202) 261-3300 Fax: (202) 261-3333	George M. Silfen, Esq. Terrence Shen, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036 Telephone: (212) 715-9100 Fax: (212) 715-8422
Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.
Calculation of Registration Fee under the Securities Act of 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share of Common Stock	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, par value $0.001 per share	17,157,300 shares	N/A	$141,623,692.82	$18,382.76(4)
(1)
The number of shares to be registered represents the maximum number of shares of the registrant’s common stock estimated to be issuable in connection with the merger agreement described in the enclosed document. Pursuant to Rule 416, this registration statement also covers additional securities that may be issued as a result of stock splits, stock dividends or similar transactions.

(2)
Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rules 457(c) and 457(f)(1) under the Securities Act of 1933, as amended, the proposed maximum aggregate offering price is equal to: (1) $7.99, the average of the high and low prices per share of MVC Capital, Inc.’s common stock (the securities to be cancelled in the transaction) on September 9, 2020, as reported on the New York Stock Exchange, multiplied by (2) 17,725,118, the number of shares of MVC Capital, Inc.’s common stock that will be exchanged for shares of the registrant’s common stock in accordance with the terms of the merger agreement.

(3)	Based on a rate of $129.80 per $1,000,000 of the proposed maximum aggregate offering price.
(4)	Previously paid.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. Barings BDC may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.
PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 20, 2020
BARINGS BDC, INC.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT
[•], 2020
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “Barings BDC Special Meeting”) of Barings BDC, Inc., a Maryland corporation (“Barings BDC”), to be held virtually on December 23, 2020, at 8:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/BBDC2020SM.
The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the Barings BDC Special Meeting. At the Barings BDC Special Meeting, you will be asked to consider and vote upon a proposal to:
(1)
approve the issuance of shares of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), pursuant to the Agreement and Plan of Merger, dated as of August 10, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Mustang Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), MVC Capital, Inc., a Delaware corporation (“MVC”), and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Stock Issuance Proposal”);

(2)
approve the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current net asset value (“NAV”) per share, if applicable (such proposal, the “Barings BDC Below NAV Issuance Proposal”);

(3)
approve an amended and restated investment advisory agreement between Barings BDC and Barings (the “New Barings BDC Advisory Agreement”), to among other things, (a) reduce the annual base management fee payable to Barings from 1.375% to 1.250% of Barings BDC’s gross assets, (b) reset the commencement date for the rolling 12-quarter “look-back” provision used to calculate the income incentive fee and incentive fee cap to January 1, 2021 from January 1, 2020 and (c) describe the fact that Barings BDC may enter into guarantees, sureties and other credit support arrangements with respect to one or more of its investments, including the impact of these arrangements on the income incentive fee cap (such proposal, the “Barings BDC Advisory Agreement Amendment Proposal”); and

(4)
approve the adjournment of the Barings BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal or the Barings BDC Advisory Agreement Amendment Proposal (such proposal, the “Barings BDC Adjournment Proposal” and together with the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal, and the Barings BDC Advisory Agreement Amendment, the “Barings BDC Proposals”).

Barings BDC and MVC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into MVC (the “First Step”), with MVC continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Step, MVC, as the surviving corporation, will merge with and into Barings BDC (together with the First Step, the “Merger”), with Barings BDC continuing as the surviving corporation.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Step, each share of common stock, par value $0.01 per share, of MVC (“MVC Common Stock”) issued and outstanding immediately prior to the effective time of the First Step (excluding the Canceled Shares (as defined below)) will be converted into the right to receive (i) $0.39492 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”), and (ii) 0.94024 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock, plus any cash in lieu of fractional shares (the “Share Consideration” and together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, “Canceled Shares” means all shares of MVC Common Stock issued and outstanding immediately prior to the effective time of the First Step that are held by a subsidiary of MVC or held, directly or indirectly, by Barings BDC or Acquisition Sub. Pursuant to the Merger Agreement, the total value of the consideration to be received by MVC stockholders at closing is subject to adjustment as set forth in the Merger Agreement and may be different than the estimated total consideration described herein depending on a number of factors, including the number of outstanding shares of Barings BDC and MVC common stock, the payment of certain dividends by and tax liability of MVC, undistributed investment company taxable income and undistributed net capital gains of MVC and changes of the Euro-to-U.S. dollar exchange rate between April 30, 2020 and the closing date relating to certain of MVC’s investments.
The market value of the Merger Consideration will fluctuate with changes in the market price of Barings BDC Common Stock. Barings BDC urges you to obtain current market quotations of Barings BDC Common Stock. Barings BDC Common Stock trades on The New York Stock Exchange (“NYSE”) under the ticker symbol “BBDC.” The following table shows the closing sale prices of Barings BDC Common Stock, as reported on the NYSE on August 7, 2020, the last trading day before the execution of the Merger Agreement, and on [•], 2020, the last trading day before printing this document.
Barings BDC Common Stock
Closing Sales Price at August 7, 2020	$8.24
Closing Sales Price at [•], 2020	$[•]
Your vote is extremely important. At the Barings BDC Special Meeting, you will be asked to vote on the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and the Barings BDC Advisory Agreement Amendment Proposal and, if necessary or appropriate, the Barings BDC Adjournment Proposal. The approval of the Merger Stock Issuance Proposal and the Barings BDC Adjournment Proposal each requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. The approval the Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities (as used in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. The Barings BDC Advisory Agreement Amendment Proposal requires the affirmative vote by the stockholders of Barings BDC holding a majority of the outstanding voting securities (as used in the Investment Company Act) of Barings BDC Common Stock entitled to vote at the Barings BDC Special Meeting. For purposes of this proposal, the Investment Company Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Barings BDC Special Meeting if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC.
Abstentions and broker non-votes (if any) will (1) not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal or the Barings BDC Adjournment Proposal and (2) will have the same effect as votes “against” the Barings BDC Below NAV Issuance Proposal or the Barings BDC Advisory Agreement Amendment Proposal.
After careful consideration, the Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance, and unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal, “FOR” the Barings BDC Advisory Agreement Amendment Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
It is important that your shares be represented at the Barings BDC Special Meeting. You have the right to receive notice of, and to vote at, the Barings BDC Special Meeting if you were a stockholder of record of Barings BDC Common Stock at the close of business on October 29, 2020 (the “Barings BDC Record Date”). Each Barings BDC stockholder is invited to attend the Barings BDC Special Meeting virtually. You or your proxyholder will be able to attend the Barings BDC Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/BBDC2020SM and using a control number assigned by Broadridge Financial Solutions Inc. To receive access to the virtual Barings BDC Special Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus that follow. Barings BDC encourages you to vote via the Internet as it saves Barings BDC significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Barings BDC Special Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Barings BDC Special Meeting.
The joint proxy statement/prospectus accompanying this letter describes the Barings BDC Special Meeting, the Merger, and the documents related to the Merger (including the Merger Agreement) that Barings BDC stockholders should review before voting on the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal, the Barings BDC Advisory Agreement Amendment Proposal and the Barings BDC Adjournment Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 28 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Merger, Barings BDC and MVC. Barings BDC files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. Barings BDC maintains a website at www.baringsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on Barings BDC’s website is not incorporated by reference into the joint proxy statement/prospectus accompanying this letter, and you should not consider information contained on Barings BDC’s website to be part of the joint proxy statement/prospectus accompanying this letter. You may also obtain such information, free of charge, and make stockholder inquiries by calling Barings BDC at (888) 401-1088, by sending an email to Barings BDC at BDCinvestorrelations@barings.com or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations. The SEC also maintains a website at www.sec.gov that contains such information.
Sincerely yours,
Eric Lloyd
Chief Executive Officer of Barings BDC, Inc.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of Barings BDC Common Stock to be issued under the joint proxy statement/prospectus accompanying this letter or determined if the joint proxy statement/prospectus accompanying this letter is truthful or complete. Any representation to the contrary is a criminal offense.
Important Notice Regarding the Availability of Proxy Materials for the Barings BDC Special Meeting to Be Held on December 23, 2020
The date of the accompanying joint proxy statement/prospectus is November [•], 2020 and it is first being mailed or otherwise delivered to Barings BDC stockholders and MVC stockholders on or about November [•], 2020.
Barings BDC, Inc. 300 South Tryon Street, Suite 2500 Charlotte, North Carolina 28202 (704) 805-7200	MVC Capital, Inc. 287 Bowman Avenue, 2nd Floor Purchase, New York 10577 (914) 701-0310

BARINGS BDC, INC.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2020

NOTICE OF VIRTUAL 2020 SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

www.virtualshareholdermeeting.com/BBDC2020SM

December 23, 2020, at 8:00 a.m., Eastern Time
Notice is hereby given to the holders of shares of common stock of Barings BDC, Inc., a Maryland corporation (“Barings BDC”), that:
A Special Meeting of Stockholders of Barings BDC will be held virtually, solely by the means of remote communication, on December 23, 2020, at 8:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/BBDC2020SM, for the following purposes:
(1)
to consider and vote upon a proposal to approve the issuance of shares of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), pursuant to the Agreement and Plan of Merger, dated as of August 10, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Mustang Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), MVC Capital, Inc., a Delaware corporation (“MVC”), and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Stock Issuance Proposal”);

(2)
to consider and vote upon a proposal to approve the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current net asset value (“NAV”) per share, if applicable (such proposal, the “Barings BDC Below NAV Issuance Proposal”);

(3)
to consider and vote upon a proposal to approve an amended and restated investment advisory agreement between Barings BDC and Barings (the “New Barings BDC Advisory Agreement”) to, among other things, (a) reduce the annual base management fee payable to Barings from 1.375% to 1.250% of Barings BDC’s gross assets, (b) reset the commencement date for the rolling 12-quarter “look-back” provision used to calculate the income incentive fee and incentive fee cap to January 1, 2021 from January 1, 2020 and (c) describe the fact that Barings BDC may enter into guarantees, sureties and other credit support arrangements with respect to one or more of its investments, including the impact of these arrangements on the income incentive fee cap (such proposal, the “Barings BDC Advisory Agreement Amendment Proposal”); and

(4)
to consider and vote upon a proposal to approve the adjournment of the Barings BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and the Barings BDC Advisory Agreement Amendment Proposal (such proposal, the “Barings BDC Adjournment Proposal” and together with the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal, or the Barings BDC Advisory Agreement Amendment, the “Barings BDC Proposals”).

Barings BDC and MVC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into MVC (the “First Step”), with MVC continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Step, MVC, as the surviving corporation, will merge with and into Barings BDC (together with the First Step, the “Merger”), with Barings BDC continuing as the surviving corporation.

THE BOARD OF DIRECTORS OF BARINGS BDC (THE “BARINGS BDC BOARD”) UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, MERGER STOCK ISSUANCE PROPOSAL, BARINGS BDC BELOW NAV ISSUANCE PROPOSAL AND BARINGS BDC ADVISORY AGREEMENT AMENDMENT PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL, “FOR” THE BARINGS BDC BELOW NAV ISSUANCE PROPOSAL, “FOR” THE BARINGS BDC ADVISORY AGREEMENT AMENDMENT PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE BARINGS BDC ADJOURNMENT PROPOSAL.
You have the right to receive notice of, and to vote at, the Barings BDC Special Meeting if you were a stockholder of record of Barings BDC Common Stock at the close of business on October 29, 2020 (the “Barings BDC Record Date”). A list of these stockholders will be open for examination by any Barings BDC stockholder for any purpose germane to the Barings BDC Special Meeting for a period of 10 days prior to the Barings BDC Special Meeting at Barings BDC’s principal executive office at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, and electronically during the Barings BDC Special Meeting at www.virtualshareholdermeeting.com/BBDC2020SM. Barings BDC is furnishing a joint proxy statement/prospectus and proxy card to Barings BDC stockholders on the Internet, rather than mailing printed copies of those materials to Barings BDC stockholders.
Each Barings BDC stockholder is invited to attend the Barings BDC Special Meeting virtually. You or your proxyholder will be able to attend the Barings BDC Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/BBDC2020SM and using a control number assigned by Broadridge Financial Solutions Inc.
If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.
In order to vote at the Barings BDC Special Meeting, you must either be a stockholder of record of Barings BDC Common Stock as of the Barings BDC Record Date, or you must be a beneficial holder as of the Barings BDC Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. Barings BDC stockholders of record will have the opportunity to vote electronically at the Barings BDC Special Meeting after they have checked into the Barings BDC Special Meeting as described above and in the joint proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to Barings BDC no later than 11:59 p.m., Eastern Time, on December 22, 2020.
The meeting webcast will begin promptly at 8:00 a.m., Eastern Time, on December 23, 2020. We encourage you to access the meeting prior to the start time. Because the Barings BDC Special Meeting will be a completely virtual meeting, there will be no physical location for Barings BDC stockholders to attend.
Whether or not you plan to participate in the Barings BDC Special Meeting, Barings BDC encourages you to vote your shares either in person or by proxy.
Your vote is extremely important to Barings BDC. In the event there are insufficient votes for a quorum or to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal, or the Barings BDC Advisory Agreement Amendment Proposal at the time of the Barings BDC Special Meeting, the Barings BDC Special Meeting may be adjourned in order to permit further solicitation of proxies by Barings BDC.

The Merger and the Merger Agreement are each described in more detail in the joint proxy statement/prospectus accompanying this letter, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus accompanying this letter.
By Order of the Board of Directors,

Ashlee Steinnerd
Secretary of Barings BDC, Inc.
Charlotte, North Carolina
[•], 2020
To ensure proper representation at the Barings BDC Special Meeting, please follow the instructions on the accompanying proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Barings BDC Special Meeting, you still may participate in the virtual Barings BDC Special Meeting.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. MVC may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.
PRELIMINARY—SUBJECT TO COMPLETION—DATED NOVEMBER 20, 2020
MVC CAPITAL, INC.
287 Bowman Avenue, 2nd Floor
Purchase, New York 10577
MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT
[•], 2020
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “MVC Special Meeting”) of MVC Capital, Inc., a Delaware corporation (“MVC”), to be held virtually on December 23, 2020, at 9:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/MVC2020SM.
The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the MVC Special Meeting. At the MVC Special Meeting, you will be asked to consider and vote upon a proposal to:
(1)
adopt the Agreement and Plan of Merger, dated as of August 10, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Inc., a Maryland corporation (“Barings BDC”), Mustang Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), MVC, and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Proposal”); and

(2)
approve the adjournment of the MVC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the MVC Special Meeting to approve the Merger Proposal (such proposal, the “MVC Adjournment Proposal” and together with the Merger, the “MVC Proposals”).

MVC and Barings BDC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into MVC (the “First Step”), with MVC continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Step, MVC, as the surviving corporation, will merge with and into Barings BDC (together with the First Step, the “Merger”), with Barings BDC continuing as the surviving corporation.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Step, each share of common stock, par value $0.01 per share, of MVC (“MVC Common Stock”) issued and outstanding immediately prior to the effective time of the First Step (excluding the Canceled Shares (as defined below)) will be converted into the right to receive (i) $0.39492 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”), and (ii) 0.94024 (the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock, plus any cash in lieu of fractional shares (the “Share Consideration” and together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, “Canceled Shares” means all shares of MVC Common Stock issued and outstanding immediately prior to the effective time of the First Step that are held by a subsidiary of MVC or held, directly or indirectly, by Barings BDC or Acquisition Sub. Pursuant to the Merger Agreement, the total value of the consideration to be received by MVC stockholders at closing is subject to adjustment as set forth in the Merger Agreement and may be different than the estimated total consideration described herein depending on a number of factors, including the number of outstanding shares of Barings BDC and MVC common stock, the payment of certain dividends by and tax liability of MVC, undistributed investment company taxable income and undistributed net capital gains of MVC and changes of the Euro-to-U.S. dollar exchange rate between April 30, 2020 and the closing date relating to certain of MVC’s investments.
The market value of the Merger Consideration will fluctuate with changes in the market price of Barings BDC Common Stock. Barings BDC urges you to obtain current market quotations of Barings BDC Common Stock. Barings BDC Common Stock trades on The New York Stock Exchange (“NYSE”) under the ticker symbol “BBDC.” The following table shows the closing sale prices of Barings BDC Common Stock, as reported on the NYSE on August 7, 2020, the last trading day before the execution of the Merger Agreement, and on [•], 2020, the last trading day before printing this document.
Barings BDC Common Stock
Closing Sales Price at August 7, 2020	$8.24
Closing Sales Price at [•], 2020	$[•]
Your vote is extremely important. At the MVC Special Meeting, you will be asked to vote on the Merger Proposal, and, if necessary or appropriate, the MVC Adjournment Proposal. The approval of the Merger Proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of MVC Common Stock entitled to vote at the MVC Special Meeting. The approval of the MVC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of MVC Common stock present at the MVC Special Meeting, virtually or represented by proxy, and entitled to vote thereat.
Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of MVC Common Stock how to vote such shares on its behalf) will not count as affirmative votes cast and will therefore have the effect as votes “against” the Merger Proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast, and, as a result, will have no effect on the voting outcome of the MVC Adjournment Proposal.
Prior to the entry into the Merger Agreement and as a condition to the willingness of Barings BDC to enter into the Merger Agreement, Leon G. Cooperman, Michael T. Tokarz, certain affiliates of Wynnefield Capital, Inc. and West Family Investments, Inc., stockholders of MVC which collectively owned approximately 31% of MVC Common Stock issued and outstanding as of the date of the Merger Agreement, entered into voting agreements with Barings BDC (collectively, the “Voting Agreements”), pursuant to which, among other things, such stockholders of MVC have, subject to the terms and conditions set forth in the Voting Agreements, agreed to support the Merger and the transactions contemplated by the Merger Agreement and to vote all their shares of MVC Common Stock in favor of the Merger Proposal. The Voting Agreements’ obligations to vote in favor of the Merger Proposal terminate upon certain events, including the effective time of the First Step, the valid termination of the Merger Agreement in accordance with its terms, the termination of the Voting Agreements by mutual consent of the parties thereto or a change in the recommendation of the MVC Board to MVC stockholders pursuant to the Merger Agreement.
After careful consideration, the MVC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and unanimously recommends that MVC stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the MVC Adjournment Proposal.
It is important that your shares be represented at the MVC Special Meeting. You have the right to receive notice of, and to vote at the MVC Special Meeting if you were a stockholder of record of MVC Common stock at the close of business on October 29, 2020 (the “MVC Record Date”). Each MVC stockholder is invited to attend the MVC Special Meeting virtually. You or your proxy holder will be able to attend the MVC Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/MVC2020SM and using a control number assigned by Broadridge Financial Solutions Inc. To reserve access to the virtual MVC Special Meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Stockholders and the joint proxy statement/prospectus that follow. Please follow the instructions on the accompanying proxy card and authorize a proxy via the Internet, by telephone or by mail to vote your shares. MVC encourages you to vote via the Internet as it saves MVC significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the MVC Special Meeting. Voting by proxy does not deprive you of your right to participate in the virtual MVC Special Meeting.
The joint proxy statement/prospectus accompanying this letter describes the MVC Special Meeting, the Merger, and the documents related to the Merger (including the Merger Agreement) that MVC stockholders should review before voting on the Merger Proposal and the MVC Adjournment Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 28 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Merger, MVC and Barings BDC. MVC files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. MVC maintains a website at www.mvccapital.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on MVC’s website is not incorporated by reference into the joint proxy statement/prospectus accompanying this letter, and you should not consider information contained on MVC’s website to be part of the joint proxy statement/prospectus accompanying this letter. You may also obtain such information, free of charge, and make stockholder inquiries by calling MVC at (914) 510-9400 or by writing to MVC at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, Attention: Investor Relations. The SEC also maintains a website at www.sec.gov that contains such information.
Sincerely yours,
Michael Tokarz
Chairman of MVC Capital, Inc.
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of Barings BDC Common Stock to be issued under the joint proxy statement/prospectus accompanying this letter or determined if the joint proxy statement/prospectus accompanying this letter is truthful or complete. Any representation to the contrary is a criminal offense.
Important Notice Regarding the Availability of Proxy Materials for the MVC Special Meeting to Be Held on December 23, 2020
The date of the accompanying joint proxy statement/prospectus is November [•], 2020 and it is first being mailed or otherwise delivered to Barings BDC stockholders and MVC stockholders on or about November [•], 2020.
MVC Capital, Inc. 287 Bowman Avenue, 2nd Floor Purchase, New York 10577 (914) 701-0310	Barings BDC, Inc. 300 South Tryon Street, Suite 2500 Charlotte, North Carolina 28202 (704) 805-7200

MVC CAPITAL, INC.
287 Bowman Avenue, 2nd Floor
Purchase, New York 10577

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2020

NOTICE OF VIRTUAL 2020 SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only—No Physical Meeting Location

www.virtualshareholdermeeting.com/MVC2020SM

December 23, 2020, at 9:00 a.m., Eastern Time
Notice is hereby given to the holders of shares of common stock of MVC Capital, Inc., a Delaware corporation (“MVC”), that:
A Special Meeting of Stockholders of MVC will be held virtually, solely by the means of remote communication, on December 23, 2020, at 9:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/MVC2020SM, for the following purposes:
(1)
to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of August 10, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, Inc., a Delaware corporation (“Barings BDC”), Mustang Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), MVC, and Barings LLC, a Delaware limited liability company and the external investment adviser to Barings BDC (“Barings”) (such proposal, the “Merger Proposal”); and

(2)
to consider and vote upon a proposal to approve the adjournment of the MVC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the MVC Special Meeting to approve the Merger Proposal (such proposal, the “MVC Adjournment Proposal” and together with the Merger Proposal, the “MVC Proposals”).

MVC and Barings BDC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into MVC (the “First Step”), with MVC continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Step, MVC, as the surviving corporation, will merge with and into Barings BDC (together with the First Step, the “Merger”), with Barings BDC continuing as the surviving corporation.
THE BOARD OF DIRECTORS OF MVC (THE “MVC BOARD”) UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, AND UNANIMOUSLY RECOMMENDS THAT MVC STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL, AND, IF NECESSARY OR APPROPRIATE, “FOR” THE MVC ADJOURNMENT PROPOSAL.
You have the right to receive notice of, and to vote at, the MVC Special Meeting if you were a stockholder of record of MVC Common Stock at the close of business on October 29, 2020 (the “MVC Record Date”). A list of these stockholders will be open for examination by any MVC stockholder for any purpose germane to the MVC Special Meeting for a period of 10 days prior to the MVC Special Meeting at MVC’s principal executive office at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, and electronically during the MVC Special Meeting at www.virtualshareholdermeeting.com/MVC2020SM. MVC is furnishing a joint proxy statement/prospectus and proxy card to MVC stockholders on the Internet, rather than mailing printed copies of those materials to MVC stockholders.
Each MVC stockholder is invited to attend the MVC Special Meeting virtually. You or your proxyholder will be able to attend the MVC Special Meeting online, vote and submit questions by visiting www.virtualshareholdermeeting.com/MVC2020SM and using a control number assigned by Broadridge Financial Solutions Inc.

If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from us. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.
In order to vote at the MVC Special Meeting, you must either be a stockholder of record of MVC Common Stock as of the MVC Record Date, or you must be a beneficial holder as of the MVC Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. MVC stockholders of record will have the opportunity to vote electronically at the MVC Special Meeting after they have checked into the MVC Special Meeting as described above and in the joint proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you to MVC no later than 11:59 p.m., Eastern Time, on December 22, 2020.
The meeting webcast will begin promptly at 9:00 a.m., Eastern Time, on December 23, 2020. We encourage you to access the meeting prior to the start time. Because the MVC Special Meeting will be a completely virtual meeting, there will be no physical location for MVC stockholders to attend.
Whether or not you plan to participate in the MVC Special Meeting, MVC encourages you to vote your shares by following the instructions on the proxy card.
Your vote is extremely important to MVC. In the event there are insufficient votes for a quorum or to approve the Merger Proposal at the time of the MVC Special Meeting, the MVC Special Meeting may be adjourned in order to permit further solicitation of proxies by MVC.
The Merger and the Merger Agreement are each described in more detail in the joint proxy statement/prospectus accompanying this letter, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to the joint proxy statement/prospectus accompanying this letter.
By Order of the Board of Directors,

Michael Tokarz

Chairman of MVC Capital, Inc.
Purchase, New York
[•], 2020
To ensure proper representation at the MVC Special Meeting, please follow the instructions on the accompanying proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the MVC Special Meeting, you still may participate in the virtual MVC Special Meeting.

i

(continued)
ii

ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Barings BDC (File No. 333-248817), constitutes a prospectus of Barings BDC, Inc., a Maryland corporation (“Barings BDC”), under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Barings BDC common stock, $0.001 par value per share (“Barings BDC Common Stock”), to be issued to the holders of shares of common stock, par value $0.01 per share (“MVC Common Stock”), of MVC Capital, Inc., a Delaware corporation (“MVC”), pursuant to the Agreement and Plan of Merger, dated as of August 10, 2020 (as may be amended from time to time, the “Merger Agreement”), by and among Barings BDC, MVC, Mustang Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Barings BDC (“Acquisition Sub”), and Barings LLC, a Delaware limited liability company and investment adviser to Barings BDC (“Barings”). Pursuant to the Merger Agreement, Acquisition Sub will merge with and into MVC (the “First Step”), with MVC continuing as the surviving corporation and as a wholly-owned subsidiary of Barings BDC. Immediately after the effectiveness of the First Step (the “Effective Time”), MVC, as the surviving corporation, will merge with and into Barings BDC (together with the First Step, the “Merger”), with Barings BDC continuing as the surviving corporation.
In May 2020, the SEC adopted certain new disclosure rules applicable to transactions such as the Merger under SEC release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses (the “Final Rule”), which among other things, adds a new rule Regulation S-X Rule 6-11 that eliminates the requirement to provide pro forma financial information for fund acquisitions if certain supplemental information is disclosed, as described under Regulation S-X Rule 6-11(d) (“Regulation S-X Rule 6-11(d)”). Furthermore, the Final Rule amends Form N-14 to make the disclosure requirements consistent with Regulation S-X Rule 6-11(d). The Final Rule is effective January 1, 2021, but it permits voluntary early compliance provided that a registrant adopts the Final Rule and applies the Final Rule in its entirety from the date of early compliance. Barings BDC has elected to early adopt the provisions of the Final Rule. Under the Final Rule, Barings BDC has determined that it has met the supplemental disclosure requirements consistent with Regulation S-X Rule 6-11(d) as it has (1) included a pro forma fee table, showing (a) the pre-transaction fee structures of Barings BDC and MVC and (b) the post-transaction fee structure of the combined company, (2) determined that the Merger would not result in a material change in MVC’s investment portfolio due to investment restrictions and (3) determined that there are no material differences in accounting policies between Barings BDC and MVC.
This document also constitutes a joint proxy statement of Barings BDC and MVC under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Special Meeting of Stockholders of Barings BDC (the “Barings BDC Special Meeting”), at which holders of shares of Barings BDC Common Stock will be asked to vote upon the Merger Stock Issuance Proposal (as defined below), the Barings BDC Below NAV Issuance Proposal (as defined below), the Barings BDC Advisory Agreement Amendment Proposal (as defined below) and, if necessary or appropriate, the Barings BDC Adjournment Proposal (as defined below); and (2) the Special Meeting of Stockholders of MVC (the “MVC Special Meeting”), at which MVC stockholders will be asked to vote upon the Merger Proposal (as defined below) and, if necessary or appropriate, the MVC Adjournment Proposal (as defined below).
You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote the shares of Barings BDC Common Stock or MVC Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated [•], 2020. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/prospectus to Barings BDC stockholders or MVC stockholders nor the issuance of Barings BDC Common Stock in connection with the Merger will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding Barings BDC has been provided by Barings BDC and information contained in this joint proxy statement/prospectus regarding MVC has been provided by MVC.
iii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for the Barings BDC Special Meeting and the MVC Special Meeting (collectively, the “Special Meetings”).
Questions and Answers about the Special Meetings
Q:	Why am I receiving these materials?
A:
Barings BDC is furnishing these materials to Barings BDC stockholders in connection with the solicitation of proxies by the board of directors of Barings BDC (the “Barings BDC Board”) for use at the Barings BDC Special Meeting to be held virtually at 8:00 a.m., Eastern Time, on December 23, 2020 at the following website: www.virtualshareholdermeeting.com/BBDC2020SM, and any adjournments or postponements thereof.

MVC is furnishing these materials to MVC stockholders in connection with the solicitation of proxies by the board of directors of MVC (the “MVC Board”) for use at the MVC Special Meeting to be held virtually at 9:00 a.m., Eastern Time, on December 23, 2020 at the following website: www.virtualshareholdermeeting.com/MVC2020SM, and any adjournments or postponements thereof.
This joint proxy statement/prospectus and the accompanying materials are being made available on or about [•], 2020 to stockholders of record of Barings BDC and MVC described below and are available at www.proxyvote.com.
Q:	What items will be considered and voted on at the Barings BDC Special Meeting?
A:
At the Barings BDC Special Meeting, Barings BDC stockholders will be asked to approve: (1) the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”), (2) the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable (such proposal, the “Barings BDC Below NAV Issuance Proposal”), and (3) an amended and restated investment advisory agreement between Barings BDC and Barings (the “New Barings BDC Advisory Agreement”) to, among other things, (a) reduce the annual base management fee payable to Barings from 1.375% to 1.250% of Barings BDC’s gross assets, (b) reset the commencement date for the rolling 12-quarter “look-back” provision used to calculate the income incentive fee and incentive fee cap to January 1, 2021 from January 1, 2020 and (c) describe the fact that Barings BDC may enter into guarantees, sureties and other credit support arrangements with respect to one or more of its investments, including the impact of these arrangements on the income incentive fee cap (such proposal, the “Barings BDC Advisory Agreement Amendment Proposal”), and (4) if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal or the Barings BDC Advisory Agreement Amendment Proposal (such proposal, the “Barings BDC Adjournment Proposal” and together with the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal, and the Barings BDC Advisory Agreement Amendment Proposal, the “Barings BDC Proposals”). No other matters will be acted upon at the Barings BDC Special Meeting without further notice.

Q:	What items will be considered and voted on at the MVC Special Meeting?
A:
At the MVC Special Meeting, MVC stockholders will be asked to: (1) adopt the Merger Agreement (such proposal, the “Merger Proposal”), and (2) approve the adjournment of the MVC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the MVC Special Meeting to approve the Merger Proposal (such proposal, the “MVC Adjournment Proposal” and together with the Merger Proposal, the “MVC Proposals”). No other matters will be acted upon at the MVC Special Meeting without further notice.

Q:	How does the Barings BDC Board recommend voting on the Barings BDC Proposals at the Barings BDC Special Meeting?
A:
The Barings BDC Board believes that the transactions contemplated by the Merger Agreement are in the best interests of the Barings BDC stockholders and unanimously approved the Merger Agreement and the transactions contemplated thereby, and therefore unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings Below NAV Issuance Proposal, “FOR” the Barings BDC Advisory Agreement Amendment Proposal, and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.

Certain material factors considered by the Barings BDC Board, including the directors that are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act, of Barings BDC or Barings (the “Barings BDC Independent Directors”), that favored the conclusion of the Barings BDC Board that the Merger is in the best interests of Barings BDC and Barings BDC stockholders included, among others:

•	the combined company’s increased scale and liquidity;
•	the expected accretion to Barings BDC stockholders;
•
the alignment of Barings and Barings BDC stockholders as a result of Barings agreeing to (1) fund the cash portion of the purchase price of $0.39492 per share, or approximately $7 million and (2) provide up to $23 million of credit support pursuant to a credit support agreement (the “Credit Support Agreement”) designed to limit downside to Barings BDC stockholders from net cumulative realized and unrealized losses on the acquired MVC portfolio relative to purchase price while also allowing Barings BDC stockholders to benefit from long-term MVC portfolio appreciation; and

•	the combined company’s economies of scale and the other factors disclosed under “The Merger—Reasons for the Merger—Barings BDC.”

The Barings BDC Board considered that while the Merger could cause dilution to Barings BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, the potential benefits of the Merger (including each of the foregoing) outweighed this cost.

Q:	How does the MVC Board recommend voting on the MVC Proposals at the MVC Special Meeting?
A:
The MVC Board, acting on the recommendation of a special committee (the “MVC Strategic Review Committee”) of the MVC Board, consisting of Michael Tokarz, Robert Knapp and Scott Krase, believes the Merger Agreement and the transactions contemplated thereby are in the best interests of MVC stockholders, and unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and therefore unanimously recommends that MVC stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the MVC Adjournment Proposal.

Certain material factors considered by the MVC Board, including MVC directors who are not “interested persons” as defined by the Investment Company Act (the “MVC Independent Directors”) and the MVC Strategic Review Committee, that favored the conclusion of the MVC Board that the Merger is in the best interests of MVC and MVC stockholders included, among others:

•	Barings BDC’s more diverse credit portfolio with less non-accruing loans;
•	the fact that Barings BDC is managed by a large global asset manager, whereas MVC has key-man risk;
•	Barings BDC’s greater scale and thus the potential to be better able to successfully compete for investment opportunities and have access to lower cost financing sources than MVC;
•	the combined portfolio’s greater potential to grow cash net investment income with a larger portion consisting of cash interest payments as opposed to payment in kind interest; and
•
the combined company having more than four (4) times the market capitalization of MVC, which is expected to improve liquidity for MVC stockholders, and the other factors described under “The Merger—Reasons for the Merger—MVC.”

Q:	If I am a Barings BDC stockholder, what is the “Record Date” and what does it mean?
A:
The record date for the Barings BDC Special Meeting is October 29, 2020 (the “Barings BDC Record Date”). The Barings BDC Record Date was established by the Barings BDC Board, and only holders of record of shares of Barings BDC Common Stock at the close of business on the Barings BDC Record Date are entitled to receive notice of the Barings BDC Special Meeting and vote at the Barings BDC Special Meeting. As of the Barings BDC Record Date, there were 47,961,753 shares of Barings BDC Common Stock outstanding.

Q:	If I am an MVC stockholder, what is the “Record Date” and what does it mean?
A:
The record date for the MVC Special Meeting is October 29, 2020 (the “MVC Record Date”). The MVC Record Date was established by the MVC Board, and only holders of record of shares of MVC Common Stock at the close of business on the MVC Record Date are entitled to receive notice of the MVC Special Meeting and vote at the MVC Special Meeting. As of the MVC Record Date, there were 17,725,118 shares of MVC Common Stock outstanding.

Q:	If I am a Barings BDC stockholder, how many votes do I have?
A:	Each share of Barings BDC Common Stock held by a holder of record as of the Barings BDC Record Date has one vote on each matter to be considered at the Barings BDC Special Meeting.
Q:	If I am an MVC stockholder, how many votes do I have?
A:	Each share of MVC Common Stock held by a holder of record as of the MVC Record Date has one vote on each matter to be considered at the MVC Special Meeting.
Q:	If I am a Barings BDC stockholder, how do I vote?
A:
The Barings BDC Special Meeting will be hosted live via Internet audio webcast. Any Barings BDC stockholder can attend the Barings BDC Special Meeting live at www.virtualshareholdermeeting.com/BBDC2020SM. A Barings BDC stockholder should follow the instructions on the accompanying proxy card and authorize a proxy via the Internet or telephone to vote in accordance with the instructions provided below. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Barings BDC Special Meeting.

•	By Internet: www.proxyvote.com
•
By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (877) 777-4652 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on December 22, 2020.

Important notice regarding the availability of proxy materials for the Barings BDC Special Meeting. Barings BDC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Q:	If I am an MVC stockholder, how do I vote?
A:
The MVC Special Meeting will be hosted live via Internet audio webcast. Any MVC stockholder can attend the MVC Special Meeting live at www.virtualshareholdermeeting.com/MVC2020SM. An MVC stockholder should follow the instructions on the accompanying proxy card and authorize a proxy via the Internet or telephone to vote in accordance with the instructions provided below. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the MVC Special Meeting.
•	By Internet: www.proxyvote.com
•	By telephone: (800) 322-2885
•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on December 22, 2020.

Important notice regarding the availability of proxy materials for the MVC Special Meeting. MVC’s joint proxy statement/prospectus and the proxy card are available www.proxyvote.com.
Q:	What if a Barings BDC stockholder does not specify a choice for a matter when authorizing a proxy?
A:
All properly executed proxies representing shares of Barings BDC Common Stock at the Barings BDC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of Barings BDC Common Stock will be voted “FOR” the Barings BDC Proposals.

Q:	What if an MVC stockholder does not specify a choice for a matter when authorizing a proxy?
A:
All properly executed proxies representing shares of MVC Common Stock at the MVC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of MVC Common Stock will be voted “FOR” the MVC Proposals.

Q:	If I am a Barings BDC stockholder, how can I change my vote or revoke a proxy?
A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Barings BDC Special Meeting, by attending the Barings BDC Special Meeting and voting virtually or by a notice, provided in writing and signed by you, delivered to Barings BDC’s Secretary on any business day before the date of the Barings BDC Special Meeting.

Q:	If I am an MVC stockholder, how can I change my vote or revoke a proxy?
A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the MVC Special Meeting, by attending the MVC Special Meeting and voting virtually or by a notice, provided in writing and signed by you, delivered to MVC’s Secretary on any business day before the date of the MVC Special Meeting.

Q:	If my shares of Barings BDC Common Stock or MVC Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?
A:
No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable special meeting.

Q:	What constitutes a “quorum” for the Barings BDC Special Meeting?
A:
The presence at the Barings BDC Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of Barings BDC Common Stock, issued and outstanding and entitled to vote at the

Barings BDC Special Meeting, will constitute a quorum. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the record holder as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes.
Q:	What constitutes a “quorum” for the MVC Special Meeting?
A:
The presence at the MVC Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of MVC Common Stock, issued and outstanding and entitled to vote at the MVC Special Meeting, will constitute a quorum. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the record holder as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes.

Q:	What vote is required to approve each of the proposals being considered at the Barings BDC Special Meeting?
A:
The Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, entitled to vote thereat. Abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote of the Merger Stock Issuance Proposal.

The Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act of 1940, as amended (the “Investment Company Act”), defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal.
The Barings Advisory Agreement Amendment Proposal requires the affirmative vote by the stockholders of Barings BDC holding a majority of the outstanding voting securities of Barings BDC Common Stock entitled to vote at the Barings BDC Special Meeting. For purposes of this proposal, the Investment Company Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Barings BDC Special Meeting if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the same effect as votes “against” the Barings BDC Advisory Agreement Amendment Proposal.
The Barings BDC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Barings BDC Adjournment Proposal. Abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote of the Barings BDC Adjournment Proposal.
Q:	What vote is required to approve each of the proposals being considered at the MVC Special Meeting?
A:
The affirmative vote of the holders of at least a majority of the outstanding voting securities of MVC Common Stock entitled to vote at the MVC Special Meeting is required to approve the Merger Proposal. The affirmative vote of the holders of at least a majority of the votes cast by holders of the shares of MVC Common Stock present at the MVC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the MVC Adjournment Proposal.

Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of MVC Common Stock how to vote such shares on its behalf), if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the MVC Adjournment Proposal and will count as a vote against Merger Proposal.
Q:
What will happen if the Barings BDC Proposals being considered at the Barings BDC Special Meeting and/or the MVC Proposals being considered at the MVC Special Meeting is not approved by the required vote?

A:
The Merger Stock Issuance Proposal and the Barings BDC Below NAV Proposals with respect to Barings BDC, and the Merger Proposal with respect to MVC, are conditions precedent to the closing of the Merger. If the Merger does not close because Barings BDC stockholders do not approve the Merger Stock Issuance Proposal or the Barings BDC Below NAV Proposal (the “Barings BDC Stockholder Approval”) and MVC stockholders do not approve the Merger Proposal (the “MVC Stockholder Approval”) or any of the other conditions to closing of the Merger are not satisfied or, if legally permissible, waived, Barings BDC and MVC will continue to operate independently under the management of their respective investment advisers, and Barings BDC’s and MVC’s respective directors and officers will continue to serve in such roles until their respective successors are duly elected and qualify or their resignation. Furthermore, neither Barings BDC nor MVC will benefit from the expenses incurred in their pursuit of the Merger and, under certain circumstances, MVC may be required to pay Barings BDC’s and Barings’ expenses incurred in connection with the Merger, subject to a cap of $1,175,175. See “Description of the Merger Agreement—Termination of the Merger Agreement” below for a more detailed discussion. The MVC Board would also expect to consider other alternatives, which may include liquidation among other options, based on then-current market circumstances, the performance of the MVC portfolio and financial position of MVC.

Stockholder approval of the Barings BDC Advisory Agreement Amendment Proposal, the Barings BDC Adjournment Proposal and the MVC Adjournment Proposal are not conditions to closing of the Merger.
Q:	How will the final voting results be announced?
A:
Preliminary voting results may be announced at each special meeting. Final voting results will be published by Barings BDC and MVC in a current report on Form 8-K within four business days after the date of the Barings BDC Special Meeting and the MVC Special Meeting, respectively.

Q:	Are the proxy materials available electronically?
A:
Barings BDC and MVC have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable notice of special meeting of stockholders and the applicable proxy card available to stockholders of Barings BDC and MVC on the Internet. stockholders may (i) access and review the proxy materials of Barings BDC and MVC, as applicable,(ii) authorize their proxies, as described in “The Barings BDC Special Meeting—Voting of Proxies” and “The MVC Special Meeting—Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), notice of special meeting of stockholders and the proxy card are available at www.proxyvote.com.
Pursuant to the rules adopted by the SEC, Barings BDC and MVC furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While each of Barings BDC and MVC encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of Barings BDC Common Stock and MVC Common Stock, as applicable, held by a broker or custodian, may request a printed set of proxy materials.
Q:	Will my vote make a difference?
A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes, and potentially adjourning the Special Meetings.

Q:	Whom can I contact with any additional questions?
A:
If you are a Barings BDC stockholder, you can contact Barings BDC by calling Barings BDC collect at (888) 401-1088, by sending an e-mail to Barings BDC at BDCinvestorrelations@barings.com, or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations, or by visiting Barings BDC’s website at www.baringsbdc.com or you may contact Broadridge Inc., Barings BDC’s proxy solicitor, toll-free at 1-877-777-4652.

If you are an MVC stockholder, you can contact MVC by calling MVC collect at (914) 510-9400, by sending an email to MVC at ir@mvccapital.com, or by writing to MVC at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, Attention: Investor Relations, or by visiting MVC’s website at www.mvccapital.com or you may contact MacKenzie Partners, Inc., MVC’s proxy solicitor, toll-free at 1-800-322-3885.
Q:	Where can I find more information about Barings BDC and MVC?
A:	You can find more information about Barings BDC and MVC in the documents described under the section entitled “Where You Can Find More Information.”
Q:	What do I need to do now?
A:
Barings BDC and MVC urge you to carefully read this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Merger
Q:	What will happen in the Merger?
A:
As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. MVC will be the surviving corporation of the First Step and will continue its existence as a corporation under the laws of the State of Delaware until the Second Step. Immediately after the Effective Time, MVC, as the surviving corporation in the First Step, will merge with and into Barings BDC, with Barings BDC as the surviving corporation in the Second Step (the “Second Step” and together with the First Step, the “Merger”).

Q:	What will MVC stockholders receive in the Merger?
A:
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares) will be converted into the right to receive (1) $0.39492 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”) and (2) 0.94024 (as may be adjusted pursuant to the Merger Agreement) of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock (and, if applicable, cash in lieu of fractional shares of Barings BDC Common Stock payable in accordance the Merger Agreement) (the “Share Consideration,” together with the Cash Consideration, the “Merger Consideration”). For purposes of the Merger Agreement, “Canceled Shares” means all treasury shares and all shares of MVC Common Stock issued and outstanding immediately prior to the Effective Time that are owned by Barings BDC, MVC or any wholly-owned subsidiary thereof.

Q:	How will the Exchange Ratio be determined?
A:
The Exchange Ratio was fixed at the signing of the Merger Agreement at 0.94024. As described below, the Exchange Ratio is subject to adjustment based on changes in the number of outstanding shares of Barings BDC Common Stock and MVC Common Stock, the payment of MVC Tax Dividends (as defined under “Description of the Merger Agreement — Additional Covenants — Tax Dividends; Coordination of Dividends”) by MVC, any undistributed “investment company taxable income” (“ICTI”) within the meaning of Section 852(b) of the Internal Revenue Code of 1986, as amended (the “Code”) of MVC, and undistributed “net capital gain” within the meaning of Section 1222(11) of the Code (“Net Capital Gain”) of MVC, the RIC Tax Liability (as defined under “Description of the Merger Agreement — Additional

Covenants — RIC Tax Issues”) of MVC and changes of the Euro-to-U.S. dollar exchange rate between April 30, 2020 and the closing date of the Merger (the “Closing Date”) relating to certain of MVC’s investments (the “Euro-Dollar Exchange Rate Adjustment”).
Q:	Who is responsible for paying the expenses relating to completing the Merger?
A:
In general, all fees and expenses incurred in connection with the Merger will be paid by the party incurring such fees and expenses, whether or not the Merger or any of the transactions contemplated in the Merger Agreement are consummated, provided that each of Barings BDC and MVC agreed to be responsible for one-half of all filing fees incurred in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and for one-half of the costs of any independent accounting firm engaged to resolve any disagreements regarding certain tax matters. However, MVC will be required to pay Barings BDC’s expenses incurred in connection with the Merger, subject to a maximum reimbursement payment of $1,175,175, if MVC terminates the Merger Agreement, prior to receiving the required MVC Stockholder Approval, to enter into an Alternative Acquisition Agreement providing for a Superior Proposal (each as is defined under “Description of the Merger Agreement — Additional Covenants — No Solicitation.” It is expected that Barings BDC will incur approximately $5.0 million, or $1.04 per share of Barings BDC Common Stock, and MVC will incur approximately $2.3 million, or $0.13 per share of MVC Common Stock, of fees and expenses in connection with completing the Merger. While Barings BDC does not anticipate material portfolio repositioning following the Merger, these costs described above do not reflect commissions or other transaction fees that may be incurred by Barings BDC as a result of any such portfolio repositioning.

Q:	Will I receive distributions after the Merger?
A:
Each MVC stockholder will become a stockholder of Barings BDC in the Merger. MVC stockholders who participate in MVC’s dividend reinvestment plan will receive any future distributions paid to Barings BDC stockholders with respect to shares of Barings BDC Common Stock received in the Merger. MVC stockholders who do not participate in MVC’s dividend reinvestment plan will receive such future distributions with respect to shares of Barings BDC Common Stock received in the Merger in cash (unless such distributions are made in shares of stock).

Barings BDC intends to continue to make distributions on a quarterly basis to Barings BDC stockholders out of assets legally available for distribution. All distributions will be paid at the discretion of the Barings BDC Board and will depend on Barings BDC’s earnings, financial condition, maintenance of its status as a “regulated investment company” (“RIC”) under Subchapter M of the Code, compliance with applicable business development company (“BDC”) regulations and such other factors as the Barings BDC Board may deem relevant from time to time. Barings BDC cannot guarantee that it will pay distributions to stockholders in the future. For a history of the dividends and distributions paid by Barings BDC since January 1, 2018, see “Market Price, Dividend and Distribution Information—Barings BDC.” For a history of the dividends and distributions paid by MVC since January 1, 2018, see “Market Price, Dividend and Distribution Information—MVC.”
Barings BDC has adopted a dividend reinvestment plan that provides for reinvestment of Barings BDC’s distributions on behalf of Barings BDC stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the Barings BDC Board authorizes, and Barings BDC declares, a cash distribution, then Barings BDC stockholders who have not “opted out” of Barings BDC’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of Barings BDC Common Stock, rather than receiving the cash. See “Barings BDC Dividend Reinvestment Plan” for additional information regarding Barings BDC’s dividend reinvestment plan. To opt-out of the Barings BDC dividend reinvestment plan, a Barings BDC stockholder should notify Computershare, Inc., the plan administrator, in writing at Computershare, Inc., P.O. Box 505000, Louisville, Kentucky 40233, so that such notice is received by the plan administrator no later than the applicable record date for a dividend to Barings BDC stockholders.
Q:	Is the Merger subject to any third-party consents?
A:
Under the Merger Agreement, MVC and Barings BDC have agreed to cooperate with each other and use their reasonable best efforts to take promptly, or cause to be taken promptly, all actions to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.
Q:	How does Barings BDC’s investment objective and strategy differ from MVC’s?
A:
Barings BDC’s primary investment objective is to generate income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. Barings BDC seeks to achieve its investment objective by investing in senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. MVC’s investment objective has been to seek to maximize total return from capital appreciation and/or income, though MVC’s current focus is on yield generating investments. MVC seeks to achieve its investment objective by providing debt and equity financing to companies that are, for the most part, privately owned. MVC’s current investments in portfolio companies consist principally of senior and subordinated loans, mezzanine and preferred instruments and private equity investments.

The following table presents a comparison of Barings BDC’s and MVC’s investment objectives and strategies:
	Barings BDC	MVC
Primary Investment Objective	To generate income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing.	To seek to maximize total return from capital appreciation and/or income, though MVC’s current focus has been on yield generating investments.

Investment Focus	Senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries.	Principally of senior and subordinated loans, mezzanine and preferred instruments and private equity investments, though MVC’s current focus has been on yield generating investments.

Target Borrower	Middle market companies, which tend to be privately owned, often by a private equity sponsor, and are companies that typically generate annual Adjusted EBITDA of $10.0 million to $75.0 million.
Small and middle-market privately-held companies, which tend to be privately owned companies that typically generate annual (1) revenues of $10 million to $150 million, or (2) EBITDA of $3 million to $25 million (with a focus on companies with EBITDA of $2 million to $10 million).

Equity Investments
On a limited basis, Barings BDC may acquire equity interests in portfolio companies. In such cases, Barings BDC generally seeks to structure equity investments as non-control investments that provide Barings BDC with minority rights.

Investments can include senior and subordinated loans, convertible securities, common and preferred stock, other forms of equity interests and warrants or rights to acquire equity interests, though MVC’s current focus has been on yield generating investments.

Notwithstanding the differences in investment objective and strategy, Barings BDC does not anticipate any material repositioning of assets acquired in the Merger following the Merger.
Though there are some similarities associated with the risks of an equity investment in Barings BDC and MVC, there are various differences in such risks due to the different investment objective, investment focus and target investment of Barings BDC and MVC. See “Risk Factors—Risks Relating to the Merger—The

investment objectives and investment strategy of Barings BDC differ from the investment objectives and investment strategy of MVC, and therefore an equity investment in Barings BDC has different risks than an equity investment in MVC.”
Q:	How will the combined company be managed following the Merger?
A:
The directors of Barings BDC immediately prior to the Merger will remain the directors of Barings BDC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. In addition, pursuant to the Merger Agreement, one current MVC director mutually selected by Barings BDC and MVC will be added to the Barings BDC Board effective as of the closing. Barings BDC and MVC have not yet determined which MVC director will be appointed. The officers of Barings BDC immediately prior to the Merger will remain the officers of Barings BDC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Merger, Barings BDC will continue to be managed by Barings, and there are not expected to be any material changes in Barings BDC’s investment objective or strategy.

Prior to the Merger, MVC is expected to dispose of certain portfolio investments constituting approximately 14.67% of the total MVC portfolio investments as of July 31, 2020. The estimated transaction costs expected to be borne by MVC in connection with the repositioning of such investments are approximately $0.4 million, which represent approximately 0.24% of MVC’s net assets as of July 31, 2020. Barings BDC does not anticipate material portfolio repositioning of the assets acquired in the Merger following the Merger. Over time, as MVC investments acquired by Barings BDC in the Merger mature, it is anticipated that Barings BDC will use the proceeds to make new investments in senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries, consistent with Barings BDC’s current investment strategy.
Q:	Are Barings BDC stockholders able to exercise appraisal rights in connection with the Merger?
A:	No. Barings BDC stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the Barings BDC Special Meeting.
Q:	Are MVC stockholders able to exercise appraisal rights in connection with the Merger?
A:
Yes. MVC stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”). For more information, see “Appraisal Rights of MVC stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

Q:	When do the parties expect to complete the Merger?
A:
While there can be no assurance as to the exact timing, or that the Merger will be completed at all, Barings BDC and MVC are working to complete the Merger in the fourth quarter of 2020. It is currently expected that the Merger will be completed promptly following receipt of the Barings BDC Stockholder Approval (as defined below) at the Barings BDC Special Meeting and the MVC Stockholder Approval (as defined below) at the MVC Special Meeting, along with the satisfaction or (to the extent legally permissible) waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Is the Merger expected to be taxable to MVC stockholders?
A:
The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) of MVC Common Stock who receive a combination of shares of Barings BDC Common Stock and cash, other than cash in lieu of a fractional share of Barings BDC Common Stock, in exchange for their MVC Common Stock, will recognize gains, but will not recognize any losses, equal to the lesser of (1) the amount of cash received in exchange for MVC Common Stock (including any cash paid to U.S. stockholders as the result of fluctuations in the Euro-to-U.S. dollar exchange rate), and excluding cash received in lieu of a fractional share of Barings BDC Common Stock) and (2) the excess, if any, of (a) the sum of the amount of cash received in exchange for MVC Common Stock (including cash received in lieu of a fractional share of Barings BDC Common Stock) and the fair market value of the

Barings BDC Common Stock received in the Merger (determined at the Effective Time) over (b) the U.S. stockholder’s tax basis in the shares of MVC Common Stock surrendered in the Merger. If a U.S. stockholder recognizes gains equal to the amount described in clause (1) rather than clause (2) of the preceding sentence, such U.S. stockholder will also recognize gains attributable to cash received in lieu of a fractional share of Barings BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the MVC Common Stock surrendered that is allocable to the fractional share. Any gains recognized generally will be capital gains, and any such capital gains generally will be long-term capital gains, provided certain holding period and other requirements are met. MVC Tax Dividends paid by MVC should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of MVC Common Stock in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the MVC Common Stock. The U.S. federal income tax treatment of the Cash Consideration is uncertain in many respects. Although not free from doubt, MVC, Barings and Barings BDC intend that the Cash Consideration be treated by holders of MVC Common Stock as the receipt of ordinary income (as opposed to additional consideration received in exchange for MVC Common Stock) and have agreed to report the payment of the Cash Consideration in a manner consistent with its treatment as ordinary income to the holders of MVC Common Stock.
In connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Dechert LLP has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and MVC, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the Internal Revenue Service (the “IRS”) or the courts, which may not agree with the conclusions set forth in such opinion.
No ruling has been, or will be, sought by Barings BDC or MVC from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) would generally recognize gains or losses for U.S. federal income tax purposes upon the exchange of MVC Common Stock for Barings BDC Common Stock and cash in the Merger.
For additional information, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Merger.” The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.
Q:	What happens if the Merger is not consummated?
A:
If the Merger is not completed for any reason, MVC stockholders will not receive any payment for their shares of MVC Common Stock in connection with the Merger. Instead, MVC will remain an independent company. In addition, MVC may, under certain circumstances specified in the Merger Agreement, be required to pay Barings BDC a termination fee of $2,937,938 and, under certain circumstances, reimburse Barings BDC for its out-of-pocket expenses incurred in connection with the transactions, subject to a maximum reimbursement amount of $1,175,175, or Barings BDC may be required to pay or cause to be paid to MVC a termination fee of $4,700,701. See “Description of the Merger Agreement—Termination of the Merger Agreement.” The MVC Board would also expect to consider other alternatives, which may include liquidation among other options, based on then-current market circumstances, the performance of the MVC portfolio and financial position of MVC.

Q:	Is the approval of the New Barings BDC Advisory Agreement a condition precedent to the closing of the Merger and vice versa?
A:
No. The closing of the Merger is not a condition to the adoption of the New Barings BDC Advisory Agreement. Similarly, the approval of the New Barings BDC Advisory Agreement is not a condition to the closing of the Merger. If the New Barings BDC Advisory Agreement is approved by Barings BDC stockholders, it will become effective as of January 1, 2021. If the New Barings BDC Advisory Agreement is not approved by Barings BDC stockholders, the existing investment advisory agreement, dated as of August 2, 2018, by and between Barings BDC and Barings (the “Existing Barings BDC Advisory Agreement”) will continue in effect and the Barings BDC Board will consider various alternatives, including seeking subsequent approval of a new investment advisory agreement by Barings BDC stockholders.

Q:	Will stockholders of the Barings BDC following the Merger pay a higher base management fee than stockholders of Barings BDC and MVC prior to the Merger?
Currently, Barings BDC stockholders pay a base management fee equal to 1.375% of Barings BDC’s average gross assets under the Existing Barings BDC Advisory Agreement. Barings BDC is proposing to amend the Barings BDC Existing Advisory Agreement in the Barings BDC Advisory Agreement Amendment Proposal to, among other things, reduce the Barings BDC base management fee to 1.250%. As a result, Barings BDC stockholders will pay a lower base management fee after the Merger if the Barings BDC Existing Advisory Agreement is approved. See “Barings BDC Proposal 3: The Barings BDC Advisory Agreement Amendment Proposal.”
Under the MVC Investment Advisory Agreement, MVC stockholders pay a 2.00% base management fee based on MVC’s total assets, minus cash. However, for the fiscal years ended October 31, 2018, 2019 and 2020, MVC was party to a base management fee waiver from TTG Advisers that tied management fees to the average daily discount of the closing price of MVC Common Stock to MVC’s NAV for the prior fiscal quarter (“NAV discount”) as follows (the “Base Fee Reduction”): (1) if MVC’s NAV discount was greater than 20%, the management fee for the then-current quarter was reduced to 1.25% of total assets, less cash; (2) if the NAV discount was between 10% and 20%, the management fee was 1.50% of total assets, less cash; and (3) if the NAV discount was less than 10% or eliminated, the management fee of 1.50% of total assets, less cash, was re-examined, but in no event would it exceed 1.75% of total assets, less cash. For example, for the quarter ended July 31, 2020, MVC’s effective base management fee was 1.25%. As a result, regardless of whether the Barings BDC Advisory Agreement Amendment is approved, MVC stockholders will pay a higher base management fee (as a percentage of pro forma net assets) than they did prior to the Merger as stockholders of MVC (as a percentage of MVC’s net assets) during the period when the Base Fee Reduction was in effect at a 20% NAV discount level for MVC. However, on October 31, 2020, the Base Fee Reduction expired, resulting in MVC’s base management fee being equal to 2.00% of total assets, less cash, for the fiscal year. As a result, MVC stockholders will pay a base management fee to Barings under the Barings BDC Existing Advisory Agreement or the New Barings BDC Advisory Agreement, as applicable, that is less than the 2.00% base management fee otherwise payable to TTG Advisers in this fiscal year.

SUMMARY OF THE MERGER
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should read this entire joint proxy statement/prospectus carefully, including “Risk Factors” and other information incorporated by reference for a more complete understanding of the Merger. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Merger. The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement. See “Where You Can Find More Information,” “Incorporation by Reference for Barings BDC” and “Incorporation by Reference for MVC.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 28 for risks related to the Merger and “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part II, Item 1A of Barings BDC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and in Part I, Item 1A of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and in Part II, Item 1A of MVC’s Quarterly Reports on Form 10-Q for the quarters ended January 31, 2020, April 30, 2020 and July 31, 2020 for general risks related to Barings BDC and MVC.
The Parties to the Merger
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
Barings BDC is a Maryland corporation incorporated on October 10, 2006. Barings BDC currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the Investment Company Act.
In connection with the Barings BDC Externalization Transaction, Barings BDC changed its name from Triangle Capital Corporation to Barings BDC, Inc. and on August 3, 2018, began trading on the New York Stock Exchange (“NYSE”) under the symbol “BBDC.”
Prior to the Barings BDC Externalization Transaction, Barings BDC’s business was to provide capital to lower middle-market companies located primarily in the United States. Barings BDC focused on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Barings BDC’s target portfolio company had annual revenues between $20.0 million and $300.0 million and annual earnings before interest, taxes, depreciation and amortization, as adjusted between $5.0 million and $75.0 million. Barings BDC invested primarily in senior and subordinated debt securities of privately held companies, generally secured by security interests in portfolio company assets. In addition, Barings BDC generally invested in one or more equity instruments of the borrower, such as direct preferred or common equity interests. Barings BDC’s investments generally ranged from $5.0 million to $50.0 million per portfolio company.
At the time of the Barings BDC Externalization Transaction, Barings BDC focused on investing in syndicated senior secured loans, bonds and other fixed income securities. Since that time, Barings has been transitioning Barings BDC’s portfolio to senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. Barings’ existing SEC co-investment exemptive relief under the Investment Company Act permits Barings BDC’s and Barings’ affiliated private and SEC-registered funds to co-invest in Barings-originated loans, which allows Barings to efficiently implement its senior secured private debt investment strategy for Barings BDC.
Barings employs fundamental credit analysis, and targets investments in businesses with relatively low levels of cyclicality and operating risk. The hold size of each position will generally be dependent upon a number of factors including total facility size, pricing and structure, and the number of other lenders in the facility. Barings has experience managing levered vehicles, both public and private, and will seek to enhance Barings BDC’s returns through the use of leverage with a prudent approach that prioritizes capital preservation. Barings believes this strategy and approach offers attractive risk/return with lower volatility given the potential for fewer defaults and greater resilience through market cycles.

Barings BDC has elected for federal income tax purposes to be treated as a RIC under the Code.
MVC Capital, Inc.
287 Bowman Avenue, 2nd Floor
Purchase, New York 10577
(914) 701-0310
MVC is a Delaware corporation incorporated on December 2, 1999. MVC is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the Investment Company Act.
MVC provides equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. MVC’s investments can take the form of senior and subordinated loans, common and preferred stock and warrants or rights to acquire equity interests, or convertible securities, among other instruments. MVC Common Stock is traded on the NYSE under the symbol “MVC.”
In 2003, a new MVC Board was elected and MVC adopted a new investment objective for MVC of seeking to maximize total return from capital appreciation and/or income. MVC’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with MVC’s broader objective, MVC adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. Michael Tokarz was also appointed as Chairman and TTG Advisers portfolio manager to lead the implementation of MVC’s new objective and strategy and to stabilize the existing portfolio.
Beginning November 1, 2006, MVC has been externally managed by The Tokarz Group Advisers LLC (“TTG Advisers”) pursuant to an investment advisory agreement (as currently in effect, the “MVC Investment Advisory Agreement”). Prior to such time, Mr. Tokarz and his team managed MVC under an internal structure.
MVC has elected for federal income tax purposes to be treated as a RIC under the Code.
Mustang Acquisition Sub, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
Acquisition Sub is a Delaware corporation and a newly formed wholly-owned direct consolidated subsidiary of Barings BDC. Acquisition Sub was formed in connection with and for the sole purpose of the Merger and has no prior operating history.
Barings LLC
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
(704) 805-7200
Barings, a Delaware limited liability company and wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, is Barings BDC’s investment adviser. Barings is a leading global asset management firm and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Barings’ primary investment capabilities include fixed income, private credit, real estate, equity, and alternative investments. Subject to the overall supervision of the Barings BDC Board, a majority of which is made up of the Barings BDC Independent Directors, Barings’ Global Private Finance Group (“Barings GPFG”) manages Barings BDC’s day-to-day operations, and provide investment advisory and management services to Barings BDC. Barings GPFG is part of Barings’ Global Fixed Income Platform that includes all of public fixed income, all of private credit and real estate debt of Barings, which had approximately $305.4 billion assets under management as of September 30, 2020. Barings GPFG manages private funds and separately managed accounts, along with multiple public vehicles.
Included in Barings GPFG is Barings North American Private Finance Team, which, provides a full set of solutions to North American middle market companies, including revolvers, first and second lien senior secured loans, unitranche structures, mezzanine debt and equity co-investments. Barings GPFG is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring Barings BDC’s investments and monitoring and servicing Barings BDC’s investments.
Structure of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into MVC. MVC will be the surviving corporation and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Immediately after the Effective Time, MVC will merge with and into Barings BDC, with Barings BDC continuing as the surviving corporation in the Second Step.
Based on the number of shares of Barings BDC Common Stock issued and outstanding it is expected that, following consummation of the Merger, current Barings BDC stockholders will own approximately 74.2% of the outstanding Barings BDC Common Stock and former MVC stockholders will own approximately 25.8% of the outstanding Barings BDC Common Stock.
The following diagram illustrates the First Step, the Second Step and the ownership structure of Barings BDC immediately following the Merger:

## CURRENT STRUCTURE

Barings BDC Stockholders
MVC Stockholders
Barings BDC
MVC
100%
Acquisition Sub

## FIRST STEP

Barings BDC Stockholders
Merger Consideration*
MVC Stockholders
* Each share of MVC Common Stock (other than those held by Barings BDC, MVC or any wholly-owned subsidiary thereof) will be converted into the right to receive the Merger Consideration
Barings BDC
MVC
Each share of Acquisition Sub stock will be converted into MVC Common Stock so MVC becomes wholly-owned by Barings BDC.
100%
Acquisition Sub
Acquisition Sub merges with and into MVC, with MVC surviving

## SECOND STEP

Barings BDC Stockholders
Prior MVC Stockholders
Barings BDC
100%
MVC merges with and into Barings BDC, with MVC surviving and the shares of MVC cancelled.
MVC

## POST-MERGER

Barings BDC Stockholders
Prior MVC Stockholders
Barings BDC

Merger Consideration
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) will be converted into the right to receive (i) $0.39492 per share in cash, without interest, from Barings and (ii) 0.94024 of a validly issued, fully paid and non-assessable share of Barings BDC Common Stock, par value $0.001 per share, plus any cash in lieu of fractional shares. Pursuant to the Merger Agreement, total value of the consideration to be received by MVC stockholders at the closing is subject to adjustment as set forth in the Merger Agreement and may be different than the estimated total consideration described herein depending on a number of factors, including the number of outstanding shares of Barings BDC and MVC common stock, the payment of MVC Tax Dividends by MVC, undistributed ICTI and undistributed Net Capital Gains of MVC, the RIC Tax Liability of MVC and the Euro-Dollar Exchange Rate Adjustment. For more information, see “Description of the Merger Agreement — Merger Consideration.”
Market Price of Securities
Shares of Barings BDC Common Stock trade on the NYSE under the symbol “BBDC.” Shares of MVC Common Stock trade on the NYSE under the symbol “MVC.”
The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement and the last trading day before the date of this joint proxy statement/prospectus.
	Barings BDC Common Stock	MVC Common Stock
Closing Sales Price at August 7, 2020	$8.24	$6.63
Closing Sales Price at [•], 2020	$[•]	$[•]
Risks Relating to the Proposed Merger
The Merger and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. Barings BDC stockholders and MVC stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at the Special Meetings.
•	Because the market price of Barings BDC Common Stock will fluctuate, MVC stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
•	The total value of consideration to be received by MVC stockholders cannot be determined until the Closing Date.
•	Sales of shares of Barings BDC Common Stock after the completion of the Merger may cause the market price of Barings BDC Common Stock to decline.
•	MVC stockholders and Barings BDC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
•	Barings BDC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to realize such benefits.
•	The announcement and pendency of the proposed Merger could adversely affect both Barings BDC’s and MVC’s business, financial results and operations.
•	If the Merger does not close, neither Barings BDC nor MVC will benefit from the expenses incurred in their pursuit of the Merger.
•	The termination of the Merger Agreement could negatively impact MVC and Barings BDC.
•	Under certain circumstances, MVC or Barings BDC may be obligated to pay a termination fee upon termination of the Merger Agreement.
•	Except in specified circumstances, if the Merger is not completed by February 10, 2021, either MVC or Barings BDC may choose not to proceed with the Merger.

•
The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to MVC’s and Barings BDC’s business and operations.

•	MVC and Barings BDC will be subject to contractual restrictions while the Merger is pending, including restrictions on pursuing alternatives to the Merger.
•	The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire MVC prior to the completion of the proposed Merger.
•	If the Merger is not completed or MVC is not otherwise acquired, MVC may consider other strategic alternatives, which are subject to risks and uncertainties.
•	Subject to applicable law, each party may waive one or more conditions to the Merger without resoliciting approval from its respective stockholders.
•
The shares of Barings BDC Common Stock to be received by MVC stockholders as a result of the Merger will have different rights associated with them than shares of MVC Common Stock currently held by them, including the fact that (1) Barings BDC is a Maryland corporation subject to the MGCL and MVC is a Delaware corporation subject to the DGCL, (2) Barings BDC has a classified board of directors consisting of three (3) classes of directors each of which consists of directors who serve three (3) year terms while MVC has a single class of directors each of whom holds office until the next annual meeting of stockholders after his/her election and (3) Barings BDC and MVC’s bylaws provide for different requirements for the submission of stockholder proposals at stockholders meetings. For a more detailed discussion comparing the rights of Barings BDC stockholders and MVC stockholders, see section entitled “Comparison of Barings BDC and MVC Stockholder Rights.”

•	The market price of Barings BDC Common Stock after the Merger may be affected by factors different from those affecting Barings BDC Common Stock or MVC Common Stock currently.
•
The Merger may trigger certain “change of control” provisions and other restrictions in certain of Barings BDC’s and MVC’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.

•
The opinion delivered to the by Barings BDC Board by its financial advisor and the opinion delivered to the MVC Board and the MVC Strategic Review Committee by MVC’s financial advisor will not reflect any changes in circumstances that may occur since the opinions were delivered prior to signing the Merger Agreement.

•
Certain persons related to MVC and Barings BDC have interests in the Merger that differ from the interests of MVC and Barings BDC stockholders. For example, MVC directors and officers are entitled to post-closing indemnification by Barings BDC under the Merger Agreement, Barings BDC has agreed to maintain a directors and officers’ liability insurance policy covering current and former MVC directors and officers for six (6) years following the closing of the Merger and one (1) MVC director will be appointed to the Barings BDC Board following the Merger. In addition, Barings, the investment adviser of Barings BDC, has indirect financial interests in the transactions contemplated by the Merger Agreement that are different from, and/or in addition to, the interests of Barings BDC stockholders. For more information, see “The Merger—Interests of Certain Persons Related to Barings BDC in the Merger” and “The Merger—Interests of Certain Persons Related to MVC in the Merger.”

•	The combined company may not be able to obtain financing for additional capital requirements.
•	MVC and Barings BDC have incurred and expect to incur substantial transaction fees and costs in connection with the Merger, whether or not the Merger is completed.
•
Any litigation which may be filed against MVC and Barings BDC in connection with the Merger, regardless of its merits, could result in substantial costs and could delay or prevent the Merger from being completed.

•	The Merger may not be treated as a tax-free reorganization under Section 368(a) of the Code.

•
The U.S. federal income tax treatment of the Cash Consideration is not entirely clear, and the position taken that the Cash Consideration is treated as ordinary income to the holders of MVC Common Stock might be challenged by the IRS.

See the section captioned “Risk Factors—Risks Relating to the Merger” below for a more detailed discussion of these factors.
Tax Consequences of the Merger
The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Merger qualifies as a reorganization, then generally, for U.S. federal income tax purposes, U.S. stockholders (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) of MVC Common Stock who receive a combination of shares of Barings BDC Common Stock and cash, other than cash in lieu of a fractional share of Barings BDC Common Stock, in exchange for their MVC Common Stock, will recognize gains, but will not recognize any losses, equal to the lesser of (1) the amount of cash received in exchange for MVC Common Stock (including any cash paid to U.S. stockholders as the result of fluctuations in the Euro-to-U.S. dollar exchange rate ), and excluding cash received in lieu of a fractional share of Barings BDC Common Stock) and (2) the excess, if any, of (a) the sum of the amount of cash received in exchange for MVC Common Stock (including cash received in lieu of a fractional share of Barings BDC Common Stock ) and the fair market value of the Barings BDC Common Stock received in the Merger (determined at the Effective Time) over (b) the U.S. stockholder’s tax basis in the shares of MVC Common Stock surrendered in the Merger. If a U.S. stockholder recognizes gains equal to the amount described in clause (1) rather than clause (2) of the preceding sentence, such U.S. stockholder will also recognize gains attributable to cash received in lieu of a fractional share of Barings BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the MVC Common Stock surrendered that is allocable to the fractional share. Any gains recognized generally will be capital gains, and any such capital gains generally will be long-term capital gains, provided certain holding period and other requirements are met. MVC Tax Dividends paid by MVC should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of MVC Common Stock in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the MVC Common Stock. The U.S. federal income tax treatment of the Cash Consideration is uncertain in many respects. Although not free from doubt, MVC, Barings and Barings BDC intend that the Cash Consideration be treated by holders of MVC Common Stock as the receipt of ordinary income (as opposed to additional consideration received in exchange for MVC Common Stock) and have agreed to report the payment of the Cash Consideration in a manner consistent with its treatment as ordinary income to the holders of MVC Common Stock.
In connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Dechert LLP has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and MVC, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion.
No ruling has been, or will be, sought by Barings BDC or MVC from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) would generally recognize gains or losses for U.S. federal income tax purposes upon the exchange of MVC Common Stock for Barings BDC Common Stock and cash in the Merger.
For additional information, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Merger.” The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.

Special Meeting of Barings BDC Stockholders
Barings BDC plans to hold the Barings BDC Special Meeting virtually on December 23, 2020, at 8:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/BBDC2020SM. At the Barings BDC Special Meeting, holders of Barings BDC Common Stock will be asked to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal, the Barings BDC Advisory Agreement Amendment Approval and, if necessary or appropriate, the Barings BDC Adjournment Proposal.
A Barings BDC stockholder can vote at the Barings BDC Special Meeting if such stockholder owned shares of Barings BDC Common Stock at the close of business on the Barings BDC Record Date. As of that date, there were 47,961,753 shares of Barings BDC Common Stock outstanding and entitled to vote. 133,534 of such total outstanding shares, or approximately 0.3%, were owned beneficially or of record by directors and executive officers of Barings BDC.
Special Meeting of MVC Stockholders
MVC plans to hold the MVC Special Meeting on December 23, 2020, at 9:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/MVC2020SM. At the MVC Special Meeting, holders of MVC Common Stock will be asked to approve the Merger Proposal and, if necessary or appropriate, the MVC Adjournment Proposal.
An MVC stockholder can vote at the MVC Special Meeting if such stockholder owned shares of MVC Common Stock at the close of business on the MVC Record Date. As of that date, there were 17,725,118 shares of MVC Common Stock outstanding and entitled to vote. 1,660,610.67 of such total outstanding shares, or approximately 9.4%, were owned beneficially or of record by directors and executive officers of MVC.
Barings BDC Board Recommendation
The Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Merger Stock Issuance Proposal, and unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal, “FOR” the Barings BDC Advisory Agreement Amendment Proposal and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
MVC Board Recommendation
The MVC Board, acting on the recommendation of the MVC Strategic Review Committee, unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and unanimously recommends that MVC stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the MVC Adjournment Proposal.
Vote Required—Barings BDC
Each share of Barings BDC Common Stock held by a holder of record as of the Barings BDC Record Date has one vote on each matter to be considered at the Barings BDC Special Meeting.
The Merger Stock Issuance Proposal
Approval of Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Merger Stock Issuance Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote.
The Barings BDC Below NAV Issuance Proposal
Approval of the Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal.
The Barings BDC Advisory Agreement Amendment Proposal
Approval of the Barings BDC Advisory Agreement Amendment Proposal requires the affirmative vote by the stockholders of Barings BDC holding a majority of the outstanding voting securities of Barings BDC Common Stock entitled to vote at the Barings BDC Special Meeting. For purposes of this proposal, the Investment Company Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Barings BDC Special Meeting if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will have the same effect as votes “against” the Barings BDC Advisory Agreement Amendment Proposal.
The Barings BDC Adjournment Proposal
Approval of the Barings BDC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Barings BDC Adjournment Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote.
Vote Required—MVC
Each share of MVC Common Stock held by a holder of record as of the MVC Record Date has one vote on each matter to be considered at the MVC Special Meeting.
The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of MVC Common Stock entitled to vote at the MVC Special Meeting (“MVC Stockholder Approval”). Abstentions and broker non-votes (if any) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
Leon G. Cooperman, Michael T. Tokarz, certain affiliates of Wynnefield Capital, Inc. and West Family Investments, Inc., MVC stockholders which collectively own approximately 31% of MVC Common Stock issued and outstanding as of the date of the Merger Agreement, entered into the voting agreements with Barings BDC (collectively, the “Voting Agreements”), pursuant to which, among other things, such MVC stockholders have, subject to the terms and conditions set forth in the Voting Agreements, agreed to support the Merger and the transactions contemplated by the Merger Agreement and to vote all their shares of MVC Common Stock in favor of the First Step. The Voting Agreements’ obligations to vote in favor of the First Step terminate upon certain events, including the Effective Time, the valid termination of the Merger Agreement in accordance with its terms, the termination of the Voting Agreements by mutual consent of the parties thereto or a change in the recommendation of the MVC Board to MVC stockholders pursuant to the Merger Agreement.
Mr. Tokarz and his immediately family own directly and indirectly 100% of the issued and outstanding equity of TTG Advisers. Neither TTG Advisers nor Mr. Tokarz is receiving compensation in connection with the Merger, other than the Merger Consideration that Mr. Tokarz will receive in respect of his ownership of MVC Common Stock.
The MVC Adjournment Proposal
The approval of the MVC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of the votes cast by holders of the shares of MVC Common Stock present at the MVC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the MVC Adjournment Proposal.

Completion of the Merger
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Merger to occur, see “Description of the Merger Agreement—Conditions to Closing the Merger.” While there can be no assurances as to the exact timing, or that the Merger will be completed at all, Barings BDC and MVC are working to complete the Merger in the fourth quarter of 2020. It is currently expected that the Merger will be completed promptly following receipt of the stockholder approvals at the Barings BDC Special Meeting and the MVC Special Meeting and satisfaction (or to the extent legally permitted, waiver) of the other closing conditions set forth in the Merger Agreement.
Termination of the Merger and Termination Fee
The Merger Agreement contains certain termination rights for Barings BDC and MVC, each of which is discussed below in “Description of the Merger—Termination of the Merger Agreement.” The Merger Agreement provides that, upon the valid termination of the Merger Agreement under certain circumstances, Barings BDC may be required to pay or cause to be paid to MVC a termination fee of $4,700,701, or MVC may be required to pay or cause to be paid to Barings BDC a termination fee of $2,937,938. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fees. In addition, under certain circumstances, MVC may be required to pay Barings BDC’s and Barings’ expenses incurred in connection with the Merger, subject to a cap of $1,175,175.
Reasons for the Merger
Barings BDC
Barings BDC’s Board consulted with Barings BDC’s management and Barings, as well as its legal and other advisors, and considered numerous factors and, as a result, the Barings BDC Board, including the Barings BDC Independent Directors, determined that the Merger is in Barings BDC’s best interests and the best interests of Barings BDC stockholders.
Certain material factors considered by the Barings BDC Board, including the Barings BDC Independent Directors, that favored the conclusion of the Barings BDC Board that the Merger is in the best interests of Barings BDC and Barings BDC stockholders included, among others:
•	the combined company’s increased scale and liquidity;
•	the expected accretion to Barings BDC stockholders;
•
the alignment of Barings and Barings BDC stockholders as a result of Barings agreeing to (1) fund the cash portion of the purchase price of $0.39492 per share, or approximately $7 million and (2) provide up to $23 million of credit support pursuant to the Credit Support Agreement designed to limit downside to Barings BDC stockholders from net cumulative realized and unrealized losses on the acquired MVC portfolio relative to purchase price while also allowing Barings BDC stockholders to benefit from long-term MVC portfolio appreciation;

•	the combined company’s economies of scale;
•	the combined company’s quality of holdings and diversification of assets and liabilities;
•	the combined company’s increased market capitalization and commensurate increased trading volume;
•	the structure and tax consequences of the Merger;
•	the opinion of Barings BDC’s financial advisor;
•
the terms of the Merger Agreement, including (1) provisions relating to the adjustment of the Exchange Ratio in respect of (a) any MVC Tax Dividends paid by MVC, (b) any contributed ICTI and/or undistributed Net Capital Gain of MVC or (c) any RIC Tax Liability of MVC, (2) the interim operating covenants applicable to MVC's portfolio, (3) the non-solicitation covenants and (4) the provisions relating to MVC termination fee and MVC's reimbursement of Barings BDC’s and Barings’ expenses up to a cap under certain circumstances; and

•
the fact that the Voting Agreements were executed with four of MVC's largest stockholders in connection with the signing of the Merger Agreement, representing approximately 31% of the outstanding shares of MVC Common Stock.

The Barings BDC Board considered that while the Merger could cause dilution to Barings BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, the potential benefits of the Merger (including each of the foregoing) outweighed this cost.
The foregoing list does not include all the factors that the Barings BDC Board considered in approving the proposed Merger and the Merger Agreement and recommending that Barings BDC stockholders approve the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal. For a further discussion of the material factors considered by the Barings BDC Board, see “The Merger—Reasons for the Merger—Barings BDC.”
MVC
In evaluating the merger proposal from Barings BDC, the MVC Board, including the MVC Independent Directors, and the MVC Strategic Review Committee, consulted with and received the advice of certain outside advisors, including financial and legal advisors. In reaching their decision, the MVC Board and the MVC Strategic Review Committee considered a number of factors, including the factors discussed below, and determined that entering into the Merger Agreement and consummating the transactions contemplated thereby, including the Merger, are in MVC’s best interests and the best interests of MVC stockholders.
Certain material factors considered by the MVC Board, including the MVC Independent Directors and the MVC Strategic Review Committee, that favored the conclusion of the MVC Board that the Merger is in the best interests of MVC and MVC stockholders included, among others:
•	Barings BDC’s more diverse credit portfolio with less non-accruing loans;
•	the fact that Barings BDC is managed by a large global asset manager, whereas MVC has key-man risk;
•	Barings BDC’s greater scale and thus the potential to be better able to successfully compete for investment opportunities and have access to lower cost financing sources than MVC;
•	the combined portfolio’s greater potential to grow cash net investment income with a larger portion consisting cash interest payments as opposed to payment in kind interest;
•	the combined company having more than four (4) times the market capitalization of MVC, which is expected to improve liquidity for MVC stockholders;
•
the proposed Merger Consideration market value representing a substantial implied premium over the market value of MVC Common Stock based on the closing share prices of MVC Common Stock and Barings BDC Common Stock on August 7, 2020;

•
the Credit Support Agreement is expected to give stockholders of the combined company downside protection on the MVC portfolio and insulate the combined company’s stockholders from certain losses in MVC’s portfolio for the ten (10) years following the completion of the Merger;

•
inherent uncertainties and a protracted timeline associated with liquidations, an alternative to a business combination, as well as risks that per share liquidation values would be below the implied per share Merger Consideration value;

•
consideration of estimates of the then-current value of MVC’s net assets and Barings BDC’s net assets and the historical trading prices of MVC Common Stock and Barings BDC Common Stock compared to such estimates of NAV in determining the exchange ratio;

•
the terms of the Merger Agreement, including (1) a provision that permits MVC, under specified circumstances, to respond to and engage in discussions with third parties regarding unsolicited proposals to acquire MVC ; (2) a provision that permits the MVC Board and the MVC Strategic Review Committee, under specified circumstances in connection with an intervening event, to change their recommendation that MVC stockholders vote in favor of the adoption of the Merger Agreement; (3) a provision whereby an additional director, who is currently a director on the MVC Board and mutually selected by MVC and Barings BDC, would be appointed to the Barings BDC Board following the closing of the Merger; and (4) that Barings BDC’s obligation to complete the Merger is not conditioned on Barings BDC receiving any third-party financing; and

•	the opinion of MVC’s financial advisor.
The MVC Strategic Review Committee and the MVC Board considered, among other factors and risks, that while the Merger could be dilutive to MVC stockholders’ NAV per share and dividends per share, the potential benefits of the Merger (including each of the foregoing) outweighed such factors and risks.
The foregoing list does not include all the factors that the MVC Board considered in approving the proposed Merger and the Merger Agreement and recommending that MVC stockholders approve the Merger Proposal. In view of the complexity and the large number of factors considered, the MVC Board and the MVC Strategic Review Committee did not find it practicable to, and did not attempt to, quantify or assign any relative or specific weight to the various factors. For a further discussion of the material factors considered by the MVC Board, see “The Merger—Reasons for the Merger—MVC” below.
Opinion of the Financial Advisor to Barings BDC
In connection with the Merger, J.P. Morgan Securities LLC (“J.P. Morgan”), financial advisor to Barings BDC, rendered its oral opinion to the Barings BDC Board on August 10, 2020 and confirmed its oral opinion by delivering its written opinion, dated August 10, 2020, as discussed in more detail in the section entitled “The Merger—Opinion of the Financial Advisor to Barings BDC,” to the Barings BDC Board as to the fairness, from a financial point of view and as of the date of the opinion, to Barings BDC of the Exchange Ratio. The full text of the opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken by J.P. Morgan in preparing the opinion, is attached as Annex E to this joint proxy statement/prospectus. J.P. Morgan’s written opinion was addressed to the Barings BDC Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the Exchange Ratio in the Merger and did not address any other aspect of the Merger. J.P. Morgan expressed no opinion as to the underlying decision by Barings BDC to engage in the Merger or enter into the Merger Agreement. J.P. Morgan’s opinion does not constitute a recommendation to the Barings BDC Board in connection with the Merger, and it does not constitute a recommendation to any Barings BDC stockholder or any stockholder of any other entity as to how such stockholder should vote with respect to the Merger or any other matter.
Opinion of the Financial Advisor to MVC
In connection with the Merger, the MVC Board and the MVC Strategic Review Committee received a written opinion, dated August 10, 2020, from JMP Securities LLC (“JMP”), as to the fairness, from a financial point of view and as of the date of the opinion, to holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) of the Merger Consideration to be received by such holders. The full text of JMP’s written opinion, which is attached to this joint proxy statement/prospectus as Annex D sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken. JMP’s opinion was directed and addressed to the MVC Board (in its capacity as such) and, at the request of the MVC Board, also to the MVC Strategic Review Committee (in its capacity as such) in connection with their respective consideration of the Merger. JMP’s opinion did not address the underlying decision of MVC to proceed with or effect the Merger or the relative merits of the Merger as compared to any alternative strategy or transaction that might exist for MVC. JMP’s opinion does not constitute a recommendation as to how the MVC Board, the MVC Strategic Review Committee or any MVC or other stockholder should act or vote with respect to the Merger or any other matter.

Barings BDC Stockholders Do Not Have Appraisal Rights
Barings BDC stockholders will not be entitled to exercise appraisal rights in connection with the Merger under the laws of the State of Maryland.
MVC Stockholders Have Appraisal Rights
MVC stockholders will be entitled to exercise appraisal rights with respect to the First Step in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of MVC Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

RISK FACTORS
In addition to the other information included in this document, stockholders should carefully consider the risks described below in determining whether to approve, in the case of Barings BDC stockholders, (1) the Merger Stock Issuance Proposal; (2) the Barings BDC Below NAV Issuance Proposal; and (3) the Barings BDC Advisory Agreement Amendment Proposal, and in the case of MVC stockholders, the Merger Proposal. The information in “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part II, Item 1A of Barings BDC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 is incorporated herein by reference for general risks related to Barings BDC. The information in “Risk Factors” in Part I, Item 1A of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and in Part II, Item 1A of MVC’s Quarterly Reports on Form 10-Q for the quarters ended January 31, 2020, April 30, 2020 and July 31, 2020 is incorporated herein by reference for general risks related to MVC.
The risks, as set out below and incorporated by reference herein are not the only risks Barings BDC and MVC and, following the Merger, the combined company, face. Additional risks and uncertainties not currently known to Barings BDC or MVC or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s, business, financial condition or operating results. If any of the following events occur, Barings BDC or MVC or, following the Merger, the combined company’s, business, financial condition or results of operations could be materially adversely affected. See also “Incorporation by Reference for Barings BDC,” “Incorporation by Reference for MVC” and “Where You Can Find More Information” in this joint proxy statement/prospectus.
RISKS RELATING TO THE MERGER
Because the market price of Barings BDC Common Stock will fluctuate, MVC stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
The market value of the Merger Consideration may vary from the closing price of Barings BDC Common Stock on the date the Merger was announced, on the date that this joint proxy statement/prospectus was made available to stockholders, on the date of the Barings BDC Special Meeting or the date of the MVC Special Meeting and on the date the Merger is completed. Any change in the market price of Barings BDC Common Stock prior to completion of the Merger will affect the market value of the aggregate Merger Consideration that MVC stockholders will receive upon completion of the Merger. Additionally, the Exchange Ratio will fluctuate as the respective NAVs of Barings BDC and MVC change prior to the Closing Date.
Accordingly, at the time of the MVC Special Meeting, MVC stockholders will not know or be able to calculate the market value of the Merger Consideration they would receive upon completion of the Merger. Neither Barings BDC nor MVC is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of Barings BDC Common Stock. There will be no adjustment to the Merger Consideration for changes in the market price of shares of Barings BDC Common Stock.
Changes in the market price of Barings BDC Common Stock may result from a variety of factors, including, among other things:
•	changes in the business, operations or prospects of Barings BDC;
•	the financial condition of current or prospective portfolio companies of Barings BDC;
•	interest rates or general market or economic conditions;
•	market assessments of the likelihood that the Merger will be completed and the timing of completion of the Merger;
•	market perception of the future profitability of the combined company;
•	the duration and effects of the COVID-19 pandemic on Barings BDC’s portfolio companies; and
•
the duration and effects of the COVID-19 pandemic on equity trading prices generally, and specifically on the trading price of Barings BDC Common Stock and the common stock of the surviving corporation following the Merger.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of Barings BDC Common Stock to change.
These factors are generally beyond the control of Barings BDC. The range of high and low closing sales prices of Barings BDC Common Stock as reported on the NYSE for the nine months ended September 30, 2020, was a low of $5.34 to a high of $10.54. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of Barings BDC Common Stock prior to the Special Meetings.
The total value of consideration to be received by MVC stockholders cannot be determined until the Closing Date.
The total value of the consideration to be received by MVC stockholders on the Closing Date is subject to adjustment as set forth in the Merger Agreement and may be different than the estimated total consideration described in this joint proxy statement/prospectus. Factors that will impact the total value of consideration that will be received by MVC stockholders, include the number of outstanding shares of Barings BDC Common Stock and MVC Common Stock, any MVC Tax Dividends paid by MVC, any undistributed ICTI and/or undistributed Net Capital Gain of MVC, any RIC Tax Liability of MVC, and the Euro-Dollar Exchange Rate Adjustment.
Sales of shares of Barings BDC Common Stock after the completion of the Merger may cause the market price of Barings BDC Common Stock to decline.
Based on the number of outstanding shares of MVC Common Stock as of the close of business on August 7, 2020, Barings BDC would issue approximately 16.7 million shares of Barings BDC Common Stock pursuant to the Merger Agreement. Former MVC stockholders may decide not to hold the shares of Barings BDC Common Stock that they receive pursuant to the Merger Agreement. In addition, Barings BDC stockholders may decide not to hold their shares of Barings BDC Common Stock after completion of the Merger. In each case, such sales of Barings BDC Common Stock could have the effect of depressing the market price for Barings BDC Common Stock and may take place promptly following the completion of the Merger.
MVC stockholders and Barings BDC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
MVC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in MVC prior to the Merger. Consequently, MVC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of MVC. Barings BDC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in Barings BDC prior to the Merger. Consequently, Barings BDC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of Barings BDC.
If the Merger is consummated, based on the number of shares of Barings BDC Common Stock issued and outstanding on the Closing Date, it is expected that current Barings BDC stockholders will own approximately 74.2% of the outstanding Barings BDC Common Stock and former MVC stockholders will own approximately 25.8% of the outstanding Barings BDC Common Stock. In addition, both prior to and after completion of the Merger, subject to certain restrictions in the Merger Agreement and Barings BDC Stockholder Approval, Barings BDC may issue additional shares of Barings BDC Common Stock (including, subject to certain restrictions under the Investment Company Act, at prices below Barings BDC Common Stock’s then-current NAV per share), all of which would further reduce the percentage ownership of the combined company held by former MVC stockholders and current Barings BDC stockholders. In addition, the issuance or sale by Barings BDC of shares of Barings BDC Common Stock at a discount to NAV poses a risk of economic dilution to stockholders.
The NAV per share of Barings BDC Common Stock will be diluted if Barings BDC issues shares of Barings BDC Common Stock at a price below the then-current NAV per share in connection with the Merger.
At the Barings BDC Special Meeting, subject to certain determinations required to be made by the Barings BDC Board, Barings BDC stockholders are being asked to approve Barings BDC’s ability to issue shares of Barings

BDC Common Stock at a price below the then-current NAV per share in connection with the Merger in the event that at the time of such issuance, Barings BDC’s then-current NAV per share is greater than the value of the shares of MVC Common Stock being exchanged.
Under the Merger Agreement, the Exchange Ratio was fixed on August 10, 2020, at the signing of the Merger Agreement, subject to certain adjustments pursuant to the Merger Agreement. The Exchange Ratio was determined taking into account the NAV per share of Barings BDC Common Stock and MVC Common Stock as of June 30, 2020 and April 30, 2020, respectively, and is not subject to adjustment based on changes in the NAV per share of Barings BDC Common Stock or MVC Common Stock. In that regard, regardless of the date on which the Merger is consummated and the resulting date on which the shares of Barings BDC Common Stock are issued, the Exchange Ratio upon which the shares of Barings BDC Common Stock will be issued will not change (except for those adjustments described under “Description of the Merger Agreement—Merger Consideration”). Consequently, if, on the date that the Barings BDC Common Stock is issued, the per share value of the MVC Common Stock were to decrease from its per share value as of April 30, 2020 and the NAV of Barings BDC Common Stock were to remain the same, then Barings BDC could be deemed to be issuing shares at a price below its then-current NAV per share. As a result, it is not known at this time whether Barings BDC will be issuing shares of Barings BDC Common Stock at a price below the then-current NAV per share to MVC stockholders in connection with the Merger. The determination of whether Barings BDC is issuing its shares of Barings BDC Common Stock at a price below the then-current net asset value per share will be made at or around the time of the closing of the Merger.
If Barings BDC were to issue shares of Barings BDC Common Stock below its then-current NAV per share in connection with the Merger, such sales would result in an immediate dilution to the NAV per share of Barings BDC Common Stock. This dilution would occur as a result of the issuance of shares at a price below the then-current NAV per share of Barings BDC Common Stock and a proportionately greater decrease in the stockholders’ interest in Barings BDC’s earnings and assets and their voting interest in Barings BDC than the increase in Barings BDC’s assets resulting from such issuance. Because the NAV of shares of Barings BDC Common Stock at or around the time of the Merger is not currently known, the actual dilutive effect cannot be predicted.
Barings BDC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to realize such benefits.
The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of MVC’s investment portfolio with Barings BDC’s and the integration of MVC’s business with Barings BDC’s. There can be no assurance that MVC’s investment portfolio or business can be operated profitably or integrated successfully into Barings BDC’s operations in a timely fashion or at all. The dedication of management resources to such integration may divert attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of MVC’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.
Barings BDC also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume Barings BDC will be able to combine the operations of Barings BDC and MVC in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if Barings BDC is not able to successfully combine MVC’s investment portfolio or business with the operations of Barings BDC, the anticipated cost savings may not be fully realized, or realized at all, or may take longer to realize than expected.
The announcement and pendency of the proposed Merger could adversely affect both Barings BDC’s and MVC’s business, financial results and operations.
The announcement and pendency of the proposed Merger could cause disruptions in and create uncertainty surrounding both Barings BDC’s and MVC’s business, including affecting its relationships with its existing and future borrowers, which could have a significant negative impact on its future revenues and results of operations, regardless of whether the Merger is completed. In addition, Barings BDC and MVC have diverted, and will continue to divert, significant management resources towards the completion of the Merger, which could have a significant negative impact on each of their future revenues and results of operations.
MVC and Barings BDC are also subject to restrictions on the conduct of each of their businesses prior to the completion of the Merger as provided in the Merger Agreement, generally requiring MVC and Barings BDC to conduct their business only in the ordinary course and subject to specific limitations, including, among other things, certain restrictions on its ability to make certain investments and acquisitions, sell, transfer or dispose of its assets, amend its organizational documents and enter into or modify certain material contracts. These restrictions could prevent MVC or Barings BDC from pursuing otherwise attractive business opportunities, industry developments and future opportunities and may otherwise have a significant negative impact on its future investment income and results of operations. For more information about the restrictions applicable to Barings BDC and MVC, see “Description of the Merger Agreement—Interim Operations of Barings BDC” and “Description of the Merger Agreement—Interim Operations of MVC,” respectively, below.
If the Merger does not close, neither Barings BDC nor MVC will benefit from the expenses incurred in their pursuit of the Merger and, under certain circumstances, MVC may be required to pay Barings BDC’s expenses incurred in connection with the Merger, subject to a maximum reimbursement payment of $1,175,175.
The Merger may not be completed. If the Merger is not completed, MVC and Barings BDC will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed. In addition, under certain circumstances, MVC may be required to pay all of Barings BDC’s expenses incurred in connection with the Merger, subject to a maximum reimbursement payment of $1,175,175.
The termination of the Merger Agreement could negatively impact MVC and Barings BDC.
If the Merger Agreement is terminated, there may be various consequences, including:
•
MVC’s and Barings BDC’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•
the market prices of MVC Common Stock and Barings BDC Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed;

•	MVC may not be able to find a party willing to pay an equivalent or more attractive price than the price Barings BDC agreed to pay in the Merger; and
•	the payment of any termination fee or reimbursement of expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of MVC.
Under certain circumstances, MVC or Barings BDC may be obligated to pay a termination fee upon termination of the Merger Agreement.
The Merger may not be completed. The Merger Agreement provides that, upon the valid termination of the Merger Agreement under certain circumstances, Barings BDC may be required to pay or cause to be paid to MVC a termination fee of approximately $4,700,701, or MVC may be required to pay or cause to be paid to Barings BDC a termination fee of $2,937,938. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fees.
Except in specified circumstances, if the Merger is not completed by February 10, 2021, either MVC or Barings BDC may choose not to proceed with the Merger.
Either MVC or Barings BDC may terminate the Merger Agreement if the Effective Time has not occurred by February 10, 2021. However, this right to terminate the Merger Agreement will not be available to MVC or Barings BDC if the failure of such party to perform any of its obligations under the Merger Agreement has been the principal cause of or resulted in the failure of the Merger to be complete on or before such date. Termination of the Merger Agreement will also result in termination of the Voting Agreements. For more information, see the sections entitled “Description of the Merger Agreement — Termination of the Merger Agreement.”
The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to MVC’s and Barings BDC’s business and operations.
While there can be no assurances as to the exact timing, or that the Merger will be completed at all, Barings BDC and MVC are working to complete the Merger in the fourth quarter of 2020. The Merger is subject to closing conditions, including required regulatory approvals (including the expiration of the waiting period under the HSR Act, and the rules and regulations thereunder and the approval of the European Commission pursuant to the Council Regulation (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings (the “EU Merger Regulation”), and certain approvals of Barings BDC’s and MVC’s respective stockholders that, if not satisfied, will prevent the Merger from being completed. Early termination of the waiting period under the HSR Act was granted on September 30, 2020. The closing condition that Barings BDC stockholders approve the issuance of shares of Barings BDC Common Stock in connection with the Merger and the issuance of shares of Barings BDC Common Stock in connection with the Merger at a price below its then-current NAV may not be waived and must be satisfied for the Merger to be completed. Barings BDC currently expects that all directors and executive officers of Barings BDC will vote their shares of Barings BDC Common Stock in favor of the proposals presented at the Barings BDC Special Meeting. If Barings BDC stockholders do not approve the issuance of shares of Barings BDC Common Stock in connection with the Merger and the issuance of Barings BDC Common Stock in connection with the Merger at a price below its then-current NAV and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on Barings BDC’s business and operations. The closing condition that MVC stockholders adopt the Merger Agreement may not be waived and must be satisfied for the Merger to be completed. If MVC stockholders do not adopt the Merger Agreement and the Merger is not completed, the resulting failure to complete the Merger could have a material adverse impact on MVC’s business and operations.
MVC and Barings BDC will be subject to contractual restrictions while the Merger is pending, including restrictions on pursuing alternatives to the Merger.
Uncertainty about the effect of the Merger may have an adverse effect on Barings BDC and MVC and, consequently, on the combined company following completion of the Merger. These uncertainties may impair Barings’ and TTG Advisers’ abilities to motivate key personnel until the Merger is consummated and could cause those who deal with Barings BDC and MVC to seek to change their existing business relationships with Barings BDC and MVC, respectively. In addition, the Merger Agreement restricts Barings BDC and MVC from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent Barings BDC and MVC from pursuing certain business opportunities that may arise prior to the completion of the Merger, including restrictions on them pursuing alternatives to the Merger. Please see the section entitled “Description of the Merger Agreement—Interim Operations of MVC” and “Description of the Merger Agreement—Interim Operations of Barings BDC” for a description of the restrictive covenants to which MVC and Barings BDC are subject.
The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire MVC prior to the completion of the proposed Merger.
The Merger Agreement prohibits MVC from soliciting alternatives to the Merger and imposes limitations on MVC’s ability to respond to and negotiate unsolicited proposals received from third parties. The Merger Agreement contains customary non-solicitation and other provisions that, subject to limited exceptions, limit MVC’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of MVC. MVC can consider and participate in discussions and negotiations with respect to an alternative proposal only in very limited circumstances so long as certain notice and other procedural requirements are satisfied. In addition, subject to certain procedural requirements (including the ability of Barings BDC to revise its offer) and the payment of an $2,937,938 termination fee and the reimbursement of up to $1,175,175 in expenses incurred by Barings BDC, MVC may terminate the Merger Agreement and enter into an agreement with a third party that makes a superior proposal. These provisions may discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of MVC from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in connection with the Merger.
If the Merger is not completed or MVC is not otherwise acquired, MVC may consider other strategic alternatives, which are subject to risks and uncertainties.
If the Merger is not completed, the MVC Strategic Review Committee and the MVC Board may review and consider various alternatives available to MVC, including, among others, continuing as a standalone public company with no material changes to its business or seeking an alternate transaction (including, but not limited to, liquidation). These strategic or other alternatives available to MVC may involve various additional risks to its business, including, among others, distraction of its management team and associated expenses as described above in connection with the proposed Merger, and risks and uncertainties related to its ability to complete any such alternatives and other variables which may adversely affect its operations.
Subject to applicable law, each party may waive one or more conditions to the Merger without resoliciting approval from its respective stockholders.
Certain conditions to Barings BDC’s and MVC’s obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of Barings BDC and MVC. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. Accordingly, the terms and conditions as set forth in the Merger Agreement and described herein, including certain protections to Barings BDC and MVC, may be waived. The conditions requiring approval of Barings BDC stockholders and MVC stockholders, however, cannot be waived.
The shares of Barings BDC Common Stock to be received by MVC stockholders as a result of the Merger will have different rights associated with them than shares of MVC Common Stock currently held by them.
The rights associated with MVC Common Stock are different from the rights associated with Barings BDC Common Stock. See “Comparison of Barings BDC and MVC stockholder Rights.”
The market price of Barings BDC Common Stock after the Merger may be affected by factors different from those affecting Barings BDC Common Stock or MVC Common Stock currently.
The businesses of Barings BDC and MVC differ in some respects and, accordingly, the results of operations of the combined company and the market price of Barings BDC Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of each of Barings BDC and MVC. These factors include:
•	a larger stockholder base;
•	a different portfolio composition; and
•	a different capital structure.
Accordingly, the historical trading prices and financial results of Barings BDC may not be indicative of these matters for the combined company following the Merger.
The Merger may trigger certain “change of control” provisions and other restrictions in certain of Barings BDC’s and MVC’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of Barings BDC and MVC or their controlled affiliates will or may require the consent of one or more counterparties in connection with the Merger. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or Barings BDC’s or MVC’s obligations under, any such agreement because the Merger may violate an anti-assignment, change of control or similar provision. If this happens, Barings BDC or MVC may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. Barings BDC and MVC cannot assure you that Barings BDC or MVC will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing Barings BDC from operating a material part of MVC’s business.
In addition, the consummation of the Merger may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under Barings BDC’s or MVC’s agreements. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
The opinion delivered to the Barings BDC Board by its financial advisor and the opinion delivered to the MVC Board and the MVC Strategic Review Committee by MVC’s financial advisor will not reflect any changes in circumstances that may occur since the opinions were delivered prior to signing the Merger Agreement.
The opinion to the Barings BDC Board from its financial advisor and the opinion to the MVC Board and the MVC Strategic Review Committee from MVC’s financial advisor were both delivered on, and dated, August 10, 2020. Changes in the operations and prospects of Barings BDC or MVC, general market and economic conditions and other factors that may be beyond the control of Barings BDC or MVC, may significantly alter the value of MVC or the prices of shares of Barings BDC Common Stock or MVC Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. The recommendations of the Barings BDC Board and the MVC Board that their respective stockholders vote “FOR” the approval of the matters described in this joint proxy statement/prospectus are made as of the date of this joint proxy statement/prospectus. For a description of the opinion of MVC’s financial advisor to the MVC Board and the MVC Strategic Review Committee, see “The Merger—Opinion of the Financial Advisor to MVC.” For a description of the opinion that Barings BDC received from its financial advisor, see “The Merger—Opinion of the Financial Advisor to Barings BDC.”
Certain persons related to MVC and Barings BDC have interests in the Merger that differ from the interests of MVC and Barings BDC stockholders.
MVC’s directors and executive officers have certain interests in the Merger that are different from, or in addition to, the interests of MVC stockholders. The members of the MVC Board and the MVC Strategic Review Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger and in recommending to MVC stockholders that the First Step be approved.
In addition, certain Barings BDC’s directors and executive officers have certain interests in the Merger that are different from, or in addition to, the interests of Barings BDC stockholders. The members of the Barings BDC Board, including the Barings BDC Independent Directors, were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger.
These interests are described in more detail in the section of this joint proxy statement/prospectus entitled “The Merger—Interests of Certain Persons Related to MVC in the Merger” and The Merger—Interests of Certain Persons Related to Barings BDC in the Merger.”
The combined company may not be able to obtain financing for additional capital requirements.
Following completion of the Merger, the combined company may seek significant ongoing capital funding and, although MVC and Barings BDC anticipate that the combined company will be able to obtain such funding through cash generated from operations and subsequent debt, equity or hybrid offerings, there can be no assurances that the combined company will be able to obtain financing on acceptable terms or at all.
MVC and Barings BDC have incurred and expect to incur substantial transaction fees and costs in connection with the Merger, whether or not the Merger is completed.
MVC and Barings BDC have incurred and expect to incur additional material non-recurring expenses in connection with the Merger and completion of the transactions contemplated by the Merger Agreement. MVC and Barings BDC have incurred significant legal, advisory and financial services fees in connection with the process of negotiating and evaluating the terms of the Merger. Additional significant unanticipated costs may be incurred in the course of coordinating the businesses of MVC and Barings BDC after completion of the Merger. Even if the Merger is not completed, MVC and Barings BDC will need to pay certain costs relating to the Merger incurred prior to the date the Merger was abandoned, such as legal, accounting, financial advisory, filing and printing fees. Such costs may be significant and could have an adverse effect on the parties’ future results of operations, cash flows and financial condition.
Litigation filed against MVC or Barings BDC in connection with the Merger could result in substantial costs and could delay or prevent the Merger from being completed.
From time to time, MVC and Barings BDC may be subject to legal actions, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas in connection with the Merger. These or any similar securities class action lawsuits and derivative lawsuits, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on MVC’s or Barings BDC’s liquidity and financial condition or could prevent the Merger from being completed.
The Merger may not be treated as a tax-free reorganization under Section 368(a) of the Code.
Barings BDC and MVC intend that the Merger will qualify as a tax-free reorganization under Section 368(a) of the Code. No ruling has been, or will be, sought by Barings BDC or MVC from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the IRS or a court determines that the Merger should not be treated as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Merger”) would generally recognize gains or losses for U.S. federal income tax purposes upon the exchange of MVC Common Stock for Barings BDC Common Stock and cash in the Merger.
In connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Dechert LLP has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and MVC, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion.
For additional information, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Merger.” The tax consequences to you of the Merger will depend on your particular facts and circumstances. Please consult your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws.
The U.S. federal income tax treatment of the Cash Consideration is not entirely clear, and the position taken by the parties to the Merger Agreement that the Cash Consideration is treated as ordinary income received by MVC stockholders pursuant to the Mergers might be challenged by the IRS.
With respect to the Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the Cash Consideration are not entirely clear. Barings, Barings BDC and MVC intend to take the position that the Cash Consideration received by U.S. stockholders is not treated as payment in exchange for MVC Common Stock, and they have agreed to take the position that the payment of the Cash Consideration received by a U.S. stockholder (as defined in the section entitled “Material U.S. Federal Income Tax Consequences of the Mergers”) is ordinary income (as opposed to additional consideration received in exchange for MVC Common Stock) to the holders of MVC Common Stock. It is possible, however, that the IRS would assert a contrary position that the Cash Consideration be treated as cash received in exchange for such holder’s MVC Common Stock.

The investment objectives and investment strategy of Barings BDC differ from the investment objectives and investment strategy of MVC, and therefore an equity investment in Barings BDC has different risks than an equity investment in MVC.
As further described under the heading “How does Barings BDC’s investment objective and strategy differ from MVC’s?” on page 12, Barings BDC’s primary investment objective is to generate income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. Barings BDC seeks to achieve its investment objective by investing in senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. MVC’s investment objective, by contrast, is to seek to maximize total return from capital appreciation and/or income, though MVC’s current focus has been on yield generating investments. MVC seeks to achieve its investment objective by providing debt and equity financing to companies that are, for the most part, privately owned. MVC’s current investments in portfolio companies consist principally of senior and subordinated loans, mezzanine and preferred instruments and private equity investments. Stockholders of MVC will become stockholders of Barings BDC in connection with the closing of the Merger and, therefore, should understand the risks of an investment in Barings BDC. Given the relative size of the constituent companies of the Merger (with Barings BDC having total assets of approximately $1.12 billion as of September 30, 2020 and MVC having total assets of approximately $220.9 million as of July 31, 2020), the risks related to an investment in the combined company will be weighted more towards the risks related to an investment in Barings BDC. This will increasingly be the case as MVC’s assets mature over time and Barings BDC redeploys proceeds from such assets in accordance with Barings BDC’s investment strategy.
For more information regarding the risks related to an investment in Barings BDC, please refer to “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part II, Item 1A of Barings BDC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, which are incorporated by reference herein. For more information regarding the risks related to an investment in MVC, please refer to Part I, Item 1A of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and in Part II, Item 1A of MVC’s Quarterly Reports on Form 10-Q for the quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, which are incorporated by reference herein.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Merger
The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of Barings BDC or MVC bears directly or indirectly, and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Merger. Barings BDC and MVC caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “Barings BDC” or “MVC,” stockholders will indirectly bear such fees or expenses as investors in Barings BDC or MVC, as applicable. The table below is based on information as of September 30, 2020 with respect to Barings BDC and July 31, 2020 with respect to MVC (except as noted below).
The SEC requires that the percentages in the table below be calculated as a percentage of net assets (defined as total assets less indebtedness before taking into account any incentive fees payable during the period), rather than total assets, including assets that have been funded with borrowed monies.
	Actual		Pro Forma if the New Barings BDC Advisory Agreement is Not Adopted	Pro Forma if the New Barings BDC Advisory Agreement is Adopted
Stockholder transaction expenses	Barings BDC (acquiring fund)	MVC (target fund)
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)	None(2)	None(2)
Total stockholder transaction expenses (as a percentage of offering price)	None	None	None	None
	Actual		Pro Forma if the New Barings BDC Advisory Agreement is Not Adopted	Pro Forma if the New Barings BDC Advisory Agreement is Adopted
Estimated annual expenses (as a percentage of net assets attributable to common stock):(3)	Barings BDC (acquiring fund)	MVC (target fund)
Base management fees	2.6%(4)	2.3%(5)	2.2%(4)	2.0%(11)
Incentive fees	0.0%(6)	0.7%(7)	0.0%(6)	0.0%(12)
Interest payments on borrowed funds(8)	2.8%	4.2%	2.1%(10)	2.1%(10)
Other expenses(9)	1.0%	3.2%	1.2%	1.2%
Acquired fund fees and expenses	0.0%	0.3%	0.0%	0.0%
Total annual expenses	6.4%	10.7%	5.5%	5.3%
*	Represents an amount less than 0.1%.
(1)
Purchases of shares of common stock of Barings BDC or MVC on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of Barings BDC Common Stock or MVC Common Stock in a prior underwritten offering or otherwise.

(2)	The estimated expenses associated with the respective distribution reinvestment plans are included in “Other expenses.”
(3)	“Consolidated net assets attributable to common stock” equals Barings BDC net assets at September 30, 2020 and the average of

MVC’s consolidated net assets over the last four quarters (i.e., total consolidated assets less total consolidated liabilities) estimated at July 31, 2020. For the pro forma columns, the combined net assets of Barings BDC at September 30, 2020 and MVC at September 30, 2020 on a pro forma basis were used. “Estimated annual expenses” are derived by Barings BDC by annualizing the most recent quarterly percentage and by MVC by annualizing the percentage for its three most recent fiscal quarters.
(4)
For Barings BDC, pursuant to the Existing Barings BDC Advisory Agreement, the base management fee is 1.375% of Barings BDC’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. The fee table above shows the base management fee as a percentage of net assets as required by the SEC. If the New Barings BDC Advisory Agreement is not adopted, then the base management fee under the Existing Barings BDC Advisory Agreement will continue to apply to Barings BDC as the surviving company following the Merger.

(5)
For MVC, the amount shown reflects a base management fee rate of 2.00% based on MVC’s total assets, minus cash. For the fiscal year ended October 31, 2020, TTG Advisors had agreed to a reduced management fee structure that tied management fees to the average daily discount of the closing price of MVC Common Stock to MVC’s NAV for the prior fiscal quarter (“NAV discount”) as follows (the “Base Fee Reduction”): (1) if MVC’s NAV discount was greater than 20%, the management fee for the then-current quarter was reduced to 1.25% of total assets, less cash; (2) if the NAV discount was between 10% and 20%, the management fee was 1.50% of total assets, less cash; and (3) if the NAV discount was less than 10% or eliminated, the management fee of 1.50% of total assets, less cash, was re-examined, but in no event would it exceed 1.75% of total assets, less cash. Additionally, for fiscal years 2010 through 2020, TTG Advisers voluntarily agreed to waive $150,000 of expenses that MVC was obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”). Each of the Base Fee Reduction and Voluntary Waiver expired as of October 31, 2020. However, based on MVC’s July 31, 2020 NAV, and taking into account the Base Fee Reduction in effect prior to October 31, 2020, MVC’s base management fee for the quarter ended October 31, 2020 would be 1.25% of total assets, less cash.

(6)
Barings BDC’s incentive fee consists of two parts: (1) a portion based on Barings BDC’s pre-incentive fee net investment income (the “Income-Based Fee”) and (2) a portion based on the net capital gains received on Barings BDC’s portfolio of securities on a cumulative basis for each calendar year, net of all realized capital losses and all unrealized capital depreciation for that same calendar year (the “Capital Gains Fee”). Pursuant to the Existing Barings BDC Advisory Agreement, Barings BDC pays an Income-Based Fee to Barings which is 100% of Barings BDC’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate of 2.00% per quarter (8.00% annualized) but is less than 2.50% (10.00% annualized) (the “Catch-Up Amount”) and 20.00% of Barings BDC’s pre-incentive fee net investment income, if any, that exceeds the Catch-Up Amount. The Catch-Up Amount is intended to provide Barings with an Income-Based Fee of 20.00% on all of Barings BDC’s pre-incentive fee net investment income when Barings BDC’s pre-incentive fee net investment income reaches 2.00% per quarter (8.00% annualized). However, the Income-Based Fee will not be in excess of the incentive fee cap which is an amount equal to (1) 20.00% of the cumulative net return during the relevant trailing twelve quarters minus (2) the aggregate Income-Based Fee that was paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant trailing twelve quarters. The incentive fee cap is not subject to recoupment. The Capital Gains Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Existing Barings BDC Advisory Agreement), and is calculated at the end of each applicable year by subtracting (1) the sum of Barings BDC’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) Barings BDC’s cumulative aggregate realized capital gains, in each case calculated from August 2, 2018. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 20% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee payable for such year. If the Existing Barings BDC Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

If the New Barings BDC Advisory Agreement is not adopted, then the incentive fees under the Existing Barings BDC Advisory Agreement will continue to apply to Barings BDC as the surviving company following the Merger.
(7)
MVC’s incentive consists of two parts – an incentive fee on income and an incentive fee on capital gains. Pursuant to the MVC Investment Advisory Agreement, MVC pays an incentive fee to TTG Advisers which is generally: (1) 20% of pre-incentive fee net operating income (the “Income Incentive Fee”) and (2) 20% of cumulative aggregate net realized capital gains less aggregate unrealized depreciation (on MVC's portfolio securities acquired after November 1, 2003). TTG Advisers is entitled to an incentive fee with respect to MVC’s pre-incentive fee net operating income in each fiscal quarter as follows: no incentive fee in any fiscal quarter in which MVC's pre-incentive fee net operating income does not exceed the lower hurdle rate of 1.75% of net assets (the “Lower Hurdle Amount”), 100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than 2.1875% of net assets in any fiscal quarter (the “Higher Hurdle Amount”) and 20% of the amount of MVC's pre-incentive fee net operating income, if any, that exceeds 2.1875% of net assets in any fiscal quarter. Under the Advisory Agreement, the accrual of the provision for incentive compensation for net realized capital gains is consistent with the accrual that was required under the employment agreement with Mr. Tokarz.

On October 31, 2019, per the current incentive fee modification, TTG Advisers indicated its voluntary agreement to modify the calculation of the Income Incentive Fee for the fiscal year ended October 31, 2020, so that the fee accrued shall be subject to the following additional provisions: (1) in lieu of the “Lower Hurdle Amount” and the “Higher Hurdle Amount” set forth in the MVC Investment Advisory Agreement and in lieu of the Income Incentive Fee calculations applied on a quarterly basis under such agreement, the Income Incentive Fee will be computed pursuant to the calculations thereunder on an annual basis and shall be subject to a single 8% hurdle rate such that no Income Incentive Fee will be paid unless the pre-incentive fee net operating income for the fiscal year in which it is calculated exceeds 8% of MVC’s aggregate NAV calculated as of the end of the fiscal year in which such fee is being calculated (the “New Hurdle Amount”) and the Income Incentive Fee shall be equal to the following: (a) 50% of the amount by which such pre-incentive fee net operating income for the fiscal year exceeds the New Hurdle Amount but is less than 8.75% (the “Catch-Up Hurdle”); and (b) 20% of the amount by which such pre-incentive fee net operating income for the fiscal year equals or exceeds the Catch-Up Hurdle, subject to the qualifications/limitations below; (2) the Income Incentive Fee will be accrued only to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the fiscal year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020) exceeds the cumulative Income Incentive Fees accrued and/or paid for such 2 fiscal years (but no earlier than the year ended October 31, 2020). For the foregoing purposes, the “cumulative net increases in net assets resulting from operations” is the amount for the fiscal year of: the sum of pre-incentive fee net investment income (loss), realized gains and realized appreciation resulting from the “Yield Portfolio” (as defined by mutual agreement between MVC and TTG Advisers), less any realized losses and unrealized depreciation attributable to the Yield Portfolio, provided that such reductions (for losses/depreciation) shall be reduced by the amount of any carried-interest gains generated from the MVC PE Fund (as defined below) over the year for which such fees are being calculated and the 2 preceding fiscal years

(but no earlier than the year ended October 31, 2020), but only to the extent such carried-interest gains have not previously been applied to reduce losses/depreciation under this clause (2); and (3) the amounts of any actual Income Incentive Fee payment reductions caused by application of clause (1) above (in lieu of applying the hurdle rates and catch up formula set forth in the MVC Investment Advisory Agreement) shall be credited against any unrealized depreciation or realized losses applied with respect to the application of clause (2) above (on a one-time basis). Further, absent advance notice by TTG Advisers to the MVC Board (at least sixty (60) days’ prior to the fiscal year end), the current incentive fee modification shall continue automatically for each subsequent fiscal year.
(8)
The figure in the table for Barings BDC is derived by annualizing the actual three months ended September 30, 2020 borrowing costs of Barings BDC under all of its financing facilities, including amortized costs and expenses.

The figure in the table for MVC is based on borrowings outstanding as of July 31, 2020 and MVC’s assumption is that MVC’s borrowings will remain similar to the amounts outstanding as of that date. MVC had outstanding borrowings of approximately $95.0 million at July 31, 2020. This also includes expected interest expense on borrowings during the current fiscal year.
(9)
In the case of Barings BDC, other expenses include expenses incurred under the administration agreement, by and between Barings BDC and Barings, as the administrator, Barings BDC Board fees, directors and officers insurance costs, as well as legal and accounting expenses. The percentage presented in the table reflects actual amounts incurred during the three months ended September 30, 2020 on an annualized basis.

In the case of MVC, other expenses include expenses incurred under the administration servicing agreement, by and between MVC and U.S. Bancorp Fund Services, LLC, MVC Board fees, directors and officers’ insurance costs, as well as legal and accounting expenses, among other items. The percentage presented in the table reflects actual amounts incurred during the nine months ended July 31, 2020 on an annualized basis.
In the case of pro forma expenses, other expenses reflect anticipated decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses.
(10)
Figure is based on the assumption that Barings BDC’s interest costs (expressed at a percentage rate on the principal amount of debt) after the Merger will remain the same as its costs prior to the Merger. Barings BDC expects over time that as a result of additional investment purchases, and in turn, additional borrowings on the financing facilities after the Merger, the combined company’s interest payments on borrowed funds may be more than the principal amounts reflected in the section entitled “Capitalization” below and, accordingly, that estimated total expenses may be different than as reflected in the table above. However, the actual amount of leverage employed at any given time cannot be predicted.

(11)
If the Barings BDC Advisory Agreement Amendment Proposal is approved and the New Barings BDC Advisory Agreement is adopted, Barings BDC’s base management fee will be decreased from 1.375% of Barings BDC’s average gross assets under the Existing Barings BDC Advisory Agreement to 1.250% of Barings BDC’s average gross assets under the New Barings BDC Advisory Agreement.

(12)
If Barings BDC Advisory Agreement Amendment Proposal is approved and the New Barings BDC Advisory Agreement is adopted, the New Barings BDC Advisory Agreement (1) will not substantially modify the Capital Gains Fee and (2) will modify the Income-Based Fee set forth in the Existing Barings BDC Advisory Agreement as described under the caption “Barings BDC Proposal 3: The Barings BDC Advisory Agreement Amendment Proposal” on page 134.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Barings BDC, MVC or the combined company’s common stock following the Merger on a pro forma basis. In calculating the following expense amounts, each of Barings BDC and MVC has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Merger assume that the Merger closed on September 30, 2020 and that the leverage and operating expenses of Barings BDC and MVC remain at the levels set forth in the tables above. Transaction expenses related to the Merger are not included in the following examples.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
Barings BDC, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$64	$189	$311	$609
MVC, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$107	$304	$478	$834

Barings BDC, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$74	$216	$351	$663
MVC, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$117	$329	$512	$874

	1 year	3 years	5 years	10 years
Pro forma combined company following the Merger (if the New Barings BDC Advisory Agreement Is Adopted)
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$53	$160	$266	$526
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$63	$188	$309	$598

Pro forma combined company following the Merger (if the New Barings BDC Advisory Agreement Is Not Adopted)
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$55	$166	$274	$541
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gains incentive fee)	$65	$193	$317	$611
The foregoing tables are to assist you in understanding the various costs and expenses that an investor in Barings BDC, MVC or, following the Merger, the combined company’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of Barings BDC, MVC and the combined company will vary and may result in a return greater or less than 5%. The incentive fee under each of the Barings BDC Investment Advisory Agreement, the MVC Investment Advisory Agreement and the New Barings BDC Advisory Agreement, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above in the example where there is no return from net realized capital gains, and thus are not included in those examples. Under each of the Barings BDC Investment Advisory Agreement, the MVC Investment Advisory Agreement and the New Barings BDC Advisory Agreement, no incentive fee would be payable if Barings BDC, MVC or the combined company, as applicable, has a 5% annual return with no capital gains, however, there would be incentive fees payable in the examples where the entire return is derived from realized capital gains. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from NAV. See “Barings BDC Dividend Reinvestment Plan” and “MVC Dividend Reinvestment Plan” for additional information regarding Barings BDC’s and MVC’s dividend reinvestment plan, respectively.
The example and the expenses in the table above should not be considered a representation of Barings BDC’s, MVC’s, or, following the Merger, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to Barings BDC, MVC or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of Barings BDC, MVC or, following the Merger, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Barings BDC, MVC or, following the Merger, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:
•	the timing or likelihood of the transaction closing;
•	the combined company’s plans, expectations, objectives and intentions;
•	the ability to realize the anticipated benefits for the proposed Merger;
•	the expected synergies and savings associated with the transaction;
•	the expected elimination of certain expenses and costs due to the transaction;
•	the percentage of MVC stockholders voting in favor of the transaction;
•	the percentage of Barings BDC stockholders voting in favor of the relevant proposals;
•	the possibility that competing offers or acquisition proposals for MVC will be made;
•	the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived;
•	risks related to diverting the attention of Barings BDC’s management or MVC’s management from ongoing business operations;
•	the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense and liability;
•	the future operating results of the combined company or Barings BDC’s, MVC’s or the combined company’s portfolio companies;
•	regulatory approvals and other factors;
•	changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which Barings BDC and MVC invest;
•	general economic and political trends and other external factors;
•	the effect that the announcement or consummation of the Merger may have on the trading price of MVC Common Stock and Barings BDC Common Stock;
•	changes to the form and amounts of MVC’s tax obligations;
•	changes in the Euro-to-U.S. dollar exchange rate;
•	fluctuations in the market price of Barings BDC Common Stock and MVC Common Stock;
•	changes in MVC’s and/or Barings BDC’s NAV;
•	potential litigation arising from the Merger Agreement and/or the Merger;
•	the transaction’s effect on the relationships of Barings BDC or MVC with their respective investors, portfolio companies, lenders and service providers, whether or not the transaction is completed;
•	the reduction in Barings BDC stockholders’ and MVC stockholders’ percentage ownership and voting power in the combined company;
•	the challenges and costs presented by the integration of Barings BDC and MVC;
•	the uncertainty of third-party approvals;

•	the significant transaction costs;
•	the effect of changes to tax legislation and MVC’s and Barings BDC’s respective tax positions;
•	any potential termination of the Merger Agreement and the actions of MVC and Barings BDC stockholders with respect to any proposed transactions;
•	the restrictions on Barings BDC’s and MVC’s conduct of business set forth in the Merger Agreement;
•	MVC’s and/or Barings BDC’s ability to qualify and maintain their respective qualifications as a RIC and as a BDC; and
•	other changes in the conditions of the industries in which Barings BDC and MVC invest and other factors enumerated in Barings BDC’s and MVC’s filings with the SEC.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Barings BDC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and MVC’s Quarterly Reports on Form 10-Q for the quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.
The forward-looking statements included in this joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus have been based on information available to Barings BDC and/or MVC on the applicable date of the relevant document. Actual results could differ materially from those anticipated in Barings BDC’s and MVC’ forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that Barings BDC or MVC may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus and documents incorporated by reference into this joint proxy statement/prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. Neither Barings BDC nor MVC has independently verified such statistics or data.
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this joint proxy statement/prospectus, any prospectus supplement or in periodic reports Barings BDC or MVC file under the Exchange Act.

THE BARINGS BDC SPECIAL MEETING

Date, Time and Place of the Barings BDC Special Meeting
The Barings BDC Special Meeting will be held virtually at 8:00 a.m., on December 23, 2020 at the following website: www.virtualshareholdermeeting.com/BBDC2020SM. This joint proxy statement/prospectus will be made available to Barings BDC stockholders of record as of October 29, 2020 on or about [•], 2020.
Purpose of the Barings BDC Special Meeting
At the Barings BDC Special Meeting, Barings BDC stockholders will be asked to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and the Barings BDC Advisory Agreement Amendment Proposal, and, if necessary or appropriate, the Barings BDC Adjournment Proposal.
The Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger, the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and the Barings BDC Advisory Agreement Amendment Proposal and unanimously recommends that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal, “FOR” the Barings BDC Below NAV Issuance Proposal and “FOR” the Barings BDC Advisory Agreement Amendment Proposal, and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
Record Date
Barings BDC stockholders may vote their shares at the Barings BDC Special Meeting only if they were a stockholder of record at the close of business on October 29, 2020. There were 47,961,753 shares of Barings BDC Common Stock outstanding on the Barings BDC Record Date. Each share of Barings BDC Common Stock is entitled to one vote.
Quorum
A quorum must be present at the Barings BDC Special Meeting for any business to be conducted. The presence at the Barings BDC Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of Barings BDC Common Stock issued and outstanding and entitled to vote at the Barings BDC Special Meeting will constitute a quorum. Broker non-votes will not be treated as shares present for quorum purposes.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker, bank, trustee or nominee on behalf of a beneficial holder who does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee and who does not attend the meeting. The Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal and the Barings BDC Advisory Agreement Amendment Proposal are non-routine matters for Barings BDC. As a result, if a Barings BDC stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal or the Barings BDC Advisory Agreement Amendment Proposal. Abstentions and broker non-votes (if any) will (1) not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal or the Barings BDC Adjournment Proposal and (2) will have the same effect as votes “against” the Barings BDC Below NAV Issuance Proposal or the Barings BDC Advisory Agreement Amendment Proposal.
Vote Required
Each share of Barings BDC Common Stock held by a holder of record as of the Barings BDC Record Date has one vote on each matter to be considered at the Barings BDC Special Meeting.
The Merger Stock Issuance Proposal
Approval of Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Merger Stock Issuance Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will (if any) not be counted as votes cast and will have no effect on the result of the vote.

The Barings BDC Below NAV Issuance Proposal
Approval of the Barings BDC Below NAV Issuance Proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities (as used in the Investment Company Act) of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal.
The Barings BDC Advisory Agreement Amendment Proposal
Approval of the Barings BDC Advisory Agreement Amendment Proposal requires the affirmative vote by the stockholders of Barings BDC holding a majority of the outstanding voting securities (as used in the Investment Company Act) of Barings BDC Common Stock entitled to vote at the Barings BDC Special Meeting. For purposes of this proposal, the Investment Company Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Barings BDC Special Meeting if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will have the same effect as votes “against” the Barings BDC Advisory Agreement Amendment Proposal.
The Barings BDC Adjournment Proposal
Approval of the Barings BDC Adjournment Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the Barings BDC Adjournment Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes (if any) will not be counted as votes cast and will have no effect on the result of the vote.
Voting of Proxies
Barings BDC encourages Barings BDC stockholders to vote their shares by proxy via the Internet or telephone, which means that Barings BDC stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with Barings BDC stockholders’ instructions. If Barings BDC stockholders execute a proxy without specifying their voting instructions, such Barings BDC stockholders’ shares will be voted in accordance with the Barings BDC Board’s recommendation. If any other business is brought before the Barings BDC Special Meeting, Barings BDC stockholders’ shares will be voted at the Barings BDC Board’s discretion unless Barings BDC stockholders specifically state otherwise on their proxy.
A Barings BDC stockholder may authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.
•	By Internet: www.proxyvote.com
•
By telephone: (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (877) 777-4652 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on December 22, 2020.

Important notice regarding the availability of proxy materials for the Barings BDC Special Meeting. Barings BDC’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Barings BDC Special Meeting, by attending the Barings BDC Special Meeting and voting virtually or by a notice, provided in writing and signed by the Barings BDC stockholder, delivered to Barings BDC’s Secretary on any business day before the date of the Barings BDC Special Meeting.
Solicitation of Proxies
Barings BDC and MVC will bear their own costs of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying notice of special meeting of stockholders and proxy card. Barings BDC intends to use the services of Broadridge Financial Solutions Inc. (“Broadridge”) to aid in the distribution and collection of proxy votes. Barings BDC expects to pay market rates of approximately $110,000 for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
Appraisal Rights
Barings BDC stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the Barings BDC Special Meeting.

THE MVC SPECIAL MEETING

Date, Time and Place of the MVC Special Meeting
The MVC Special Meeting will be held virtually at 9:00 a.m., on December 23, 2020 at the following website: www.virtualshareholdermeeting.com/MVC2020SM. This joint proxy statement/prospectus will made available to MVC stockholders of record as of October 29, 2020 on or about [•], 2020.
Purpose of the MVC Special Meeting
At the MVC Special Meeting, MVC stockholders will be asked to approve the Merger Proposal and, if necessary or appropriate, the MVC Adjournment Proposal.
The MVC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger Proposal, and unanimously recommends that MVC stockholders vote “FOR” the Merger Proposal and “FOR” the Merger and, if necessary or appropriate, “FOR” the MVC Adjournment Proposal.
Record Date
MVC stockholders may vote their shares at the MVC Special Meeting only if they were a stockholder of record at the close of business on October 29, 2020. There were 17,725,118 shares of MVC Common Stock outstanding on the MVC Record Date. Each share of MVC Common Stock is entitled to one vote.
Quorum
A quorum must be present at the MVC Special Meeting for any business to be conducted. The presence at the MVC Special Meeting, virtually or represented by proxy, of the holders of a majority of the shares of MVC Common Stock issued and outstanding and entitled to vote at the MVC Special Meeting will constitute a quorum. Broker non-votes will not be treated as shares present for quorum purposes.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker, bank, trustee or nominee on behalf of a beneficial holder who does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee and who does not attend the meeting. The Merger Proposal is a non-routine matter for MVC. As a result, if an MVC stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the MVC Adjournment Proposal.
Vote Required
Each share of MVC Common Stock held by a holder of record as of the MVC Record Date has one vote on each matter to be considered at the MVC Special Meeting.
The Merger Proposal
The affirmative vote of the holders of a majority of the outstanding shares of MVC Common Stock entitled to vote at the MVC Special Meeting is required to approve the Merger Proposal. Abstentions and broker non-votes (if any) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
The MVC Adjournment Proposal
The affirmative vote of the holders of at least a majority of votes cast by holders of the shares of MVC Common Stock present at the MVC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the MVC Adjournment Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the MVC Adjournment Proposal.

Voting of Proxies
MVC encourages MVC stockholders to vote their shares by proxy via the Internet or telephone, which means that MVC stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with MVC stockholders’ instructions. If MVC stockholders execute a proxy without specifying their voting instructions, such MVC stockholders’ shares will be voted in accordance with the MVC Board’s recommendation. If any other business is brought before the MVC Special Meeting, MVC stockholders’ shares will be voted at the MVC Board’s discretion unless MVC stockholders specifically state otherwise on their proxy.
An MVC stockholder may authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.
•	By Internet: www.proxyvote.com
•	By telephone: (800) 322-2885
•
By mail: You may vote by proxy, after you request the hard copy materials, by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on December 22, 2020.

Important notice regarding the availability of proxy materials for the MVC Special Meeting.MVC’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by submitting new voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the MVC Special Meeting, by attending the MVC Special Meeting and voting virtually or by a notice, provided in writing and signed by the MVC stockholder, delivered to MVC’s Secretary on any business day before the date of the MVC Special Meeting.
Solicitation of Proxies
Barings BDC and MVC will bear their own costs of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. MVC intends to use the services of MacKenzie Partners, Inc. to aid in the distribution and collection of proxy votes. MVC expects to pay market rates of approximately $5,000 for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
Appraisal Rights
MVC stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of MVC Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

CAPITALIZATION
The following table sets forth (1) Barings BDC’s and MVC’s actual capitalization as of September 30, 2020(1) and (2) Barings BDC’s capitalization as of September 30, 2020 as adjusted to reflect the effects of the Merger. The amounts in the table below are unaudited. You should read this table together with Barings BDC’s and MVC’s condensed consolidated financial data incorporated by reference herein.
	As of September 30, 2020 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro forma Adjustments	Pro Forma
	Barings BDC	MVC		Barings BDC
Cash, cash equivalents and restricted cash	$225,291(2)	$77,245	$(84,983)(3)	$217,553
Debt less unamortized debt issuance costs	$686,333	$93,676	$(75,921)(4)	$704,088
Net Assets	$525,977	$181,870	$354(5)	$708,201
Total Capitalization	$1,437,601	$352,791	$(160,550)	$1,629,842
Number of common shares outstanding	47,961,753	17,725,118	(1,059,253)(6)	64,627,618(7)
NAV per common share	$10.97	$10.26		$10.96
(1)	September 30, 2020 is not a fiscal quarter for MVC, its assets have not been revalued post July 31, 2020, and its full quarter-end close process was not completed.
(2)	Includes $14.8 million of cash and $210.5 million of money market investments.
(3)
Assumes all MVC cash is used to repay a portion of the $95.0 million of Existing MVC Notes (as defined under “Description of the Merger Agreement—Additional Covenants—Repayment of MVC Credit Facilities and Existing MVC Notes”), and Barings BDC cash is used to pay associated transaction expenses of approximately $5.0 million for Barings BDC and approximately $2.3 million for MVC as well as additional interest expenses on the Existing MVC Notes of approximately $0.5 million.

(4)
Assumes the redemption of the MVC $95.0 million of the Existing MVC Notes, less extinguishment of debt issuance costs of $1.3 million and less additional borrowings on Barings BDC’s credit facility of approximately $17.8 million.

(5)
Includes transaction expenses of Barings BDC of approximately $5.0 million; transaction expenses of MVC of approximately $1.8 million; write-off of prepaid expenses, write-off of MVC deferred financing costs, credit facility termination fee and interest on senior notes of approximately $3.2 million; and estimated initial value of the Credit Support Agreement (as defined under “The Merger—Reasons for the Merger—Barings BDC”) of $10.1 million.

(6)
Represents the difference between the number of shares of MVC Common Stock issued and outstanding as of September 30, 2020 and the number of shares of Barings BDC Common Stock that Barings BDC expects to issue to MVC stockholders in connection with the Merger (as described in footnote 7 below).

(7)
Represents 47,961,753 shares of Barings BDC Common Stock outstanding prior to the Merger plus 16,665,865 shares of Barings BDC Common Stock to be issued to MVC stockholders in connection with the Merger. The number of shares of Barings BDC Common Stock to be issued to MVC stockholders in the Merger was determined by multiplying 17,725,118 shares of MVC Common Stock outstanding prior to the Merger by the Exchange Ratio of 0.94024.

THE MERGER
The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus.
General Description of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into MVC. MVC will be the surviving corporation and will continue its existence as a corporation under the laws of the State of Delaware and a direct, wholly-owned subsidiary of Barings BDC. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Immediately after the Effective Time, MVC will merge with and into Barings BDC, with Barings BDC as the surviving corporation in the Second Step. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) will be converted into and exchanged for the right to receive the Merger Consideration.
Based on the number of shares of Barings BDC Common Stock issued and outstanding as of September 30, 2020, it is expected that current Barings BDC stockholders will own approximately 74.2% of the outstanding Barings BDC Common Stock and former MVC stockholders will own approximately 25.8% of the outstanding Barings BDC Common Stock.
Background of the Merger
Since MVC’s initial public offering in 2000, competition for private debt investment opportunities in the middle market has significantly intensified. One of the primary drivers of increased competition has been large inflows of capital from global investors seeking yield due to interest rates that have remained at or near historic lows. These inflows of capital have led to the formation of new BDCs, debt funds and other similar pooled investment vehicles with substantial amounts of capital to deploy, significant financial, technological and marketing resources, and a broader range of risk tolerances in the middle market lending space than MVC. In addition, structural innovations within the private and syndicated debt markets have afforded borrowers greater financing alternatives, thereby creating pricing pressure on all debt product categories. This combination of large inflows of capital, new competitive entrants and expanded debt product offerings has created an imbalance between supply and demand and resulted in interest rate spread tightening and lower weighted-average yields associated with the investment portfolios of most BDC industry participants, including the debt investment portfolio of MVC. In addition, since March 2020, the COVID-19 pandemic has resulted in extreme volatility and uncertainty across nearly every financial market, sector and industry worldwide. In the United States, the response of federal, state and local authorities to the COVID-19 pandemic has been unprecedented, with widespread “stay at home” orders effectively shutting down much of the U.S. economy, an interest rate cut by the Federal Reserve and stimulus packages of over $2 trillion. Extraordinary uncertainty and unusual volatility arising from the COVID-19 pandemic has impacted the valuations of portfolio investments across the BDC sector. In addition, as is the case for many publicly-traded BDCs with smaller market capitalizations, shares of MVC Common Stock have consistently traded at a discount to NAV per share, which has limited MVC’s ability to raise additional equity capital and grow its portfolio. Since the outbreak of the COVID-19 pandemic, MVC has suffered significant investment losses which led to further depression of the trading price for MVC Common Stock and further decreased its market capitalization.
In light of the challenges presented by persistent low interest rates, new competition, a broader range of available financing products, and MVC’s size constraints due to its comparatively small balance sheet (a material portion of which is comprised of illiquid private equity investments generating little or no income), as well as its limited scale and share liquidity as a standalone company, in or around March 2020, the MVC Board discussed that, in order to maximize stockholder value over the longer term, MVC would likely be best served by finding a suitable partner for a strategic transaction with the scale, scope and risk profile to navigate successfully the highly competitive BDC market.
In response to solicitations by Messrs. Robert Knapp and Scott Krase, on April 4, 2020 and April 7, 2020, respectively, each of Party A and Party B verbally expressed its interest in discussing a potential business combination transaction. On April 8, 2020, MVC entered into an NDA with Party A which did not contain a standstill provision.

On April 9, 2020, the MVC Board met telephonically to consider authorizing MVC to enter into discussions, on a confidential basis, with other publicly traded BDCs, regarding a possible strategic business combination transaction, and execute customary mutual non-disclosure agreements (“NDAs”) with such potential parties. Representatives of Kramer Levin Naftalis & Frankel LLP (“Kramer”), counsel to MVC and the directors who are not “interested persons” (as defined under the Investment Company Act) of MVC (the “MVC Independent Directors”), also attended the meeting. At the meeting, the MVC Board reviewed preliminary discussions with a number of interested parties (including Party A and Party B as discussed below) and considered entering into discussions with other BDCs with which a strategic business combination might benefit MVC and its stockholders. The MVC Board discussed the potential benefits and risks inherent in engaging in a potential strategic transaction with either of Party A and Party B, the potential timing and structure of such a transaction, recent transactions engaged in by peer and other asset management firms and possible terms. The MVC Board considered the current market volatility and its potential impact on MVC in light of a potential strategic transaction. The MVC Board also considered potentially engaging an investment banker to provide advisory services in connection with any potential transaction and potentially forming a special committee to evaluate potential strategic alternatives.
On April 13, 2020, the MVC Board met telephonically, with representatives of Kramer also attending, to further discuss the potential strategic alternative process. During the meeting, the MVC Board reviewed and discussed entering into an NDA with Party A. The MVC Board considered the terms of a draft NDA and confidential information regarding MVC that would potentially be exchanged under the NDA. The MVC Board considered potential benefits and risks of a transaction with Party A, noting its greater scale, diversification and share liquidity compared to MVC. The MVC Board also discussed the performance track record and stock price of Party A’s BDC over various periods. The MVC Board further considered potential conflicts of interest of Michael Tokarz and Warren Holtsberg in any strategic transaction involving MVC, including potential circumstances under which each would recuse himself at appropriate times from MVC Board proceedings. The MVC Board then discussed authorizing certain designated directors of the MVC Board to discuss potential business combination transactions with interested parties on behalf of MVC, and entering into NDAs and similar agreements in connection therewith. The MVC Board additionally designated and authorized Robert Knapp, Scott Krase and Michael Tokarz, to conduct discussions on behalf of MVC regarding potential business combination transactions involving MVC, as they deemed appropriate, with up to three (3) other publicly-traded BDCs and to enter into customary NDAs and disclose and receive non-public information pursuant to such NDAs. The designated directors agreed to keep the full MVC Board informed of developments in respect to their discussions. The MVC Board determined to limit the delegation of authority to the designated directors with respect to the potential strategic alternatives process at that time, subject to further consideration by the MVC Board at a later date.
On April, 27, 2020, the MVC Board met telephonically, with representatives of Kramer also attending. During the meeting, Mr. Tokarz informed the MVC Board that he had been approached by Party C regarding a potential combination between MVC and a BDC affiliated with Party C (“Initial Party C Proposal”). He noted that the BDC affiliated with Party C was smaller in size than MVC, but that Party C indicated it was committed to investing additional capital into its BDC. Mr. Tokarz also noted to the MVC Board his expectation that any potential combination with Party C would be valued on a NAV-to-NAV basis, but the specific terms of any potential transaction were not available at the time. The MVC Board considered the existing size of the Party C BDC and whether the potential combination could provide MVC stockholders with adequate diversification and scale, the prospects of financial support by Party C, and the effect of engaging with Party C might have on MVC’s ongoing discussions with another interested party. The MVC Board approved commencing discussions with Party C and entering into a customary NDA to facilitate the exchange of information. The MVC Board further discussed the advisability of engaging an investment bank to act as MVC’s financial advisor at this stage.
Also at the April 27, 2020 meeting of the MVC Board, the MVC Board discussed a proxy contest threatened by Wynnefield Capital, Inc., a larger investor in MVC (“Wynnefield”) and the advisability of entering into discussions with them regarding a potential settlement. The MVC Board considered potentially discussing with Wynnefield the MVC Board’s composition and MVC’s consideration of potential strategic combinations (subject to adherence to confidentiality obligations). Following the discussion, the MVC Board directed MVC to pursue settlement discussions with Wynnefield.

On May 4, 2020, MVC entered into an NDA with Party C, which contained a mutual standstill (excluding “don’t ask/don’t waive” provisions). During the period between April 27 and May 27, 2020, members of the MVC Board continued discussions regarding potential business combinations with Party A and Party C.
The MVC Board met telephonically on May 27, 2020, with representatives of Kramer also attending. During the meeting, the MVC Board discussed the status of negotiations with Wynnefield regarding a proposed settlement agreement (the “Settlement Agreement”) pursuant to which the MVC Board would, among other things, (1) formally establish the MVC Strategic Review Committee consisting of Messrs. Knapp, Krase and Tokarz that would review all extraordinary transactions and conduct preliminary discussions and negotiations with parties interested in extraordinary transactions, (2) pursue and/or explore any extraordinary transaction approved by a majority of the MVC Strategic Review Committee and (3) until the annual meeting of stockholders on July 15, 2020, refrain from entering into any extraordinary transaction unless approved by both a majority of the MVC Board and a majority of the MVC Independent Directors. The MVC Board approved the Settlement Agreement, formally established the MVC Strategic Review Committee comprising the three previously “designated directors”: Messrs. Knapp, Krase and Tokarz, and expanded their authority as the MVC Strategic Review Committee to review all strategic transactions on behalf of MVC (superseding the prior authorization limiting discussions of a potential business combination transaction with up to three (3) publicly-traded BDC companies). An interested director voted against this approval based on an objection to the accompanying press release in the form presented to the MVC Board at the meeting.
On May 27, 2020, MVC publicly announced its entry into the Settlement Agreement and the establishment of the MVC Strategic Review Committee, and further indicated that MVC would explore any extraordinary transaction if a majority of the MVC Strategic Review Committee approved such exploratory action. The MVC Board additionally indicated that it had agreed not to enter into a definitive agreement providing for an extraordinary transaction unless approved by both a majority of the MVC Board and of the MVC Independent Directors, until the July 15, 2020 annual meeting of stockholders.
During the period between May 27, 2020 and June 11, 2020, members of the MVC Strategic Review Committee participated in discussions with Party A and Party C, and contacted certain other prospective BDCs concerning the possibility of a business combination with MVC. During this time, members of the MVC Board also contacted JMP and another financial advisor candidate regarding their potential engagement as financial advisor to MVC.
On June 2, 2020, a representative of Barings BDC contacted Mr. Knapp regarding a potential transaction in light of MVC’s May 27, 2020 press release.
On June 3, 2020, MVC and Barings BDC entered into an NDA containing a mutual standstill (which excluded “don’t ask/don’t waive” provisions).
On June 10, 2020, following discussions with Barings BDC, the members of the MVC Strategic Review Committee received an indication of interest letter from Barings BDC setting forth the terms of a proposed business combination. Under this letter, Barings BDC offered to acquire one hundred percent (100%) of MVC at an exchange ratio of 0.91x of a share of Barings BDC Common Stock for each share of MVC Common Stock and an incremental cash payment to MVC stockholders of $15 million. In addition, the letter included an offer to the stockholders of the combined company of up to $20 million credit enhancement to insulate combined stockholders from potential value volatility in the MVC portfolio for five years following the closing of the combination, as well as a $15 million post-close secondary market share repurchase program.
Between June 10, 2020 and June 15, 2020, representatives of Barings BDC discussed the terms of a proposed business combination with Messrs. Knapp and Krase. Following such discussions, on June 16, 2020, Barings BDC sent an updated indication of interest letter (the “June 16 Barings Proposal”) reflecting an increase in the proposed consideration for the business combination. Under the June 16 Barings Proposal, Barings BDC offered to acquire one hundred percent (100%) of MVC at an exchange ratio of 0.93x of a share of Barings BDC Common Stock for each share of MVC Common Stock and cash consideration of $1 per share of MVC Common Stock. In addition, it included an offer to the stockholders of the combined company of up to $20 million credit enhancement to insulate combined stockholders from potential value volatility in the MVC portfolio for five years following the closing of the combination, as well as a $15 million post-close secondary market share repurchase program. In connection with the June 16 Barings Proposal, Barings BDC requested that MVC enter into an exclusivity arrangement in order to further pursue the business combination and exchange information for the purposes of due diligence in connection with the potential transaction.
Messrs. Knapp and Krase continued to have extensive discussions and negotiations on behalf of the MVC Strategic Review Committee with representatives of Barings BDC regarding the proposed transaction through August 10, 2020.
The MVC Board met telephonically on June 11, 2020. Representatives of JMP and Kramer also attended the meeting. During the meeting, the MVC Board interviewed JMP as a potential financial advisor. It was noted that JMP had provided services to MVC in prior engagements and was generally familiar with MVC’s portfolio. The MVC Board discussed with JMP potential strategic options that might be available to MVC, including a merger with a public or private BDC, retention of a new investment adviser, a full liquidation or maintenance of the status quo, as well as the relevant considerations and illustrative timelines for such alternatives. JMP reviewed with the MVC Board its experience and qualifications and provided preliminary perspectives regarding MVC’s potential exploration of strategic alternatives. The MVC Board was not made aware of, and did not foresee, any potential conflicts of interest arising from JMP acting as financial advisor to MVC, including taking into account the already-identified potential transaction partners. After JMP and Messrs. Tokarz and Holtsberg were asked to leave the meeting, and the MVC Independent Directors considered various advantages and disadvantages of engaging JMP, including its experience advising MVC and its experience in strategic mergers and acquisitions transactions in the financial services space, and, following a reconvening of the full MVC Board, the MVC Board approved (with the MVC independent directors voting separately and unanimously) MVC’s engagement of JMP as MVC’s financial advisor to assist the MVC Board, including the MVC Strategic Review Committee and the MVC Independent Directors, in connection with MVC’s exploration of strategic alternatives.
The MVC Strategic Review Committee convened its first formal meeting telephonically on June 17, 2020, with representatives from JMP and Kramer also attending. During the meeting, the MVC Strategic Review Committee assessed whether to move forward and further explore the June 16 Barings Proposal. The MVC Strategic Review Committee members summarized prior discussions with Party A and Party C, and the members’ work and analyses reviewing potential transactions discussed with Party A and Party C to date. JMP then reviewed the June 16 Barings Proposal, discussing financial terms and aspects including the amount and form of consideration proposed, the implied total equity value represented by the proposed consideration, the implied premium of the proposed consideration to MVC’s recent stock price, the implied discount to MVC’s NAV per share represented by the proposed consideration, and the NAV dilution to MVC stockholders implied by the proposed consideration. The MVC Strategic Review Committee considered the proposed $20 million credit support agreement (cushioning NAV losses), materially greater scale, as well as increased credit diversification, market capitalization, and potential liquidity for stockholders of the potential combined company. The MVC Strategic Review Committee also discussed the status of proposals or interest from Party A and Party C. It was noted that the total consideration included in the Initial Party C Proposal was substantially less than the June 16 Barings Proposal. It was also noted, following further discussions, that Party A had determined not to submit a written proposal. After further discussion, the MVC Strategic Review Committee directed JMP to further discuss the June 16 Barings Proposal with representatives of Barings BDC and approved the entry by MVC into an exclusivity agreement requested by Barings BDC, particularly given the absence of a competitive available alternative proposal.
The MVC Strategic Review Committee met telephonically on June 19, 2020, with representatives of JMP and Kramer also attending, to discuss updates on the MVC Strategic Review Committee’s discussions with Barings BDC. During the meeting, JMP updated its review of financial aspects of the June 16 Barings Proposal, discussing, among other things, the premium to MVC’s current stock price, and other potential benefits such as the larger scale and diversification offered by the proposed combined company, as well as the potentially increased level of liquidity associated with the significantly higher market capitalization of the proposed combined company. JMP further discussed the dividend of Barings BDC as compared to MVC and noted the growth of the Barings dividend since Barings BDC portfolio’s relatively recent inception period. The June 16 Barings Proposal described that Barings BDC’s operating expenses as a percent of its equity value were less than MVC’s (and significantly less than median expenses of BDC peers). The June 16 Barings Proposal also contemplated a credit support agreement under which Barings would be committed to provide protection to the stockholders of the combined company for any downward movement in adjusted NAV on MVC’s portfolio investments for a period of five (5) years. Representatives of Kramer reviewed and discussed with the members of the MVC Strategic Review Committee their duties and the duties of the members of the MVC Board in connection with their respective consideration of the proposed transaction. The members of the MVC Strategic Review Committee additionally noted that, in light of the public announcement of the MVC Strategic Review Committee made on May 27, 2020, other interested parties had equal opportunity to engage MVC in transaction discussions as did Barings BDC.
Also at the June 19, 2020 meeting, the MVC Strategic Review Committee discussed a draft exclusivity agreement with Barings (provided to the committee members in advance of the meeting), which would expire on July 3, 2020 and would not bind MVC to consummate the transaction, and authorized Mr. Knapp to execute the proposed exclusivity agreement.
The MVC Board then met telephonically on June 19, 2020, with representatives of JMP and Kramer attending, during which Mr. Knapp reported to the MVC Board the work of the MVC Strategic Review Committee to date, including the negotiations in connection with the June 16 Barings Proposal (which was provided to the MVC Board in advance of the meeting), the withdrawal of Party A from negotiations, and the relatively low amount of proposed value for MVC stockholders offered by the proposal of Party C. Mr. Knapp described the proposed exclusivity agreement requested by Barings BDC and a detailed discussion regarding the proposed value to MVC’s stockholders in connection with the June 16 Barings Proposal ensued. A further discussion then ensued, during which no concerns were raised by the MVC Board regarding proceeding with the proposed exclusivity agreement (which was requested for a relatively brief period, expiring July 3, 2020).
Later that day, MVC and Barings BDC entered into the exclusivity agreement (the “Initial Exclusivity Agreement”) and MVC commenced its due diligence review of Barings BDC and Barings commenced its due diligence review of MVC. On June 21, 2020, MVC invited Barings BDC to its virtual data room and on June 23, 2020, Barings BDC opened its virtual data room to representatives of MVC.
On June 25, 2020, Barings BDC directed Dechert LLP, counsel to Barings BDC (“Dechert”), to prepare a draft merger agreement for a strategic transaction with MVC.
On July 2, 2020, the members of the MVC Strategic Review Committee received an updated bid letter from Barings BDC (the “July 2 Barings Proposal”) setting forth revised terms of the proposed business combination, which reduced the proposed consideration from that in the June 16 Barings Proposal. Under the July 2 Barings Proposal, Barings BDC offered to acquire one hundred percent (100%) of MVC at an exchange ratio of 0.79x of a share of Barings BDC Common Stock for each share of MVC Common Stock and cash consideration of $0.17 per share of MVC Common Stock. In addition, it included an offer to the stockholders of the combined company of up to $20 million credit enhancement to insulate combined stockholders from potential value volatility in the MVC portfolio for ten years following the closing of the combination, as well as a $15 million secondary market share repurchase program over a twelve-month period post-closing.
On July 3, 2020, the MVC Strategic Review Committee met telephonically, with representatives of JMP and Kramer also attending, to discuss the July 2 Barings Proposal. JMP discussed the reduction in the proposed exchange ratio and cash consideration reflected in the July 2 Barings Proposal following preliminary due diligence performed on the MVC portfolio and discussed other terms that differed from the June 16 Barings Proposal. JMP reviewed the proposed consideration, NAV calculations, credit support agreement and Barings BDC’s assessments of portfolio valuations reflected in the July 2 Barings Proposal. The MVC Strategic Review Committee further discussed the updated terms in light of indications of interest previously received from Party A and Party C. Following this discussion, the MVC Strategic Review Committee determined to decline the terms reflected in the July 2 Barings Proposal, but to continue to pursue negotiations related to a proposed combination transaction with Barings BDC. The MVC Strategic Review Committee directed JMP to inform Barings of this rejection and to request from Barings BDC improved terms and request supporting information from Barings regarding certain assumptions, including with respect to the NAVs of the parties, underlying the July 2 Barings Proposal.
The exclusivity period in the Initial Exclusivity Agreement lapsed on July 3, 2020.
On July 7, 2020, the members of the MVC Strategic Review Committee received an updated bid letter from Barings BDC (the “July 7 Barings Proposal”) setting forth revised terms of the proposed business combination. Under the July 7 Barings Proposal, Barings BDC offered to acquire one hundred percent (100%) of MVC at an exchange ratio of 1.0071x of a share of Barings BDC Common Stock for each share of MVC Common Stock, without any additional cash consideration. In addition, it included an offer to the stockholders of the combined company of up to $40 million credit enhancement to insulate combined stockholders from potential value volatility in the MVC portfolio for ten years following the closing of the combination, as well as a $15 million secondary market share repurchase program over a twelve-month period post-closing.
Also on July 7, 2020, the members of the MVC Strategic Review Committee received an updated proposal letter from Party C (the “Party C Proposal”) setting forth revised terms for a strategic transaction involving MVC and Party C.
On July 8, 2020, the MVC Strategic Review Committee met telephonically, with representatives of JMP and Kramer also attending, to discuss the July 7 Barings Proposal. JMP described the updated terms of the July 7 Barings Proposal. JMP discussed the NAV calculations and per share value of and premium implied by the all stock consideration to MVC stockholders reflected in the July 7 Barings Proposal, including its understanding of Barings BDC’s assumptions and methodologies associated therewith. The MVC Strategic Review Committee observed that the exchange ratio for stock consideration in the July 7 Barings Proposal was a fixed ratio, and that the July 7 Barings Proposal was silent with respect to board composition and governance for the combined company. Following further discussion, the MVC Strategic Review Committee determined to conduct further business due diligence with respect to the assumptions and calculations of Barings BDC’s projected NAV upon which their proposal was based, to obtain clarification on board composition and governance for the combined company and to negotiate for an increase in the total consideration and premium to MVC stockholders. Thus, the MVC Strategic Review Committee determined to reject the consideration offered in the July 7 Barings Proposal, but to continue to pursue negotiations with Barings BDC for a proposed combination transaction. The MVC Strategic Review Committee directed JMP to inform Barings BDC of the need for additional cash consideration so as to increase the value and premium to MVC stockholders, and clarify with Barings BDC their positions on requiring MVC to eliminate ICTI capital gains in connection with the transaction, and board composition and governance with respect to the combined company.
On July 10, 2020, the members of the MVC Strategic Review Committee received an updated bid letter from Barings BDC (the “July 10 Barings Proposal”) setting forth revised terms of the proposed business combination. Under the July 10 Barings Proposal, Barings BDC offered to acquire one hundred percent (100%) of MVC at an exchange ratio of 0.9894x of a share of Barings BDC Common Stock for each share of MVC Common Stock and cash consideration of $0.39 per share of MVC Common Stock. In addition, it included an offer to the stockholders of the combined company of up to $20 million credit enhancement to insulate combined stockholders from potential value volatility in the MVC portfolio for ten years following the closing of the combination, as well as a $15 million secondary market share repurchase program over a twelve-month period post-closing.
On July 12, 2020, the MVC Strategic Review Committee met telephonically, with representatives of JMP and Kramer also attending, to discuss the July 10 Barings Proposal, which provided further economic improvements when compared to the July 7 Barings Proposal, yet reduced overall transaction consideration as compared to the June 16 Barings Proposal. JMP reviewed the implied value of the proposed consideration, including as a percentage of MVC’s NAV, the implied premium to MVC’s recent stock price and the relative stock price movements of MVC and Barings BDC. The MVC Strategic Review Committee reviewed the assumptions and methodologies underlying the July 10 Barings Proposal’s terms, and discussed conducting further business due diligence with respect to Barings BDC’s projected NAV. JMP and the MVC Strategic Review Committee discussed the status of Barings’ legal and business due diligence of MVC, the potential impact of MVC’s capital gain ICTI-related distributions, and the reduction in the amount of proposed stockholder credit enhancement as compared to earlier proposals. The MVC Strategic Review Committee noted that MVC would consult with its tax consultant, Deloitte & Touche LLP (“Deloitte”), in regards to the distribution provisions. It was also noted that fewer voting agreements were required from insider stockholders in the July 10 Barings Proposal, as compared to earlier proposals. In connection with the July 10 Barings Proposal, Barings BDC also requested an additional exclusivity period, which had previously expired on July 3. JMP compared the financial terms of selected transactions to the July 10 Barings Proposal.

Also at the July 12 meeting, the MVC Strategic Review Committee discussed the Party C Proposal, noting its preliminary sense that such proposal was financially inferior to the July 10 Barings Proposal, but the MVC Strategic Review Committee resolved to discuss the proposal further at a subsequent meeting, after further discussions with Party C. The MVC Strategic Review Committee unanimously resolved to continue negotiations with Barings BDC and Party C.
The MVC Board met telephonically on July 15, 2020, with representatives of management, JMP and Kramer also attending. During an executive session with representatives of JMP and Kramer (during which representatives of MVC’s management team, except Mr. Tokarz, were not present), Mr. Knapp summarized for the MVC Board the work of MVC Strategic Review Committee and the advisors to date, including its review of proposals from Barings BDC, Party A and Party C. It was observed that, based on the recommendation of the MVC Strategic Review Committee, MVC had granted exclusivity to Barings BDC to pursue a potential business combination, on terms generally consistent with the terms discussed with the MVC Board on June 11, 2020. Mr. Knapp summarized the negotiations reflected in the financial terms of the July 10 Barings Proposal. The MVC Board was also informed of the fact that Barings BDC had requested an additional exclusivity period through August 3, 2020. JMP reviewed financial aspects of the potential transaction with the MVC Board.
At the July 15 MVC Board meeting, there was a discussion regarding Barings BDC’s investment approach, expertise and track record, including the observation that Barings BDC’s track record was relatively brief following its emergence from a reorganization with Triangle Capital Corporation in 2018. It was further observed that the proposed transaction was slightly NAV dilutive, although the resulting market NAV discount (on a current market basis) was estimated to be significantly less than the discount at which MVC Common Stock had been trading.
Also at the July 15 MVC Board meeting, Mr. Knapp observed that the MVC Strategic Review Committee’s strategic goals have been well publicized, but thus far, only three (3) parties had engaged in substantive discussions with MVC since the public announcement on May 27, 2020. He reviewed the discussions that transpired with each of these parties. Mr. Knapp highlighted that Barings BDC had made an unsolicited proposal to MVC upon taking notice of MVC’s disclosure in the press release that the MVC Strategic Review Committee had been formed. Mr. Knapp further noted that Barings BDC’s proposal was attractive but it was contingent upon a timely response by MVC, including with respect to agreeing to an additional exclusivity period so that Barings BDC could conduct legal and business due diligence on MVC with the intent of making a firm offer at an indicative price that the MVC Strategic Review Committee believed was attractive under the circumstances. He noted that Barings BDC indicated that its offer would be withdrawn if MVC delayed in responding, including delay via engagement in a “go-shop” process. Mr. Knapp discussed his belief that, given the volatile market conditions and MVC’s material level of private equity assets, that it was very uncertain that a “go-shop” process would lead to any greater value, and thus pursuit of such process and the related delays would, in his view, unduly risk the loss of Barings BDC’s offer. JMP also discussed this potential risk. It was further noted that the proposal made by Party A was withdrawn and the Party C Proposal was determined to be financially inferior. JMP informed the MVC Board that MVC management was producing a liquidation analysis, comparing the results thereof to the July 10 Barings Proposal. The MVC Board unanimously authorized the MVC Strategic Review Committee to grant the exclusivity extension requested by Barings BDC, if it thought advisable.
Following the MVC Board meeting, the MVC Strategic Review Committee met telephonically, with representatives of JMP and Kramer also attending, on July 15, 2020 to further discuss the Party C Proposal. JMP discussed the terms of the Party C Proposal and compared them to the July 10 Barings Proposal. The MVC Strategic Review Committee observed that, unlike the offers from Barings BDC, the Party C Proposal would result in combined company that would remain under MVC’s control and would remain subscale with a relatively low combined market capitalization. It was observed that, although the Party C Proposal could potentially offer greater net investment income per share, the current market value consideration of the July 10 Barings Proposal was significantly higher than the Party C Proposal. It was further noted that the combined entity in the July 10 Barings Proposal would result in MVC stockholders holding shares of a significantly larger BDC with greater potential liquidity for shares. It was also observed that the resulting combined company from the July 10 Barings Proposal would have much greater scale and diversification, with significantly less leverage and lower operating expenses. The July 10 Barings Proposal also provided for $20 million in credit support, effectively insuring MVC stockholders from any NAV losses (as adjusted by Barings BDC) taken on the MVC equity portfolio for ten years, a feature that the Party C Proposal did not have. Thus, the MVC Strategic Review

Committee unanimously agreed to decline the Party C Proposal, and directed JMP to report this decision to Party C. The MVC Strategic Review Committee additionally discussed the proposed exclusivity extension requested by Barings BDC. JMP and Mr. Knapp again discussed the risk of Barings BDC withdrawing its proposal should any material delay or “go-shop” process occur, and discussed the uncertainty whether a “go-shop” process would lead to increased value as compared to the July 10 Barings Proposal, especially considering the amount of time that had passed since the public announcement of the MVC Strategic Review Committee’s creation. The MVC Strategic Review Committee unanimously determined to provide Barings BDC the requested additional exclusivity period (which was relatively brief as it was proposed to expire on August 3, 2020) and authorized Mr. Knapp to execute any documents necessary to effectuate such additional exclusivity period (the “Second Exclusivity Agreement”). Following the meeting, representatives of MVC provided representatives of Barings BDC with a draft Second Exclusivity Agreement.
On July 17, 2020, the MVC Strategic Review Committee and representatives of JMP and Kramer met telephonically to discuss the responses and comments received from Barings BDC in response to the draft Second Exclusivity Agreement. The MVC Strategic Review Committee discussed Barings BDC’s comment that, although elimination of any remaining capital gain ICTI-related distributions by MVC would not be a closing condition for any proposed transaction, the amount remaining would be subject to a mutually agreed adjustment to the stock portion of the total consideration. Mr. Tokarz summarized analyses performed by Deloitte regarding potential options to reduce or eliminate capital gain ICTI-related distributions. It was further observed that Barings BDC had removed all references to deadlines for their completion of due diligence, and adjusted Barings BDC’s NAV incrementally upwards and the proposed consideration accordingly. The MVC Strategic Review Committee unanimously agreed to propose that (1) any adjustment related to capital gain ICTI-related distributions be limited to only remaining distributions that would result in a reduction to MVC’s NAV as of April 30, 2020 and (2) there be a deadline of July 27, 2020 for Barings BDC to complete its due diligence, and authorized JMP to revise the draft Second Exclusivity Agreement in light of these comments and circulate such Second Exclusivity Agreement for MVC Strategic Review Committee and Kramer review. Following such review, JMP delivered the draft Second Exclusivity Agreement to representatives of Barings BDC.
On July 20, 2020, MVC and Barings entered into the Second Exclusivity Agreement providing for exclusivity between the parties until August 3, 2020.
Between July 16, 2020 and July 26, 2020, Barings BDC, Barings and Dechert finalized the initial draft merger agreement.
On July 26, 2020, Dechert provided Kramer with the initial draft merger agreement.
On July 28, 2020, the MVC Strategic Review Committee met telephonically. JMP and Kramer also attended the meeting. JMP provided the MVC Strategic Review Committee with an overview of the key differences in financial terms reflected in the draft merger agreement and the July 10 Barings Proposal and the Second Exclusivity Agreement. Among other things, the MVC Strategic Review Committee discussed the reduced Merger Consideration reflected in the initial draft merger agreement as compared to the July 10 Barings Proposal, the NAV of the parties on which the proposed Merger Consideration was based, the implied markdown by Barings BDC of MVC’s portfolio value, the magnitude of the proposed termination fee in light of the specific strategic process engaged in by MVC in connection with the proposed Merger, the per share dividend dilution implied by the proposed Merger Consideration, and the requirement for certain MVC stockholders to enter into voting agreements (each a “Voting Agreement” and collectively, the “Voting Agreements”) prior to the execution of the Merger Agreement.
Although the implied market value of the proposed consideration set forth in the initial draft merger agreement was reduced to reflect the increased NAV discount ascribed by Barings BDC to MVC’s portfolio, it remained at a substantial premium to the then-market value of MVC Common Stock. The MVC Strategic Review Committee considered the possible reasons for Barings BDC increasing the NAV discount to MVC’s portfolio and observed the significant value offered by the $20 million credit support agreement that Barings had committed to provide as part of the merger, designed to cushion downside exposure on MVC’s portfolio. After its consideration of a number of business factors, including potential future portfolio value, the significant level of MVC’s payment-in-kind income, further downside risk on various MVC portfolio companies’ performance given the COVID-19 pandemic, the favorable premium over MVC’s stock price implied by the proposed Merger Consideration, the potential effects of stock price volatility for both companies on the merger consideration premium, the cash portion of the consideration, the proposed credit support agreement and the merger consideration comprising shares of a substantially larger publicly-traded BDC with greater scale and diversification, as well as potential risks, including the adequacy of the proposed consideration given the dilution to MVC’s NAV per share, and the volatility of Barings BDC’s stock price, it was the sense of the MVC Strategic Review Committee that it should continue to negotiate with Barings BDC, seeking to improve the financial terms of the proposed transaction from those reflected in the initial draft merger agreement. There was an update on reverse due diligence, which remained ongoing. Kramer reviewed the potential timetable for signing the merger agreement and discussed the process for entering into the Voting Agreements with MVC’s large stockholders (identified by Barings BDC in the July 10 Barings Proposal), including confidentiality obligations surrounding such discussions.
On July 29, 2020, the MVC Strategic Review Committee met telephonically, with JMP and Kramer also attending. Kramer reviewed with the MVC Strategic Review Committee a summary of key issues reflected in the draft merger agreement that were open to negotiation. The MVC Strategic Review Committee discussed these with Kramer, including those related to the merger consideration exchange ratio, termination fee payable by MVC and reverse termination fee payable by Barings BDC, third party consents, post-Merger board composition of the combined business, certain closing conditions and conduct of business restrictions, and exchange ratio adjustments. Kramer agreed to reflect the MVC Strategic Review Committee’s input in a revised draft merger agreement.
Over the next twelve days, representatives of MVC and Barings BDC engaged in extensive discussions and negotiations concerning, and exchanged numerous drafts of, the merger agreement, including the exhibits and schedules thereto. During this period, the parties engaged in further negotiations with respect to the issues that the MVC Strategic Review Committee had identified previously as necessitating additional consideration, including discussions regarding the merger consideration, potential adjustments thereto and the amounts of the termination fees and expense reimbursement.
On the morning of July 30, 2020, the Barings BDC Board held a special meeting, which was attended by each of the Barings BDC Independent Directors and by representatives of Barings BDC’s management. Representatives of Dechert and Morgan, Lewis & Bockius LLP (“Morgan Lewis”), counsel to the Barings BDC Independent Directors, were also in attendance. At the meeting, representatives of Barings BDC’s management discussed with the Barings BDC Board, among other things, the potential business combination with MVC and related matters.
On July 31, 2020, the MVC Board held its regular quarterly meeting, with representatives of JMP, Kramer and Deloitte, as well as members of management present. During the meeting, Deloitte reviewed a liquidation analysis for MVC’s portfolio, including the number of years estimated to effect an orderly liquidation. The MVC Board noted that the current proposed Merger Consideration appeared to be favorable in comparison to the estimated range of per share values implied by the liquidation analysis, and that the proposed business combination represented actual present value with much less uncertainty than a protracted liquidation process. Kramer also further reviewed the terms of the proposed merger agreement, highlighting in particular the proposed termination fee of six percent (6%) of MVC’s equity value. The MVC Board noted that such a fee was relatively high, and that they did not wish for such fee to serve as a material impediment to any other party submitting a superior offer following the public announcement of any transaction with Barings BDC. The MVC Board discussed factors it believed led to the reduced consideration proposed by Barings BDC, noting in particular Barings BDC’s valuation views on two specific portfolio companies and the extent to which current European currency adjustments are reflected in such values. The MVC Board discussed the benefits and risks inherent in the proposed Merger. During the meeting, Mr. Knapp reiterated that the Barings proposals were unsolicited after public disclosure about the establishment of the MVC Strategic Review Committee, and that the proposals were conditioned on being executed in a timely manner, with the delay of an extended shopping process likely resulting in Barings BDC withdrawing from negotiations. He further added that the effects of a more extensive shopping process were uncertain to result in any greater present value to MVC stockholders, noting that the MVC Strategic Review Committee had reached out to several quality BDCs and received no interest in pursuing a transaction with MVC, except as noted above. The MVC Board reiterated the importance of negotiating for a material reduction to the proposed termination fee, and came to a consensus that the MVC Strategic Review Committee should negotiate a more favorable exchange ratio and lower termination fee.

Between August 1, 2020 and the execution of the merger agreement on August 10, 2020, Dechert and Barings BDC negotiated voting agreements with each of Leon G. Cooperman, Michael T. Tokarz, certain affiliates of Wynnefield Capital, Inc. and West Family Investments, Inc.
On August 2, 2020, the MVC Strategic Review Committee met telephonically to review and discuss the revised draft of the merger agreement received from Dechert the day before, including the merger and the anticipated benefits and risks of the transaction. Kramer and JMP also attended the meeting. JMP and Kramer discussed transaction termination fees payable by the target company (in the event it decides to terminate the merger agreement in order to enter into a superior proposal) in selected precedent deals. The MVC Strategic Review Committee considered further negotiating with Barings BDC to reduce the termination fee in light of this analysis.
The MVC Strategic Review Committee discussed improved financial terms of the revised draft merger agreement, including a proposed foreign currency exchange adjustment to increase or decrease the aggregate Merger Consideration based on the appreciation or depreciation, as applicable, of MVC’s Euro-denominated assets based on exchange rate fluctuations. Based on the then-current Euro value, the MVC Strategic Review Committee discussed how this adjustment mechanic effectively increased the implied total market value of proposed Merger Consideration and implied premium to the then-current MVC stock price. In addition, the MVC Strategic Review Committee considered Barings BDC’s proposal to increase its credit support commitment under the credit support agreement to the extent there is any depreciation in MVC’s portfolio companies during a 10-year period post-closing from up to $20 million to up to $23 million, to further improve the proposed consideration.
The MVC Strategic Review Committee also considered and discussed potential risks associated with the contemplated transactions as reflected in the then-current draft of the merger agreement. It was noted that MVC would be required to suspend its issuance of regular dividends to its stockholders. However, it was further noted that any potential stockholder concern may be alleviated in light of the fact that the next scheduled MVC distribution is in late October 2020 and any necessary tax-related dividends would be subject to certain exceptions under the merger agreement. The MVC Strategic Review Committee also discussed the issue of consent rights with respect to certain interim operating covenants. The MVC Strategic Review Committee reviewed and discussed the status of legal and financial due diligence, noting that it was ongoing and certain materials remained outstanding. In consultation with MVC’s management team and representatives of Barings BDC, the MVC Strategic Review Committee also discussed and reviewed the repositioning of certain of MVC’s portfolio investments in advance of the Merger. The portfolio investments expected to be disposed by MVC prior to the Merger are expected to constitute approximately 14.67% of the total MVC portfolio investments as of July 31, 2020. The estimated transaction costs expected to be borne by MVC in connection with the repositioning of such investments are approximately $0.4 million, which represent approximately 0.24% of MVC’s net assets as of July 31, 2020.
On August 3, 2020, the MVC Board met telephonically to consider the proposed transaction with Barings BDC, whose representatives were invited to present to the MVC Board. The Chief Executive Officer of Barings BDC, Eric Lloyd, and the Chief Financial Officer of Barings BDC, Jonathan Bock, were present for a portion of the meeting. Representatives of JMP and Kramer also attended the meeting. Messrs. Lloyd and Bock reviewed the business and operations of Barings BDC, highlighting Barings BDC’s private credit investment team’s experience, investment strategy and process. They emphasized the importance of portfolio diversification to Barings BDC’s overall investment philosophy as well as the growth in net investment income generated by Barings BDC’s portfolio. They also provided a brief transaction summary of the proposed Merger and the amount and composition of the proposed Merger Consideration. They discussed Barings BDC’s expectation that the proposed Merger would provide for greater cost savings, greater access to capital and increased diversification in portfolio investments. Following a discussion during which questions were raised and answered, Messrs. Lloyd and Bock left the meeting.
Then, JMP reviewed and discussed with the MVC Board the financial terms of the proposed transaction, including the implied Merger Consideration (based on the then-current Euro value) in light of the exchange ratio adjustment mechanics. The MVC Board further discussed the termination fee and expense reimbursement payable by MVC in the event of a termination of the merger agreement by MVC due to a superior proposal. JMP informed the MVC Board that negotiations with Barings BDC has resulted in a combined termination fee and expense reimbursement being reduced to an amount equal to three percent (3%) of MVC’s equity value, which was then considered by the MVC Board in light of termination fees for comparable transactions. It was the sense of the MVC Board that such amount should not be a material impediment to potential superior proposals, if and when the merger is announced.
On August 4, 2020, the MVC Strategic Review Committee met telephonically to review and consider outstanding issues in the draft merger agreement that remained subject to negotiation. Representatives of MVC senior management, Winston & Strawn, counsel to TTG Advisers, JMP and Kramer also participated in the meeting. The MVC Strategic Review Committee discussed certain representations and warranties, interim operating covenants, MVC’s right of consultation with respect to drafting the credit support agreement, minimum cash requirement at closing, and adjustment of Merger Consideration based on ICTI-related distributions (as defined under “Description of the Merger Agreement—Merger Consideration”), tax dividends and RIC tax liabilities.
On the morning of August 5, 2020, the Barings BDC Board held its quarterly meeting, which was attended by each of the Barings BDC Independent Directors and by representatives of Barings BDC’s management. Representatives of J.P. Morgan, Dechert, and Morgan Lewis were also in attendance. Prior to the meeting, the Barings BDC Board was provided certain informational materials related to the potential business combination with MVC, including presentations by each of Barings BDC’s management and J.P. Morgan. At the meeting, representatives of Barings BDC’s management discussed with the Barings BDC Board the potential business combination with MVC, including, among other things, the status of negotiations with MVC, the material terms of the draft merger agreement, proposed revisions to Barings BDC’s current investment advisory agreement by and between Barings BDC and Barings (the “Existing Barings BDC Advisory Agreement”) in connection with the transaction, and the material terms of the proposed credit support agreement. Representatives from J.P. Morgan provided an overview of J.P. Morgan’s preliminary financial analysis, including the key valuation drivers for the proposed business combination with MVC.
On August 7, 2020, the MVC Board and the MVC Strategic Review Committee held a joint telephonic meeting to consider the proposed transaction with Barings BDC. Representatives of JMP and Kramer also attended the meeting. The MVC Board and the MVC Strategic Review Committee reviewed and discussed the proposed merger agreement and the transactions contemplated thereby, including the merger, and the anticipated benefits and risks of the transactions. For further information concerning the factors considered by the MVC Strategic Review Committee and the MVC Board, see “—Reasons for the Merger—MVC”. During the meeting, representatives of JMP reviewed the financial aspects of the proposed Merger and reviewed a preliminary financial presentation regarding the proposed Merger Consideration. The JMP representatives discussed the assumptions on which the exchange ratio is based and the implied common equity value and premiums that this consideration represented. The MVC Board and the MVC Strategic Review Committee also discussed certain economic factors that may have an impact on the overall financial consideration of the merger which were not taken into account for purposes of JMP’s preliminary financial presentation, including the credit support agreement, adjustment to the exchange ratio based on the EUR-USD exchange rate adjustment for certain non-U.S. denominated portfolio investments, tax distribution adjustments to the exchange ratio, Barings BDC’s obligation under the merger agreement to purchase up to $15 million of the combined company’s common stock in a secondary market transaction over the 12-month period after the merger (in the event Barings BDC’s price-to-NAV is at or below the target level specified in the merger agreement) and the potential for net investment income per share accretion to MVC stockholders for the combined company. The MVC Board and the MVC Strategic Review Committee also observed the performance of Barings BDC on a NAV basis and its relatively lower expense ratio, each as compared to MVC and peers. The MVC Board and the MVC Strategic Review Committee noted that, although MVC’s current management fee rate (after given effect to a fee waiver by TTG Advisers which expires on October 31, 2020) was lower than Barings BDC’s, Barings BDC’s total operating expense ratio in recent periods was meaningfully lower than MVC’s. The MVC Board further noted that Barings BDC’s management fee rate is proposed to be reduced to 1.250% from 1.375% (subject to approval by Barings BDC stockholders). Kramer reviewed the corporate governance provisions of the merger agreement, highlighting that a current MVC Board member would be nominated to the board of directors of the combined company in connection with the closing of the Merger. JMP discussed the information that Barings BDC had made available to MVC and JMP regarding its portfolio investments. Representatives of Kramer discussed legal and regulatory due diligence conducted throughout the strategic negotiation process, highlighting that based on its review of material contracts, regulatory filings and other materials provided by Barings BDC, Kramer did not find any material issues of concern.

Representatives of Kramer described key terms of the draft merger agreement, including the exchange rate adjustment, requisite approvals from MVC and Barings BDC stockholders, the appraisal rights of MVC stockholders, the terms of the proposed Voting Agreements under which certain major stockholders of MVC are required to vote their shares in favor of the merger and the deal protection provisions in the merger agreement (including the “no shop” covenant and “fiduciary out” and “force the vote” provisions). Representatives of Kramer also discussed the duties of the MVC Board and the MVC Strategic Review Committee in connection with the proposed Transactions. Kramer representatives also highlighted certain closing conditions set forth in the merger agreement (including MVC’s obligation to eliminate any remaining tax capital gains through “deemed distributions” and distributions of ordinary investment company taxable income), the termination rights and fees, the scope of representations and warranties and interim conduct of business covenants. The MVC Board also reviewed presentations by both JMP and Kramer, and unanimously determined that it was desirable, and fair to and in the best interests of MVC and its stockholders to extend the term and authority of the MVC Strategic Review Committee through the completion of the merger with Barings BDC, and to expand such scope to facilitate correspondence between MVC management and Barings BDC (should the merger agreement be approved). The MVC Board agreed to reconvene on August 10, 2020.
On the morning of August 10, 2020, the MVC Strategic Review Committee and the MVC Board held separate telephonic meetings, with the MVC Strategic Review Committee meeting taking place first. Representatives of Kramer and JMP also attended the meetings. JMP reviewed with the MVC Strategic Review Committee its financial presentation, described in more detail in the section captioned “The Merger — Opinion of the Financial Advisor to MVC” below and rendered an oral opinion, confirmed by delivery of a written opinion dated August 10, 2020, to the MVC Board and the MVC Strategic Review Committee to the effect that, as of that date and based on and subject to the various assumptions and limitations set forth in its opinion, the Merger Consideration to be received by holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) was fair, from a financial point of view, to such holders.
Kramer discussed with the MVC Strategic Review Committee the revised draft of the merger agreement and other documents that had been circulated prior to the meeting and their material provisions, and discussed the expected process to finalize the merger agreement with representatives of Barings. Representatives of Kramer also updated the MVC Strategic Review Committee on the status of the Voting Agreements to be entered into by Barings BDC and certain major stockholders of MVC in connection with the merger. Noting that MVC is not party to such agreements, Kramer advised that its understanding is that parties to the Voting Agreement had agreed that the form of such agreements was substantially final as of the time of the meeting.
Following a discussion of the foregoing matters by the MVC Strategic Review Committee, the MVC Strategic Review Committee unanimously (1) determined that it is desirable, and fair to and in the best interests of MVC and its stockholders to enter into the merger agreement with Barings BDC, the related transaction documents and the transactions contemplated thereby, including the merger and (2) approved and resolved to recommend to the MVC Board that the MVC Board approve the merger with Barings BDC, the merger agreement, the related transaction documents and the transactions contemplated thereby and the terms and conditions thereof.
Following the MVC Strategic Review Committee meeting, the MVC Board met telephonically, with representatives from JMP and Kramer present. The MVC Strategic Review Committee reported to the MVC Board its review of JMP’s financial presentation and outstanding items in the merger agreement. The MVC Board noted that in light of certain major stockholders of MVC entering into the Voting Agreements, and subject to the MVC Board’s approval of the merger, there was substantial stockholder support in favor of the Merger. Representatives of Kramer reported to the MVC Board that the MVC Strategic Review Committee unanimously determined it was desirable, fair to and in the best interests of MVC and its stockholders to enter into the merger with Barings BDC, the merger agreement, the related transaction documents to be entered into in connection with the merger agreement and the transactions contemplated therein and the terms and conditions thereof, and approved and resolved to recommend to the MVC Board that the MVC Board approve the same. Based in part upon the unanimous recommendations of the MVC Strategic Review Committee and its consideration of all earlier discussions, and after considering, among other things, Kramer legal due diligence review, prior MVC Board meetings and JMP’s opinion and financial presentation, the MVC Board, including all of the MVC Independent Directors, unanimously (1) determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to and in the best interests of MVC and the MVC stockholders and (2) approved, declared advisable and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger. The MVC Board then unanimously directed that such matters be submitted to the MVC stockholders for approval and recommended that the MVC stockholders vote to approve the same.
On the morning of August 10, 2020, the Barings BDC Board held a special meeting, which was attended by each of the Barings BDC Independent Directors and by representatives of Barings BDC’s management. Representatives of J.P. Morgan, Dechert, and Morgan Lewis were also in attendance. Prior to the meeting, the Barings BDC Board was provided certain informational materials related to the potential business combination with MVC, including presentations by each of Barings BDC’s management, Dechert, and J.P. Morgan and a draft of the proposed merger agreement. At the meeting, representatives of Barings BDC’s management provided the Barings BDC Board with an update on the merger agreement negotiation process with MVC and discussed with the Barings BDC Board the material terms of the Voting Agreements, the proposed revisions to the Existing Barings BDC Advisory Agreement, and the material terms of the credit support agreement. Representatives of Barings BDC’s management and Dechert then reviewed the material terms of the merger agreement with the Barings BDC Board. Representatives of J.P. Morgan reviewed with the Barings BDC Board J.P. Morgan’s financial analyses with respect to the fairness to Barings BDC of the Exchange Ratio, and delivered to the Barings BDC Board J.P. Morgan’s oral opinion, which was confirmed by delivery of a written opinion dated August 10, 2020, to the effect that, as of the date of the opinion and based upon and subject to the factors, assumptions and limitations set forth in J.P. Morgan’s opinion, the Exchange Ratio was fair, from a financial point of view, to Barings BDC, as more fully described in the section entitled “—Opinion of the Financial Advisor to Barings BDC” beginning on page 69 of this joint proxy statement/prospectus. After further discussion, the Barings BDC Board members in attendance, which included each of the Barings BDC Independent Directors, unanimously determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Barings BDC and Barings BDC’s stockholders and approved and adopted the merger agreement, among other things.
On August 10, 2020, following approval of the Merger Agreement by the MVC Board and the Barings BDC Board, Barings BDC, MVC, Acquisition Sub and Barings executed and delivered the Merger Agreement. Barings BDC and MVC issued a press release announcing the execution of the Merger Agreement on August 10, 2020.
Reasons for the Merger
Barings BDC
At various telephonic meetings of the Barings BDC Board, the Barings BDC Board, including the Barings BDC Independent Directors, discussed the potential Merger and considered the approval of the Merger Agreement and the transactions contemplated thereby. In connection with its consideration, the Barings BDC Board requested and Barings provided information regarding the proposed Merger, MVC, and the anticipated effects of the Merger on Barings BDC and its stockholders, both immediately after the Merger and over the longer-term assuming that various degrees of the benefits and synergies of the Merger were realized. The Barings BDC Board also considered the effect of (1) the changes contemplated by the proposed New Barings BDC Advisory Agreement on the combined company following the closing of the Merger, if adopted, as well as the effect of the Merger on the Existing Barings BDC Advisory Agreement if no changes were approved, (2) the proposed Credit Support Agreement (as defined under “The Merger—Reasons for the Merger—Barings BDC”) and (3) the approximately $7 million cash payment by Barings to MVC stockholders to fund Barings BDC’s purchase of MVC.
Over the course of its review of the materials and information provided and its consideration of the Merger, the Barings BDC Board, including each of the independent directors of the Barings BDC Board, consulted with Barings and Barings BDC’s legal counsel, and J.P. Morgan, the financial advisor to Barings BDC. In addition, the Barings BDC Independent Directors were advised by Morgan Lewis, their independent legal counsel, regarding the nature and adequacy of the information provided, the terms of the Merger Agreement and their fiduciary duties in approving the Merger Agreement and the transactions contemplated thereby. The Barings BDC Board, including the Barings BDC Independent Directors, considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger Agreement and the transactions contemplated thereby. On August 10, 2020, the Barings BDC Board, including the Barings BDC Independent Directors, unanimously determined that the Merger is in the best interests of Barings BDC and its stockholders and should be recommended to such stockholders for their approval.

The Barings BDC Board and the Barings BDC Independent Directors, separately as a group, weighed various benefits and risks in considering the Merger, both with respect to the immediate effects of the Merger on Barings BDC and its stockholders and with respect to the potential benefits that could be experienced by the combined company in the long term after the Merger. Certain of the material factors considered by the Barings BDC Board, including the Barings BDC Independent Directors, that assisted the Barings BDC Board in concluding that the Merger is in the best interests of Barings BDC and its stockholders included, among others:
Increased Scale and Liquidity. The Barings BDC Board, including the Barings BDC Independent Directors, separately as a group, considered advantages expected to accrue to the combined company as a result of its larger size. The Barings BDC Board noted that the combined company is expected to have more than $1.2 billion of investments on a pro forma basis. The Barings BDC Board also considered that larger BDCs generally have broader coverage by equity research analysts as well as improved borrowing terms. This coverage is also expected to expand the potential stockholder base of the combined company, potentially resulting in a higher trading valuation and greater access to, and flexibility in, raising opportunistic capital on attractive terms and determined such opportunities supported approval of the proposed Merger.
Transaction is Expected to be Accretive to Barings BDC Stockholders. The Barings BDC Board, including the Barings BDC Independent Directors, considered management’s expectations that the Merger would provide estimated net investment income accretion to $0.19 per share for the first quarter of 2021 as total investment income expected to increase more than expenses during such period and as a result of cost synergies. In addition, the Barings BDC Board, including the Barings BDC Independent Directors, considered the potential for the transaction to be accretive to net asset value per share of Barings BDC Common Stock in the long term, as assets of MVC are repositioned into directly originated investments in the future.
Barings and Barings BDC Stockholder Alignment. The Barings BDC Board, including the Barings BDC Independent Directors, considered that, as part of the transaction, Barings would (1) fund the cash portion of the purchase price of $0.39492 per share, or approximately $7 million and (2) provide up to $23 million of credit support pursuant to the Credit Support Agreement designed to limit downside to Barings BDC stockholders from net cumulative realized and unrealized losses on the acquired MVC portfolio relative to purchase price while also allowing Barings BDC stockholders to benefit from long-term MVC portfolio appreciation. The Barings BDC Board, including the Barings BDC Independent Directors, considered that the Credit Support Agreement will provide Barings BDC stockholders protection on the acquired MVC assets from $211 million down to approximately $188 million of fair value, or 54% of MVC’s original cost (based on the total original cost of MVC’s portfolio of approximately $346 million and the total fair value of MVC portfolio as of April 30, 2020 of approximately $226 million).
Economies of Scale. The Barings BDC Board, including the Barings BDC Independent Directors, also considered that, as a result of the Merger, the ratio of Barings BDC’s fixed costs (e.g., legal expenses, insurance, audit fees and other expenses) to assets under management is expected to be lower than Barings BDC’s current expense ratio. The Barings BDC Board, including the Barings BDC Independent Directors, noted that, if the Merger is consummated, the fixed costs and expenses would be spread across a larger asset base and duplicative fixed costs would be eliminated. As a result, although one-time costs would be initially borne by Barings BDC stockholders in connection with the Merger, the total annual expenses borne by Barings BDC stockholders on a pro forma basis are expected to be reduced due to an anticipated reduction in general and administrative expenses. The Barings BDC Board, including the Barings BDC Independent Directors, found that the expected decrease in the total annual expense ratio of the combined entity would benefit Barings BDC and Barings BDC stockholders if the Merger Agreement and the transactions contemplated thereby were approved.
Diversification of Assets and Liabilities. The Barings BDC Board, including the Barings BDC Independent Directors, reviewed MVC’s investment portfolio and noted that the MVC assets were encumbered by a relatively low level of leverage. The Barings BDC Board, including the Barings BDC Independent Directors, discussed how the combined company would have an increased asset base, which would allow for enhanced diversification and flexibility in periods of market stress, and an expansion of the balance sheet management solutions available to the combined company, including greater access to the unsecured debt markets. The Barings BDC Board, including the Barings BDC Independent Directors, also reviewed the expected portfolio composition of the combined company and noted an enhanced diversification of portfolio assets. The Barings BDC Board considered that the combined company could provide benefits to Barings BDC stockholders in the form of greater diversification and reduced concentration of investments and risks associated with such concentration of investments.
Increased Market Capitalization and Commensurate Increased Trading Volume. Given that Barings BDC will issue shares of its common stock as consideration in connection with the Merger, the Barings BDC Board, including the Barings BDC Independent Directors, considered the potential for greater trading interest for Barings BDC Common Stock, which may result in tighter bid-ask spreads and increased trading volume. The Barings BDC Board noted that Barings BDC’s increased profile could result in additional market coverage of Barings BDC by financial analysts and, potentially, an increased focus by current and potential investors on Barings BDC, including institutional investors. In addition, the Barings BDC Board, including the Barings BDC Independent Directors, considered the discount at which Barings BDC Common Stock trades as compared to its NAV and considered that the increased profile and coverage could potentially result in a narrowing of that discount. The Barings BDC Board, including the Barings BDC Independent Directors, also considered the potential impact of the Credit Support Agreement on the trading of Barings BDC Common Stock following the closing of the Merger. In addition, the Investment Company Act prohibits mutual funds, registered closed-end funds, BDCs and most private funds from acquiring and owning more than 3% of the outstanding voting securities of a BDC like Barings BDC. The Barings BDC Board, including the Barings BDC Independent Directors, noted that the Merger would increase Barings BDC’s equity base, which would give these funds more leeway to invest in the combined company without implicating the 3% limitation.
Structure and Tax Consequences. The Barings BDC Board and the Barings BDC Independent Directors, separately as a group, considered that by structuring the Merger as a two-step transaction with the First Step followed by the Second Step, the Merger is anticipated to be treated as a tax-free reorganization for federal income tax purposes and Barings BDC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.
Opinion of Financial Advisor. The Barings BDC Board considered J.P. Morgan’s oral opinion rendered to the Barings BDC Board at the meeting of the Barings BDC Board on August 10, 2020, which was confirmed by delivery of J.P. Morgan’s written opinion, dated August 10, 2020, as to the fairness, from a financial point of view and as of the date of the opinion, to Barings BDC of the Exchange Ratio, as more fully described below in the section entitled “— Opinion of the Financial Advisor to Barings BDC.”
Terms of the Merger Agreement. The Barings BDC Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, as described in further detail below:
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The Merger Agreement includes an adjustment to the Exchange Ratio to provide for a dollar-to-dollar reduction to the value of Barings BDC Common Stock issued in the Barings BDC Stock Issuance for (1) any MVC Tax Dividends paid by MVC, (2) any undistributed ICTI and/or remaining undistributed Net Capital Gain of MVC, (3) any RIC Tax Liability of MVC or (4) the impact of the Euro-Dollar Exchange Rate Adjustment.

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The Merger Agreement imposes customary restrictions on MVC’s ability to operate outside the ordinary course of business between the date of the Merger Agreement and the Effective Time (or until the earlier termination of the Merger Agreement), including regarding MVC’s ability to transact with existing and future portfolio companies, issue equity securities, incur indebtedness and pay dividends.

•	The Merger Agreement contains customary non-solicitation covenants. In particular, the Merger Agreement:
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requires MVC to immediately cease and cause to be terminated immediately any existing solicitation of, or discussions with, any third party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal;

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prohibits MVC from directly or indirectly initiating, soliciting or knowingly encouraging or facilitating (including by way of furnishing or disclosing information) any inquiries or the making, submission or implementation of any Competing Proposal, or entering into any agreement, arrangement, discussions or understanding with respect to any Competing Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate the Merger, or initiating or engaging in negotiations or discussions with, or furnish any information to, any third party relating to a Competing Proposal.
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The Merger Agreement provides that MVC will be required to pay a customary termination fee to Barings BDC under certain circumstances if the transactions contemplated by the Merger Agreement are not consummated, along with Barings’ and Barings BDC’s expenses, subject to a cap of $1,175,175, in specific circumstances.

Voting Agreements. The Barings BDC Board, including the Barings BDC Independent Directors, also considered that, in connection with the execution of the Merger Agreement, each of (1) West Family Investments, Inc., (2) Leon G. Cooperman, (3) certain affiliates of Wynnefield Capital, Inc., and (4) Michael T. Tokarz (collectively, the “Supporting MVC Capital Stockholders”) entered into Voting Agreements with Barings BDC pursuant to which the Supporting MVC Capital Stockholders agreed to support and vote their shares in favor of the Merger Agreement and the transactions contemplated thereby. See “Description of the Mergers—Voting Agreements.” As of the date of the execution of the Merger Agreement, the Supporting MVC Capital BDC Stockholders owned approximately 5,455,457 shares of MVC Common Stock in the aggregate, which represented approximately 31% of the outstanding shares of MVC Common Stock.
Other Considerations. The Barings BDC Board considered that the Merger is not expected to affect the ability of Barings BDC to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs. The Barings BDC Board also considered benefits that could result from the Merger, such as an increase in scale of Barings BDC and an increase in “non-qualifying asset” capacity for higher yielding opportunities. In addition, the Barings BDC Board considered that Barings BDC will implement a $15 million stock purchase plan pursuant to Rule 10b-18 under the Exchange Act over a 12-month period in the event the combined company’s shares trade below a specific level of NAV per share following the completion of the first quarterly period ended after the closing of the merger, subject to a share repurchase agreement and liquidity and regulatory constraints. The Barings BDC Board also considered that while the Merger could cause dilution to Barings BDC stockholders’ voting interests and the NAV per share of the combined company’s common stock, the potential benefits of the Merger described above outweighed this cost.
Risks. In the course of its deliberations, the Barings BDC Board also considered a variety of risks and other potentially negative factors, including (which are not in any relative order of importance):
•	that it would be possible that the Merger may not be completed or may be delayed;
•	shares issued by Barings BDC in connection with the Merger may be issued below the then-current Barings BDC NAV and thus may result in a dilution of NAV to existing Barings BDC stockholders;
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certain restrictions may be imposed on the conduct of Barings BDC’s business prior to completion of the Merger, requiring Barings BDC to conduct its business only in the ordinary course of business in accordance with the Merger Agreement, subject to specific limitations, which could delay or prevent Barings BDC from taking advantage of business opportunities that may arise pending completion of the Merger;

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under most circumstances, Barings BDC will be responsible for the expenses incurred by Barings BDC in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including the costs and expenses of any filing and other fees payable by Barings BDC to the SEC in connection with the Merger;

•	it is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect Barings BDC’s business;
•	Barings BDC will be required to pay a termination fee to MVC upon the occurrence of certain events; and
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various other risks associated with the Merger and the business of Barings BDC and the combined company described in the section entitled “Risk Factors” beginning on page 28 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 41.

When considering the information described above, including all of the anticipated effects of the Merger on Barings BDC and Barings BDC stockholders and the related pro forma information, the Barings BDC Board and Barings BDC Independent Directors noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The Barings BDC Board, including Barings BDC Independent Directors, acknowledged that the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information are based depend on many factors and variables, including, among other things, asset mix, the performance of individual investments, rate of the turnover of the MVC portfolio, leverage, the cost of leverage, changes in interest rates and general market conditions. The Barings BDC Board, including the Barings BDC Independent Directors, noted that there is no assurance that any of the potential benefits to Barings BDC or Barings BDC stockholders as a result of the Merger will be realized, including any anticipated synergies, and that the combined entity could experience detrimental effects that had not been anticipated.
This discussion of the information and factors that the Barings BDC Board, including the Barings BDC Independent Directors, considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the Barings BDC Board. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the Barings BDC Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the Barings BDC Board may have given different weights to different factors.
The Barings BDC Board, including the Barings BDC Independent Directors, consulted with J.P. Morgan, as financial advisor to Barings BDC, in evaluating the financial terms of the Merger. In addition, the Barings BDC Board and the Barings BDC Independent Directors relied on their legal counsel for legal analysis in connection with the Merger.
The Barings BDC Board, including the Barings BDC Independent Directors, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of Barings BDC and Barings BDC stockholders and unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger and the Barings BDC Stock Issuance.
MVC
In evaluating the merger proposal from Barings BDC, the MVC Board, including MVC Independent Directors, and the MVC Strategic Review Committee consulted with and received the advice of certain outside advisors, including financial and legal advisors. In reaching their decision, the MVC Board and the MVC Strategic Review Committee considered a number of factors, including the factors discussed below, and, as a result, determined that entering into the Merger Agreement and consummating the transactions contemplated thereby, including the Merger, is in the best interests of MVC and MVC stockholders.
The following discussion of the information and factors considered by the MVC Board and the MVC Strategic Review Committee is not intended to be exhaustive. However, MVC believes it includes the material factors considered by the MVC Board and the MVC Strategic Review Committee in evaluating the Merger. In view of the complexity and the large number of factors considered, the MVC Board and the MVC Strategic Review Committee did not find it practicable to, and did not attempt to, quantify or assign any relative or specific weight to the various factors. Rather, they based their recommendation or approval, as applicable, on the totality of the information presented to and considered by them, including, in the case of the MVC Board, the unanimous determination of the MVC Strategic Review Committee to recommend that the MVC Board approve the Merger, and concluded that, overall, the positive factors of the Merger to MVC stockholders outweighed the potential negative factors related to the Merger.
For the purposes of calculating the exchange ratio, Barings adjusted MVC’s April 30, 2020 reported NAV per share of $10.49 to an adjusted NAV per share of $9.62. The adjustment was a portfolio valuation adjustment of approximately $15.5 million in the aggregate, or $0.87 a share (based on MVC’s April 30, 2020 NAV).
Certain Transaction Merits
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MVC faces significant challenges as a standalone company managing concentrated, highly illiquid private equity investments within a publicly traded vehicle with quarterly net investment income and dividend targets and fair valuation requirements.

•	Barings BDC is a more diversified BDC with a more diverse credit portfolio with less non-accruing loans.
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The Credit Support Agreement is expected to give stockholders of the combined company downside protection on the MVC portfolio and insulate the combined company’s stockholders from certain losses in MVC’s portfolio for the ten (10) years following the completion of the Merger.

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Barings BDC is managed by a large global asset manager, whereas MVC has key-man risk, given reliance on Michael Tokarz, the chairman of the MVC Board and TTG Advisers’ portfolio manager, for substantial decision-making.

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With approximately $1.2 billion in assets (on a pro forma basis as of June 30, 2020), Barings BDC has greater scale and thus is expected to be better able to successfully compete for investment opportunities and have access to lower cost financing sources than MVC.

•	Like MVC, Barings BDC has strong institutional ownership relative to other BDCs, but has much broader analyst coverage and greater share liquidity than MVC.
•	Barings BDC has greater management ownership of its shares, reflecting potentially greater alignment of management’s and stockholders’ interests.
•	The combined portfolio has a greater potential to grow cash net investment income with a larger portion consisting of cash interest payments as opposed to payment in kind interest.
•	The combined company would be more than four (4) times the market capitalization of MVC, which is expected to improve liquidity for MVC stockholders.
•	The combined company is expected to have a lower operating expense ratio than MVC’s current ratio.
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The amount of the termination fee that may be paid by MVC to Barings BDC under certain circumstances should not foreclose higher bids should any emerge following the public announcement of the Merger Agreement.

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The proposed Merger Consideration market value represented a material implied premium over the market value of MVC Common Stock based on the closing share prices of MVC Common Stock and Barings BDC Common Stock on August 7, 2020.

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A portion of the Merger Consideration will be paid in cash, which reduces the risk of a decline in the share price of Barings BDC Common Stock relative to the price of shares of MVC Common Stock prior to the consummation of the Merger.

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The Merger Agreement provides that Barings BDC will implement a $15 million stock purchase plan pursuant to Rule 10b-18 under the Exchange Act, which will be available over a twelve-(12)-month period commencing upon the filing of the first quarterly report on Form 10-Q after the closing of the Merger, subject to Barings BDC’s compliance with certain contractual covenants and regulatory requirements.

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The MVC Board and MVC Strategic Review Committee believe that the Merger is more favorable to MVC stockholders than remaining an independent company or other alternative strategic transactions available.

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JMP rendered its opinion, dated August 10, 2020, to the MVC Board and the MVC Strategic Review Committee as to the fairness, from a financial point of view and as of the date opinion, to holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) of the Merger Consideration to be received by such holders; see “Opinion of the Financial Advisor to MVC” for more information.

Certain Other Considerations
•	COVID-19 has resulted in discounted valuations across the BDC sector, which could negatively affect any sale process, although buyer currencies may similarly be depressed.
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There is a possibility that a broader auction process could have uncovered other highly motivated bidders, although the amount of the termination fee is not expected to preclude other potential bidders.

•	Selected comparable BDC mergers and acquisition transactions are being achieved at substantial discounts to NAV.
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Although a liquidation of MVC could have been an alternative to a business combination, there are inherent uncertainties and a protracted timeline associated with liquidations as well as risks that per share liquidation values would be below the implied per share Merger Consideration value.

•	The potential for upside in equity investments would be diluted post-Merger (for those MVC stockholders who remain Barings BDC stockholders).
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The Merger is expected to be dilutive to MVC stockholders, and market value consideration to be paid to MVC is expected (based on market prices as of August 7, 2020) to amount to a significant discount to the current MVC NAV, although this discount is lower than the discount at which shares of MVC Common Stock have traded since March 2020.

•	The per share dividend payments to MVC stockholders is expected to decline, though net investment income per share is expected to increase over the short term.
•	Euro currency value adjustment to the Merger Consideration (the “Euro-Dollar Exchange Rate Adjustment”) could be significant in either direction.
•	The Cash Consideration MVC stockholders would receive in the Merger will generally be taxable to them.
Certain Merger Valuation Considerations
•
Estimates of the then-current value of MVC’s net assets and Barings BDC’s net assets and the historical trading prices of MVC Common Stock and Barings BDC Common Stock compared to such estimates of NAV were considered in determining the exchange ratio.

•	As a result of the proposed Merger, MVC stockholders will own approximately 26% of Barings BDC Common Stock, when considered relative to the respective companies’ NAVs.
•
The Merger Consideration is based on a fixed exchange ratio, subject to adjustment only for changes in foreign currency exchange rates and certain distributions, and therefore MVC stockholders will benefit in the event that the market price of Barings BDC Common Stock increases relative to the price of MVC Common Stock prior to the consummation of the Merger.

History of Negotiations
•
The MVC Strategic Review Committee successfully negotiated, among other things, an increased Credit Support Agreement commitment, the Euro-Dollar Exchange Rate Adjustment and a reduced termination fee obligation of MVC.

•	The financial and other terms and conditions of the Merger Agreement and the Merger were the product of arm’s length negotiations between the parties.
Terms of the Merger Agreement
•	The Merger Agreement is required to be adopted by the affirmative vote of a majority of the outstanding shares of MVC Common Stock at a special meeting of MVC stockholders.
•
There is a closing condition that a material adverse effect with respect to Barings BDC must not have occurred prior to the closing date of the Merger, and that certain other representations and warranties regarding Barings BDC’s conduct of business be true and correct in all material respects at the closing of the Merger.

•
There is a provision that permits MVC, under specified circumstances, to respond to and engage in discussions with, and provide information to, third parties regarding unsolicited proposals to acquire MVC.

•
There is a provision that permits the MVC Board and the MVC Strategic Review Committee, under specified circumstances in connection with an intervening event, to change their recommendation that MVC stockholders vote in favor of the adoption of the Merger Agreement.

•	An additional director, who is currently a director on the MVC Board and mutually selected by MVC and Barings BDC, would be appointed to the Barings BDC Board following the closing of the Merger.
•	Barings BDC’s obligation to complete the Merger is not conditioned on Barings BDC receiving any third-party financing.
•
After consulting financial and legal advisors, the MVC Board and the MVC Strategic Review Committee considered the other terms and conditions of the Merger Agreement to be reasonable and consistent with precedents they deemed relevant.

The MVC Board and the MVC Strategic Review Committee also discussed the following factors and risks, which were determined to be outweighed by the potential benefits resulting from the Merger:
•
There are risks and costs to MVC if the Merger is not completed, including uncertainty about the effect of the Merger on MVC’s portfolio investments, investors, service providers and other parties, which could cause portfolio companies, investors, service providers and other parties to seek to change or not enter into business relationships with MVC.

•
The Merger Agreement contains a fixed exchange ratio and therefore MVC stockholders will not be compensated in the event of a decline in the price of Barings BDC Common Stock relative to the price of MVC Common Stock prior to the consummation of the Merger.

•
Due to the Euro-Dollar Exchange Rate Adjustment, the total consideration received by MVC stockholders may decline in the event the U.S. dollar strengthens relative to the Euro prior to the consummation of the Merger.

•
The Merger Agreement contains provisions restricting the conduct of MVC’s business prior to the completion of the Merger (including suspension of issuance of regular dividends), generally requiring MVC not to take certain actions with respect to the conduct of its business without the prior consent of Barings BDC, and that such restrictions may delay or prevent MVC from undertaking business opportunities that may arise pending completion of the Merger.

•
Certain provisions of the Merger Agreement could have the effect of discouraging third-party offers for MVC, including the restriction on MVC’s ability to solicit third-party proposals for alternative transactions and the requirement to hold a vote of MVC stockholders even if the MVC Strategic Review Committee or the MVC Board changes its recommendation.

•
As a result of their smaller percentage of equity ownership in the combined company, MVC stockholders may have reduced influence over the board of directors, management and policies of the combined company as compared to the influence MVC stockholders presently have over the MVC Board, management and policies of MVC.

•
There is the possibility that, under specified circumstances under the Merger Agreement, MVC may be required to pay a termination fee and certain Barings BDC’s and Barings’ expenses incurred in connection with the Merger.

•	There is the risk of incurring expenses in connection with the Merger, including in connection with any litigation that may result from the announcement or pendency of the Merger.
•	There is the risk of diverting management attention and resources from the operation of MVC’s business and toward completion of the Merger.
•	Barings BDC’s obligation to complete the Merger is conditioned on obtaining Barings BDC stockholders’ approval.
•
There are uncertainties regarding the potential impacts of the COVID-19 pandemic and related economic disruptions on Barings BDC’s and the combined company’s stock price, portfolio investments and the financial markets in general.

•
There are other risks associated with the Merger, Barings BDC Common Stock and the business of Barings BDC and the combined company, as described in “Risk Factors — Risks Relating to the Merger” and “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as applicable.

The Barings BDC Board Recommendation
At a special meeting held on August 10, 2020, the Barings BDC Board unanimously approved the Merger Agreement and the transactions contemplated thereby, and unanimously recommended that Barings BDC stockholders vote “FOR” the Merger Stock Issuance Proposal and “FOR” the Barings BDC Below NAV Issuance Proposal. At a special meeting held on September 9, 2020, the Barings BDC Board unanimously approved the Barings BDC Advisory Agreement Amendment Proposal, and unanimously recommended that Barings BDC stockholders vote “FOR” the Barings BDC Advisory Agreement Amendment Proposal, and, if necessary or appropriate, “FOR” the Barings BDC Adjournment Proposal.
The MVC Board Recommendation
At a special meeting held on August 10, 2020, the MVC Board and all of the MVC Independent Directors unanimously approved the Merger Agreement and the transactions contemplated thereby, and the MVC Board unanimously recommended that MVC stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the MVC Adjournment Proposal.
Opinion of the Financial Advisor to Barings BDC
Pursuant to an engagement letter dated June 22, 2020, Barings BDC retained J.P. Morgan as its financial advisor in connection with the proposed Merger and to deliver a fairness opinion in connection with the proposed Merger.
At the meeting of the Barings BDC Board on August 10, 2020, J.P. Morgan rendered its oral opinion to the Barings BDC Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the Exchange Ratio in the proposed Merger was fair, from a financial point of view, to Barings BDC. J.P. Morgan has confirmed its August 10, 2020 oral opinion by delivering its written opinion to the Barings BDC Board on August 10, 2020.
The full text of the written opinion of J.P. Morgan dated August 10, 2020, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex E to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Barings BDC stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Barings BDC Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the Exchange Ratio in the Merger and did not address any other aspect of the Merger. J.P. Morgan expressed no opinion as to the fairness of the Exchange Ratio to the holders of any class of securities, creditors or other constituencies of Barings BDC or as to the underlying decision by Barings BDC to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any stockholder of Barings BDC or any stockholder of any other entity as to how such stockholder should vote with respect to the proposed Merger or any other matter.
In arriving at its opinion, J.P. Morgan, among other things:
•	reviewed the Merger Agreement;
•	reviewed certain publicly available business and financial information concerning Barings BDC and MVC and the industries in which they operate;
•
compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration received for such companies;

•
compared the financial and operating performance of Barings BDC and MVC with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of Barings BDC Common Stock and MVC Common Stock and certain publicly traded securities of such other companies;

•
reviewed certain internal financial analyses and forecasts prepared by or at the direction of the managements of Barings BDC, Barings, MVC and TTG Advisers relating to their respective businesses, and, in the case of Barings BDC and Barings, relating to the business of MVC, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Merger (the “Synergies”); and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.
•
In addition, J.P. Morgan held discussions with certain members of the management of Barings BDC, Barings, MVC and TTG Advisers with respect to certain aspects of the Merger, and the past and current business operations of Barings BDC and MVC, the financial condition and future prospects and operations of Barings BDC and MVC, the effects of the Merger on the financial condition and future prospects of Barings BDC, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Barings BDC and Barings or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to its engagement letter with Barings BDC, did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of Barings BDC and MVC, nor did J.P. Morgan evaluate the solvency of Barings BDC and MVC under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom (including the Synergies), J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by Barings and Barings BDC’s management as to the expected future results of operations and financial condition of Barings BDC and MVC to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. J.P. Morgan also assumed that the Merger and the other transactions contemplated by the Merger Agreement will qualify as a tax-free reorganization for United States federal income tax purposes, and will be consummated as described in the Merger Agreement. J.P. Morgan also assumed that the representations and warranties made by Barings BDC, Barings and MVC in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis, and that the potential adjustments to the Exchange Ratio contemplated by the Merger Agreement will not result in any adjustment to the Exchange Ratio that is material to J.P. Morgan’s analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Barings BDC with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on Barings BDC or MVC or on the contemplated benefits of the Merger.
J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, to Barings BDC of the Exchange Ratio in the Merger, and J.P. Morgan has expressed no opinion as to the fairness of the Cash Consideration, nor did J.P. Morgan express any opinion as to the fairness of the Exchange Ratio to the holders of any class of securities, creditors or other constituencies of Barings BDC or the underlying decision by Barings BDC to engage in the Merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons relative to the Exchange Ratio in the proposed Merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which Barings BDC Common Stock or MVC Common Stock will trade at any future time. J.P. Morgan also expressed no opinion as to the other transactions undertaken in connection with the Merger, or any other agreement, arrangement or understanding, including without limitation, the Credit Support Agreement and the Barings BDC Trading Plan entered into or undertaken in connection with or contemplated by the Merger, any related transactions or otherwise, or any terms, aspects or implications of such transactions, agreements, arrangements or understandings.

The terms of the Merger Agreement, including the Exchange Ratio, were determined through arm’s length negotiations between Barings BDC and MVC, and the decision to enter into the Merger Agreement was solely that of the Barings BDC Board and the MVC Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Barings BDC Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Barings BDC Board or management with respect to the proposed Merger or the Exchange Ratio.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Barings BDC Board on August 10, 2020 and contained in the presentation delivered to the Barings BDC Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Barings BDC Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
MVC Analysis
MVC Public Trading Multiples Analysis. Using publicly available information, J.P. Morgan compared selected financial data of MVC with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to the business of MVC. The companies selected by J.P. Morgan were Fidus Investment Corporation, Gladstone Capital Corporation, Saratoga Investment Corp., and Stellus Capital Investment Corp. J.P. Morgan calculated and analyzed (1) the ratio of each selected company’s per share market price to NAV per share and (2) each selected company’s estimated 2021 dividend yield. In all instances, share prices were based on publicly available data as of August 7, 2020 and NAV was based on the latest information publicly available. The following presents the results of this analysis:
Company	Price/NAV	2021E Dividend Yield
Fidus Investment Corporation	0.67x	11.7%
Gladstone Capital Corporation	1.05x	10.2%
Saratoga Investment Corp.	0.69x	10.2%
Stellus Capital Investment Corp.	0.63x	11.9%
Based on the results of this analysis, the consensus price/NAV multiple and estimated 2021 dividend yield for MVC of 0.63x and 10.3%, respectively, and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.60x to 0.70x. J.P. Morgan then applied this range to MVC’s adjusted NAV per share on April 30, 2020 of $9.62, adjusted to take into account a 6.9% portfolio asset write-down as instructed by Barings BDC’s management (“adjusted NAV”). The analysis resulted in an implied per share range for MVC Common Stock, rounded to the nearest $0.05, of approximately $5.75 to $6.75, as compared to the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration) and the closing price per share of MVC Common Stock of $6.63 on August 7, 2020.
Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan then selected a range of estimated 2021 dividend yields of 10.0% to 12.0%. J.P. Morgan then applied this range to the Barings BDC-Prepared MVC Forecast for MVC’s estimated 2021 dividend per share of $0.39. The analysis resulted in an implied per share range for MVC Common Stock, rounded to the nearest $0.05, of approximately $3.25 to $3.90, as compared to the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration) and the closing price per share of MVC Common Stock of $6.63 on August 7, 2020.
For reference only and not as a component of its fairness analysis, J.P. Morgan also applied the selected range of estimated 2021 dividend yields to the Barings BDC-Prepared MVC Forecast for MVC’s estimated 2023 run-rate distributions per share of $0.71, which resulted in an implied per share range for MVC Common Stock of approximately $5.95 to $7.14, as compared to the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration) and the closing price per share of MVC Common Stock of $6.63 on August 7, 2020.
No company used in these analyses is identical or directly comparable to MVC. Accordingly, an evaluation of the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial, operating, and business sector characteristics, and other factors that could affect the public trading or other values of the companies to which MVC is compared.
Selected Transaction Multiples Analysis. Using publicly available information, J.P. Morgan examined selected transactions with respect to selected companies engaged in businesses which J.P. Morgan deemed to be analogous to the business of MVC or aspects thereof. Using publicly available estimates, J.P. Morgan calculated and reviewed the ratio of each selected transaction’s aggregate purchase price to NAV (each of which is listed in the following table).
Acquiring Company	Target Company	Announcement Date	Transaction P/NAV (x)
Portman Ridge Financial Corporation	Garrison Capital Inc.	June 24, 2020	0.56x(1)
Crescent Capital BDC, Inc.	Alcentra Capital Corporation	August 13, 2019	1.00x
FS Investment Corporation	Corporate Capital Trust	July 23, 2018	0.85x
Barings LLC Benefit Street Partners L.L.C.	Triangle Capital Corporation	April 4, 2018	0.95x(2)
Ares Capital Corporation	American Capital, Ltd.	May 23, 2016	0.88x
PennantPark Floating Rate Ltd.	MCG Capital Corporation	April 29, 2015	0.99x
(1)	P/NAV of 0.56x excludes $5mm cash payment from acquiror external manager.
(2)	P/NAV of 0.95x represents asset sale and does not take into account manager consideration.
Based on the results of this analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.85x to 1.00x. J.P. Morgan then applied this range to MVC’s adjusted NAV per share on April 30, 2020 of $9.62, adjusted for a 6.9% portfolio asset write-down. The analysis resulted in an implied per share range for MVC Common Stock, rounded to the nearest $0.05, of approximately $8.20 to $9.60, as compared to the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration) and the closing price per share of MVC Common Stock of $6.63 on August 7, 2020.
MVC Dividend Discount Analysis. J.P. Morgan conducted a dividend discount analysis of MVC Common Stock for the purpose of determining the fully diluted equity value per share. In performing its analysis, J.P. Morgan used, among others, the following assumptions, which were reviewed and approved by Barings and Barings BDC’s management:
•	a December 31, 2020 valuation date;
•	a range for cost of equity of 11.5% to 12.5%;
•	a range of terminal values based on 2024 estimated NAV per share and calculated by applying a Price/NAV multiple range of 0.50x to 0.75x; and
•	including distributions after December 31, 2020.
These calculations resulted in an implied range of equity values per share for MVC Common Stock, rounded to the nearest $0.05, of approximately $5.10 to $6.85, as compared to the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration) and the closing price per share of MVC Common Stock of $6.63 on August 7, 2020.
Other Information.
MVC 52-Week Historical Trading Range. For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed the trading range for MVC Common Stock for the 52-week period ended August 7, 2020, which was $3.00 per share to $10.45 per share, and compared that range to (1) the closing price per share of MVC Common Stock of $6.63 on August 7, 2020 and (2) the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration).
MVC Analyst Price Target. For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed the publicly available equity research analyst price target for MVC Common Stock and noted that the price target was $9.00 per share, and compared that price target to (1) the closing price per share of MVC Common Stock of $6.63 on August 7, 2020 and (2) the implied offer price per share of MVC Common Stock of $7.75 (based on the Exchange Ratio of 0.94024x and excluding the Cash Consideration).
Barings BDC Analysis
Barings BDC Public Trading Multiples Analysis. Using publicly available information, J.P. Morgan compared selected financial data of Barings BDC with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to the business of Barings BDC. The companies selected by J.P. Morgan were Solar Capital Ltd., Bain Capital Specialty Finance, Inc., Goldman Sachs BDC, Inc., Apollo Investment Corporation, Blackrock TCP Capital Corp., TCG BDC, Inc., Crescent Capital BDC, Inc. and PennantPark Floating Rate Ltd. J.P. Morgan calculated and analyzed (1) the ratio of each selected company’s per share market price to NAV per share and (2) each selected company’s estimated 2021 dividend yield. In all instances, share prices were based on publicly available data as of August 7, 2020 and NAV was based on the latest information publicly available. The following presents the results of this analysis:
Company	Price/NAV	2021E Dividend Yield
Solar Capital Ltd.	0.85x	9.5%
Bain Capital Specialty Finance, Inc.	0.67x	12.9%
Goldman Sachs BDC, Inc.	1.11x	11.5%
Apollo Investment Corporation	0.61x	13.5%
Blackrock TCP Capital Corp.	0.82x	11.9%
TCG BDC, Inc.	0.62x	14.7%
Crescent Capital BDC, Inc.	0.73x	13.6%
PennantPark Floating Rate Ltd.	0.68x	13.7%
Based on the results of this analysis, the consensus Price/NAV multiple and estimated 2021 dividend yield for Barings BDC of 0.81x and 7.8%, respectively, and on other factors J.P. Morgan considered appropriate, J.P. Morgan selected a range of Price/NAV multiples from 0.60x to 0.85x. J.P. Morgan then applied this range to Barings BDC’s NAV per share on June 30, 2020 of $10.23. The analysis resulted in an implied per share range for Barings BDC Common Stock, rounded to the nearest $0.05, of approximately $6.15 to $8.70, as compared to the closing price per share of Barings BDC Common Stock of $8.24 on August 7, 2020.
Based on the results of the above analysis and on other factors J.P. Morgan considered appropriate, J.P. Morgan then selected a range of estimated 2021 dividend yields of 8.0% to 15.0%. J.P. Morgan then applied this range to the Barings BDC Forecast for Barings BDC’s estimated 2021 dividend per share of $0.67. The analysis resulted in an implied per share range for Barings BDC Common Stock, rounded to the nearest $0.05, of approximately $4.45 to $8.40, as compared to the closing price per share of Barings BDC Common Stock of $8.24 on August 7, 2020.
No company used in these analyses is identical or directly comparable to Barings BDC. Accordingly, an evaluation of the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial, operating, and business sector characteristics, and other factors that could affect the public trading or other values of the companies to which Barings BDC is compared.
Barings BDC Dividend Discount Analysis. J.P. Morgan conducted a dividend discount analysis of Barings BDC Common Stock for the purpose of determining the fully diluted equity value per share. In performing its analysis, J.P. Morgan used, among others, the following assumptions, which were reviewed and approved by Barings BDC’s management:
•	a December 31, 2020 valuation date;
•	a range for cost of equity of 11.5% to 12.5%;

•	a range of terminal values based on 2024 estimated NAV per share and calculated by applying a Price/NAV multiple range of 0.60x to 0.85x;
•	4.0% tax rate applied to undistributed net investment income; and
•	including distributions after December 31, 2020.
These calculations resulted in an implied range of equity values per share for Barings BDC Common Stock, rounded to the nearest $0.05, of approximately $6.50 to $8.45, as compared to the closing price per share of Barings BDC Common Stock of $8.24 on August 7, 2020.
Other Information.
Barings BDC 52-Week Historical Trading Range. For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed the trading range for Barings BDC Common Stock for the 52-week period ended August 7, 2020, which was $4.67 per share to $10.59 per share, and compared that range to the closing price per share of Barings BDC Common Stock of $8.24 on August 7, 2020.
Barings BDC Analyst Price Target. For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed certain publicly available equity research analyst share price targets for Barings BDC Common Stock and noted that the range of such price targets was $7.00 per share to $10.00 per share, with a consensus median of $9.00 per share, and compared that price target range to the closing price per share of Barings BDC Common Stock of $8.24 on August 7, 2020.
Relative Valuation Analysis
Public Trading Multiples Analysis. J.P. Morgan compared the results from the “MVC Public Trading Multiples Analysis” section and the “Barings BDC Public Trading Multiples Analysis” section above to determine a range of implied exchange ratios.
Specifically, J.P. Morgan compared (1) the highest equity value per share based on Price/NAV for Barings BDC to the lowest equity value per share based on Price/adjusted NAV for MVC, and (2) the lowest equity value per share based on Price/NAV for Barings BDC to the highest equity value per share based on Price/adjusted NAV for MVC, to derive the range of exchange ratios implied by the Price/NAV public trading multiples analyses. This analysis was based on share prices implied by (1) Barings BDC’s June 30, 2020 NAV per share of $10.23 and (2) MVC’s adjusted April 30, 2020 NAV per share of $9.62, adjusted for a 6.9% portfolio asset write-down. The analysis resulted in a range of implied exchange ratios of 0.66092x to 1.09756x on a standalone basis (i.e., without Synergies), as compared to the Exchange Ratio of 0.94024x.
Additionally, J.P. Morgan compared (1) the highest equity value per share based on estimated 2021 dividend yields for Barings BDC to the lowest equity value per share based on estimated 2021 dividend yields for MVC, and (2) the lowest equity value per share based on estimated 2021 dividend yields for Barings BDC to the highest equity value per share based on estimated 2021 dividend yields for MVC, to derive the range of exchange ratios implied by the estimated 2021 dividend yields public trading multiples analyses. The analysis resulted in a range of implied exchange ratios of 0.38690x to 0.87640x on a standalone basis (i.e., without Synergies), as compared to the Exchange Ratio of 0.94024x. For reference only and not as a component of its fairness analysis, J.P. Morgan conducted the aforementioned analysis using the endpoints of the range for MVC calculated based on MVC’s estimated 2023 run-rate distributions per share of $0.71 . The analysis resulted in a range of implied exchange ratios of 0.70833x to 1.60674x on a standalone basis (i.e., without Synergies), as compared to the Exchange Ratio of 0.94024x.
Dividend Discount Analysis. J.P. Morgan compared the results from the “MVC Dividend Discount Analysis” section and the “Barings BDC Dividend Discount Analysis” section above to determine a range of implied exchange ratios. Specifically, J.P. Morgan compared (1) the highest equity value per share for Barings BDC to the lowest equity value per share for MVC, and (2) the lowest equity value per share for Barings BDC to the highest equity value per share for MVC, to derive the range of exchange ratios implied by the dividend discount analyses. This analysis assumed (1) a valuation date of December 31, 2020, (2) mid-year discounting, (3) an 11.5%-12.5% cost of equity and (4) a 0.50x-0.75x Price/NAV terminal multiple for MVC and a 0.60x-0.85x Price/NAV terminal multiple for Barings BDC. The analysis resulted in a range of implied exchange ratios of 0.60355x to 1.05385x on a standalone basis (i.e., without Synergies), as compared to the Exchange Ratio of 0.94024x.

Other Information.
52-Week Historical Trading Range. For reference only and not as a component of its fairness analysis, J.P. Morgan compared the results from the “MVC 52-Week Historical Trading Range” section and the “Barings BDC 52-Week Historical Trading Range” section above to determine a range of implied exchange ratios. Specifically, J.P. Morgan compared (1) the highest trading price per share for Barings BDC to the lowest trading price per share for MVC, and (2) the lowest trading price per share for Barings BDC to the highest trading price per share for MVC, to derive the range of exchange ratios implied by the historical share price analyses. This analysis is based on market data as of August 7, 2020. The analysis resulted in a range of implied exchange ratios of 0.28329x to 2.23769x on a standalone basis (i.e., without Synergies), as compared to the Exchange Ratio of 0.94024x.
Analyst Price Target. J.P. Morgan compared the results from the “MVC Analyst Price Target” section and the “Barings BDC Analyst Price Target” section above to determine a range of implied exchange ratios. Specifically, J.P. Morgan compared (1) the highest analyst price target per share for Barings BDC to the lowest analyst price target per share for MVC, and (2) the lowest analyst price target per share for Barings BDC to the highest analyst price target per share for MVC, to derive the range of exchange ratios implied by the analyst price target analyses. The analysis resulted in a range of implied exchange ratios of 0.90000x to 1.28571x on a standalone basis (i.e., without Synergies), as compared to the Exchange Ratio of 0.94024x.
Intrinsic Value Creation Analysis. J.P. Morgan conducted an implied intrinsic value creation analysis, based on the Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts, that compared the implied equity value per share of Barings BDC Common Stock derived from a dividend discount analysis on a standalone basis to the pro forma combined company implied equity value per share, taking into account the estimated Synergies. The pro forma combined company equity value per share was equal to (1) the sum of (a) the implied equity value of Barings BDC using the midpoint value of 12.0% and a midpoint Price/NAV terminal value multiple of 0.73x, plus (b) the equity value of MVC using the midpoint value of 12.0% and a midpoint Price/NAV terminal value multiple of 0.63x, plus (c) the total value of the Synergies, divided by (2) the pro forma diluted number of shares outstanding of Barings BDC based on the Exchange Ratio of 0.94024x. The total value of the Synergies was assessed using (1) a midpoint cost of equity of 12.0% for incremental net investment income, incremental incentive fees, management savings, interest expense savings and administrative fee savings, (2) a terminal value assessed using a 0.0% growth rate applied to estimated 2024 incremental investment income and (3) an assumed 100% dividend payout of incremental net investment income resulting from the Synergies. As instructed by Barings BDC’s management, the intrinsic value creation analysis did not take into consideration transaction expenses, nor did it take into consideration the Cash Consideration, the Credit Support Agreement or the Barings BDC Trading Plan. The intrinsic value creation analysis indicated that at the Exchange Ratio of 0.94024x, the Merger would create hypothetical incremental implied value for the holders of Barings BDC Common Stock.
Miscellaneous. The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of Barings BDC or MVC. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to Barings BDC or MVC, and none of the selected transactions reviewed was identical to the Merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of Barings BDC and MVC. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Barings BDC and MVC and the transactions compared to the Merger.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise Barings BDC with respect to the Merger and deliver an opinion to the Barings BDC Board with respect to the Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with Barings BDC, MVC and the industries in which they operate.
For services rendered in connection with the Merger (including the delivery of J.P. Morgan’s opinion), J.P. Morgan will receive a fee from Barings BDC of up to $3.5 million, of which $2.0 million became payable to J.P. Morgan upon delivery of the J.P. Morgan opinion, and the balance of which will become payable only if the proposed Merger is consummated. In addition, Barings BDC has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, neither J.P. Morgan nor its affiliates have had any material financial advisory or other material commercial or investment banking relationships with Barings, MVC, TTG Advisers, Omega Advisors Inc., a significant shareholder of MVC, Wynnefield Capital Inc., a significant shareholder of MVC, or West Family Investments, Inc., a significant shareholder of MVC. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Barings BDC for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner with respect to Barings BDC’s credit facility in February 2019. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Barings BDC, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of Barings BDC and MVC. During the two year period preceding delivery of its opinion ending on August 10, 2020, the aggregate fees recognized by J.P. Morgan from Barings were approximately $660,000 (inclusive of fees paid to J.P. Morgan for acting as joint lead arranger and joint bookrunner with respect to Barings BDC’s credit facility in February 2019). In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Barings BDC, Barings, MVC, TTG Advisers, Omega Advisors Inc., Wynnefield Capital Inc. or West Family Investments, Inc. for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.
Opinion of the Financial Advisor to MVC
MVC has retained JMP as its financial advisor in connection with the Merger. In connection with this engagement, the MVC Board requested that JMP evaluate the fairness, from a financial point of view, to holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) of the Merger Consideration to be received by such holders. On August 10, 2020, at meetings of the MVC Strategic Review Committee and the MVC Board at which the Merger was approved, JMP rendered an oral opinion, confirmed by delivery of a written opinion dated August 10, 2020, to the MVC Board and the MVC Strategic Review Committee to the effect that, as of that date and based on and subject to the various assumptions and limitations set forth in its opinion, the Merger Consideration to be received by holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) was fair, from a financial point of view, to such holders.

The full text of JMP’s written opinion, dated August 10, 2020, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this proxy statement/prospectus as Annex D and is incorporated into this joint proxy statement/prospectus by reference. The description of JMP’s opinion set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of JMP’s opinion. JMP’s opinion was directed and addressed to the MVC Board (in its capacity as such) and, at the request of the MVC Board, also to the MVC Strategic Review Committee (in its capacity as such) in connection with their respective consideration of the Merger. JMP’s opinion did not address the underlying decision of MVC to proceed with or effect the Merger or the relative merits of the Merger as compared to any alternative strategy or transaction that might exist for MVC. JMP’s opinion does not constitute a recommendation as to how the MVC Board, the MVC Strategic Review Committee or any MVC or other stockholder should act or vote with respect to the Merger or any other matter.
For purposes of its opinion, JMP:
•	reviewed the financial terms and conditions of a draft dated August 9, 2020 of the Merger Agreement;
•	reviewed certain publicly available business and financial information relating to MVC and Barings BDC;
•
reviewed certain financial projections provided to JMP by MVC relating to MVC and certain other historical and current financial and business information relating to MVC provided to JMP by MVC, including estimates of the senior management of MVC as to the liquidation value of MVC and its assets;

•
reviewed certain financial projections provided to JMP by Barings BDC relating to Barings BDC and certain other historical and current financial and business information relating to Barings BDC provided to JMP by Barings BDC;

•
held discussions regarding the operations, financial condition and prospects of MVC and Barings BDC, respectively, with the senior management of MVC and the senior management of Barings BDC (which consists solely of employees of Barings);

•	reviewed the financial and stock market performance of MVC and Barings BDC and compared them with one another and with those of certain other publicly traded companies that JMP deemed to be relevant;
•	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions that JMP deemed relevant;
•	reviewed the premiums paid in certain publicly-announced specialty finance mergers and acquisitions transactions;
•	reviewed the current and historical trading prices and volume for MVC Common Stock and Barings BDC Common Stock;
•	reviewed certain publicly available research analyst price targets for Barings BDC;
•	considered the results of MVC’s efforts to solicit indications of interest and definitive proposals from certain third parties with respect to a possible acquisition of MVC; and
•	performed such other studies, analyses and inquiries and considered such other factors as JMP deemed appropriate.
In arriving at its opinion, JMP, with MVC’s consent, (1) relied upon and assumed the accuracy and completeness of all information from public sources or which was provided to JMP by or on behalf of MVC or Barings BDC or otherwise reviewed by JMP, without independent verification, (2) did not assume any responsibility for independently verifying such information, and (3) relied on the assurances of the senior managements of MVC and Barings BDC that they were not aware of any facts or circumstances that would make such information which was provided to JMP inaccurate or misleading. In addition, with MVC’s consent, JMP did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of MVC or Barings BDC, nor was JMP furnished with any such evaluations or appraisals. With MVC’s consent, JMP has also not examined any individual loan or credit files. With respect to the financial projections and liquidation value estimates referred to above and any other forecasts or forward-looking information, JMP assumed, upon the advice of the respective senior managements of MVC and Barings BDC, as the case may be, that such projections, estimates, forecasts and information were reasonably prepared and reflected the best currently available estimates and good faith judgments of the managements of MVC and Barings BDC, as the case may be, as to the expected future results of operations and financial condition of MVC and Barings BDC and the other matters covered thereby, and JMP relied on such information in arriving at its opinion and did not assess the reasonableness or achievability of such projections, estimates, forecasts and information. Further, with respect to such financial projections, as part of JMP’s analysis in connection with its opinion, JMP assumed, at the direction of MVC, that the financial results reflected therein could be realized in the amounts and at the times indicated thereby. In addition, JMP did not perform or rely upon any analysis to (1) value the respective portfolio investments or assets of MVC or Barings BDC, or (2) evaluate the potential pro forma financial and/or strategic effects of the Merger on Barings BDC.
In addition, in arriving at its opinion, JMP assumed, with MVC’s consent, that (1) there were no material change in any of the assets, liabilities, financial condition, business or prospects of MVC or Barings BDC since the date of the most recent financial statements and other information made available to JMP, (2) all material information JMP requested from MVC and Barings BDC during the scope of its engagement was provided to JMP fully and in good faith, (3) the Merger and related transactions would be consummated in accordance with the terms and conditions set forth in the Merger Agreement (the final terms and conditions of which JMP assumed would not differ in any respect material to its analysis from the aforementioned draft it reviewed), without any waiver, modification or amendment of any material terms or conditions, (4) the representations and warranties made by the parties to the Merger Agreement were and would be true and correct in all respects material to its analysis, (5) all governmental and third party consents, approvals and agreements necessary for the consummation of the Merger and related transactions would be obtained without any adverse effect on MVC, Barings BDC or the Merger, and (6) the Merger and related transactions would not violate any applicable federal or state statutes, rules or regulations. JMP further assumed, with MVC’s consent, that the Merger would qualify for the intended tax treatment described in the Merger Agreement for U.S. federal income tax purposes. In addition, JMP assumed, with MVC’s consent, that none of the potential adjustments (if any) to the Cash Consideration or the Share Consideration, the payment of dividends prior to the closing date of the Merger, tax matters relating to registered investment company status or otherwise, and the treatment of the outstanding debt of MVC in the Merger will be material to JMP’s analysis.
JMP expressed no view or opinion as to the form or structure of the Merger or any related transaction, including, without limitation, the allocation of the Merger Consideration between the Cash Consideration and the Share Consideration. JMP’s opinion did not constitute legal, regulatory, accounting, insurance, tax or other similar professional advice and did not address (1) the underlying decision of MVC to proceed with or effect the Merger or any related transaction, (2) the terms of the Merger (other than the Merger Consideration to the extent expressly addressed in JMP’s opinion) or any related transaction or any arrangements, understandings, agreements or documents related to the Merger or any related transaction (including, without limitation, the credit support agreement and trading plan provided for in the Merger Agreement or the potential amendment of the investment advisory agreement between Barings BDC and Barings), (3) the fairness of the Merger or any other transaction to MVC, MVC’s equity holders or creditors or any other person or entity (other than with respect to the Merger Consideration to the extent expressly addressed in JMP’s opinion), (4) the relative merits of the Merger or any related transaction as compared to any alternative strategy or transaction that might exist for MVC, or the effect of any other transaction which it may consider in the future, (5) the tax, accounting or legal consequences of the Merger or any related transaction, or (6) the solvency, creditworthiness, fair market value or fair value of any of MVC, Barings BDC or their respective assets under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters. JMP’s opinion expressed no opinion as to the fairness of the amount or nature of any compensation to any officers, directors, or employees of any party to the Merger, or any class of such persons, relative to the Merger Consideration.
JMP’s opinion was necessarily based on business, economic, monetary, market and other conditions as they existed and could reasonably be evaluated on, and the information made available to JMP as of, the date of JMP’s opinion. In particular, there is significant uncertainty in MVC’s and Barings BDC’s industry and significant volatility in the equity and credit markets. Subsequent developments may affect JMP’s opinion, and JMP assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of JMP’s opinion (regardless of the closing date of the Merger). JMP was not engaged to amend, supplement or update its opinion at any time. JMP expressed no view or opinion as to what the value of Barings BDC Common Stock or any other security of Barings BDC actually would be when issued pursuant to the Merger or otherwise or the prices at which MVC Common Stock, Barings BDC Common Stock or any other security of MVC or Barings BDC might be purchased, sold or exchanged, or otherwise be transferable, at any time. JMP also expressed no view or opinion as to the prices at which any of the respective portfolio investments or assets of MVC or Barings BDC may be purchased, sold or exchanged, or otherwise be transferable, or as to foreign exchange rates, at any time. Except as described in this summary, MVC imposed no other instructions or limitations on JMP with respect to the investigations made or procedures followed by JMP in rendering its opinion.
In preparing its opinion, JMP performed a variety of financial analyses, including those described below. This summary of the analyses is not a complete description of JMP’s opinion or the analyses underlying, and factors considered in connection with, JMP’s opinion, but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. JMP arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, JMP believes that its analyses must be considered as a whole and selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying its analyses and opinion.
In its analyses, JMP considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of MVC. No company, business or transaction reviewed is identical to MVC, Barings BDC or the Merger. An evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or other values of the companies, businesses or transactions reviewed.
The estimates contained in JMP’s analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, JMP’s analyses are inherently subject to substantial uncertainty.
JMP was not requested to, and it did not, recommend the specific consideration payable in the Merger. The type and amount of consideration payable in the Merger was determined through negotiations between MVC and Barings BDC and the decision of MVC to enter into the Merger Agreement was solely that of the MVC Board and the MVC Strategic Review Committee. JMP’s opinion was only one of many factors considered by the MVC Board and the MVC Strategic Review Committee in their consideration of the Merger and should not be viewed as determinative of the views of the MVC Board, the MVC Strategic Review Committee or MVC’s management with respect to the Merger or the consideration to be paid in the Merger.
The following is a summary of the material financial analyses provided to the MVC Board and the MVC Strategic Review Committee in connection with JMP’s opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand JMP’s financial analyses, the tables must be read together with the text of each summary. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of JMP’s financial analyses.
For purposes of the financial analyses of MVC described below, JMP utilized an implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock calculated as the sum of the Cash Consideration of $0.39 and the implied value of the Share Consideration of $7.75 based on the closing price of Barings BDC Common Stock of $8.24 on August 7, 2020. Based on the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock, JMP also calculated and reviewed with the MVC Board and the MVC Strategic Review Committee an implied transaction multiple of 0.78x MVC’s NAV per share as of April 30, 2020 and implied premiums paid percentages of 22.8%, 25.0%, 25.1%, 27.9% and 24.8%, respectively, relative to MVC’s closing stock price on August 7, 2020 and volume weighted average stock price for the five-day, 10-day, 30-day and 60-day periods ended August 7, 2020.
MVC Financial Analyses
Selected Public Companies Analysis. JMP compared certain financial and stock market information for MVC to similar information for 17 selected publicly traded debt-focused business development companies, including Barings BDC, with net assets between $100 million and $500 million. Senior loan and venture-lending business development companies and announced merger targets were excluded from the selected companies. The selected companies were the following:
•	Barings BDC, Inc.
•	BlackRock Capital Investment Corporation
•	Capital Southwest Corporation
•	Capitala Finance Corp.
•	Crescent Capital BDC, Inc.
•	Fidus Investment Corporation
•	First Eagle Alternative Capital BDC, Inc.
•	Gladstone Capital Corporation
•	Gladstone Investment Corporation
•	Investcorp Credit Management BDC, Inc.
•	Medley Capital Corporation
•	Monroe Capital Corporation
•	OFS Capital Corporation
•	Portman Ridge Finance Corporation
•	Saratoga Investment Corp.
•	Stellus Capital Investment Corporation
•	WhiteHorse Finance, Inc.
Using publicly available information and market data, JMP reviewed, among other things, closing stock prices on August 7, 2020 of the selected companies as a multiple of latest publicly reported NAV per share. JMP also reviewed dividend yields of the 16 selected companies which paid dividends in their most recent publicly available completed quarter, calculated as annualized dividends for the most recent publicly available completed quarter as a percentage of closing stock prices on August 7, 2020.
The top quartile, median and bottom quartile of NAV per share multiples and dividend yields of the selected companies are indicated in the table below (excluding the impact of dividend yields for two selected companies which were considered not meaningful because the dividend yields were greater than 25%):
	Price-to-Net Asset Value	Dividend Yield
Top Quartile	0.73x	14.1%
Median	0.67x	11.7%
Bottom Quartile	0.48x	9.7%
Taking into account the above summary data, JMP applied a range of NAV per share multiples, using the bottom and top quartiles of the multiples of the selected companies, to MVC’s NAV per share as of April 30, 2020, and JMP applied a range of dividend yields, using the bottom and top quartiles of the dividend yields of the selected companies, to MVC’s current annualized dividend for the quarter ended April 30, 2020. This analysis indicated

an implied per share equity value reference range of MVC of $5.03 to $7.66 based on NAV per share multiples and an implied per share equity value reference range of MVC of $4.81 to $6.98 based on dividend yields, as compared to the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock.
Selected Precedent M&A Transactions Analysis. JMP reviewed publicly available information relating to 13 selected business development company M&A transactions that were announced since January 1, 2009. Announced but terminated transactions were excluded from the selected transactions. The selected transactions were the following:
Target	Acquiror
Garrison Capital Inc.	Portman Ridge Finance Corporation
Alcentra Capital Corporation	Crescent Capital BDC, Inc.
OHA Investment Corp.	Portman Ridge Finance Corporation
Golub Capital Investment Corporation	Golub Capital BDC, Inc.
Corporate Capital Trust, Inc.	FS Investment Corp.
Barings BDC (f/k/a Triangle Capital Corp)	Barings
NF Investment Corp.	TCG BDC, Inc.
Credit Suisse Park View BDC, Inc.	CION
Full Circle Capital Corp	MAST Funds / Great Elm Capital Corporation
American Capital, Ltd.	Ares Capital Corporation
MCG Capital Corp	PennantPark Floating Rate Capital Ltd.
Allied Capital Corp	Ares Capital Corporation
Patriot Capital Funding, Inc.	Prospect Capital Corporation
Using publicly available information, JMP reviewed the equity purchase value in each of the selected transactions as a multiple of each target company’s NAV at the end of the most recent completed quarter prior to public announcement of the relevant transaction based on then publicly available information. The top quartile, median and bottom quartile of the equity book value multiples of the selected transactions are indicated in the table below:
Equity Value/ NAV
Top Quartile	1.00x
Median	0.92x
Bottom Quartile	0.68x
Taking into account the above summary data, JMP applied a range of NAV multiples, using the bottom and top quartiles of the multiples of the selected transactions, to MVC’s NAV per share as of April 30, 2020. This analysis indicated an implied per share equity value reference range of $7.12 to $10.49, as compared to the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock.
Dividend Discount Analysis. JMP performed a dividend discount analysis of MVC based on financial projections provided to JMP by MVC. Using discount rates ranging from 14.5% to 16.5%, JMP calculated (1) a range of implied present values of the projected dividends that MVC was forecasted to generate from July 31, 2020 through July 31, 2022 and (2) a range of implied present values of implied terminal values for MVC based on long-term price-to-NAV multiples. The implied terminal values were derived by applying a range of terminal multiples of 0.75x to 0.95x to MVC’s estimated NAV as of July 31, 2022. This analysis indicated an implied per share equity value reference range for MVC of $6.79 to $8.51, as compared to the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock.
Management Liquidation Analysis. JMP reviewed a liquidation analysis of MVC that was provided by MVC management. The liquidation analysis was based on estimates of net proceeds that could be generated in a hypothetical liquidation of MVC’s total assets and liabilities that were provided by MVC management. Applying a selected range of NAV multiples of 0.60x to 0.74x, the liquidation analysis indicated an implied per share equity value reference range for MVC of $6.27 to $7.77, as compared to the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock.

The results of a liquidation analysis are highly dependent on the assumptions that must be made, including projected net proceeds from asset sales. The results may not be indicative of the actual values in a liquidation of MVC.
Premiums Paid Analysis. For illustrative purposes only, JMP reviewed the premiums paid in 17 selected acquisitions of publicly traded specialty finance companies relative to the closing stock prices of the acquired companies one day, one week and one month prior to public announcement of the relevant transaction. The selected acquisitions consisted of completed transactions announced between April 29, 2015 and July 28, 2020 with announced implied transaction values of between $25 million and $2.5 billion.
The top quartile, median and bottom quartile of premiums paid in the selected acquisitions reviewed by JMP are indicated in the table below:
	Based on Closing Stock Price at
	1-Day	1-Week	1-Month
Top Quartile of Premiums Paid	34.5%	30.9%	39.4%
Median of Premiums Paid	19.0%	16.4%	19.7%
Bottom Quartile of Premiums Paid	11.2%	11.2%	13.7%
Taking into account the above summary data, JMP applied the bottom and top quartiles of the one-day, one-week and one-month premiums paid in the selected acquisitions to the closing prices of MVC Common Stock on August 7, 2020, August 3, 2020 and July 9, 2020. This analysis indicated an implied per share equity value reference range for MVC Common Stock of $6.98 to $8.91, as compared to the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock.
BDC Barings Financial Analyses
Selected Public Companies Comparable Data. JMP compared certain financial and stock market information for Barings BDC to similar information for 14 selected publicly traded debt-focused business development companies with net assets between $200 million and $700 million. Senior loan and venture-lending business development companies and announced merger targets were excluded from the selected companies. The selected companies were the following:
•	BlackRock Capital Investment Corporation
•	BlackRock TCP Capital Corp.
•	Capital Southwest Corporation
•	Crescent Capital BDC, Inc.
•	Fidus Investment Corporation
•	Gladstone Capital Corporation
•	Gladstone Investment Corporation
•	Goldman Sachs BDC, Inc.
•	Monroe Capital Corporation
•	Newtek Business Services Corp.
•	PennantPark Investment Corporation
•	Saratoga Investment Corp.
•	Stellus Capital Investment Corporation
•	WhiteHorse Finance, Inc.
Using publicly available information and market data, JMP reviewed, among other things, dividend yields of the selected companies, calculated as annualized dividends for the most recent publicly available completed quarter as a percentage of closing stock prices on August 7, 2020, and closing stock prices on August 7, 2020 of the selected companies as a multiple of latest publicly reported NAV per share. JMP compared these dividend yields and NAV multiples to the corresponding data of Barings BDC based on its current annualized dividend for the quarter ended June 30, 2020 and NAV per share as of June 30, 2020.
This analysis indicated the following top quartile, median and bottom quartile data for the selected companies (excluding the impact of the dividend yield for one of the selected companies which was considered not meaningful because the dividend yield was greater than 25%) as compared to corresponding data for Barings BDC:
	Dividend Yield	Price-to-Net Asset Value
Top Quartile	13.7%	0.95x
Median	11.8%	0.73x
Bottom Quartile	11.0%	0.67x
Barings BDC	7.8%	0.81x
Dividend Discount Analysis. JMP performed a dividend discount analysis of Barings BDC based on financial projections provided to JMP by Barings BDC. Using discount rates ranging from 14.0% to 16.0%, JMP calculated (1) a range of implied present values of the projected dividends that Barings BDC was forecasted to generate from July 31, 2020 through December 31, 2022 and (2) a range of implied present values of implied terminal values for Barings BDC based on long-term price-to-NAV multiples. The implied terminal values were derived by applying a range of terminal multiples of 0.80x to 1.00x to Barings BDC’s estimated NAV as of December 31, 2022. This analysis indicated an implied per share equity value reference range for Barings BDC of $7.20 to $8.98.
Other Information. In addition to the financial analyses described above, JMP reviewed with the MVC Board and the MVC Strategic Review Committee for informational purposes, among other things, the following:
•
historical closing stock price-to-NAV per share multiples of MVC during the five-period ended August 7, 2020, as compared to an implied transaction multiple for the proposed Merger (based on the implied value of the Merger Consideration of $8.14 per outstanding share of MVC Common Stock) of 0.78x MVC’s NAV per share as of April 30, 2020; and

•
historical closing stock price-to-NAV per share multiples of Barings BDC during the period from August 2, 2018 to August 7, 2020, which had an average of 0.82x, as compared to the closing stock price-to-NAV per share value multiple of Barings BDC on August 7, 2020 of 0.81x Barings BDC’s NAV per share as of June 30, 2020.

Miscellaneous. Under the terms of JMP’s engagement, MVC has agreed to pay JMP for its financial advisory services in connection with the Merger an aggregate fee of $750,000, portions of which became payable upon JMP’s engagement and upon delivery of JMP’s opinion and a portion of which will become payable only if the proposed Merger is consummated. In addition, MVC has agreed to indemnify JMP against certain claims and liabilities related to or arising out of its engagement. JMP may seek to provide investment banking and other financial services to MVC, Barings BDC, Barings or their respective affiliates in the future, for which JMP would expect to receive compensation. JMP and its affiliates in the past provided investment banking and other financial services to MVC and received and may receive compensation for the rendering of these services, including, among other things, acting as agent for share repurchases by MVC. In the ordinary course of business, JMP and its affiliates may actively trade or hold the securities of MVC and Barings BDC for their own account or for the account of their customers and, accordingly, may at any time hold a long or short position in those securities.
MVC selected JMP as its financial advisor in connection with the Merger based on JMP’s reputation and experience and familiarity with MVC and its business. JMP is a nationally recognized investment banking firm which provides capital raising, mergers and acquisitions transaction and other strategic advisory services to corporate clients. JMP’s opinion was approved by a JMP Securities LLC fairness opinion committee.
Financial Forecasts and Estimates
MVC
MVC does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information beyond the current fiscal year, and MVC is especially reluctant to make forecasts for extended periods due to the inehrent uncertainty of the underlying assumptions and estimates. However, in connection with the transactions contemplated by the Merger Agreement, in August 2020, MVC’s management prepared and provided to the MVC Board in connection with its evaluation of the transactions contemplated by the Merger Agreement and to JMP, which was directed to use and rely upon such information for purposes of their financial analyses and opinion, certain non-public, internal financial forecasts regarding MVC’s anticipated future operations for the fourth fiscal quarter of 2020, each of the fiscal quarters of 2021 and the first, second and third fiscal quarters of 2022. MVC has included below a summary of these forecasts for the purpose of providing MVC stockholders access to certain non-public information that was considered by the MVC Board for purposes of evaluating the Merger and was also provided to MVC’s financial advisor. Such information may not be appropriate for other purposes.
MVC’s internal financial forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. MVC’s independent public accountants have not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such accountants do not express an opinion or any other form of assurance with respect thereto. The reports of such accountants incorporated by reference to this joint proxy statement/prospectus relate only to MVC’s historical financial information. They do not extend to the prospective financial information and should not be read to do so. The summary of these internal financial forecasts included below is not being included to influence your decision whether to vote for the merger but because these internal financial forecasts were provided by MVC to its financial advisor.
While presented with numeric specificity, these financial forecasts were based on numerous variables and assumptions, including (but not limited to):
•	the performance of investment assets;
•	the amount and timing of share repurchases and dividend payments;
•	the degree and methods of portfolio leverage;
•	industry performance and competition;
•	general business, economic, market and financial conditions; and
•	additional specific matters to MVC’s business.
Many of these assumptions are inherently subjective and uncertain and are beyond the control of MVC’s management. Important factors that may affect actual results and cause uncertainties relating to MVC’s business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the sections entitled “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in this joint proxy statement/prospectus. These internal financial forecasts also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in these internal financial forecasts. Accordingly, there can be no assurance that the forecasted results summarized below will be realized.
The inclusion of a summary of these internal financial forecasts in this document should not be regarded as an indication that any of MVC, Barings BDC or their respective affiliates, advisors or representatives considered these internal financial forecasts to be necessarily predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in these internal financial forecasts be considered appropriate for other purposes. None of MVC, Barings BDC or their respective affiliates, advisors, officers, directors or representatives can give you any assurance that actual results will not differ materially from these internal financial forecasts, and none of them undertakes any obligation to update or otherwise revise or reconcile these internal financial forecasts to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error. Since the forecasts cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. MVC does not intend to make publicly available any update or other revision to these internal financial forecasts.

None of MVC, its affiliates (including TTG Advisers), advisors, officers, directors or representatives has made or makes any representation to any stockholder or other person regarding MVC’s ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. MVC has made no representation to Barings BDC, in the Merger Agreement or otherwise, concerning these internal financial forecasts. The below forecasts do not give effect to the Merger. MVC urges all of its stockholders to review MVC’s financial statements and notes thereto appearing elsewhere in this document for a description of MVC reported financial results.
The following is a summary of the MVC internal financial forecasts. The MVC internal financial forecasts were prepared by MVC’s management based solely on the information available to MVC management at that time. The MVC internal financial forecasts do not take into consideration any potential or incurred transaction costs in connection with the Merger or the Merger itself. The MVC internal financial forecasts were finalized in July 2020, and were also provided to Barings BDC, for its use and reliance in connection with its financial analysis.
Values in million, except per share data
	As of
	10/31/2020	01/31/2021	04/30/2021	07/31/2021	10/31/2021	01/31/2022	04/30/2022	07/31/2022
Total Assets	$285.5	$283.5	$282.4	$281.4	$280.0	$294.4	$320.0	$345.4
Total Liabilities	$99.7	$99.7	$99.7	$99.7	$99.7	$115.7	$143.1	$170.5
Net Assets	$185.8	$183.8	$182.7	$181.7	$180.3	$178.7	$176.9	$174.8
	For the Fiscal Quarter Ended
	10/31/2020	01/31/2021	04/30/2021	07/31/2021	10/31/2021	01/31/2022	04/30/2022	07/31/2022
Total Income	$5.7	$6.0	$6.6	$7.0	$7.5	$7.9	$8.5	$9.1
Total Expenses	$3.7	$4.2	$3.7	$3.7	$3.8	$4.2	$4.2	$4.6
Net Operating Income	$2.0	$1.8	$2.9	$3.3	$3.7	$3.7	$4.3	$4.5
	For the Fiscal Quarter Ended
	10/31/2020	01/31/2021	04/30/2021	07/31/2021	10/31/2021	01/31/2022	04/30/2022	07/31/2022
Shares Outstanding	17.7	17.7	17.7	17.7	17.7	17.7	17.7	17.7
NAV per Share	$10.48	$10.37	$10.31	$10.25	$10.17	$10.08	$9.98	$9.86
Net Operating Income per Share	$0.11	$0.10	$0.16	$0.19	$0.21	$0.21	$0.24	$0.25
Dividends per Share	$0.17	$0.17	$0.17	$0.19	$0.21	$0.21	$0.24	$0.25
Key MVC Forecast Assumptions
The MVC forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions regarding:
•
Management fee, net of waivers, assumptions including (i) a base management fee projected at 1.25% throughout the projections, (ii) net operating income incentive compensation low hurdle rate set at 8% with a 50% catch up between 8% and 8.75%, and 20% above 8.75% (consistent with MVC’s current net operating income incentive fee formula).

•	Operating assumptions including, but not limited to:
(i) The assumption of no changes in portfolio value and as a result there are no unrealized gains nor losses during the periods presented.
(ii) Exits from the majority of the MVC equity portfolio to occur July 31, 2021 at April 30, 2020 fair values, except for Foliofn, which is sold for expected sale proceeds of $15 million.
(iii) Projection of $10 million in net loan originations in fiscal Q4 2020 and $25 million of net originations per quarter from fiscal Q1 2021 and beyond. These loans are projected to have a 10% interest rate (10% cash / 0% PIK) with a 1.5% closing fee. These net originations are funded through proceeds from exits of the MVC equity portfolio and additional leverage.

(iv) The increase of MVC’s existing credit facility to $100 million with an interest rate of 4.5% is used throughout the projections, along with a 0.75% unused fee.
(v) The highest leverage debt-to-equity ratio during the projection period is 0.95x.
(vi) 3% annual loss rate on the new and existing loan portfolio applied quarterly.
(vii) A minimum cash balance of $5 million is held by MVC at the end of each fiscal quarter-end in addition to $5 million pledged cash requirements.
•
MVC is projected to maintain a $0.17 per share per quarter dividend. It is assumed in the projection that MVC will pay the greater of $0.17 per share per quarter or taxable income earned during that quarter.

MVC obtains equity kickers, warrants, or other similar forms of investments where possible with debt originations. Although it is generally expected that these provide a positive return to offset potential loan losses, such potential upside is not factored into the projections.
•	No additional outside equity raised and no share repurchases by MVC through the projection period.
Barings BDC
Barings BDC does not as a matter of course make public forecasts as to future performance, earnings or other prospective financial information, and Barings BDC is especially reluctant to make forecasts for extended periods due to the inherent uncertainty of the underlying assumptions and estimates. However, in connection with the transactions contemplated by the Merger Agreement, in July 2020, Barings BDC’s management prepared and provided to the Barings BDC Board certain non-public, unaudited prospective financial forecasts regarding Barings BDC’s anticipated future operations (without giving effect to the Merger) for each of the fiscal years of 2021, 2022, 2023 and 2024 (the “Barings BDC Forecasts”). The Barings BDC Forecasts were provided to J.P. Morgan for its use and reliance in connection with J.P. Morgan’s financial analyses described above under the section entitled “—Opinion of the Financial Advisor to Barings BDC.” As described below, certain of these unaudited prospective financial forecasts were also provided to MVC and its financial advisor, JMP, for use and reliance in connection with JMP’s financial analysis and opinion. Barings BDC has included below a summary of the Barings BDC Forecasts for the purpose of providing Barings BDC stockholders access to certain non-public information considered by the Barings BDC Board for purposes of evaluating the Merger.
In addition, Barings BDC management used the MVC forecasts prepared by MVC and shared with Barings BDC to prepare financial forecasts regarding MVC’s anticipated future operations (without giving effect to the Merger) for each three month period commencing with the period ended December 31, 2020 and ending with the three month period ended December 31, 2024 (the "Barings BDC-Prepared MVC Forecasts"). The Barings BDC-Prepared MVC Forecasts were prepared in July 2020 in connection with Barings BDC’s evaluation of the potential strategic transaction with MVC. Barings BDC has included below a summary of the Barings BDC-Prepared MVC Forecasts for the purpose of providing Barings BDC stockholders access to certain non-public information considered by the Barings BDC Board for purposes of evaluating the Merger.
The Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or in accordance with GAAP. Barings BDC’s independent registered public accounting firm has not examined, compiled or performed any procedures with respect to the accompanying prospective financial information and, accordingly, such independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. The reports of such independent registered public accounting firm incorporated by reference to this joint proxy statement/prospectus relate only to Barings BDC’s historical financial information or MVC’s historical financial information, as applicable. They do not extend to prospective financial information or and should not be read to do so. The Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts included below are not being included to influence your decision whether to vote for the matters described in this proxy statement, but instead because they were provided by Barings BDC to the Barings BDC Board.

While presented with numeric specificity, the Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts were based on numerous variables and assumptions, including (but not limited to):
•	the performance of investment assets;
•	the amount of income;
•	the amount of dividend payments;
•	the degree and methods of portfolio leverage;
•	industry performance and competition;
•	general business, economic, market and financial conditions; and
•	additional matters specific to Barings BDC’s or MVC’s business, as applicable.
Many of these assumptions are inherently subjective and uncertain and are beyond the control of Barings BDC. Important factors that may affect actual results and cause uncertainties relating to Barings BDC’s and MVC’s businesses (including the combined company’s ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions and other factors discussed in the sections entitled “Special Note Regarding Forward-Looking Statements” and “Risk Factors.” The Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts also reflect numerous variables, expectations and assumptions available at the time they were prepared as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the Barings BDC Forecasts. Accordingly, there can be no assurance that the Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts summarized below will be realized.
The inclusion of a summary of the Barings BDC Forecasts and the Barings BDC-Prepared MVC Forecasts in this joint proxy statement/prospectus should not be regarded as an indication that any of Barings BDC, Barings, MVC or their respective affiliates, advisors or other representatives considered the Barings BDC Forecasts or the Barings BDC-Prepared MVC Forecasts to necessarily be predictive of actual future events, and these internal financial forecasts should not be relied upon as such nor should the information contained in the Barings BDC Forecasts or the Barings BDC-Prepared MVC Forecasts be considered appropriate for other purposes. None of Barings BDC, Barings, MVC or their respective affiliates, advisors or other representatives can give you any assurance that actual results will not differ materially from the Barings BDC Forecasts or the Barings BDC-Prepared MVC Forecasts and none of them undertakes any obligation to update or otherwise revise or reconcile the Barings BDC Forecasts or the Barings BDC-Prepared MVC Forecasts to reflect circumstances existing after the date these internal financial forecasts were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these forecasts are shown to be in error.
Since the Barings BDC Forecasts and Barings BDC-Prepared MVC Forecasts cover multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. Barings BDC does not intend to make publicly available any update or other revision to these internal financial forecasts. None of Barings BDC, Barings, MVC or their respective officers, directors, affiliates, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the combined company’s ultimate performance compared to the information contained in these internal financial forecasts or that the forecasted results will be achieved. Barings BDC has made no representation to MVC, in the Merger Agreement or otherwise, concerning these internal financial forecasts. Barings BDC urges all of its stockholders to review Barings BDC’s financial statements and notes thereto appearing elsewhere in this joint proxy statement/prospectus for a description of Barings BDC’s reported financial results.

Barings BDC Forecasts
The following is a summary of the Barings BDC Forecasts. The Barings BDC Forecasts were prepared by Barings BDC’s management based solely on the information available to Barings BDC’s management at that time. The Barings BDC Forecasts were finalized in July 2020.
Values in millions except per share data.
	As of:
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Total Assets	$981.0	$1,030.1	$1,056.2	$1,081.6	$1,107.4	$1,109.3	$1,111.1	$1,113.0	$1,114.2	$1,115.4
Total Liabilities	$490.7	$539.8	$565.1	$590.2	$615.4	$616.4	$617.4	$618.5	$619.1	$619.8
Total Equity	$490.2	$490.3	$491.0	$491.4	$492.0	$492.9	$493.7	$494.6	$495.1	$495.7
	For the Fiscal Quarter Ended:
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Total Revenue	$15.5	$16.0	$17.0	$17.7	$18.5	$19.1	$19.9	$20.3	$20.5	$20.5
Total Expenses	$8.0	$8.2	$8.6	$9.2	$9.7	$10.1	$10.4	$10.8	$10.8	$10.8
Net Investment Income	$7.4	$7.7	$8.4	$8.6	$8.7	$9.0	$9.5	$9.5	$9.6	$9.6
	For the Fiscal Quarter Ended:
	9/30/20	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
Weighted-Average Shares Outstanding	48.0	48.0	48.0	48.0	48.0	48.0	48.0	48.0	48.0	48.0
Book Value per Share	$10.22	$10.22	$10.24	$10.25	$10.26	$10.28	$10.29	$10.31	$10.32	$10.33
Net Operating Income per Share	$0.16	$0.16	$0.18	$0.18	$0.18	$0.19	$0.20	$0.20	$0.20	$0.20
Dividends per Share	$0.16	$0.16	$0.16	$0.17	$0.17	$0.17	$0.18	$0.18	$0.19	$0.19
Key Barings BDC Forecast Assumptions
The Barings BDC forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions regarding:
•
Management fee assumptions including (1) a base management fee projected at 1.375% throughout the projections, (2) net operating income incentive compensation low hurdle rate set at 8% with a 100% catch up between 8% and 10%, and 20% above 10% (consistent with Barings BDC’s current net operating income incentive fee formula).

•	Operating assumptions including, but not limited to:
(i) The assumption of no changes in portfolio value and as a result there are no unrealized gains nor losses during the periods presented.
(ii) Investment income is calculated using a 3-year discount margin, which assumes investments have a 3-year average life.
(iii) The highest net debt-to-equity leverage ratio during the projection period is 1.2x.
(iv) Non-accrual rates of 2.5% in the quarter ended September 30, 2020, 5% in in the quarter ended December 31, 2020 through the quarter ended December 31, 2021, and 2.5% thereafter.
•	Dividend assumptions including a maximum dividend equal to the greater of (1) the dividend per share paid in the prior quarter and (2) 90.00% of the quarterly net investment income.

•
Barings BDC sometimes obtains equity co-investments, warrants, or other similar forms of investments with debt originations. Although it is generally expected that these provide a positive return to offset potential loan losses, such potential upside is not factored into the projections.

•	No additional outside equity raised and no share repurchases by Barings BDC through the projection period.
Barings BDC-Prepared MVC Forecasts
The following is a summary of the Barings BDC-Prepared MVC Forecasts. The Barings BDC-Prepared MVC Forecasts were prepared by Barings BDC’s management based solely on the information available to Barings BDC’s management at that time. The Barings BDC-Prepared MVC Forecasts were finalized in July 2020.
Values in millions except per share data.
	For the Three Month Periods Ended:
	12/31/20	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22
MVC Total Revenue	$4.0	$4.2	$4.5	$4.7	$5.0	$5.2	$5.5	$5.7	$5.7
MVC Net Investment Income	$1.1	$1.3	$1.6	$1.8	$2.1	$2.3	$2.6	$2.9	$3.2
MVC Dividend	$1.1	$1.3	$1.6	$1.8	$2.1	$2.3	$2.6	$2.9	$3.2
MVC Dividend per Share	$0.06	$0.10	$0.10	$0.10	$0.10	$0.16	$0.16	$0.16	$0.16
	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24
MVC Total Revenue	$5.7	$5.7	$5.7	$5.7	$5.7	$5.7	$5.7	$5.7
MVC Net Investment Income	$3.2	$3.2	$3.2	$3.2	$3.2	$3.2	$3.2	$3.2
MVC Dividend	$3.2	$3.2	$3.2	$3.2	$3.2	$3.2	$3.2	$3.2
MVC Dividend per Share	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18	$0.18
Key Barings BDC-Prepared MVC Forecast Assumptions
The Barings BDC-Prepared MVC Forecasts were based on numerous variables and assumptions, including, but not limited to, certain material assumptions including:
•
The assumption that (1) MVC portfolio revenue is expected to be $4 million for the three months ended December 31, 2020, and will increase by $250,000 quarterly thereafter through the three months ended September 30, 2022 and (2) quarterly portfolio revenue thereafter will remain flat at $5.75 million quarterly for the remainder of the forecast period.

•
The assumption that the ratio of MVC’s net investment income-to-MVC’s NAV will increase from 4.0% for the year ended December 31, 2021 to 7.4% for the year ended December 31, 2023 (and will remain flat for the year ended December 31, 2024).

•	The assumption that the MVC portfolio maintains leverage of 0.55x debt/equity throughout the forecast period.
•	The assumption that there remains approximately $93 million in outstanding MVC debt with a weighted average cost of 4.5% throughout the forecast period.
•	The assumption that MVC continues to distribute to its stockholders 100% of net investment income annually the forecast period.
•	Dividend and Dividend per Share forecasts were prepared on an annual basis.
•	The Barings BDC-Prepared MVC Forecasts do not include any synergy assumptions.
Voting Agreements
Concurrently with the execution of the Merger Agreement, Barings BDC entered into Voting Agreements with each of (1) West Family Investments, Inc., (2) Leon G. Cooperman, (3) certain affiliates of Wynnefield Capital, Inc. and (4) Michael T. Tokarz. Each Voting Agreement, among other things, requires the Supporting MVC Stockholders to vote their shares of MVC Common Stock (1) in favor of (a) the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (b) any proposal to adjourn or postpone such meeting of stockholders of MVC to a later date if there are not sufficient votes to approve the Merger; and (2) against (a) any Competing Proposal (as defined herein under “Description of the Merger Agreement—Additional Covenants—No Solicitation”), Alternative Acquisition Agreement (as defined herein under Description of the Merger Agreement—Additional Covenants—No Solicitation”), or any of the transactions contemplated thereby, (b) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of MVC under the Merger Agreement or of the Supporting MVC Stockholder under the Voting Agreement, and (c) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Merger or the fulfillment of Barings BDC’s, MVC’s or Acquisition Sub's conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of MVC. The Voting Agreements provide, however, that the Supporting MVC Stockholders shall not be required to vote in favor of the adoption of the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement at any meeting of the stockholders of MVC if, and only if, (1) in response to an Intervening Event (as defined herein under “Description of the Merger Agreement—Additional Covenants—No Solicitation”), an MVC Adverse Recommendation Change (as defined herein under “Description of the Merger Agreement—Additional Covenants—MVC and Barings BDC Special Meetings”) is made after the date of the Merger Agreement and prior to the MVC Special Meeting in accordance with the Merger Agreement and (2) the MVC Special Meeting occurs as contemplated by the Merger Agreement.
As of November 19, 2020, the Supporting MVC Stockholders are entitled to vote approximately 5,455,457 shares of MVC Common Stock, or approximately 31% of the outstanding shares of MVC Common Stock.
The foregoing is a summary of the material terms of the Voting Agreements. The summary does not purport to be complete and is qualified in its entirety by reference to the Form of Voting Agreement, a copy of which is attached as Annex F to this joint proxy statement/prospectus.
Terms of Credit Support Agreement
Promptly following the closing of the Merger, Barings and Barings BDC will enter into the Credit Support Agreement under which Barings will agree to provide credit support to Barings BDC in the amount of up to $23.0 million relating to the net cumulative realized and unrealized losses on the acquired MVC investment portfolio over the next 10 years. A summary of the material terms of the Credit Support Agreement, the form of which is attached as Annex C hereto, is as follows:
•	There will be no fee or other payment by Barings BDC to Barings or any of its affiliates in connection with the Credit Support Agreement.
•	The effective date of the Credit Support Agreement will be the Closing Date.
•
The Credit Support Agreement will cover all of the investments acquired by Barings BDC from MVC in the Merger and any investments received by Barings BDC in connection with the restructuring, amendment, extension or other modification (including the issuance of new investments) of any of the investments acquired by Barings BDC from MVC in the Merger (collectively, the “Reference Portfolio”).

•
Barings will have an obligation to provide credit support to Barings BDC in an amount equal to the excess of (1) the aggregate realized and unrealized losses on the Reference Portfolio over (2) the aggregate realized and unrealized gains on the Reference Portfolio, in each case from the Closing Date through the Designated Settlement Date (up to a $23.0 million cap) (such amount, the “Covered Losses”). For purposes of the Credit Support Agreement, “Designated Settlement Date” means the earlier of (1) January 1, 2031 and (2) the date on which the entire Reference Portfolio has been realized or written off. No credit support will be required to be made by Barings to Barings BDC under the Credit Support Agreement if the aggregate realized and unrealized gains on the Reference Portfolio exceed realized and unrealized losses of the Reference Portfolio on the Designated Settlement Date.

•
Barings will settle any credit support obligation under the Credit Support Agreement as follows. If the Covered Losses are greater than $0.00, then, in satisfaction of Barings’ obligation set forth in the Credit Support Agreement, Barings will irrevocably waive during the Waiver Period (as defined below) (1) the incentive fees payable under the Existing Barings BDC Advisory Agreement or the New Barings BDC Advisory Agreement, as applicable (including any incentive fee calculated on an annual basis during the Waiver Period), and (2) in the event that Covered Losses exceed such incentive fee, the base management fees payable under the Existing Barings BDC Advisory Agreement or the New Barings BDC Advisory Agreement, as applicable. The “Waiver Period” means the four quarterly measurement periods immediately following the quarter in which the Designated Settlement Date occurs. If the Covered Losses exceed the aggregate amount of incentive fees and base management fees waived by Barings during the Waiver Period, then, on the date on which the last incentive fee or base management fee payment would otherwise be due during the Waiver Period, Barings shall make a cash payment to Barings BDC equal to the positive difference between the Covered Losses and the aggregate amount of incentive fees and base managements fee previously waived by Barings during the Waiver Period.
•
The Credit Support Agreement and the rights of Barings BDC thereunder shall automatically terminate if Barings (or an affiliate of Barings) ceases to serve as the investment adviser to Barings BDC or any successor thereto, other than as a result of the voluntary termination by Barings of the current investment advisory agreement with Barings BDC. In the event of such a voluntary termination by Barings of the then current investment advisory agreement with Barings BDC, Barings will remain obligated to provide the credit support contemplated by the Credit Support Agreement. In the event of a non-voluntary termination of the advisory agreement or its expiration (due to non-renewal by the Barings BDC Board), Barings will have no obligations under the Credit Support Agreement.

•
It is expected that the Credit Support Agreement will initially be recorded as an asset on Barings BDC’s financial statements in an amount equal to the value thereof and thereafter such value will fluctuate each quarter based on the change in the payment obligation owed under the Credit Support Agreement. The Credit Support Agreement will be accounted for by Barings BDC as a derivative under ASC 815 and a credit to contributed (paid-in) capital from Barings.

The Credit Support Agreement is intended to give stockholders of the combined company downside protection from net cumulative realized and unrealized losses on the acquired MVC portfolio and insulate the combined company’s stockholders from potential value volatility and losses in MVC’s portfolio following the closing of the Merger. Any cash payment from Barings to Barings BDC under the Credit Support Agreement will be excluded from the combined company’s incentive fee calculations under the Existing Barings BDC Advisory Agreement or the New Barings BDC Advisory Agreement, as applicable.
Interests of Certain Persons Related to MVC in the Merger
Indemnification and Insurance
Pursuant to the Merger Agreement, following the Effective Time, Barings BDC and Acquisition Sub will, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless and advance expenses to the current or former directors, officers, managers, or employees, as the case may be, of MVC, its controlled subsidiaries or affiliates, including but not limited to officers and employees of MVC’s investment advisor, TTG Advisers (the “D&O Indemnified Parties”) with respect to all acts or omissions by them in their capacities as such at any time prior to or at the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby).
The Merger Agreement requires Barings BDC and Acquisition Sub to maintain for a period of six years following the effective time a directors’ and officers’ liability insurance policy covering the D&O Indemnified Parties or any other person entitled to the benefit under the Merger Agreement, containing terms and conditions no less advantageous as that coverage currently provided by MVC’s current policies, except that Barings BDC and Acquisition Sub are not required to expend more than 300% of the last amount expended by MVC for its policies.
Barings BDC Board Composition
Upon completion of the Merger, the members of Barings BDC Board will continue as directors of Barings BDC. However, at the Effective Time, the size of the Barings BDC Board will be increased by one and a current member of the MVC Board who will be mutually selected by MVC and Barings BDC between the date of the Merger Agreement and prior to the completion of the Merger will be appointed to fill the vacancy.

Interests of Certain Persons Related to Barings BDC in the Merger
Barings BDC’s investment adviser, Barings, has indirect financial interests in the transactions contemplated by the Merger Agreement, including the Merger, that are different from, and/or in addition to, the interests of Barings BDC stockholders. For example, the base management fee Barings receives under the Existing Barings BDC Advisory Agreement (as further described in “The Special Meeting of Barings BDC—The Barings BDC Advisory Agreement Amendment Proposal”) is based on the average value of Barings BDC’s gross assets (excluding cash and cash equivalents). Because total assets under management will increase as a result of the Merger, the dollar amount of Barings’ base management fee will likely increase as a result of the Merger.
Certain members of the Barings BDC Board, Barings BDC’s senior management and members of Barings’ investment committee have indirect financial and other interests in Barings as detailed below. Michael Freno, the Chairman of the Barings BDC Board also serves as Chairman, Chief Executive Officer and President of Barings, the Chairman of Barings’ Global High Yield Allocation Committee and a member of the Global Distressed Committee. Eric Lloyd, a member of the Barings BDC Board and the Chief Executive Officer of Barings BDC also serves as the Head of Private Assets and as a Managing Director of Barings. Thomas M. Finke, a director of Barings BDC also serves as Strategic Advisor and former Chief Executive Officer of Barings.
Approvals Required for the Merger
The obligations of Barings BDC and MVC to complete the Merger is subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that Barings BDC Common Stock to be issued as part of the Merger Consideration has been approved for listing by the NYSE and that the registration statement on Form N-14 (of which this joint proxy statement/prospectus forms a part) has become effective under the Securities Act. Barings BDC and MVC have agreed to cooperate with each other and use their reasonable best efforts to obtain all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummations of the transactions contemplated by the Merger Agreement and the making of all necessary registrations and filings (including filings with governmental authorities, if any) and the taking of all commercially reasonable steps as may be reasonably necessary to obtain approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Step.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
Management of the Combined Company Following the Merger
Promptly after the effectiveness of the Merger, Barings BDC shall increase the size of the Barings BDC Board in order to cause one (1) current member of the MVC Board, who will be mutually selected by MVC and Barings BDC, to be appointed to the Barings BDC Board on the Closing Date, conditioned on the closing, and shall cause such person to be so elected in a director class to be determined by Barings BDC between the date of the Merger Agreement and the Closing Date.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes certain of material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. Barings BDC and MVC encourage you to read the Merger Agreement carefully and in its entirety.
Structure of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into MVC, whereupon the separate existence of Acquisition Sub will cease, and MVC will continue as the surviving corporation in the Merger and a wholly-owned subsidiary of Barings BDC (the “Surviving Corporation”). Immediately after the Effective Time, the Surviving Corporation will be merged with and into Barings BDC, whereupon the separate existence of the Surviving Corporation will cease, and Barings BDC will continue as the surviving corporation in the Second Step.
Closing; Completion of the Proposed Merger
Subject to the satisfaction of various conditions to closing (including approval by Barings BDC’s and MVC stockholders, as described herein), the closing of the First Step shall take place at 10:00 a.m. (New York, New York time) on a date to be specified by Barings BDC and MVC, but no later than the second (2nd) business day after the satisfaction or waiver of the conditions to the closing set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by the parties to the Merger Agreement.
Concurrently with the closing of the First Step, MVC will cause a certificate of merger with respect to the First Step (the “First Step Certificate of Merger”) to be executed and filed with the Secretary of State of Delaware (the “Delaware Secretary”) as provided under the DGCL. The First Step shall become effective on the date and time at which the First Step Certificate of Merger have been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between Barings BDC and MVC and specified in the First Step Certificate of Merger.
Immediately after the Effective Time and as part of a single integrated transaction with the First Step, Barings BDC and the Surviving Corporation shall cause articles of merger with respect to the Second Step (the “Second Step Articles of Merger”) to be executed and filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) as provided under the Maryland General Corporation Law (“MGCL”) and the Delaware Secretary as provided under the DGCL, as applicable. The Second Step shall become effective on the date and time at which the Articles of Second Merger have been duly filed with, and accepted for record by, the SDAT or the Delaware Secretary, as applicable, or at such other date and time as is agreed in writing between Barings BDC and MVC and specified in the Second Step Articles of Merger.
Merger Consideration
If the First Step is consummated, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) shall be converted into the right to receive (1) $0.39492 in cash payable by Barings and (2) 0.94024 of a validly issued share of Barings BDC Common Stock (as may be adjusted as described below), plus any cash in lieu of fractional shares. The issuance of shares of Barings BDC Common Stock in connection with the First Step is referred to herein as the “Barings BDC Stock Issuance.” At the closing of the First Step, each Canceled Share shall cease to exist, and no consideration or payment shall be delivered therefor or in respect thereof.
If at any time during the period between the signing of the Merger Agreement and the Effective Time, any change in the number of outstanding shares of Barings BDC Common Stock or MVC Common Stock occurs as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Exchange Ratio and any similarly dependent items shall be appropriately adjusted to provide the same economic effect as contemplated by the Merger Agreement prior to such event (provided that any such adjustment shall not prevent the Merger from qualifying as a “reorganization” within the meaning of

Section 368(a) of the Code). In addition, to the extent that MVC (1) pays any MVC Tax Dividend on or after the date of the Merger Agreement and on or prior to the Closing Date and/or (2) has, for any taxable year, any remaining ICTI, and/or any remaining Net Capital Gain, and/or (3) has any RIC Tax Liability (as defined below under the heading “—Additional Covenants—RIC Tax Issues”), then the Exchange Ratio and any similarly dependent items, as the case may be, shall be adjusted (as determined by Barings BDC in good faith subject to certain dispute resolution mechanics) to decrease the aggregate number of shares of Barings BDC Common Stock issued in the Barings BDC Stock Issuance by the amount of shares of Barings BDC Stock having a value equal to the aggregate amount of such MVC Tax Dividends, remaining undistributed ICTI, undistributed Net Capital Gain and RIC Tax Liability.
In addition to the foregoing, the Exchange Ratio may also be adjusted for the impact of changes to the Euro-U.S. dollar exchange rate on specified assets of MVC. To the extent that the Euro-U.S. dollar exchange rate (calculated as an average for the five (5) business days prior to the closing of the Merger) results in a “Closing Date Total FX Linked Adjustment” (as calculated in accordance with Exhibit A-1 to the Merger Agreement) greater than $0.00, then, at the option of Barings BDC, either (1) the Exchange Ratio and any similarly dependent items, as the case may be, shall be adjusted (as determined by Barings BDC in good faith, subject to certain dispute resolution mechanics described below under the heading “—Additional Covenants—RIC Tax Issues”) to increase the aggregate number of shares of Barings BDC Common Stock issued in Barings BDC Stock Issuance by the amount of shares of Barings BDC Common Stock having a value equal to the absolute value of the Closing Date Total FX Linked Adjustment or (2) Barings BDC shall deposit with the Exchange Agent (as defined herein under the heading “—Letter of Transmittal”) an amount of cash equal to the absolute value of the Closing Date Total FX Linked Adjustment, which amount, without interest, shall be distributed to MVC stockholders at the same time and in the same manner as the Cash Consideration pursuant to the Merger Agreement. To the extent that the Euro-U.S. dollar exchange rate calculated as an average for the five (5) business days prior to the closing of the Merger) results in a Closing Date Total FX Linked Adjustment that is less than $0.00 (as calculated in accordance with Exhibit A-1 to the Merger Agreement), then the Exchange Ratio and any similarly dependent items, as the case may be, shall be adjusted (as determined by Barings BDC in good faith, subject to certain dispute resolution mechanics described below under the heading “—Additional Covenants RIC Tax Issues”) to decrease the aggregate number of shares of Barings BDC Common Stock issued in the Barings BDC Stock Issuance by the amount of shares of Barings BDC Common Stock having a value equal to the absolute value of the Closing Date Total FX Linked Adjustment.
No fractional shares of Barings BDC Common Stock will be issued upon the conversion of MVC Common Stock into Barings BDC Common Stock in connection with the First Step, and such fractional share interests will not entitle the owner thereof to any Barings BDC Common Stock or to vote or to any other rights of a holder of Barings BDC Common Stock. In lieu of any such fractional shares, each holder of MVC Common Stock which would otherwise be entitled to such fractional shares will instead be entitled to an amount of cash equal to the product of (1) the amount of the fractional interest in a share of Barings BDC Common Stock to which such holder would otherwise be entitled and (2) an amount equal to the average of the volume weighted average price per share of Barings BDC Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported thereby, in another authoritative source mutually selected by Barings BDC and MVC) on each of the five (5) consecutive trading days ending with the third (3rd) complete trading day immediately prior to the Closing Date).
Conversion of Shares; Exchange of Certificates; Book-Entry Shares
At the Effective Time, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares (as defined below) and any Canceled Shares) will be automatically converted into and exchanged for the right to receive the Merger Consideration, in all cases without interest. Each such share of MVC Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist, and the holders of any such share of MVC Common Stock will thereafter cease to have any rights with respect thereto, except (other than in the case of Dissenting Shares or Canceled Shares) the right to receive the Merger Consideration, to be paid in consideration therefor upon surrender or cancellation (as applicable) of such certificate that immediately prior to the Effective Time represented outstanding shares of MVC Common Stock or share of MVC Common Stock held in book-entry form, as well as any dividends to which MVC stockholders become entitled in accordance with the terms of the Merger Agreement.

After the Effective Time, there will be no registration of transfers on the stock transfer books of MVC of shares of MVC Common Stock that that were issued and outstanding immediately prior to the Effective Time. If book-entry shares are presented to the Surviving Corporation for transfer to the Exchange Agent, they will be cancelled against delivery of the applicable Merger Consideration.
Letter of Transmittal; Lost Certificates
As promptly as practicable following the Effective Time and in any event not later than the second business day thereafter, Barings BDC will cause an exchange agent that is appointed prior to the closing of the First Step (the “Exchange Agent”) to mail to each holder of record of a stock certificate or book entry shares that immediately prior to the Effective Time represented outstanding shares of MVC Common Stock, to the extent required, (1) a letter of transmittal, which will specify that delivery shall be effected, and risk of loss and title to the certificates or book-entry shares, if applicable, shall pass, only upon proper delivery of the certificates or book-entry shares, if applicable, to the Exchange Agent and which shall be in the form and have such other provisions as Barings BDC and MVC may reasonably specify and (2) instructions for use in effecting the surrender of the certificates or book-entry shares in exchange for (a) cash in an amount equal to the Cash Consideration multiplied by the number of shares of MVC Common Stock previously represented by such certificates or book-entry shares, (b) the number of shares of Barings BDC Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such certificate or book-entry shares pursuant to the Merger Agreement, (c) any dividends, distributions or other amounts payable pursuant to the Merger Agreement (including amounts payable pursuant to the Closing Date Total FX Linked Adjustment) and (d) cash in lieu of fractional shares of Barings BDC Common Stock calculated pursuant to the formula set forth in the Merger Agreement and described above.
Upon surrender of a certificate (or affidavit or loss in lieu thereof) or book-entry share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such certificate or book-entry share shall be entitled to receive in exchange therefor, and Barings BDC shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) business days following the later to occur of (a) the Effective Time and (b) the Exchange Agent’s receipt of such certificate or book-entry shares (1) cash in an amount equal to the Cash Consideration multiplied by the number of shares of MVC Common Stock previously represented by such certificates or book-entry shares, (2) the number of shares of Barings BDC Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such certificate or book-entry shares pursuant to the Merger Agreement (including amounts payable pursuant to the Closing Date Total FX Linked Adjustment), (3) any dividends, distributions or other amounts payable pursuant to the Merger Agreement and (4) cash in lieu of fractional shares of Barings BDC Common Stock calculated pursuant to the formula set forth in the Merger Agreement and described above, and the certificates or book-entry shares so surrendered shall be canceled. The Exchange Agent shall accept such certificates and book-entry upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the book-entry shares on the cash payable upon the surrender of the certificates book-entry shares.
If any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact (in a form reasonably satisfactory to Barings BDC and the Exchange Agent) by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting of a bond as indemnity with respect to such certificate, the Exchange Agent will deliver the Merger Consideration to which such person is entitled in respect of such certificate.
Appraisal Rights
Shares of MVC Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such MVC Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) will not be converted into the right to receive the Merger Consideration, and will instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable law, then the right of such holder to be paid the fair value of such Dissenting Shares will cease and such Dissenting Shares will be deemed to have been converted, as of the Effective Time, into and will be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of taxes required by applicable law. MVC will give Barings BDC prompt notice of any demands received by MVC for appraisal of MVC Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by MVC relating to rights to be paid the fair value of Dissenting Shares, and Barings BDC will have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, MVC will not, except with the prior written consent of Barings BDC, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing. See “Appraisal Rights of MVC Stockholders” for more information.
Withholding Taxes
Barings BDC, Barings, the Surviving Corporation and the Exchange Agent will be entitled to deduct and withhold from the Merger Consideration, including the Cash Consideration, and any other amounts payable pursuant to the Merger Agreement to any former holder of MVC Common Stock such amounts as Barings BDC, Barings, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provisions of applicable state, local or foreign tax law. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made by Barings BDC, Barings, the Surviving Corporation or the Exchange Agent.
Representations and Warranties
The Merger Agreement contains representations and warranties made by MVC to Barings BDC and Barings BDC and Acquisition Sub to MVC, subject, in each case, to specified exceptions and qualifications, relating to, among other things:
•	corporate organization, including incorporation, qualification and subsidiaries;
•	capitalization and subsidiaries;
•	power and authority to execute, deliver and perform obligations under the Merger Agreement;
•	absence of conflicts, and required government filings and consents;
•	compliance with applicable law and permits;
•	SEC reports, financial statements and enforcement actions;
•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus;
•	disclosure controls and procedures;
•	absence of certain changes and actions since November 1, 2019 (in the case of MVC) and January 1, 2020 (in the case of Barings BDC);
•	absence of undisclosed liabilities;
•	absence of certain litigation, orders or investigations;
•	employee matters;
•	intellectual property matters;
•	tax matters;
•	material contracts;
•	real property matters;
•	environmental matters;

•	state takeover laws;
•
the applicable stockholder votes required to effect, with respect to MVC, the First Step, and with respect to Barings BDC, the Barings BDC Stock Issuance including, if applicable, at a price below NAV;

•	brokers’ fees;
•	opinion of financial advisor;
•	insurance coverage;
•	investment assets;
•	in the case of MVC, the MVC Investment Advisory Agreement;
•	in the case of MVC, its investment documents for debt and equity investments;
•	in the case of MVC, its investments; and
•	in the case of MVC, tax matters relating to its investments.
In addition, Barings BDC and Acquisition Sub also make representations to MVC relating to the absence of agreements or understandings pursuant to which (1) any stockholder of MVC would be entitled to receive consideration of a different amount or nature than the Merger Consideration, (2) any stockholder of MVC has agreed to vote to adopt the Merger Agreement or the First Step or agreed to vote against any Superior Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”) or (3) a third party has agreed to provide, directly or indirectly, equity capital to Barings BDC or MVC to finance in whole or in part the First Step.
The Merger Agreement also contains representations and warranties made by Barings to MVC, subject, in each case, to specified exceptions and qualifications, relating to:
•	organization and qualification;
•	power and authority to execute, deliver and perform obligations under the Merger Agreement;
•	absence of conflicts, and required government filings and consents;
•	compliance with applicable law and permits;
•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus;
•	absence of certain litigation, orders or investigations; and
•	sufficiency of funds to make the payment of the Cash Consideration.
These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this joint proxy statement/prospectus only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead, should be read only in conjunction with the information provided elsewhere in this joint proxy statement/prospectus.
For purposes of the Merger Agreement, “material adverse effect” with respect to MVC, Barings BDC or Barings, as applicable, means, any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, a material adverse effect on, (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of such party and its subsidiaries, taken as a whole, or (2) the ability of such party to perform its obligations under the Merger Agreement or consummate the transactions contemplated thereby. However, for purposes of the foregoing clause (1) none of the following shall constitute or be taken into account in determining whether a material adverse effect shall have occurred or exists or would reasonably be expected to occur or exist:
•	changes in general economic, financial market, business or geopolitical conditions;
•
general changes or developments in any of the industries or markets in which such party, any of its subsidiaries, or any of the portfolio companies operate (or applicable portions or segments of such industries or markets);

•	changes in any applicable law or applicable accounting regulations or principles or interpretations thereof;
•
any change in the fair value, price or trading volume of such party’s securities (or, with respect to MVC’s, any of MVC’s portfolio companies’ securities), in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•
any failure by such party (or, with respect to MVC any of its portfolio companies) to meet published analyst estimates or expectations of such party’s (or, with respect to MVC, any of its portfolio companies’) revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•
any failure by such party (or, with respect to MVC, any of its portfolio companies) to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” shall be taken into account in determining whether there has been a material adverse effect);

•	any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God, natural disasters, epidemic, pandemic or disease outbreak (including the COVID-19 virus);
•
the negotiation, existence, announcement of the Merger Agreement or the performance of the transactions contemplated by the Merger Agreement, including the initiation of any stockholder litigation with respect to the Merger Agreement or the transactions contemplated thereby or any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any portfolio companies, customers, suppliers, distributors, partners or employees of MVC or Barings BDC, as applicable;

•	any action taken by such party or any of its subsidiaries (or, with respect to MVC, any of its portfolio companies), in each case which is required or expressly permitted by the Merger Agreement; and
•	any actions taken (or omitted to be taken) at the written request of MVC or Barings, as applicable;
provided that the facts, circumstances, events, changes, occurrences or effects set forth in the first, second, third and seventh bullets above shall be taken into account in determining whether a material adverse effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to the other participants in the industries in which such party and its subsidiaries operate.

Interim Operations of MVC
Under the Merger Agreement, MVC has agreed that, between the date of the Merger Agreement and the closing of the Merger (or until the earlier termination of the Merger Agreement), except (1) as may be required by law, (2) as may be agreed in writing by Barings BDC, (3) as may be expressly contemplated or permitted by the Merger Agreement, or (4) as set forth in its disclosure letter to the Merger Agreement, MVC will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business and will not, and will not permit any of its subsidiaries to take certain specified actions. In particular, MVC will not, and will not permit any of its subsidiaries to:
•	amend or otherwise change MVC’s charter or bylaws (or such equivalent organizational or governing documents of any of its subsidiaries);
•
except for transactions solely among MVC and its subsidiaries or transactions pursuant to a stock repurchase plan that was publicly announced prior to the date of the Merger Agreement, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

•
except for transactions solely among MVC and its subsidiaries or in connection with MVC’s dividend reinvestment plan, issue, sell, pledge, dispose, encumber or grant any (1) shares of its or its subsidiaries’ capital stock, (2) options, warrants, convertible securities or other rights of any kind to acquire any shares of MVC’s or its subsidiaries’ capital stock or (3) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, MVC or any of its subsidiaries;

•
(1) declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to MVC’s or any of its subsidiaries’ capital stock or other equity interests, other than (x) dividends and distributions paid by any subsidiary of MVC to MVC or any of its subsidiaries, (y) the authorization and payment of any dividend or distribution necessary for MVC to maintain its qualification as a RIC, as reasonably determined by MVC and approved by the MVC Strategic Review Committee and Barings BDC (provided that Barings BDC shall not unreasonably withhold, delay or condition its approval with respect to any such dividend or distribution) and (z) an MVC Tax Dividend in an amount approved by the MVC Strategic Review Committee and Barings BDC (provided that Barings BDC shall not unreasonably withhold, delay or condition its approval with respect to any such dividend or distribution), or (2) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of MVC or its subsidiaries (other than wholly-owned subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;

•
acquire (including by merger, consolidation or acquisition of stock or assets), or lease or license or otherwise sell, transfer or encumber, any material assets, except (1) in respect of any merger, consolidation, business combination among MVC and its wholly-owned subsidiaries or (2) with respect to acquisitions, dispositions, sales or transfers with collective purchase prices not exceeding $1,000,000 in the aggregate (excluding transactions involving portfolio investments);

•
other than with respect to any unfunded commitment disclosed in MVC’s disclosure letter, make any investment (including a loan, guarantee, equity investment, cash contribution or otherwise) that (1) with respect to an existing portfolio company, is, individually or in the aggregate, greater than the lesser of (x) 10% of the fair market value of such existing investment in such portfolio company as of April 30, 2020 as reflected in the schedule of investments included in MVC’s Quarterly Report on Form 10-Q filed with the SEC on June 9, 2020 and (y) $500,000 and (2) with respect to any portfolio company in which MVC has not yet made any investment, is, individually or in the aggregate, greater than $500,000 with respect to MVC;

•
dispose of (including by merger, consolidation or acquisition or disposition of stock or assets), forgive any amount under or lease or license or otherwise sell, transfer or encumber, all of or any portion of an acquired investment;

•	incur any indebtedness or guarantee any indebtedness of any person, except as set forth in MVC’s disclosure letter;

•
amend in any respect any “company material contract” (other than any company material contract relating to (x) any acquired investment with a fair market value less than $6,000,000 as of April 30, 2020, (y) that is not a control investment of MVC as of the date of the Merger Agreement or (z) any acquired investment in a portfolio that is in default under the applicable investment documents) that cannot be terminated without penalty upon notice of thirty (30) days or less;

•
make any material change to its methods of accounting, except (1) as required by United States generally accepted accounting principles, consistently applied in accordance with past practice (“GAAP”) (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), (2) to permit the audit of MVC’s financial statements in compliance with GAAP, (3) as required by a change in applicable law or (4) as disclosed in MVC’s public filings with the SEC prior to the date of the Merger Agreement;

•
unless required by applicable law, (i) make, change or revoke any material tax election (it being understood and agreed, for the avoidance of doubt, that nothing in the Merger Agreement shall preclude MVC from making the election under Section 852(b)(3)(D) of the Code pursuant to the Merger Agreement), (ii) change any material method of tax accounting other than in the ordinary course of business, (iii) file any material amended tax return other than in the ordinary course of business, (iv) settle or compromise any audit or proceeding relating to a material amount of taxes, (v) agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes; (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign law) with respect to any material tax or (vii) surrender any right to claim a material tax refund;

•	change MVC’s investment objective as described in MVC’s SEC reports;
•
(1) except as expressly provided by the Merger Agreement with respect to Security Holdings B.V., modify, amend or waive any of the terms, covenants or conditions of any investment document relating to (w) any acquired investment with a fair market value equal to or greater than $6,000,000 as of April 30, 2020, (x) any acquired investment that was a control investment of MVC as of the date of the Merger Agreement, (y) any acquired investment in a portfolio company that is in default under the applicable investment documents or (z) any of those portfolio companies set forth in MVC’s disclosure letter, or (2) authorize the acceleration or prepayment (partial or in full) of (w) any acquired investment with a fair market value equal to or greater than $6,000,000 as of the April 30, 2020 as reported in the schedule of investments included in MVC’s Quarterly Report on Form 10-Q filed with the SEC on June 9, 2020, (x) any acquired investment that was a control investment of MVC as of the date of the Merger Agreement, (y) any acquired investment in a portfolio company that is in default under the applicable investment documents or (z) any acquired investment in a portfolio company set forth in the MVC disclosure letter;

•
(1) increase the compensation or benefits payable or that may become payable to any of its directors, (2) enter into, adopt, or establish any employee benefit plan, program, agreement, arrangement or policy, including without limitation any employment, severance, change of control or retention agreement or “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or (3) hire any employee or individual consultant;

•
modify any provision of the acquired loan document that alters (i) the order of application of proceeds or the pro rata sharing of payments required thereby, (ii) alters the provisions relating to maturity, lender commitments, mandatory prepayments, scheduled amortization, interest rates (including the composition thereof), subordination and/or intercreditor arrangements, lender consent requirements or amendments or (iii) releases any security or collateral for any acquired loan (other than releases required under the applicable investment documents or the ordinary course release of funds from escrow or reserve accounts required by the applicable investment documents); or

•	enter into any agreement to do any of the foregoing.

Interim Operations of Barings BDC
Similarly, Barings BDC has agreed that, between the date of the Merger Agreement and the closing of the Merger (or until the earlier termination of the Merger Agreement), except (a) as may be required by law, (b) as may be agreed in writing by MVC (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted by the Merger Agreement, or (d) as set forth in its disclosure letter to the Merger Agreement, Barings BDC will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business and in a manner consistent with past practice in all material respects, and Barings BDC will not, and will not permit any of its subsidiaries take certain specified actions. In particular, Barings BDC will not, and will not permit any of its subsidiaries to take the following actions, solely to the extent that any such actions would be reasonably expected to adversely affect Barings BDC’s ability to satisfy the conditions to closing as set forth in the Merger Agreement:
•	amend or otherwise change, in any material respect, the organizational documents of Barings BDC (or such equivalent organizational or governing documents of any of its subsidiaries);
•
except for transactions solely among Barings and its subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

•
(1) make or change any material tax election other than in the ordinary course of business, (2) change any material method of tax accounting other than in the ordinary course of business or (3) agree to any extension or waiver of the statute of limitations with respect to a material amount of tax;

•	change Barings BDC’s investment objectives as describe in Barings BDC’s SEC reports; or
•	enter into any agreement to do any of the foregoing.
Additional Covenants
MVC and Barings BDC have agreed to additional covenants between the execution of the Merger Agreement and the closing of the Merger including, but not limited to, the following matters:
Preparation of the Form N-14 and Proxy Statement
MVC and Barings BDC shall cooperate to prepare this joint proxy statement/prospectus and Form N-14 as promptly as practicable after the execution of the Merger Agreement and (ii) Barings BDC shall file with the SEC the Form N-14, in which this joint proxy statement will be included as a prospectus, in connection with the registration under the Securities Act of Barings BDC Common Stock to be issued in the Barings BDC Stock Issuance as promptly as practicable following the date of the Merger Agreement but no later than thirty (30) business days following the date of the Merger Agreement. Each of Barings BDC and MVC will use its reasonable best efforts to (1) cause the Form N-14 and this joint proxy statement/prospectus to comply with the applicable rules and regulations promulgated by the SEC and (2) have the Form N-14, of which this joint proxy statement/prospectus is a part, declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, take all action reasonably required to be taken under any applicable state securities laws in connection with the issuance of shares of Barings BDC in the First Step. Each of Barings BDC and MVC will furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and this joint proxy statement/prospectus. As promptly as practicable after the Form N-14 shall have become effective, each of Barings BDC and MVC will use its reasonable best efforts to cause this proxy statement to be mailed to its respective stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Barings BDC, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by MVC, in each case without providing the other party with a reasonable opportunity to review and comment thereon. Barings BDC and MVC will cooperate to correct any misstatements of material facts or omissions of material facts from the Form N-14 and this joint proxy statement/prospectus, and shall coordinate with one another in connection with the receipt of comments or requests for amendments or supplements by the SEC.
MVC and Barings BDC Special Meetings
Subject to the earlier termination of the Merger Agreement in accordance with the terms of the Merger Agreement, MVC and Barings BDC will each, as soon as practicable following the effectiveness of this

Form N-14, duly call, give notice of, convene and hold a special meeting of its respective stockholders for the purpose of seeking, in the case of MVC, the MVC Stockholder Approval or, in the case of Barings BDC, the Barings BDC Stockholder Approval; provided, that MVC and Barings BDC, as applicable, may postpone or adjourn the Special Meetings to a later date (1) with the prior consent of Barings BDC or MVC, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), (2) for the absence of a quorum, (3) to allow reasonable additional time to solicit additional proxies to obtain the MVC Stockholder Approval or the Barings BDC Stockholder Approval, whether or not a quorum is present, (4) if required by applicable law or (5) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the MVC Board or the Barings BDC Board (after consultation in each case with outside legal counsel), the failure to do so would reasonably likely to be inconsistent with MVC or Barings BDC’s directors’ fiduciary duties or obligations under applicable law.
The MVC Board has approved and declared advisable the Merger Agreement and the transactions contemplated thereby and recommended that MVC stockholders vote to adopt the Merger Agreement (the “MVC Board Recommendation”). Except as expressly provided by the Merger Agreement, neither the MVC Board nor any committee thereof will (1) withhold, withdraw or modify or qualify, or propose to publicly withhold, withdraw, or modify or qualify the MVC Board Recommendation, in each case in a manner materially adverse to Barings BDC, (2) fail to include the MVC Board Recommendation in this joint proxy statement/prospectus, (3) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”) (each such action in (1), (2) and (3) being referred to as a “MVC Adverse Recommendation Change”). Notwithstanding any MVC Adverse Recommendation Change, unless the Merger Agreement is terminated in accordance with its terms, the obligations of the parties thereunder will continue in full force and effect and such obligations will not be affected by the commencement, public proposal, public disclosure or communication to MVC of any Competing Proposal (whether or not a Superior Proposal (as defined herein under the heading “—Additional Covenants—No Solicitation”)).
The Barings BDC Board has approved and declared advisable the Merger Agreement and the transactions contemplated thereby and recommended that Barings BDC approve the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal (the “Barings BDC Board Recommendation”) and the other matters presented for Barings BDC stockholder approval in this joint proxy statement/prospectus. Neither the Barings BDC Board nor any committee thereof shall (x) withhold, withdraw, modify, qualify, or propose publicly to withhold, withdraw, modify or qualify the Barings BDC Board Recommendation, in each case in a manner materially adverse to MVC or (y) fail to include the Barings BDC Board Recommendation in this joint proxy statement/prospectus.
Appropriate Actions; Consents; Filings
Each of the parties to the Merger Agreement will use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the First Step set forth in the Merger Agreement to be satisfied, including using reasonable best efforts to accomplish the following: (1) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Step, and the making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Step; (2) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated thereby, including the First Step, performed or consummated by such party in accordance with the terms of the Merger Agreement; and (3) the execution and delivery of any additional instruments reasonably necessary to consummate the First Step and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Merger Agreement. Each of MVC, Barings BDC and Acquisition Sub will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a governmental authority or in connection with any proceeding initiated by a private party.

Barings BDC and Acquisition Sub have agreed to take (and to cause their affiliates to take) promptly any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any antitrust laws that may be required by any foreign or United States federal, state or local governmental authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by the Merger Agreement as promptly as practicable. However, Barings BDC and Acquisition Sub shall not be required to take any actions that would result in either a material adverse effect with respect to either Barings BDC or MVC
Access to Information; Confidentiality
Upon reasonable notice, each of MVC and Barings BDC shall (and shall cause each of its subsidiaries to) afford reasonable access to the other’s representatives, in a manner not disruptive to the operations of the business of such party, during normal business hours and upon reasonable notice throughout the period prior to the closing of the Merger (or until the earlier termination of the Merger Agreement), to its and its subsidiaries properties, books and records and personnel and, during such period, shall (and shall cause each of its subsidiaries to) furnish promptly to such representatives all information concerning the business, properties and personnel of such party and its subsidiaries as may reasonably be requested. In addition, the Chief Financial Officer of MVC shall meet with representatives of Barings BDC no less frequently than monthly at a time mutually agreeable to the officers of MVC and Barings BDC to discuss MVC’s monthly financial results, financial forecasts, quarterly RIC testing and RIC tax liability modeling, ICTI modeling, Net Capital Gain modeling, asset sales, investment valuations and cash balances/forecasts.
No Solicitation
MVC has agreed to, and to cause its subsidiaries and representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”).
In addition, except as otherwise provided in the Merger Agreement, until the closing of the Merger (or until the earlier termination of the Merger Agreement), MVC shall not, and shall cause its subsidiaries and representatives, not to:
•
directly or indirectly initiate, solicit or knowingly encourage or facilitate (including by way of furnishing or disclosing information) any Inquiries or the making, submission or implementation of any Competing Proposal;

•
enter into any agreement, arrangement, discussions or understanding with respect to any Competing Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate the Merger; or

•	initiate or engage in negotiations or discussions with, or furnish any information to, any third party relating to a Competing Proposal.
Notwithstanding the foregoing, MVC is permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to MVC or any of its subsidiaries solely for the purpose of allowing such third-party to submit a Competing Proposal.
If, at any time prior to the date that the MVC Stockholder Approval is obtained, MVC (or its representatives on MVC’s behalf) receives an unsolicited bona fide written Competing Proposal or Inquiry from any third party, MVC and its representatives may contact such third party solely to clarify the terms and conditions thereof. In additional, if the MVC Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that:
•	such Inquiry or Competing Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal; and
•	the failure to take such action would reasonably be expected to be inconsistent with the fiduciary duties or obligations of the MVC Board under applicable law.
Until the closing of the Merger (or the earlier termination of the Merger Agreement), MVC shall, as promptly as reasonably practicable, and in any event within twenty (24) hours, of receiving any Inquiry or Competing

Proposal, notify Barings BDC of such Inquiry or Competing Proposal (including the identity of the person (or group of persons) making such Competing Proposal or inquiry and VMC shall provide to Barings BDC copies of any written materials received by MVC in connection with any of the foregoing.
MVC will also keep Barings BDC informed on a reasonably current basis of the status and material terms and conditions (including amendments or proposed amendments) of any such Inquiry or Competing Proposal.
MVC and the MVC Board and its representatives may engage or participate in negotiations or substantive discussions with, or furnish any information and other access, to any third party making such Inquiry or Competing Proposal and its representatives, affiliates and prospective debt and equity financing sources only where:
•
such Inquiry or Competing Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and a failure to do so would reasonably be expected to be inconsistent with its fiduciary duties or obligations under applicable law;

•	such Inquiry or Competing Proposal did not result from any material breach of the no solicitation provisions in the Merger Agreement;
•
prior to furnishing any non-public information concerning MVC and its subsidiaries, MVC receives from such person, to the extent such person is not already subject to a confidentiality agreement with MVC, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to MVC than those contained in the confidentiality agreement by and between MVC and Barings BDC (an “Acceptable Confidentiality Agreement”); and

•
MVC shall (subject to the terms of any confidentiality agreement existing prior to the date of the Merger Agreement) promptly (and in any event within 24 hours) provide or make available to Barings BDC any written non-public information concerning it or its subsidiaries that it provides to any third party given such access was not previously made available to Barings BDC and its representatives.

The MVC Board shall not effect an MVC Adverse Recommendation Change and shall not approve or recommend, or allow MVC or any of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, or definitive merger or similar agreement with respect to any Competing Proposal (each, an “Alternative Acquisition Agreement”), in each case other than an Acceptable Confidentiality Agreement, and neither the MVC Board nor any committee thereof will resolve, agree or publicly propose to take any such actions, except as follows. At any time prior to the receipt of the MVC Stockholder Approval, the MVC Board may effect an MVC Adverse Recommendation Change if, upon the occurrence of an Intervening Event (as defined herein under the heading “—Additional Covenants—No Solicitation”), the MVC Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the MVC directors’ fiduciary duties or obligations under applicable law or if MVC has received a bona fide written Competing Proposal that the MVC Board has determined in good faith, after consultation with its financial advisor and outside legal counsel, constitutes a Superior Proposal, provided that:
•
MVC shall have provided prior written notice to Barings BDC, at least three (3) business days in advance, that it intends to effect an MVC Adverse Recommendation Change and/or terminate the Merger Agreement, which notice shall specify in reasonable detail the basis for the MVC Adverse Recommendation Change and/or termination and in the case of a Superior Proposal, the identity of the person or group of persons making such Superior Proposal accompanied by a copy of the written Competing Proposal and any related transaction or financing documents, or (B) in the case of an Intervening Event, reasonable detail regarding the Intervening Event;

•
after providing such notice and prior to effecting such MVC Adverse Recommendation Change and/or terminating the Merger Agreement, MVC shall have negotiated, and shall have caused its representatives to be available to negotiate, with Barings BDC and Acquisition Sub in good faith (to the extent Barings BDC and Acquisition Sub desire to negotiate) during such three (3) business day period to make such adjustments to the terms and conditions of the Merger Agreement as would obviate the need for MVC to effect the MVC Adverse Recommendation Change and/or terminate the Merger Agreement; and

•
following the end of such three (3) business day period, the MVC Board shall have determined in good faith, after consultation with its outside legal counsel and, with respect to clause (1) below, its financial advisor, taking into account any changes to the Merger Agreement proposed in writing by Barings BDC in response to the notice of the MVC Adverse Recommendation and/or notice of a Superior Proposal, that (A) the Superior Proposal giving rise to the notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the MVC Board to effect an MVC Adverse Recommendation Change would continue to reasonably be expected to be inconsistent with MVC’s directors’ fiduciary duties or obligations under applicable law.

For purposes of the Merger Agreement:
•
“Competing Proposal” means any inquiry, proposal, discussions, negotiations or offer from any third party (1) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving MVC or any of its subsidiaries, or (2) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (a) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets, net revenue or net income of MVC and its subsidiaries, taken as a whole, for the 12-month period ending on the last day of MVC’s then most recently completed fiscal quarter, or (b) twenty percent (20%) or more of the outstanding shares of capital stock of, or other equity or voting interests in, MVC or in any of its subsidiaries, in each case other than the Merger.

•
“Superior Proposal” means an unsolicited Competing Proposal (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a third party that did not result from a breach of the no solicitation provisions of the Merger Agreement that the MVC Board determines in good faith, after consultation with its financial advisor and outside legal advisor, and considering such factors as the MVC Board considers to be appropriate, (1) is more favorable from a financial point of view to MVC stockholders than the transactions contemplated by the Merger Agreement (including any revisions to the terms of the Merger Agreement committed to by Barings BDC to MVC in writing in response to such Competing Proposal made to MVC under the Merger Agreement), (2) is reasonably likely to be consummated (taking into account, among other things, legal, financial, regulatory and other aspects of such proposal, including any conditions and the identity of the offeror) on a timely basis, and (3) in respect of which any financing required has been determined by the MVC Board to be reasonably likely to be obtained as evidenced by a written commitment of a reputable financing source.

•
“Intervening Event” means a material event, occurrence, development or change in circumstances with respect to MVC and its subsidiaries, taken as a whole, that occurred or arose after the date of the Merger Agreement, which was unknown to, nor reasonably foreseeable by, the MVC Board as of the date of the Merger Agreement and becomes known to or by the MVC Board prior to the time the MVC Stockholder Approval is obtained; provided, however, that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (1) the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof; and (2) changes in the market price or trading volume of MVC Common Stock or meeting or exceeding any forecasts (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (2)).

Directors’ and Officers’ Indemnification and Insurance
Barings BDC and Acquisition Sub have agreed that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the closing of the Merger, whether asserted or claimed prior to, at or after the closing of the Merger (including any matters arising in connection with the transactions contemplated by the Merger Agreement), existing as of the date of the Merger Agreement in favor of the current or former directors, officers, managers, or employees, as the case may be, of MVC, its subsidiaries or affiliates (including, but not limited to TTG Advisers) (the “D&O Indemnified Parties”) as provided in their respective organizational documents or any contract as in effect on the date of the Merger Agreement shall continue in full force and effect

Barings BDC has also agreed to:
•
indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding or investigation arises out of or pertains to: (1) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of MVC, its investment adviser or any of its subsidiaries prior to the closing of the Merger, or (2) the Merger Agreement or the transactions contemplated thereby; and

•
pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys’ fees) of such D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined that such D&O Indemnified Party is not entitled to be indemnified by applicable law.

Notwithstanding anything to the contrary contained in the Merger Agreement, Barings BDC will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, proceeding or investigation from all liability arising out of such claim, proceeding or investigation.
Barings BDC has agreed to, and will cause its subsidiaries to purchase and maintain in full force and effect, a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by MVC as of the date of the Merger agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the closing of the Merger, including the transactions contemplated by the Merger Agreement (provided that Barings BDC will not be required to pay a total premium for such tail policy in excess of three hundred percent (300%) of the annual premium currently paid by MVC for such insurance, but in such case shall purchase as much of such coverage as possible for such amount).
Notification of Certain Matters
Subject to applicable law, MVC will give prompt written notice to Barings BDC, and Barings BDC will give prompt written notice to MVC, of (1) any notice or other communication received by such party from any governmental authority in connection with the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement, or from any person alleging that the consent of such person is or may be required in connection with the Merger or the transactions contemplated by the Merger Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to MVC, the Surviving Corporation or Barings BDC, (2) any claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger Agreement, the Merger or the transactions contemplated thereby and (3), in the case of MVC, any notice or other communication received by MVC from any portfolio company borrower of any breach or default of any investment document or, to MVC’s, the occurrence of any event that with the giving of notice, lapse of time or both would be a breach or a default under any investment document.
Public Announcements
Except as otherwise provided in the Merger Agreement or required by applicable law, prior to any MVC Adverse Recommendation Change, each of MVC, Barings BDC and Acquisition Sub will consult with each other before issuing any press release or public announcement with respect to the Merger Agreement or the transactions contemplated thereby, and none of the parties or their affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ written consent (which consent shall not be unreasonably withheld or delayed), except that no consent shall be required to the extent disclosure may be required by applicable law. MVC may, without Barings BDC’s or Acquisition Sub’s consent, communicate to its employees, portfolio companies, customers, suppliers and consultants in a manner consistent with prior communications of MVC or is consistent with a communications plan previously agreed to by Barings BDC and MVC in which case such communications may be made consistent with such plan.

Acquisition Sub
Barings BDC will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under the Merger Agreement and to consummate the First Step on the terms and conditions set forth in the Merger Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by the Merger Agreement.
No Control of the Other Party’s Business
Nothing contained in the Merger Agreement is intended to give Barings BDC or MVC, directly or indirectly, the right to control or direct the operations of the other party or its subsidiaries prior to the closing of the Merger. Prior to the closing of the Merger, each of Barings BDC and MVC will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its and its subsidiaries’ operations.
Rule 16b-3 Matters
Prior to the closing of the Merger, each of Barings BDC and MVC will take all such steps as may be required to cause any dispositions of MVC Common Stock (including derivative securities with respect to MVC Common Stock) or acquisitions of Barings BDC Common Stock (including derivative securities with respect to Barings BDC Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to MVC or will become subject to such reporting requirements with respect to Barings BDC, to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable law.
Repayment of MVC Credit Facilities and Existing MVC Notes
At least five (5) business days prior to the Closing Date, MVC will deliver to Barings BDC draft copies of customary payoff letter (the “Payoff Letter”) with respect to the credit facilities under the following credit agreements: (1) that certain Secured Revolving Credit Agreement, dated July 31, 2013, among MVC and Branch Banking and Trust Company and (2) that certain Credit and Security Agreement, dated January 29, 2019, by and between MVC, certain subsidiary guarantors, the lenders from time to time party thereto and People’s United Bank, National Association, as agent, each as amended from time to time (the “Existing MVC Credit Facilities”), and, on or prior to the Closing Date, Barings BDC will deliver to MVC a executed copy of the Payoff Letter to be effective upon the closing of the Merger. MVC will, and will cause its subsidiaries to, deliver all the documents required for the termination of commitments under the Existing Credit Facilities, subject to the closing of the First Step and the repayment in full of all obligations then outstanding thereunder.
At least fifteen (15) business days prior to the Closing Date, Barings BDC shall deliver a notice to MVC setting forth its intent to redeem or assume the 6.25% senior notes due November 30, 2022 in the initial principal amount of $115,000,000 (the “Existing MVC Notes”). At least five (5) business days prior to the Closing Date, MVC shall deliver to Barings BDC draft documentation in form and substance satisfactory to fulfill the conditions precedent and other requirements for such election in accordance with the terms of the underlying notes indenture and, at the instruction of Barings BDC, shall provide such documentation to the trustee in respect of the Existing MVC Notes in order to fulfill such conditions precedent and other requirements. Effective as of the closing, Barings BDC shall, and shall cause the Surviving Corporation to, take all such steps as may be necessary to assume or cause to be assumed or redeem or cause to be redeemed in accordance with the underlying notes indenture for the assumption of, or the redemption of the full amount of principal and accrued interest, and any and all of the fees, costs, expenses, penalties and other amounts payable under, the Existing MVC Notes.
Certain Tax Matters
Each of MVC, Barings BDC and Acquisition Sub will use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification. Each of MVC, Barings BDC and Acquisition Sub shall report the Merger and the other transactions contemplated by the Merger Agreement in a manner consistent with the intended tax treatment of the Merger and the treatment of the Cash Consideration as the receipt of ordinary income by MVC stockholders.

During the period from the date of the Merger Agreement to the closing of the Merger, each of Barings BDC and MVC will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the other party, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause such party to fail to qualify as a RIC.
RIC Tax Issues
During the period from the date of the Merger Agreement to October 31, 2020, and from November 1, 2020 to the Closing Date, MVC and its subsidiaries will use commercially reasonable efforts to reduce its undistributed Net Capital Gain to $0.00 by recognizing (for U.S. federal income tax purposes) losses on certain assets. To the extent that MVC would otherwise have positive undistributed Net Capital Gain for the taxable year ending October 31, 2020 and/or the taxable period ending on the Closing Date, MVC will designate Net Capital Gain as distributed to stockholders of MVC pursuant to an election made under Section 852(b)(3)(D) of the Code with respect to MVC’s taxable year ending October 31, 2020 and/or the taxable period ending on the Closing Date, and pay the corresponding RIC Tax Liability.
Subject to ongoing updates of schedules by MVC, and in any event no later than thirty (30) business days prior to October 31, 2020, MVC will deliver to Barings BDC an estimated calculation of (1) of the net asset value per share of MVC Common Stock as of October 31, 2020, and (2) the undistributed ICTI of MVC for the taxable year ending October 31, 2020 and (3) the undistributed Net Capital Gain and the RIC Tax Liability for the taxable year ending October 31, 2020, in each case prepared on a pro forma basis after giving effect to the transactions contemplated by the Merger Agreement, the payment of transaction expenses, and certain other adjustments contemplated by the Merger Agreement.
Subject to ongoing updates of schedules by MVC, and in any event no later than thirty (30) business days prior to the Closing Date, MVC will deliver to Barings BDC an estimated calculation of (1) of the net asset value per share of MVC Common Stock as of the last day of the then most recent completed month, and (2) the undistributed ICTI of MVC for the taxable period ending on the Closing Date and (3) the undistributed Net Capital Gain and the RIC Tax Liability for the taxable period ending on the Closing Date, in each case prepared on a pro forma basis after giving effect to the transactions contemplated by the Merger Agreement, the payment of transaction expenses, and certain other adjustments contemplated by the Merger Agreement.
The calculations described in the two immediately preceding paragraphs will be subject to Barings BDC’s review and approval. If Barings BDC objects to all or a portion of such calculations, Barings BDC will timely notify MVC in writing, and Barings BDC and MVC will act in good faith to timely resolve any such dispute. If MVC and Barings BDC do not reach an agreement regarding any disputed item, then the dispute shall be presented to an independent accounting firm of national reputation mutually agreed upon by MVC and Barings BDC for final resolution. The independent accounting firm’s determination will be binding upon the parties and the final calculations will reflect the independent accounting firm’s determination.
For purposes of the Merger Agreement and this joint proxy statement/prospectus, “RIC Tax Liability” means any tax liability imposed under Section 852(b)(3)(A) of the Code (or any corresponding provision in any state or local tax law) in connection with any Net Capital Gain that is deemed distributed to MVC stockholders pursuant to an election made under Section 852(b)(3)(D) of the Code (or any corresponding election pursuant to any state or local tax law) with respect to MVC’s taxable year ending on October 31, 2020 and/or the taxable period of MVC ending on the Closing Date, as determined pursuant to the calculations agreed upon by the parties as described in this heading “—RIC Tax Issues.”
Stock Exchange Listing
Barings BDC will use its best efforts to cause the shares of Barings BDC Common Stock to be issued in connection with the First Step to be approved for listing on the NYSE, subject to official notice of issuance, at or prior to the closing of the Merger.
Takeover Statutes and Provisions
None of MVC, Barings BDC or the Acquisition Sub will take any action that would cause the First Step and related transactions to be subject to requirements imposed by any takeover statutes. Each of MVC and Barings BDC will take all necessary steps within its control to exempt (or ensure the continued exemption of) the Merger from, or if necessary to challenge the validity or applicability of, any applicable takeover statute, as now or hereafter in effect.

Stockholder Litigation
Each of MVC and Barings BDC will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by MVC stockholders or Barings BDC stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby. Each of MVC and Barings BDC (1) keep the other party reasonably informed of any material developments in connection therewith and (2) will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Tax Dividends; Coordination of Dividends
On or prior to October 31, 2020, MVC will declare and pay an MVC Tax Dividend to the extent necessary to ensure MVC has no undistributed amounts of (i) ICTI (determined without regard to Section 852(b)(2)(D) of the Code) for the taxable year ending October 31, 2020, (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code and, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code.
Prior to the Closing Date, MVC will declare and pay an MVC Tax Dividend to the extent necessary to ensure MVC has no undistributed amounts of (i) ICTI (determined without regard to Section 852(b)(2)(D) of the Code) for the taxable period from November 1, 2020 to the Closing Date, or for any prior taxable period, (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code and (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code.
MVC will coordinate with Barings BDC in advance on the calculation and amount of any MVC Tax Dividend will not declare or make any dividend or distribution to its stockholders, including an MVC Tax Dividend, without Barings BDC’s prior written consent, provided, that Barings BDC will not unreasonably withhold, delay or condition its consent with respect to any MVC Tax Dividend. In the event that a dividend or distribution with respect to the shares of MVC Common Stock permitted under the terms of the Merger Agreement has (i) a record date prior to the Closing Date and (ii) has not been paid as of the Closing Date, the holders of shares of MVC Common Stock will be entitled to receive such dividend or distribution pursuant to and in accordance with the Merger Agreement
In addition, MVC has agreed, effective as of the date of the Merger Agreement, to suspend its quarterly dividend program, and will not declare or pay any quarterly or other dividend not expressly contemplated by the Merger Agreement without Barings BDC’s prior written consent.
For purposes of the Merger Agreement and this joint proxy statement/prospectus, an “MVC Tax Dividend” means a dividend or dividends, with respect to any applicable tax year or period, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to MVC stockholders all of its previously undistributed (i) ICTI (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code and (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code.
Credit Support Agreement; Barings BDC Trading Plan
Promptly following the closing of the Merger, Barings and Barings BDC shall enter into a credit support agreement to be prepared in reasonable consultation with MVC on or prior to the Closing Date, providing for enhancement of stockholder credit in an aggregate amount of up to $23 million on substantially the terms set forth as an exhibit to the Merger Agreement. A copy of the form of proposed credit support agreement is attached hereto Annex C.
On the Closing Date, the Barings BDC Board agreed to announce Barings BDC’s commitment to purchase up to $15 million worth of shares of Barings BDC Common Stock in the aggregate in open market transactions, at the then-current market price, if the shares of Barings BDC Common Stock trade below a specified the target net asset value per share discount during the twelve (12) month period commencing upon the filing of the first quarterly report on Form 10-Q after the Closing Date, subject to Barings BDC’s compliance with its covenant and regulatory requirements. Purchases made pursuant to this trading plan shall be in accordance with Rule 10b-18 under the Exchange Act.

Conditions to Closing the Merger
Conditions to Each Party’s Obligation to Effect the Merger
The obligations of each party to complete the Merger are subject to the satisfaction or (to the extent permitted by law) waiver at or prior to the closing of the Merger of the following conditions:
•	MVC shall have obtained the MVC Stockholder Approval and Barings BDC shall have obtained the Barings BDC Stockholder Approval;
•
the issuance of Barings BDC Common Stock in connection with the First Step and the issuance of shares of Barings BDC Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on the NYSE, subject to official notice of issuance;

•
the Form N-14 (of which this joint proxy statement/prospectus is a part) shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order;

•
any applicable waiting period (and any extension thereof) under the HSR Act, the EU Merger Regulation or any other antitrust laws relating to the consummation of the First Step shall have expired or early termination thereof shall have been granted; and

•
no governmental authority of competent jurisdiction shall have issued or entered any law or order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger.

Early termination of the waiting period under the HSR Act was granted on September 30, 2020.
Conditions to Obligations of Barings BDC and Acquisition Sub to Effect the Merger
The obligations of Barings BDC and Acquisition Sub to effect the Merger are also subject to the satisfaction, or (to the extent permitted by law) waiver by Barings BDC, at or prior to the closing of the Merger, of the following conditions:
•
the representations and warranties of MVC shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•	MVC shall have performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;
•
Barings BDC shall have received a certificate signed by an executive officer of MVC certifying as to the satisfaction of certain of the conditions to the obligations of Barings BDC and Acquisition Sub to effect the Merger;

•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to MVC;
•
MVC shall have unrestricted cash in an aggregate amount of at least $49,000,000 plus the amount of net cash proceeds received by MVC from the sale of FOLIOfn, Inc. less the amount of any MVC Tax Dividend or RIC Tax Liability actually paid by MVC prior to the closing of the Merger, which amount shall be immediately available to repay the Existing MVC Notes;

•	the administration agreement by and between MVC and its administrator, as amended from time to time, and the MVC Investment Advisory Agreement shall have been terminated; and
•
MVC and its subsidiaries shall have delivered to Barings BDC or the applicable controlled Affiliates of Barings BDC the documents required by the Merger Agreement in connection with the assumption or payoff of the Existing MVC Notes.

Conditions to the Obligations of MVC to Effect the Merger
The obligation of MVC to effect the Merger is also subject to the satisfaction, or (to the extent permitted by applicable law) waiver by MVC, at or prior to the closing of the Merger, of the following conditions:
•
the representations and warranties of Barings BDC, Acquisition Sub and Barings shall be true and correct in all respects (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only);

•
Barings BDC, Acquisition Sub and Barings shall have performed or complied in all material respects with their respective obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•	MVC shall have received a certificate signed by an executive officer of Barings BDC certifying as to the satisfaction of each of certain conditions to the obligations of MVC to effect the Merger;
•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Barings BDC; and
•	since the date of the Merger Agreement, there shall not have occurred and be continuing any material adverse effect with respect to Barings.
Frustration of Closing Conditions
No party to the Merger Agreement may rely either as a basis for not consummating the Merger any of the other transactions contemplated by the Merger Agreement or terminating the Merger Agreement and abandoning the Merger on the failure of any condition set forth in the Merger Agreement to be satisfied if such failure was primarily caused by such party’s failure to perform or comply with any of its obligations under the Merger Agreement.
Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the closing of the Merger, whether before or after the MVC Stockholder Approval or Barings BDC Stockholder Approval, is obtained (except as otherwise expressly noted), as follows:
(1)	by mutual written consent of Barings BDC and MVC;
(2)	by either Barings BDC or MVC, if:
(a)	the First Step shall not have been consummated on or before 5:00 p.m. (New York time) on February 10, 2021 (the “Termination Date”);
(b)
prior to the closing of the Merger, any governmental authority of competent jurisdiction shall have issued or entered any law or order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such law or order or other action shall have become final and non-appealable; provided, that the party seeking to terminate the Merger Agreement shall have used its reasonable best efforts to remove such law or order or other action; or

(c)
(i) the MVC Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the MVC Stockholder Approval shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the adoption of the Merger Agreement is taken and (ii) the Barings BDC Special Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Barings BDC Stockholder Approval shall not have been obtained at such special meeting (or at any adjournment or postponement thereof) at which a vote on the Merger Stock Issuance Proposal and the Barings BDC Below NAV Issuance Proposal is taken.

provided, however, that the right to terminate the Merger Agreement pursuant to clauses (2)(a) or (2)(b) above will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;
(3)	by MVC, if:
(a)
Barings BDC, Acquisition Sub or Barings breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure to be satisfied of a condition of each party to the Merger Agreement or a condition to the obligations of MVC, and such breach is not curable prior to the Termination Date or if curable on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following MVC’s delivery of written notice to Barings BDC of such breach or failure to perform; provided, however, that the right to terminate the Merger Agreement pursuant this clause will not be available to MVC if it is then in material breach of any of its representations, warranties, covenants or obligations under the Merger Agreement so as to cause any of the conditions of each party or conditions of the obligations of Barings BDC and Acquisition Sub to effect the Merger to be satisfied or if Barings BDC’s breach of the Merger Agreement has been primarily cause by a breach of the Merger Agreement by MVC;

(b)
prior to obtaining the MVC Stockholder Approval, in order to simultaneously enter into a binding definitive agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of the Merger Agreement (provided that such proposal did not arise from MVC’s breach of any of the provisions of the Merger Agreement related to such proposals) and MVC pays Barings BDC a termination fee of $2,937,938 (the “MVC Termination Fee”), plus the expenses of Barings BDC and Barings in an amount not to exceed $1,175,175; or

(c)
at any time prior to effectiveness of the First Step, (w) all of the conditions to the obligations of each party and the conditions to the obligations of Barings BDC and Acquisition Sub have been, and continue to be, satisfied or waived (other than those conditions that by their nature are to be satisfied at the of the Merger, each of which shall be capable of being satisfied if the Closing Date were the date of such termination, and, solely with respect to the conditions of each party, if the failure of such conditions to be satisfied is primarily caused by a material breach by Barings BDC, Acquisition Sub or Barings of any of their respective covenants or agreements contained in specified provision of the Merger Agreement, (x) Barings BDC and Acquisition Sub do not consummate the First Step on or prior to the date the closing of the Merger is required to occur pursuant to the Merger Agreement, (y) MVC shall have irrevocably confirmed to Barings BDC that it is ready, willing and able to complete the closing on the date of such confirmation and throughout the three (3) business day period following delivery of such confirmation, and intends to terminate the Merger Agreement if such closing does not occur, and (z) Barings BDC and Acquisition Sub fail to effect the closing of the Merger.

(4)	by Barings BDC, if:
(a)
MVC breaches or fails to perform its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure to be satisfied of a condition of each party to the Merger Agreement or a condition to the obligations of Barings BDC and Acquisition Sub, and such breach is not curable prior to the Termination Date or if curable on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following the Barings BDC’s delivery of written notice to MVC of such breach or failure to perform; provided, however, that the right to terminate the Merger Agreement pursuant this clause will not be available to Barings BDC if Barings BDC, Acquisition Sub or Barings is then in material breach of any of its respective representations, warranties, covenants or obligations under the Merger Agreement so as to cause any of the conditions of each party or conditions of the obligations of MVC to effect the Merger to be satisfied or if Barings BDC’s breach of the Merger Agreement has been primarily cause by a breach of the Merger Agreement by MVC; or

(b)
at any time prior to the receipt of MVC Stockholder Approval, if (x) the MVC Board (or any committee thereof) shall have made an MVC Adverse Recommendation Change, (y) MVC shall have willfully breached its obligations under no solicitation covenants of the Merger Agreement, and such breach remains uncured for five (5) business days following the written notice thereof by Barings BDC to MVC or (z) in the event a Competing Proposal structured as a tender offer for MVC Common Stock is commenced and, within ten (10) business days after the public announcement thereof, MVC has not issued a public statement (and filed a Schedule 14D-9) reaffirming the MVC Board Recommendation and recommending that the stockholders of MVC reject such Competing Proposal.

Termination Fees
The Merger Agreement provides for the payment by MVC to Barings BDC the MVC Termination Fee if, and only if:
•
Barings BDC terminates the Merger Agreement because of MVC’s willful breach of the Merger Agreement (but only if the breach giving rise to such termination was an intentional breach) or Barings BDC or MVC because the MVC Stockholder Vote was not obtained, and, in either case, (x) prior to such termination (or of the MVC Special Meeting in the case of termination due to a failure to achieve the MVC Stockholder Vote), a Competing Proposal that has been made after the date of the Merger Agreement shall have been publicly disclosed or otherwise communicated to MVC’s and not withdrawn prior to such date and (y) within twelve (12) months after such termination, MVC enters into an Alternative Acquisition Agreement with respect to any Competing Proposal with a Third Party, and such Competing Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period) (provided, however, that for this purpose only, the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”);

•	MVC terminates the Merger Agreement to enter into an Alternative Acquisition Agreement in respect of a Superior Proposal; or
•
Barings BDC terminates because (1) the MVC Board (or any committee thereof) shall have made an MVC Adverse Recommendation Change, (2) MVC shall have willfully breached its obligations under no solicitation provision of the Merger Agreement, and such breach remains uncured for five (5) business days following the written notice thereof by Barings BDC to MVC or (3) in the event a Competing Proposal structured as a tender offer for MVC Common Stock is commenced and, within ten (10) business days after the public announcement thereof, MVC shall not have issued a public statement (and filed a Schedule 14D-9) reaffirming the MVC Board Recommendation and recommending that the stockholders of MVC reject such Competing Proposal.

The Merger Agreement provides for the payment by Barings BDC to MVC the Barings BDC Termination Fee if, and only if the Merger Agreement is terminated by MVC pursuant to provision 3(c) above relating to Barings BDC’s failure to consummate the closing of the Merger Agreement.
Except in cases involving fraud, Barings BDC’s right to receive payment from MVC of the MVC Termination Fee constitutes the sole and exclusive monetary remedy of Barings BDC, Acquisition Sub and Barings against MVC and its subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, representatives or assignees for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform under the Merger Agreement. In addition, except in cases involving fraud, MVC’s right to receive payment from Barings BDC of the Barings BDC Termination Fee shall, in circumstances in which the Barings BDC Termination Fee is owed, constitute the sole and exclusive monetary remedy of MVC against Barings BDC, Barings, Acquisition Sub and their respective subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, representatives or assignees.

Effect of Termination
In the event that the Merger Agreement is terminated and the Merger abandoned, written notice thereof shall be given by the terminating party to the other party, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement shall become null and void and of no effect without liability on the part of any party to the Merger Agreement, and all rights and obligations of any party to the Merger Agreement shall cease, except that (1) each party to the Merger Agreement will remain liable to the others for any damages incurred arising out of any intentional and willful breach of the Merger Agreement (prior to such termination) or fraud (2) the confidentiality agreement by and between Barings BDC and MVC and certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination and termination fee provisions and provisions with respect to the payment of expenses.
Amendment of the Merger Agreement
Subject to applicable law, each of the parties to the Merger Agreement may only modify or amend the Merger Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective parties, except that no amendment shall be made to the Merger Agreement after the closing of the Merger. However, after receipt of the MVC Stockholder Approval or the Barings BDC Stockholder Approval, if any such amendment shall by applicable law require further approval of the stockholders of MVC or Barings BDC, as applicable, the effectiveness of such amendment shall be subject to the approval of the applicable stockholders.
Extension; Waiver
The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of MVC or Barings BDC) in whole or in part to the extent permitted by applicable law.
At any time prior to the closing of the Merger, MVC and Barings BDC may (1) waive or extend the time for the performance of any of the obligations or other acts of Barings BDC, Acquisition Sub or Barings, in the case of MVC, or MVC, in the case of Barings BDC, or (2) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement on the part of Barings BDC, Acquisition Sub or Barings, in the case of MVC, or MVC, in the case of Barings BDC.
Expenses; Transfer Taxes
In general, each party to the Merger Agreement shall be responsible for paying the expenses incurred by it in connection with the Merger Agreement and the transactions contemplated thereby, provided that each of Barings BDC and MVC shall each be responsible for one-half of all filings fees incurred in connection with the HSR Act or any independent accounting firm engaged to resolve any dispute regarding certain tax matters under and pursuant to the Merger Agreement.
Other than taxes imposed upon holders of MVC Common Stock, MVC will pay all (1) transfer, stamp and documentary taxes or fees and (2) sales, use, gains, real property transfer and other similar taxes or fees arising out of or in connection with the Merger Agreement.
Governing Law; Jurisdiction
The Merger Agreement is governed and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control.
Each of the parties to the Merger Agreement have agreed that any proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated by the Merger Agreement shall be brought in the Delaware Court of Chancery, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments therefore may be appealed.
Specific Performance
The Merger Agreement provides that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party to the Merger Agreement does not perform the provisions of the Merger Agreement (including failing to take such actions as are required of it thereunder to consummate the Merger Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, each of the parties to the Merger Agreement have agreed that the others shall be entitled to an injunction, specific performance and other equity relief to prevent breaches of the Merger Agreement to specifically enforce the terms and provisions thereof (without proof of actual damages), in additional to any other remedy to which they are entitled at law or equity, without providing any bond or other security.

ACCOUNTING TREATMENT OF THE MERGER
Barings BDC will account for the Merger as an asset acquisition in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, the acquired assets (as a group) are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.
If the fair value of the net assets to be acquired exceeds the fair value of the Merger Consideration to be paid by Barings BDC, then Barings BDC would recognize a deemed contribution from Barings in an amount up to approximately $7.0 million. If the fair value of net assets to be acquired exceeds the fair value of the Merger Consideration to be paid by Barings BDC and by Barings, then Barings BDC would also recognize a purchase accounting gain. Alternatively, if the fair value of the net assets to be acquired is less than the fair value of the portion of the Merger Consideration to be paid by Barings BDC, then Barings BDC would recognize a purchase accounting loss. Barings BDC expects any potential gain or loss would be classified as unrealized on the statement of operations until the underlying assets are sold.
The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of the acquired assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of MVC as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
Scope of Discussion
The following is a general discussion of certain material U.S. federal income tax consequences of the Merger to holders of MVC Common Stock that exchange their shares of MVC Common Stock for the Merger Consideration and of the payment of any MVC Tax Dividend to holders of MVC Common Stock. This discussion does not purport to be a complete analysis of all potential tax consequences. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.
This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date of this joint proxy statement/prospectus. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of MVC Common Stock. Neither Barings BDC nor MVC has sought any rulings from the IRS or an opinion from counsel regarding the matters discussed below. In addition, no legal opinion regarding the matters discussed below is a condition precedent to closing under the Merger Agreement. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Merger or any related transactions.
This discussion is limited to MVC stockholders that hold MVC Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a stockholder’s particular circumstances. In addition, it does not address consequences relevant to stockholders subject to special rules, including, without limitation:
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	persons subject to the alternative minimum tax;
•	persons holding MVC Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies, and other financial institutions;
•	brokers, dealers or traders in securities;
•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;
•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons subject to the three-year holding period rule in Section 1061 of the Code;
•	persons deemed to sell MVC Common Stock under the constructive sale provisions of the Code;
•	persons who hold or receive MVC Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and
•	tax-qualified retirement plans.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds MVC Common Stock, the tax treatment of a partner will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. If you are a partner of a partnership holding MVC Common Stock, you should consult your tax advisor.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS OF MVC COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER,

INCLUDING AN INVESTMENT IN BARINGS BDC COMMON STOCK, ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Qualification of the Merger as a Reorganization under Section 368(a) of the Code
MVC and Barings BDC intend for the Merger to qualify as a reorganization within the meaning of Section 368(a) of the Code, based on certain factual assumptions, including that the fair market value of the Barings BDC Common Stock received by MVC stockholders in the Merger will equal 40% of the aggregate consideration in the Merger.
No ruling has been, or will be, sought by Barings BDC or MVC from the IRS with respect to the Merger and there can be no assurance that the IRS will not challenge the qualification of the Merger as a “reorganization” under Section 368(a) of the Code or that a court would not sustain such a challenge. If the Merger does not qualify as a tax-free reorganization under Section 368(a) of the Code, then a U.S. stockholder (as defined below) would generally recognize gain or loss for U.S. federal income tax purposes upon the exchange of MVC Common Stock for Barings BDC Common Stock and cash in the Merger. The remainder of this discussion assumes that the Merger qualifies as a “reorganization” under Section 368(a) of the Code.
In connection with the filing of the registration statement of which this joint proxy statement/prospectus is a part, Dechert LLP has delivered an opinion to Barings BDC to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code based on, among other things, certain facts, representations and covenants, each made by officers of Barings BDC and MVC, and assumptions, all of which must be consistent with the state of facts existing at the time of the Merger. If any of these facts, representations, covenants and assumptions are, or become, inaccurate or incomplete, such opinion may be invalid, and the conclusions reached therein could be jeopardized. An opinion of counsel represents counsel’s best legal judgment and is not binding on the IRS or the courts, which may not agree with the conclusions set forth in such opinion.
Certain Tax Consequences if the Merger Qualifies as a Reorganization
For purposes of this discussion, a “U.S. stockholder” is any beneficial owner of MVC Common Stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

A “non-U.S. stockholder” is any beneficial owner of MVC Common Stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.
As discussed previously in this joint proxy statement/prospectus, upon completion of the Merger, each MVC stockholder will receive, in exchange for each share of MVC Common Stock, the Merger Consideration consisting of (1) the Share Consideration and (2) the Cash Consideration.
U.S. Stockholders
If the Merger qualifies as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes:
•
Each U.S. stockholder will recognize gains, but not losses, in the Merger, equal to the lesser of (1) the amount of cash received in exchange for MVC Common Stock (including any cash paid to U.S. stockholders as the result of fluctuations in the exchange rate between the Euro and the U.S. dollar , and excluding cash received in lieu of a fractional share of Barings BDC Common Stock) and (2) the excess, if any, of (a) the sum of the amount of cash received in exchange for MVC Common Stock (including cash received in lieu of a fractional share of Barings BDC Common Stock ) and the fair market value of the Barings BDC Common Stock received in the Merger (determined at the Effective Time) over (b) the U.S. stockholder’s tax basis in the shares of MVC Common Stock surrendered in the Merger. If a U.S. stockholder recognizes gains equal to the amount described in clause (1) rather than clause (2) of the preceding sentence, such U.S. stockholder will also recognize gain or loss attributable to cash received in lieu of a fractional share of Barings BDC Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the MVC Common Stock surrendered that is allocable to the fractional share. An MVC Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of MVC Common Stock in the Merger but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the MVC Common Stock. See the discussion below under the heading “—MVC’s Pre-Merger Income and Gains and MVC Tax Dividends”;
•
A U.S. stockholder’s aggregate tax basis in the shares of Barings BDC Common Stock received in the Merger (including any fractional share of Barings BDC Common Stock for which cash is received) will be the same as his, her or its aggregate tax basis in the MVC Common Stock surrendered in the Merger, increased by the amount of gains recognized (excluding any gains attributable to the receipt of cash in lieu of a fractional share of Barings BDC Common Stock) and decreased by the amount of cash received in exchange for MVC Common Stock (other than cash received in lieu of a fractional share of Barings BDC Common Stock); and

•
The holding period of the shares of Barings BDC Common Stock received in the Merger (including any fractional share of Barings BDC Common Stock for which cash is received) by a U.S. stockholder will include the holding period of the shares of MVC Common Stock that he, she or it surrendered.

The Cash Consideration U.S. stockholders would receive in the Merger is expected to be treated as taxable to them. However, the exact nature of the tax treatment of the receipt of the Cash Consideration is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If the Cash Consideration is not treated as additional merger consideration received in exchange for MVC Common Stock, such payment would be treated as ordinary income, and not as received in exchange for a U.S. stockholder’s MVC Common Stock. However, if the Cash Consideration is treated as additional merger consideration received in exchange for MVC Common Stock, such payment would be treated as part of the total consideration received in exchange for the MVC Common Stock and treated in the manner described above with respect to other cash consideration provided in the Merger or simply as cash received in a taxable sale or exchange of shares.
Although the matter is not free from doubt, Barings and Barings BDC intend to take the position that the Cash Consideration received by U.S. stockholders is not treated as payment in exchange for MVC Common Stock, and they and MVC intend that the Cash Consideration will be treated by U.S. stockholders as the receipt of ordinary income, and have agreed to report the payment of the Cash Consideration in a manner consistent with its treatment as ordinary income (as opposed to additional consideration received in exchange for MVC Common Stock) to the holders of MVC Common Stock. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position.
Subject to the discussion below under “—Potential Treatment of Cash as a Dividend,” any gains recognized in the Merger generally will be long-term capital gains if the U.S. stockholder’s holding period for the shares of MVC Common Stock surrendered is more than one year at the effective time of the Merger. Each U.S. stockholder is urged to consult his, her or its tax advisor about the application of these rules. The amount of gains (or non-recognized losses) must be computed separately for each block of MVC Common Stock if those blocks were purchased at different prices or at different times, and a loss realized on one block of stock may not be used to offset gains realized on another block of stock. If a U.S. stockholder acquired different blocks of shares of MVC Common Stock at different prices or at different times, the U.S. stockholder is urged to consult his, her or its tax advisor about the calculation of gains (or non-recognized losses) for different blocks of MVC Common Stock surrendered in the Merger and the identification of the tax basis and holding periods of the particular shares of Barings BDC Common Stock received in the Merger.
Potential Treatment of Cash as a Dividend
It is possible that all or part of the gains that a U.S. stockholder recognizes in the Merger (for example, if the Cash Consideration is treated as additional merger consideration received in exchange for MVC Common Stock as discussed above under “—U.S. Stockholders,” other than any gains attributable to the receipt of cash in lieu of a fractional share of Barings BDC Common Stock) could be treated as dividend income rather than capital gains if (1) the U.S. stockholder is a significant stockholder of Barings BDC or (2) the U.S. stockholder’s percentage ownership, taking into account constructive ownership rules, in Barings BDC after the Merger is not meaningfully reduced from what its percentage ownership would have been if it had received solely shares of Barings BDC Common Stock rather than a combination of cash and shares in the Merger. This could happen, for example, because of ownership of additional shares of Barings BDC Common Stock by such holder, ownership of Barings BDC Common Stock by a person related to such holder or a share repurchase by Barings BDC from other Barings BDC stockholders. The IRS has indicated in rulings that any reduction in the interest of a stockholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would result in capital gains as opposed to dividend treatment. In addition, since MVC and Barings BDC have each been operating their investment activities in a manner that is intended to qualify each as a RIC under the Code, including satisfying the applicable requirements related to distributions, it is unlikely that, even in the event that a U.S. stockholder’s ownership, actual and/or constructive, in Barings BDC was sufficiently reduced under the foregoing rules, that any gains would be treated as dividend income, because RICs generally distribute all or substantially all of their income. U.S. stockholders are urged to consult their tax advisors as to the potential application of these rules to them.
Net Investment Income Tax on Certain Investment Income
Certain non-corporate U.S. stockholders whose income exceeds certain thresholds may also be subject to a 3.8% tax on their “net investment income” up to the amount of such excess. Gain or loss recognized in the Merger will be includable in a U.S. stockholder’s net investment income for purposes of this tax. Non-corporate U.S. stockholders are urged to consult their tax advisors regarding the possible effect of this tax.
Information Reporting and Backup Withholding
U.S. stockholders may be subject to information reporting and backup withholding on any cash payments they receive in the Merger, including cash in lieu of fractional shares of Barings BDC Common Stock. Payments will not be subject to backup withholding if the U.S. stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides Barings BDC or the transfer agent, as appropriate, with a properly completed IRS Form W-9 (or its successor form) certifying that such U.S. stockholder is a U.S. person, the taxpayer identification number provided is correct and such U.S. stockholder is not subject to backup withholding. The taxpayer identification number of an individual is his or her Social Security number. Any amounts withheld under the backup withholding rules are not an additional tax and will generally be allowed as a refund or a credit against a U.S. stockholder’s U.S. federal income tax liability, provided that the U.S. stockholder timely furnishes the required information to the IRS.
Non-U.S. Stockholders
If the Merger qualifies as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes, gains recognized by a non-U.S. stockholder upon the exchange of MVC Common Stock for the Merger Consideration (for example, if the Cash Consideration is treated as additional merger consideration received in exchange for MVC Common Stock as discussed above under “—U.S. Stockholders,” and including cash in lieu of a fractional share of Barings BDC Common Stock), pursuant to the Merger generally should not be subject to U.S. federal income tax unless:
•
the gains are effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gains are attributable), in which case the non-U.S. stockholder generally should be subject to tax on such gains in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty);

•
the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Merger and certain other requirements are met, in which case the non-U.S. stockholder generally should be subject to U.S. federal income tax at a rate of 30%

(or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses; or
•
MVC is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (1) the five-year period ending on the date of the Merger and (2) the non-U.S. stockholder’s holding period in the MVC Common Stock, and the non-U.S. stockholder owned (directly, indirectly or constructively) more than 5% of MVC’s outstanding common stock at any time during the applicable period.

As discussed above under the heading “—U.S. Stockholders,” the tax treatment of the receipt of the Cash Consideration is not entirely clear. Although it is not free from doubt, MVC, Barings and Barings BDC believe that non-U.S. stockholders that do not otherwise hold their shares of MVC Common Stock in connection with a U.S. trade or business and are not otherwise subject to U.S. federal income tax with respect to their shares of MVC Common Stock should not be subject to U.S. federal income tax, nor be subject to withholding of U.S. federal income tax, with respect to the payment and receipt of the Cash Consideration; however, none of MVC, Barings and Barings BDC can be certain that the paying agent or other applicable withholding agent would not take the position that it is required to withhold U.S. federal income tax at a 30% rate (or, if applicable, a reduced rate under a tax treaty) with respect to any Cash Consideration paid to such a non-U.S. stockholder. If withholding results in an overpayment of taxes, a refund or credit may be obtainable, provided that the required information is timely furnished to the IRS. Non-U.S. stockholders are urged to consult their own tax advisors regarding the application of U.S. federal income tax and withholding to the Cash Consideration.
If the Cash Consideration received by a non-U.S. stockholder is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States, the non-U.S. stockholder will be exempt from the potential U.S. federal withholding tax described immediately above. To claim the exemption, the non-U.S. stockholder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the Cash Consideration is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States. Any such effectively connected income will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A non-U.S. stockholder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected income, as adjusted for certain items. Non-U.S. stockholders are urged to consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the Merger Consideration received by such holder pursuant to the Merger, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Limitations on Utilization of Loss Carryforwards and Unrealized Losses
In general, it is expected that certain limitations under the Code will apply to loss carryforwards and unrealized losses of MVC and its subsidiaries (if any) to the extent MVC stockholders before the Merger hold less than 50% of the outstanding shares of Barings BDC immediately following the Merger. Similarly, it is expected that these same limitations will apply to loss carryforwards and unrealized losses of Barings BDC as a result of the issuance of Barings BDC Common Stock to holders of MVC Common Stock in the Merger. Barings BDC (including all subsidiaries) had approximately $279.3 million of capital loss carryforwards reported on its fiscal year 2019 tax returns. MVC had approximately $40.3 million of capital loss carryforwards reported on its fiscal year 2019 tax return.
Accordingly, the Merger is expected to result in potential limitations on the ability of Barings BDC to use its and/or MVC’s loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of its assets and the assets acquired, once realized, and on the ability of MVC’s and Barings BDC’s taxable subsidiaries to use their net operating loss and capital loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of MVC’s (or MVC’s taxable subsidiaries, as the case may be), in the case of MVC, and the fair market value of Barings BDC’s (or Barings BDC’s taxable subsidiaries, as the case may be), in the case of Barings BDC, equity immediately prior to the Merger and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger.
Each of Barings BDC and MVC (or their taxable subsidiaries, as the case may be) will be prohibited from using their respective capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in Barings BDC’s and MVC’s portfolios at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if Barings BDC or MVC, respectively, has a net unrealized built in gains at the time of the Merger. The ability of Barings BDC and/or MVC to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if Barings BDC and/or MVC is able to utilize its respective capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both Barings BDC and MVC stockholders following the Merger. Therefore, a Barings BDC stockholder or MVC stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.
The ability of Barings BDC to use MVC’s losses in the future depends upon a variety of factors that cannot be known in advance. A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, Barings BDC cannot use any net operating losses inherited from MVC in the Merger. Even if Barings BDC is able to utilize capital loss carryforwards or unrealized losses of MVC, the tax benefit resulting from those losses will be shared by both MVC and Barings BDC stockholders following the Merger. Therefore, an MVC stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.
Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Merger, only that percentage of Barings BDC’s capital gains net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Merger can be reduced by MVC’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).
MVC’s Pre-Merger Income and Gains, MVC Tax Dividends and MVC Deemed Distributions
MVC’s 2020 taxable year will end on October 31, 2020, and MVC’s next taxable period will end on the Closing Date. Under applicable U.S. tax rules, for each of MVC’s 2020 taxable year and for the taxable period ending on the Closing Date, MVC will be required to declare an MVC Tax Dividend and either distribute to its stockholders of record all of its undistributed Net Capital Gain or retain some or all of its Net Capital Gain and designate the retained amount as a “deemed distribution” in order to maintain MVC’s treatment as a RIC and to avoid being subject to any corporate-level U.S. federal income tax on its taxable income for such taxable year or taxable period (as applicable). Pursuant to the Merger Agreement, MVC will be required to declare an MVC Tax Dividend on or prior to October 31, 2020 for its 2020 taxable year and on or prior to the Closing Date with respect to its taxable period ending on the Closing Date. Additionally, pursuant to the Merger Agreement, MVC will be required to pay corporate income tax on any retained positive Net Capital Gain and designate any such Net Capital Gain as a “deemed distribution” to its stockholders pursuant to an election made under Section 852(b)(3)(D) of the Code for each of the taxable year ending October 31, 2020 and the taxable period ending on the Closing Date (any such deemed distribution, an “MVC Deemed Distribution”).
If MVC designates an MVC Deemed Distribution, among other consequences, MVC will pay corporate income tax on the retained Net Capital Gain, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit (for U.S. income tax purposes) equal to such stockholder’s allocable share of the tax paid thereon by MVC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for such stockholder’s MVC Common Stock. An MVC stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to their allocable share of the taxes that were paid by MVC. All MVC stockholders should consult with their own tax advisors to determine how they should report their allocable share of any MVC Deemed Distribution, and their allocable share of any taxes paid by MVC with respect thereto, on their U.S. federal, state and local income tax returns.
An MVC Tax Dividend should be treated as a distribution with respect to the MVC Common Stock. Distributions of MVC’s ICTI (which is, generally, MVC’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of MVC’s current or accumulated earnings and profits. To the extent any portion of an MVC Tax Dividend is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate for MVC stockholders that are taxed at individual rates. In this regard, it is anticipated that an MVC Tax Dividend will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions in excess of MVC’s earnings and profits first will reduce an MVC stockholder’s adjusted tax basis in its MVC Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to an MVC stockholder.
An MVC Tax Dividend paid to a non-U.S. stockholder generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate under an applicable income tax treaty) to the extent attributable to a distribution of MVC’s ICTI out of current and accumulated earnings and profits, unless the distributions are properly designated as (1) paid by MVC in respect of MVC’s “qualified net interest income” (generally, MVC’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which MVC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by MVC in connection with MVC’s “qualified short-term capital gains” (generally, the excess of MVC’s net short-term capital gains over MVC’s net long-term capital losses for such taxable year or taxable period, as applicable). If any portion of an MVC Tax Dividend is in excess of MVC’s current and accumulated earnings and profits that portion of the MVC Tax Dividend generally will not be subject to U.S. federal income tax and will reduce the non-U.S. stockholder’s basis in its MVC Common Stock. If an MVC Tax Dividend is effectively connected with the conduct of a U.S. trade or business by a non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the non-U.S. stockholder will not be subject to U.S. federal withholding tax on the MVC Tax Dividend, but generally will be subject to tax on the MVC Tax Dividend in the same manner as a U.S. stockholder, as described in the preceding paragraph.
Additional Withholding Tax on Payments Made to Foreign Accounts
Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”). Pursuant to FATCA, the relevant withholding agent generally will be required to withhold 30% on certain types of income from sources within the United States, which may include the MVC Tax Dividend and Cash Consideration (subject to proposed U.S. Treasury Regulations as discussed below) paid to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If FATCA withholding tax is withheld from such payments, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such payments will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
Under proposed Treasury Regulations, withholding under FATCA does not apply to gross proceeds from any sale or disposition of MVC Common Stock. Taxpayers may generally rely on those proposed regulations until final regulations are issued.
MVC stockholders are urged to consult their tax advisors regarding the potential application of withholding under FATCA to the Cash Consideration and any MVC Tax Dividend.

U.S. Federal Income Taxation of an Investment in Barings BDC Common Stock
Election to be Taxed as a RIC
As a BDC, Barings BDC has elected to be treated as a RIC under the Code. As a RIC, Barings BDC generally will not pay corporate-level income taxes on its income and Net Capital Gain that Barings BDC distributes to its stockholders as dividends on a timely basis. Barings BDC will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, Barings BDC must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, Barings BDC must distribute to its stockholders, for each taxable year, generally an amount equal to at least 90% of Barings BDC’s ICTI (the “Annual Distribution Requirement”). See “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Taxation as a RIC
If Barings BDC:
•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;
then Barings BDC will not be subject to U.S. federal income tax on the portion of its ICTI and Net Capital Gain that Barings BDC distributes (or is deemed to distribute) to stockholders. Barings BDC will be subject to U.S. federal income tax at the regular corporate rates on any income or Net Capital Gain not distributed (or deemed distributed) to Barings BDC stockholders.
Barings BDC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless Barings BDC distributes in a timely manner an amount at least equal to the sum of (1) 98% of Barings BDC’s ordinary income for each calendar year, (2) 98.2% of Barings BDC’s capital gains net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (collectively, the “Excise Tax Requirement”). Barings BDC has paid in the past, and can be expected to pay in the future, such excise tax on a portion of its income.
Moreover, Barings BDC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of Barings BDC’s portfolio and (2) other requirements relating to Barings BDC’s status as a RIC, including the Diversification Tests (as defined below). If Barings BDC disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, Barings BDC may make such dispositions at times that, from an investment standpoint, are not advantageous.
To qualify as a RIC for U.S. federal income tax purposes, Barings BDC generally must, among other things:
•	qualify to be treated as a BDC at all times during each taxable year;
•
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities or (b) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:
•
at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

•
no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by Barings BDC and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

Barings BDC may be required to recognize taxable income in circumstances in which it does not receive cash, such as income from hedging or foreign currency transactions. For example, if Barings BDC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or that are issued with warrants), Barings BDC must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any original issue discount or other amounts accrued will be included in Barings BDC’s investment company taxable income for the year of accrual, Barings BDC may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though Barings BDC will not have received any corresponding cash amount.
Furthermore, a portfolio company in which Barings BDC invests may face financial difficulty that requires Barings BDC to work-out, modify or otherwise restructure Barings BDC’s investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, result in unusable capital losses and future non-cash income.
In addition, certain of Barings BDC’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gains (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gains or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur or (e) adversely alter the characterization of certain complex financial transactions. Barings BDC will monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that Barings BDC will be eligible for any such tax elections or that any elections Barings BDC makes will fully mitigate the effects of these provisions.
Gain or loss recognized by Barings BDC from warrants acquired by Barings BDC as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long Barings BDC held a particular warrant.
Barings BDC’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, Barings BDC’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by Barings BDC.
If Barings BDC purchases shares in a “passive foreign investment company” (a “PFIC”), Barings BDC may be subject to U.S. federal income tax on a portion of any “excess distribution” or gains from the disposition of such shares, even if such income is distributed as a taxable dividend by Barings BDC to its stockholders. Additional charges in the nature of interest may be imposed on Barings BDC in respect of deferred taxes arising from such distributions or gains. If Barings BDC invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, Barings BDC will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if such income is not distributed to Barings BDC. Alternatively, Barings BDC may elect to mark-to-market at the end of each taxable year Barings BDC’s shares in such PFIC; in this case, Barings BDC will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Barings BDC’s ability to make either election will depend on factors beyond its control, and Barings BDC is subject to limitations which may limit the availability or benefit of these elections. Under either election, Barings BDC may be required to recognize in any year income in excess of Barings BDC’s distributions from PFICs and Barings BDC’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether Barings BDC satisfies the Excise Tax Requirement.
Barings BDC’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Barings BDC accrues income, expenses or other liabilities denominated in a foreign currency and the time Barings BDC actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.
If Barings BDC borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if Barings BDC is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, Barings BDC generally is not permitted to make distributions to its stockholders while Barings BDC’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on Barings BDC’s payment of dividends may prevent Barings BDC from meeting the Annual Distribution Requirement or the Excise Tax Requirement, and may, therefore, jeopardize Barings BDC’s qualification for taxation as a RIC, or subject Barings BDC to the 4% excise tax on undistributed income.
Some of the income and fees that Barings BDC recognizes, such as management fees, may not count towards satisfaction of the 90% Income Test. In order to ensure that such income and fees do not disqualify Barings BDC as a RIC for a failure to satisfy the 90% Income Test, Barings BDC may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While Barings BDC expects that recognizing such income through such corporations will assist Barings BDC in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and Barings BDC were otherwise unable to mitigate this effect, it could result in Barings BDC’s disqualification as a RIC. If, as Barings BDC expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.
If Barings BDC fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, Barings BDC may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where Barings BDC corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of Barings BDC’s income would be subject to corporate-level income tax as described below. Barings BDC cannot provide assurance that it would qualify for any such relief should Barings BDC fail the 90% Income Test or the Diversification Test.
If Barings BDC fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, Barings BDC will be subject to tax in that year on all of its taxable income, regardless of whether Barings BDC makes any distributions to its stockholders. In that case, all of Barings BDC’s income will be subject to corporate-level income tax, reducing the amount available to be distributed to its stockholders. In contrast, assuming Barings BDC qualifies as a RIC, Barings BDC’s U.S. federal corporate-level income tax should be substantially reduced or eliminated. See “—Election to Be Taxed as a RIC” above and “Risk Factors” in Part I, Item 1A of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Taxation of U.S. Stockholders
Whether an investment in the shares of Barings BDC Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of Barings BDC Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of Barings BDC Common Stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders are urged to consult their tax advisors before investing in shares of Barings BDC Common Stock, including with respect to the applicable state, local and non-U.S. consequences of such investment.
Distributions on Barings BDC Common Stock
Distributions by Barings BDC generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of Barings BDC’s investment company taxable income (which is, generally, Barings BDC’s ordinary income excluding Net Capital Gain) will be taxable as ordinary income to U.S. stockholders to the extent of Barings BDC’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of Barings BDC Common Stock. Distributions of Barings BDC’s Net Capital Gain properly reported by Barings BDC as “capital gains dividends” will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders’ holding periods for their Barings BDC Common Stock and regardless of whether the dividend is paid in cash or reinvested in additional shares of Barings BDC Common Stock.

Distributions in excess of Barings BDC’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s Barings BDC Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Barings BDC has made distributions in excess of its earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of Barings BDC’s distributions on such U.S. stockholder’s adjusted tax basis in Barings BDC Common Stock in their individual circumstances.
A portion of Barings BDC’s ordinary income dividends, but not capital gains dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that Barings BDC has received dividends from certain corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of Barings BDC’s earnings and profits. Barings BDC expects only a small portion of its dividends to qualify for this deduction, if any Corporate U.S. stockholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.
In general, “qualified dividend income” realized by non-corporate U.S. stockholders is taxable at the same rate as Net Capital Gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, Barings BDC’s dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of Barings BDC’s earnings and profits. Barings BDC expects only a small portion of its dividends to qualify as qualified dividend income, if any.
Although Barings BDC currently intends to distribute any of its Net Capital Gain for each taxable year on a timely basis, Barings BDC may in the future decide to retain some or all of its Net Capital Gain, and may designate the retained amount as a “deemed distribution” to its stockholders pursuant to an election made under Section 852(b)(3)(D) of the Code. In that case, among other consequences, Barings BDC will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid thereon by Barings BDC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for such stockholder’s Barings BDC Common Stock. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes Barings BDC paid. In order to utilize the deemed distribution approach, Barings BDC must provide a written statement to its stockholders reporting the deemed distribution after the close of the relevant taxable year. Barings BDC cannot treat any of its ICTI as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, Barings BDC may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Barings BDC makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Barings BDC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by Barings BDC’s U.S. stockholders on December 31 of the year in which the dividend was declared.
Barings BDC has the ability to declare a large portion of a dividend in shares of its stock. As long as a portion of such dividend is paid in cash (which portion could generally be as low as 20%, however, for distributions made from April 1, 2020 through December 31, 2020, such portion can be as low as 10%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Barings BDC stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even though most of the dividend was paid in shares of Barings BDC Common Stock, which may result in Barings BDC’s U.S. stockholders having to pay tax on such dividends, even if no cash is received.

If investors purchase shares of Barings BDC Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. Barings BDC has built-up or has the potential to build up large amounts of unrealized gains which, when realized and distributed, could have the effect of a taxable distribution to stockholders.
Sale or Other Disposition of Barings BDC Common Stock
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s shares of Barings BDC Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the stock sold and the amount of the proceeds received in exchange. Any gains arising from such sale or disposition generally will be treated as long-term capital gains or losses if the stockholder has held such stockholder’s shares of Barings BDC Common Stock for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of Barings BDC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gains dividends received, or undistributed capital gains deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of Barings BDC Common Stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gains (generally, the excess of net long-term capital gains over net short-term capital losses for a taxable year, including long-term capital gains derived from an investment in Barings BDC shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gains at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
Information Reporting and Backup Withholding
Barings BDC will send to each of its U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS.
Barings BDC may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish Barings BDC with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies Barings BDC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in shares of Barings BDC Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of Barings BDC Common Stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders are urged to consult their tax advisors before investing in Barings BDC Common Stock.
Distributions on Barings BDC Common Stock
Distributions of Barings BDC’s ICTI to non-U.S. stockholders will be subject to U.S. withholding tax of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from Barings BDC’s current and accumulated earnings and profits unless the distributions are properly designated as (1) paid by Barings BDC in respect of Barings BDC’s “qualified net interest income” (generally, Barings BDC’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which Barings BDC is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by Barings BDC in connection with Barings BDC’s “qualified short-term capital gains” (generally, the excess of Barings BDC’s net short-term capital gains over Barings BDC’s net long-term capital losses for such taxable year). No assurance can be given that Barings BDC will distribute any interest-related or short-term capital gains dividends. Furthermore, in the case of shares of Barings BDC stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if Barings BDC reports the payment as an interest-related dividend or short-term capital gains dividend.
If any portion of a distribution is in excess of Barings BDC’s current and accumulated earnings and profits, that portion of the distribution generally will not be subject to U.S. federal income tax. If the distribution is effectively connected with the non-U.S. stockholder’s conduct of a U.S. trade or business, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the non-U.S. stockholder will not be subject to U.S. federal withholding tax, but generally will be subject to tax on the distribution in the same manner as a U.S. stockholder, as described in the preceding section, “U.S. Federal Income Taxation of an Investment in Barings BDC Common Stock—Taxation of U.S. Shareholders—Distributions on Barings BDC Common Stock.”
In that case, Barings BDC will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.
Actual or deemed distributions of Barings BDC’s Net Capital Gain to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of Barings BDC Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (2) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of Barings BDC Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of Barings BDC Common Stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their particular circumstances.
If Barings BDC distributes its Net Capital Gain in the form of deemed rather than actual distributions (which Barings BDC may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax Barings BDC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
Barings BDC has the ability to declare a large portion of a dividend in shares of Barings BDC Common Stock. As long as a portion of such dividend is paid in cash (which portion could generally be as low as 20%, however, for distributions made from April 1, 2020 through December 31, 2020, such portion can be as low as 10%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, Barings BDC’s non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even though most of the dividend was paid in shares of Barings BDC Common Stock. In such a circumstance, Barings BDC may be required to withhold all or substantially all of the cash or shares of Barings BDC Common Stock Barings BDC would otherwise distribute to a non-U.S. stockholder.

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides Barings BDC or the dividend paying agent with an IRS Form W- 8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Withholding and Information Reporting on Foreign Financial Accounts
Pursuant to FATCA, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on Barings BDC Common Stock and (subject to proposed U.S. Treasury Regulations as discussed below) 30% of the gross proceeds from a sale of Barings BDC Common Stock to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If this tax is withheld, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
Under proposed Treasury Regulations, withholding under FATCA does not apply to gross proceeds from any sale or disposition of Barings BDC Common Stock. Taxpayers may generally rely on those proposed regulations until final regulations are issued. Non-U.S. stockholders are urged consult with their tax advisors regarding the particular consequences to them of FATCA. Barings BDC will not pay any additional amounts in respect of any amounts withheld.
Reportable Transactions
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Failure to Qualify as a RIC
If Barings BDC were unable to qualify for treatment as a RIC, and relief were not available as discussed above, Barings BDC would be subject to tax on all of its taxable income at regular corporate rates. Barings BDC would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to Barings BDC stockholders as ordinary dividend income to the extent of Barings BDC’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of Barings BDC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If Barings BDC were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, Barings BDC would be subject to tax on any unrealized net built-in gains in the assets held by Barings BDC during the period in which Barings BDC failed to qualify as a RIC that are recognized within the subsequent ten years, unless Barings BDC makes a special election to pay corporate-level tax on such built-in gains at the time of its requalification as a RIC.

BARINGS BDC PROPOSAL 1: THE MERGER STOCK ISSUANCE PROPOSAL
Barings BDC is asking Barings BDC stockholders to approve the issuance of the shares of Barings BDC Common Stock pursuant to the Merger Agreement. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”
The issuance of shares of Barings BDC Common Stock to MVC stockholders is a condition to the closing of the Merger and the approval of the Merger Stock Issuance Proposal is required for completion of the Merger. In the event the Merger Stock Issuance Proposal is approved by Barings BDC stockholders, but the Merger Agreement is terminated (without the Merger being completed) prior to the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement, Barings BDC will not issue any shares of Barings BDC Common Stock as a result of the approval of the Merger Stock Issuance Proposal.
Under the NYSE rules, a company is required to obtain stockholder approval prior to the issuance of shares of common stock in connection with the acquisition of the stock or assets of another company if, among others, the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the shares of common stock. Based on the number of shares of Barings BDC Common Stock issued and outstanding as of the close of business on [•], 2020, the last practicable date before the date of this joint proxy statement/prospectus, it is estimated that Barings BDC will issue approximately [•] shares of Barings BDC Common Stock to MVC stockholders in the aggregate upon completion of the Merger. The aggregate number of shares of Barings BDC Common Stock that MVC will issue in the Merger will exceed 20% of the shares of Barings BDC Common Stock outstanding before such issuance, and, for this reason, Barings BDC is seeking the approval of its stockholders for the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement.
THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. Approval of this proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless Barings BDC stockholders designate otherwise.

BARINGS BDC PROPOSAL 2: THE BARINGS BDC BELOW NAV ISSUANCE PROPOSAL
Barings BDC is asking Barings BDC stockholders to approve the issuance of the shares of Barings BDC Common Stock pursuant to the Merger Agreement at a price below its then-current NAV per share, if applicable. It is a condition to completion of the Merger that Barings BDC issue shares of Barings BDC Common Stock to MVC stockholders pursuant to the Merger Agreement. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”
The issuance of shares of Barings BDC Common Stock to MVC stockholders at a price below Barings BDC’s then-current NAV per share, if applicable, may be necessary to complete the Merger. The approval of the proposal is required for completion of the Merger if the issuance of shares of Barings BDC Common Stock pursuant to the Merger Agreement is at a price below Barings BDC’s then-current NAV per share.
Examples of Dilutive Effect of the Issuance of Shares of Barings BDC Common Stock Below Net Asset Value in Connection with the Merger (if necessary)
The table below illustrates the level of NAV dilution that would be experienced by Barings BDC stockholders (solely in their capacity as Barings BDC stockholders) in an issuance of 16,665,865 shares of Barings BDC Common Stock to MVC stockholders in connection with the Merger at three different hypothetical levels of discount from Barings BDC’s NAV per share (each, a “Dilutive Offering”). The number of shares of Barings BDC Common Stock to be issued to MVC stockholders in the Merger was determined by multiplying 17,725,118 shares of MVC Common Stock outstanding prior to the Merger by the Exchange Ratio of 0.94024. Although issuance of shares of Barings BDC Common Stock to MVC stockholders at a price below Barings BDC’s then-current NAV per share, if applicable, may be necessary to complete the Merger, it is not possible to predict the level of any potential discount prior to Closing. The actual discount, if any, may differ from the presentation below.
The examples assume that Barings BDC has 47,961,753 shares of common stock outstanding, current net assets of $525,976,941, and a current NAV per share of $10.97, which reflects Barings BDC’s shares outstanding, net assets, and NAV per share as of September 30, 2020. The table illustrates the dilutive effect on a hypothetical Barings BDC stockholder of (1) a Dilutive Offering at $10.42 per share (a 5% discount from NAV), (2) a Dilutive Offering at $9.87 per share (a 10% discount from NAV) and (3) a Dilutive Offering at $8.78 per share (a 20% discount from NAV).

Dilutive Effect of the Issuance of Shares of Barings BDC Common Stock
Below Net Asset Value in Connection with the Merger
		Example 1 Dilutive Offering at 5% Discount		Example 2 Dilutive Offering at 10% Discount		Example 3 Dilutive Offering at 20% Discount
	Prior to Issuance Below NAV	Following Issuance	% Change	Following Issuance	% Change	Following Issuance	% Change
Offering Price
Price per Share to MVC Stockholders(1)	—	$10.42	—	$9.87	—	$8.78	—
Proceeds per Share to Barings BDC(1)	—	$10.42	—	$9.87	—	$8.78	—
Decrease to NAV
Total Shares Outstanding	47,961,753	64,627,618	34.75%	64,627,618	34.75%	64,627,618	34.75%
NAV per Share	$10.97	$10.83	(1.28)%	$10.68	(2.64)%	$10.40	(5.2)%
Dilution to Barings BDC Stockholder
Shares Held by Barings BDC Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Barings BDC Stockholder	0.02085%	0.01547%	(0.00538)%	0.01547%	(0.00538)%	0.01547%	(0.00538)%
Total Asset Values
Total NAV Held by Barings BDC Stockholder	$109,700	$108,300	(1.28)%	$106,800	(2.64)%	$104,000	(5.2)%
Total Investment by Barings BDC Stockholder (Assumed to Be $10.97 per Share)	$109,700	$109,700	—	$109,700	—	$109,700	—
Total Dilution to Barings BDC Stockholder (Total NAV Less Total Investment)	—	$(1,400)	—	$(2,900)	—	$(5,700)	—
Per Share Amounts
NAV per Share Held by Barings BDC Stockholder	—	$10.83	—	$10.68	—	$10.40	—
Investment per Share Held by Barings BDC Stockholder (Assumed to be $10.97 per Share on Shares Held Prior to Offering)	$10.97	$10.97	—	$10.97	—	$10.97	—
Dilution per Share Held by Barings BDC Stockholder (NAV per Share Less Investment per Share)	—	$(0.14)	—	$(0.29)	—	$(0.57)	—
Percentage Dilution to Barings BDC Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(1.28)%	—	(2.64)%	—	(5.2)%
(1)
Represents the hypothetical net asset value received by Barings BDC at Closing divided by 16,665,865 shares of Barings BDC Common Stock expected to be issued to MVC stockholders in connection with the Merger at the Exchange Ratio of 0.94024.

THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE BARINGS BDC BELOW NAV ISSUANCE PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Barings BDC Below NAV Issuance Proposal. Approval of this proposal requires the affirmative vote of each of the following: (1) a majority of the outstanding voting securities of Barings BDC Common Stock; and (2) a majority of the outstanding voting securities of Barings BDC Common Stock that are not held by affiliated persons of Barings BDC. For purposes of this proposal, the Investment Company Act defines a “majority of the outstanding voting securities” as the vote of the lesser of: (1) 67% or more of the voting securities of Barings BDC present at the Barings BDC Special Meeting, if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the effect of a vote “against” the Barings BDC Below NAV Issuance Proposal. Proxies received will be voted “FOR” the approval of the Barings BDC Below NAV Issuance Proposal unless Barings BDC stockholders designate otherwise.

BARINGS BDC PROPOSAL 3: THE BARINGS BDC ADVISORY AGREEMENT AMENDMENT PROPOSAL
General
Barings BDC is seeking approval of an amended and restated investment advisory agreement (the “New Barings BDC Advisory Agreement”) between Barings BDC and Barings, a copy of which is attached hereto as Annex B and is marked to show changes to the Existing Barings BDC Advisory Agreement. In light of the anticipated impact of the Merger on Barings BDC and its investment portfolio, the Barings BDC Board and Barings undertook a detailed review of the Existing Barings BDC Advisory Agreement in order to ensure that it would adequately reflect the new realities post-closing of the Merger, including the larger size of Barings BDC’s investment portfolio and the existence of the Credit Support Agreement. In conjunction with this review, the Barings BDC Board and Barings determined to make the following changes to the Existing Barings BDC Advisory Agreement:
•
lower the base management fee payable to Barings from 1.375% to 1.250% of Barings BDC’s average gross assets given certain economies of scale expected to be realized by Barings as a result of the larger size of Barings BDC’s portfolio post-closing of the Merger;

•	with respect to the calculation of the income incentive fee and related incentive fee cap,
○
reset the rolling 12-quarter “look-back” period to commence on January 1, 2021 instead of January 1, 2020 to better compare Barings BDC’s performance of its larger investment portfolio to the hurdle amount;

○
align the time periods of various calculations relating to the income incentive fee, as well as adjust these time periods and the nomenclature used in connection with the calculation of the income incentive fee and incentive fee cap to be consistent with market convention;

•
provide for the fact that Barings BDC may enter into guarantees, sureties or other credit enhancement or credit support such as the Credit Support Agreement with respect to one or more of its investments, as well describe as the impact of these arrangements on the “incentive fee cap”; and

•	remove certain transitional provisions that are no longer applicable and improve the clarity of certain provisions of the Existing Barings BDC Advisory Agreement.
Some of these proposed changes are specific to and driven by the Merger, while other changes are intended to (1) ensure that the Existing Barings BDC Advisory Agreement reflects current market convention and (2) correct ambiguities in certain provisions of the Existing Barings BDC Advisory Agreement. As a result, the Barings BDC Board has determined not to condition the approval of the New Barings BDC Advisory Agreement on the closing of the Merger. Similarly, the approval of the New Barings BDC Advisory Agreement is not a condition to the closing of the Merger. If the New Barings BDC Advisory Agreement is approved by Barings BDC stockholders, it will become effective as of January 1, 2021. If the New Barings BDC Advisory Agreement is not approved by Barings BDC stockholders, the Existing Barings BDC Advisory Agreement will continue in effect and the Barings BDC Board will consider various alternatives, including seeking subsequent approval of a new investment advisory agreement by Barings BDC stockholders.
Changes Under the New Barings BDC Advisory Agreement
The Barings BDC Board has approved, and recommends to the stockholders of Barings BDC that they approve, the New Barings BDC Advisory Agreement between Barings BDC and Barings. You should refer to the form of the New Barings BDC Advisory Agreement attached hereto as Annex B for its complete terms.

The New Barings BDC Advisory Agreement is substantially similar to the Existing Barings BDC Advisory Agreement, except as follows:
1.	Base Management Fee:
Existing Barings BDC Advisory Agreement
•
The Existing Barings BDC Advisory Agreement provides that the base management fee is calculated based on Barings BDC’s average gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, at an annual rate of:

○	1.000% for the period from August 2, 2018 through December 31, 2018;
○	1.125% for the period commencing on January 1, 2019 through December 31, 2019; and
○	1.375% for all periods thereafter.
New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement would reduce the base management fee payable to Barings from an annual rate of 1.375% (i.e., the currently effective annual rate) to 1.25% of Barings BDC’s average gross assets, including assets are purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. The reduction of the base management fee is being made given certain economies of scale expected to be realized by Barings as a result of the larger size of Barings BDC’s portfolio post-closing of the Merger.

2.	Income Incentive Fee:
Existing Barings BDC Advisory Agreement
•
The Existing Barings BDC Advisory Agreement provides that the income incentive fee payable to Barings is subject a rolling 12-quarter “look-back” period commencing on January 1, 2020. The “look-back” provision requires that Barings BDC exceed its applicable hurdle rate across a rolling 12-quarter period before Barings may receive an income incentive fee.

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement provides that the income incentive fee payable to Barings is subject to a rolling 12-quarter “look-back” provision commencing on January 1, 2021. The Barings BDC Board determined that it is appropriate to reset the commencement date of the “look-back” period to better compare the pre-incentive fee net investment income generated by Barings BDC’s larger investment portfolio post-closing of the Merger to the hurdle amount post-closing of the Merger.

Existing Barings BDC Advisory Agreement
•
The Existing Barings BDC Advisory Agreement provides that the income incentive fee payable to Barings is calculated by comparing average earnings over a rolling 12-quarter period to a hurdle rate that is a percentage of assets at the end of the quarter for which the fee is being calculated.

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement provides that the income incentive fee payable to Barings is calculated by comparing cumulative earnings over a rolling 12-quarter period to a cumulative hurdle amount over the same period. Comparing cumulative earnings to the cumulative hurdle amount over the same period is a more accurate measure of Barings performance, is fairer to both Barings and Barings BDC stockholders and consistent with market practice.

Existing Barings BDC Advisory Agreement
•
The Existing Barings BDC Advisory Agreement provides that the hurdle amount for each quarter is calculated as 2% (8% annualized) of Barings BDC’s total assets less senior securities constituting indebtedness and preferred stock at the end of the quarter for which the fee is being calculated.

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement provides that the hurdle amount for each quarter is calculated as 2% (8% annualized) of Barings BDC’s net asset value (as opposed to total assets less senior securities) for that quarter, which is consistent with market practice. This change corrects the inadvertent omission of “liabilities” from the measure used to calculate the hurdle rate in the Existing Barings BDC Advisory Agreement (i.e., total assets less senior securities under the Existing Barings BDC Advisory Agreement to net assets (or total assets less the sum of liabilities and senior securities representing indebtedness and preferred stock) under the New Barings BDC Advisory Agreement).

Existing Barings BDC Advisory Agreement
•
The Existing Barings BDC Advisory Agreement contains references to certain provisions that have lapsed under the time schedule included in the Existing Barings BDC Advisory Agreement, including with respect to the step-up provisions described above for the annual rate used to calculate the base management fee and a transitional quarter-by-quarter “look-back” provision that was in effect from August 2, 2018 through December 31, 2019.

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement deletes these no longer applicable provisions, including with respect to the step-up provisions described above for the annual rate used to calculate the base management fee and the transitional quarter-by-quarter “look-back” provision that was in effect from August 2, 2018 through December 31, 2019.

Existing Barings BDC Advisory Agreement
•
Under the Existing Barings BDC Advisory Agreement, in determining whether Barings has produced performance sufficient to earn an income incentive fee, the amount of Barings BDC’s assets that Barings is deemed to have at its disposal to generate such performance is measured at the end of the applicable quarter.

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement provides that the amount of Barings BDC’s assets that Barings is deemed to have at its disposal to generate performance sufficient to earn an income incentive fee is measured at the beginning of each applicable quarter in order to ensure that capital raises that occur late in a quarter do not unfairly inflate the amount of Barings BDC’s assets that Barings had available to it to generate investment income during the quarter.

Existing Barings BDC Advisory Agreement
•
The Existing Barings BDC Advisory Agreement contains an “incentive fee cap” which functions by effectively reducing the income incentive fee by as much as the amount by which capital losses, whether realized or unrealized, exceed capital gains, whether realized or unrealized, over the 12-quarter look-back period (such calculation is referred to herein as “Net Capital Loss”). The Existing Barings BDC Advisory Agreement does not contemplate or otherwise address the impact of Barings BDC’s use of guarantees, sureties or other credit enhancement or credit support such as the Credit Support Agreement on the “incentive fee cap.”

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement provides that the value of any credit support arrangement will be taken into account (i.e., as part of the capital gains component) when calculating if capital losses, realized and unrealized, exceed capital gains, realized and unrealized, for purposes of determining the impact of the “incentive fee cap” on the income incentive fee.

Existing Barings BDC Advisory Agreement
•
Under the Existing Barings BDC Advisory Agreement, the “incentive fee cap” for any quarter is an amount equal to (1) 20% of the Cumulative Net Return (as defined below) during the relevant rolling 12-quarter period minus (2) the aggregate income incentive fee that was paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant rolling 12-quarter period. For this purpose, “Cumulative Net Return” means (x) the aggregate net investment income in respect of the relevant rolling 12-quarter period minus (y) any Net Capital Loss in respect of the relevant 12-quarter period.

New Barings BDC Advisory Agreement
•
The New Barings BDC Advisory Agreement provides that the “incentive fee cap” for any quarter is an amount equal to (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the relevant rolling 12-quarter period minus (2) the aggregate income incentive fee that was paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant rolling 12-quarter period. For this purpose, “Cumulative Pre-Incentive Fee Net Return” means (x) the aggregate pre-incentive fee net investment income in respect of the relevant rolling 12-quarter period minus (y) any Net Capital Loss in respect of the relevant 12-quarter period. This change is intended to sync up the measures (i.e., pre-incentive fee net investment income) used to calculate the income incentive fee with that used to calculate the related incentive fee cap (i.e., pre-incentive net investment income as opposed to net investment income).

No other provisions of the Existing Barings BDC Advisory Agreement will change materially in the event that the New Barings BDC Advisory Agreement is approved.
If the New Barings BDC Advisory Agreement had been in effect as of January 1, 2019, replacing the Existing Barings BDC Advisory Agreement, and all other factors remained the same except as noted below, it is estimated that the management and incentive fees paid by Barings BDC in 2019 and for the nine months ended September 30, 2020 would have been as follows. Because the Existing Barings BDC Advisory Agreement provides for an automatic step-up of the annual rate used to calculate the base management fee payable to Barings BDC from 1.125% in 2019 to 1.375% in 2020 and thereafter, the “Base management fee” line item in the table below has been calculated as if the currently effective 1.375% annual rate (and not the then effective lower 1.125% annual rate) for the base management fee were then in effect in order to more accurately reflect the fact that the annual rate of the base management fee payable to Barings will decrease from 1.375% (currently effective) under the Existing Barings BDC Advisory Agreement to 1.250% under the New Barings BDC Advisory Agreement.
	Fees paid under the New Barings BDC Advisory Agreement	Fees paid under the Existing Barings BDC Advisory Agreement	Decrease/ (Increase)	Per Share Decrease/ (Increase)	Percentage Decrease/ (Increase)
Year Ended December 31, 2019:
Base management fee	$13,458,307	$14,804,137	$1,345,830	$0.03	9.1%
Income incentive fee	—	—	—	—	—
Capital gains incentive fee	—	—	—	—	—
Total	$13,458,307	$14,804,137	$1,345,831	$0.03	9.1%

	Fees paid under the New Barings BDC Advisory Agreement	Fees paid under the Existing Barings BDC Advisory Agreement	Decrease/ (Increase)	Per Share Decrease/ (Increase)	Percentage Decrease/ (Increase)
Nine Months Ended September 30, 2020:
Base management fee	$9,913,111	$10,904,422	$991,311	$0.02	9.1%
Income incentive fee	—	—	—	—	—
Capital gains incentive fee	—	—	—	—	—
Total	$9,913,111	$10,904,422	$991,311	$0.02	9.1%
Findings and Recommendation of the Barings BDC Board
On September 9, 2020, the Barings BDC Board, including a majority of the Barings BDC Independent Directors, approved the New Barings BDC Advisory Agreement for an initial term of two years. The New Barings BDC Advisory Agreement is expected to become effective on January 1, 2021.
In its consideration of the approval of the New Barings BDC Advisory Agreement, the Barings BDC Board focused on information it had received relating to, among other things:
•
the nature, quality and extent of the advisory and other services provided to Barings BDC by Barings under the terms of the Existing Barings BDC Advisory Agreement and to be provided under the terms of the New Barings BDC Advisory Agreement;

•	investment performance of Barings BDC and Barings;
•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•	information about the services being performed and the personnel performing such services under the Existing Barings BDC Advisory Agreement;
•
Barings BDC’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives, including expenses related to investment due diligence, travel and investigating and monitoring investments;

•	any existing and potential sources of indirect income to Barings from its relationship with Barings BDC and Barings’ profitability; and
•	the extent to which economies of scale would be realized as Barings BDC grows and whether fee levels reflect these economies of scale for the benefit of its stockholders.
Nature, Extent and Quality of Services. The Barings BDC Board considered the nature, quality and extent of the advisory and other services provided to Barings BDC by Barings, including the flow of transaction opportunities resulting from Barings’ investment professionals’ financial expertise, the employment of Baring’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and monitoring of portfolio companies, in light of the investment objectives of Barings BDC. The Barings BDC Board also considered Barings’ personnel and their prior experience in connection with the types of investments made by Barings BDC, including such personnel’s network of relationships with intermediaries focused on middle-market companies. In addition, the Barings BDC Board considered the other terms and conditions of the New Barings BDC Advisory Agreement and the fact that the nature, extent and quality of services is not expected to change as a result of the New Barings BDC Advisory Agreement. The Barings BDC Board concluded that although the substantive terms of the New Barings BDC Advisory Agreement, including the services to be provided, are generally the same as those of comparable BDCs described in the market data then available, it would be difficult to obtain similar services from other third-party service providers in light of the nature, quality and extent of the advisory and other services provided to Barings BDC by Barings, including the Credit Support Agreement. In addition, the Board considered the fact that Barings BDC has the ability to terminate the New Barings BDC Advisory Agreement without penalty upon 60 days’ written notice to Barings.
Investment Performance of Barings BDC and Barings. The Barings BDC Board discussed the investment performance of Barings BDC compared to a peer group of comparable BDCs and noted that the Barings BDC Board has had continual discussions regarding Barings BDC’s performance on an ongoing basis. The Barings

BDC Board noted that, for the year ended December 31, 2019 (which was the first full year following Barings appointment as Barings BDC’s investment adviser), Barings BDC’s total return was in line with the average and median returns (based on market value) of its peers. The Barings BDC Board also considered Barings’ strategic plan relating to the Merger and rotation of MVC’s investments into directly originated investments. The Barings BDC Board considered the totality of the facts surrounding Barings BDC’s performance and determined that they supported the approval of the New Barings BDC Advisory Agreement.
Costs of the Services Provided to Barings BDC and the Profits Realized by Barings. The Barings BDC Board considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other BDCs with similar investment objectives, Barings BDC’s projected operating expenses and expense ratio compared to other BDCs with similar investment objectives, as well as the administrative services that Barings provides to Barings BDC. Based upon its review, the Barings BDC Board believes that the fees to be paid under the New Barings BDC Advisory Agreement would be generally comparable to or more favorable than those payable under agreements of comparable BDCs described in the market data then available. In addition, the Barings BDC Board noted that there was no current or potential source of indirect income to Barings from its relationship with Barings BDC currently expected.
Economies of Scale. The Barings BDC Board considered the extent to which economies of scale would be realized as Barings BDC grows, and whether the fees payable under the New Barings BDC Advisory Agreement, including the decrease in the base management fee payable thereunder, will reflect these economies of scale for the benefit of Barings BDC stockholders. Taking into account such information, the Board concluded that the advisory fee structure under the New Barings BDC Advisory Agreement was reasonable and that no additional revisions were currently necessary to reflect economies of scale.
Conclusions. In view of the wide variety of factors that the Barings BDC Board considered in connection with its evaluation of the New Barings BDC Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Barings BDC Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Barings BDC Board. Rather, the Barings BDC Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the above-mentioned factors and discussion of the New Barings BDC Advisory Agreement, the Barings BDC Board approved the New Barings BDC Advisory Agreement as being in the best interests of Barings BDC and its stockholders. The Barings BDC Board then directed that the New Barings BDC Advisory Agreement be submitted to stockholders for approval with the Barings BDC Board’s recommendation that stockholders of Barings BDC vote to approve the New Barings BDC Advisory Agreement.
THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT BARINGS BDC STOCKHOLDERS VOTE “FOR” THE BARINGS BDC ADVISORY AGREEMENT AMENDMENT PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Barings BDC Advisory Agreement Amendment Proposal. Approval of this proposal requires the affirmative vote by the stockholders of Barings BDC holding a majority of the outstanding voting securities of Barings BDC Common Stock entitled to vote at the Barings BDC Special Meeting. For purposes of this proposal, the Investment Company Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at the Barings BDC Special Meeting if the holders of more than 50% of the outstanding voting securities of Barings BDC are present virtually or represented by proxy; or (2) more than 50% of the outstanding voting securities of Barings BDC. Abstentions and broker non-votes (if any) will have the same effect as votes “against” the Barings BDC Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the approval of the Barings BDC Advisory Agreement Amendment Proposal unless Barings BDC stockholders designate otherwise.

BARINGS BDC PROPOSAL 4: THE BARINGS BDC ADJOURNMENT PROPOSAL
Barings BDC is asking Barings BDC stockholders to approve the adjournment of the Barings BDC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Barings BDC Special Meeting to approve the Merger Stock Issuance Proposal, the Barings BDC Below NAV Issuance Proposal or the Barings BDC Advisory Agreement Amendment Proposal.
THE BARINGS BDC BOARD UNANIMOUSLY RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, BARINGS BDC STOCKHOLDERS VOTE “FOR” THE BARINGS BDC ADJOURNMENT PROPOSAL.
Barings BDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Barings BDC Adjournment Proposal. Approval of this proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of Barings BDC Common Stock present at the Barings BDC Special Meeting, virtually or represented by proxy, and entitled to vote thereat. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the Barings BDC Adjournment Proposal unless Barings BDC stockholders designate otherwise.

MVC PROPOSAL 1: THE MERGER PROPOSAL
MVC is asking MVC stockholders to approve the Merger Proposal by adopting the Merger Agreement. Pursuant to the Merger Agreement, Acquisition Sub will merge with and into MVC, with MVC as the surviving corporation, and immediately thereafter as part of a single integrated transaction, MVC will then merge with and into Barings BDC, with Barings BDC continuing as the surviving corporation. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of MVC Common Stock issued and outstanding immediately prior to the Effective Time (excluding the Canceled Shares) be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement—Merger Consideration.”
Approval of the Merger Proposal is required for the completion of the Merger. In the event that the Merger Proposal is approved by MVC stockholders, but the Merger Agreement is terminated prior to the closing of the Merger, the Merger will not be completed.
THE MVC BOARD UNANIMOUSLY RECOMMENDS THAT MVC STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.
MVC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. Adoption of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of MVC Common Stock entitled to vote at the MVC Special Meeting. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the Merger Proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless MVC stockholders designate otherwise.
Appraisal Rights
MVC stockholders will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of MVC Stockholders” and “Description of the Merger Agreement—Appraisal Rights.”

MVC PROPOSAL 2: THE MVC ADJOURNMENT PROPOSAL
MVC is asking MVC stockholders to approve the adjournment of the MVC Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the MVC Special Meeting to approve the Merger Proposal.
ON THE RECOMMENDATION OF THE MVC STRATEGIC REVIEW COMMITTEE, THE MVC BOARD UNANIMOUSLY RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, MVC STOCKHOLDERS VOTE “FOR” THE MVC ADJOURNMENT PROPOSAL.
MVC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the MVC Adjournment Proposal. The affirmative vote of the holders of at least a majority of votes cast by holders of the shares of MVC Common Stock present at the MVC Special Meeting, virtually or represented by proxy, and entitled to vote thereat is required to approve the MVC Adjournment Proposal. Abstentions and broker non-votes (if any) will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of this proposal. Proxies received will be voted “FOR” the approval of the MVC Adjournment Proposal unless MVC stockholders designate otherwise.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

BARINGS BDC

Price Range of Common Stock
Barings BDC Common Stock began trading on February 15, 2007 and is currently traded on the NYSE under the symbol “BBDC.” The following table sets forth: (i) the NAV per share of Barings BDC Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of Barings BDC Common Stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period, and (iv) the dividends and distributions per share of Barings BDC Common Stock declared during the applicable period.
		Closing Sales Price		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
Period	NAV per share(1)	High	Low
Fiscal Year Ending December 31, 2020
Third quarter	$10.97	$8.44	$7.36	(23.1)%	(32.9)%	$0.16
Second quarter	$10.23	$8.41	$6.22	(17.8)%	(39.2)%	$0.16
First quarter	$9.23	$10.54	$5.34	14.2%	(42.1)%	$0.16
Fiscal Year Ended December 31, 2019
Fourth quarter	$11.66	$10.49	$9.94	(10.0)%	(14.8)%	$0.15
Third quarter	$11.58	$10.24	$9.65	(11.6)%	(16.7)%	$0.14
Second quarter	$11.59	$10.33	$9.81	(10.9)%	(15.4)%	$0.13
First quarter	$11.52	$10.00	$9.28	(13.2)%	(19.4)%	$0.12
Fiscal Year Ended December 31, 2018
Fourth quarter	$10.98	$10.20	$8.83	(7.1)%	(19.6)%	$0.10
Third quarter	$11.91	$12.34	$9.99	3.6%	(16.1)%	$0.03
Second quarter	$13.70	$12.05	$10.98	(12.0)%	(19.9)%	—
First quarter	$13.36	$12.08	$9.41	(9.6)%	(29.6)%	$0.30
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
The last reported price for Barings BDC Common Stock as of November 19, 2020 was $8.67 per share. As of November 19, 2020, Barings BDC had 23 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.
Barings BDC cannot predict the price at which its common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their NAV and Barings BDC Common Stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that Barings BDC’s NAV per share may decline. Barings BDC cannot predict whether shares of its common stock will trade above, at or below its NAV. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock soon after the purchase of such shares of common stock. In addition, if Barings BDC Common Stock trades below its NAV, it will generally not be able to issue additional shares of its common stock at its market price without first obtaining the approval of Barings BDC stockholders and the Barings BDC Independent Directors.
Pursuant to Barings BDC’s dividend reinvestment plan, Barings BDC will reinvest all cash dividends or distributions declared by the Barings BDC Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Barings BDC Board declares a distribution, then stockholders who have not elected to “opt out” of Barings BDC’s dividend reinvestment plan will have their distributions automatically reinvested in additional shares of Barings BDC Common Stock. See “Business—Dividend Reinvestment Plan” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference in this joint proxy statement/prospectus for additional information regarding Barings BDC’s dividend reinvestment plan.
MVC
MVC Common Stock began trading on June 26, 2000 and is currently traded on the NYSE under the symbol “MVC.” The following table sets forth: (i) the NAV per share of MVC Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of MVC Common Stock as reported on the NYSE during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period, and (iv) the dividends and distributions per share of MVC Common Stock declared during the applicable period.
	NAV per share(1)	High	Low	Premium/(Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
Fiscal Year ending October 31, 2020
Fourth Quarter	N/A(3)	$8.20	$6.49	N/A(3)	N/A(3)	—
Third Quarter	$10.18	$7.23	$6.05	(29.0)%	(40.6)%	$0.17
Second Quarter	$10.49	$10.23	$3.03	(2.5)%	(71.1)%	$0.17
First Quarter	$12.94	$9.65	$8.84	(25.4)%	(31.7)%	$0.17
Fiscal Year ended October 31, 2019
Fourth Quarter	$12.86	$9.47	$8.64	(26.4)%	(32.8)%	$0.17
Third Quarter	$12.86	$9.60	$8.90	(25.3)%	(30.8)%	$0.15
Second Quarter	$12.99	$9.51	$8.94	(26.8)%	(31.2)%	$0.15
First Quarter	$12.24	$9.18	$7.96	(25.0)%	(35.0)%	$0.15
Fiscal Year ended October 31, 2018
Fourth Quarter	$12.46	$9.87	$9.05	(20.8)%	(27.4)%	$0.15
Third Quarter	$12.62	$10.11	$9.25	(19.9)%	(26.7)%	$0.15
Second Quarter	$13.09	$10.57	$9.89	(19.3)%	(24.4)%	$0.15
First Quarter	$13.42	$10.96	$10.50	(18.3)%	(21.8)%	$0.15
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV, minus 1.
(3)
Because the MVC Board has not yet determined the NAV per share of MVC Common Stock as of October 31, 2020, information dependent on such NAV per share of MVC Common Stock is marked as “N/A” in this table.

The last reported price for MVC Common Stock as of November 19, 2020 was $8.21 per share. As of November 19, 2020, MVC had 97 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.
MVC cannot predict the price at which its common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their NAV and MVC Common Stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that MVC’s NAV per share may decline. MVC cannot predict whether shares of its common stock will trade above, at or below its NAV. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock soon after the purchase of such shares of common stock. In addition, if MVC Common Stock trades below its NAV, it will generally not be able to issue additional shares of its common stock at its market price without first obtaining the approval of MVC stockholders and the MVC Independent Directors.
Pursuant to MVC’s dividend reinvestment plan, MVC stockholders who hold MVC Common Stock in their own name will have any cash dividends and distributions automatically reinvested in additional shares of MVC Common Stock. Such stockholders may elect to alternatively receive their dividends and distributions in cash. For more information regarding MVC’s dividend reinvestment plan, “Dividends and Distributions to Shareholders” in Part II, Item 5 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 is incorporated herein by reference.

BUSINESS OF BARINGS BDC
The information in “Business” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.
DETERMINATION OF NET ASSET VALUE OF BARINGS BDC
The information in “Business—Valuation Process and Determination of Net Asset Value” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.
REGULATION OF BARINGS BDC
The information in “Business—Regulation of Business Development Companies” in Part I, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BARINGS BDC
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part 1, Item 2 of Barings BDC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 are incorporated herein by reference.

SENIOR SECURITIES OF BARINGS BDC
Information about Barings BDC’s senior securities is shown as of the dates indicated in the below table. This information about Barings BDC’s senior securities should be read in conjunction with Barings BDC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Barings BDC.”
Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2,3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Unit(5)	Average Market Value per Unit(6)
	($'s in thousands)
2019 Notes
2012	$69,000	$1,580	—	$25.92
2013	69,000	2,259	—	25.99
2014	69,000	2,215	—	25.74
December 2022 Notes
2012	80,500	1,580	—	25.03
2013	80,500	2,259	—	24.94
2014	80,500	2,215	—	25.05
2015	80,500	1,972	—	25.23
2016	80,500	2,124	—	25.15
2017	80,500	2,120	—	25.44
March 2022 Notes
2015	86,250	1,972	—	25.46
2016	86,250	2,124	—	25.58
2017	86,250	2,120	—	25.66
SBA-guaranteed debentures payable(7)
2010	202,465	1,891	—	N/A
2011	224,238	2,397	—	N/A
2012	213,605	1,580	—	N/A
2013	193,285	2,259	—	N/A
2014	224,780	2,215	—	N/A
2015	224,968	1,972	—	N/A
2016	250,000	2,124	—	N/A
2017	250,000	2,120	—	N/A
May 2011 Credit Facility
2011	15,000	2,397	—	N/A
2012	—	1,580	—	N/A
2013	11,221	2,259	—	N/A
2014	62,620	2,215	—	N/A
2015	131,257	1,972	—	N/A
2016	127,011	2,124	—	N/A
2017	156,070	2,120	—	N/A
August 2018 Credit Facility
2018	570,000	1,988	—	N/A
2019	107,200	1,851	—	N/A
February 2019 Credit Facility
2019	245,288	1,851	—	N/A
September 30, 2020 (unaudited)	463,703	1,760	—	N/A
Debt Securitization
2019	318,210	1,851	—	N/A
September 30, 2020 (unaudited)	178,313	1,760	—	N/A

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2,3)	Asset Coverage per Unit(4)	Involuntary Liquidating Preference per Unit(5)	Average Market Value per Unit(6)
	($'s in thousands)
2025 Notes
September 30, 2020 (unaudited)	50,000	1,760	—	N/A
Total Senior Securities
2010	202,465	1,891	—	N/A
2011	239,238	2,397	—	N/A
2012	363,105	1,580	—	N/A
2013	354,006	2,259	—	N/A
2014	436,900	2,215	—	N/A
2015	522,975	1,972	—	N/A
2016	543,761	2,124	—	N/A
2017	572,820	2,120	—	N/A
2018	570,000	1,988	—	N/A
2019	670,698	1,851	—	N/A
September 30, 2020 (unaudited)	692,016	1,760	—	N/A
(1)
The information in the senior securities tables for 2017 - 2019 is unaudited. An independent registered public accounting firm has performed agreed-upon procedures related to the accuracy of the total amount outstanding exclusive of treasury securities as of December 31, 2017, 2018 and 2019 and the asset coverage per unit as of December 31, 2017, 2018 and 2019. The information in the senior securities tables for 2015 – 2016 was audited by Ernst & Young LLP and their report thereon is incorporated by reference herein.

(2)	Total amount of each class of senior securities outstanding for 2017-2019 were derived from and should be read in conjunction with Barings BDC’s audited consolidated financial statements.
(3)	Total amount of each class of senior securities outstanding at the end of the period presented.
(4)
Asset coverage per unit is the ratio of the carrying value of Barings BDC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. All prior period ratios have been conformed with this current presentation.

(5)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(6)
Average market value per unit for Barings BDC’s unsecured notes issued in March 2012 due 2019, Barings BDC’s unsecured notes issued in October 2012 and November 2012 due 2022 and Barings BDC’s unsecured notes issued in February 2015 due 2022 represent the average of the daily closing prices as reported on the NYSE for each security during 2012, 2013, 2014, 2015, 2016 and 2017, as applicable. Average market value per unit for Barings BDC’s SBA-guaranteed debentures payable, Barings BDC’s credit facility entered into in May 2011, Barings BDC’s credit facility entered into in August 2018, the February 2019 Credit Facility, the Debt Securitization and Barings BDC’s unsecured notes issued in September 2020 due 2025 are not applicable because these senior securities are not registered for public trading.

(7)	We have obtained exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures payable from the 200% asset coverage test under the Investment Company Act.

PORTFOLIO COMPANIES OF BARINGS BDC
The following table sets forth certain information as of September 30, 2020 for each portfolio company in which Barings BDC had an investment. The general terms of Barings BDC’s debt and equity investments are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Investment Criteria” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Investment Process” in Part II, Item 7 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and “Business—Portfolio Composition” in Part I, Item I of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which are each incorporated by reference in this joint proxy statement/prospectus. Other than Barings BDC’s investments in Jocassee Partners, LLC and Thompson Rivers, LLC, Barings BDC’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. Barings BDC does not “control,” as defined in the Investment Company Act, any of its portfolio companies. As of September 30, 2020, Barings BDC was an “affiliated person,” as defined in the Investment Company Act, of two portfolio companies. In general, under the Investment Company Act, Barings BDC would “control” a portfolio company if it owned, directly or indirectly, more than 25% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, 5% or more of its voting securities. As of September 30, 2020, Barings BDC had $1.12 billion (at fair value) invested in one hundred fifteen (115) portfolio companies, eleven (11) structured product investments and four (4) money market funds.
Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Non–Control / Non–Affiliate Investments:
1WorldSync, Inc.(5)(7)(8)(10) 300 South Riverside Plaza, Suite 1400, Chicago, IL 60606	IT Consulting & Other Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 07/19, Due 07/25)	$858,894	$844,671	$841,716
		First Lien Senior Secured Term Loan (LIBOR + 5.75%, 7.0% Cash, Acquired 07/19, Due 07/25)	21,418,269	21,061,882	20,989,904
			22,277,163	21,906,553	21,831,620

Accelerate Learning, Inc.(5)(7)(8)(11) 5177 Richmond Avenue, Suite 1025 Houston, TX 77056	Education Services	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.6% Cash, Acquired 12/18, Due 12/24)	7,567,965	7,455,531	7,195,485
			7,567,965	7,455,531	7,195,485

Accurus Aerospace Corporation(5)(7)(8)(10) 12716 East Pine Street Tulsa, OK 74116	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 10/18, Due 10/24)	24,562,500	24,298,740	21,393,938
			24,562,500	24,298,740	21,393,938

Acrisure, LLC(5)(8)(9) 5664 Prairie Creek Dr Caledonia, MI 49316	Property & Casualty Insurance	First Lien Senior Secured Term Loan (LIBOR + 3.5%, 3.7% Cash, Acquired 03/20, Due 02/27)	1,990,000	1,714,306	1,917,863
			1,990,000	1,714,306	1,917,863

ADE Holding (d/b/a AD Education)(3)(5)(7)(8)(15) 1 Rue Payenne 75003 Paris, France	Education Services	First Lien Senior Secured Term Loan (EURIBOR + 5.0%, 5.0% Cash, Acquired 01/20, Due 01/27)	5,232,622	4,972,254	5,099,606
			5,232,622	4,972,254	5,099,606

ADMI Corp. (0.6%)*(6)(8)(9) 281 Sanders Creek Parkway East Syracuse, NY 13057	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 2.75%, 2.9% Cash, Acquired 08/18, Due 04/25)	3,421,732	3,431,035	3,281,441
			3,421,732	3,431,035	3,281,441

Aftermath Bidco Corporation(5)(7)(8)(10) 75 Executive Dr #200 Aurora, IL 60504	Professional Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 04/19, Due 04/25)	11,581,395	11,374,840	11,320,814
			11,581,395	11,374,840	11,320,814

Air Canada 2020-2 Class B Pass Through Trust(5) 7373 Boulevard de la Côte-Vertu Ouest, Montreal, QC H4S 1Z3	Airlines	Structured Secured Note - Class B (9.0% Cash, Acquired 09/20, Due 10/25)	7,500,000	7,500,000	7,852,969
			7,500,000	7,500,000	7,852,969

Altice USA, Inc.(3)(5)(8)(9) 1111 Stewart Avenue Bethpage, NY 11714	Cable & Satellite	First Lien Senior Secured Term Loan (LIBOR + 2.25%, 2.4% Cash, Acquired 09/18, Due 01/26)	2,487,374	2,212,589	2,399,793
			2,487,374	2,212,589	2,399,793

American Dental Partners, Inc.(5)(7)(8)(10) 401 Edgewater Place, Suite 430 Wakefield, MA 01880	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.3% Cash, Acquired 11/18, Due 03/23)	9,825,000	9,810,201	9,271,001
			9,825,000	9,810,201	9,271,001

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
American Scaffold, Inc.(5)(7)(8)(10) 3210 Commercial Street San Diego, CA 92113	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 09/19, Due 09/25)	$9,735,797	$9,549,448	$9,468,062
			9,735,797	9,549,448	9,468,062

Anagram Holdings, LLC(3)(5)(7) 7700 Anagram Drive Eden Prairie, MN 55344	Chemicals, Plastics, & Rubber	First Lien Senior Secured Note (10.0% Cash, 5.0% PIK, Acquired 08/20, Due 08/25)	13,673,780	12,526,549	14,220,731
			13,673,780	12,526,549	14,220,731

Anchorage Capital CLO Ltd: Series 2013-1A(3)(5)(8)(10) 610610 Broadway, 6th floor, New York, NY 10012	Structured Finance	Structured Secured Note - Class DR (LIBOR + 6.8%, 7.1% Cash, Acquired 03/20, Due 10/30)	2,000,000	1,738,801	1,914,828
			2,000,000	1,738,801	1,914,828

Anju Software, Inc.(5)(7)(8)(10) 4500 S Lakeshore Drive #620 Tempe, AZ 85282	Application Software	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.6% Cash, Acquired 02/19, Due 02/25)	13,701,182	13,428,607	13,008,014
			13,701,182	13,428,607	13,008,014

Apex Bidco Limited(3)(5) (7)(12) 75 Executive Dr #200 Aurora, IL 60504	Business Equipment & Services	First Lien Senior Secured Term Loan (GBP LIBOR + 6.50%, 7.0% Cash, Acquired 01/20, Due 01/27) (8)	1,883,976	1,846,562	1,827,457
		Subordinated Senior Unsecured Term Loan (8.0% PIK, Acquired 01/20, Due 07/27)	238,623	234,872	231,464
			2,122,599	2,081,434	2,058,921

Apex Tool Group, LLC (5)(6)(8)(9) 14600 York Road Sparks, MD 21152	Industrial Machinery	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.5% Cash, Acquired 08/18, Due 08/24)	2,041,814	1,999,069	1,931,556
			2,041,814	1,999,069	1,931,556

AQA Acquisition Holding, Inc. (f/k/a SmartBear)(0.9%)*(5)(7)(8)(10) 450 Artisan Way 4th floor Somerville, MA 02145	High Tech Industries	Second Lien Senior Secured Term Loan (LIBOR + 8.0%, 9.0% Cash, Acquired 10/18, Due 05/24)	4,959,088	4,872,484	4,865,857
			4,959,088	4,872,484	4,865,857

Arch Global Precision LLC(5)(7)(8)(10) 2600 S Telegraph Rd Suite 180 Bloomfield Hills, MI 48302	Industrial Machinery	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.0% Cash, Acquired 04/19, Due 04/26)	13,472,831	13,265,371	13,278,284
			13,472,831	13,265,371	13,278,284

Armstrong Transport Group (Pele Buyer, LLC )(5)(7)(8)(10) 8615 Cliff Cameron Dr #200 Charlotte, NC 28269	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 06/19, Due 06/24)	5,368,480	5,286,234	5,243,394
		First Lien Senior Secured Term Loan (LIBOR + 6.0%, 6.2% Cash, Acquired 07/20, Due 06/24)	2,000,318	1,961,993	2,000,318
			7,368,798	7,248,227	7,243,712

Ascensus Specialties, LLC(5)(7)(8)(9) 2821 Northup Way, Suite 275 Bellevue, WA 98004	Specialty Chemicals	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 4.9% Cash, Acquired 09/19, Due 09/26)	7,037,126	6,975,230	6,942,179
			7,037,126	6,975,230	6,942,179

ASPEQ Heating Group LLC(5)(7)(8)(17) 425 Hanley Industrial Ct. St. Louis, MO 63144	Building Products, Air and Heating	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 11/19, Due 11/25)	8,968,089	8,850,558	8,833,568
			8,968,089	8,850,558	8,833,568

Auxi International(3)(5)(7)(8)(14) 738 rue Yves Kermen 92100 Boulogne Billancourt, France	Commercial Finance	First Lien Senior Secured Term Loan (EURIBOR + 5.5%, 5.5% Cash, Acquired 12/19, Due 12/26)	1,641,711	1,513,488	1,596,564
			1,641,711	1,513,488	1,596,564

Aveanna Healthcare Holdings, Inc.(6)(8)(10) 5520 Spring Valley Raod, ste.400 Dallas, TX 75254	Health Care Facilities	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.3% Cash, Acquired 10/18, Due 03/24)	1,465,984	1,452,738	1,378,391
		First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 10/18, Due 03/24)	3,511,966	3,512,719	3,299,211
			4,977,950	4,965,457	4,677,602

AVSC Holding Corp.(5)(6)(8)(11) 5100 North River Road, Suite 300 Schiller Park, IL 60176	Advertising	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 4.25% Cash, Acquired 08/18, Due 03/25)	4,917,073	4,895,932	3,650,926
		First Lien Senior Secured Term Loan (LIBOR + 4.50%, 5.5% Cash, Acquired 08/18, Due 03/25)(7)	750,000	550,978	562,500
			5,667,073	5,446,910	4,213,426

Bass Pro Group, LLC(5)(8)(10) 2500 E. Kearney Springfield, MO 65803	General Merchandise Stores	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 5.8% Cash, Acquired 03/20, Due 09/24)	1,984,655	1,787,822	1,963,578
			1,984,655	1,787,822	1,963,578

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
BDP International, Inc. (f/k/a BDP Buyer, LLC)(5)(7)(8)(10) 510 Walnut St. Philadelphia, PA 19106	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 12/18, Due 12/24)	$24,562,500	$24,197,584	$24,562,500
			24,562,500	24,197,584	24,562,500

Beacon Pointe Advisors, LLC(5)(7)(8)(10) 24 Corporate Plaza Dr, Suite 150 Newport Beach, CA 92660	Asset Manager & Custody Bank	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 03/20, Due 03/26)	633,182	612,411	614,342
			633,182	612,411	614,342

Benify (Bennevis AB)(3)(5)(7)(8)(16) Banérgatan 16 Box 24101 104 51 Stockholm, Sweden	High Tech Industries	First Lien Senior Secured Term Loan (STIBOR + 5.25%, 5.3% Cash, Acquired 07/19, Due 07/26)	1,458,053	1,365,873	1,436,182
			1,458,053	1,365,873	1,436,182

Blackhawk Network Holdings Inc.(6)(8)(9) 6220 Stoneridge Mall Road Pleasanton, CA 94588	Data Processing & Outsourced Services	First Lien Senior Secured Term Loan (LIBOR + 3.0%, 3.1% Cash, Acquired 11/18, Due 06/25)	4,924,433	4,924,433	4,630,494
			4,924,433	4,924,433	4,630,494

Boxer Parent Company Inc.(5)(8)(9) 200 Calrendon Street Boston, MA 02116	Software/Services	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 4.4% Cash, Acquired 03/20, Due 10/25)	1,984,848	1,800,811	1,922,147
			1,984,848	1,800,811	1,922,147

Brown Machine Group Holdings, LLC(5)(7)(8)(10) 330 North Ross Street Beaverton, MI 48612	Industrial Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 10/18, Due 10/24)	5,286,022	5,239,308	5,153,872
			5,286,022	5,239,308	5,153,872

Cadent, LLC (f/k/a Cross MediaWorks)(5)(7)(8)(10) 1675 Broadway, 22nd Floor New York, NY 10019	Media & Entertainment	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 09/18, Due 09/23)	7,532,846	7,487,168	7,397,255
			7,532,846	7,487,168	7,397,255

Carlson Travel, Inc(5)(7) 701 Carlson Parkway Minnetonka, MN 55305	Business Travel Management	First Lien Senior Secured Note (6.8% Cash, Acquired 09/20, Due 12/25)	3,000,000	2,362,500	2,265,000
			3,000,000	2,362,500	2,265,000

Carlyle Aviation Partners Ltd.(5) 848 Brickell Ave Miami, FL 33131	Structured Finance	Structured Secured Note, Series 2019-2 - Class A (3.4% Cash, Acquired 3/20, Due 10/39)	929,148	841,103	870,716
		Structured Secured Note, Series 2018-2 - Class A (4.5% Cash, Acquired 03/20, Due 11/38)	434,772	393,979	404,368
			1,363,920	1,235,082	1,275,084

Centralis Finco S.a.r.l.(3)(5)(7)(8)(14) 8-10 Avenue de la Gare, 1610 Luxembourg	Diversified Financial Services	First Lien Senior Secured Term Loan (EURIBOR + 5.25%, 5.3% Cash, Acquired 5/20, Due 5/27)	831,808	731,243	806,450
			831,808	731,243	806,450

Cineworld Group PLC(3)(5)(8)(11) 770 Township Line Road Yardly, PA 19067	Leisure Products	First Lien Senior Secured Term Loan (LIBOR + 2.25%, 2.5% Cash, Acquired 4/20, Due 2/25)	2,981,586	1,989,848	1,971,156
			2,981,586	1,989,848	1,971,156

Clarios Global LP(5)(8)(9) Florist Tower 5757 North Green Bay Avenue Milwaukee, WI 53201	Auto Parts & Equipment	First Lien Senior Secured Term Loan (LIBOR + 3.5%, 3.6% Cash, Acquired 3/20, Due 4/26)	1,984,962	1,801,408	1,930,991
			1,984,962	1,801,408	1,930,991

Classic Collision (Summit Buyer, LLC)(5)(7)(8)(10) 2329 John Glenn Dr Chamblee, Georgia, 30341	Auto Collision Repair Centers	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 01/20, Due 01/26)	5,582,424	5,303,593	5,582,424
			5,582,424	5,303,593	5,582,424

CM Acquisitions Holdings Inc.(5)(7)(8)(11) 9 Lea Ave Nashville, TN 37210	Internet & Direct Marketing	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 05/19, Due 05/25)	20,434,481	20,129,562	20,264,435
			20,434,481	20,129,562	20,264,435

CMT Opco Holding, LLC (Concept Machine)(5)(7)(8)(11) 15625 Medina Rd Minneapolis, MN 55447	Distributors	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 01/20, Due 01/25)	5,437,083	5,340,979	5,007,553
		LLC Units (10,185 units, Acquired 01/20)(21)		407,915	306,379
			5,437,083	5,748,894	5,313,932

Confie Seguros Holding II Co.(5)(8)(9) 7711 Center Avenue Huntingdon Beach, CA 92647	Insurance Brokerage Services	Second Lien Senior Secured Term Loan (LIBOR + 8.5%, 8.7% Cash, Acquired 10/19, Due 11/25)	2,500,000	2,365,231	1,906,250
			2,500,000	2,365,231	1,906,250

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Contabo Finco S.À R.L(3)(5)(7)(8)(14) Aschauer Straße 32a 81549 Munich Germany	Internet Software and Services	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 10/19, Due 10/26)	$1,421,669	$1,308,924	$1,376,558
			1,421,669	1,308,924	1,376,558

Container Store Group, Inc., (The) (3)(6)(8)(10) 500 Freeport Parkway Coppell, TX 75019	Retail	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 09/18, Due 09/23)	2,869,873	2,871,724	2,704,855
			2,869,873	2,871,724	2,704,855

CSL DualCom(3)(5)(7)(8)(12) Salamander Quay West Park Lane Harefield, UB9 6NZ United Kingdom	Tele-communications	First Lien Senior Secured Term Loan (GBP LIBOR + 5.5%, 5.6% Cash, Acquired 09/20, Due 09/27)	12,829,485	12,128,593	12,341,964
			12,829,485	12,128,593	12,341,964

Dart Buyer, Inc.(3)(5)(7)(8)(10) 9900 Cavendish, Suite 310 Saint-Laurent, QC H4M 2V2	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 04/19, Due 04/25)	12,354,672	12,124,446	12,058,967
			12,354,672	12,124,446	12,058,967

Diamond Sports Group, LLC(5)(8)(9) 10706 Beaver Dam Road Hunt Valley, MD 21030	Broadcasting	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 3.4% Cash, Acquired 03/20, Due 08/26)	992,481	785,480	765,868
			992,481	785,480	765,868

Distinct Holdings, Inc.(5)(7)(8)(10) 37 Market St Kenilworth, NJ 07033	Systems Software	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 04/19, Due 12/23)	7,535,774	7,467,659	7,396,362
			7,535,774	7,467,659	7,396,362

DreamStart Bidco SAS (d/b/a SmartTrade)(3)(5)(7)(8)(15) Immeuble Apogée, 13530, 500 Avenue Galilée 13290 Aix-en-Provence, France	Diversified Financial Services	First Lien Senior Secured Term Loan (EURIBOR + 4.5%, 4.5% Cash, 1.8% PIK, Acquired 03/20, Due 03/27)	2,862,667	2,597,617	2,757,703
			2,862,667	2,597,617	2,757,703

Elmwood CLO: Series 2019-1A(3)(5)(8)(10) 40 West 57th Street, Suite 1800 New York, NY 10019	Structured Finance	Structured Secured Note - Class E (LIBOR + 7.10%, 7.4% Cash, Acquired 03/20, Due 04/30)	3,000,000	2,673,958	2,923,074
			3,000,000	2,673,958	2,923,074

Endo International PLC(3)(5)(6)(8)(10) 1400 Atwater Drive Malvern, PA 19355	Pharmaceuticals	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.0% Cash, Acquired 09/18, Due 04/24)	4,825,914	4,861,718	4,584,618
			4,825,914	4,861,718	4,584,618

Envision Healthcare Corp.(5)(8)(9) 1A Burton Hills Boulevard Nashville, TN 37215	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 3.75%, 3.9% Cash, Acquired 03/20, Due 10/25)	3,164,825	2,231,579	2,275,857
			3,164,825	2,231,579	2,275,857

Exeter Property Group, LLC(5)(7)(8)(9) 101 West Elm Street, Suite 600 Conshohocken, PA 19428	Real Estate	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 4.7% Cash, Acquired 02/19, Due 08/24)	11,893,750	11,763,359	11,655,875
			11,893,750	11,763,359	11,655,875

Eyemart Express LLC(6)(8)(9) 13800 Senlac Drive Farmers Branch, TX 75234	Retail	First Lien Senior Secured Term Loan (LIBOR + 3.0%, 4.0% Cash, Acquired 08/18, Due 08/24)	1,422,131	1,425,756	1,373,537
			1,422,131	1,425,756	1,373,537

F24 (Stairway BidCo Gmbh))(3)(5)(7)(8)(14) Hackenstrasse 7b Munich, 80331 Germany	Software Services	First Lien Senior Secured Term Loan (EURIBOR + 6.5%, 6.5% Cash, Acquired 08/20, Due 08/27)	3,912,838	3,770,493	3,731,425
			3,912,838	3,770,493	3,731,425

Foundation Risk Partners, Corp.(5)(8)(10) 1540 Cornerstone Blvd.Suite 230 Daytona Beach, Florida 32117	Financial Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 09/20, Due 11/23)	1,458,333	1,195,833	1,195,833
		Second Lien Senior Secured Term Loan (LIBOR + 8.50%, 9.5% Cash, Acquired 09/20, Due 11/24)	486,111	325,694	325,694
			1,944,444	1,521,527	1,521,527

Frazer Consultants, LLC (d/b/a Tribute Technology)(5)(7)(8)(11) 501 Parmenter St Middleton, WI 53562	Software Services	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 4.9% Cash, Acquired 11/19, Due 08/23)	6,688,791	6,633,268	6,688,791
			6,688,791	6,633,268	6,688,791

GoldenTree Loan Opportunities IX, Limited: Series 2014-9A(3)(5)(8)(10) 300 Park Ave., 21st Floor New York, NY 10022	Structured Finance	Structured Secured Note - Class DR2 (LIBOR + 3.0%, 3.3% Cash, Acquired 03/20, Due 10/29)	1,250,000	909,635	1,187,548
			1,250,000	909,635	1,187,548

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Gulf Finance, LLC(5)(8)(9) 200 Clarendon Street, 55th floor Boston, MA 02117	Oil & Gas Exploration & Production	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 10/18, Due 08/23)	$1,050,973	$938,230	$738,309
			1,050,973	938,230	738,309

Hawaiian Airlines 2020-1 Class B Pass Through Certificates(5) 3375 Koapaka Street, G-350 Honolulu, HI 96819	Airlines	Structured Secured Note - Class B (11.3% Cash, Acquired 08/20, Due 09/25)	7,500,000	7,500,000	7,544,657
			7,500,000	7,500,000	7,544,657

Heartland, LLC(5)(7)(8)(11) 1200 Main St, 42nd Floor Kansas City, MO 64105	Commercial Services & Supplies	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 08/19, Due 08/25)	5,462,750	5,289,830	4,954,660
			5,462,750	5,289,830	4,954,660

Heilbron (f/k/a Sucsez (Bolt Bidco B.V.))(3)(5)(7)(8)(15)(20) Edisonstraat 92 7006 RE Doetinchem, Netherlands	Insurance	First Lien Senior Secured Term Loan (EURIBOR + 5.0%, 5.0% Cash, Acquired 09/19, Due 09/26)	9,980,450	9,208,134	9,730,939
		First Lien Senior Secured Term Loan (EURIBOR + 6.0%, 6.0% Cash, Acquired 07/20, Due 09/26)	1,047,298	809,090	820,844
			11,027,748	10,017,224	10,551,783

Highbridge Loan Management Ltd: Series 2014A-19(3)(5)(8)(10) 277 Park Ave., 23rd Floor New York, NY 10172	Structured Finance	Structured Secured Note - Class E (LIBOR + 6.75%, 7.0% Cash, Acquired 03/20, Due 07/30)	1,000,000	833,957	953,633
			1,000,000	833,957	953,633

Holley Performance Products (Holley Purchaser, Inc.)(5)(7)(8) (10) 1801 Russellville Road Bowling Green, KY 42101	Automotive Parts & Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 5.3% Cash, Acquired 10/18, Due 10/25)	22,140,638	21,885,536	22,091,928
			22,140,638	21,885,536	22,091,928

HW Holdco, LLC (Hanley Wood LLC)(5)(7)(8)(10) 1152 15th St. NW, Suite 750 Washington, DC 20005	Advertising	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 12/18, Due 12/24)	7,527,218	7,388,421	7,339,037
			7,527,218	7,388,421	7,339,037

Hyperion Materials & Technologies, Inc.(5)(7)(8)(10) 6325 Huntley Road Worthington, Ohio 43085	Industrial Machinery	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.5% Cash, Acquired 08/19, Due 08/26)	13,890,785	13,670,491	13,197,635
			13,890,785	13,670,491	13,197,635

IM Analytics Holding, LLC (d/b/a NVT)(5)(7)(8)(10) 17 Mandeville Court Monterey, CA 93940	Electronic Instruments & Components	First Lien Senior Secured Term Loan (LIBOR + 7.0%, 8.1% Cash, Acquired 11/19, Due 11/23)	8,229,921	8,163,688	7,214,349
		Warrant (68,950 units, Acquired 11/19)(21)	—	—	—
			8,229,921	8,163,688	7,214,349

Institutional Shareholder Services, Inc.(5)(7)(8)(10) 2099 Gaither Road, Suite 501, Rockville, MD 20850	Diversified Support Services	Second Lien Senior Secured Term Loan (LIBOR + 8.5%, 8.7% Cash, Acquired 03/19, Due 03/27)	4,951,685	4,826,396	4,803,134
			4,951,685	4,826,396	4,803,134

International Wire Group Inc.(5) 12 Masonic Avenue Camden, NY 13316	Electrical Components & Equipment	Second Lien Senior Secured Note (10.8% Cash, Acquired 08/20, Due 08/21)	2,500,000	2,262,170	2,237,500
			2,500,000	2,262,170	2,237,500

ISS#2, LLC (d/b/a Industrial Services Solutions)(5)(7)(8)(11) 10070 Daniels Interstate Court Suite 140 Fort Myers, FL 33913	Commercial Services & Supplies	First Lien Senior Secured Term Loan (LIBOR + 5.5%, 6.8% Cash, Acquired 02/20, Due 02/26)	7,856,419	7,713,534	7,463,598
			7,856,419	7,713,534	7,463,598

Jade Bidco Limited (Jane's)(3)(5)(7)(8) Sentinel House, 163 Brighton Road Coulsdon, Surrey, CR5 2YH, United Kingdom	Aerospace & Defense	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.0% Cash, 2.0% PIK, Acquired 11/19, Due 12/26)(11)	10,432,352	10,176,058	10,145,462
		First Lien Senior Secured Term Loan (EURIBOR + 4.5%, 4.5% Cash, 2.0% PIK, Acquired 11/19, Due 12/26)(15)	1,951,595	1,791,142	1,897,926
			12,383,947	11,967,200	12,043,388

JetBlue 2019-1 Class B Pass Through Trust(5) 27-01 Queens Plaza North Long Island City, NY 11101	Airlines	Structured Secured Note - Class B (8.0% Cash, Acquired 08/20, Due 11/27)	5,000,000	5,000,000	5,163,463
			5,000,000	5,000,000	5,163,463

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Kenan Advantage Group Inc.(6)(8)(9) 4366 Mt. Pleasant Street North West North Canton, OH 44720	Trucking	First Lien Senior Secured Term Loan (LIBOR + 3.0%, 4.0% Cash, Acquired 08/18, Due 07/22)	$4,276,698	$4,274,962	$4,103,363
			4,276,698	4,274,962	4,103,363

Kene Acquisition, Inc. (En Engineering)(5)(7)(8)(10) 28100 Torch Parkway, Suite 400 Warrenville, Illinois 60555	Oil & Gas Equipment & Services	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.3% Cash, Acquired 08/19, Due 08/26)	7,317,225	7,187,235	7,151,434
			7,317,225	7,187,235	7,151,434

LAC Intermediate, LLC (f/k/a Lighthouse Autism Center)(5)(7)(8)(10) 3730 Edison Lakes Pkwy Mishakawa, IN 46545	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 10/18, Due 10/24)	9,261,163	9,075,623	8,866,605
		Class A LLC Units (154,320 units, Acquired 10/18)(21)	—	154,320	166,574
			9,261,163	9,229,943	9,033,179

Learfield Communications, LLC(5)(8)(9)(19) 2400 Dallas Parkway, Suite 500 Plano, TX 75093	Broadcasting	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 4.3% Cash, Acquired 08/20, Due 12/23)	137,159	96,697	116,184
		First Lien Senior Secured Term Loan (PRIME + 2.00%, 5.3% Cash, 10.0% PIK, Acquired 08/20, Due 12/23)	7,000,000	6,931,678	6,947,500
			7,137,159	7,028,375	7,063,684

LTI Holdings, Inc. (Boyd Corporation)(5)(6)(8)(9) 600 S McClure Road Modesto, CA 95357	Industrial Conglomerates	First Lien Senior Secured Term Loan (LIBOR + 3.5%, 3.6% Cash, Acquired 09/18, Due 09/25)	11,760,000	11,809,119	10,905,518
			11,760,000	11,809,119	10,905,518

Mallinckrodt Plc(5)(6)(8)(10) 124, Blvd de la Petrusse Luxembourg, L - 2330 Luxembourg	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 2.75%, 3.5% Cash, Acquired 08/18, Due 09/24)	3,229,053	3,220,610	2,702,329
			3,229,053	3,220,610	2,702,329

MB2 Dental Solutions, LLC(5)(7)(8)(10) 2403 Lacy Lane Carrollton, TX 75006	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 6.5%, 7.6% Cash, Acquired 09/19, Due 09/23)	7,970,743	7,900,309	7,869,116
			7,970,743	7,900,309	7,869,116

Media Recovery, Inc. (SpotSee)(5)(7)(8)(10) 5501 Lyndon B Johnson Freeway, Suite 350 Dallas, TX 75240	Containers, Packaging & Glass	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 11/19, Due 11/25)	2,227,543	2,188,757	2,135,693
			2,227,543	2,188,757	2,135,693

Music Reports, Inc.(5)(7)(8)(10) 21122 Erwin Street Woodland Hills, CA 91367	Media & Entertainment	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 08/20, Due 08/26)	6,592,972	6,428,148	6,428,148
			6,592,972	6,428,148	6,428,148

Neuberger Berman CLO Ltd: Series 2020-36A(3)(5)(8)(10) 1290 Avenue of the Americas New York, NY 10104	Structured Finance	Structured Secured Note - Class E (LIBOR + 7.81%, 8.1% Cash, Acquired 03/20, Due 04/33)	2,500,000	2,476,304	2,499,470
			2,500,000	2,476,304	2,499,470

NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions)(5)(7)(8)(9) 16240 Port NW Dr #100 Houston, TX 77041	Energy Equipment & Services	First Lien Senior Secured Term Loan (LIBOR + 4.25%, 5.3% Cash, Acquired 10/18, Due 10/25)	11,916,381	11,871,673	11,878,249
			11,916,381	11,871,673	11,878,249

Nouryon Finance B.V. (Starfruit US Holdco, LLC)(3)(5)(8)(9) 1001 Pennsylvania Avenue, ste. 220S	Specialty Chemicals	First Lien Senior Secured Term Loan (LIBOR + 3.0%, 3.2% Cash, Acquired 03/20, Due 10/25)	1,984,491	1,790,303	1,918,586
			1,984,491	1,790,303	1,918,586

Options Technology Ltd.(3)(5)(7)(8)(10) 5th Floor, 50 Pall Mall St. James, London, SW1Y 5JH, United Kingdom	Computer Services	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 12/19, Due 12/25)	11,034,649	10,787,963	10,755,587
			11,034,649	10,787,963	10,755,587

Pare SAS (SAS Maurice MARLE)(3)(5)(7)(8)(14) BP 46, ZI rue Lavoisier F-52800 Nogent, France	Health Care Equipment	First Lien Senior Secured Term Loan (EURIBOR + 5.25%, 6.8% Cash, 1.5% PIK, Acquired 12/19, Due 12/26)	4,734,565	4,413,816	4,637,507
			4,734,565	4,413,816	4,637,507

Patriot New Midco 1 Limited (Forensic Risk Alliance)(3)(5)(7)(8) Audrey House, 16-20 Ely Pl, Holborn, London EC1N 6SN, United Kingdom	Diversified Financial Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 02/20, Due 02/27)(11)	4,720,287	4,591,360	4,445,391
		First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 02/20, Due 02/27)(15)	4,158,610	3,758,277	3,916,425
			8,878,897	8,349,637	8,361,816

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Phoenix Services International LLC (6)(8)(9) 148 West State Street, ste. 301 Kennett Square, PA 19348	Steel	First Lien Senior Secured Term Loan (LIBOR + 3.75%, 4.8% Cash, Acquired 08/18, Due 03/25)	$2,932,331	$2,941,028	$2,800,376
			2,932,331	2,941,028	2,800,376

Playtika Holding Corp.(5)(8)(10) 2225 Village Walk Drive, Suite 240 Henderson, NV 89052	Leisure, Amusement & Entertainment	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.1% Cash, Acquired 03/20, Due 12/24)	3,850,000	3,569,560	3,848,576
			3,850,000	3,569,560	3,848,576

Premier Technical Services Group Flemming Court, 11-14 Whistler Dr, Castleford WF10 5HW United Kingdom	Construction & Engineering	First Lien Senior Secured Term Loan (GBP LIBOR + 6.75%, 7.5% Cash, Acquired 08/19, Due 06/26)	2,940,259	2,677,987	2,706,073
			2,940,259	2,677,987	2,706,073

Process Equipment, Inc. (ProcessBarron)(5)(7)(8)(10)(11) 2770 Welborn St Pelham, AL 35124	Industrial Air & Material Handling Equipment	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 03/19, Due 03/25)	6,684,916	6,588,875	6,063,219
			6,684,916	6,588,875	6,063,219

Professional Datasolutions, Inc. (PDI) (5)(7)(8)(10) 11675 Rainwater Drive, Suite 350, Alpharetta, GA 30009-8693	Application Software	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 5.5% Cash, Acquired 03/19, Due 10/24)	22,983,010	22,955,060	22,946,238
			22,983,010	22,955,060	22,946,238

Project Potter Buyer, LLC (Command Alkon)(5)(7)(8)(9) 1800 International Park Drive Suite 400 Birmingham, AL 35243	Software	First Lien Senior Secured Term Loan (LIBOR + 8.25%, 9.3% Cash, Acquired 04/20, Due 04/27)	9,870,877	9,588,196	9,662,601
		Class A Units (104.4 units, Acquired 04/20)(21)	—	104,384	136,564
		Class B Units (38,426.7 units, Acquired 4/20)(21)	—	—	—
			9,870,877	9,692,580	9,799,165

PSC UK Pty Ltd.(3)(5)(7)(8)(12) 96 Wellington Parade, East Melbourne, Victoria 3002, Australia	Insurance Services	First Lien Senior Secured Term Loan (GBP LIBOR + 6.0%, 6.5% Cash, Acquired 11/19, Due 11/24)	2,062,238	1,983,472	1,996,942
			2,062,238	1,983,472	1,996,942

Radiate HoldCo, LLC(5)(8)(9) 650 College Road East, ste. 3100 Princeton, NJ 08540	Cable & Satellite	First Lien Senior Secured Term Loan (LIBOR + 3.5%, 4.3% Cash, Acquired 09/20, Due 09/26)	1,746,415	1,746,415	1,713,669
			1,746,415	1,746,415	1,713,669

Recovery Point Systems, Inc.(5)(7)(8)(10) 75 W Watkins Mill Rd Gaithersburg, MD 20878	Technology	First Lien Senior Secured Term Loan (LIBOR + 6.5%, 7.5% Cash, Acquired 08/20, Due 07/26)	11,795,776	11,564,165	11,559,860
			11,795,776	11,564,165	11,559,860

Refinitiv US Holdings, Inc.(5)(9) 3 Times Square New York, NY 10036	Data Processing & Outsourced Services	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 3.4% Cash, Acquired 03/20, Due 10/25)	3,012,716	2,745,948	2,979,908
			3,012,716	2,745,948	2,979,908

RR Ltd: Series 2019-6A(3)(5)(10) 126 East 56th St, 22nd Floor New York, NY 10022	Structured Finance	Structured Secured Note - Class D (LIBOR + 6.75%, 7.0% Cash, Acquired 03/20, Due 04/30)	2,000,000	1,649,961	1,849,426
			2,000,000	1,649,961	1,849,426

Ruffalo Noel Levitz, LLC(5)(7)(8)(10) 1025 Kirkwood Pkwy SW Cedar Rapids, IA 52404	Media Services	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 01/19, Due 05/22)	9,641,206	9,566,226	9,496,588
			9,641,206	9,566,226	9,496,588

Scaled Agile, Inc.(5)(7)(8)(9) 5400 Airport Blvd. Suite 300 Boulder, CO 8030	Research & Consulting Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 06/19, Due 06/24)	4,857,479	4,817,601	4,808,905
			4,857,479	4,817,601	4,808,905

SCI Packaging Inc.(6)(8)(10) 8607 Roberts Drive, ste. 250 Atlanta, GA 30350	Metal & Glass Containers	First Lien Senior Secured Term Loan (LIBOR + 3.25%, 3.5% Cash, Acquired 08/18, Due 04/24)	4,923,664	4,915,618	4,612,882
			4,923,664	4,915,618	4,612,882

Seaworld Entertainment, Inc.(3)(6)(8)(9) 9205 South Park Center Loop, Suite 400 Orlando, FL 32819	Leisure Facilities	First Lien Senior Secured Term Loan (LIBOR + 3.0%, 3.1% Cash, Acquired 08/18, Due 03/24)	5,923,469	5,916,134	5,498,934
			5,923,469	5,916,134	5,498,934

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
Serta Simmons Bedding LLC(5)(8)(9) 1 Concourse Parkway, ste. 800 Atlanta, GA 30328	Home Furnishings	Super Priority First Out (LIBOR + 7.5%, 8.5% Cash, Acquired 6/20, Due 08/23)	$7,443,107	$7,235,952	$7,331,460
		Super Priority Second Out (LIBOR + 7.5%, 8.5% Cash, Acquired 6/20, Due 08/23)	3,652,949	3,381,618	2,969,848
			11,096,056	10,617,570	10,301,308

Smile Brands Group Inc.(5)(7)(8)(10)(11) 100 Spectrum Center Drive Suite 1500 Irvine, CA 92618	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 4.9% Cash, Acquired 10/18, Due 10/24)	5,851,605	5,808,132	5,657,743
			5,851,605	5,808,132	5,657,743

Springbrook Software (SBRK Intermediate, Inc.)(5)(7)(8)(10) 1000 SW Broadway Suite 1900 Portland, OR 97205	Enterprise Software and Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 12/19, Due 12/26)	10,442,083	10,214,537	10,191,155
			10,442,083	10,214,537	10,191,155

Syniverse Holdings, Inc.(5)(6)(8)(10) 8125 Highwoods Palm Way Tampa, FL 33647	Technology Distributors	First Lien Senior Secured Term Loan (LIBOR + 5.0%, 6.0% Cash, Acquired 08/18, Due 03/23)	10,263,158	10,235,328	7,876,974
			10,263,158	10,235,328	7,876,974

Tahoe Subco 1 Ltd. (Almonde, Inc.) (3)(5)(6)(8)(11) 2628 Maxwell Street Philadelphia, PA 19152	Internet Software & Services	First Lien Senior Secured Term Loan (LIBOR + 3.5%, 4.5% Cash, Acquired 09/18, Due 06/24)	11,828,390	11,836,116	11,032,931
			11,828,390	11,836,116	11,032,931

Team Health Holdings, Inc.(5)(6)(8)(9) 265 Brookview Centre Way Knoxville, TN 37919	Health Care Services	First Lien Senior Secured Term Loan (LIBOR + 2.75%, 3.8% Cash, Acquired 09/18, Due 02/24)	6,840,506	6,664,086	5,719,416
			6,840,506	6,664,086	5,719,416

The Hilb Group, LLC(5)(7)(8)(9)(10) 6802 Paragon Place, Suite 200, Richmond, Virginia 23230	Insurance Brokerage	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 12/19, Due 12/26)	9,767,134	9,503,409	9,474,877
			9,767,134	9,503,409	9,474,877

Total Safety U.S. Inc.(5)(8)(10) 11111 Wilcrest Green Drive, ste. 300 Houston, TX 77042	Diversified Support Services	First Lien Senior Secured Term Loan (LIBOR + 6.0%, 7.0% Cash, Acquired 11/19, Due 08/25)	6,948,915	6,687,013	6,611,893
			6,948,915	6,687,013	6,611,893

Transit Technologies LLC(5)(7)(8)(10) 2035 Lakeside Centre Way Suite 125 Knoxville, TN 37922	Software	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.0% Cash, Acquired 02/20, Due 02/25)	6,785,305	6,575,927	6,014,494
			6,785,305	6,575,927	6,014,494

Transportation Insight, LLC(5)(7)(8)(10) 310 Main Avenue Way SE Hickory, NC 28602	Air Freight & Logistics	First Lien Senior Secured Term Loan (LIBOR + 4.5%, 4.8% Cash, Acquired 08/18, Due 12/24)	24,589,328	24,418,931	24,343,435
			24,589,328	24,418,931	24,343,435

Triumph Group Inc.(3)(5) 899 Cassatt Road, Suite 210 Berwyn, PA 19312	Aerospace & Defense	First Lien Senior Secured Note (8.9% Cash, Acquired 08/20, Due 06/24)	3,266,000	3,266,000	3,478,290
			3,266,000	3,266,000	3,478,290

Truck-Lite Co., LLC(5)(7)(8)(10) 310 East Elmwood Ave Falconer, NY 14733	Automotive Parts and Equipment	First Lien Senior Secured Term Loan (LIBOR + 6.25%, 7.3% Cash, Acquired 12/19, Due 12/26)	19,468,270	19,062,504	18,080,155
			19,468,270	19,062,504	18,080,155

Trystar, LLC(5)(7)(8)(10) 15765 Acorn Trail Faribault, MN 55021	Power Distribution Solutions	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.8% Cash, Acquired 09/18, Due 09/23)	15,637,813	15,464,677	15,345,385
		Class A LLC Units (361.5 units, Acquired 09/18)(21)	—	361,505	365,533
			15,637,813	15,826,182	15,710,918

U.S. Anesthesia Partners, Inc.(5)(6)(8)(11) 450 East Las Olas Boulevard, ste. 850 Fort Lauderdale, FL 33301	Managed Health Care	First Lien Senior Secured Term Loan (LIBOR + 3.0%, 4.0% Cash, Acquired 09/18, Due 06/24)	13,481,027	13,524,906	12,705,868
			13,481,027	13,524,906	12,705,868

U.S. Silica Company(5)(8)(9) 24275 Katy Freeway Katy, TX 77494	Metal & Glass Containers	First Lien Senior Secured Term Loan (LIBOR + 4.0%, 5.0% Cash, Acquired 08/18, Due 05/25)	1,491,380	1,494,324	1,242,036
			1,491,380	1,494,324	1,242,036

Portfolio Company	Industry	Type of Investment(1)(2)	Principal Amount	Cost	Fair Value
UKFast Leaders Limited(3)(5)(7)(8)(18) UKFast Campus, Birley Fields, Manchester, England, M15 5QJ	Technology	First Lien Senior Secured Term Loan (GBP LIBOR + 6.75%, 6.8% Cash, Acquired 09/20, Due 9/27)	$22,912,134	$22,121,627	$22,224,770
		Super Senior Secured Term Loan (GBP LIBOR + 3.25%, 3.3% Cash, Acquired 09/20, Due 3/27)	6,248,763	6,033,283	6,061,300
			29,160,897	28,154,910	28,286,070

USF Holdings LLC (U.S. Farathane, LLC)(6)(8)(10) 2700 High Meadow Circle Auburn Hills, MI 48326	Auto Parts & Equipment	First Lien Senior Secured Term Loan (LIBOR + 3.5%, 4.5% Cash, Acquired 08/18, Due 12/21)	3,088,580	3,093,550	2,665,444
			3,088,580	3,093,550	2,665,444

USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.)(5)(7)(8)(10)(11) 16825 Northchase Dr Ste 900, Houston, TX 77060	Legal Services	First Lien Senior Secured Term Loan (LIBOR + 5.75%, 6.8% Cash, Acquired 11/18, Due 11/24)	16,430,096	16,194,004	14,884,078
			16,430,096	16,194,004	14,884,078

Utac Ceram(3)(5)(8)(14) Autodrome de Linas-Montlhéry Avenue Georges Boillot 91310 Linas, France	Business Services	First Lien Senior Secured Term Loan (EURIBOR + 5.75%, 5.8% Cash, Acquired 09/20, Due 09/27)	14,071,806	13,503,424	13,597,762
			14,071,806	13,503,424	13,597,762

Validity, Inc.(5)(7)(8)(10) 200 Clarendon Street, 22nd floor, Boston, MA 02116	IT Consulting & Other Services	First Lien Senior Secured Term Loan (LIBOR + 4.75%, 5.1% Cash, Acquired 07/19, Due 05/25)	5,051,351	4,915,036	4,724,276
			5,051,351	4,915,036	4,724,276

Winebow Group, LLC, (The)(5)(8)(9) 75 Chestnut Ridge Road Montvale, NJ 07645	Consumer Goods	First Lien Senior Secured Term Loan (LIBOR + 3.75%, 4.8% Cash, Acquired 11/19, Due 07/21)	10,787,718	10,070,655	8,896,525
		Second Lien Senior Secured Term Loan (LIBOR + 7.5%, 8.5% Cash, Acquired 10/19, Due 01/22) (7)	7,141,980	4,813,864	4,999,386
			17,929,698	14,884,519	13,895,911

World 50, Inc.(5)(7)(8)(9) 3525 Piedmont Rd NE Atlanta, GA 30305	Professional Services	First Lien Senior Secured Term Loan (LIBOR + 5.25%, 6.3% Cash, Acquired 01/20, Due 01/26)	13,945,025	13,607,509	13,535,173
			13,945,025	13,607,509	13,535,173
Subtotal Non–Control / Non–Affiliate Investments			929,268,108	903,128,567	886,610,176

Affiliate Investments:(4)
Jocassee Partners LLC(3)(5) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	9.1% Member Interest, Acquired 06/19(21)		15,158,270	15,952,545
				15,158,270	15,952,545

Thompson Rivers LLC(3)(5) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	10% Member Interest, Acquired 06/20(21)		3,100,000	3,205,530
				3,100,000	3,205,530
Subtotal Affiliate Investments				18,258,270	19,158,075

Short-Term Investments:

BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	Money Market Fund	BlackRock Liquidity Temporary Fund (0.13% yield)		21,000,000	21,000,000
				21,000,000	21,000,000

Federated Investment Management Company(6) 101 Park Ave 0002 #4100 New York, NY 10178	Money Market Fund	Federated Government Obligation Fund (0.01% yield)		160,046,690	160,046,690
				160,046,690	160,046,690

HSBC Holdings PLC(5) 550 S Tryon St Charlotte, NC 28202	Money Market Fund	HSBC Funds U.S. Government Money Market Fund (0.03% yield)		2,600,330	2,600,330
				2,600,330	2,600,330

JPMorgan Chase & Co.(6) 270 Park Avenue New York, New York 10017-2070	Money Market Fund	JPMorgan Prime Money Market Fund (0.16% yield)		26,856,855	26,856,370
				26,856,855	26,856,370

Subtotal Short-Term Investments				210,503,875	210,503,390
Total Investments, September 30, 2020			$929,268,108	$1,131,890,712	$1,116,271,641

(1)
All debt investments are income producing, unless otherwise noted. Equity and any equity-linked investments are non-income producing, unless otherwise noted. All debt investments are variable rate investments unless otherwise noted. Index-based floating interest rates are generally subject to a contractual minimum interest rate. A majority of the variable rate loans in Barings BDC’s investment portfolio bear interest at a rate that may be determined by reference to LIBOR, EURIBOR, GBP LIBOR, STIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically reset semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan.

(2)
All of Barings BDC’s portfolio company investments (including joint venture and short-term investments), which as of September 30, 2020 represented 212.2% of Barings BDC’s net assets, are subject to legal restrictions on sales. The acquisition date represents the date of Barings BDC’s initial investment in the relevant portfolio company.

(3)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act. Non-qualifying assets represent 19.2% of total investments at fair value as of September 30, 2020. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of Barings BDC’s total assets, Barings BDC will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(4)
As defined in the Investment Company Act, Barings BDC is deemed to be an “affiliated person” of the portfolio company as Barings BDC owns 5% or more of the portfolio company's voting securities (“non-controlled affiliate.

(5)
Some or all of the investment is or will be encumbered as security for Barings BDC’s credit facility entered into in February 2019 (and subsequently amended in December 2019) with ING Capital LLC (the “February 2019 Credit Facility”).

(6)	Some or all of the investment is encumbered as security for Barings BDC’s $449.3 million term debt securitization entered into in May 2019 (the “Debt Securitization”).
(7)	The fair value of the investment was determined using significant unobservable inputs.
(8)	Debt investment includes interest rate floor feature
(9)	The interest rate on these loans is subject to 1 Month LIBOR, which as of September 30, 2020 was 0.14825%.
(10)	The interest rate on these loans is subject to 3 Month LIBOR, which as of September 30, 2020 was 0.23388%.
(11)	The interest rate on these loans is subject to 6 Month LIBOR, which as of September 30, 2020 was 0.25975%.
(12)	The interest rate on these loans is subject to 3 Month GBP LIBOR, which as of September 30, 2020 was 0.06088%.
(13)	The interest rate on these loans is subject to 6 Month GBP LIBOR, which as of September 30, 2020 was 0.08750%.
(14)	The interest rate on these loans is subject to 3 Month EURIBOR, which as of September 30, 2020 was -0.498%.
(15)	The interest rate on these loans is subject to 6 Month EURIBOR, which as of September 30, 2020 was -0.480%.
(16)	The interest rate on these loans is subject to 3 Month STIBOR, which as of September 30, 2020 was -0.084%.
(17)	The interest rate on these loans is subject to 2 Month LIBOR, which as of September 30, 2020 was 0.19388%.
(18)	The interest rate on these loans is subject to 1 month GBP LIBOR, which as of September 30, 2020 was 0.04538%.
(19)	The interest rate on these loans is subject to Prime, which as of September 30, 2020 was 3.25%.
(20)	The interest rate on these loans is subject to 1 Month EURIBOR, which as of September 30, 2020 was -0.529%.
(21)	Percentage of class held for equity investments are as follows:
a.	CMT Opco Holding, LLC, LLC Units - 1.0%
b.	IM Analytics Holding, LLC, Warrants – 22.9%
c.	LAC Intermediate, LLC, Class A LLC Units - 0.4%
d.	Project Potter Buyer, LLC, LLC Units - 0.1%
e.	Trystar, LLC, LLC Units – 0.6%
f.	Jocassee Partners LLC, Member Interest - 9.1%
g.	Thompson Rivers LLC, Member Interest - 10.0%
1WorldSync, Inc.
1WorldSync, Inc. facilitates the sharing of product information between manufacturers/suppliers and retailers via the Global Data Synchronization Network. Customers use the information sourced from 1WorldSync data pool primarily for supply chain and logistical planning purposes.
Accelerate Learning, Inc.
Accelerate Learning, Inc. is a provider of standards-based, digital science education content for K-12 schools. The company provides digital core curriculum content, physical lab kits, print materials (workbooks), and teacher training and support services.
Accurus Aerospace Corporation
Accurus Aerospace Corporation is a supplier of highly engineered metallic parts, kits and assemblies, and processing services to Tier 1 aerostructures suppliers and to aircraft original equipment manufacturers.

ADE Holding (d/b/a AD Education)
AD Holding (d/b/a AD Education) is a French private education group with a European network of 10 schools across arts, design, communication, and digital and ~10,500 students.
ADMI Corp.
ADMI Corp. (Aspen Dental Management, Inc.) provides dental and denture services in the United States. It offers general dentistry, crowns and bridges, periodontics, denture lab, restoration and treatment, cosmetic dentistry, and emergency dental care services.
Aftermath Bidco Corporation
Aftermath Bidco Corporation is a leading provider of crime scene cleanup and biohazard remediation services. The company provides services to various customers including homeowners, property managers, insurance companies, businesses and governments.
Air Canada 2020-2 Class B Pass Through Trust
Air Canada is an international air carrier providing scheduled and charter air transportation for passengers and cargo.
Altice USA, Inc.
Altice USA, Inc. is a leading communications service provider and the #4 cable operator in the U.S.
American Dental Partners, Inc.
American Dental Partners, Inc. is a leading provider of business services to multidisciplinary dental group practices throughout the US. The company offers dental groups full package solutions for IT systems, facilities, back office support, and dental hygienists.
American Scaffold, Inc.
American Scaffold, Inc. is a leading provider of scaffolding and environmental containment solutions for the U.S. Navy and various commercial applications.
Anagram Holdings, LLC
Anagram Holdings, LLC is a global provider of metallic/foil balloons.
Anchorage Capital CLO Ltd: Series 2013-1A
Anchorage Capital CLO Ltd: Series 2013-1A is a broadly syndicated collateralized loan obligation managed by Anchorage Capital Group LLC.
Anju Software, Inc.
Anju Software, Inc. is a SaaS based enterprise software platform used throughout the clinical, medical affairs and commercial stages of the life sciences industry. Anju offers two main product types: application software and data solutions. Its customers include pharmaceutical & biopharma companies, CROs, medical device manufacturers, regulatory agencies and research institutions.
Apex Bidco Limited
Apex Bidco Limited (ActivPayroll) is an independent provider of tech-enabled international payroll services platform.
Apex Tool Group, LLC
Apex Tool Group, LLC produces and markets industrial hand and power tools, tool storage products, drill chucks, chain products, and electronic soldering products for the industrial, commercial, and do-it-yourself customers worldwide.

Applied Systems, Inc.
Applied Systems, Inc. provides agency management software for property and casualty insurance agencies. The software allows agent to manage customer and policy information data, access documents, etc., through either a LAN or ASP product.
AQA Acquisition Holding, Inc.
AQA Acquisition Holding, Inc. (f/k/a SmartBear) provides tools for software development, testing, and monitoring.
Arch Global Precision LLC
ARCH Global Precision, LLC designs and manufactures high tolerance precision components and consumable tools for the industrial, medical, and aerospace & defense markets.
Armstrong Transport Group (Pele Buyer, LLC)
Armstrong Transport Group (Pele Buyer, LLC) is an asset-lite logistics platform that provides brokerage services via a network of independent agents.
Ascensus Specialties, LLC
Ascencus Specialties, LLC is the leading global manufacturer of dry sodium borohydride liquid sodium borohydride, and trimethyl borate.
ASPEQ Heating Group LLC
ASPEQ Heating Group, LLC is a manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
Auxi International
Auxi International is the #1 player in inventory pledge services and asset control in France and Belgium. The company's main activity consists in setting up and managing pledges of inventories between creditors (local banks) and debtors (mostly SMEs), allowing borrowers to use inventories as a collateral to secure short-term banking loans.
Aveanna Healthcare Holdings, Inc.
Aveanna Healthcare Holdings, Inc. is a provider of home health services in the U.S. Services include pediatric private duty nursing, enteral services, pediatric therapy, pediatric day health, autism services, adult unskilled nursing, behavioral nursing and eldercare.
AVSC Holding Corp.
AVSC Holding Corp. is a market leader in event experience solutions through exclusive partnerships at over 1,500 venues in 14 countries across the globe.
Bass Pro Group, LLC
Bass Pro Group, LLC is one of America's premier outdoor retailers with destination outdoor centers across North America. The company operates retail stores under the Bass Pro and Cabela's banners, sells freshwater fishing and pontoon boats under the Tracker brand and runs Big Cedar Lodge in the foothills of the Ozark Mountains.
BDP International, Inc. (f/k/a BDP Buyer, LLC)
BDP International, Inc. (f/k/a BDP Buyer, LLC) is a global non-asset-based third-party logistics that provides international transportation (ocean, air, & inland) and related services (freight forwarding, customs brokerage, warehousing, etc.) primarily to the chemical and life sciences industries.

Beacon Pointe Advisors, LLC
Beacon Pointe Holdings is an integrated wealth management platform with comprehensive financial planning capabilities.
Benify (Bennevis AB)
Benify (Bennevis AB) provides an employee engagement, benefits and wealth ecosystem to corporate customers and end-users across Sweden, the Netherlands and Western Europe. Via the platform, employees can navigate benefits such as private pension contributions (with employer matching), private healthcare sponsored by the employer, employee insurance policies, corporate cars and benefit selections.
Blackhawk Network Holdings, LLC
Blackhawk Network Holdings, LLC operates a distribution network for physical and digital gift and prepaid cards, connecting over 900 brand partners with more than 252,000 retail locations and online platforms.
Boxer Parent Company Inc.
Boxer Parent Company, Inc. provides IT management solutions primarily for large enterprises. The company’s software manages fleets of computer servers and mainframes, configuring new machines and applying updates to older ones.
Brown Machine Group Holdings, LLC
Brown Machine Group Holdings, LLC designs and manufactures thermoforming equipment that is largely used by large packaging producers in the production of plastic packaging containers within the food and beverage industry (rigid food packaging, cups / lids, plates, bowls, and trays).
Cadent, LLC (f/k/a Cross MediaWorks)
Cadent, LLC is a group of companies that builds advertising solutions driven by data and technology. The company offers a full suite of products and services that help advertisers, their agencies, and content owners get better return-on-investment from TV brand advertising. Services offered include strategic media planning, network TV advertising solutions, data-driven TV advertising solutions, next-generation addressable TV software, and creative development.
Carlson Travel, Inc.
Carlson Travel is a global market leader specialized in business travel management and is the world’s largest business travel management company in terms of traffic.
Carlyle Aviation Partners Ltd.
Carlyle Aviation Partners Ltd. is a multi-strategy aviation investment manager with extensive experience managing aircraft and engine assets of all ages, through all points of an economic cycle.
Centralis Finco S.a.r.l.
Centralis Finco S.a.r.l. is a Luxembourg-based provider of corporate trust and administrative services to multi-national corporations and institutional clients.
Cineworld Group PLC
Cineworld Group PLC is one of the largest global movie theater operators.
Clarios Global LP
Clarios Global LP manufactures automobile parts. Clarios supplies energy storage solutions, lead-acid, and advanced batteries for hybrid and electric vehicles.

Classic Collision (Summit Buyer, LLC)
Classic Collision (Summit Buyer, LLC) is a multi-site operator of auto repair facilities in the Southeast. In addition to traditional auto body repair services, Classic offers glass replacement and repair services.
CM Acquisitions Holdings Inc.
CM Acquisitions Holdings Inc. is a global SaaS-based email marketing automation platform consisting of several branded email service providers (“ESPs”) and complementary technologies that allow businesses to create, automate, send, and track personalized marketing campaigns.
CMT Opco Holding, LLC (Concept Machine)
CMT Opco Holding, LLC (Concept Machine) is a full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest. The company distributes products including machine tools for metal cutting, metrology equipment for quality control precision measuring, metal stamping, metal fabrication and automation equipment (i.e. robotic solutions).
Confie Seguros Holding II Co.
Confie Seguros Holding II Co. is a retail non-standard auto insurance broker.
Contabo Finco S.À R.L
Contabo Finco S.À R.L is a Germany-based internet hosting services provider, specializing in contracted virtual private server and dedicated hosting for the small-to-medium enterprise and tech-savvy developer niche segments.
Container Store Group, Inc., (The)
The Container Store Group, Inc. is a leading retailer of storage and organization products in the United States.
CSL DualCom
CSL DualCom is a provider of managed connectivity services, which are integrated into third-party monitoring systems. The managed services offering combines; (i) cellular and fixed line connectivity, (ii) communication devices/hardware, and (iii) performance monitoring/connection management.
Dart Buyer, Inc
Dart Buyer, Inc. engineers and manufactures helicopter aftermarket equipment and original equipment manufacturers replacement parts for rotorcraft operators, maintenance providers, and original equipment manufacturers. Products include flotation equipment and rafts, landing gear, and tools & accessories as well as repair & overhaul services for float, raft, and other equipment.
Diamond Sports Group, LLC
Diamond Sports Group, LLC is an owner / operator of regional sports networks.
Distinct Holdings, Inc.
Distinct Holdings, Inc. is a global full-service provider of integrated audio visual (“AV”) solutions for Fortune 500 customers across broadcasting, financial services, education, technology and other end markets. Typical applications include conference and meeting rooms, training spaces, live & studio production sound technology, sports venue technology and digital advertising signage.
DreamStart Bidco SAS (d/b/a SmartTrade)
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Elmwood CLO: Series 2019-1A
Elmwood CLO: Series 2019-1A is a collateralized loan obligation managed by Elmwood Asset Management LLC.
Endo International PLC
Endo International PLC is a specialty pharmaceutical company focused on complex generics and specialty branded products.
Envision Healthcare Corp.
Envision Healthcare Corp. is a leading national provider of outsourced physician services and ambulatory surgery centers.
Exeter Property Group, LLC
Exeter Property Group, LLC is a SEC-registered RIA that sells assembled portfolios of industrial properties in large transactions, realizing a portfolio premium and often retaining evergreen property management and leasing revenues on these assets.
Eyemart Express LLC
Eyemart Expres LLC s is the second largest independent, value-focused optical retailer in the U.S. and the seventh largest optical retailer overall.
F24 (Stairway Bidco Gmbh)
F24 (Stairway Bidco Gmbh) is a leading European crisis management software (“CMS”) vendor, based in Germany.
Foundation Risk Partners, Corp.
Foundation Risk Partners, Corp. is an insurance brokerage and consulting firm.
Frazer Consultants, LLC (dba Tribute Technology)
Frazer Consultants, LLC (dba Tribute Technology) is the market leading provider of management software and web-based solutions to the funeral home industry in the U.S. and Canada.
GoldenTree Loan Opportunities IX, Limited: Series 2014-9A
GoldenTree Loan Opportunities IX, Limited: Series 2014-9A is collateralized loan obligation that is managed by GoldenTree Asset Management LP.
Gulf Finance, LLC
Gulf Finance LLC is a refined products terminalling, storage and wholesale business.
Hawaiian Airlines 2020-1 Class B Pass Through Certificates
Hawaiian Airlines is Hawaii's biggest and longest-serving airline.
Heartland, LLC
Heartland, LLC is a leading provider of commercial landscape maintenance and winter services. Service offerings include contractual maintenance, landscape enhancements, and winter services.
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.))
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.)) is an insurance business that provides broking, MGA and associated services.

Highbridge Loan Management Ltd: Series 2014A-19
Highbridge Loan Management Ltd: Series 2014A-19 is a collateralized loan obligation that is managed by Highbridge Principal Strategies LLC.
Holley Performance Products (Holley Purchaser, Inc.)
Holley Performance Products (Holley Purchaser, Inc.) is a provider of automotive aftermarket performance products via a portfolio of brands across product categories including carburetors, EFI, ignition, exhaust shifters and electronic tuning.
HW Holdco, LLC (Hanley Wood LLC)
HW Holdco, LLC (Hanley Wood LLC) is a market leading provider of information/data services, media, and marketing for the residential and commercial real estate construction markets.
Hyperion Materials & Technologies, Inc.
Hyperion Materials & Technologies, Inc. is a market leading producer of specialty hard materials and precision tool components. The company’s products are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
IM Analytics Holding, LLC (d/b/a NVT)
IM Analytics Holding, LLC (d/b/a NVT) is a provider of test and measurement equipment used for vibration, noise, and shock testing.
Institutional Shareholder Services, Inc.
Institutional Shareholder Services, Inc. is a leading provider of corporate governance and responsible investment solutions for asset owners, asset managers, hedge funds, and asset service providers.
International Wire Group Inc.
International Wire Group Inc. is the largest bare copper wire and copper wire products manufacturer in the United States with operations in Europe.
ISS#2, LLC (d/b/a Industrial Services Solutions)
ISS#2, LLC (d/b/a Industrial Services Solutions) is a provider of maintenance, repair, and overhaul services for process equipment for customers within the industrial, energy, and power end-markets.
Jade Bidco Limited (Jane’s)
Jade Bico Limited (Jane’s) is the leading global provider and “reference brand” of critical openly-sourced (i.e. non-classified) defense intelligence data and a trusted partner of the world’s top governments and aerospace & defense businesses across EMEA, Americas and APAC.
JetBlue 2019-1 Class B Pass Through Trust
JetBlue Airways Corporation is a passenger airline that operates primarily on point-to-point routes with its fleet of Airbus A320 aircraft and EMBRAER 190 aircraft. JetBlue serves destinations in 22 states, Puerto Rico, Mexico and 12 countries in the Caribbean and Latin America.
Jocassee Partners LLC
Jocassee Partners LLC is a joint venture between BBDC and South Carolina Retirement Systems Group Trust, which invests in a highly diversified asset mix including senior secured, middle-market, private debt investments, syndicated senior secured loans, structured products and real estate debt.

Kenan Advantage Group Inc.
Kenan Advantage Group Inc. is the largest fuels delivery company in North America, and the only carrier with a nationwide network. Kenan specializes in the short-haul, “last mile” delivery of refined petroleum products from pipelines and refineries to gasoline stations, fuel marketers and other end-users in the country's energy distribution network.
Kene Acquisition, Inc. (En Engineering)
Kene Acquisition, Inc.(EN Engineering) provides outsourced engineering services to electric and gas utility, oil & gas and other critical infrastructure sectors.
Lighthouse Autism Center (LAC Intermediate, LLC)
Lighthouse Autism Center (LAC Intermediate, LLC) provides center-based (i.e., clinic locations) applied behavior analysis services for children diagnosed with autism spectrum disorder.
Learfield Communication, LLC
Learfield Communications is a leader in the college sports marketing industry connecting brands with sports fans through multimedia rights for numerous universities, conferences, and arena properties.
LTI Holdings, Inc. (Boyd Corporation)
LTI Holdings, Inc. (Boyd Corporation) is a manufacturer of die cast plastic parts and molded extrusions for use in a variety of end markets with industrial end markets and technology end markets.
Mallinckrodt Plc
Mallinckrodt Plc is a global specialty pharmaceutical and medical imaging business that develops, manufactures, markets and distributes specialty pharmaceutical products and medical imaging agents. The company has branded and generic pharmaceutical products primarily focused on treating acute and chronic pain.
MB2 Dental Solutions, LLC
MB2 Dental Solutions, LLC is a dental service organization and operates clinics with a focus on the Southern United States including TX, AZ, NM, CO, TN, AK, LA, AR, and OK.
Media Recovery, Inc. (SpotSee)
Media Recovery, Inc. (SpotSee) is a global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
Music Reports, Inc.
Music Reports, Inc. leverages its proprietary music and cue sheet copyright databases to deliver a comprehensive offering of rights and royalties administration solutions to music & entertainment customers (i.e. Pandora, Amazon Music, Spotify, Netflix, Peloton and numerous local TV stations).
Neuberger Berman CLO Ltd: Series 2020-36A
Neuberger Berman CLO Ltd: Series 2020-36A is a collateralized loan obligation that is managed by Neuberger Berman.
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions)
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions) is a leading manufacturer of commercial and industrial gas meters, pipeline solutions, chemical injection pumps, and electric actuators.

Nouryon Finance B.V. (Starfruit US Holdco, LLC)
Nouryon Finance B.V. (Starfruit US Holdco, LLC) is a global manufacturer of specialty and commodity chemicals that serve a diverse portfolio of products, end-markets, customers and geographies.
Options Technology Ltd.
Options Technology Limited is a vertically focused managed colocation, managed application, and managed IT services provider. The company specializes in supporting financial services customers, including sell-side banks, hedge funds, global asset managers, and FinTech firms.
Pare SAS (SAS Maurice MARLE)
Pare SAS (SAS Maurice MARLE) is the leading European manufacturer of orthopedic implants and third largest player worldwide with a core focus on knee and hip implants.
Patriot New Midco 1 Limited (Forensic Risk Alliance)
Patriot New Midco 1 Limited (Forensic Risk Alliance) is an international forensic accounting firm. The firm has a focus on complex regulatory investigations and compliance with regulatory settlements, working on some of the largest and most complex regulatory investigations globally.
Phoenix Services International LLC
Phoenix Services International LLC is a leading provider of steel mill services globally (US and Europe). Core services include slag handling utilizing slag pot carriers or the traditional slag pit digging with front-end loaders; the recovery and sizing of scrap metal to customers' specifications; and processing slag for use by steel mill customers or marketing processed slag material for aggregate use.
Playtika Holding Corp.
Playtika Holding Corp. is one of the largest mobile games companies in the world. The company offers free-to-play social games thru social networks and other mobile platforms and earns revenue thru in-game purchases.
Premier Technical Services Group (Project Graphite)
Premier Technical Services Group (Project Graphite) is a safety services company, providing critical testing and compliance inspection and installation services to property owners and facility managers.
Process Equipment, Inc. (ProcessBarron)
Process Equipment, Inc. (ProcessBarron) specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
Professional Datasolutions, Inc. (PDI)
Professional Datasolutions, Inc. (PDI) is a provider of enterprise resource planning software and services for multi-unit convenience stores and wholesale petroleum marketers (gas stations) across North America, primarily in the U.S.
Project Potter Buyer, LLC (Command Alkon)
Project Potter Buyer, LLC (Command Alkon), is a best-of-breed, vertical-market software and technology provider to the heavy building materials industry. Command Alkon delivers purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
PSC UK Pty Ltd.
PSC UK Pty Ltd. is an independent UK insurance broker platform comprised of retail and wholesale brokers placing predominantly SME and corporate insurance products including professional indemnity, cyber, directors & officers, commercial, healthcare and UK professional schemes and M&A coverage (reps & warranties).

Radiate HoldCo, LLC
Radiate HolCo, LLC is the 7th largest cable provider in the US offering HSD, video and voice services in the Northeast, Chicago and Texas markets.
Recovery Point Systems, Inc.
Recovery Point provides IT infrastructure, colocation, and cloud based resiliency services to commercial and government customers. With a focus on Disaster Recovery as a Service (“DRaaS”), these services protect against tech failure, business downtime, and data loss for large enterprises and government entities.
Refinitiv US Holdings, Inc.
Refinitiv US Holdings, Inc. is a leading provider of financial data and analytic services to the global financial community.
RR Ltd: Series 2019-6A
RR Ltd: Series 2019-6A is a broadly syndicated collateralized loan obligation managed by Redding Ridge Asset Management LLC.
Ruffalo Noel Levitz, LLC
Ruffalo Noel Levitz, LLC is the leading provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
Scaled Agile, Inc.
Scaled Agile, Inc. provides training and certifications for IT professionals focused on Agile software development. Agile is a software development framework of principles that helps established enterprises make sweeping organizational changes quickly.
SCI Packaging Inc.
SCI Packaging, Inc. is a North American manufacturer of metal and plastic containers for the North American rigid packaging market and the #3 producer of aerosol cans. Product offering includes a wide variety of steel containers such as paint, aerosol and specialty cans that are used by its customers to package a diverse range of end-use products which, in addition to paint, include household and personal care products, automotive after-market products, paint thinners and driveway and deck sealants.
SeaWorld Entertainment, Inc.
SeaWorld Entertainment, Inc. is a leading theme park and entertainment company, which blends traditional theme park entertainment with education and interaction with nature.
Serta Simmons Bedding LLC
Serta Simmons Bedding LLC is a mattress manufacturer in the U.S. and a leading manufacturer globally. The company operates under three main brands - Serta, Simmons and Tuft & Needle. Under the main brands the company has individual mattress brands that include Perfect Sleeper, iComfort, iSeries, SertaPedic, Beautyrest, BeautySleep, Beautyrest Black and Tuft & Needle.
Smile Brands Inc.
Smile Brands Inc. is one of the five largest dental support organizations in the US. Smile Brands operates under three primary brands, Bright Now! Dental, Monarch Dental and Castle Dental.
Springbrook Software (SBRK Intermediate, Inc.)
Springbrook Software (SBRK Intermediate, Inc.) is a vertical-market ERP software and payments platform focused on the local government end-market. The company offers system-of-record software solutions to manage utility billing, finance, HR, and payments, primarily serving municipalities with populations of under 50,000.

Syniverse Holdings, Inc.
Syniverse Holdings, Inc. is a leading provider of interoperability and network services for wireless telecommunications carriers. Syniverse provides third-party, inter-carrier services to the telecom market with a historic concentration in the US serving CDMA carriers.
Tahoe Subco 1 Ltd. (Almonde, Inc.)
Tahoe Subco 1 Ltd. (Almonde, Inc.) is a provider of enterprise software to the Banking and Capital Markets industries, both on the buy-side and sell-side. The company provides a broad range of solutions to help all types of financial institutions run their businesses more efficiently and cost-effectively.
Team Health Holdings, Inc.
Team Health Holding, Inc. is a leading provider of outsourced physician staffing and administrative services to hospitals and other healthcare providers in the United States. Its service lines comprise emergency medicine, inpatient services, anesthesiology, radiology, pediatrics, temporary staffing, primary care clinics and occupational medicine, and other non-physician staffing services.
The Hilb Group, LLC
The Hilb Group, LLC is an insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
Thompson Rivers LLC
Thompson Rivers LLC is a joint venture between BBDC and Jocassee Partners LLC.
Total Safety U.S. Inc.
Total Safety U.S. Inc. is a global provider of comprehensive, mission-critical safety services and equipment to the refining, petrochemical / chemical processing, and oil and gas exploration and production industries.
Transit Technologies LLC
Transit Technologies LLC is a software platform focused on the highly fragmented transportation software market. The company’s passenger products enable customers to manage and streamline operations by leveraging Transit’s end-to-end software solutions. Capabilities include real-time scheduling, fleet dispatching, vehicle tracking, route optimization, ride eligibility verification, and payment collection.
Transportation Insight, LLC
Transportation Insight, LLC operates as an asset light third-party logistics provider and provides co-managed enterprise logistics solutions to a diverse and growing base of North American customers in multiple end markets and also provides TL freight brokerage, refrigerated brokerage and parcel services. Customers typically consist of small to medium sized enterprises with larger clients also targeted given the growing TI platform.
Triumph Group Inc.
Triumph Group, Inc. designs and manufactures aircraft and engine components, sub-assemblies and systems and provides FAA certified repair and overhaul services on components and instruments.
Truck-Lite Co., LLC
Truck-Lite Co., LLC is a leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
Trystar, LLC
Trystar, LLC is a niche manufacturer of temporary electrical power distribution products for the power rental, industrial, commercial utility and back-up emergency markets. Trystar products connect power sources (generators or utility lines) to power uses (machines) for temporary power, mobile power, and back-up power needs.

U.S. Anesthesia Partners, Inc.
U.S. Anesthesia Partners, Inc. is a physician practice management company, primarily focused on anesthesia services.
U.S. Silica Company
U.S. Silica Company is a leading producer of commercial silica serving both the industrial and frac sand markets.
UKFast Leaders Limited
UKFast Leader Limited offers managed hosting as well as private/public/hybrid cloud solutions to its SME customer.
USF Holdings LLC (U.S. Farathane, LLC)
USF Holdings LLC (U.S. Farathane, LLC) manufactures plastic injection molded, compression, and extruded components primarily for lightweight vehicles. They sell primarily functional black plastic which is featured in interior/underhood and exterior applications.
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.)
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.) is one of the largest providers of court reporting, record retrieval and other legal supplemental services to law firms, insurance providers, and corporations.
Utac Ceram
UTAC Ceram is a French automotive homologation and testing specialist. As such, the company provides services ranging from the regulated European certifications to be conducted ahead of commercializing a new automotive platform to outsourced testing services conducted during the development of a new vehicle.
Validity, Inc.
Validity, Inc. is a provider of marketing database integrity and cleansing software solutions to customers utilizing third-party CRMs.
Winebow Group, LLC, (The)
Winebow Group, LLC (The) is a major importer and distributor of fine wine, craft spirits, and sake from around the world.
World 50, Inc.
World 50, Inc. is a service provider offering exclusive peer-to-peer networks for C-suite executives at leading corporations.

MANAGEMENT OF BARINGS BDC
Please refer to “Proposal No. 1: Election of Directors,” “Compensation Discussion,” “Director Compensation,” “Corporate Governance” and “Executive Officers and Certain Other Officers Who are Not Directors” Executive Compensation” in Barings BDC’s most recent definitive proxy statement, which is incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of Barings BDC.

PORTFOLIO MANAGEMENT OF BARINGS BDC
Barings BDC’s investment origination and portfolio monitoring activities are performed by Barings’ Global Private Finance Group (“Barings GPFG”). Barings GPFG has an investment committee (the “Barings Investment Committee”) that is responsible for all aspects of the investment process. The Barings Investment Committee is comprised of six members, including (1) Barings BDC’s Chief Executive Officer, Eric Lloyd, (2) Barings BDC’s President, Ian Fowler, along with each of (3) Adam Wheeler, (4) Terry Harris, (5) Mark Flessner and (6) Brian Baldwin. The investment process is designed to maximize risk-adjusted returns, minimize non-performing assets and avoid investment losses. In addition, the investment process is also designed to provide sponsors and prospective portfolio companies with efficient and predictable deal execution.
Biographical information regarding the Barings Investment Committee is as follows:
Eric Lloyd
Mr. Lloyd is Barings BDC’s Chief Executive Officer and brings over 30 years of experience in investment management, investment banking, leveraged finance and risk management to the Barings BDC Board. As the recently appointed Head of Private Assets, he is responsible for managing all aspects of Barings’ global private assets businesses, including real estate debt and equity, multi-asset, middle market direct lending, infrastructure debt, corporate private placements, private asset-backed securities, whole loan residential mortgages, private equity funds and co-investments and private equity real assets. He also oversees strategic relationship management and is a member of Barings’ Senior Leadership Team. Prior to joining Barings in 2013, Mr. Lloyd served as Head of Market and Institutional Risk for Wells Fargo, was on Wells Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities. Before the acquisition of Wachovia, Mr. Lloyd worked in Wachovia’s Global Markets Investment Banking division and served on the division’s Operating Committee, where he held various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Mr. Lloyd holds a B.S. in Finance from the University of Virginia, McIntire School of Commerce.
Ian Fowler
Mr. Fowler is Barings BDC’s President and is Co-head of Barings’ Global Private Finance Group, a member of the group’s North American Private Finance Investment Committee, European Private Finance Investment Committee and Asia-Pacific Investment Committee and Chief Executive Officer and President of Barings Capital Investment Corporation. He is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. Fowler has worked in the industry since 1988 and his experience has encompassed middle market commercial finance, including originating, underwriting and managing senior secured loans, mezzanine and co-investment transactions. Prior to joining Barings in 2012, he was a Senior Managing Director with Harbour Group and co-founded Freeport Financial LLC where he was a member of the Executive Credit Committee and responsible for all business development and capital market initiatives. While at Freeport, he helped build the company into one of the top five (5) non-bank affiliated middle market Sponsor finance companies in the United States. Before Freeport, Mr. Fowler was Managing Director and Global Group Leader for GE Capital’s Global Sponsor Finance Group. Prior to GE Capital, Mr. Fowler held various leveraged finance and investment positions with NationsBank and Mellon Bank. Mr. Fowler holds a B.A. (Honors) from the University of Western Ontario and is a member of the CFA Institute.
Adam Wheeler
Adam Wheeler is Co-Head of Barings’ GPFG and a member of the group’s three regional investment committees. He is responsible for leading the teams that originate, underwrite and manage private credit investments in Europe and the developed Asia-Pacific region. Adam has worked in the industry since 1994 and his experience has encompassed mezzanine investing, private debt investing, originating, structuring and underwriting leveraged loans. Prior to joining the firm in 2009, he worked for AMP Capital Investors as the head of the Australian and New Zealand Private Debt business where he was responsible for managing a team that originated, arranged and invested in mezzanine and related private debt financings. He was also a member of the AMP Capital Private Debt Investment Committee. Before AMP, he held origination, underwriting and advisory positions at Rabobank Corporate Finance, N.M. Rothschild & Sons and PricewaterhouseCoopers. Adam holds a B.Com. and L.L.B. from the University of New South Wales, a G.D.M. from the Australian Graduate School of Management, and is a member of the Institute of Chartered Accountants in Australia and a Fellow of the Financial Services Institute of Australasia.

Terry Harris
Terry Harris is Head of Portfolio Management for Barings GPFG. He is responsible for supervising investment and portfolio management and participating on all three of the group’s investment committees. Terry has worked in the industry since 1991 and his experience has encompassed investing senior and mezzanine debt and equity in middle market companies operating in commercial and industrial as well as specialized industries. Prior to joining the firm in 2013, Terry was a Partner of Tower Three Partners, and he served as Chief Investment Officer of Firstlight Financial Corporation. Before Firstlight, he was Chief Risk Officer for GE Capital’s Global Telecom, Media & Technology Finance Group. He also held senior credit positions at Bank of America Commercial Finance and Transamerica Commercial Finance. Terry holds a B.S. and an M.B.A from Florida State University, and is a Certified Public Accountant (inactive).
Mark Flessner
Mark Flessner is a senior member of Barings GPFG and a member of the North American Private Finance Investment Committee. He is responsible for the execution of investments and overseeing the portfolio management of North American private finance strategies. Mark has worked in the industry since 2002 and his experience has encompassed the middle market commercial finance and financial services. Prior to joining the firm in 2012, Mark was a Managing Director with Harbour Group. Before Harbour Group, he was a Director at Freeport Financial where he was responsible for underwriting, structuring, closing, and managing transactions, including investments of senior debt, junior capital, and equity. He also worked in GE Capital's Global Sponsor Finance Group and was a Manager at PricewaterhouseCoopers in the Business Assurance practice. Mark holds a B.S. from Illinois State University, an M.B.A. from the Kellogg School of Management at Northwestern University and is a Certified Public Accountant.
Brian Baldwin
Brian Baldwin is a senior member of Barings GPFG and a member of the North American Private Finance Investment Committee. He is responsible for originating, executing and monitoring North American private finance investments with management responsibilities. Brian has worked in the industry since 1994 and his experience has encompassed the middle market commercial finance industry. Prior to joining the firm in 2012, Brian served as a Managing Director at Harbour Group. Before joining Harbour Group, Brian worked for Freeport Financial where he was responsible for originating, structuring, and closing transactions. Prior to joining Freeport Financial, Brian held senior positions at GE Capital and Heller Financial. Prior to Heller Financial he held various finance roles at PPM America and Grant Thornton LLP. Brian holds a B.S. in Accounting from Illinois State University and is a Certified Public Accountant. Brian is a Board Member of 1st Farm Credit Services and is currently Vice Chairman of the Audit Committee.
Equity Securities
The dollar range of equity securities in Barings BDC beneficially owned at December 31, 2019 by each member of the Barings Investment Committee is as follows:
Name	Dollar Range of Equity Securities in Barings BDC(1)
Eric Lloyd	Over $100,000
Ian Fowler	—
Adam Wheeler	—
Terry Harris	—
Mark Flessner	—
Brian Baldwin	Over $100,000
(1)	Dollar ranges are as follows: $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000.

Other Accounts Managed
Collectively or separately Eric Lloyd, Ian Fowler, Adam Wheeler, Terry Harris, Mark Flessner, and Brian Baldwin are also primarily responsible for the day-to-day management of certain other accounts and pooled investment vehicles, with approximately $20.2 billion of capital under management as of September 30, 2020, of which certain accounts and vehicles, with approximately $12.6 billion of capital under management as of September 30, 2020, are subject to performance or incentive fees.
Compensation
Barings’ financing arrangements with the Barings Investment Committee, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF BARINGS BDC
Barings BDC has procedures in place for the review, approval and monitoring of transactions involving Barings BDC and certain persons related to Barings BDC. As a BDC, Barings BDC is subject to certain regulatory requirements that restrict Barings BDC’s ability to engage in certain related-party transactions. Barings BDC has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
In addition, Barings BDC adopted and maintains a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Barings BDC, so long as such investments are made in accordance with the code’s requirements and applicable law. A copy of the global code of ethics policy is available on the Governance section of Barings BDC’s website at www.baringsbdc.com.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF BARINGS BDC
As of November 19, 2020, there were 47,961,753 shares of Barings BDC Common Stock outstanding.
The following table sets forth, as of the date of this joint proxy statement/prospectus, information with respect to the beneficial ownership of Barings BDC Common Stock by:
•	each person known to Barings BDC to beneficially own more than 5% of the outstanding shares of Barings BDC Common Stock;
•	each of Barings BDC’s directors and each named executive officer; and
•	all of Barings BDC’s directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 47,961,753 shares of Barings BDC Common Stock outstanding as of November 19, 2020.
Unless otherwise indicated, to Barings BDC’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Barings BDC, 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Pro forma percentage of outstanding common stock of Barings BDC
Directors and Executive Officers:
Interested Directors
Tom Finke	26,028	*	*
Michael Freno	14,094	*	*
Eric Lloyd	29,948	*	*
Independent Directors
Mark F. Mulhern	14,855	*	*
Thomas W. Okel	5,500	*	*
Jill Olmstead	4,000	*	*
John A. Switzer	5,000	*	*
Executive Officers Who are Not Directors
Ian Fowler	—	—	—
Jonathan Bock	22,075	*	*
Michael Cowart	—	—	—
Jill Dinerman	—	—	—
Elizabeth Murray	12,034	*	*
Directors and Executive Officers as a Group (12 persons)	133,534	*	*
Five Percent Stockholders:
Barings LLC	13,639,681	28.4%	21.1%
RiverNorth Capital Management, LLC(3)	2,815,252	5.9%	4.4%
*	Less than 1%.
(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of Barings BDC Common Stock and each director and officer has sole voting and/ or investment power over the shares reported.

(2)	Based on a total of 47,961,753 shares issued and outstanding as of November 19, 2020.
(3)
Based upon a Schedule 13G filed with the SEC on February 13, 2020 by RiverNorth Capital Management, LLC. RiverNorth Capital Management, LLC has sole voting and investment power over all 2,815,252 shares beneficially owned by it. The address of RiverNorth Capital Management, LLC is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654-7030.

The following table sets forth the dollar range of Barings BDC common stock beneficially owned by each of Barings BDC’s directors as of September 30, 2020. Information as to beneficial ownership is based on information furnished to Barings BDC by such persons. Barings BDC is the sole registered investment company overseen by the directors and is not a member of a “Family of Investment Companies.”
Directors	Dollar Range of Common Stock Beneficially Owned(1)
Independent Directors
Mark F. Mulhern	Over $100,000
Thomas W. Okel	$50,001-$100,000
Jill Olmstead	$10,001-$50,000
John A. Switzer	$10,001-$50,000
Interested Directors
Tom Finke	Over $100,000
Michael Freno	Over $100,000
Eric Lloyd	Over $100,000
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

BUSINESS OF MVC
The information in “Business” in Part I, Item 1 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 is incorporated herein by reference.
DETERMINATION OF NET ASSET VALUE OF MVC
The information in “Business—Valuation of Portfolio Securities” in Part I, Item 1 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 is incorporated herein by reference.

REGULATION OF MVC
The information in “Business—Certain Government Regulations” in Part I, Item 1 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MVC
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and in Part 1, Item 2 of MVC’s Quarterly Reports on Form 10-Q for the quarters ended January 31, 2020, April 30, 2020 and July 31, 2020 is incorporated herein by reference.

SENIOR SECURITIES OF MVC
Information about MVC’s senior securities is shown as of the dates indicated in the below table. The report of MVC’s independent registered public accountants, Grant Thornton LLP, on the senior securities table as of October 31, 2019, October 31, 2018, October 31, 2017, October 31, 2016 and October 31, 2015 is attached as an exhibit to this Registration Statement of which this proxy statement/prospectus is a part.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit
Lines of Credit
2000	$—	$—	$—	N/A
2001	$—	$—	$—	N/A
2002	$—	$—	$—	N/A
2003	$—	$—	$—	N/A
2004	$10,025,000	$12,527.91	$—	N/A
2005	$—	$—	$—	N/A
2006	$100,000,000	$3,369.93	$—	N/A
2007	$80,000,000	$5,613.71	$—	N/A
2008	$69,000,000	$7,114.07	$—	N/A
2009	$62,300,000	$7,813.09	$—	N/A
2010	$50,000,000	$9,499.89	$—	N/A
2011	$50,000,000	$9,390.19	$—	N/A
2012	$50,000,000	$8,720.32	$—	N/A
2013	$164,408,750	$2,287.50	$—	$25,212.30
2014	$214,408,750	$1,603.96	$—	$25,375.20
2015	$212,408,750	$1,384.48	$—	$24,932.20
2016	$149,408,750	$1,871.09	$—	$24,736.70
2017	$114,408,750	$2,442.90	$—	$25,429.60
2018	$115,000,000	$1,971.51	$—	$25,531.30
2019	$130,100,000	$1,752.18	$—	$25,583.10
2020 (through July 31, 2020) - unaudited	$95,000,000	$1,899.64	$—	$24,152.10
(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

PORTFOLIO COMPANIES OF MVC
The following table sets forth certain information as of July 31, 2020 for each portfolio company in which MVC had an investment. The general terms of MVC’s debt and equity investments are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Overview” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Portfolio Investments” in Part II, Item 7 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 and “Business—General” and “Business—Our Investment Strategy” in Part I, Item I of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, which are each incorporated by reference in this joint proxy statement/prospectus. As of July 31, 2020, MVC had “control investments,” as defined in the Investment Company Act, in three portfolio companies. As of July 31, 2020, MVC was an “affiliated company,” as defined in the Investment Company Act, of three portfolio companies. In general, under the Investment Company Act, MVC would “control” a portfolio company if it owned, directly or indirectly, more than 25% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, 5% or more of its voting securities, but less than 25% of the voting securities of such company. As of July 31, 2020, MVC had $271.05 million (at fair value) invested in twenty six (26) portfolio companies and two (2) money market funds.
Company	Industry	Investment	Acquistion Date	Principal	Cost	Fair Value
Non-control/Non- affiliated investments- 81.43%(a, c, f, g)
Black Diamond Equipment Rentals, LLC	Equipment Rental	Second Lien Loan 12.5000% Cash,06/27/2022(k,n)	12/28/17	$7,500,000	$7,266,844	$7,500,000
		Warrants(d,n)	12/28/17	1	400,847	933,000
					7,667,691	8,433,000
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022(b, k, n)	10/31/14	33,137,484	33,137,484	26,248,833
		Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022(b, k, n)	10/31/14	6,253,813	6,253,813	4,953,764
		Revolver 12.0000% Cash, 3.0000% PIK, 04/30/2021(b,k,n)	07/01/19	3,745,808	3,745,808	3,381,296
					43,137,105	34,583,893
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020(b, k, n)	02/17/16	4,575,144	4,566,420	4,565,295
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares)(d, i, n)	06/21/00		15,000,000	12,750,000
Global Prairie PBC, Inc.	Marketing	Second Lien Loan 10.0000% Cash, 4.0000% PIK, 04/16/2025(b, k, n)	10/16/19	3,087,161	3,035,793	3,076,527
GTM Intermediate Holdings, Inc.	Medical Equipment/Manufacturer	Second Lien Loan 11.0000% Cash, 1.0000% PIK, 12/7/2024(b, k, n)	12/07/18	5,102,710	5,025,420	5,098,327
		Common Stock (2 shares)(d, n, q)	12/07/18		766,122	1,187,245
					5,791,542	6,285,572
Highpoint Global LLC	Government Services	Second Lien Note 12.0000% Cash, 2.0000% PIK, 09/30/2022(b, k, n)	10/19/17	5,280,808	5,237,046	5,280,808
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 16.7500% PIK, 9/15/2024(b, k, n)	06/01/16	12,101,934	12,085,650	11,574,645
Initials, Inc.	Consumer Products	Senior Subordinated Debt 8.0000% Cash, 7.0000% PIK, 10/1/2020(b, h, k, n)	06/23/15	5,642,913	5,642,913	626,221
International Precision Components Corporation	Plastic Injection Molding	Second Lien Loan 12.0000% Cash, 2.0000% PIK, 10/3/2024(b, k, n,r)	06/27/12	7,700,000	7,581,258	7,700,000
Jedson Engineering, Inc.	Engineering and Construction Management	First Lien Loan 12.0000% Cash, 3.0000% PIK, 06/30/2022(b, k, n)	06/25/19	9,487,685	9,311,595	6,598,351
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 6.0000% Cash, 10.0000% PIK, 03/31/2022(b, h, k, n)	12/30/14	10,141,212	10,141,212	9,259,159
Powers Equipment Acquisition Company, LLC	Equipment Manufacturer	First Lien Note 13.5000% PIK, 04/30/2024(b, k, n, s)	05/01/19	6,724,345	6,626,953	5,524,748
SMA Holdings, Inc.	Consulting	First Lien Loan 11.0000% Cash, 06/26/2024(k, n)	06/26/19	7,000,000	6,519,104	7,000,000
		Warrants(d, n)	06/26/19	2	504,555	792,120
					7,023,659	7,792,120

Company	Industry	Investment	Acquistion Date	Principal	Cost	Fair Value
Trientis GmbH	Environmental Services	First Lien Note 5.0000% PIK, 10/26/2024(b, e, h, m, n, o)	10/20/17	1,248,632	1,248,632	221,379
		Warrants(d, e, n, o)	03/19/18	1	67,715	—
					1,316,347	221,379
Tuf-Tug Inc.	Safety Equipment Manufacturer	Second Lien Loan 11.0000% Cash, 2.0000% PIK,02/24/2024(b, k, n)	08/24/18	5,061,687	5,030,101	5,052,984
		Common Stock (24.6 shares)(d, n, p)	08/24/18		750,000	535,924
					5,780,101	5,588,908
Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt 10.0000% Cash, 10/07/2023(k, n)	11/30/05	8,697,056	8,697,056	8,124,954
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 9.5000% Cash, 07/05/2025(l, n)	07/05/17	2,285,250	2,285,250	2,285,250
		Second Lien Loan, 9.5000% Cash, 07/05/2025(h, l, n)	07/05/17	2,485,469	2,485,469	—
					4,770,719	2,285,250
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares)(d, n)	03/28/13		5,488,000	10,000
		Secured Loan 8.0000% Cash, 04/30/2025(k, n)	05/02/14	1,500,000	1,500,000	1,500,000
		Senior Secured Loan 8.0000% Cash, 04/30/2025(k, n)	11/08/17	1,500,000	1,500,000	1,500,000
					8,488,000	3,010,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2021(k, n)	07/17/15	3,666,667	3,666,667	3,666,667
Sub Total Non-control/Non-affiliated investments					$175,567,727	$146,947,497
Affiliate investments - 23.77%(a, c, f, g)
Advantage Insurance, Inc.	Insurance	Preferred Stock (587,001 shares)(a, d, e, n)	09/23/13		5,870,010	5,175,776
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares)(a, d, e, n)	05/04/11		4,500	—
		Preferred Stock (9,159,085 shares)(a, d, e, n)	05/01/14		11,810,188	5,019,000
					11,814,688	5,019,000
Security Holdings B.V.	Electrical Engineering	Common Equity Interest(a, d, e, n)	09/03/08		51,204,270	18,844,000
		Bridge Loan 5.0000% PIK, 05/31/2022(a, b, e, k, n)	04/03/17	5,187,508	5,187,508	5,187,508
		Senior Subordinated Loan 3.1000% PIK, 05/31/2022(a, b, e, k, n)	05/30/18	8,677,707	8,677,707	8,677,707
					65,069,485	32,709,215
Sub Total Affiliate investments					$82,754,183	$42,903,991
Control investments - 17.18%(a, c, f, g)
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest(d, e, n)	09/20/07		$52,185,015	$14,737,000
		Bridge Loan 6.0000% Cash, 12/31/2021(e, k, n)	06/28/16	$7,149,166	7,149,166	7,149,166
					59,334,181	21,886,166
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest(d, j, k, n)	11/21/11		7,179,036	8,885,662
		General Partnership Interest(d, j, k, n)	11/21/11		183,138	227,491
					7,362,174	9,113,153
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares)(d, n)	07/15/11		924,475	—
		Series C Preferred Stock (23,896,634 shares)(d, n)	05/07/14		3,410,694	—
		Series B-1 Preferred Stock (4,999,076 shares)(d, n)	07/15/11		999,815	—
		Subordinated Debt 10.0000% PIK, 3/31/2021(b, h, k, n)	10/07/16	3,793,732	3,793,732	—
		Revolver 10.0000% PIK, 3/31/2021(b, h, k, n)	08/09/18	2,231,948	2,231,948	—

Company	Industry	Investment	Acquistion Date	Principal	Cost	Fair Value
		Revolver 10.0000% PIK, 3/31/2021(b, h, k, n)	08/30/19	726,704	726,704	—
		Warrants(d, n)	12/31/13	3	594,544	—
					12,681,912	—
Sub Total Control investments					$79,378,267	$30,999,319
TOTAL PORTFOLIO INVESTMENTS - 122.38%(f)					$337,700,177	$220,850,807
Cash equivalents- 27.82%(f, g)
Fidelity Institutional Government Money Market Fund - Class I	Money Market Fund	Beneficial Shares (50,100,415 shares)			$50,100,415	$50,100,415
Morgan Stanley Institutional Liquidity Government Portfolio - Class I	Money Market Fund	Beneficial Shares (99,904 shares)			99,904	99,904
Total Cash equivalents					50,200,319	50,200,319
TOTAL INVESTMENT ASSETS - 150.20%					$387,900,496	$271,051,126
(a)
These securities are restricted from public sale without prior registration under the Securities Act of 1933. MVC negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b)	These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.
(c)
All of MVC equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., Trientis GmbH, JSC Tekers Holdings, and MVC Private Equity Fund L.P.

MVC makes available significant managerial assistance to all of the portfolio companies in which it has invested.
(d)	Non-income producing assets.
(e)
The principal operations of these portfolio companies are located in Europe and Puerto Rico which represents approximately 23% of the total assets.The remaining portfolio companies are located in United States which represents approximately 55% of the total assets.

(f)	Percentages are based on net assets of $180,465,804 as of July 31, 2020.
(g)	See Note 3 for further information regarding “Investment Classification.”
(h)	All or a portion of the accrued interest on these securities have been reserved for.
(i)	Legacy Investments.
(j)
MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.The fund currently holds two investments, one located in the United States and one in Gibraltar, the investments are in the energy services and industrial sectors. MVC owns 18.9% of the fund through its limited partnership interest and owns .5% of the fund through its general partnership interest. MVC's proportional share of Gibdock Limited equity interest and loan and Advanced Oil Field Services, LLC common stock, preferred stock, and loan is $6,704,992 and $2,064,571, respectively. MVC's partnership interests in the MVC Private Equity Fund, LP are not redeemable.

(k)	All or a portion of these securities may serve as collateral for the People's United credit facility.
(l)
U.S. Gas & Electric, Inc. is an indirect subsidiary of Vistra Energy (NYSE: VST). On October 18, 2019 and July 6, 2020, Vistra Energy notified MVC that it was asserting offsets of MVC's loan assets totaling approximately $2.5 million relating to an indemnification claim obligations attributable to U.S. Gas.The offset is reflected in the fair value of the loan asset as MVC is considering its response to the claim.

(m)	Cash/PIK toggle at borrower's option
(n)	These securities are valued using unobservable inputs.
(o)	During the fiscal year ended October 31, 2018, all assets and liabilities of SGDA Europe were transferred to a new Austrian holding company, Trientis GmbH, to achieve operating efficiencies.
(p)	Shares of Tuf-Tug, Inc. are held via Alitus T-T, LP.
(q)	Shares of GTM Intermediate Holdings, Inc. are held via GTM Ultimate Holdings, LLC.
(r)	Variable PIK rate between 2.0000% and 3.5000%.
(s)	Variable cash rate between 10.5000% and 13.5000%.
PIK - Payment-in-kind
- Denotes zero cost or fair value.

Advantage Insurance Inc.
Advantage, Puerto Rico, is a provider of specialty insurance, reinsurance and related services to business owners and high net worth individuals.
Apex Industrial Technologies, LLC*
Apex, Cincinnati, Ohio, is a leading provider of automation vending equipment in industrial, retail and foodservice environments.
Array Information Technology, Inc.*
Array, Greenbelt, Maryland, is a leading IT services firm supporting multiple command and/or control groups within the U.S. Air Force, as well as various other federal, municipal and commercial customers.
Black Diamond Equipment Rental
Black Diamond, Morgantown, West Virginia, is a heavy equipment rental company.
Custom Alloy Corporation
Custom Alloy, High Bridge, New Jersey, manufactures time sensitive and mission critical butt-weld pipe fittings and forgings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.
Dukane IAS, LLC
Dukane, St. Charles, Illinois, is a global provider of plastic welding equipment.
Essner Manufacturing LP*
Essner, Ft. Worth, Texas, manufactures and supplies complex assemblies, machined parts and precision sheet metal components to aerospace suppliers.
Equus Total Return, Inc.*
Equus is a publicly traded business development company and regulated investment company listed on the New York Stock Exchange (NYSE:EQS). Consistent with the company’s valuation procedures, the company has been marking this investment to its market price.
Foliofn, Inc.
Foliofn, Vienna, Virginia, a Legacy Investment, is a financial services technology company that offers investment solutions to financial services firms and investors.
Global Prarie PBC, Inc.
Global Prairie, Kansas City, Missouri, is a marketing firm focusing on quality of life sectors (healthcare, environmental, agriculture).
GTM Intermediate Holdings, Inc.
GTM, Anderson, South Carolina, is a leading supplier of proprietary medical solutions for emergency trauma care.
Highpoint Global, LLC
Highpoint, Indianapolis, Indiana, is a government services firm focused on improving interactions between citizens and government organizations, particularly the Center for Medicare and Medicaid Services.
HTI Technologies and Industries, Inc.
HTI, LaVergne, Tennessee, is a manufacturer of electric motor components and designer of small motor systems.

Initials, Inc.
Initials, Clarkesville, Georgia, is a direct selling organization specializing in customized bags, organizational products and fashion accessories.
International Precision Components Corporation
IPCC, Lake Forest, Illinois, is a leading plastic injection molder.
Jedson Engineering, Inc.
Jedson, Cincinnati, Ohio, is a provider of engineering, procurement and construction management services.
JSC Tekers Holdings
JSC Tekers, Latvia, is a company focused on real estate management.
Legal Solutions Holdings, Inc.
Legal Solutions, Covina, CA, is a provider of record retrieval services to the California workers’ compensation applicant attorney market.
Morey’s Seafood International LLC*
Morey’s, Motley, Minnesota, is a manufacturer, marketer and distributor of fish and seafood products.
MVC Automotive Group GmbH
MVC Automotive, an Austrian-based holding company, owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria and the Czech Republic.
MVC Private Equity Fund, L.P.
MVC Private Equity Fund, L.P., Purchase, New York, (the “MVC PE Fund”) is a private equity fund focused on control equity investments in the lower middle market. MVC GP II, an indirect wholly-owned subsidiary of the company, serves as the GP to the MVC PE Fund and is exempt from the requirement to register with the Securities and Exchange Commission as an investment adviser under Section 203 of the Investment Advisers Act of 1940. MVC GP II is wholly-owned by MVCFS, a subsidiary of MVC. The MVC Board authorized the establishment of, and investment in, the MVC PE Fund for a variety of reasons, including MVC’s ability to participate in Non-Diversified Investments (as defined in the Investment Company Act) made by the MVC PE Fund. As previously disclosed, MVC is limited in its ability to make Non-Diversified Investments. For services provided to the MVC PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the MVC PE Fund and its portfolio companies and up to 30% of the carried interest generated by the MVC PE Fund. Further, at the direction of the MVC Board, the GP retained TTG Advisers to serve as the portfolio manager of the MVC PE Fund. In exchange for providing those services, and pursuant to the MVC Board’s authorization and direction, TTG Advisers is entitled to the remaining 75% of the management and other fees generated by the MVC PE Fund and its portfolio companies and any carried interest generated by the MVC PE Fund. A significant portion of the portfolio fees that are paid by the MVC PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the MVC PE Fund in the form of an offset to future management fees paid by the MVC PE Fund. Given this separate arrangement with the GP and the MVC PE Fund, under the terms of the MVC Investment Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from MVC a management fee or an incentive fee on assets of MVC that are invested in the MVC PE Fund.
Powers Equipment Acquisition Company, LLC
Powers, Warminster, Pennsylvania, is a family owned manufacturer of commercial refrigeration equipment.
RuMe, Inc.
RuMe, Denver, Colorado, produces functional and affordable products for the environmentally and socially-conscious consumer reducing dependence on single-use products.

Security Holdings, B.V.
Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.
SMA Holdings, Inc.
SMA, Irvine, California, is a strategic consulting firm, which has been serving the federal contracting and commercial markets for over 35 years.
Tin Roof Software, LLC
Tin Roof, Atlanta, Georgia, provides enterprise software development solutions and services to a variety of Fortune 500 clients.
Trientis GmbH
Trientis is an Austrian-based holding company that pursues environmental and remediation opportunities in Romania.
Tuf-Tug Inc.
Tuf-Tug, Moraine, Ohio, is a designer and manufacturer of fall protection and rigging gear.
Turf Products, LLC
Turf, Enfield, Connecticut, is a wholesale distributor of golf course and commercial turf maintenance equipment, golf course irrigation systems and consumer outdoor power equipment.
United States Technologies, Inc.
U.S. Technologies, Fairlawn, New Jersey, offers diagnostic testing, redesign, manufacturing, reverse engineering and repair services for malfunctioning electronic components of machinery and equipment.
U.S. Gas & Electric, Inc.
U.S. Gas, North Miami Beach, Florida, a wholly-owned indirect subsidiary of Crius, is a licensed Energy Service Company that markets and distributes natural gas to small commercial and residential retail customers in the state of New York.
U.S. Spray Drying Holding Company
SCSD, Huguenot, New York, provides custom spray drying products to the food, pharmaceutical, nutraceutical, flavor and fragrance industries.

MANAGEMENT OF MVC
Please refer to “Proposal 1: Election of Directors,” “Corporate Governance,” “Director and Executive Officer Compensation,” “Director Equity Ownership,” “Other Information about the Investment Adviser,” “Certain Relationships and Related Transactions” and “Exhibit A” in MVC’s most recent definitive proxy statement, and MVC’s Current Report on Form 8-K filed on July 31, 2020, which are incorporated by reference into this joint proxy statement/prospectus, for information relating to the management of MVC.

PORTFOLIO MANAGEMENT OF MVC
Mr. Tokarz is responsible for the day-to-day management of MVC’s portfolio. Mr. Tokarz draws upon the experience of the nine full-time investment professionals of TTG Advisers. TTG Advisers also uses the services of other investment professionals, with whom it has developed long-term relationships, on an as-needed basis. TTG Advisers looks to benefit from the combined resources and investment experience of all of its investment professionals. In addition, TTG Advisers employs seven other full-time professionals who manage the operations of MVC and provide investment support functions both directly and indirectly to our portfolio companies. The following information contains biographical information for key personnel of TTG Advisers (including their titles with TTG Advisers).
Senior Management Team
Michael T. Tokarz, Managing Principal & Co-Head of Portfolio
Mr. Tokarz is a senior investment professional with over 40 years of lending and investment experience. Prior to assuming his position as Chairman and Portfolio Head of MVC , and prior to founding The Tokarz Group (in 2002), a private merchant bank of which he is Chairman, Mr. Tokarz was a general partner with Kohlberg Kravis Roberts & Co. (“KKR”), one of the world’s most experienced private equity firms. During his 18-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz currently serves on corporate boards including Mueller Water Products, Inc. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois-focused venture capital seed fund and high Technology incubator, and is Chairman of a related private equity follow-on investment fund. Mr. Tokarz also serves as the Chairman Emeritus of the University of Illinois Foundation and its Investment and Executive Committees. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He received his undergraduate degree with High Distinction in Economics, and MBA in Finance from the University of Illinois and is a Certified Public Accountant. He was selected as one of the “The Best Corporate Directors in America” by Outstanding Directors Exchange in 2007.
Warren E. Holtsberg, Co-Head of Portfolio Management, TTG Advisers
Mr. Holtsberg is Co-Head of Portfolio Management of TTG Advisers. Mr. Holtsberg, who joined TTG Advisers in 2007, is a senior investment professional with almost 25 years of lending and investment experience. In his role at TTG Advisers, he sources and executes new investments and helps manage MVC’s global portfolio of private equity, venture, and small- and mid-cap debt and equity investments across a broad range of industries including technology, consumer/retail, energy and finance. He also heads the Chicago Office of TTG Advisers. Previously, Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. (NYSE:MOT) where he led the worldwide fund for eight years. Mr. Holtsberg was also a member of the Motorola Corporate Credit Committee. Before Motorola, Mr. Holtsberg spent two decades with the U.S. Government where he held a number of senior executive positions in the Aviation, Defense and Intelligence communities. Mr. Holtsberg is also a member of the Board of Directors of the Illinois Venture Capital Association, the Chicagoland Entrepreneurship Center, the Big Shoulders Fund for the Archdiocese of Chicago’s inner-city school fund, and Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator, and he is a Director of a related private equity follow-on investment fund. Mr. Holtsberg is a graduate of the University of Illinois and the Kellogg Management Institute at Northwestern University J.L. Kellogg Graduate School of Management.
Scott Schuenke, CPA, Chief Financial Officer
Mr. Schuenke currently serves as the Chief Financial Officer of TTG Advisers, in addition to his service as Chief Financial Officer of MVC. Mr. Schuenke also serves as the CFO of PPC Enterprises, LLC, a registered investment adviser. He previously served as the Chief Compliance Officer to MVC and TTG Advisers. Prior to joining MVC in June 2004, Mr. Schuenke served as a compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined MVC in 2004. Mr. Schuenke also served as the secretary of The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He previously served on the Boards of NPWT Corporation when it was a portfolio company of MVC, and Vestal Manufacturing Enterprises, Inc. through 2015. Mr. Schuenke is a Certified Public Accountant.

David J. Williams, Senior Managing Director
Mr. Williams joined MVC in October 2014, as Senior Managing Director to help lead MVC’s junior debt strategy. Prior to joining MVC, Mr. Williams founded Fifth Third Bank’s Mezzanine Finance Group. As a Senior Vice President and Managing Director of the Fifth Third Mezzanine Finance Group, Mr. Williams led or co-led more than 150 mezzanine transactions, representing over $800 million in mezzanine investments. Mr. Williams also led the efforts to establish Fifth Third’s Private Placements product. While at Fifth Third, Mr. Williams was responsible for the entire mezzanine finance product line including oversight of investment professionals. Prior to Fifth Third, he worked at First Interstate Bank, The Bank of California/Union Bank of California, and PNC. Mr. Williams is a graduate of Wittenberg University.
Investment Team
Chris Ferguson, Investment Professional
Mr. Ferguson joined TTG Advisers in April of 2012 and is responsible for sourcing, executing and monitoring investments. Prior to joining TTG Advisers Mr. Ferguson has worked in Private Equity at CCMP Capital, and as a member of a corporate cash management team at Credit Suisse. Mr. Ferguson holds a BA (Government) from Franklin and Marshall College in Lancaster Pennsylvania, and a MBA with a dual concentration in Finance and Management from Seton Hall University’s Stillman School of Business.
Scott D. Foote, Investment Professional
Mr. Foote joined MVC in October 2014 to help execute MVC’s junior debt strategy. Prior to joining MVC, Mr. Foote spent four years in Fifth Third Bank’s Mezzanine Finance Group, where he assisted in making direct mezzanine investments in lower middle market companies. While at Fifth Third, Mr. Foote also helped raise over $1.5 billion in private debt capital for public and private corporations. Mr. Foote is a graduate of Vanderbilt University and a CFA Charterholder.
David R. Gardner, Investment Professional
Mr. Gardner joined MVC in October 2014 to help execute MVC’s junior debt strategy. Prior to joining MVC, Mr. Gardner spent six years at Fifth Third Bank, where he assisted in making direct mezzanine investments in lower middle market companies. While at Fifth Third, Mr. Gardner also helped raise over $1.5 billion in private debt capital for public and private corporations. Mr. Gardner is a graduate of the University of Cincinnati and a CFA & CAIA Charterholder.
James D. Lynch, Managing Director
Mr. Lynch is a senior investment professional with over 20 years of consulting, operations and private equity experience. Mr. Lynch is a Managing Director of TTG Advisers with responsibilities for deal sourcing, execution and monitoring of portfolio investments. Prior to joining TTG Advisers in 2007, Mr. Lynch was a Managing Director at FTI Consulting (NYSE:FCN) and a Leader of the Intellectual Property Transactions practice. Previously, Mr. Lynch worked at Deloitte & Touche Financial Advisory Services. At both Deloitte and FTI, he managed global teams that performed innovation and corporate finance engagements for Fortune 500 corporations, financial institutions, entrepreneurial ventures and public sector institutions. The client engagements included corporate finance, M&A and intellectual property transactions, strategic innovation and operational consulting, technology commercialization and the creation of new business enterprises. Before Deloitte, Mr. Lynch worked in business competitive intelligence and internal audit for Owens Corning Corporation (NYSE:OC). He holds a Bachelor of Science (Accounting) from Purdue University and an MBA from the University of Illinois.
Harrison S. Mullin, Managing Director
Mr. Mullin joined MVC in October 2014 to help manage MVC’s junior debt strategy. Mr. Mullin spent the previous 12 years at Fifth Third Bank where he was a Managing Director of the Mezzanine Finance Group. While at Fifth Third, Mr. Mullin led 55 mezzanine deals, representing over $350 million of junior capital investment. Prior to Fifth Third, Mr. Mullin was a Principal at NetRoadshow (ultimately Yahoo!NetRoadshow) where he co-managed the East Coast Operations. Mr. Mullin started his finance career at Dillon Read & Co. where he was the lead associate on the equity capital markets desk assisting in all aspects of the new equity issuance process. Mr. Mullin is a graduate of Trinity College and received his MBA from Xavier University.

Puneet Sanan, Managing Director
Mr. Sanan is a senior investment professional with over 20 years of experience in private equity, leveraged/corporate finance and investment banking. Mr. Sanan joined MVC in March 2004 and has played a key role in MVC’s growth, debt and equity capital raise, and sourcing, execution and monitoring of investments. He also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Mr. Sanan worked at Cadigan Investment Partners, a leveraged buyout firm, and was involved in originating, developing, analyzing, structuring, financing and negotiating leveraged and management buyouts, recapitalizations and growth capital financing for middle-market companies. Previously, Mr. Sanan was a Vice President and managed the Investment Banking Division of Fano Securities, where he received international recognition for financial advisory work in alternative energy technology. Prior to joining Fano, Mr. Sanan was an Associate Director at UBS Warburg’s Leveraged Finance/Financial Sponsors group where he advised leading private equity firms on leveraged buyouts, mergers and acquisitions and private equity investments. Mr. Sanan has held various corporate finance and industry positions at PaineWebber, Legg Mason, Royal Dutch/Shell Group and Gist Brocades (now DSM N.V.). In 2003 and 2004, Mr. Sanan was named to the International Who’s Who of Professionals. Mr. Sanan received a Bachelor of Engineering (Honors) in Chemical Engineering from Panjab University, India; and an MBA in Finance from The University of Texas at Austin; and has passed the Series 7 and 63 NASD qualifying examinations.
Portfolio Investment Operations
Kevin Byrne, Chief Compliance Officer
Mr. Byrne joined in November 2013 as a Compliance Consultant and in early 2015 became the Chief Compliance Officer of MVC and TTG Advisers, responsible for overseeing both compliance programs. From 1998 through 2018, Mr. Byrne was a Member of Fisher Capital Corp. LLC, where he assisted in analyzing investment opportunities in financial services and managed the Firm’s compliance and administrative functions. Prior to Fisher Capital, Mr. Byrne was an executive in the Financial Services Division of American Re-Insurance Company in Princeton, NJ where he headed up the Tax Consulting and Administration Department. Prior to American Re, he worked in public accounting. Mr. Byrne holds a B.S. Degree in Accounting from Georgetown University, an M.S. Degree in Taxation from the Villanova University School of Law and is a member of the American Institute of Certified Public Accountants.
Patrick Mullins, Controller
Mr. Mullins joined TTG Advisers in July 2006 and currently serves as the Controller of TTG Advisers, in addition he serves as the Controller of the MVC. and the MVC PE Fund. Mr. Mullins assists in overseeing the financial operations of TTGA, MVC, its wholly-owned subsidiaries and the MVC PE Fund. Mr. Mullins has over twenty-two years of experience in public and private accounting. Previously, Mr. Mullins was the Controller at GTS, Inc., a gas distribution company, and worked at The Designtex Group, a textile distribution company where he was the Accounting & Finance Manager. As manager he was involved with audits and reviews of small and mid-size private companies at Huth Thompson LLP, a regional public accounting firm. He received his Bachelors of Arts in Accounting from Moravian College in Bethlehem PA.
Jaclyn Rothchild, Vice President and Secretary
Ms. Rothchild serves as Vice President and Secretary of MVC and TTG Advisers. She is responsible for board and stockholder matters, portfolio development and fund administration, and directing MVC’s and TTG Advisers’ non-financial operations. Prior to joining MVC and TTG Advisers, Ms. Rothchild was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former sub-advisor of MVC. Before joining MVC’s former sub-advisor, Ms. Rothchild was an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), where she was responsible for analyzing the various real estate trends in the Washington, D.C. greater metropolitan area. Previously, Ms. Rothchild worked as a Research Analyst to a Senior Portfolio Manager at Gruntal & Co. and began her business career as a Marketing Consultant at Archstone-Smith. Ms. Rothchild received her Bachelors of Business Administration degree in Entrepreneurship and Small Business Management from George Washington University in Washington, DC.

Other Accounts Managed
Mr. Tokarz, MVC’s Portfolio Manager, is also responsible for the day-to-day management of TTGA C-I MMF LP and the MVC PE Fund, a pooled investment vehicle for which TTG Advisers is entitled to receive a performance-based fee. As of November 19, 2020, TTGA C-I MMF LP and the MVC PE Fund had approximately $23 million and approximately $104 million in committed assets, respectively. Further, Mr. Tokarz is a co-founder of PPC, a registered investment adviser that provides advisory services to Series A of the PPC Fund.
Compensation of the Portfolio Manager
Mr. Tokarz does not receive compensation from TTG Advisers in the form of salary, bonus, deferred compensation or pension and retirement plans. However, as the sole controlling equity owner of TTG Advisers, he has a significant equity interest in the profits generated by TTG Advisers from its management of MVC.
MVC Ownership
Mr. Tokarz owns, as of November 19, 2020, approximately $8.21 million worth of MVC Common Stock. Mr. Tokarz purchased each share on his own behalf. MVC did not grant any shares to him or any other member of the team.
Portfolio Diversity
MVC’s portfolio is not currently concentrated and currently does not have a policy with respect to “concentrating” (i.e., investing 25% or more of total assets) in any industry or group of industries.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF MVC
MVC has procedures in place for the review, approval and monitoring of transactions involving MVC and certain persons related to MVC. As a BDC, MVC is subject to certain regulatory requirements that restrict MVC’s ability to engage in certain related-party transactions. However, MVC is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC.
MVC has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals. For example, MVC adopted and maintains a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by MVC, so long as such investments are made in accordance with the code’s requirements and applicable law. A copy of the global code of ethics policy is available on the Governance Documents section of MVC’s website at https://www.mvccapital.com/investor-relations/corporate-governance.
On August 28, 2017, MVC received an exemptive order from the SEC (the “MVC Order”) that allows it to coinvest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which MVC has already co-invested pursuant to the MVC Order.
TTG Advisers has formed the TTGA C-I MMF LP and TTGA C-1 LP funds, which were co-applicants for the granted exemptive relief. For the fiscal year ended October 31, 2019, there was one (1) investment made pursuant to the MVC Order. As a matter of policy, the MVC Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the MVC Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the Investment Company Act.
The principal equity owner of TTG Advisers is Mr. Tokarz, MVC’s Chairman. MVC’s senior officers and Mr. Holtsberg, a current director of MVC, have other financial interests in TTG Advisers (i.e., based on TTG Advisers’ performance). In addition, MVC’s officers and the officers and employees of TTG Advisers may serve as officers, directors or principals of entities that operate in the same or related line of business as MVC does or of investment funds managed by TTG Advisers or MVC’s affiliates. However, TTG Advisers intends to allocate investment opportunities in a fair and equitable manner. The MVC Board has approved a specific policy in this regard that is set forth in MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019.
Further, Mr. Tokarz is a co-founder of PPC Enterprises LLC (“PPC”), a registered investment adviser that provides advisory services to Series A of Public Pension Capital, LLC (the “PPC Fund”). As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with the TTG Advisers on investment matters relating to MVC or the MVC PE Fund. In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of the TTG Advisers and, in this capacity, are subject to its oversight and supervision. Likewise, TTG Advisers makes available to PPC certain investment professionals that are employed by TTG Advisers to provide services for PPC and the PPC Fund.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF MVC
As of November 19, 2020, there were 17,725,118 shares of MVC Common Stock outstanding.
The following table sets forth, as of the date of this joint proxy statement/prospectus, information with respect to the beneficial ownership of MVC Common Stock by:
•	each person known to MVC to beneficially own more than 5% of the outstanding shares of MVC Common Stock;
•	each of MVC’s directors and each named executive officer; and
•	all of MVC’s directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 17,725,118 shares of MVC Common Stock outstanding as of November 19, 2020.
Unless otherwise indicated, to MVC’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o MVC Capital, Inc., 287 Bowman Avenue, Purchase, New York 10577.
Name and Address	Number of Shares Beneficially Owned(1)	Percentage of outstanding common stock(2)	Pro forma percentage of outstanding common stock of Barings BDC
Directors and Executive Officers:
Independent Directors
John Chapman	—	—	—
Phillip Goldstein	13,666	*	*
Gerald Hellerman	68,000	*	*
Douglas Kass	—	—	—
Robert Knapp	368,746.37	2.08%	0.57%
Scott D. Krase	—	—	—
Arthur Lipson	202,123(3)	1.14%	0.31%
Non-Independent Director
Michael Tokarz	1,000,099.56	5.64%	1.55%
Executive Officers Who are Not Directors
Scott Schuenke	3,826.34	*	*
Jaclyn Shapiro-Rothchild	4,149.40	*	*
Kevin Byrne	—	—	—
Directors and Executive Officers as a Group (11 persons)	1,660,610.67	9.37%	2.57%
Five Percent Stockholders:
Certain funds affiliated with Wynnefield(4)	1,559,270	8.80%	2.41%
Leon G. Cooperman(5)	1,714,460	9.67%	2.65%
West Family Investments Inc.(6)	1,221,628	6.89%	1.89%
*	Less than 1%.
(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of MVC Common Stock and each director and officer has sole voting and/ or investment power over the shares reported.

(2)	Based on a total of 17,725,118 shares issued and outstanding as of November 19, 2020.
(3)	Includes 62,758 shares pledged as collateral on a margin account with a brokerage firm.

(4)
Based upon a Schedule 13D/A filed with the SEC on August 14, 2020 by Joshua Landes and Nelson Obus, the shares listed consist of 615,649 shares held directly by Wynnefield Partners Small Cap Value, L.P. I (“Wynnefield Partners I”); 619,083 shares held directly by Wynnefield Partners Small Cap Value, L.P.(“Wynnefield Partners”); 289,138 shares held directly by Wynnefield Small Cap Value Offshore Fund, Ltd (“Wynnefield Offshore”); and 35,400 shares held directly by Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan (the “Plan”).

The Schedule 13D/A reports that (a) Wynnefield Capital Management, LLC (“WCM”) has sole and dispositive voting power with respect to, and thus may be deemed to beneficially own, the MVC Common Stock held by Wynnefield Partners and Wynnefield Partners I, (b) Wynnefield Capital, Inc. (“WCI”) has sole voting and dispositive power with respect to, and thus may be deemed to beneficially own, the shares directly held by Wynnefield Offshore.
The Schedule 13D/A reports that Messrs. Landes and Obus, who are the co-managing members WCM and executive officers of WCI, have shared voting and dispositive power with respect to the shares directly held by Wynnefield Partners, Wynnefield Partners I and Wynnefield Offshore, and thus may be deemed to beneficially own, the shares directly held by Wynnefield Partners, Wynnefield Partners I, and Wynnefield Offshore.
The Schedule 13D/A reports that the Plan is an employee profit sharing plan. Messrs. Landes and Obus, who are the co-trustees of the Plan, have shared voting and dispositive power with respect to the Plan, and thus may be deemed to beneficially own, the shares directly held by the Plan.
Each of WCI, WCM and Messrs. Landes and Obus disclaims any beneficial ownership of the shares covered by the Schedule 13D/A. The address of the beneficial owners is 450 7th Avenue, Suite 509, New York, NY 10123.
(5)
Based on information contained in Schedule 13D/A filed with the SEC on August 14, 2020 by Leon G. Cooperman. Mr. Cooperman has sole voting and investment power over 1,514,160 shares beneficially owned by him and shared voting power over 200,000 shares beneficially owned by him. The address of Mr. Cooperman is St. Andrew’s Country Club, 7118 Melrose Castle Lane, Boca Raton, FL 33496.

(6)
Based upon a Schedule 13D/A filed with the SEC on August 11, 2020 by West Family Investments Inc. West Family Investments Inc. has shared voting and investment power with Gary West and Mary West over all 1,221,628 shares beneficially owned by it. The address of West Family Investments Inc. is 1603 Orrington Avenue Suite 810, Evanston, Illinois 60201.

The following table sets forth the dollar range of MVC Common Stock beneficially owned by each of MVC’s directors as of November 19, 2020. Information as to beneficial ownership is based on information furnished to MVC by such persons. MVC is the sole registered investment company overseen by the directors and is not a member of a “Family of Investment Companies.”
Directors	Dollar Range of Common Stock Beneficially Owned(1)
Independent Directors
John Chapman	None
Phillip Goldstein	Over $100,000
Gerald Hellerman	Over $100,000
Douglas Kass	None
Robert Knapp	Over $100,000
Scott D. Krase	None
Arthur Lipson	Over $100,000
Interested Director
Michael Tokarz	Over $100,000
(1)	Dollar ranges are as follows: none, $1 – $9,999, $10,000 – $49,999, $50,000 – $100,000, or over $100,000.

DESCRIPTION OF CAPITAL STOCK OF BARINGS BDC
The following description summarizes material provisions of the MGCL, the Barings BDC Charter, and the Barings BDC Bylaws. This summary is not necessarily complete, and we refer you to the MGCL, the Barings BDC Charter, and the Barings BDC Bylaws for a more detailed description of the provisions summarized below.
Stock
Barings BDC’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 47,961,753 shares were outstanding as of November 19, 2020. There are no outstanding options or warrants to purchase Barings BDC Common Stock. No Barings BDC Common Stock has been authorized for issuance under any equity compensation plans. Under Maryland law, the Barings BDC stockholders generally are not personally liable for the indebtedness or obligations of Barings BDC.
Under the Barings BDC Charter, the Barings BDC Board is authorized to classify and reclassify any unissued shares of common stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the MGCL, but subject to the Investment Company Act, the Barings BDC Charter provides that a majority of the entire board of directors, without any action by the Barings BDC stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
All shares of Barings BDC Common Stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Barings BDC Common Stock if, as and when authorized by the Barings BDC Board and declared by us out of assets legally available therefor. Shares of Barings BDC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
In the event of a liquidation, dissolution or winding up of Barings BDC, each share of Barings BDC Common Stock would be entitled to share ratably in all of Barings BDC’s assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of Barings BDC preferred stock, if any preferred stock is outstanding at such time.
Each share of Barings BDC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter. Except as provided with respect to any other class or series of stock, the holders of Barings BDC Common Stock will possess exclusive voting power. There is no cumulative voting in the election of the Barings BDC directors, which means that holders of a majority of the outstanding voting securities of common stock can elect all of the Barings BDC directors.
Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings an unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Barings BDC Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
The Barings BDC Charter authorizes Barings BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Barings BDC’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Barings BDC Bylaws obligate Barings BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at Barings BDC’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Barings BDC Charter and the Barings BDC Bylaws also permit Barings BDC to indemnify and advance expenses to any person who served a predecessor of Barings BDC in any of the capacities described above and any of Barings BDC’s employees or agents or any employees or agents of Barings BDC’s predecessor. In accordance with the Investment Company Act, Barings BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Barings BDC Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Barings BDC has also entered into indemnification agreements with certain of its directors, under which Barings BDC has agreed to indemnify such individuals to the fullest extent permitted by applicable law (including the MGCL and the Investment Company Act), including indemnification and/or advancement of expenses incurred in connection with participating in any action or proceeding, including any action or proceeding by or in right of Barings BDC, arising out of the individual’s services as a director or executive officer of Barings BDC. In addition, Barings BDC has obtained primary and excess insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as directors and officers, including liabilities and expenses that may arise out of activities that Barings BDC’s directors or officers have performed for another entity at Barings BDC’s request. The policy is subject to customary exclusions.
Certain Provisions of the MGCL and the Barings BDC Charter and Bylaws
The MGCL, the Barings BDC Charter, and the Barings BDC Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Barings BDC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Barings BDC to negotiate first with the Barings BDC Board.
Classified Board of Directors
In accordance with the Barings BDC Charter and Bylaws, Barings BDC has elected to be subject to the provisions of Section 3-803 of the MGCL. Pursuant to this election, the Barings BDC Board is divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders. Upon expiration of the term of office of each class, the successors to the class of directors whose term expires at each annual meeting of stockholders will be elected to hold office for a term continuing until the annual meeting of stockholders in the third year following the year of their election and until their successors are elected and qualify.
Election of Directors
Pursuant to the Barings BDC Bylaws, a nominee for director is elected to the Barings BDC Board if the number of votes cast for such nominee’s election exceed the number of votes cast against such nominee’s election. Pursuant to the Barings BDC Charter, the Barings BDC Board may amend the Barings BDC Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
The Barings BDC Charter provides that the number of directors will be set only by the Barings BDC Board in accordance with the Barings BDC Bylaws. The Barings BDC Bylaws provide that a majority of the entire Barings BDC Board may at any time increase or decrease the number of directors. However, unless the Barings BDC Bylaws are amended, the number of directors may never be less than one nor more than 12. Barings BDC has elected to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Barings BDC Board. Accordingly, except as may be provided by the Barings BDC Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Barings BDC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act. The Barings BDC Charter provides that a director may be removed only for cause, as defined in the Barings BDC Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which the Barings BDC Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Barings BDC Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
The Barings BDC Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Barings BDC Board and the proposal of other business to be considered by stockholders may be made only (1) pursuant to Barings BDC’s notice of the meeting, (2) by or at the direction of the Barings BDC Board or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by the Barings BDC Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Barings BDC Board at a special meeting may be made only (1) by or at the direction of the Barings BDC Board or (2) provided that the meeting has been called in accordance with the Barings BDC Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by the Barings BDC Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.
For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to the Barings BDC Bylaws, the stockholder must have given timely notice thereof in writing to Barings BDC’s secretary and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice must set forth all information required under the Barings BDC Bylaws and must be delivered to the Secretary at Barings BDC’s principal executive office not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Calling of Special Meetings of Stockholders
The Barings BDC Bylaws provide that special meetings of stockholders may be called by the Barings BDC Board and certain of Barings BDC’s officers. Additionally, the Barings BDC Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by Barings BDC’s secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Barings BDC Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Barings BDC Charter also provides that certain charter amendments, any proposal for the conversion of Barings BDC, whether by merger or otherwise, from a closed-end company to an open-end company and any proposal for the liquidation or dissolution of Barings BDC requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of Barings BDC’s continuing directors (in addition to approval by the Barings BDC Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the Investment Company Act, any such amendment or proposal that would have the effect of changing the nature of Barings BDC’s business so as to cause Barings BDC to cease to be, or to withdraw Barings BDC’s election as, a BDC would be required to be approved by a majority of Barings BDC’s outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in the Barings BDC Charter as (a) Barings BDC’s current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Barings BDC’s continuing directors then on the Barings BDC Board.
The Barings BDC Bylaws provide that the Barings BDC Board will have the exclusive power to make, alter, amend or repeal any provision of the bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the Barings BDC Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Barings BDC Board shall determine such rights apply.
Control Share Acquisitions
Subtitle 7 of Title 3 of the MGCL, or the Control Share Acquisition Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Generally, control shares are shares of issued and outstanding voting stock acquired in a secondary market transaction which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained to cross any of the above thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the Barings BDC Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Currently, the Barings BDC Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of Barings BDC stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. Barings BDC will only amend its bylaws to be subject to the Control Share Acquisition Act if the Barings BDC Board determines that doing so would be in the best interests of Barings BDC and it does not conflict with the Investment Company Act.
Business Combinations
Under certain provisions of Maryland law referred to as the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Barings BDC Board has adopted a resolution explicitly subjecting Barings BDC to the Business Combination Act. The Barings BDC Board may by further resolution at any time in the future approve or exempt from the provisions of the Business Combination Act any business combinations, whether specifically, generally or generally by types or as to specifically identified or unidentified existing or future interested stockholders or their affiliates, as contemplated by Section 3-603(c) of the MGCL.
Conflict with Investment Company Act
The Barings BDC Bylaws provide that, if and to the extent that any provision of the MGCL, or any provision of the Barings BDC Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Exclusive Forum
The Barings BDC Bylaws provide that, unless Barings BDC consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Maryland Circuit Court”) or the state court located within the City of Raleigh in Wake County, North Carolina (the “NC State Court”), or, if neither of these courts have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division or the United States District Court for the Eastern District of North Carolina, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of Barings BDC, (b) any action asserting an internal corporate claim (as defined in the MGCL) or (c) any other action asserting a claim against Barings BDC or any director or officer or other employee of Barings BDC that is governed by the internal affairs doctrine. Any stockholder (or beneficial owner of stock) who is a party to any action or proceeding governed by the exclusive forum provision of the bylaws will be deemed to have consented to the jurisdiction of the foregoing courts solely for the purpose of adjudicating any action or proceeding governed by such provisions. With respect to an action or proceeding in the Maryland Circuit Court and the NC State Court governed by the exclusive forum provisions of the Barings BDC Bylaws, Barings BDC and the stockholders (or beneficial owners of stock) will be deemed to have consented to the assignment of the action or proceeding to the Business and Technology Case Management Program for the State of Maryland (or any successor program governing complex corporate proceedings) and the North Carolina Business Court, respectively.

DESCRIPTION OF CAPITAL STOCK OF MVC
The following description summarizes material provisions of the DGCL, the MVC Charter, and the MVC Bylaws. This summary is not necessarily complete, and we refer you to the DGCL, the MVC Charter, and the MVC Bylaws for a more detailed description of the provisions summarized below.
Stock
MVC’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 17,725,118 shares were outstanding as of November 19, 2020.
All shares of MVC Common Stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of MVC Common Stock are fully paid and non-assessable. Distributions may be paid to the holders of MVC Common Stock if and when declared by the MVC Board out of funds legally available therefore. MVC Common Stock has no preemptive, conversion or redemption rights and is freely transferable. In the event of liquidation, each share of MVC Common Stock is entitled to share ratably in all of MVC’s assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of MVC Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of MVC Common Stock offered hereby will be, when issued and paid for, fully paid and non-assessable.
Limitation on Liability of Directors
MVC has adopted provisions in the MVC Charter limiting the liability of the MVC directors for monetary damages. The effect of these provisions in the MVC Charter is to eliminate the rights of MVC and its stockholders (through stockholders’ derivative suits on MVC’s behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of MVC or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.
Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures
MVC is subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. The MVC Charter and MVC Bylaws provide that:
•	directors may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent of the shares then entitled to vote; and
•	any vacancy on the MVC Board, however the vacancy occurs, including a vacancy due to an enlargement of the MVC Board, may only be filled by vote of the directors then in office.
The limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire MVC, or of discouraging a third party from acquiring MVC.
The MVC Charter and MVC Bylaws also provide that:
•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting; and
•	special meetings of the stockholders may only be called by a majority of the MVC Board, Chairman, Vice Chairman, Chief Executive Officer, President, Secretary and any Vice President.

The MVC Bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to MVC. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of MVC’s outstanding voting securities.
Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. The MVC Charter permits the MVC Board to amend or repeal the MVC Bylaws. The MVC Bylaws generally can be amended with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors subject to certain exceptions, which provisions will require the vote of seventy-five percent (75%) of the total number of authorized directors to be amended. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of stock entitled to vote is required to amend or repeal any of the provisions of the MVC Bylaws. Generally the MVC Charter may be amended by holders of a majority of the shares of MVC stock issued and outstanding and entitled to vote. However, the vote of at least sixty-six and two-thirds percent (66 2/3%) of the shares of MVC stock entitled to vote is required to amend or repeal any provision pertaining to the MVC Board, limitation of liability, indemnification or stockholder action.

BARINGS BDC DIVIDEND REINVESTMENT PLAN
The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 is incorporated herein by reference.

MVC DIVIDEND REINVESTMENT PLAN
The information in “Dividends and Distributions to Shareholders” in Part II, Item 5 of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 is incorporated herein by reference.

COMPARISON OF BARINGS BDC AND MVC STOCKHOLDER RIGHTS
The following is a summary of the material differences among the rights of holders of MVC Common Stock and holders of Barings BDC Common Stock. The following discussion is not intended to be complete and is qualified by reference to the MVC Charter, the MVC Bylaws, the Barings BDC Charter, the Barings BDC Bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this registration statement and will be sent to stockholders of MVC and Barings BDC upon request. See “Where You Can Find More Information.”
As set forth in greater detail above in “Description of the Merger Agreement,” holders of MVC Common Stock will receive shares of Barings BDC Common Stock in the Merger. For more information, see the table below.
	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
Authorized Stock	MVC is authorized to issue 150,000,000 shares of common stock, $0.01 par value per share.	Barings BDC is authorized to issue 150,000,000 shares of common stock, $0.001 par value per share.

The number of authorized shares of MVC Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of MVC’s capital stock entitled to vote.

Pursuant to the Barings BDC Charter, a majority of the Barings BDC Board, acting without stockholder approval, may amend the Barings BDC Charter from time to time to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series.

	On November 19, 2020, there were 17,725,118 shares MVC Common Stock issued and outstanding.	The Barings BDC Charter authorizes the Barings BDC Board to classify and reclassify any unissued shares of capital stock into other classes or series of capital stock, including preferred stock.

On November 19, 2020, there were 47,961,753 shares of Barings BDC Common Stock issued and outstanding.

Voting Rights	Each MVC stockholder is entitled to one vote per share of MVC Common Stock on all matters upon which stockholders are entitled to vote.	Each holder of Barings BDC Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

Except as described below with regard to director elections, the MVC Bylaws provide that a majority of votes cast at a meeting of stockholders duly called and at which a quorum is present decides all matters, except as otherwise required by the DGCL or the MVC Charter.

The Barings BDC Bylaws generally provide that, unless a greater vote is required by statute or by the Barings BDC Charter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.

Quorum	The MVC Bylaws require that a majority of the holders of the issued and outstanding voting stock entitled to vote thereat shall constitute a quorum, except	The Barings BDC Charter and Barings BDC Bylaws require that the presence of the stockholders entitled to cast a majority of the votes entitled to be cast

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
where a greater percentage is required by law or the MVC Charter or MVC Bylaws.
(without regard to class) constitutes a quorum at any meeting of the stockholders, except with respect to any such matter that requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by each such class on such matter will constitute a quorum.

Number of Directors	The number of directors may be increased or decreased from time to time by the MVC Board, provided that the number of directors shall not be fewer than three (3) nor greater than ten (10).
A majority of the entire Barings BDC Board may establish, increase or decrease the number of directors; provided that the number of directors will never be less than the minimum number required by the MGCL. The Barings BDC Board is currently comprised of seven (7) members.

The MVC Board is currently comprised of eight (8) members.

Classification of Directors
The MVC Bylaws provide for one class of directors, voted upon by plurality vote of the stockholders entitled to vote thereupon. Each director shall hold office until the next annual meeting of stockholders after his/her election.

The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five (5) years, provided that the term of at least one class of directors must expire each year. Barings BDC’s directors are classified, with respect to the terms for which they severally hold office, into three (3) classes, as nearly equal in number as possible as determined by the Barings BDC Board. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third (3rd) year following the year of their election and until their successors are duly elected and qualify.

Vote Required for Director Election	The MVC Bylaws provide that the MVC directors are elected by the affirmative vote of the holders of a plurality of all votes cast at the annual meeting of stockholders.
The Barings BDC Charter provide that a nominee for director shall be elected to the Barings BDC Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Each share may be voted for as many individuals as there are directors

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
to be elected and for whose election the share is entitled to be voted.

Removal of Directors
The MVC Charter and MVC Bylaws provide that any director or the entire MVC Board may be removed, but only for cause, and only upon the affirmative vote of the holders of at least seventy-five percent (75%) of shares then entitled to vote at an election of directors.

As permitted by the MGCL, the Barings BDC Charter provides that, subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to cast not less than two-thirds of the votes entitled to be cast generally in the election of directors. “Cause” is defined in the Barings BDC Charter as, with respect to any particular director, the conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to Barings BDC through bad faith or active and deliberate dishonesty.

Vacancies
The MVC Bylaws provide that, any vacancies on the MVC Board resulting from any increase in the authorized number of directors may be filled by a majority of the remaining directors in office, even if such remaining directors do not constitute a quorum, or by a sole remaining director, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the Investment Company Act.

Pursuant to Subtitle 8 of Title 3 of the MGCL, Barings BDC has elected to provide that any vacancy on the Barings BDC Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.

Advance Notice of Director Nominations and New Business
MVC’s Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For a nomination or other business to be brought before an annual meeting, a stockholder must deliver notice to the secretary of MVC not less than sixty (60) days nor more than ninety (90) days prior to the scheduled date of the meeting (regardless of any

The Barings BDC Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of Barings BDC not earlier than the one hundred twentieth (120th) day and not later than 5:00 p.m., Eastern Time on the ninetieth (90th) day prior to the first anniversary of the date of

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
postponements, deferrals or adjournments of that meeting to a later date).
mailing of the notice for the previous year’s annual meeting. However, if the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date on which the proxy statement for the previous year’s annual meeting was mailed to stockholders, notice by the stockholder must be given not earlier than the one hundred twentieth (120th) prior and not later than 5:00 p.m., Eastern Time on the ninetieth (90th) day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of Barings BDC not earlier than the one hundred twentieth (120th) day prior to the date of such meeting and not later than 5:00 p.m., Eastern Time, on the ninetieth (90th) day prior to the special meeting or the tenth day following the day on which public announcement of the date of the special meeting and of the nominees to be elected is made.

In the event that less than seventy (70) days’ notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, a stockholder must deliver notice not later than the earlier of the close of business on the 10th day following the day on which such notice of the date of the scheduled annual meeting was mailed or such public disclosure was made, whichever first occurs, and two days prior to the date of the scheduled meeting.

In the event that the number of directors on the Barings BDC Board is increased and there is no public announcement of such action at least one hundred (100) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of Barings BDC not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by Barings BDC.

Amendment of Charter
The DGCL requires the MVC Board to adopt a resolution declaring any proposed amendment to the MVC Charter advisable, and submit the proposed amendment to the stockholders for approval at a special or annual

Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Barings BDC Charter or as set forth in the following sentence, the Barings BDC Charter may be

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders

meeting. Except as set forth below, the approval of a majority of the voting capital stock then entitled to vote is required to amend the MVC Charter. Amendments to Articles VI (Board of Directors), VII (Special Meetings of Stockholders), VIII (Amend or Repeal Bylaws), XII (Limitation on Liability; Exculpation) and XIII (Indemnification and Right to Advancement of Expenses) require the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the stockholders entitled to vote. Article IX requires the affirmative vote of at least 75% of the stockholders entitled to vote and 75% of the “continuing directors” (as defined in the MVC Charter) for the conversion of MVC from a closed-end investment company to an open-end investment company.

amended only if the amendment is declared advisable by the Barings BDC Board and approved by the affirmative vote of Barings BDC stockholders entitled to cast a majority of the votes entitled to be cast on the matter at a special or annual meeting. Amendments relating to (1) liquidation or dissolution and any amendment to the Barings BDC charter to effect such liquidation or dissolution, (2) converting Barings BDC, from a “closed-end company” to an “open-end company,” and (3) charter amendments to Sections 4.1 (Number, Classification and Election of Directors), 4.2 (Extraordinary Actions), 4.7 (Appraisal Rights), 6.1 (Amendments Generally) or 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of the Barings BDC Charter require the approval of stockholders entitled to cast at least seventy-five percent (75%) of the votes entitled to be cast on the matter, provided, that if the Continuing Directors (as defined in the Barings BDC Charter), by a vote of at least a majority of such Continuing Directors, in addition to approval by the Barings BDC Board, approve such proposal or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

Additionally, as permitted by the MGCL and set forth above, the Barings BDC Charter provides that a majority of the Barings BDC Board may amend the Barings BDC Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of capital stock of any class or series.

Amendment of Bylaws
The MVC Charter provides that the MVC Bylaws may be amended or repealed by the an affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the members of the MVC Board or by the affirmative vote of at least sixty-six and two-thirds percent (66

As permitted by the MGCL, the Barings BDC Charter and the Barings BDC Bylaws provide that the Barings BDC Board has the exclusive power to adopt, alter or repeal any provision of the Barings BDC Bylaws and to make new bylaws.

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
2/3%) of the shares of MVC Common Stock then outstanding and entitled to vote in the election of directors.

Mergers, Consolidations and Sale of Assets
The DGCL provides that, unless otherwise specified in a corporation’s certificate of incorporation or unless certain provisions of the DGCL are applicable, a sale or other disposition of all or substantially all of the corporation’s assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation requires the affirmative vote of a majority of the outstanding stock entitled to vote on the matter. Under the DGCL, a merger may also become effective without the approval of the surviving corporation’s stockholders if certain requirements are met. The MVC Charter does not contain contrary provisions.

Subject to certain exceptions, Barings BDC may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the Barings BDC Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, a liquidation requires the approval of stockholders entitled to cast at least seventy-five percent (75%) of the votes entitled to be cast on the matter, unless the liquidation is approved by at least seventy-five percent (75%) of Continuing Directors (in addition to approval by the Barings BDC Board), in which case such liquidation requires only a majority vote.

Dissolution
The DGCL provides that a dissolution of a company requires that the board of directors adopt a resolution setting forth the board’s determination that a dissolution is advisable and that the stockholders must approve the dissolution by a majority of outstanding shares entitled to vote. The DGCL also provides that a dissolution may be authorized without action of the board of directors if all of the stockholders entitled to vote thereon consent in writing to a dissolution of the company.

Except as set forth in the following sentence, Barings BDC may dissolve only if the dissolution is declared advisable by a majority of the entire Barings BDC Board and approved by the affirmative vote of stockholders entitled to cast at least eighty percent (80%) of the votes entitled to be cast on the matter. If the dissolution is approved by at least two-thirds of Continuing Directors (in addition to approval by the Barings BDC Board), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.

Business Combinations with Interested Stockholders
Section 203 of the DGCL prohibits a Delaware corporation from engaging in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder unless (1) prior to such

Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange and, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders

time, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (2) upon becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock outstanding at the time the transaction commenced, excluding certain shares; or (3) at or subsequent to that time, the business combination is approved by the board of directors and by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder. For these purposes, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three (3) years did own, 15% or more of MVC’s voting stock. Delaware corporations can opt-out of this provision under certain circumstances. MVC has not “opted out” from the application of Section 203.

corporation and any person who beneficially owns, directly or indirectly, ten percent (10%) or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who beneficially owned, directly or indirectly, , ten percent (10%) or more of the voting power of the corporation’s then outstanding stock at any time within the preceding two years, in each case referred to as an “interested stockholder,” or an affiliate thereof, are prohibited for five (5) years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (1) eighty percent (80%) of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (2) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form-of-consideration and procedural requirements.

Pursuant to the Business Combination Act, the Barings BDC Board has adopted a resolution exempting any business combination between Barings BDC and any other person from the business combination statute described above, provided that the business combination is first approved by the Barings BDC Board, including a majority of the independent directors.

Control Share Acquisitions	N/A	Under the MGCL, control shares of a Maryland corporation acquired in a control share acquisition have no voting

Rights of MVC Stockholders	Rights of Barings BDC Stockholders

rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Generally, control shares are issued and outstanding voting shares of stock acquired in a secondary market transaction which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (1) one-tenth or more but less than one-third; (2) one-third or more but less than a majority; or (3) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions. The Maryland Control Share Acquisition Act does not apply, however, to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. Restoration of the voting rights of control shares requires the approval of the holders of at least two-thirds (2/3s) of the disinterested shares. Shares owned by the acquiror, officers or employees who are directors of the corporation are interested shares and excluded from shares entitled to vote on the matter. Pursuant to the Maryland Control Share Acquisition Act, the Barings BDC Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of Barings BDC stock. Under Maryland law, this bylaw may be amended or removed at any time with or without notice.

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
Unsolicited Takeovers	N/A
Under Subtitle 8 of Title 3 of the MGCL, or “Subtitle 8,” a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three (3) independent directors may elect to be subject, by provision in its charter or bylaws or by resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five (5) provisions: (1) a classified board; (2) a two-thirds vote requirement for removing a director; (3) a requirement that the number of directors be fixed only by vote of the directors; (4) that any and all vacancies on the board of directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (5) a majority requirement for the calling of a stockholder- requested special meeting of stockholders.

Pursuant to Subtitle 8, Barings BDC has elected that vacancies on the Barings BDC Board may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred. Through provisions in the Barings BDC Charter and Barings BDC Bylaws unrelated to Subtitle 8, Barings BDC already has a classified board, requires a two-thirds vote for director removal, vests in the Barings BDC Board the exclusive power to fix the number of directorships and requires the written request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting to act on such matter.

Appraisal Rights	Under the DGCL, a stockholder of a Delaware corporation who has not voted in favor of, nor consented in writing to, a merger or consolidation in which the	The Barings BDC Charter provides that stockholders will not be entitled to exercise appraisal rights except in connection with the Maryland Control

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
corporation is participating generally has the right to an appraisal of the fair value of the stockholder’s share of stock, subject to certain exceptions and specified procedural requirements.
Share Acquisition Act or if a majority of the entire Barings BDC Board determines that appraisal rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Call and Notice of Stockholders’ Meetings	Annual Meetings. Annual meetings of stockholders shall be held each year at such date and time as shall be designated from time to time by the MVC Board and stated in the notice of the meeting.
Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of Barings BDC is held on the date and at the time set by the Barings BDC Board.

Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by the DGCL or by the MVC Charter, only at the request of the Chairman, Vice Chairman, Chief Executive Officer or President or by a resolution duly adopted by a majority of the MVC Board.

Special Meetings. The chairperson of the board, the executive chairperson, the president or the Barings BDC Board may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders must also be called by the secretary of Barings BDC to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Record Date. The MVC Bylaws provide that the MVC Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any other action.
Record Date. The MGCL and the Barings BDC Bylaws provide that the Barings BDC Board may fix a record date not more than ninety (90) days and not less than ten days before the date of any such meeting.

Notice. Written notice of stockholders’ meetings, stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which such special meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the meeting.

Notice. Not less than ten (10) nor more than ninety (90) days before each meeting of stockholders, the secretary of Barings BDC will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders

special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (1) mail, (2) presenting it to such stockholder personally, (3) leaving it at the stockholder’s residence or usual place of business or (4) any other means permitted by Maryland law, including electronic transmission.

Consent in Lieu of Meeting
The MVC Bylaws provide that any action which may be taken at any annual or special meeting of the stockholders of MVC may be taken without a meeting if a consent or consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The MGCL provides that, unless the charter authorizes the holders of common stock entitled to vote generally on the election of directors to consent in writing or by electronic transmission by not less than the minimum number of votes that would be necessary to take action at a stockholders meeting, any action required or permitted to be taken at a meeting may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed in paper or electronic form with the records of stockholders meetings. The Barings BDC Bylaws provide that any action permitted to be taken at a meeting of stockholders may be taken without a meeting if the stockholders approve such action by unanimous written consent along with a written waiver of any right to dissent by each stockholder.

Stockholder Inspection Rights
Except as otherwise provided in the Investment Company Act, the DGCL provides that any stockholder of record, in person or by attorney or other agent, will, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the company’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. In every instance where an attorney or other agent will be the person who seeks the right of inspection, the demand under oath will be accompanied by a power of attorney or such other writing which authorizes

Any stockholder of a Maryland corporation may make a request during usual business hours to inspect and copy any of the following corporate documents: (1) bylaws; (2) minutes of the proceedings of the stockholders; (3) annual statements of affairs; and (4) voting trust agreements deposited at Barings BDC’s principal office. Any stockholder may also request a statement showing all stock and securities issued during a specified period of not more than twelve (12) months before the date of the request. In addition, one or more persons who together are and for at least six (6) months have been stockholders of

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders

the attorney or other agent to so act on behalf of the stockholder. The demand under oath will be directed to the company at its registered office in the State of Delaware or at its principal place of business.

record of at least five percent (5%) of the outstanding stock of any class may (1) inspect and copy during usual business hours Barings BDC’s books of account and stock ledger, (2) present to any officer or resident agent of Barings BDC a written request for a statement of Barings BDC’s affairs and (3) if Barings BDC does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of Barings BDC a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within twenty (20) days after such request is made, Barings BDC must prepare such information and have it available on file at its principal office.

Dividends and Stock Repurchases
Pursuant to the DGCL, MVC may pay dividends only out of the surplus of MVC or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Pursuant to the DGCL, dividends may not be declared out of net profits, however, if MVC’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is eliminated. Furthermore, the DGCL generally provides that a Delaware corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of such corporation.

Pursuant to the MGCL, no distribution may be made by Barings BDC if, after giving effect to the distribution, (1) Barings BDC would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (2) Barings BDC’s total assets would be less than the sum of its total liabilities plus, unless the Barings BDC Charter permits otherwise, the amount that would be needed, if Barings BDC were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. For purposes of determining compliance with the insolvency tests in clauses (1) and (2), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements.

The MVC Bylaws provide that the holders of MVC Common Stock shall have the right to receive dividends as and when declared by the MVC Board in its sole discretion at any regular or special meeting, subject to any

Pursuant to the Barings BDC Bylaws, dividends and other distributions to Barings BDC stockholders may be authorized by the Barings BDC Board, subject to the provisions of law and the Barings BDC Charter. Dividends and

	Rights of MVC Stockholders	Rights of Barings BDC Stockholders
	limitation imposed by the MVC Charter.	other distributions may be paid in cash, property or stock of Barings BDC, subject to the provisions of applicable law and the Barings BDC Charter.

Exculpation of Officers and Directors
The DGCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting personal liability of a director (but not an officer) to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability resulting from (1) breach of the director’s duty of loyalty, (2) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (3) unlawful payment of dividends or unlawful stock purchase or redemption or (4) any transaction from which the director derived an improper personal benefit. Subject to any limitation in the Investment Company Act, the MVC Charter limits, to the maximum extent permitted by Delaware law in effect from time to time, the liability of directors of MVC.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Barings BDC Charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Indemnification of Officers and Directors
As permitted by the DGCL, the MVC Charter provides that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director, officer of MVC or is or was serving at the request of MVC as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by MVC to the fullest extent authorized by the

The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the Barings BDC Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

Rights of MVC Stockholders	Rights of Barings BDC Stockholders

DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits MVC to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in the MVC Charter with respect to proceedings to enforce rights to indemnification, MVC shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the MVC Board.

(2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The right to indemnification conferred on the MVC Board members shall include the right to be paid by MVC the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to MVC of an undertaking by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from

To the maximum extent permitted by Maryland law and the Investment Company Act, the Barings BDC Charter authorizes Barings BDC to obligate itself to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding, and the Barings BDC Bylaws require Barings BDC to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding, to (1) any present or former director or officer or (2) any individual who, while a director or officer and at Barings BDC’s request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer,

Rights of MVC Stockholders	Rights of Barings BDC Stockholders
which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under MVC Charter or otherwise.	partner or trustee, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The Barings BDC Charter and Barings BDC Bylaws permit Barings BDC, with the approval of the Barings BDC Board, to provide indemnification and advance of expenses to a person who served a predecessor of Barings BDC in any of the capacities described above and to any employee or agent of Barings BDC or such predecessor.

Barings BDC has indemnification agreements in place with certain of its directors.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
OF BARINGS BDC AND MVC
Barings BDC’s investment securities are held under a master custodian agreement with State Street Bank and Trust Company, a Massachusetts trust company. The address of the custodian is State Street Bank and Trust Company, One Lincoln Street, 9th Floor, Boston, Massachusetts 02111. The transfer agent and registrar for Barings BDC Common Stock is Computershare, Inc. The principal business address of the transfer agent is 150 Royall Street, Canton, Massachusetts 02021.
MVC’s securities are held under a custody agreement by US Bank National Association. The address of MVC’s custodian is: 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Branch Banking and Trust Company (“BB&T”) also serves as the custodian for certain securities and other assets of MVC. The principal business office of BB&T is 200 West 2nd Street, Winston Salem, North Carolina 27101. Peoples United Bank also serves as the custodian for certain assets of MVC. The principal business office of Peoples United Bank is 111 Wood Avenue South, Suite 101, Iselin, NJ 08830. Computershare Ltd. acts as MVC’s transfer agent, distribution paying agent and registrar. The principal business address of Computershare Ltd. is 250 Royall Street, Canton, Massachusetts 02021, telephone number: (781) 575-2000. U.S. Bank National Association is also the trustee under the indenture governing the Existing MVC Notes, which is located at One Federal Street, 10th Floor, Boston, MA 02110; Attention: MVC Capital, Inc.; provided that for purposes of presentment or surrender of securities for transfer or payment or exchange, its office is located at 60 Livingston Avenue, 1st Floor, St. Paul, Minnesota 55107, Attention: Bondholder Services.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since Barings BDC generally acquires and disposes of Barings BDC’s investments in privately negotiated transactions, Barings BDC infrequently uses brokers in the normal course of its business. Barings is primarily responsible for the execution of any publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Barings BDC does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Barings BDC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Barings BDC generally seeks reasonably competitive trade execution costs, Barings BDC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, if Barings BDC uses a broker, Barings BDC may select a broker based partly upon brokerage or research services provided to Barings BDC. In return for such services, Barings BDC may pay a higher commission than other brokers would charge if Barings BDC determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters regarding the securities offered hereby have been passed upon for Barings BDC by Dechert LLP, and certain matters with respect to Maryland law have been passed upon for Barings BDC by Miles & Stockbridge P.C.

EXPERTS
The consolidated financial statements of Barings BDC appearing in Barings BDC’s Annual Report on Form 10-K for the year ended December 31, 2019, and the effectiveness of Barings BDC’s internal control over financial reporting as of December 31, 2019, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 100 N Tryon St STE 3800, Charlotte, NC 28202.
The audited consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting of MVC incorporated by reference in this joint proxy statement/prospectus have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

APPRAISAL RIGHTS OF MVC STOCKHOLDERS
General
Under Section 262 of the DGCL, MVC stockholders who do not vote in favor of the Merger Proposal (or otherwise waive appraisal rights) and who properly comply with the procedures specified in Section 262 of the DGCL will be entitled to appraisal rights under Delaware law to have the Delaware Court of Chancery determine the “fair value” of such stockholder’s shares of MVC Common Stock as of the Effective Time (exclusive of any element of value arising from the accomplishment or expectation of the Merger) and thereafter to receive payment of such “fair value” in cash, together with interest, if any, at the rate specified in Section 262 of the DGCL in lieu of receiving the per share Merger Consideration.
The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached to this document as Annex G. All references in Section 262 of the DGCL and in this summary to a “stockholder” or “MVC stockholder” are to the record holder of the shares of MVC Common Stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262 of the DGCL.
Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to such meeting, must notify each stockholder who was a stockholder on the record date for notice of such meeting with respect to shares of common stock for which appraisal rights are available, that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This document constitutes the required notice, and a copy of Section 262 of the DGCL is attached to this document as Annex G. An MVC stockholder who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Annex G carefully. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. A stockholder who loses his, her or its appraisal rights will be entitled to receive the per share Merger Consideration.
How to Exercise and Perfect Your Appraisal Rights
MVC stockholders wishing to exercise the rights to seek an appraisal of their shares must satisfy ALL of the following conditions:
•
you must not vote in favor of, or consent to, the Merger Proposal (or otherwise waive appraisal rights). Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the approval of the Merger Proposal, and it will result in you losing the right of appraisal and will effectively nullify any previously delivered written demand for appraisal of your MVC Common Stock, if you vote by proxy and wish to exercise your appraisal rights you must vote “against” the Merger Proposal or abstain from voting your shares of MVC Common Stock;

•	you must deliver to MVC (at the address set forth below) a written demand for appraisal of your shares of MVC Common Stock before the vote on the Merger Proposal at the MVC Special Meeting; and
•	you must continuously hold the shares of MVC Common Stock from the date of making the demand through the Effective Time.
Voting, virtually or by proxy, against, abstaining from voting on or failing to vote on the Merger Proposal will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.
Who May Exercise Appraisal Rights
Only an MVC stockholder of record of shares of MVC Common Stock is entitled to demand an appraisal of the shares registered in that MVC stockholder’s name. A demand for appraisal must be executed by or on behalf of the MVC stockholder of record. The demand should set forth, fully and correctly, the MVC stockholder’s name as it appears on the certificate, book-entry share or in the stock ledger. The demand must reasonably inform MVC of the identity of the MVC stockholder and that the MVC stockholder intends to demand appraisal of his, her or its MVC Common Stock. Beneficial owners who do not also hold their shares of MVC Common Stock of record may not directly make appraisal demands to MVC. The beneficial holder must, in such cases, have the owner of record, such as a broker, bank, trustee or nominee, submit the required demand in respect of those shares of MVC Common Stock of record. A record owner, such as a broker, bank, trustee or nominee, who holds shares of MVC Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of MVC Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of MVC Common Stock as to which appraisal is sought. Where no number of shares of MVC Common Stock is expressly mentioned, the demand will be presumed to cover all shares of MVC Common Stock held in the name of the record owner.
IF YOU HOLD YOUR SHARES OF MVC COMMON STOCK IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BROKER, BANK, TRUSTEE OR NOMINEE, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK, TRUSTEE OR NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES OF MVC COMMON STOCK. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES OF MVC COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK, TRUSTEE OR NOMINEE, YOU MUST ACT PROMPTLY TO CAUSE THE MVC STOCKHOLDER OF RECORD TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT YOUR APPRAISAL RIGHTS.
If you own shares of MVC Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for an MVC stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in making the demand, such person is acting as agent for the record owner. If you hold shares of MVC Common Stock through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.
If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
MVC Capital, Inc.
287 Bowman Avenue
Purchase, NY 10577
The Surviving Corporation’s Actions After Completion of the Merger
If the Merger is completed, the surviving corporation will give written notice that the Merger has become effective within ten days after the Effective Time to each MVC stockholder that did not vote in favor of, or consent in writing to, the Merger Proposal and delivered a written demand for appraisal in accordance with Section 262 of the DGCL. Any MVC stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share Merger Consideration, without interest, by delivering a written withdrawal of the demand for appraisal to the surviving corporation, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the surviving corporation. Within 120 days after the Effective Time, but not later, any MVC stockholder that has complied with the requirements of Section 262 of the DGCL, and who is otherwise entitled to appraisal rights, or the surviving corporation may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by an MVC stockholder, demanding a determination of the value of the shares of MVC Common Stock held by all such MVC stockholders. The surviving corporation is under no obligation to file an appraisal petition and has no intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.
Within 120 days after the Effective Time, any MVC stockholder that has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which MVC has received demands for appraisal, and the aggregate number of holders of those shares. Upon receiving such a written request, the surviving corporation must mail the statement within the later of ten days of receipt by the surviving corporation of the request or ten days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of MVC Common Stock held in a voting trust or by a nominee on your behalf you may, in your own name, file an appraisal petition or request from the surviving corporation the statement described in this paragraph. If a petition for appraisal is not duly filed, then the right to appraisal will cease.
If a petition for appraisal is duly filed by any MVC stockholder who has properly perfected his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares. The Delaware Court of Chancery will then determine which MVC stockholders have complied with the provisions of Section 262 of the DGCL and have become entitled to appraisal rights and may require the MVC stockholders demanding appraisal who hold certificated shares to submit their Certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any MVC stockholder who fails to comply with this direction. With respect to the shares of MVC Common Stock that are listed on a national securities exchange immediately prior to the Effective Time, the Delaware Court of Chancery shall dismiss the proceedings as to all MVC stockholders of such shares of MVC Common Stock who are otherwise entitled to appraisal rights in connection with the Merger unless (1) the total number of shares of MVC Common Stock entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal or (2) the value of the Merger Consideration provided in the Merger for such total number of shares of MVC Common Stock exceeds $1 million.
Determination of Fair Value
Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of MVC Common Stock owned by such MVC stockholders in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of MVC Common Stock at the Effective Time held by all MVC stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Merger. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value, with interest thereon, if any, to the MVC stockholders entitled to receive the same, upon surrender by such MVC stockholders of their certificates or, in the case of book-entry shares, forthwith. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each MVC stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.
In determining the fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter’s exclusive remedy.
MVC stockholders considering seeking appraisal should be aware that the fair value of their shares of MVC Common Stock as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of MVC Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. No representation is made as to the outcome of the appraisal of fair value of your shares of MVC Common Stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the value of the per share Merger Consideration. MVC does not anticipate offering more than the per share Merger Consideration to any MVC stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of MVC Common Stock is less than the value of the per share Merger Consideration.
If no party files a petition for appraisal within 120 days after the Effective Time, then all MVC stockholders will lose the right to an appraisal, and will instead receive the per share Merger Consideration, without interest thereon, less any withholding taxes.
The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may tax those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each MVC stockholder is responsible for its own attorneys’ and expert witnesses’ expenses, although, upon application of an MVC stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any MVC stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of MVC Common Stock entitled to appraisal.
Any MVC stockholder that has duly demanded an appraisal in compliance with Section 262 of the DGCL will not, after the Effective Time, be entitled to vote the shares of MVC Common Stock subject to that demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to MVC stockholders of record as of a record date prior to the Effective Time.
Any MVC stockholder that has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the per share Merger Consideration by delivering a written withdrawal of the demand for appraisal to the surviving corporation, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any MVC stockholder without the approval of the Delaware Court of Chancery and such approval may be conditioned on the terms the Delaware Court of Chancery deems just, provided, however, that this provision will not affect the right of any MVC stockholder who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such MVC stockholder’s demand for appraisal and to accept the terms offered in the Merger Agreement within 60 days. If you fail to perfect, effectively withdraw or otherwise lose the appraisal right, your shares of MVC Common Stock will be converted into the right to receive the per share Merger Consideration, without interest thereon, less any withholding taxes in accordance with the Merger Agreement.
Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights will result in the loss of appraisal rights. In that event, you will be entitled to receive the per share Merger Consideration for your shares in accordance with the Merger Agreement. In view of the complexity of the provisions of Section 262 of the DGCL, if you are an MVC stockholder and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.
THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.

OTHER MATTERS
No other matter is likely to come before the Barings BDC Special Meetings and the MVC Special Meeting or may properly come before the Barings BDC Special Meetings and the MVC Special Meeting.
The chairperson of each of the Barings BDC Special Meeting and the MVC Special Meeting will have the power to conclude or adjourn the respective Barings BDC Special Meeting and MVC Special Meeting from time to time for such periods as the chairperson of each of the Barings BDC Special Meeting and the MVC Special Meeting will direct without notice other than announcement at the respective Barings BDC Special Meeting and MVC Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS
Only one copy of this document may be delivered to two or more stockholders of any of Barings BDC and MVC who share an address, unless contrary instructions from one or more of such stockholders have been provided to Barings BDC or MVC, as applicable.
On written or oral request, Barings BDC, as applicable, will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Barings BDC Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of Barings BDC’s proxy statements and annual reports should provide oral or written notice to Barings BDC, as applicable, by calling Barings BDC collect at (888) 401-1088 or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations.
MVC will deliver promptly, upon request, a separate copy of this document or MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019 to MVC stockholders at a shared address to which a single copy of such document(s) was delivered. MVC stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to MVC or calling MVC at (914) 510-9400 or by calling toll-free at (800) 426-5523. Please direct your written requests to MVC Capital, Inc., 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577, Attention: Jaclyn Shapiro-Rothchild.

WHERE YOU CAN FIND MORE INFORMATION
Barings BDC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about Barings BDC and the securities being offered by this document.
Each of Barings BDC and MVC file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information Barings BDC and MVC file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Barings BDC maintains a website at www.baringsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on Barings BDC’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on Barings BDC’s website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by calling Barings BDC collect at (888) 401-1088, by sending an email to Barings BDC at BDCinvestorrelations@barings.com or by writing to Barings BDC at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, Attention: Investor Relations.
MVC maintains a website at www.mvccapital.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on MVC’s website is not incorporated by reference into this joint proxy statement/prospectus, and you should not consider information contained on MVC’s website to be part of this joint proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by contacting MVC at (914) 510-9400, by calling toll-free at 1(800) 426-5523 or by sending an e-mail to jackie@ttga.com.

INCORPORATION BY REFERENCE FOR BARINGS BDC
This joint proxy statement/prospectus is part of a registration statement that Barings BDC has filed with the SEC. Pursuant to the Small Business Credit Availability Act, Barings BDC is allowed to “incorporate by reference” the information that it files with the SEC, which means Barings BDC can disclose important information to you by referring you to those documents.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•	Barings BDC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 27, 2020;
•
Barings BDC’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, filed with the SEC on April 30, 2020, August 5, 2020 and November 9, 2020, respectively;

•
Barings BDC’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 3, 2020, April 30, 2020 (Item 5.07 only), June 3, 2020, August 11, 2020 (Item 1.01 only), November 4, 2020 and November 12, 2020;

•
Barings BDC’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of Barings BDC Stockholders filed with the SEC on March 10, 2020 (to the extent explicitly incorporated by reference into Barings BDC’s Annual Report on Form 10-K); and

•
the description of Barings BDC Common Stock referenced in Barings BDC’s Registration Statement on Form 8-A (No. 001-33130), as filed with the SEC on November 3, 2006, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Where You Can Find More Information.”
Barings BDC incorporates by reference into this joint proxy statement/prospectus additional documents that Barings BDC may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this joint proxy statement/prospectus and any accompanying prospectus supplement have been sold or Barings BDC otherwise terminates the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this joint proxy statement/prospectus and any accompanying prospectus supplement. Information that Barings BDC files with the SEC will automatically update and may supersede information in this joint proxy statement/prospectus, any accompanying prospectus supplement, and information previously filed with the SEC.

INCORPORATION BY REFERENCE FOR MVC
Pursuant to the Small Business Credit Availability Act, MVC is allowed to “incorporate by reference” the information that it files with the SEC into this joint proxy statement/prospectus, which means MVC can disclose important information to you by referring you to those documents.
This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•	MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, filed with the SEC on January 14, 2020;
•
MVC’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, filed with the SEC on March 9, 2020, June 9, 2020 and September 9, 2020 respectively;

•
MVC’s Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 25, 2020, March 25, 2020, April 16, 2020, June 1, 2020, July 20, 2020, July 31, 2020, August 11, 2020 and September 2, 2020;

•
MVC’s Definitive Proxy Statement on Schedule 14A with respect to the Annual Meeting of MVC Stockholders filed with the SEC on June 10, 2020) (to the extent explicitly incorporated by reference into MVC’s Annual Report on Form 10-K); and

•
the description of MVC Common Stock referenced in MVC’s Registration Statement on Form N-2, as filed with the SEC on April 16, 2020, including any subsequent amendments or reports filed for the purpose of updating such description.

To obtain copies of these filings, see “Where You Can Find More Information.”
MVC incorporates by reference into this joint proxy statement/prospectus additional documents that MVC may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all of the securities offered by this joint proxy statement/prospectus and any accompanying prospectus supplement have been sold or Barings BDC otherwise terminates the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this joint proxy statement/prospectus and any accompanying prospectus supplement. Information that MVC files with the SEC will automatically update and may supersede information in this joint proxy statement/prospectus, any accompanying prospectus supplement, and information previously filed with the SEC.

Annex A
AGREEMENT AND PLAN OF MERGER

by and among

BARINGS BDC, INC.,

MUSTANG ACQUISITION SUB, INC.,

MVC CAPITAL, INC.,

and

BARINGS LLC

Dated as of August 10, 2020

A-i

(continued)
A-ii

(continued)
A-iii

THIS AGREEMENT AND PLAN OF MERGER, dated as of August 10, 2020 (this “Agreement”), is made by and among Barings BDC, Inc., a Maryland corporation (“Parent”), Mustang Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Parent (“Acquisition Sub”), MVC Capital, Inc., a Delaware corporation (the “Company”), and Barings LLC, a Delaware limited liability company (the “Parent External Adviser”). The Parent External Adviser is a party to this Agreement solely for purposes of Article II (with respect to the Cash Consideration), Article V (Representations and Warranties of the Parent External Adviser), Section 6.20(a) (Credit Support Agreement), Section 8.4 (Amendments), Section 8.5 (Extension and Waiver) and Article IX (General Provisions). Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.
W I T N E S S E T H:
WHEREAS, each of Parent and the Company has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;
WHEREAS, each of (i) the board of directors of the Company (the “Company Board”), upon the approval of and recommendation by a Strategic Review Committee of the Company Board (the “Company Strategic Review Committee”), and (ii) the respective boards of directors of Parent (the “Parent Board”) and Acquisition Sub have unanimously approved the acquisition of the Company by Parent in two steps via a business combination pursuant to the terms and subject to the conditions and limitations set forth in this Agreement;
WHEREAS, the Company Board and the board of directors of Acquisition Sub have unanimously approved and declared advisable, and each of the Parent Board and Parent as the sole stockholder of Acquisition Sub has approved or adopted, this Agreement and the transactions contemplated hereby, including (i) the first step being a merger of Acquisition Sub with and into the Company (the “First Step”), with the Company surviving as a wholly-owned Subsidiary of Parent (sometimes referred to in such capacity as the “First Step Surviving Corporation”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), and (ii) the second step being a merger of the First Step Surviving Corporation with and into Parent (the “Second Step” and, together with the First Step, the “Merger”), with Parent as the surviving company in the Second Step (sometimes referred to in such capacity as the “Surviving Corporation”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the DGCL and the General Corporation Law of the State of Maryland (the “MGCL”);
WHEREAS, it is intended that the First Step be mutually interdependent with and a condition precedent to the Second Step and that the Second Step shall be effected immediately after the First Step without further approval, authorization or direction from or by any of the parties hereto;
WHEREAS, the Company Board has, subject to Section 6.3(b) (Company Stockholders’ Meeting) and Section 6.6 (No Solicitation), unanimously resolved to recommend that the Company’s stockholders adopt this Agreement;
WHEREAS, the Parent Board has, subject to Section 6.3(c) (Parent Stockholders’ Meeting), unanimously resolved to recommend that Parent’s stockholders approve (i) the issuance of shares of Parent Common Stock in connection with the First Step (the “Parent Stock Issuance”) and (ii) the issuance of shares of Parent Common Stock in connection with the First Step at a price below the then-current net asset value per share of Parent Common Stock (the “Parent Below-NAV Issuance”), if necessary;
WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of Parent to enter into this Agreement, certain owners of the Company’s shares of common stock, par value $0.01 per share (“Company Common Stock”) have entered into voting agreements pursuant to which, among other things, such stockholders have, subject to the terms and conditions set forth therein, agreed to support the Merger and the transactions contemplated by this Agreement and to vote all of their shares of Company Common Stock in favor of the First Step;
WHEREAS, it is intended that the First Step and the Second Step shall be considered together as a single integrated transaction for United States federal income Tax purposes and the Merger shall qualify as a Reorganization;

WHEREAS, Parent External Adviser desires to pay the Cash Consideration at the Closing as specified herein; and
WHEREAS, each of Parent, Acquisition Sub, Parent External Adviser and the Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I.

THE MERGER
Section 1.1 The Merger.
(a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the First Step Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue as the First Step Surviving Corporation and a wholly-owned Subsidiary of Parent.
(b) Subject to the terms and conditions of this Agreement and in accordance with the DGCL and the MGCL, immediately after the First Step Effective Time and as part of a single integrated transaction with the First Step, the First Step Surviving Corporation shall be merged with and into Parent, whereupon the separate existence of the First Step Surviving Corporation shall cease, and Parent shall continue as the Surviving Corporation.
Section 1.2.  The Closing. Subject to the provisions of Article VII, the closing of the First Step (the “Closing”) shall take place at 10:00 a.m. (New York, New York time) on a date to be specified by the parties hereto, but no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”). The Closing shall take place via the remote exchange of documentation.
Section 1.3. Effective Time.
(a) Concurrently with the Closing, the Company shall cause a certificate of merger with respect to the First Step (the “First Step Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) as provided under the DGCL. The First Step shall become effective on the date and time at which the First Step Certificate of Merger has been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between Parent and the Company and specified in the First Step Certificate of Merger (such date and time being hereinafter referred to as the “First Step Effective Time”).
(b) Immediately after the First Step Effective Time and as part of a single integrated transaction with the First Step, Parent and the Surviving Corporation shall cause articles of merger with respect to the Second Step (the “Second Step Articles of Merger”) to be executed and filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) as provided under the MGCL and the Delaware Secretary as provided under the DGCL, as applicable. The Second Step shall become effective on the date and time at which the Second Step Articles of Merger have been duly filed with, and accepted for record by, the SDAT or the Delaware Secretary, as applicable, or at such other date and time as is agreed in writing between Parent and the Company and specified in the Second Step Articles of Merger (such date and time being hereinafter referred to as the “Effective Time”).
(c) The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL and the MGCL. Without limiting the generality of the foregoing, (i) from and after the First Step Effective Time, the First Step Surviving Corporation shall possess all property, rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the obligations, liabilities, and duties of the Company and Acquisition Sub shall become the obligations, liabilities and duties of the First Step Surviving

Corporation, and (ii) from and after the Effective Time, Parent shall possess all property, rights, privileges, powers and franchises of the First Step Surviving Corporation and Parent, and all of the obligations, liabilities, and duties of the First Step Surviving Corporation and Parent shall become the obligations, liabilities and duties of Parent.
Section 1.4. Articles of Incorporation and Bylaws.
(a) At the First Step Effective Time, the certificate of incorporation of the Company as the First Step Surviving Corporation shall be amended to be identical to that set forth in Exhibit A hereto until thereafter amended in accordance with Applicable Law and the applicable provisions of the certificate of incorporation of the First Step Surviving Corporation (subject to Section 6.7 (Directors’ and Officers’ Indemnification and Insurance)). At the Effective Time, the articles of incorporation of Parent in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation (subject to Section 6.7 (Directors’ and Officers’ Indemnification and Insurance)).
(b) At the First Step Effective Time, and without any further action on the part of the Company and Acquisition Sub, the bylaws of Acquisition Sub in effect immediately prior to the First Step Effective Time shall be the bylaws of the First Step Surviving Corporation (except the references to Acquisition Sub’s name shall be replaced by references to “MVC Capital, Inc.”), until thereafter amended in accordance with Applicable Law and the applicable provisions of the articles of incorporation and bylaws of the First Step Surviving Corporation (subject to Section 6.7 (Directors’ and Officers’ Indemnification and Insurance)). At the Effective Time, the bylaws of Parent in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, until thereafter amended in accordance with Applicable Law and the applicable.
Section 1.5 Board of Directors. The board of directors of the First Step Surviving Corporation effective as of, and immediately following, the First Step Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the First Step Effective Time, each to hold office in accordance with the articles of incorporation and bylaws of the First Step Surviving Corporation until the earlier of his or her death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Parent immediately prior to the Effective Time, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until the earlier of his or her death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be.
Section 1.6 Officers. From and after the First Step Effective Time, the officers of Acquisition Sub at the First Step Effective Time shall be the officers of the First Step Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be. From and after the Effective Time, the officers of Parent at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.
ARTICLE II.

EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES
Section 2.1 Effect on Securities.
(a) First Step. At the First Step Effective Time, by virtue of the First Step and without any action on the part of the Company, Parent, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:
(i) Cancellation of Company Securities. Each share of Company Common Stock issued and outstanding and held by a Subsidiary of the Company or held, directly or indirectly, by Parent or Acquisition Sub immediately prior to the First Step Effective Time, shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.
(ii)  Conversion of Company Securities. Each share of Company Common Stock issued and outstanding immediately prior to the First Step Effective Time (excluding any shares canceled pursuant to Section 2.1(a)(i)) shall be converted into the right to receive (A) $0.39492 per share in cash, without interest, from the Parent External Adviser (such amount of cash, the “Cash Consideration”) and (B) 0.94024 (such ratio, as may be adjusted pursuant to Section 2.1(a)(iv), the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of Parent common stock, par value $0.001 per share (the “Parent Common Stock”) (and, if applicable, cash in lieu of fractional shares of Parent Common Stock payable in accordance with Section 2.1(a)(v) and such share of Parent Common Stock and any such cash in lieu of fractional shares, the “Share Consideration”) (the Cash Consideration and the Share Consideration, collectively, the “Merger Consideration”). As of the First Step Effective Time, each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 2.1(a)(ii) shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of certificates (the “Certificates”) or book-entry shares (“Book-Entry Shares”) which immediately prior to the First Step Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Certificates or Book-Entry Shares in accordance with Section 2.2 (Exchange of Certificates), the Merger Consideration.
(iii) Conversion of Acquisition Sub Capital Stock. Each share of common stock, par value of $0.01 per share, of Acquisition Sub issued and outstanding immediately prior to the First Step Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.01 per share, of the First Step Surviving Corporation and constitute the only outstanding shares of capital stock of the First Step Surviving Corporation.
(iv) Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the First Step Effective Time, any change in the number of outstanding shares of Parent Common Stock or Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Exchange Ratio and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event; provided that any such adjustment shall not prevent the Merger from qualifying as a Reorganization. To the extent that the Company (1) pays any Tax Dividends pursuant to Section 6.18 (Tax Dividends; Coordination of Dividends) on or after the date of this Agreement and on or prior to the Closing Date, and/or (2) has, for any taxable year, any remaining undistributed ICTI, and/or any remaining undistributed Net Capital Gain, and/or (3) has any RIC Tax Liability, then the Exchange Ratio and any similarly dependent items, as the case may be, shall be adjusted (as determined by Parent in good faith subject to Section 6.14(e)(v)) to decrease the aggregate number of shares of Parent Common Stock issued in the Parent Stock Issuance by the amount of shares of Parent Common Stock having a value equal to the aggregate amount of such Tax Dividends, remaining undistributed ICTI, undistributed Net Capital Gain and RIC Tax Liability. To the extent that the Closing Date Total FX Linked Adjustment is greater than $0.00 as calculated in accordance with the principles and example calculations set forth on Exhibit A-1, then, at the option of Parent, either (1) the Exchange Ratio and any similarly dependent items, as the case may be, shall be adjusted (as determined by Parent in good faith subject to Section 6.14(e)(v)) to increase the aggregate number of shares of Parent Common Stock issued in the Parent Stock Issuance by the amount of shares of Parent Common Stock having a value equal to the absolute value of the Closing Date Total FX Linked Adjustment or (2) Parent shall deposit with the Exchange Agent an amount of cash equal to the absolute value of the Closing Date Total FX Linked Adjustment, which amount, without interest, shall be distributed to stockholders at the same time and in the same manner as the Cash Consideration pursuant to Section 2.2. To the extent that the Closing Date Total FX Linked Adjustment is less than $0.00 as calculated in accordance with the principles and example calculations set forth on Exhibit A-1, then the Exchange Ratio and any similarly dependent items, as the case may be, shall be adjusted (as determined by Parent in good faith subject to Section 6.14(e)(v)) to decrease the aggregate number of shares of Parent Common Stock issued in the Parent Stock Issuance by the amount of shares of Parent Common Stock having a value equal to the absolute value of the Closing Date Total FX Linked Adjustment. Nothing in this Section 2.1(a)(iv) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
(v) Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.1(a)(ii), and such fractional share interests shall not entitle the owner thereof to any Parent Common Stock or to vote or to any other rights of a holder of Parent Common Stock. All fractional shares to which a single record holder of Company Common Stock would be otherwise entitled to receive shall be aggregated and calculations shall be rounded to three (3) decimal places. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Parent Common Stock to which such holder would, but for this Section 2.1(a)(v), be entitled under Section 2.1(a)(ii) and (B) an amount equal to the average of the volume weighted average price per share of Parent Common Stock on the NYSE (as reported by Bloomberg L.P. or, if not reported thereby, in another authoritative source mutually selected by Parent and the Company) on each of the five (5) consecutive trading days ending with the third (3rd) complete trading day immediately prior to the Closing Date; provided that any such payment of cash shall not prevent the Merger from qualifying as a Reorganization. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock in lieu of any fractional share interests in Parent Common Stock, the Exchange Agent shall make available such amount, without interest, to the holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 2.1(a)(v) is not a separately bargained-for consideration.
(b) Second Step. At the Effective Time, by virtue of the Second Step and without any action on the part of the First Step Surviving Corporation or Parent or the holders of any securities of the First Step Surviving Corporation or Parent, (i) each share of common stock, par value $0.01 per share, of the First Step Surviving Corporation issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist without any consideration being payable therefor, and (ii) each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and continue in existence.
Section 2.2. Exchange of Certificates and Book-Entry Shares.
(a) Designation of Exchange Agent; Deposit of Exchange Fund. Prior to the Closing, Parent and the Parent External Adviser shall enter into a customary exchange agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 2.1(a)(ii). Prior to the First Step Effective Time, (i) Parent shall deposit, or cause to be deposited with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent (A) book-entry shares (or certificates if requested) representing the full number of whole shares of Parent Common Stock issuable pursuant to Section 2.1(a)(ii) in exchange for outstanding shares of Company Common Stock and (ii) the Parent External Adviser shall deposit, or cause to be deposited with the Exchange Agent, cash in an aggregate amount necessary to pay the Cash Consideration. Parent shall, after the First Step Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Parent Common Stock pursuant to Section 2.2(d) (such shares of Parent Common Stock and cash provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit, Parent shall assume that there will not be any fractional shares of Parent Common Stock. Parent shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 2.1(a)(v). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 2.1(a)(ii), Parent shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payment. Parent and the Parent External Adviser shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock and (y) applied promptly to making the payments pursuant to Section 2.1(a)(ii).The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 2.1(a), except as expressly provided for in Section 2.2(f).
(b) As promptly as practicable following the First Step Effective Time and in any event not later than the second Business Day thereafter, Parent shall cause the Exchange Agent to mail to each holder of record of a Certificate or Book-Entry Share, to the extent required, that immediately prior to the First Step Effective Time represented outstanding shares of Company Common Stock (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares, to the extent required, to the Exchange Agent and which shall be in the form and have such other provisions as Parent and the Company may reasonably specify and (ii) instructions (which instructions shall be in the form and have such other provisions as Parent and the Company may reasonably specify) for use in effecting the surrender of the Certificates or Book-Entry Shares, to the extent required, in exchange for (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificates or Book-Entry Shares, as applicable, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificates or Book-Entry Shares, to the extent required, pursuant to Section 2.1(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.2(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(v).
(c) Upon surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share for cancellation to the Exchange Agent, together with a letter of transmittal duly completed and validly executed in accordance with the instructions thereto with respect to any such Certificate, and such other documents as may be required pursuant to such instructions, the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor, and Parent, and with respect to the Cash Consideration, the Parent External Adviser, shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, but in any event within two (2) Business Days following the later to occur of (i) the First Step Effective Time or (ii) the Exchange Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share, (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by such Certificate or Book-Entry Shares, (B) the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Certificate or Book-Entry Shares pursuant to Section 2.1(a)(ii), (C) any dividends or other distributions payable pursuant to Section 2.2(d) and (D) cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(v), and the Certificate (or affidavit of loss in lieu thereof) or Book-Entry Share so surrendered shall be forthwith canceled. The Exchange Agent shall accept such Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No interest shall be paid or accrued for the benefit of holders of the Certificates or Book-Entry Shares on the cash payable upon the surrender of the Certificates or Book-Entry Shares.
(d) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared with respect to Parent Common Stock to stockholders of record on or after the Effective Time shall be delivered to the holder of any unsurrendered Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares with respect to the shares of Parent Common Stock represented thereby, in each case unless and until the surrender of such Certificate (or affidavit of loss in lieu thereof) in accordance with this Article II. Subject to Applicable Law, following surrender of a Certificate (or affidavit of loss in lieu thereof) or Book-Entry Shares for cancellation to the Exchange Agent, there shall be paid to the holder of the Parent Common Stock issued in exchange for such Certificate or Book-Entry Shares, without interest, (i) at the time of delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), the amount of dividends or other distributions with a record date after the First Step Effective Time theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the First Step Effective Time but prior to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), and a payment date subsequent to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(c), payable with respect to such shares of Parent Common Stock.
(e) In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Parent Common Stock as contemplated by Section 2.2(d)) may be made to a Person other than the Person in whose name the Certificate or Book-Entry Share so surrendered is registered, only if such Certificate shall be properly endorsed or otherwise be in proper form for transfer (and accompanied by all documents reasonably required by the Exchange Agent) or such Book-Entry Share shall be properly transferred and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or Book-Entry Share or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.
(f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates or Book-Entry Shares for twelve (12) months after the First Step Effective Time shall be delivered to Parent or its designee, upon demand, and any such holders prior to the First Step who have not theretofore complied with this Article II shall thereafter look only (i) to Parent and the Surviving Corporation as general creditor thereof for payment of their claims for Share Consideration and any dividends or distributions with respect to Parent Common Stock as contemplated by Section 2.2(d) and (ii) the Parent External Adviser as general creditor thereof for payment of their claims for the Cash Consideration. Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Certificates or Book-Entry Shares for the Merger Consideration.
(g) No Liability. None of Parent, Parent External Adviser, Acquisition Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash held in the Exchange Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates or Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger Consideration in respect of such Certificate or Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate or Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation, or with respect to any Cash Consideration, the Parent External Adviser, free and clear of all claims or interest of any Person previously entitled thereto.
(h) Withholding. Parent, Parent External Adviser, the First Step Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration, the Cash Consideration and any amounts otherwise payable pursuant to this Agreement to any former holder of Company Common Stock such amounts as Parent, Parent External Adviser, the First Step Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any other provision of applicable federal, state, local or foreign Tax Law (and to perform any actions that may be required in this context). To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Parent, Parent External Adviser, the First Step Surviving Corporation or the Exchange Agent on behalf of the Person, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Parent External Adviser, the First Step Surviving Corporation or the Exchange Agent.
Section 2.3. Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and shall instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other Applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of Taxes required by Applicable Law. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Company Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by the Company relating to rights to be paid the fair value of Dissenting Shares, and the Parent shall have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of the Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing.
Section 2.4. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the First Step Surviving Corporation or Parent, the posting by such Person of a bond, in such reasonable amount as the First Step Surviving Corporation or Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article II.
Section 2.5. Transfers; No Further Ownership Rights. After the First Step Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the First Step Effective Time. If Certificates or Book-Entry Shares are presented to the First Step Surviving Corporation for transfer following the First Step Effective Time, they shall be canceled against delivery of the applicable Merger Consideration, as provided for in Section 2.1(a)(ii), for each share of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.
ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as disclosed in the Company SEC Documents filed by the Company prior to the date of this Agreement (but in each case excluding any risk factor or similar disclosure under the headings “Risk Factors” or “Forward Looking Statements” or any similar non-specific, predictive, precautionary or forward-looking statements) or as disclosed in the Company Disclosure Letter, the Company hereby represents and warrants to Parent as follows:
Section 3.1 Organization and Qualification. Each of the Company and its Subsidiaries (i) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (ii) has the requisite entity power and authority to conduct its business as it is now being conducted, to use its assets in the manner in which its assets are currently being used, and to perform its obligations under all Company Material Contracts to which it is a party, except, in the case of this clause (ii), where the failure to be in good standing or to have such power and authority would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Company Material Adverse Effect. The Company’s Certificate of Incorporation (as amended, the “Company’s Charter”) and Eighth Amended and Restated Bylaws (as amended, the “Company’s Bylaws”), as currently in effect, are included in the Company SEC Documents and are in full force and effect and the Company is not in violation of such documents. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.
Section 3.2. Capitalization; Subsidiaries.
(a) As of the close of business on August 7, 2020, the authorized capital stock of the Company consists of 150,000,000 shares of Company Common Stock, 17,725,118 of which were issued and outstanding and 10,579,330 of which were held by the Company as treasury stock. There are no shares of preferred stock authorized, issued or outstanding.

(b) All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Company Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.
(c) There are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive capital stock of the Company or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries or (iv) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company.
(d) Each Subsidiary of the Company on the date hereof is listed on Section 3.2(d) of the Company Disclosure Letter. Except as set forth on Section 3.2(d) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary, free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent the currently effective corporate or other organizational documents of each Subsidiary of the Company.
Section 3.3. Authority Relative to Agreement.
(a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by the Company, and except for the Company Stockholder Approval and the filing of the First Step Certificate of Merger with the Delaware Secretary and the Second Step Articles of Merger with the Delaware Secretary and the SDAT, no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, the “Bankruptcy and Equity Exception”).
(b) The Company Board has, by resolutions adopted by the directors and upon the approval of and recommendation by the Company Strategic Review Committee, (i) approved and adopted this Agreement and the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Company and Company’s stockholders, (iii) directed that the adoption of this Agreement be submitted to a vote at the Company Stockholders’ Meeting and (iv) resolved to make the Company Recommendation (provided that any change or modification or rescission of such recommendation by the Company Board in accordance with Section 6.6(d) (No Solicitation) shall not be a breach of the representation in this clause (iv)).
(c) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated or permitted hereby will (i) violate any provision of Company’s Charter or the Company’s Bylaws or the articles of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 3.4 (No Conflict; Required Filings and Consents) have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to the Company any Applicable Law or by which any property or asset of the Company, any of its Subsidiaries is bound or affected, or (iii) assuming (x) the repayment in full of all obligations under the Existing Credit Facilities and termination of the commitments thereunder and (y) either the repayment in full of all obligations under the Existing Notes or the assumption by Parent or one of its Subsidiaries of all of the Company’s obligations under the Company’s Existing Notes in accordance with the terms of the Existing Notes Indenture, result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, require the consent, or notice to or filing with any Third Party pursuant to any Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Company or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii), any such consent, notice, filing, conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.4 No Conflict; Required Filings and Consents. No consent, approval, license, permit, order or authorization (a “Consent”) of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act, the Exchange Act and the Investment Company Act, (ii) the filing of the First Step Certificate of Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings as may be required in connection with the Taxes described in Section 8.6 (Expenses; Transfer Taxes), a Tax Dividend or an election made under Section 852(b)(3)(D) of the Code described in Section 6.14(e), (iv) compliance with applicable rules and regulations of the NYSE, (v) compliance with and filings or notifications under the HSR Act and any other applicable United States or foreign competition, antitrust, merger control or investment Laws (together with the HSR Act, “Antitrust Laws”) and (vi) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.5 Permits; Compliance with Laws.
(a) The Company and each of its Subsidiaries are in compliance, and have been operated in compliance since January 1, 2018, in all material respects, with all Applicable Law, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would reasonably be expected to result in a Company Material Adverse Effect.
(b) The Company and each of its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over the Company and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause the Company or its Subsidiaries to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to the Company or its Subsidiaries, other than, with respect to any Applicable Law set forth in this Section 3.5(b), any non-compliance that would not reasonably be expected to have a Company Material Adverse Effect.
(c) The Company and each of its Subsidiaries is in compliance, and since it commenced operations, has complied in all material respects with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in the Company’s registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act, the Securities Act, the Investment Company Act and Applicable Law, if any, other than any non-compliance that would not reasonably be expected to have a Company Material Adverse Effect.

(d) None of the Company or its Subsidiaries is in default or violation of any (i) Applicable Law or (ii) Permits necessary for the Company and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not reasonably be expected to have a Company Material Adverse Effect.
(e) The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(f) The Company and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit the Company and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not reasonably be expected to have a Company Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would reasonably be expected to have a Company Material Adverse Effect.
(g) No “affiliated person” (as defined under the Investment Company Act) of the Company or its investment adviser is or has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of the Company, threatened that would result in any such disqualification.
(h) The minute books and other similar records of the Company contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any committees of the Company Board.
(i)  Notwithstanding the foregoing, no representation or warranty in this Section 3.5 is made with respect to Company SEC Documents or financial statements, “disclosure controls and procedures” or “internal control over financial reporting,” employee and employee benefits matters, intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 3.6 (Company SEC Documents; Financial Statements; Enforcement Actions), Section 3.8 (Disclosure Controls and Procedures), Section 3.12 (Employee Matters), Section 3.13 (Trademarks, Patents and Copyrights), Section 3.14 (Taxes), Section 3.16 (Real Property) and Section 3.17 (Environmental), respectively.
Section 3.6. Company SEC Documents; Financial Statements; Enforcement Actions.
(a) Since January 1, 2018, the Company has filed with the SEC on a timely basis all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by the Company since such date, including any amendments thereto, the “Company SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed (or, if amended, other than to correct any material misstatement or omission, as of the date of such amendment) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading).
(b) The consolidated financial statements (including all related notes and the related consolidated schedules of investments) of the Company included in the Company SEC Documents (i) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof, and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto, which adjustments are not, in the aggregate, material to the Company), (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries and (iv) comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The NAV per share of the Company as of April 30, 2020 and the estimated NAV per share of the Company as of July 31, 2020 is set forth in Section 3.6(b) of the Company Disclosure Letter.
(c) Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of the Company, upon consummation of the First Step restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not reasonably be expected to have a Company Material Adverse Effect, nor has the Company or any of its Subsidiaries been advised in writing or, to the Knowledge of the Company, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would reasonably be expected to have a Company Material Adverse Effect.
Section 3.7. Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company or any of its Subsidiaries (including by the Company Investment Adviser) expressly for inclusion or incorporation by reference in (a) the registration statement on Form N-14 to be filed with the SEC by Parent in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the First Step (as amended or supplemented from time to time, the “Form N-14”) will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the joint proxy statement to be sent to the stockholders of the Company relating to the Company Stockholders’ Meeting and stockholders of Parent relating to the Parent Stockholders’ Meeting (the “Joint Proxy Statement”) will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, and at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including Acquisition Sub, or to statements made therein based on information supplied by or on behalf of Parent or Acquisition Sub for inclusion or incorporation by reference therein).
Section 3.8 Disclosure Controls and Procedures. The Company and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2018, the Company’s principal executive officer and its principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board (a) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since January 1, 2018, neither the Company nor any of its Subsidiary has received any material, unresolved, complaint, allegation, assertion or claim regarding the impropriety of any accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls.
Section 3.9 Absence of Certain Changes or Events. Since January 1, 2018, through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of the Company and its Subsidiaries have been conducted in the ordinary course of business and (b) there has not been any event, development or state of circumstances that has had a Company Material Adverse Effect.
Section 3.10. No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in the Company’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since November 1, 2019 and which have been disclosed in Section 3.10 of the Company Disclosure Letter, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement, or (e) for unfunded commitments with respect to any Acquired Investment set forth on Section 3.10 of the Company Disclosure Letter, none of the Company or any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company.
Section 3.11 Litigation. Except as set forth on Section 3.11 of the Company Disclosure Letter, there is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, that would, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation by any Governmental Authority involving the Company or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Company Material Adverse Effect.
Section 3.12 Employee Matters. Neither the Company nor any of its Subsidiaries has, or has any liability with respect to, (a) any employees or (b) any “employee benefit plans” as defined in Section 3(3) of ERISA, or any bonus, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers, directors, consultants or individual independent contractors.
(a) Neither the Company, any of its Subsidiaries nor any ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).
Section 3.13. Trademarks, Patents and Copyrights.
(a) Except as would not reasonably be expected to have a Company Material Adverse Effect, to the Knowledge of the Company, the Company and its Subsidiaries own or have the right to use in the manner currently used, all patents, trademarks, trade names, copyrights, internet domain names, service marks, trade secrets, software, know-how and other similar proprietary rights and industrial and intellectual property rights (the “Intellectual Property Rights”) that are material to the respective businesses of the Company and its Subsidiaries as currently conducted.

(b) To the Knowledge of the Company as of the date hereof, the conduct of the respective businesses of the Company and its Subsidiaries as currently conducted does not, and during the past six (6) years did not, infringe upon or otherwise violate any Intellectual Property Rights of any other Person, except for any such infringement that would not reasonably be expected to have a Company Material Adverse Effect and in the last six (6) years, neither the Company nor any of its Subsidiaries have received any written notice (including any cease and desist letter or invitation to license) alleging that Company or any Subsidiary is infringing, misappropriating or violating any Intellectual Property Rights. There is no such claim pending or, to the Knowledge of the Company, threatened, except for any such infringement or other violation that would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no other Person is infringing or otherwise violating, or during the past six (6) years has infringed or violated, any Company IPR, except for any such infringement or other violation as would not reasonably be expected to have a Company Material Adverse Effect, and in the last six (6) years, neither the Company nor any of its Subsidiaries have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Company IPR. No Company IPR are or have been the subject of, any Proceeding, Law or any Order that bars or limits the use of such rights (excluding rejections, orders or rulings issued in the context of the application for registration of Company IPR). The Company and its Subsidiaries are not and have not been party to any Proceeding relating to its use of Intellectual Property Rights, including any Proceeding involving any claim that the Company and its Subsidiaries infringed, misappropriated, diluted or otherwise violated the Intellectual Property Rights of any third party. Notwithstanding anything to the contrary in this Agreement, this Section 3.13(b) constitutes the only representation and warranty of the Company with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.
(c) The Company’s and its Subsidiaries’ practices with regard to the collection, dissemination and use of Company Data have at all times since January 1, 2018 complied in all material respects with all Applicable Laws, including laws and regulations relating to data protection, Personal Data, contractual commitments of the Company and its Subsidiaries and any published privacy policies. The Company and its Subsidiaries have in place appropriate written internal information security policies, which include guidelines for the use, processing, confidentiality and security of Company Data consistent with Applicable Law, contractual commitments of the Company and its Subsidiaries and any published privacy policies. The Company and its Subsidiaries have established and maintains appropriate technical, physical and organizational measures and security systems and technologies in compliance with all data security requirements under Applicable Laws relating to data protection, Personal Data, contractual commitments of the Company and its Subsidiaries and any published privacy policies, that are designed to protect Company Data against accidental or unlawful access, processing or use. The Company and its Subsidiaries have established and are in compliance with a written information security program, reasonably acceptable. For the thirty six (36) months immediately preceding the date of this Agreement and the Closing Date, except as disclosed in Section 3.13(c) of the Company Disclosure Letter: (i) the Company and its Subsidiaries have not received any notification or allegation from any competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that the Company and its Subsidiaries have not complied in any respect with Applicable Laws relating to data protection or Personal Data and (ii) there has been no loss of, or unauthorized access, use, disclosure or modification of any Company Data. No individual has received compensation (or an offer for compensation) from or on behalf the Company or its Subsidiaries for breaches of applicable data protection Laws or for loss or unauthorized disclosure of Personal Data.
Section 3.14. Taxes. Except as would not have a Company Material Adverse Effect:
(a) The Company and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects, and (ii) timely paid all Taxes due and payable whether or not reflected as due on any such Tax Returns, except, in the case of clause (i) or clause (ii) hereof, with respect to matters contested in good faith through appropriate proceedings and for which adequate reserves have been established in the books and records of the Company. No claim has ever been made by an authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.

(b) There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of the Company or any of its Subsidiaries.
(c) All Taxes that the Company or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties, and have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.
(d) Neither the Company nor any of its Subsidiaries has (i) ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company or any of its Subsidiaries) or (ii) any liability for the Taxes of another Person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) or as a transferee or a successor or by contract (other than pursuant to commercial agreements entered into in the ordinary course of business and the principal purpose of which is not related to Taxes).
(e) Within the past two years, neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock that qualified or was intended to qualify under Section 355(a) of the Code.
(f) Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries and certain Portfolio Companies or customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company or its Subsidiaries.
(g) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.
(h) Neither the Company nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
(i) Neither the Company nor any of its Subsidiaries has deferred any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) in respect of calendar year 2020 pursuant to Section 2302 of the CARES Act, which Taxes would otherwise have been payable by the Company or any of its Subsidiaries in respect of calendar year 2020 but for the application of the CARES Act, and neither the Company nor any of its Subsidiaries has applied for or incurred any Small Business Administration Paycheck Protection Program loan.
(j) Neither the Company nor any of its Subsidiaries has taken any action or knows of any fact that would reasonably be expected to prevent the Intended Tax Treatment.
(k) The Company has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC with respect to each taxable year starting with that tax year ended October 31, 2004. No challenge to the Company’s status as a RIC is pending or has been threatened in writing. The Company has not, in any taxable year for which the applicable statute of limitations remains open, been liable for, nor is it now liable for, any income or excise Tax pursuant to Sections 852 or 4982 of the Code, in the case of Section 4982 of the Code determined as if the Closing Date were the end of the calendar year. Since the taxable year ended October 31, 2004, and for each prior year to the Knowledge of the Company, the Company has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply. To the knowledge of the Company, the Company is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends (as defined in Section 316 of the Code) paid by the Company in any taxable year for which the applicable statute of limitations remains open, including its taxable year ending on the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. In each taxable year for which the applicable statute of limitations remains open, the Company has complied with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper Taxing Authority all Taxes it was required to withhold, and is not liable for any penalties which could be imposed thereunder.
Section 3.15. Material Contracts.
(a) Section 3.15(a) of the Company Disclosure Letter sets forth a list, as of the date hereof, of each Company Material Contract, a complete and correct copy of each of which has been made available to Parent. For purposes of this Agreement, “Company Material Contract” shall mean any Contract to which the Company or any of its Subsidiaries is a party, except for this Agreement, that:
(i) constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of the Company or any of its Subsidiaries;
(ii) except with respect to investments set forth in the Company SEC Documents, any partnership, limited liability company, joint venture or similar Contract that is not entered into in the ordinary course of business and that is material to the Company and its Subsidiaries, taken as a whole;
(iii) except with respect to investments set forth in the Company SEC Documents, is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among the Company and any of its Subsidiaries) relating to Indebtedness for borrowed money (excluding letters of credit) (whether outstanding or as may be incurred);
(iv) is a non-competition or non-solicitation Contract, or any other Contract that would reasonably be expected to limit the manner in which, or the localities in which, any material business of the Company or any of its Subsidiaries (taken as a whole) is or could be conducted or the types of material businesses that the Company or any of its Subsidiaries conduct;
(v) is a Contract (including any Contract relating to acquisitions or dispositions of Portfolio Companies) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) and which has not been consummated pursuant to which (A) the Company reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $1,000,000 or (B) any other Person has the right to acquire any assets of the Company or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price of more than $1,000,000;
(vi) is a Contract for the purpose of another Person providing investment advisory or investment management services to the Company or any of its Subsidiaries;
(vii) is a Contract pursuant to which the Company or any of its Subsidiaries has an unfunded commitment to make or fund any loan, purchase any securities or otherwise make an investment in any Portfolio Company following the date of this Agreement;
(viii) creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $1,000,000, or creates or would create a Lien on any asset of the Company or its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);
(ix) is with (A) the Company Investment Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);
(x) is a Contract that obligates the Company, any of its Subsidiaries or the Company Investment Adviser to conduct any business that is material to the Company and its Subsidiaries, taken as a whole, on an exclusive basis with any Third Party; or
(xi) is an Order or Consent of a Governmental Authority to which the Company, any of its Subsidiaries or, if it pertains to the Company and its Subsidiaries, the Company Investment Adviser is subject.

(b) None of the Company or any of its Subsidiaries is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination or acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract to which it is a party except for such breaches, defaults or actions as would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract except for such breaches or defaults as would not reasonably be expected to have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of the Company or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto, except such as would not reasonably be expected to have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.
Section 3.16. Real Property.
(a) None of the Company, any of its Subsidiaries owns any real property in fee (or the equivalent interest in the applicable jurisdiction).
(b) None of the Company nor any of its Subsidiaries are party to any leases or subleases.
Section 3.17. Environmental. Except as would not reasonably be expected to have a Company Material Adverse Effect:
(a) the Company and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Permits required for their operations under applicable Environmental Laws;
(b) there is no pending or, to the Knowledge of the Company, threatened Proceeding pursuant to any Environmental Law against the Company or any of its Subsidiaries;
(c) none of the Company or any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that the Company or any of its Subsidiaries has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of the Company or any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and
(d) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any other Person has had a Release of Hazardous Materials at any real property leased or operated by the Company or any of its Subsidiaries in violation of Environmental Laws by the Company or any of its Subsidiaries or that is reasonably expected to result in liability of the Company or any of its Subsidiaries to remediate such Hazardous Materials pursuant to applicable Environmental Law.
Section 3.18. Takeover Statutes. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover,” “interested stockholder” or any other takeover or anti-takeover statute or similar federal or state Law (any such Laws, “Takeover Statutes”) are applicable to this Agreement, the Merger or the First Step.
Section 3.19 Vote Required. The adoption of this Agreement by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) is the only vote or consent of holders of any class or series of securities or capital stock of the Company that is required in connection with the consummation of the transactions contemplated hereby.
Section 3.20 Brokers. No investment banker, broker or finder other than JMP Securities LLC (a redacted copy of whose engagement letter has been provided to Parent prior to the date hereof), the fees and expenses of which will be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.
Section 3.21 Opinion of Financial Advisor. Prior to execution of this Agreement, the Company Board and the Company Strategic Review Committee have received the opinion of JMP Securities LLC to the effect that, as of the date of such opinion, and based upon and subject to the limitations and assumptions set forth in such opinion, the Merger Consideration to be received by holders of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders (other than Parent, Acquisition Sub, Parent External Adviser and their respective Affiliates).
Section 3.22 Insurance. The Company or its Affiliates have paid, or caused to be paid, all premiums due under all material insurance policies covering the Company or its Subsidiaries and all such insurance policies are in full force and effect other than as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole. None of the Company or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other than as would not reasonably be expected to have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case, that is held by, or for the benefit of, the Company, any of its Subsidiaries, other than as would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.23. Investment Assets. The Company and each of its Subsidiaries owns all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of the Company and any of its Subsidiaries under the Existing Credit Facilities, and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and existing as of the date of this Agreement.
Section 3.24. Company Investment Advisory Agreement. The Company Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither the Company nor its investment adviser is in default under the Company Investment Advisory Agreement, except where such default would not reasonably be expected to have a Company Material Adverse Effect. The Company Investment Advisory Agreement is a valid and binding obligation of the Company, except as would not reasonably be expected to have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception. There is no Proceeding pending or, to the Knowledge of the Company, threatened, and, to the Knowledge of the Company, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of the Company’s investment adviser as an investment adviser under the Investment Advisers Act or the ability of the Company’s investment adviser to perform its obligations under the Company Investment Advisory Agreement.
Section 3.25 Acquired Loan Documents and Equity Governing Documents.
(a) Complete and correct copies of all the Acquired Loan Documents and Equity Governing Documents have been made available to Parent.
(b) Except as set forth on Section 3.25(b) of the Company Disclosure Letter, as of the date hereof and as of the Closing Cut-off Time, neither the Company, nor, to the Knowledge of the Company, any Borrower has received, in the twelve (12) month period preceding the date of this Agreement, written notice of any alleged material breach or material default by the Company, any Subsidiary thereof or any Borrower under any Acquired Loan Document or any other agreement (including with respect to any senior financing arrangement) that would reasonably be expected to impair the ability of the Company or any of its Subsidiaries to receive payment in accordance with the terms of any Acquired Loan Document or enforce its rights under any Acquired Loan Document, and no other event has occurred that, with notice or lapse of time, would constitute a material default under any Acquired Loan Document or, to the Knowledge of the Company, any other agreement (including with respect to any senior financing arrangement) which default would reasonably be expected to impair the ability of the Company or any of its Subsidiaries to receive payment in accordance with the terms of any Acquired Loan Document or enforce its rights under any Acquired Loan Document, by the Company, any Subsidiary thereof or any Borrower.
(c) Except as set forth on Section 3.25(c) of the Company Disclosure Letter, as of the date hereof and as of the Closing Cut-off Time, (i) no Acquired Loan is more than thirty (30) days delinquent in the payment of interest or principal thereon, (ii) to the Knowledge of the Company, no Borrower party thereto (u) is subject to any bankruptcy or insolvency proceeding, (v) has filed, or consented (by answer or otherwise) to the filing against it, of a petition for relief under any bankruptcy or insolvency law of any jurisdiction, (w) made an assignment for the benefit of its creditors, (x) consented to the appointment of a custodian, receiver, trustee, liquidator or other judicial officer with similar power over itself or any substantial part of its property, (y) been adjudicated by a court to be insolvent, or (z) taken corporate or partnership action for the purpose of authorizing any of the foregoing.
(d) Except as set forth in Section 3.25(d) of the Company Disclosure Letter, as of the date hereof and of the Closing Cut-off Time, (i) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any Borrower is in breach of or under default pursuant to the terms, conditions or provisions of, any Acquired Loan Documents or Equity Governing Documents, (ii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of the Company or any of its Subsidiaries or, to the Company’s knowledge, any other party thereto under any Acquired Loan Document or Equity Governing Document and (iii) there are no disputes pending or, to the Company’s knowledge, threatened with respect to any Acquired Loan Document or Equity Governing Document.
Section 3.26. Acquired Investments; Title to Acquired Investments.
(a) The Acquired Loan Schedule is accurate in all material respects as of the Cut-off Time and will be accurate in all material respects as of the Closing Cut-off Time. The Equity Interest Schedule is accurate in all respects as of the Cut-off Time and will be accurate in all respects as of the Closing Cut-off Time.
(b) To the extent that the Acquired Loan Schedule indicates that the Acquired Loans are secured, all of the obligations of the applicable Borrower with respect to each such Acquired Loan are secured by valid, subsisting and enforceable security interests (subject only to those contractual subordination or intercreditor agreements that have been made available to Parent) in favor of the Company or the relevant Administrative Agent or collateral agent, for the benefit of the lenders thereunder (including the Company), to the extent required pursuant to the applicable Acquired Loan Documents, and such security interests have been perfected by all necessary action under the relevant UCC or other applicable statutes in all applicable jurisdictions. Except to the extent permitted under the terms of the applicable Acquired Loan Documents, the Company has not taken any action and to the Knowledge of the Company, no other Person has taken any action, to release any of the Liens granted in favor of the Company and/or the applicable agent or secured parties pursuant to the Acquired Loan Documents. To the Company’s knowledge, to the extent that any Acquired Loan Collateral exists the security interest in which (1) may be perfected under the UCC through possession thereof by a secured party and (2) that is required pursuant to the applicable Acquired Loan Documents to be perfected through possession, all such Acquired Loan Collateral is in the possession of the Person to whom such Acquired Loan Collateral was required to have been delivered pursuant to such Acquired Loan Documents.
(c) Except as set forth in Section 3.26(c) of the Company Disclosure Letter, each Acquired Loan complies in all material respects, and did comply as of the date on which it was originated, with applicable federal and state laws.
(d) The obligations of each Borrower with respect to the applicable Acquired Loans are not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any of the Acquired Loan Documents, or the exercise of any right thereunder, will not render such Acquired Loan Document unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Company has not received written notice of the assertion of any such right of rescission, setoff, counterclaim or defense asserted with respect thereto.
(e) Immediately following Closing, Parent (or the applicable controlled Affiliate of Parent) will be the sole legal and beneficial owner of, and have good and valid title to, the Acquired Investments, free and clear of any Liens (other than Permitted Liens).
(f) (i) The certified shareholders register of Security Holdings B.V., a Dutch private limited company (“Security Holdings”), dated May 7, 2019, has been made available to Parent and is a true and correct in all respects and reflects the record ownership of each stockholder of Security Holdings as of such date and as of the date hereof, and (ii) the Stockholders Agreement, dated September 3, 2008 (the “Security Holdings Stockholders Agreement”), by and among Security Holdings, the Company and certain other stockholders in Security Holdings is in full force in effect as of the date hereof.
Section 3.27. Tax Matters Relating to Acquired Investments. Except as set forth on Section 3.27 of the Company Disclosure Letter, each of the Acquired Loans and Acquired Loan Notes are in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (and any other relevant or successor provisions of the Code or such regulations) for United States federal income Tax purposes. None of the Acquired Investments consist of (or otherwise relate to) real property.
Section 3.28. No Other Representations and Warranties. Except for the representations and warranties contained in this Article III or any certificate delivered hereunder, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company, any of its Subsidiaries, or any Portfolio Company, or with respect to any other information provided to Parent or Acquisition Sub or any of their respective Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Company nor any other Person will have or be subject to any claim, liability or indemnification obligation to Parent, Acquisition Sub or any other Person resulting from the distribution or failure to distribute to Parent or Acquisition Sub, or Parent’s or Acquisition Sub’s use of, any such information, including any information, documents, projections, estimates, Forecasts or other material made available to Parent or Acquisition Sub in the electronic data room maintained by the Company for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III or in any certificate delivered pursuant hereto. Nothing in this Section 3.28 shall apply to or limit any claim for intentional fraud.
Section 3.29 Acknowledgement of Disclaimer of Other Representations and Warranties. The Company acknowledges that, as of the date hereof, it and its Representatives: (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of Parent, the Parent External Adviser and their respective Subsidiaries, which it and its Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) may have received and may receive from Parent, the Parent External Adviser and their respective Subsidiaries and Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding Parent, the Parent External Adviser and their respective Subsidiaries and their respective businesses and operations (collectively, “Parent Forecasts”); and (c) have had full opportunity to discuss with Parent and the Parent External Adviser the business and assets of Parent, the Parent External Adviser and their respective Subsidiaries. The Company acknowledges and agrees that (x) there are uncertainties inherent in attempting to make Parent Forecasts, with which the Company is familiar, and the Company is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Parent Forecasts (including the reasonableness of the assumptions underlying such Parent Forecasts), and the Company shall have no claim against Parent, the Parent External Adviser, their respective Subsidiaries or any of their respective Representatives with respect to any such Parent Forecasts, other than with respect to intentional fraud, and (y) the Company has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of Parent, the Parent External Adviser, their respective Subsidiaries and, in making its determination to proceed with the transactions contemplated hereby, including the Merger, the Company has relied on the results of its own independent review and analysis. The Company further acknowledges and agrees that (1) any Parent Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to the Company or any of its Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by Parent’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article IV (Representations and Warranties of Parent and Acquisition Sub); and (2) except for the representations and warranties expressly set forth in Article IV (Representations and Warranties of Parent and Acquisition Sub) and, in the case of the Parent External Adviser, Article V (Representations and Warranties of the Parent External Adviser), (A) none of Parent, Parent External Adviser or any of their respective Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Merger and the Company is not relying on (and the Company shall have no claim against Parent, the Parent External Adviser, any of their respective Subsidiaries or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (B) no Person has been authorized by Parent, the Parent External Adviser or any of their respective Subsidiaries or Representatives to make any representation or warranty relating to itself or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by such entity.
ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB
Except as disclosed in the Parent SEC Documents filed by Parent prior to the date of this Agreement (but in each case excluding any risk factor or similar disclosure under the headings “Risk Factors” or “Forward Looking Statements” or any similar non-specific, predictive, precautionary or forward-looking statements) or as disclosed in the Parent Disclosure Letter, Parent and Acquisition Sub hereby jointly and severally represent and warrant to the Company as follows:
Section 4.1 Organization and Qualification. Each of Parent and its Subsidiaries (including Acquisition Sub) (i) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (ii) has the requisite entity power and authority to conduct its business as it is now being conducted, to use its assets in the manner in which its assets are currently being used, and to perform its obligations under all Parent Material Contracts to which it is a party, except, in the case of this clause (ii), where the failure to be in good standing or to have such power and authority would not reasonably be expected to have a Parent Material Adverse Effect. Each of Parent and its Subsidiaries (including Acquisition Sub) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, and neither Parent nor Acquisition Sub is in violation of such documents. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.
Section 4.2. Capitalization; Subsidiaries.
(a) As of the close of business on August 7, 2020, the authorized capital stock of Parent consists of 150,000,000 shares of Parent Common Stock, 47,961,753 of which were issued and outstanding and none of which were held by Parent as treasury stock. As of the close of business on August 7, 2020, the authorized capital stock of Acquisition Sub consists of one hundred (100) shares of common stock, $0.01 par value per share, 100 of which were issued and outstanding. Acquisition Sub does not have any Subsidiaries and has no shares of preferred stock authorized, issued or outstanding.
(b) All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Parent Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.
(c) There are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party obligating Parent or any of its Subsidiaries (including Acquisition Sub) to issue, transfer or sell any shares of capital stock or other equity interest in Parent or any of its Subsidiaries (including Acquisition Sub) or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of Parent or any of its Subsidiaries (including Acquisition Sub) to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive capital stock of Parent or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries (including Acquisition Sub) or (iv) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent.

(d) Each Subsidiary of Parent (including Acquisition Sub) on the date hereof is listed on Section 4.2(d) of the Parent Disclosure Letter. Except as set forth on Section 4.2(d) of the Parent Disclosure Letter, Parent owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary (including Acquisition Sub), free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Parent has made available to the Company the currently effective corporate or other organizational documents of each Subsidiary of Parent.
Section 4.3. Authority Relative to Agreement.
(a) Parent and Acquisition Sub have all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the Parent Stockholder Approval, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent and Acquisition Sub, and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by Parent and Acquisition Sub, and except for the Parent Stockholder Approval and the filing of the Second Step Articles of Merger with the SDAT, no other corporate action or Proceeding on the part of Parent or Acquisition Sub is necessary to authorize the execution, delivery and performance of this Agreement by Parent and Acquisition Sub and the consummation by Parent and Acquisition Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Acquisition Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.
(b) Each of the Parent Board and the board of directors or similar governing body of Acquisition Sub has, by resolutions adopted by directors or similar governing members (i) adopted this Agreement and approved the transactions contemplated hereby, (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Parent, Acquisition Sub and their respective stockholders or other equityholders, as applicable and (iii) resolved to make the Parent Recommendation. Parent, acting in its capacity as the sole stockholder of Acquisition Sub, has approved and adopted this Agreement.
(c) Neither the execution and delivery of this Agreement by Parent and Acquisition Sub nor the consummation by Parent and Acquisition Sub of the transactions contemplated or permitted hereby will (i) violate any provision of the articles of incorporation or bylaws (or equivalent organizational documents) of Parent, any of its Subsidiaries or Acquisition Sub, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 (No Conflict; Required Filings and Consents) have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to Parent any Applicable Law or by which any property or asset of Parent or any of its Subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation, require the consent, or notice to or filing with any Third Party pursuant to any Parent Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of Parent or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii), any such consent, notice, filing, conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.4. No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act, the Exchange Act and the Investment Company Act, (ii) the filing of the Second Step Articles of Merger with the Delaware Secretary and the SDAT and appropriate documents with the relevant authorities of the other jurisdictions in which Parent or any of its Subsidiaries is qualified to do business, (iii) applicable requirements under corporation or Blue Sky Laws of various states, (iv) such filings as may be required in connection with the Taxes described in Section 8.6 (Expenses; Transfer Taxes), (v) compliance with applicable rules and regulations of NYSE, (vi) compliance with and filings or notifications under Antitrust Laws and (vii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.5. Permits; Compliance with Laws.
(a) Parent and each of its Subsidiaries are in compliance, and have been operated in compliance since January 1, 2018, in all material respects, with all Applicable Law, including, if any to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would reasonably be expected to result in a Parent Material Adverse Effect.
(b) Parent and each of its Subsidiaries (i) are and have been at all times in compliance with the applicable money laundering statutes of all jurisdictions having jurisdiction over Parent and its Subsidiaries and (ii) have not, directly or indirectly, taken any action that would cause Parent or its Subsidiaries to be in violation of the FCPA, or any other anticorruption or anti-bribery Laws applicable to Parent or its Subsidiaries, other than, with respect to any Applicable Law set forth in this Section 4.5(b), any non-compliance that would not reasonably be expected to have a Parent Material Adverse Effect.
(c) Parent and each of its Subsidiaries is in compliance, and since it commenced operations, has complied in all material respects with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in the Company’s registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act, the Securities Act, the Investment Company Act and Applicable Law, if any, other than any non-compliance that would not reasonably be expected to have a Parent Material Adverse Effect.
(d) None of Parent or its Subsidiaries is in default or violation of any (i) Applicable Law or (ii) Permits necessary for Parent and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not reasonably be expected to have a Parent Material Adverse Effect.
(e) Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that would not, individually or in the aggregate, reasonably be expected to be material to Parent and its Subsidiaries, taken as a whole.
(f) Parent and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit Parent and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not reasonably be expected to have a Parent Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would reasonably be expected to have a Parent Material Adverse Effect.
(g) No “affiliated person” (as defined under the Investment Company Act) of Parent or the Parent External Adviser is or has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Section 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of Parent, threatened that would result in any such disqualification.

(h) The minute books and other similar records of Parent contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of Parent, the Parent Board and any committees of the Parent Board.
(i) Notwithstanding the foregoing, no representation or warranty in this Section 4.5 is made with respect to Parent SEC Documents or financial statements, “disclosure controls and procedures” or “internal control over financial reporting,” employee and employee benefit matters, intellectual property matters, Tax matters, real property matters or environmental matters, which are addressed exclusively in Section 4.6 (Parent SEC Documents; Financial Statements; Enforcement Actions), Section 4.8 (Disclosure Controls and Procedures), Section 4.13 (Employee Matters), Section 4.14 (Trademarks, Patents and Copyrights), Section 4.15 (Taxes), Section 4.17 (Real Property) and Section 4.18 (Environmental), respectively.
Section 4.6. Parent SEC Documents; Financial Statements; Enforcement Actions.
(a) Since January 1, 2018, Parent has filed with the SEC on a timely basis all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by Parent since such date, including any amendments thereto, the “Parent SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time it was filed (or, if amended, other than to correct any material misstatement or omission as of the date of such amendment) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Parent SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading).
(b) The consolidated financial statements (including all related notes and related consolidated schedules of investments) of Parent included in the Parent SEC Documents (i) fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as at the respective dates thereof and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto, which adjustments are not, in the aggregate, material to the Company), (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, and (iv) and comply as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.
(c) Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of Parent, upon consummation of the First Step restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not reasonably be expected to have a Parent Material Adverse Effect, nor has Parent or any of its Subsidiaries been advised in writing or, to the Knowledge of Parent, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would reasonably be expected to have a Parent Material Adverse Effect.
Section 4.7. Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or any of its Subsidiaries expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Joint Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent, and at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Acquisition Sub regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).
Section 4.8. Disclosure Controls and Procedures. Parent and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Parent’s disclosure controls and procedures are designed to ensure that all material information required to be disclosed by Parent in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2018, Parent’s principal executive officer and its principal financial officer have disclosed to Parent’s auditors and the audit committee of the Parent Board (a) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. Since January 1, 2018, neither Parent nor any of its Subsidiary has received any material, unresolved, complaint, allegation, assertion or claim regarding the impropriety of any accounting or auditing practices, procedures, methodologies or methods of Parent or any of its Subsidiaries or their respective internal accounting controls.
Section 4.9. Absence of Certain Changes or Events. Since January 1, 2018 through the date of this Agreement, except as otherwise contemplated or permitted by this Agreement, (a) the respective businesses of Parent and its Subsidiaries have been conducted in the ordinary course of business, and (b) there has not been any event, development or state of circumstances that has had a Parent Material Adverse Effect.
Section 4.10. No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in Parent’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Parent SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since January 1, 2020, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby or (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement, none of Parent or its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of Parent.
Section 4.11. Litigation. There is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, that would, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of Parent, inquiry, investigation by any Governmental Authority involving Parent or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Parent Material Adverse Effect.
Section 4.12. Absence of Certain Agreements. Except as set forth on Section 4.12 of the Parent Disclosure Letter, neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to approve or adopt this Agreement or the First Step or (ii) agrees to vote against any Superior Proposal; or (b) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent or the Company to finance in whole or in part the First Step.

Section 4.13. Employee Matters.
(a) Neither Parent nor any of its Subsidiaries has, or has any liability with respect to, (a) any employees or (b) any “employee benefit plans” as defined in Section 3(3) of ERISA, or any bonus, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers, directors, consultants or individual independent contractors.
(b) Neither Parent, any of its Subsidiaries nor any ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).
Section 4.14. Trademarks, Patents and Copyrights.
(a) Except as would not reasonably be expected to have a Parent Material Adverse Effect, to the Knowledge of Parent, Parent and its Subsidiaries own or have the right to use in the manner currently used, all Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted.
(b) To the Knowledge of Parent as of the date hereof, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not, and during the past six (6) years did not, infringe upon or otherwise violate any Intellectual Property Rights of any other Person, except for any such infringement that would not reasonably be expected to have a Parent Material Adverse Effect and in the last six (6) years, neither Parent nor its Subsidiaries have received any written notice (including any cease and desist letter or invitation to license) alleging the Parent or any Subsidiary is infringing, misappropriating or violating any Intellectual Property Rights. There is no such claim pending or, to the Knowledge of Parent, threatened, except for any such infringement or other violation that would not reasonably be expected to have a Parent Material Adverse Effect. To the Knowledge of Parent, no other Person is infringing or otherwise violating or during the past six (6) years has infringed or violated, any Parent IPR, except for any such infringement or other violation as would not reasonably be expected to have a Parent Material Adverse Effect, and in the last six (6) years, neither Parent nor any of its Subsidiaries have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Parent IPR. No Parent IPR are or have been the subject of, any Proceeding, Law or Order that bars or limits the use of such rights (excluding rejections, orders or rulings issued in the context of the application for registration of Parent IPR). Parent and its Subsidiaries are not and have not been party to any Proceeding relating to its use of Intellectual Property Rights, including any Proceeding involving any claim that Parent and its Subsidiaries infringed, misappropriated, diluted or otherwise violated the Intellectual Property Rights of any third party. Notwithstanding anything to the contrary in this Agreement, this Section 4.14(b) constitutes the only representation and warranty of Parent with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.
(c) Parent’s and its Subsidiaries’ practices with regard to the collection, dissemination and use of Parent Data have at all times since January 1, 2018 complied in all material respects with all Applicable Laws, including laws and regulations relating to data protection, Personal Data, contractual commitments of Parent and its Subsidiaries and any published privacy policies. Parent and its Subsidiaries have in place appropriate written internal information security policies, which include guidelines for the use, processing, confidentiality and security of Parent Data consistent with Applicable Law, contractual commitments of Parent and its Subsidiaries and any published privacy policies. Parent and its Subsidiaries have established and maintains appropriate technical, physical and organizational measures and security systems and technologies in compliance with all data security requirements under Applicable Laws relating to data protection, Personal Data, contractual commitments of Parent and its Subsidiaries and any published privacy policies, that are designed to protect Parent Data against accidental or unlawful access, processing or use. Parent and its Subsidiaries have established and are in compliance with a written information security program, reasonably acceptable. For the thirty six (36) months immediately preceding the date of this Agreement and the Closing Date, except as disclosed in Section 4.14(c) of the Parent Disclosure Letter:

(i) Parent and its Subsidiaries have not received any notification or allegation from any competent authority (including any information or enforcement notice, or any transfer prohibition notice) alleging that Parent and its Subsidiaries have not complied in any respect with Applicable Laws relating to data protection or Personal Data and (ii) there has been no loss of, or unauthorized access, use, disclosure or modification of any Parent Data. No individual has received compensation (or an offer for compensation) from or on behalf of Parent or its Subsidiaries for breaches of applicable data protection Laws or for loss or unauthorized disclosure of Personal Data.
Section 4.15. Taxes. Except as would not have a Parent Material Adverse Effect:
(a) Parent and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all respects, and (ii) timely paid all Taxes due and payable whether or not reflected as due on any such Tax Returns, except, in the case of clause (i) or clause (ii) hereof, with respect to matters contested in good faith through appropriate proceedings and for which adequate reserves have been established in the books and records of Parent. No claim has ever been made by an authority in a jurisdiction where Parent or any of its Subsidiaries does not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.
(b) There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of Parent or any of its Subsidiaries.
(c) All Taxes that Parent or any of its Subsidiaries is or was required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties and, have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.
(d) Neither Parent nor any of its Subsidiaries has (i) ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent or any of its Subsidiaries) or (ii) any liability for the Taxes of another Person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law) or as a transferee or a successor or by contract (other than pursuant to commercial agreements entered into in the ordinary course of business and the principal purpose of which is not related to Taxes).
(e) Within the past two years, neither Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock that qualified or was intended to qualify under Section 355(a) of the Code.
(f) Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries or customary commercial Contracts entered into in the ordinary course of business, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to Parent or its Subsidiaries.
(g) There are no Liens for Taxes on any of the assets of Parent or any of its Subsidiaries other than Permitted Liens.
(h) Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
(i) Neither Parent nor any of its Subsidiaries has deferred any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) in respect of calendar year 2020 pursuant to Section 2302 of the CARES Act, which Taxes would otherwise have been payable by Parent or any of its Subsidiaries in respect of calendar year 2020 but for the application of the CARES Act, and neither Parent nor any of its Subsidiaries has applied for or incurred any Small Business Administration Paycheck Protection Program loan.
(j) Neither Parent, nor any of its Subsidiaries nor Parent External Adviser has taken any action or knows of any fact that would reasonably be expected to prevent the Intended Tax Treatment.

(k) Acquisition Sub is a newly formed entity created for the purpose of undertaking the First Step. Prior to the First Step Effective Time, Acquisition Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(l) Parent has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC with respect to each taxable year starting August 2, 2018, and with respect to each taxable year thereafter, and expects to so qualify for its taxable year including the Effective Time. No challenge to Parent’s status as a RIC is pending or has been threatened in writing. Except as set forth on Section 4.15(l) of the Parent Disclosure Letter, Parent has not at any time since its formation been liable for, nor is it now liable for, any income or excise Tax pursuant to Sections 852 or 4982 of the Code, in the case of Section 4982 of the Code determined as if the Closing Date were the end of the calendar year. Parent has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply. Parent is not now and will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. All dividends (as defined in Section 316 of the Code) paid by Parent at any time on or before the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Parent is in compliance with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper Taxing Authority all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
Section 4.16. Material Contracts.
(a) Section 4.16(a) of the Parent Disclosure Letter sets forth a list, as of the date hereof, of each Parent Material Contract, a complete and correct copy of each of which has been made available to the Company. For purposes of this Agreement, “Parent Material Contract” shall mean any Contract to which Parent or any of its Subsidiaries is a party, except for this Agreement, that:
(i) constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of Parent or any of its Subsidiaries;
(ii) except with respect to investments set forth in the Parent SEC Documents, any partnership, limited liability company, joint venture or similar Contract that is not entered into in the ordinary course of business and that is material to Parent and its Subsidiaries, taken as a whole;
(iii) except with respect to investments set forth in the Parent SEC Documents, is a loan, guarantee of indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Parent and any of its Subsidiaries) relating to indebtedness for borrowed money (excluding letters of credit) (whether outstanding or as may be incurred) in an amount in excess of $5,000,000 individually;
(iv) is a Contract (other than a Contract relating to acquisitions or dispositions of Portfolio Investments) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) entered into after December 31, 2019, and which has not yet been consummated, pursuant to which (A) Parent reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $5,000,000 or (B) any other Person has the right to acquire any assets of Parent or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price of more than $5,000,000;
(v) is a Contract for the purpose of another Person providing investment advisory or investment management services to Parent or any of its Subsidiaries (including the Parent Investment Advisory Agreement); or
(vi) creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $5,000,000, or creates or would create a Lien on any asset of Parent or its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

(vii) is with (A) the Parent External Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);
(viii) is a Contract that obligates Parent, any of its Subsidiaries or the Parent External Adviser to conduct any business that is material to Parent and its Subsidiaries, taken as a whole, on an exclusive basis with any Third Party; or
(ix) is an Order or Consent of a Governmental Authority to which Parent, any of its Subsidiaries or, if it pertains to Parent and its Subsidiaries, the Parent External Adviser is subject.
(b) None of Parent or any Subsidiary of Parent is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination or acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract to which it is a party, except for such breaches, defaults or actions as would not reasonably be expected to have a Parent Material Adverse Effect. To the Knowledge of Parent, no other party to any Parent Material Contract is in breach of or default under the terms of any Parent Material Contract except for such breaches or defaults as would not reasonably be expected to have a Parent Material Adverse Effect. Each Parent Material Contract is a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, the other parties thereto, except such as would not reasonably be expected to have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.
Section 4.17 Real Property.
(a) None of Parent nor any of its Subsidiaries owns any real property in fee (or the equivalent interest in the applicable jurisdiction).
(b) None of Parent nor any of its Subsidiaries are party to any leases or subleases.
Section 4.18. Environmental. Except as would not reasonably be expected to have a Parent Material Adverse Effect:
(a) Parent and its Subsidiaries are and have been in compliance with all applicable Environmental Laws, including possessing all Permits required for their operations under applicable Environmental Laws;
(b) there is no pending or, to the Knowledge of Parent, threatened Proceeding pursuant to any Environmental Law against Parent or any of its Subsidiaries;
(c) none of Parent or any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that Parent or any of its Subsidiaries has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of Parent or any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and
(d) to the Knowledge of Parent, neither Parent nor any of its Subsidiaries nor any other Person has had a Release of Hazardous Materials at any real property leased or operated by the Parent or any of its Subsidiaries in violation of Environmental Laws by the Parent or any of its Subsidiaries or that is reasonably expected to result in liability of the Parent or any of its Subsidiaries to remediate such Hazardous Materials pursuant to applicable Environmental Law.
Section 4.19. Takeover Statutes. No Takeover Statutes are applicable to this Agreement, the Merger or the other transactions contemplated hereby. Within the past five (5) years, none of Parent or its Affiliates or, to the Knowledge of Parent, their “associates” (as defined in Section 3-601 of the MGCL) has been an “interested stockholder” (as defined in Section 3-601 of the MGCL) of the Company.
Section 4.20. Vote Required. The approvals (a) by a majority of the votes cast at the Parent Stockholders’ Meeting with respect to the Parent Stock Issuance, (b) by the vote specified in Section 63(2)(A) of the Investment Company Act with respect to the Parent Below-NAV Issuance (the approvals in clauses (a) and (b), the “Parent Stockholder Approval”), and (c) by Parent as the sole stockholder of Acquisition Sub, are the only votes of holders of securities of Parent or the Acquisition Sub, as applicable, that are required in connection with the consummation of the transactions contemplated hereby. In addition to the Parent Stockholder Approval,

Parent may seek approval of an amendment to Parent Advisory Agreement at the Parent Stockholders’ Meeting to, among other things, reduce the base management fee under Parent Advisory Agreement from 1.375% to 1.250% (the “Parent Advisory Agreement Amendment”), it being understood that the definition “Parent Stockholder Approval” shall not include approval of the Parent Investment Advisory Agreement Amendment and approval thereof shall not be a condition to Closing.
Section 4.21. Brokers. No investment banker, broker or finder other than J.P. Morgan Securities LLC, the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Acquisition Sub or any of their respective Affiliates.
Section 4.22. Opinion of Financial Advisor. The Parent Board has received the opinion of J.P. Morgan Securities LLC, dated as of the date hereof, to the effect that, as of the date hereof, and based upon and subject to the limitations and assumptions set forth in such opinion, the Exchange Ratio of 0.94024 shares of Parent Common Stock is fair, from a financial point of view, to Parent.
Section 4.23. Insurance. Parent and its Subsidiaries have paid, or caused to be paid, all premiums due under all material insurance policies covering Parent and its Subsidiaries, and all such insurance policies are in full force and effect other than as would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole. None of Parent or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies, other than as would not reasonably be expected to have a Parent Material Adverse Effect. None of Parent or any of its Subsidiaries has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case, that is held by, or for the benefit of, Parent or any of its Subsidiaries, other than as would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.24. Investment Assets. Each of Parent and its Subsidiaries owns all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business to secure obligations of Parent and any of its Subsidiaries.
Section 4.25. Parent Investment Advisory Agreement. The Parent Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor the Parent External Adviser is in default under the Parent Investment Advisory Agreement, except where such default would not reasonably be expected to have a Parent Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of Parent, except as would not reasonably be expected to have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception. There is no Proceeding pending or, to the Knowledge of Parent, threatened, and, to the Knowledge of Parent, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of the Parent External Adviser as an investment adviser under the Investment Advisers Act or the ability of Parent External Adviser to perform its obligations under the Parent Investment Advisory Agreement.
Section 4.26. Reserved.
Section 4.27. No Other Representations and Warranties. Except for the representations and warranties contained in this Article IV or any certificate delivered hereunder, neither Parent, Acquisition Sub nor any other Person on behalf of Parent or Acquisition Sub makes any express or implied representation or warranty with respect to Parent, Acquisition Sub, the Parent External Adviser, any of their respective Subsidiaries, or any Portfolio Company, or with respect to any other information provided to the Company or any of its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither Parent, Acquisition Sub, the Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV or in any certificate delivered pursuant hereto. Nothing in this Section 4.27 shall apply to or limit any claim for intentional fraud.
Section 4.28 Acknowledgment of Disclaimer of Other Representations and Warranties. Each of Parent and Acquisition Sub acknowledges that, as of the date hereof, they and their Representatives: (a) have received full access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of the Company and its Subsidiaries, and the Portfolio Companies which they and their Representatives, as of the date hereof, have requested to review and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) may have received and may continue to receive from the Company and its Subsidiaries and their respective Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding the Company and its Subsidiaries and the Portfolio Companies and their respective businesses and operations (collectively, “Forecasts”); and (c) have had full opportunity to meet with the management of the Company and its Subsidiaries and to discuss the business and assets of the Company and its Subsidiaries and the Portfolio Companies. Parent and Acquisition Sub acknowledge and agree that (x) there are uncertainties inherent in attempting to make Forecasts, with which Parent and Acquisition Sub are familiar, and Parent and Acquisition Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all Forecasts (including the reasonableness of the assumptions underlying such Forecasts, other than with respect to intentional fraud), and Parent and Acquisition Sub shall have no claim against the Company, its Subsidiaries or its investment adviser, or the Portfolio Companies or any of their respective Representatives with respect to any such Forecasts and (y) each of Parent and Acquisition Sub has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company, its Subsidiaries and the Portfolio Companies and, in making its determination to proceed with the transactions contemplated hereby, including the Merger, each of Parent and Acquisition Sub has relied on the results of its own independent review and analysis. Parent and Acquisition Sub each further acknowledges and agrees that (1) any Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Acquisition Sub or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article III (Representations and Warranties of the Company); and (2) except for the representations and warranties expressly set forth in Article III (Representations and Warranties of the Company), (A) neither the Company, its investment adviser nor any of its Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Merger and Parent and Acquisition Sub are not relying on (and Parent and Acquisition Sub shall have no claim against the Company, any of its Subsidiaries or any Portfolio Companies or their respective Representatives in respect of, other than in the case of intentional fraud) any such representation or warranty and (B) no Person has been authorized by the Company, its investment adviser or any of its Subsidiaries to make any representation or warranty relating to itself or its business or otherwise in connection with the Merger, and if made, such representation or warranty must not be relied upon by Parent or Acquisition Sub as having been authorized by such entity.
ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF THE PARENT EXTERNAL ADVISER
The Parent External Adviser hereby represents and warrants to the Company as follows:
Section 5.1. Organization and Qualification. The Parent External Adviser is a limited liability company, duly formed, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation and has the requisite limited liability company power and authority to conduct its business as it is now being conducted, except where the failure to be in good standing or to have such power and authority would not reasonably be expected to have an Adviser Material Adverse Effect. The Parent External Adviser is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have an Adviser Material

Adverse Effect. The Parent External Adviser has made available to the Company a copy of the Parent External Adviser Documents and each of the Parent External Adviser Documents is in full force and effect, and the Parent External Adviser is not in violation of such documents.
Section 5.2. Authority Relative to Agreement.
(a) The Parent External Adviser has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Parent External Adviser, and the consummation by the Parent External Adviser of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by the Parent External Adviser, and no other corporate action or Proceeding on the part of the Parent External Adviser is necessary to authorize the execution, delivery and performance of this Agreement by the Parent External Adviser and the consummation by the Parent External Adviser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Parent External Adviser and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of the Parent External Adviser, enforceable against the Parent External Adviser in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.
(b) The board of directors or similar governing body of the Parent External Advisor has, by resolutions adopted by directors or similar governing members adopted this Agreement and the transactions contemplated hereby.
(c) Neither the execution and delivery of this Agreement by the Parent External Adviser nor the consummation by the Parent External Adviser of the transactions contemplated hereby will (i) violate any provision of any Parent External Adviser Document, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 5.3 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to the Parent External Adviser any Applicable Law or by which any property or asset of the Parent External Adviser is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Contract to which the Parent External Adviser is a party or by which its properties or assets are bound, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Parent External Adviser other than, in the case of clauses (ii) and (iii), any such consent, notice, filing, conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not reasonably be expected to have an Adviser Material Adverse Effect.
Section 5.3. No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Parent External Adviser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such Consent, registration, declaration, filing or notices (a) set forth on Section 5.3 of the Parent Disclosure Letter or (b) the failure of which to be obtained or made would not reasonably be expected to have an Adviser Material Adverse Effect.
Section 5.4. Permits; Compliance with Laws.
(a) The Parent External Adviser is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for the Parent External Adviser to carry on its business as it is now being conducted (the “Parent External Adviser Permits”), and no suspension or cancellation of any of the Parent External Adviser Permits is pending or, to the Knowledge of the Parent External Adviser, threatened, except where the failure to be in possession of, or the suspension or cancellation of, any of the Parent External Adviser Permits would not reasonably be expected to have a Parent Material Adverse Effect.
(b) The Parent External Adviser is in compliance, and has been operated in compliance, in all material respects, with all Applicable Law, including, if any to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not reasonably be expected to have an Adviser Material Adverse Effect. The Parent External Adviser has not received any written or, to the Knowledge of the Parent External Adviser, oral notification from a Governmental Authority of any material non-compliance with any Applicable Law, which non-compliance would reasonably be expected to result in an Adviser Material Adverse Effect.
(c) The Parent External Adviser is not in default or violation of any (i) Applicable Law or (ii) the Parent External Adviser Permits, except for any such defaults or violations that would not reasonably be expected to have a Parent Material Adverse Effect.
(d) Since January 1, 2018, the Parent External Adviser has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than such failures to file that would not reasonably be expected to have an Adviser Material Adverse Effect.
(e) The Parent External Adviser is, and at all times required by the Investment Advisers Act since January 1, 2018 has been, duly registered as an investment adviser under the Investment Advisers Act. The Parent External Adviser is, and at all times required by Applicable Law (other than the Investment Advisers Act) since January 1, 2018 has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not reasonably be expected to have an Adviser Material Adverse Effect. Parent has made available to the Company a complete and correct copy of the Form ADV of the Parent External Adviser as in effect on the date of this Agreement.
(f) No “affiliated person” (as defined under the Investment Company Act) of the Parent External Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Section 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of the Parent External Adviser, threatened that would result in any such disqualification.
(g) The Parent External Adviser has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to the Company) and, during the period prior to the date of this Agreement that the Parent External Adviser has been the investment adviser to the Parent, the Parent External Adviser has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to Parent and its Subsidiaries, taken as a whole.
(h) The Parent Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither Parent nor the Parent External Adviser is in default under the Parent Investment Advisory Agreement, except where such default would not reasonably be expected to have an Adviser Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of the Parent External Adviser, except as would not reasonably be expected to have an Adviser Material Adverse Effect; provided such enforcement may be subject to the Bankruptcy and Equity Exception. There is no Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened, and, to the Knowledge of the Parent External Adviser, there do not exist any facts or circumstances which would reasonably be expected to adversely affect the registration of the Parent External Adviser as an investment adviser under the Investment Advisers Act or the ability of an investment adviser to perform its obligations under the Parent Investment Advisory Agreement.
(i) Neither the Parent External Adviser nor any “affiliated person” (as defined in the Investment Company Act) of the Parent External Adviser is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser to a registered investment company (or BDC), nor is there any Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of the Parent External Adviser or any such “affiliated person” to serve as an investment adviser to a registered investment company (or BDC) pursuant to Sections 9(a) or 9(b) of the Investment Company Act. Neither the Parent External Adviser nor any “person associated with” (as defined in the Investment Advisers Act) the Parent External Adviser is

ineligible pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with” an investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened by any Governmental Authority that would result in the ineligibility of the Parent External Adviser or any such “person associated with” the Parent External Adviser to serve in any such capacities pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act.
(j) There is no Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened against the Parent External Adviser that would have a Parent Material Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of the Parent External Adviser, investigation by any Governmental Authority involving, the Parent External Adviser that would have a Parent Material Adverse Effect.
(k) Since January 1, 2018, there has been no material adverse change in the operations, affairs or regulatory status of the Parent External Adviser.
(l) The Parent External Adviser has not taken any action or knows of any fact that would reasonably be expected to prevent the Intended Tax Treatment.
Section 5.5 Litigation. There is no Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened against the Parent External Adviser that would, individually or in the aggregate, be material to the Parent External Adviser or Parent and its Subsidiaries, taken as a whole, and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of the Parent External Adviser, inquiry or investigation by any Governmental Authority involving Parent or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Parent Material Adverse Effect or an Adviser Material Adverse Effect.
Section 5.6. Information Supplied. None of the information supplied or to be supplied by or on behalf of the Parent External Adviser expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC, and at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Joint Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and stockholders of Parent and at the time of the Company Stockholders’ Meeting and at the time of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Parent External Adviser regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).
Section 5.7. Sufficient Funds. The Parent External Adviser will have on the Closing Date, sufficient funds to pay the Cash Consideration pursuant to the terms and conditions of this Agreement.
Section 5.8. No Other Representations and Warranties. Except for the representations and warranties contained in this Article V or any certificate delivered hereunder, neither the Parent External Adviser nor any other Person on behalf of the Parent External Adviser makes any express or implied representation or warranty with respect to Parent, Acquisition Sub, the Parent External Adviser, any of their respective Subsidiaries, or any Portfolio Company, or with respect to any other information provided to the Company or any of its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Other than in the case of intentional fraud, neither the Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Parent Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V or in any certificate delivered pursuant hereto. Nothing in this Section 5.8 shall apply to or limit any claim for intentional fraud.

ARTICLE VI.

COVENANTS AND AGREEMENTS
Section 6.1. Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1 (Termination), except (a) as may be required by Law, (b) as may be agreed in advance in writing by Parent, (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.1 of the Company Disclosure Letter: (x) the Company shall, and shall cause its Subsidiaries, to conduct the business of the Company and its Subsidiaries, as applicable, in the ordinary course of business (provided that (1) no action by the Company or its Subsidiaries with respect to any of the matters specifically addressed by any other provisions of this Section 6.1 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions and (2) the failure by the Company or any of its Subsidiaries to take any action prohibited by clauses (a) through (p) below, will not be deemed to be a breach of this clause (x)); and (y) the Company shall not, and shall not permit any of its Subsidiaries to:
(a) amend or otherwise change the Company’s Charter or the Company’s Bylaws (or such equivalent organizational or governing documents of any of its Subsidiaries);
(b) except for transactions among the Company and its Subsidiaries or transactions pursuant to a stock repurchase plan that was publicly announced before the date of this Agreement, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;
(c) except for transactions among the Company and its Subsidiaries or in connection with the Company’s dividend reinvestment plan, issue, sell, pledge, dispose, encumber or grant or authorize the same with respect to any (i) shares of the Company’s or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company’s or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries;
(d) (i) declare, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its Subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any Subsidiary of the Company to the Company or any of its Subsidiaries, (B) the authorization and payment of any dividend or distribution necessary for the Company to maintain its qualification as a RIC, as reasonably determined by the Company and approved by the Company Strategic Review Committee and Parent; provided, that Parent shall not unreasonably withhold, delay or condition its approval with respect to any such dividend or distribution or (C) a Tax Dividend in an amount approved by the Company Strategic Review Committee and Parent; provided, that Parent shall not unreasonably withhold, delay or condition its approval with respect to any such Tax Dividend; or (ii) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of the Company or its Subsidiaries (other than any wholly-owned Subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;
(e) acquire or dispose of (including by merger, consolidation or acquisition or disposition of stock or assets), or lease or license or otherwise sell, transfer or encumber, any material assets, except (i) in respect of any merger, consolidation, business combination, disposition, sale or transfer among the Company and its wholly-owned Subsidiaries, or (ii) with respect to acquisitions, dispositions, sales or transfers with collective purchase prices not exceeding $1,000,000 in the aggregate; provided, however, that disposition transactions involving Acquired Investments are covered solely by Section 6.1(g).
(f) other than with respect to any unfunded commitment disclosed on Section 3.15(a)(vii), make any investment (including a loan, guarantee, equity investment, cash contribution or otherwise) that (i) with respect to an existing Portfolio Company, is, individually or in the aggregate, greater than the lesser of (x) 10% of the fair market value of such existing Portfolio Investments in such Portfolio Company as of

April 30, 2020 as reflected in the Schedule of Investments included in the Company’s quarterly report on Form 10-Q filed with the SEC on June 9, 2020 and (y) $500,000 and (ii) with respect to any Portfolio Company in which the Company has not yet made any investment, is, individually or in the aggregate, greater than $500,000 with respect to such Company;
(g) dispose of (including by merger, consolidation or acquisition or disposition of stock or assets), forgive any amount under or lease or license or otherwise sell, transfer or encumber, all of or any portion of an Acquired Investment;
(h) incur any Indebtedness or guarantee any Indebtedness of any Person, except as set forth on Section 6.1(h) of the Company Disclosure Letter;
(i) amend in any respect any Company Material Contract (other than any Material Contract relating to (x) any Acquired Investment with a fair market value less than $6,000,000 as of April 30, 2020, (y) that is not a Control Investment of the Company as of the date hereof or (z) any Acquired Investment in a Portfolio Company that is in default under the applicable Acquired Loan Documents or Equity Governing Documents) that cannot be terminated without penalty upon notice of thirty (30) days or less;
(j) make any material change to its methods of accounting, except (i) as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), (ii) to permit the audit of the Company’s financial statements in compliance with GAAP, (iii) as required by a change in Applicable Law or (iv) as disclosed in the Company SEC Documents prior to the date hereof;
(k) unless required by Applicable Law, (i) make, change or revoke any material Tax election (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude the Company from making the election under Section 852(b)(3)(D) of the Code pursuant to Section 6.14(e)), (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) file any material amended Tax Return other than in the ordinary course of business, (iv) settle or compromise any audit or proceeding relating to a material amount of Taxes, (v) agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes; (vi) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law) with respect to any material Tax or (vii) surrender any right to claim a material Tax refund;
(l) change the Company’s investment objective as described in the Company SEC Documents;
(m) (i) except as provided by Section 6.25 (Security Holdings), modify, amend or waive any of the terms, covenants or conditions of any Acquired Loan Documents or Equity Governing Documents relating to (w) any Acquired Investment with a fair market value equal to or greater than $6,000,000 as of April 30, 2020, (x) any Acquired Investment that is a Control Investment of the Company as of the date hereof, (y) any Acquired Investment in a Portfolio Company that is in default under the applicable Acquired Loan Documents or Equity Governing Documents or (z) any of those Portfolio Companies set forth on Section 6.24 of the Company Disclosure Letter, or (ii) authorize the acceleration or prepayment (partial or in full) of (w) any Acquired Investment with a fair market value equal to or greater than $6,000,000 as of the April 30, 2020 as reported in the Schedule of Investments included in the Company’s quarterly report on Form 10-Q filed with the SEC on June 9, 2020, (x) any Acquired Investment that is a Control Investment of the Company as of the date hereof, (y) any Acquired Investment in a Portfolio Company that is in default under the applicable Acquired Loan Documents or Equity Governing Documents or (z) any Acquired Investment in a Portfolio Company set forth on Section 6.24 of the Company Disclosure Letter;
(n) (i) increase the compensation or benefits payable or that may become payable to any of its directors, (ii) enter into, adopt, or establish any employee benefit plan, program, agreement, arrangement or policy, including without limitation any employment, severance, change of control or retention agreement or “employee benefit plan” within the meaning of Section 3(3) of ERISA or (iii) hire any employee or individual consultant;
(o) modify any provision of the Acquired Loan Documents that alters (i) the order of application of proceeds or the pro rata sharing of payments required thereby, (ii) alters the provisions relating to maturity, lender commitments, mandatory prepayments, scheduled amortization, interest rates (including the composition thereof), subordination and/or intercreditor arrangements, lender consent requirements or amendments or (iii) releases any security or Acquired Loan Collateral for any Acquired Loan (other than releases required under the applicable Acquired Loan Documents or the ordinary course release of funds from escrow or reserve accounts required by the applicable Acquired Loan Documents); or
(p) enter into any agreement to do any of the foregoing.
Section 6.2. Conduct of Business by Parent Pending the Merger. Parent covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1 (Termination), except (a) as may be required by Law, (b) as may be agreed in advance in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement or (d) as set forth in Section 6.2 of the Parent Disclosure Letter: (x) Parent shall, and shall cause its Subsidiaries to conduct the business of Parent and its Subsidiaries, as applicable, in the ordinary course of business (provided that (1) no action by Parent or its Subsidiaries with respect to any of the matters specifically addressed by any other provisions of this Section 6.2 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, and (2) the failure by Parent or any of its Subsidiaries to take any action prohibited by clauses (a) through (j) below will not be deemed to be a breach of this clause (x), and (3) dispositions of investments in Portfolio Companies in accordance with Parent’s investment objectives, policies, and restrictions in effect as of the date hereof will not be deemed to be a breach of this clause (x)); and (y) Parent shall not, and shall not permit any of its Subsidiaries to, take any of the following actions, solely to the extent that any such actions would be reasonably expected to adversely affect Parent’s ability to satisfy the conditions set forth in Section 7.1 (Conditions to the Obligations of Each Party) and Section 7.3 (Conditions to Obligations of the Company):
(a) amend or otherwise change the organizational documents of Parent (or such equivalent organizational or governing documents of any of its Subsidiaries);
(b) except for transactions among Parent and its Subsidiaries or transactions pursuant to a stock repurchase plan that was publicly announced before the date of this Agreement, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;
(c) make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization) or as otherwise required by Applicable Law;
(d) (i) make or change any material Tax election other than in the ordinary course of business (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude Parent from designating dividends paid by it as “capital gain dividends” within the meaning of Section 852 of the Code), (ii) change any material method of Tax accounting other than in the ordinary course of business, or (iii) agree to any extension of waiver of the statute of limitations with respect to a material amount of Tax;
(e) enter into a new line of business outside of Parent’s investment objective as described in the Parent SEC Documents (provided, that the foregoing shall not apply in any way to any entity in which Parent or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment that is or would be reflected in the Schedule of Investments included in Parent’s quarterly or annual reports); or
(f) enter into any agreement to do any of the foregoing.
Section 6.3. Preparation of the Form N-14 and the Joint Proxy Statement; Stockholder Meetings.
(a) (i) The Company and Parent shall cooperate to prepare the Joint Proxy Statement and the Form N-14 as promptly as practicable after the execution of this Agreement and (ii) Parent shall file with the SEC the Form N-14, in which the Joint Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the First Step as promptly as practicable following the date of this Agreement but no later than thirty (30) Business Days following the date of this Agreement. Each of Parent and the Company shall use its reasonable best efforts to (i) cause the Form N-14 and the Joint Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and (ii) have the Form N-14 declared effective under the Securities Act as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, Parent shall take all action reasonably required to be taken under any applicable state securities Laws in connection with the issuance of Parent Common Stock in connection with the First Step. Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and the Joint Proxy Statement. As promptly as practicable after the Form N-14 shall have become effective, each of Parent and the Company shall use its reasonable best efforts to cause the Joint Proxy Statement to be mailed to its stockholders as promptly as practicable following the Form N-14 being declared effective. No filing of, or amendment or supplement to, the Form N-14 will be made by Parent, and no filing of, or amendment or supplement to, the Joint Proxy Statement will be made by the Company, in each case without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, the Parent External Adviser, the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent, the Parent External Adviser, or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Joint Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other party (and its counsel) to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Parent and the Company. Each party shall notify the other promptly of the time when the Form N-14 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the First Step for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Joint Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Joint Proxy Statement, the Form N-14 or the First Step.
(b) Subject to the earlier termination of this Agreement in accordance with Article VIII, the Company shall, as soon as practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by the Company in consultation with Parent, which date is intended to be the date of the Parent Stockholders’ Meeting) and hold a meeting of its stockholders (the “Company Stockholders’ Meeting”) for the purpose of seeking the Company Stockholder Approval and shall not submit any other proposal to such stockholders in connection with the Company Stockholders’ Meeting without prior written consent of Parent; provided that the Company may postpone or adjourn to a later date the Company Stockholders’ Meeting (i) with the written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum, (iii) to allow reasonable additional time to solicit additional proxies if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to adopt this Agreement, whether or not a quorum is present, (iv) if required by Applicable Law or (v) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties or obligations under Applicable Law. If the Company Board has not made a Company Adverse Recommendation Change, the Company shall, through the Company Board, make the Company Recommendation, and shall include such Company Recommendation in the Joint Proxy Statement, and use its reasonable best efforts to lawfully solicit from its stockholders proxies in favor of the adoption of this Agreement. Except as expressly permitted in Section 6.6, neither the Company Board nor any committee thereof shall (x) withhold, withdraw or modify or qualify, or propose publicly to withhold, withdraw or modify or qualify the Company Recommendation, in each case in a manner materially adverse to Parent, (y) fail to include the Company Recommendation in the Joint Proxy Statement or (z) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal ((x), (y) and (z) being referred to as a “Company Adverse

Recommendation Change”). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Competing Proposal (whether or not a Superior Proposal) or the occurrence of a Company Adverse Recommendation Change.
(c) Subject to the earlier termination of this Agreement in accordance with Article VIII, Parent shall, as soon as practicable following the effectiveness of the Form N-14, duly call, give notice of, convene (on a date selected by Parent in consultation with the Company, which date is intended to be the date of the Company Stockholders’ Meeting) and hold a meeting of its stockholders (the “Parent Stockholders’ Meeting”) for the purpose of seeking the Parent Stockholder Approval and shall not submit any other proposal to such stockholders in connection with the Parent Stockholders’ Meeting without prior written consent of the Company; provided that Parent may postpone or adjourn to a later date the Parent Stockholders’ Meeting (i) for the absence of a quorum, (ii) to allow reasonable additional time to obtain regulatory approval or solicit additional proxies if Parent has not received proxies representing a sufficient number of shares of Parent Common Stock to approve the Parent Stockholder Approval matters, whether or not a quorum is present, (iii) if required by Applicable Law or (iv) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Parent Board (after consultation with outside legal counsel), the failure to do so would be reasonably likely to be inconsistent with its fiduciary obligations under Applicable Law. Neither the Parent Board nor any committee thereof shall (x) withhold, withdraw, modify, qualify, or propose publicly to withhold, withdraw, modify or qualify the Parent Recommendation, in each case in a manner materially adverse to the Company or (y) fail to include the Parent Recommendation in the Joint Proxy Statement.
Section 6.4. Appropriate Action; Consents; Filings.
(a) Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 6.6 (No Solicitation)), the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the First Step set forth in Article VII to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Step, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all commercially reasonable steps as may be reasonably necessary to obtain an approval from, or to avoid a Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Step; (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the First Step, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Step and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. To the extent required by Applicable Law, each of the parties hereto shall promptly make and not withdraw (without the Company’s consent, such consent not to be unreasonably withheld, conditioned or delayed) its respective filings under the HSR Act, and make any other applications and filings as reasonably determined by the Company and Parent under other applicable Antitrust Laws with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by Law. Parent and the Company shall each be responsible for fifty percent (50%) of all filing fees incurred in connection with the HSR Act.
(b) Parent and Acquisition Sub agree to use their reasonable best efforts to take (and to cause their Affiliates to take) promptly steps necessary to avoid or eliminate each and every impediment and obtain all Consents under any Antitrust Laws that may be required by any foreign or United States federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated hereby as promptly as practicable, including committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale or disposition of such assets or businesses as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order, that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated hereby; provided, however, that Parent and Acquisition Sub shall not be required to take any actions that would or would reasonably be expected to result in either a Parent Material Adverse Effect or a Company Material Adverse Effect. Further, and for the avoidance of doubt, Parent will take any and all actions necessary in order to ensure that (i) no requirement for any non-action by or consent or approval of the Antitrust Division, the Federal Trade Commission, or other Governmental Authority with respect to any Antitrust Laws, (ii) no decree, judgment, injunction, temporary restraining order or any other Order in any Proceeding with respect to any Antitrust Laws, and (iii) no other matter relating to any Antitrust Laws would preclude consummation of the First Step by the Termination Date.
(c) In connection with and without limiting the efforts referenced in this Section 6.4, the Company, Parent and Acquisition Sub hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, or in connection with any Proceeding initiated by a private party, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any Proceeding initiated by a private party, between either party and any other Person with respect to this Agreement. In addition, each of the parties hereto will give reasonable notice to and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any Proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Authority or other Person, give the other the opportunity to attend and participate in such meeting or conference.
Section 6.5. Access to Information; Confidentiality.
(a) Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries to) afford reasonable access to Parent’s Representatives, in a manner not disruptive to the operations of the business of the Company and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the properties, books and records of the Company and its Subsidiaries and the officers of the Company and personnel of the Company Investment Adviser and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Company and its Subsidiaries as may reasonably be requested (which, for the avoidance of doubt, shall include, but shall not be limited to, (x) requests to evaluate the amount or calculation of any proposed Tax Dividend and the Company’s monthly financial results, financial forecasts, quarterly RIC testing and RIC tax liability modeling, ICTI modeling, Net Capital Gain modeling, asset sales, investment valuations and cash balances/forecasts and (y) the valuation committee minutes of the Company’s valuation committee); provided, however, that nothing herein shall require the Company or any of its Subsidiaries to disclose any information to Parent or Acquisition Sub if such disclosure would, in the reasonable judgment of the Company, (i) cause material competitive harm to the Company or its Subsidiaries if the transactions contemplated by this Agreement are not consummated, (ii) violate Applicable Law or the provisions of any Contract to which the Company or any of its Subsidiaries is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. The Chief Financial Officer of the Company shall meet with representatives of Parent no less frequently than monthly at a time mutually agreeable to the officers of the Company and Parent to discuss the Company’s monthly financial results, financial forecasts, quarterly RIC testing and RIC tax liability modeling, ICTI modeling, Net Capital Gain modeling, asset sales, investment valuations and cash balances/forecasts. No investigation or access permitted pursuant to this Section 6.5(a) shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent and the Parent External Adviser agree that it and they will not, and will cause its and their Representatives not to, use any information obtained pursuant to this Section 6.5(a) for any competitive or other purpose unrelated to the transactions contemplated by this Agreement. The Confidentiality Agreement shall apply with respect to information furnished by the Company, its investment adviser, its Subsidiaries and the Company’s officers, employees and other Representatives hereunder.

(b) Upon reasonable notice, Parent shall (and shall cause each of its Subsidiaries and Acquisition Sub to) afford reasonable access to the Company’s Representatives, in a manner not disruptive to the operations of the business of Parent and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the properties, books and records of Parent and its Subsidiaries and the officers of Parent and the personnel of the Parent External Adviser and, during such period, shall (and shall cause each of its Subsidiaries (including Acquisition Sub) to) furnish promptly to such Representatives all information concerning the business, properties and personnel of Parent, its Subsidiaries (including Acquisition Sub) and the Parent External Adviser, as may reasonably be requested; provided, however, that nothing herein shall require Parent or any of its Subsidiaries (including Acquisition Sub) to disclose any information to the Company if such disclosure would, in the reasonable judgment of Parent, (i) cause significant competitive harm to Parent or its Subsidiaries (including Acquisition Sub) if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law or the provisions of any Contract to which Parent or any of its Subsidiaries (including Acquisition Sub) is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. No investigation or access permitted pursuant to this Section 6.5(b) shall affect or be deemed to modify any representation or warranty made by Parent or Acquisition Sub hereunder. The Company agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.5(b) for any competitive or other purpose unrelated to the transactions contemplated by this Agreement. The Confidentiality Agreement shall apply with respect to information furnished by Parent, the Parent External Adviser, its Subsidiaries, Acquisition Sub and Parent’s officers, employees and other Representatives hereunder.
Section 6.6. No Solicitation.
(a) Subject to Section 6.6(c), the Company shall, and shall cause its Representatives and its Subsidiaries to, immediately cease and cause to be terminated immediately any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that would reasonably be expected to lead to a Competing Proposal (an “Inquiry”). The Company shall promptly demand that each Person (other than Parent or its Representatives) that has heretofore executed a confidentiality agreement with respect to the Company’s potential consideration of a Competing Proposal immediately return or destroy all confidential information heretofore furnished to such Person and immediately terminate all physical and electronic data room access previously granted to any such Person, its Subsidiaries or any of their respective Representatives with respect to any Competing Proposal.
(b) Except as otherwise expressly provided in this Agreement (including this Section 6.6), until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Representatives and Subsidiaries not to, (i) directly or indirectly initiate, solicit or knowingly encourage or facilitate (including by way of furnishing or disclosing information) any Inquiries or the making, submission or implementation of any Competing Proposal, (ii) enter into any agreement, arrangement, discussions or understanding with respect to any Competing Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate the Merger, or (iii) initiate or engage in any way in negotiations or discussions with respect to a Competing Proposal (it being understood that the Company may inform Persons of the provisions contained in this Section 6.6 and shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any Third Party with respect to the Company to allow such Third Party to submit a Competing Proposal).
(c) Notwithstanding anything to the contrary in this Agreement, at any time prior to the date that the Company Stockholder Approval is obtained, in the event that the Company (or its Representatives on the Company’s behalf) receives directly an unsolicited bona fide written Competing Proposal or Inquiry from any Third Party that did not result from a breach of this Section 6.6, (i) after compliance with Section 6.6(e) below, the Company and its Representatives may contact such Third Party solely to clarify the terms and conditions thereof (without the Company Board being required to make the determination in clause (ii) of this Section 6.6(c)) and (ii) the Company and the Company Board and its Representatives may engage or participate in negotiations or substantive discussions with, or furnish any information and other access to, any Third Party making such Inquiry or Competing Proposal and its Representatives, Affiliates and prospective debt and equity financing sources if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that (I) such Inquiry or Competing Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (II) a failure to do so would reasonably be expected to be inconsistent with its fiduciary duties or obligations under Applicable Law; provided that (x) Competing Proposal did result from any material breach of any of the provisions set forth in this Section 6.6, (y) prior to furnishing any material non-public information concerning the Company and its Subsidiaries the Company receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company, a confidentiality agreement containing confidentiality terms that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (unless the Company offers to amend the Confidentiality Agreement to reflect such more favorable terms) (it being understood and agreed that such confidentiality agreement need not restrict the making of Competing Proposals (and related communications) to the Company Board and the Company has waived any such restrictions in the Confidentiality Agreement) (an “Acceptable Confidentiality Agreement”), and (z) the Company shall (subject to the terms of any confidentiality agreement existing prior to the date hereof) within twenty-four (24) hours provide or make available to Parent any material written non-public information concerning it or its Subsidiaries that it provides to any Third Party given such access that was not previously made available to Parent or its Representatives. It is understood and agreed that any contacts, disclosures, discussions or negotiations permitted under this Section 6.6, including any public announcement that the Company or the Company Board has made any determination required under this Section 6.6(c) to take or engage in any such actions (provided that the Company Board expressly publicly reaffirms the Company Recommendation in connection with such public disclosure), shall not constitute a Notice of Adverse Recommendation or otherwise constitute a basis for Parent to terminate this Agreement pursuant to Section 8.1 (Termination).
(d) Except as otherwise provided in this Agreement, (i) neither the Company Board nor any committee of the Company Board shall effect a Company Adverse Recommendation Change and (ii) the Company Board shall not approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding or definitive merger or similar agreement with respect to any Competing Proposal (other than an Acceptable Confidentiality Agreement). Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval, the Company Board may (x) effect a Company Adverse Recommendation Change if, upon the occurrence of an Intervening Event, the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties or obligations under Applicable Law or (y) if the Company has received an unsolicited bona fide written Competing Proposal that did not result from a breach of Section 6.6 and that the Company Board has determined in good faith, after consultation with its financial advisor, constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit the Company to enter into a definitive agreement with respect to such Superior Proposal (an “Alternative Acquisition Agreement”) concurrently with the termination of this Agreement in accordance with Section 8.1(c)(ii), and, provided that, in the case of either clause (x) or (y):
(i) the Company shall have provided prior written notice to Parent, at least three (3) Business Days in advance, that it intends to effect a Company Adverse Recommendation Change (a “Notice of Adverse Recommendation”) and/or terminate this Agreement pursuant to Section 8.1(c)(ii) (a “Notice of Superior Proposal”), which notice shall specify in reasonable detail the basis for the Company Adverse Recommendation Change and/or termination and (A) in the case of a Superior Proposal, the identity of the Person or group of Persons making such Superior Proposal accompanied by a copy of the written Competing Proposal and any related transaction or financing documents and a written summary of any material terms and conditions of the Competing Proposal that are not in writing, or (B) in the case of an Intervening Event, reasonable detail regarding the Intervening Event;
(ii) after providing such notice and prior to effecting such Company Adverse Recommendation Change and/or terminating this Agreement pursuant to Section 8.1(c)(ii), the Company shall have negotiated, and shall have caused its Representatives to be available to negotiate, with Parent and Acquisition Sub in good faith (to the extent Parent and Acquisition Sub desire to negotiate) during such three (3) Business Day period to make such adjustments to the terms and conditions of this Agreement as would obviate the need for the Company to effect the Company Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 8.1(c)(ii) (it being understood that any change to the financial terms or other material terms of the Superior Proposal giving rise to a Notice of Superior Proposal shall require a new notice and a new three (3) Business Day Period); and
(iii) following the end of such three (3) Business Day period, the Company Board shall have determined in good faith, after consultation with its outside legal counsel and, with respect to clause (A) below, its financial advisor, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Superior Proposal, that (A) the Superior Proposal giving rise to the Notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Company Board to effect a Company Adverse Recommendation Change would continue to reasonably be expected to be inconsistent with its fiduciary duties or obligations under Applicable Law.
(e) The Company shall promptly (and in any event within twenty-four (24) hours) advise Parent in writing of any Inquiry, Competing Proposal (including the identity of the Person (or group of Persons) making such Inquiry or Competing Proposal and the Company shall promptly provide to Parent copies of any written materials received by the Company in connection with any of the foregoing. The Company agrees that it shall keep Parent informed on a reasonably current basis of the status and material terms and conditions (including amendments or proposed amendments) of any such Inquiry or Competing Proposal.
(f) Nothing contained in this Section 6.6 or elsewhere in this Agreement shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) complying with its disclosure obligations under Applicable Law or applicable NYSE rules and regulations, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act (or any similar communication to stockholders) or (ii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communications to stockholders of the Company, including any such similar communication in response to a Competing Proposal that is not a tender offer or exchange offer); provided, however, (x) that any disclosure made as permitted under clause (i) of this Section 6.6(f) (other than any “stop-look-and-listen” or similar communication or a factually accurate public statement by the Company that escribes the Company’s receipt of a Competing Proposal and the operation of this Agreement with respect thereto) that relates to a Competing Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation in connection with such disclosure and (y) neither the Company nor the Company Board (nor any committee thereof) shall be permitted to recommend any Competing Proposal or otherwise effect a Company Adverse Recommendation Change with respect thereto, except as otherwise permitted by this Agreement.
(g) For purposes of this Agreement:
(i) “Competing Proposal” shall mean any inquiry, proposal, discussions, negotiations or offer from any Third Party (A) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company or any of its Subsidiaries, or (B) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets, net revenue or net income of the Company and such its Subsidiaries, taken as a whole, for the 12-month period ending on the last day of the Company’s then most recently completed fiscal quarter, or (2) twenty percent (20%) or more of the outstanding shares of capital stock of, or other equity or voting interests in, the Company or in any of its Subsidiaries, in each case other than the Merger.
(ii) “Superior Proposal” shall mean an unsolicited Competing Proposal (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a Third Party that did not result from a breach of this Section 6.6 that the Company Board determines in good faith, after consultation with its financial advisor and outside legal advisor, and considering such factors as the

Company Board considers to be appropriate, (x) is more favorable from a financial point of view to the Company’s stockholders than the transactions contemplated hereby (including any revisions to the terms of this Agreement committed to by Parent to the Company in writing in response to such Competing Proposal made to the Company under the provisions of Section 6.6(d)), (y) is reasonably likely to be consummated (taking into account, among other things, legal, financial, regulatory and other aspects of such proposal, including any conditions and the identity of the offeror) on a timely basis, and (z) in respect of which any financing required has been determined by the Company Board to be reasonably likely to be obtained as evidenced by a written commitment of a reputable financing source.
Section 6.7. Directors’ and Officers’ Indemnification and Insurance.
(a) Parent and Acquisition Sub agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated hereby), now existing in favor of the current or former directors, officers, managers, or employees, as the case may be, of the Company, its Subsidiaries or the Company’s Affiliates, including but not limited to officers and employees of the Company’s investment advisor, Company Investment Adviser (collectively, the “D&O Indemnified Parties”) as provided in their respective organizational documents as in effect on the date of this Agreement or in any Contract shall survive the Merger and shall continue in full force and effect. Parent shall indemnify, defend and hold harmless, and advance expenses to the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to or at the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby), and to the fullest extent permitted by Applicable Law and as required by the organizational documents of the Company or its Subsidiaries as in effect on the date of this Agreement; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim. To the maximum extent permitted by the Laws of the State of Maryland, for a period of six (6) years following the Effective Time, Parent shall cause its and the Surviving Corporation’s (and any of their respective successors’) articles of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in the Company’s and its Subsidiaries’ organizational documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.
(b) Without limiting the provisions of Section 6.7(a), to the fullest extent permitted by Applicable Law or otherwise required by the organizational documents of the Company or its Subsidiaries as in effect on the date hereof or in any Contract disclosed or made available to Parent prior to the date hereof, Parent shall: (i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, Proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, Proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of the Company, its investment adviser or any of its Subsidiaries prior to the Effective Time; or (B) this Agreement or the transactions contemplated hereby; and (ii) pay in advance of the final disposition of any such claim, Proceeding or investigation the expenses (including attorneys’ fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined that such D&O Indemnified Party is not entitled to be indemnified by Applicable Law. Any determination required to be made with respect to whether the conduct of any D&O Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the D&O Indemnified Party, which counsel shall be reasonably acceptable to Parent, and the reasonable fees of such counsel shall be paid by Parent. Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, Parent shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, Proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, Proceeding or investigation from all liability arising out of such claim, Proceeding or investigation.
(c) Parent shall, and shall cause its Subsidiaries to purchase and maintain in full force and effect a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties, or any other Person entitled to the benefit of this Section 6.7, as applicable, than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by the Company as of the date of this Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby (provided that Parent shall not be required to pay an annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premiums currently paid by the Company on an annualized basis, but in such case shall purchase as much of such coverage as possible for such amount). Parent shall not, and shall not permit its Subsidiaries to, take any action that would reasonably be expected to prejudice the rights of, or otherwise reasonably be expected to impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time.
(d) The D&O Indemnified Parties to whom this Section 6.7 applies shall be third-party beneficiaries of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each D&O Indemnified Party and his or her successors, heirs or representatives. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 6.7. Notwithstanding any other provision of this Agreement, this Section 6.7 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by the D&O Indemnified Parties and their successors, heirs or representatives.
Section 6.8. Notification of Certain Matters. Subject to Applicable Law, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Merger or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent, (b) any claims, investigations or Proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement, the Merger or the transactions contemplated hereby and (c) any notice or other communication received by such party from any Borrower of any breach or default of any Acquired Investment document or, to such party’s Knowledge, the occurrence of any event that with the giving of notice, lapse of time or both would be a breach or a default under any Acquired Investment document.
Section 6.9. Public Announcements. Except as otherwise contemplated by Section 6.6 (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 6.6 (No Solicitation)), prior to any Company Adverse Recommendation Change, the Company, Parent and Acquisition Sub shall consult with each other before issuing any press release or public announcement with respect to this Agreement or the transactions contemplated hereby, and none of the parties or their Affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ consent (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto. The Company may, without Parent or Acquisition Sub’s consent, communicate to its employees, Portfolio Companies, customers, suppliers and consultants in a manner consistent with prior communications of the Company or is consistent with a communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan.
Section 6.10. Acquisition Sub. Parent will take all actions necessary to (a) cause Acquisition Sub to perform its obligations under this Agreement and to consummate the First Step on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the First Step Effective Time, Acquisition Sub shall not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.

Section 6.11. No Control of the Other Party’s Business.
(a) Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
(b) Nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
Section 6.12. Rule 16b-3 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 under the Exchange Act, to the extent permitted by Applicable Law.
Section 6.13. Repayment of Existing Credit Facilities and Existing Notes.
(a) At least five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent a draft copy of one or more customary payoff letters (and applicable Lien releases providing that all Liens and all guarantees in connection therewith related to the assets and properties of the Company and its Subsidiaries securing such obligations shall automatically and permanently be, released and terminated upon the payment of the applicable payoff amount on the Closing Date) in form reasonably acceptable to Parent, in each case from each holder of Indebtedness of the Company and its Subsidiaries required to be repaid on the Closing Date (including, in respect of the Existing Credit Facilities and other funded Indebtedness of the Company and its Subsidiaries but excluding the Existing Notes) (collectively, the “Payoff Letters”; and such Indebtedness, the “Closing Date Indebtedness”), and, on or prior to the Closing Date, the Company shall deliver to Parent an executed copy of the Payoff Letters to be effective upon the Closing. The Company shall, and shall cause its Subsidiaries to, deliver all the documents required for the termination of commitments under the Closing Date Indebtedness, subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding thereunder.
(b) At least fifteen (15) Business Days prior to the Closing Date, Parent shall deliver a notice to the Company setting forth its intent to redeem or assume the Existing Notes. At least five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent draft documentation in form and substance satisfactory to fulfill the conditions precedent and other requirements for such election in accordance with the terms of the Existing Notes Indenture and, at the instruction of Parent, shall provide such documentation to the trustee in respect of the Existing Notes in order to fulfill such conditions precedent and other requirements. Effective as of the Closing, Parent shall, and shall cause the Surviving Corporation to, take all such steps as may be necessary to assume or cause to be assumed or redeem or cause to be redeemed in accordance with the Existing Notes Indenture for the assumption of, or the redemption of the full amount of principal and accrued interest, and any and all of the fees, costs, expenses, penalties and other amounts payable under, the Existing Notes.
Section 6.14. Certain Tax Matters.
(a) For United States federal income Tax purposes, (i) the parties intend that the (A) First Step and the Second Step shall be considered together as a single integrated transaction for United States federal income Tax purposes, (B) the Merger will qualify as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Code (a “Reorganization”), and (C) the Cash Consideration shall be treated by the holders of Company Common Stock as the receipt of ordinary income and by Parent External Adviser as the payment of a support payment that is deductible by Parent External Adviser under any federal, state and local Tax law (the parties’ intended tax treatment specified in this Section 6.14(a)(i) shall be, collectively, the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which the Company, Parent and Acquisition Sub are parties under Section 368(b) of the Code.
(b) Each of the Company, Parent and Acquisition Sub shall use its reasonable best efforts to accomplish the Intended Tax Treatment, including by not taking any action that such party knows is reasonably likely to prevent such treatment. Each of the Company, Parent and Acquisition Sub shall report the First Step and the Second Step, the Merger, Cash Consideration and the other transactions contemplated hereby in a manner consistent with the Intended Tax Treatment.
(c) To the extent necessary, Company, Parent and Acquisition Sub shall work together in good faith to effect the combination contemplated by this Agreement using an alternative structure that would be tax-free to the extent of the Share Consideration in the event that the Reorganization cannot be achieved.
(d) During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) Parent shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Company take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify as a RIC, and (ii) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Parent, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC.
(e) RIC Tax Issues.
(i) During the period from the date of this Agreement to October 31, 2020, the Company and its Subsidiaries shall use commercially reasonable efforts to reduce its undistributed Net Capital Gain to $0.00 by recognizing (for U.S. federal income tax purposes) losses on the list of assets in Section 6.14(e) of the Company Disclosure Letter; provided that no such loss will be taken into account on the Final October 31 RIC Tax Schedule if such loss is not, in the reasonable judgment of Parent’s Tax Return preparers, at least more likely than not to be permitted to be utilized by the Company;
(ii) To the extent that the Company would otherwise have positive undistributed Net Capital Gain for the taxable year ending October 31, 2020, the Company shall designate Net Capital Gain as distributed to shareholders of the Company pursuant to an election made under Section 852(b)(3)(D) of the Code with respect to the taxable year of the Company ending on October 31, 2020, timely file IRS Form 2438, IRS Form 2439 and any other forms required to timely make such election (and a corresponding election under any applicable state and local tax laws), and pay the corresponding Tax imposed under Section 852(b)(3)(A) of the Code prior to Closing (if due and payable on before the Closing Date). As soon as practicable after filing of such forms and payment of such Taxes by the Company to a Governmental Authority pursuant to this Section 6.14(e)(ii), the Company shall deliver to Parent the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such filing and payment reasonably satisfactory to Parent. For the avoidance of doubt, the election described in this Section 6.14(e)(ii) is the sole method by which the Company shall reduce any positive undistributed Net Capital Gain for the taxable year ending October 31, 2020. The Company shall not make any distribution to its stockholders to reduce such positive undistributed Net Capital Gain for such taxable year.
(iii) During the period from November 1, 2020 to the Closing Date, the Company and its Subsidiaries shall use commercially reasonable efforts to reduce undistributed Net Capital Gain to $0.00 by recognizing (for U.S. federal income tax purposes) losses on the list of assets in Section 6.14(e) of the Company Disclosure Letter to the extent such losses were not recognized in the taxable year ending October 31, 2020; provided that no such loss will be taken into account on the Final RIC Tax Schedule if such loss is not, in the reasonable judgment of Parent’s Tax Return preparers, at least more likely than not to be permitted to be utilized by the Company.

(iv) To the extent that the Company would otherwise have positive undistributed Net Capital Gain for the taxable period from November 1, 2020 to the Closing Date, the Company shall designate Net Capital Gain as distributed to shareholders of the Company pursuant to an election made under Section 852(b)(3)(D) of the Code with respect to the taxable period of the Company ending on the Closing Date, timely file IRS Form 2438, IRS Form 2439 and any other forms required to timely make such election (and a corresponding election under any applicable state and local tax laws), and pay the corresponding Tax imposed under Section 852(b)(3)(A) of the Code prior to Closing (if due and payable on before the Closing Date). As soon as practicable after filing of such forms and payment of such Taxes by the Company to a Governmental Authority pursuant to this Section 6.14(e)(iv), the Company shall deliver to Parent the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such filing and payment reasonably satisfactory to the Parent. For the avoidance of doubt, the election under this Section 6.14(e)(iv) is the sole method by which the Company shall reduce such otherwise positive undistributed Net Capital Gain for the taxable period from November 1, 2020 to the Closing Date. The Company shall not make any distribution to its stockholders to reduce such positive undistributed Net Capital Gain for such taxable period.
(v) No later than thirty (30) Business Days prior to October 31, 2020, the Company shall deliver to Parent (a) a calculation, substantially in the form of the estimated calculation attached hereto as Exhibit B, of the net asset value per share of the Company Common Stock as of October 31, 2020, which shall be prepared in good faith on a pro forma basis after giving effect to the transactions contemplated by this Agreement, the payment by the Company of all Company expenses incurred in connection with this Agreement and the transactions contemplated hereby and the other adjustments set forth in Exhibit B (the “October 31 Pro Forma NAV”), and (b) a calculation, substantially in the form of the estimated calculation attached hereto as Exhibit C, of (1) the undistributed ICTI of the Company for the taxable year ending October 31, 2020 and (2) the undistributed Net Capital Gain and the RIC Tax Liability for the taxable year ending October 31, 2020, which shall be prepared in good faith on a pro forma basis after giving effect to the transactions contemplated by this Agreement, the payment by the Company of all Company expenses incurred in connection with this Agreement and the transactions contemplated hereby, the transactions contemplated by Section 6.14(e)(i) and (ii), and any other adjustments set forth in Exhibit C (the “October 31 Pro Forma ICTI,” and together with the October 31 Pro Forma NAV, the “Estimated October 31 RIC Tax Schedule”), together with any supporting documentation requested by Parent (as updated, or if Parent makes no comments to the Estimated October 31 RIC Tax Schedule, or as adjusted pursuant to the determination of an Independent Accounting Firm, the “Final October 31 RIC Tax Schedule”). The Estimated October 31 RIC Tax Schedule shall be subject to Parent’s review and approval, which shall not be unreasonably withheld, delayed or conditioned. If Parent does not object to the Estimated October 31 RIC Tax Schedule by written notice to Company within ten (10) Business Days after receipt, then the Estimated October 31 RIC Tax Schedule shall be the Final October 31 RIC Tax Schedule and shall be deemed to have been accepted and agreed upon, and final and conclusive, for all purposes of this Agreement. If Parent objects to all or a portion of the Estimated October 31 RIC Tax Schedule, it shall notify the Company in writing within ten (10) Business Days of receipt a description of, and the basis for, any objection, and Parent and the Company shall act in good faith to resolve any such dispute for a period of ten (10) Business Days after the Company’s receipt of such notice. If the Company and Parent do not reach an agreement regarding any disputed item with respect to the Estimated October 31 RIC Tax Schedule during such time period, then the dispute shall be presented to an accounting firm of national reputation mutually agreed upon by the Company and Parent (an “Independent Accounting Firm”) for final resolution. The Independent Accounting Firm shall make its decision solely based on such written submissions and shall not conduct an independent investigation. The Independent Accounting Firm shall be directed to promptly, and in any event within five (5) Business Days after its appointment pursuant to this Section 6.14(e), render its written decision on such matters under dispute (it being understood that in making such determination, the Independent Accounting Firm shall be functioning as an expert and not as an arbitrator). The Independent Accounting Firm’s determination shall be binding upon the parties, and the Final October 31 RIC Tax Schedule shall reflect the Independent Accounting Firm’s determination. The Company shall prepare and file or otherwise furnish to the appropriate party (or cause to be prepared and filed or so furnished) in a timely manner all Tax Returns relating to the

Company or any of its Subsidiaries with respect to its taxable year ending October 31, 2020 that are due on or before the Closing Date (each such Tax Return, the “October 31 Tax Return”). All such October 31 Tax Returns shall be prepared on a basis consistent with the most recent Tax Returns of the Company and its Subsidiaries except as required by Applicable Law. No later than thirty (30) Business Days prior to the due date of such October 31 Tax Return, Parent shall have a reasonable opportunity to review such October 31 Tax Return. The October 31 Tax Return shall be subject to the Parent’s review and approval, which shall not be unreasonably withheld, delayed or conditioned.
(vi) In addition to the requirements under Section 6.14(e)(v) and Section 6.21 (Update to Schedules), no later than thirty (30) Business Days prior to the Effective Time, the Company shall deliver to Parent (a) a calculation, substantially in the form of the estimated calculation attached hereto as Exhibit D, of the net asset value per share of the Company Common Stock as of the last day of the then most recent completed month, which shall be prepared in good faith on a pro forma basis after giving effect to the transactions contemplated by this Agreement, the payment by the Company of all Company expenses incurred in connection with this Agreement and the transactions contemplated hereby and the other adjustments set forth in Exhibit D (the “Closing Pro Forma NAV”), and (b) a calculation, substantially in the form of the estimated calculation attached hereto as Exhibit E, of (1) the undistributed ICTI of the Company for the taxable period from November 1, 2020 to the Effective Time and (2) the undistributed Net Capital Gain and the RIC Tax Liability for the taxable period from November 1, 2020 to the Effective Time, which shall be prepared in good faith on a pro forma basis after giving effect to the transactions contemplated by this Agreement, the payment by the Company of all Company expenses incurred in connection with this Agreement and the transactions contemplated hereby, the transactions contemplated by Section 6.14(e)(i), (ii), (iii) and (iv), and any other adjustments set forth in Exhibit E (the “Closing Pro Forma ICTI,” and together with the Closing Pro Forma NAV, the “Estimated RIC Tax Schedule”), together with any supporting documentation requested by Parent (as updated, or if Parent makes no comments to the Estimated RIC Tax Schedule, or as adjusted pursuant to the determination of an Independent Accounting Firm, the “Final RIC Tax Schedule”). No later than thirty (30) Business Days prior to the Closing Date, Parent shall have a reasonable opportunity to review such Estimated RIC Tax Schedule. The Estimated RIC Tax Schedule shall be subject to Parent’s review and approval, which shall not be unreasonably withheld, delayed or conditioned. If Parent does not object to the Estimated RIC Tax Schedule by written notice to Company within ten (10) Business Days after receipt, then the Estimated RIC Tax Schedule shall be the Final RIC Tax Schedule and shall be deemed to have been accepted and agreed upon, and final and conclusive, for all purposes of this Agreement. If Parent objects to all or a portion of the Estimated RIC Tax Schedule, it shall notify the Company in writing within ten (10) days of receipt a description of, and the basis for, any objection, and Parent and the Company shall act in good faith to resolve any such dispute for a period of ten (10) Business Days after the Company’s receipt of such notice. If the Company and Parent do not reach an agreement regarding any disputed item with respect to the Estimated RIC Tax Schedule during such time period, then the dispute shall be presented to the Independent Accounting Firm for final resolution. The Independent Accounting Firm shall make its decision solely based on such written submissions and shall not conduct an independent investigation. The Independent Accounting Firm shall be directed to promptly, and in any event within five (5) Business Days after its appointment pursuant to this Section 6.14(e), render its written decision on such matters under dispute (it being understood that in making such determination, the Independent Accounting Firm shall be functioning as an expert and not as an arbitrator). The Independent Accounting Firm’s determination shall be binding upon the parties, and the Final RIC Tax Schedule shall reflect the Independent Accounting Firm’s determination. The fees and expenses of the Independent Accounting Firm in connection with the resolution of any dispute under this Section 6.14(e) shall be paid fifty percent (50%) by Parent and fifty percent (50%) by the Company. The Final RIC Tax Schedule may only be amended or revised to the extent mutually agreed to by Parent and the Company in writing.
Section 6.15. Stock Exchange Listing. Parent shall use its best efforts to cause the shares of Parent Common Stock to be issued in connection with the First Step to be listed on the NYSE, subject to official notice of issuance, prior to the Effective Time.

Section 6.16. Takeover Statutes and Provisions. None of the Company, Parent or Acquisition Sub will take any action that would cause the Merger and related transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Company and Parent shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the Merger from, or if necessary to challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
Section 6.17. Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or Parent’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the transactions contemplated hereby. Each of Parent and the Company (a) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (b) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
Section 6.18. Tax Dividends; Coordination of Dividends.
(a) On or prior to October 31, 2020, the Company shall declare and pay a Tax Dividend to the extent necessary to ensure the Company has no undistributed amounts of (i) ICTI (determined without regard to Section 852(b)(2)(D) of the Code) for the taxable year ending October 31, 2020, (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code and, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code.
(b) Prior to the Closing Date, the Company shall declare and pay a Tax Dividend to the extent necessary to ensure the Company has no undistributed amounts of (i) ICTI (determined without regard to Section 852(b)(2)(D) of the Code) for the taxable period from November 1, 2020 to the Closing Date, or for any prior taxable period, (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code and, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code.
(c) The Company shall coordinate with Parent in advance on the calculation and amount of any Tax Dividend and no dividend or distribution to its stockholders, including a Tax Dividend, shall be declared or made without Parent’s prior written consent, provided, that Parent shall not unreasonably withhold, delay or condition its consent with respect to any Tax Dividend. In the event that a dividend or distribution with respect to the shares of Company Common Stock permitted under the terms of this Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of shares of Company Common Stock shall be entitled to receive such dividend or distribution pursuant to and in accordance with Section 2.2 (Exchange of Certificates).
(d) Effective upon the date of this Agreement, the Company shall suspend its quarterly dividend program, and shall not declare or pay any quarterly or other dividend not expressly contemplated by this Agreement without Parent’s prior written consent.
Section 6.19. Reserved.
Section 6.20. Credit Support Agreement; Parent Trading Plan.
(a) Promptly following the Closing, the Parent External Adviser and Parent shall enter into a credit support agreement to be prepared in reasonable consultation with the Company on or prior to the Closing Date, providing for enhancement of shareholder credit in an aggregate amount of $23,000,000 on substantially the terms set forth on Exhibit F.
(b) On the Closing Date, the Parent Board shall announce Parent’s commitment to purchase up to $15,000,000 worth of shares of Parent Common Stock in the aggregate in open market transactions, at the then-current market price, if the shares of Parent Common Stock trade below the target net asset value per share discount set forth in Section 6.20 of the Parent Disclosure Letter, during the twelve (12) month period commencing upon the filing of the first quarterly report on Form 10-Q after the Closing Date, subject to Parent’s compliance with its covenant and regulatory requirements (the “Parent Trading Plan”). Purchases made pursuant to the Parent Trading Plan shall be in accordance with Rule 10b-18 under the Exchange Act.

Section 6.21. Update to Schedules. No later than close of business on the tenth (10th) Business Day immediately following the end of each calendar month ending after the date of this Agreement and no later than 12:00 p.m. (New York, New York time) on the Business Day immediately preceding the Closing Date, (a) the Company shall deliver to Parent a revised Acquired Loan Schedule and Equity Interest Schedule, each updated as necessary to reflect changes to the information contained therein between the Cut-off Time and such calendar month-end or the Closing Cut-off Time, as applicable, including without limitation the addition of Acquired Investments to, or deletion of Acquired Investments from, the relevant schedule and (b) the Company shall deliver to Parent a certificate setting forth the projected NAV of the Company as of the Closing Cut-off Time and, during the period from the date of this Agreement to October 31, 2020, a draft of the Estimated October 31 RIC Tax Schedule and, during the period from November 1, 2020 to the Closing Date, a draft of the Estimated RIC Tax Schedule; provided that the certificate delivered on the Business Day immediately preceding the Closing Date shall set forth the final NAV of the Company and the final undistributed ICTI of the Company, each as of the Closing Cut-off Time.
Section 6.22. Election to Parent Board. Promptly after the Effective Time, Parent shall increase the size of its board of directors in order to cause one (1) current member of the Company Board who will be mutually selected by the Company and Parent between the date hereof and prior to the Closing Date to be appointed to the Parent Board on the Closing Date, and shall cause such Person to be so elected in a director class to be determined by Parent between the date hereof and the Closing Date.
Section 6.23. Company Advisory Agreement. The Company covenants and agrees that the Company Board shall, consistent with the requirements of Section 15 of the Investment Company Act, take, or cause to be taken, all steps necessary to ensure, the effectiveness of Company Investment Advisory Agreement at all times between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1 (Termination).
Section 6.24. Company-TTGA Parallel Facilities. Prior to the Closing, the Company shall make a recommendation to TTGA C-I MMF LP (“TTGA”) in respect of the Acquired Loan Documents relating to those Portfolio Companies listed on Section 6.24 of the Company Disclosure Letter, that the Parent (in its capacity as the successor of Company) shall continue as the collateral agent under such Acquired Loan Documents in respect of each such Acquired Loan Document following the Closing. In addition, prior to the Closing, the Company shall use its reasonable best efforts to enter into an intercreditor agreement with TTGA or modify the appropriate Acquired Loan Documents in form and substance acceptable to Parent in its sole discretion in respect of the investments in each of those Portfolio Companies set forth on Section 6.24 of the Company Disclosure Letter providing or to provide, among other things, (w) that TTGA’s investments in such Portfolio Companies shall not be secured by any assets or guaranteed by any obligors not securing or guaranteeing, as applicable, the Company’s investments in such Portfolio Companies (unless such assets or obligor shall substantially concurrently become a part of the Company’s collateral securing or guaranteeing, as applicable, its investments) and vice versa with respect to the Company’s investments in such Portfolio Companies, (x) that the Liens on the collateral securing TTGA’s investments in such Portfolio Companies (to the extent validly perfected and not subject to other Liens ranking senior to the Liens securing TTGA’s investments in such Portfolio Companies but junior to the Liens securing the Company’s investments in such Portfolio Companies) shall rank equal in priority to the Liens on the collateral securing the Company’s investments in such Portfolio Companies and vice versa with respect to the Liens on the collateral securing the Company’s investments in such Portfolio Companies, (y) that neither TTGA nor the Company shall amend or otherwise modify any documents relating to, exercise any enforcement or other remedies with respect to or otherwise take any action with respect to its investments in such Portfolio Companies without the prior written consent of the Company or TTGA, as applicable, other than immaterial amendments to such documents (provided that the Company or TTGA, as applicable, shall provide at least three (3) Business Days advance notice of any such immaterial amendments) and (z) for other customary pari passu intercreditor provisions.
Section 6.25. Security Holdings. The Company shall use its reasonable best efforts to cause the Security Holdings Stockholders Agreement to be amended prior to the Closing Date in form reasonably acceptable to Parent solely to reflect the substitution of Riga Capital S.A. by SIA Mindport and assignment of all of the rights and interests of Riga Capital S.A. under the Security Holdings Stockholders Agreement to SIA Mindport.

ARTICLE VII.

CONDITIONS TO THE MERGER
Section 7.1. Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:
(a) the Company shall have obtained the Company Stockholder Approval and Parent shall have obtained the Parent Stockholder Approval;
(b) the issuance of Parent Common Stock in connection with the First Step and the issuance of shares of Parent Common Stock upon the conversion of any instruments exchangeable therefor or convertible thereto shall have been approved for listing on the NYSE, subject to official notice of issuance;
(c) the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order;
(d) any applicable waiting period (and any extension thereof) under Antitrust Laws relating to the consummation of the Merger shall have expired or early termination thereof shall have been granted; and
(e) no Governmental Authority of competent jurisdiction shall have issued or entered any Law or Order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the Merger.
Section 7.2. Conditions to Obligations of Parent and Acquisition Sub to Effect the Merger. The obligations of Parent and Acquisition Sub to effect the Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following additional conditions:
(a) each of the representations and warranties of the Company contained in (i) Section 3.2(a) (Capitalization) shall be true and correct in all respects (other than de minimis inaccuracies) when made and as of the Closing Date as though made on the Closing Date, (ii) Section 3.1 (Organization and Qualification), Section 3.2(c) (Capitalization), Section 3.3(a) (Authority Relative to Agreement), Section 3.3(b) (Authority Relative to Agreement), Section 3.14 (Taxes), Section 3.19 (Vote Required), Section 3.20 (Brokers), Section 3.21 (Opinion of Financial Advisor) and Section 3.26(f) (Security Holdings) (collectively, the “Company Fundamental Representations”) that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (B) that are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (iii) this Agreement (other than the Company Fundamental Representations), without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein, shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not reasonably be expected to have a Company Material Adverse Effect;
(b) the Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;
(c) Parent shall have received a certificate signed by an executive officer of the Company certifying as to the matters set forth in Section 7.2(a), Section 7.2(b), Section 7.2(d) and Section 7.2(e);
(d) since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect;

(e) the Company shall have unrestricted cash in an aggregate amount of at least $49,000,000 plus the amount of net cash proceeds received by the Company from the sale of FOLIOfn, Inc. less the amount of any Tax Dividend or RIC Tax Liability actually paid by the Company prior to the Effective Time, which amount shall be immediately available to repay the Existing Notes;
(f) the administration agreement by and between the Company and its administrator, as amended from time to time, and the Company Investment Advisory Agreement shall have been terminated; and
(g) the Company and its Subsidiaries shall have delivered to Parent or the applicable controlled Affiliates of Parent the documents described in, and otherwise complied with Section 6.13 (Repayment of Existing Credit Facilities and Existing Notes) and Section 6.14(e) (RIC Tax Issues).
Section 7.3. Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following additional conditions:
(a) each of the representations and warranties of Parent, Acquisition Sub and the Parent External Adviser contained in (i) Section 4.2(a) (Capitalization) shall be true and correct in all respects (other than de minimis inaccuracies) when made and as of the Closing Date as though made on the Closing Date, (ii) Section 4.1 (Organization and Qualification), Section 4.2(c) (Capitalization), Section 4.3(a) (Authority Relative to Agreement), Section 4.3(b) (Authority Relative to Agreement), Section 4.15 (Taxes), Section 4.20 (Vote Required), Section 4.21 (Brokers), Section 4.22 (Opinion of Financial Advisor), Section 5.1 (Organization and Qualification), Section 5.2(a) (Authority Relative to Agreement) and Section 5.2(b) (Authority Relative to Agreement) (collectively, the “Parent Fundamental Representations”) that (A) are not qualified by Parent Material Adverse Effect, Adviser Material Adverse Effect or other materiality qualifications shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (B) that are qualified by Parent Material Adverse Effect, Adviser Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Parent Material Adverse Effect or other materiality qualifications) as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only) and (iii) this Agreement (other than the Parent Fundamental Representations), without giving effect to any materiality, “Parent Material Adverse Effect” or “Adviser Material Adverse Effect” qualifications therein, shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except for such failures to be true and correct as would not reasonably be expected to have a Parent Material Adverse Effect or an Adviser Material Adverse Effect;
(b) Parent, Acquisition Sub and the Parent External Adviser shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;
(c) the Company shall have received a certificate signed by an executive officer of Parent certifying as to the matters set forth in Section 7.3(a), Section 7.3(b), Section 7.3(d) and Section 7.3(e);
(d) since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect; and
(e) since the date of this Agreement, there shall not have occurred and be continuing any Adviser Material Adverse Effect.
Section 7.4. Frustration of Closing Conditions. None of Parent, Acquisition Sub or the Company may rely either as a basis for not consummating the Merger or any of the other transactions contemplated hereby or terminating this Agreement and abandoning the Merger on the failure of any condition set forth in Article VII to be satisfied if such failure was primarily caused by such party’s failure to perform or comply with any of its obligations under this Agreement.

ARTICLE VIII.

TERMINATION, AMENDMENT AND WAIVER
Section 8.1. Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval or the Parent Stockholder Approval is obtained (except as otherwise expressly noted), as follows:
(a) by mutual written consent of each of Parent and the Company; or
(b) by either Parent or the Company, if:
(i) the First Step shall not have been consummated on or before 5:00 p.m. (New York, New York time) on February 10, 2021 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the principal cause of or resulted in the failure of the Closing to have occurred on or before the Termination Date;
(ii) prior to the Effective Time, any Governmental Authority of competent jurisdiction shall have issued or entered any Law or Order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated hereby, and such Law or Order or other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have used its reasonable best efforts to remove such Law or Order or other action; and provided, further, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of such Law or Order or taking of such action was proximately caused by the failure of such party, and in the case of Parent, including the failure of Acquisition Sub, to perform or comply with any of its obligations under this Agreement; or
(iii) (A) the Company Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Company Stockholder Approval shall not have been obtained at such Company Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the adoption of this Agreement is taken or (B) the Parent Stockholders’ Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Parent Stockholder Approval shall not have been obtained at such Parent Stockholders’ Meeting (or at any adjournment or postponement thereof) at which a vote on the approval of the Parent Stock Issuance and/or the Parent Below-NAV Issuance is taken; or
(c) by the Company if:
(i) Parent, Acquisition Sub or the Parent External Adviser shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 (Conditions to the Obligations of Each Party) or Section 7.3 (Conditions to the Obligation of the Company to Effect the Merger) and (B) is not capable of being cured by Parent, Acquisition Sub, or the Parent External Adviser, as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent, Acquisition Sub or the Parent External Adviser, as applicable, on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following the Company’s delivery of written notice to Parent of such breach or failure to perform; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any of its representations, warranties, covenants or obligations under this Agreement so as to cause any of the conditions set forth in Section 7.1 (Conditions to the Obligations of Each Party) or Section 7.2 (Conditions to the Obligations of Parent and Acquisition Sub to Effect the Merger) not to be satisfied; provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.1(c)(i) if Parent’s breach has been primarily caused by a breach of any provision of this Agreement by the Company;
(ii) at any time prior to receipt of the Company Stockholder Approval, in order to concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 6.6 (No Solicitation); provided that (A) such proposal did not arise from a breach of any of the provisions set forth in Section 6.6 (No Solicitation) and (B) prior to or simultaneously with such termination the Company pays Parent the Company Termination Fee, plus the Expenses actually incurred by Parent and the Parent External Adviser on or prior to the termination of this Agreement; or
(iii) at any time prior to the First Step Effective Time, if (A) all of the conditions set forth in Section 7.1 (Conditions to the Obligations of Each Party) and Section 7.2 (Conditions to the Obligations of Parent and Acquisition Sub to Effect the Merger) have been, and continue to be, satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which shall be capable of being satisfied if the Closing Date were the date of such termination, and, solely with respect to Section 7.1 (Conditions to the Obligations of Each Party), if the failure of such conditions to be satisfied is primarily caused by a material breach by Parent, Acquisition Sub or the Parent External Adviser of any of their respective covenants or agreements contained in Section 6.3 (Preparation of Form N-14 and the Joint Proxy Statement; Stockholders’ Meetings), Section 6.4 (Appropriate Action; Consents; Filings), or Section 6.15 (Takeover Statutes and Provisions) of this Agreement), (B) Parent and Acquisition Sub do not consummate the First Step on or prior to the date the Closing is required to occur pursuant to Article I (The Merger), (C) the Company shall have irrevocably confirmed in writing to Parent that (x) it is ready, willing and able to complete the Closing on the date of such confirmation and throughout the three (3) Business Day period following delivery of such confirmation, and (y) intends to terminate this Agreement pursuant to this Section 8.1(c)(iii) if Parent and Acquisition Sub fail to effect the Closing on the date required pursuant to Article I (The Merger), (D) Parent and Acquisition Sub fail to effect the Closing within three (3) Business Days following delivery of such confirmation and the date required pursuant to Article I (The Merger); or
(d) by Parent if:
(i) the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 (Conditions to the Obligations of Each Party) or Section 7.2 (Conditions to the Obligations of Parent and Acquisition Sub to Effect the Merger) and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) calendar days following Parent’s delivery of written notice to the Company of such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent, Acquisition Sub or the Parent External Adviser is then in material breach of any of its representations, warranties, covenants or Agreement so as to cause any of the conditions set forth in Section 7.1 (Conditions to the Obligations of Each Party) or Section 7.3 (Conditions to the Obligation of the Company to Effect the Merger) not to be satisfied; provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company’s breach has been primarily caused by a breach of any provision of this Agreement by Parent; or
(ii) at any time prior to the receipt of the Company Stockholder Approval, if (x) the Company Board (or any committee thereof) shall have made a Company Adverse Recommendation Change, (y) the Company shall have willfully breached (as defined below) its obligations under Section 6.6 (No Solicitation), and such breach remains uncured for five (5) Business Days following the written notice thereof by Parent to the Company or (z) in the event a Competing Proposal structured as a tender offer for the Company’s Common Stock is commenced and, within ten (10) Business Days after the public announcement thereof, the Company shall not have issued a public statement (and filed a Schedule 14D-9) reaffirming the Company Recommendation and recommending that the stockholders of the Company reject such Competing Proposal.
Section 8.2. Effect of Termination. In the event that this Agreement is terminated and the Merger abandoned pursuant to Section 8.1 (Termination), written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in

Section 8.3 (Termination Fees; Expenses) or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs), which shall be deemed in any such event to be damages of such party resulting from any intentional or willful breach of this Agreement prior to such termination or fraud, in which case, except as provided in Section 8.3 (Termination Fees; Expenses), the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreement, this Section 8.2, Section 8.3 (Termination Fees; Expenses), Section 8.6 (Expenses; Transfer Taxes) and Article IX (General Provisions) shall survive any termination of this Agreement pursuant to Section 8.1 (Termination). For purposes of this Agreement, “willful breach” means a material breach of this Agreement that is the consequence of an act or omission by a party with the actual knowledge or intention that the taking of such act or omission would, or would reasonably be expected to, constitute a material breach of this Agreement.
Section 8.3. Termination Fees; Expenses.
(a) If, but only if, this Agreement is terminated by:
(i) Parent pursuant to Section 8.1(d)(i) (Breach of Agreement by the Company) (but only if the breach giving rise to such termination under Section 8.1(d)(i) was a willful breach), Parent or the Company pursuant to Section 8.1(b)(iii)(A) (Requisite Company Stockholder Vote Not Obtained), and in either such case (x) prior to such termination (or of the Company Stockholders’ Meeting in the case of termination pursuant to Section 8.1(b)(iii)(A) (Requisite Company Stockholder Vote Not Obtained)), a Competing Proposal that has been made after the date of this Agreement shall have been publicly disclosed or otherwise communicated to the Company’s Board of Directors and not withdrawn prior to such date and (y) within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to any Competing Proposal with a Third Party, and such Competing Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period) (provided, however, that for purposes of this Section 8.3(a)(i), the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”);
(ii) the Company pursuant to Section 8.1(c)(ii) (Alternative Acquisition Agreement); or
(iii) Parent pursuant to Section 8.1(d)(ii) (Company Adverse Recommendation Change and Related Matters),
then, in any such case, the Company shall pay, or cause to be paid, to Parent the Company Termination Fee, and with respect to any termination by the Company pursuant to Section 8.1(c)(ii) (Alternative Acquisition Agreement) or by Parent pursuant to Section 8.1(d)(ii) (Company Adverse Recommendation Change and Related Matters), the Expenses actually incurred by Parent and the Parent External Adviser.
Any payments required to be made under this Section 8.3(a) shall be made by wire transfer of same day funds to the account or accounts designated by Parent, (x) in the case of clause (i) above, on the same day as the consummation of the transaction contemplated therein, (y) in the case of clause (ii) above, immediately prior to or concurrently with such termination and (z) in the case of clause (iii) above, promptly, but in no event later than three (3) Business Days after the date of such termination.
(b) If, but only if, this Agreement is terminated by the Company pursuant to Section 8.1(c)(i) (Breach of Agreement by Parent or Acquisition Sub) (but only if the breach giving rise to such termination under Section 8.1(c)(i) (Breach of Agreement by Parent, Acquisition Sub or Parent External Adviser) was a willful breach) or Section 8.1(c)(iii) (Parent, Acquisition Sub or the Parent External Adviser Fail to Consummate the Closing), then, in any such case, Parent shall pay, or cause to be paid, to the Company the Parent Termination Fee.
Any payments required to be made under this Section 8.3(b) shall be made by wire transfer of same day funds to the account or accounts designated by the Company immediately prior to or substantially concurrently with any such termination by Parent and promptly, but in no event later than three (3) Business Days after the date of such termination by the Company.

(c) Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion or shall Parent be required to pay the Parent Termination Fee on more than one occasion.
(d) Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9 (Specific Performance; Remedies), except in cases involving fraud, Parent’s right to receive payment from the Company of the Company Termination Fee pursuant to Section 8.3(a) (Company Termination Fee), shall constitute the sole and exclusive monetary remedy of Parent, Parent External Adviser and Acquisition Sub against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that the Company shall remain obligated to comply with the provisions of this Agreement that survive termination pursuant to Section 8.2). Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9 (Specific Performance; Remedies), except in cases involving fraud, the Company’s right to receive payment from Parent of the Parent Termination Fee pursuant to Section 8.3(b) (Parent Termination Fee), shall, in circumstances in which the Parent Termination Fee is owed, constitute the sole and exclusive monetary remedy of the Company against Parent, the Parent External Adviser and Acquisition Sub and their respective Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that Parent shall remain obligated to comply with the provisions of this Agreement that survive termination pursuant to Section 8.2).
(e) Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated hereby, (ii) each of the Company Termination Fee and the Parent Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as applicable, in the circumstances in which such fee or expenses are payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company or Parent, as applicable, fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent or the Company, as applicable, commences a suit that results in a judgment against the other for the payment of any amount set forth in this Section 8.3, the Company or Parent, as applicable, shall pay the other’s costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law.
Section 8.4. Amendment. Subject to Applicable Law, the parties hereto may only modify or amend this Agreement, by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided that no amendment shall be made to this Agreement after the Effective Time; provided, further, that after receipt of the Company Stockholder Approval or the Parent Stockholder Approval, if any such amendment shall by Applicable Law require further approval of the stockholders of the Company or Parent, as applicable, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company or Parent, as applicable.
Section 8.5 Extension; Waiver. The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of the Company or Parent) in whole or in part to the extent permitted by Applicable Law. At any time prior to the Effective Time, the Company or Parent may (a) waive or extend the time for the performance of any of the obligations or other acts of Parent, Acquisition Sub or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent, or (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent, Acquisition Sub or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and expressly setting forth the nature of such extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
Section 8.6. Expenses; Transfer Taxes. Except as expressly set forth herein (including Section 8.3 (Termination Fees; Expenses)), all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, provided that Parent and the Company shall each be responsible for one-half of all filing fees incurred in connection with the HSR Act or any Independent Accounting Firm engaged pursuant to Section 6.14(e) (Certain Tax Matters—RIC Tax Issues). Other than Taxes imposed upon holders of Company Common Stock, the Company shall pay (and file any related Tax Returns for) all (a) transfer, stamp and documentary Taxes or fees and (b) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with this Agreement.
ARTICLE IX.

GENERAL PROVISIONS
Section 9.1. Non-Survival of Representations, Warranties and Agreements. The representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time or, except as provided in Section 8.2 (Effect of Termination), upon the termination of this Agreement pursuant to Section 8.1 (Termination), as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.7 (Directors’ and Officers’ Indemnification and Insurance).
Section 9.2. Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery (with concurrent email delivery), by prepaid overnight courier (providing written proof of delivery) (with concurrent email delivery) or by confirmed electronic mail, addressed as follows:
if to Parent, Acquisition Sub or the Parent External Adviser:

Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina
Email:	jonathan.bock@barings.com
jonathan.landsberg@barings.com
Attention:	Jonathan Bock
Jonathan Landsberg

with a copy (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, DC 20006
Phone:	(202) 261-3300
Email:	harry.pangas@dechert.com
gregory.schernecke@dechert.com
Attention:	Harry Pangas, Esq.
Gregory A. Schernecke, Esq.

if to the Company:

MVC Capital, Inc.
287 Bowman Avenue, 2nd Floor
Phone:	(914) 701-0310
Purchase, NY 10577
Email:	mtokarz@tokarzgroup.com
Attention:	Michael Tokarz

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Phone:	(212) 715-9100
Email:	gsilfen@kramerlevin.com
tshen@kramerlevin.com
Attention:	George M. Silfen
Terrence Shen
or to such other address, electronic mail address for a party as shall be specified in a notice given in accordance with this Section 9.2; provided that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.
Section 9.3 Interpretation; Certain Definitions.
(a) The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
(b) Disclosure of any fact, circumstance or information in any Section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other Section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent on the face of such disclosure that such disclosure relates to any such other Section. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.
(c) The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to the date first set forth above, unless the context requires otherwise. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Contract, instrument or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “$” refer to currency of the United States. The phrase “the ordinary course of business” means “the ordinary course of business consistent with past practice.” The term “or” is not exclusive.
Section 9.4 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the First Step be consummated as originally contemplated to the fullest extent possible.
Section 9.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.5 shall be null and void.
Section 9.6 Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.
Section 9.7 No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 6.7 (Directors’ and Officers’ Indemnification and Insurance) and this Section 9.7 from and after the Effective Time), are intended third-party beneficiaries hereof.
Section 9.8 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY

IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 9.8.
Section 9.9 Specific Performance; Remedies. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without proof of actual damages), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything to the contrary contained herein, this Section 9.9 is not intended and shall not be construed to limit in any way the provisions of Section 8.3(d) (Termination Fees; Expenses).
Section 9.10 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Acquisition Sub, the Parent External Adviser and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
BARINGS BDC, INC.

By	/s/ Jonathan Bock
	Name:	Jonathan Bock
	Title:	Chief Financial Officer

MUSTANG ACQUISITION SUB, INC.

By	/s/ Jonathan Landsberg
	Name:	Jonathan Landsberg
	Title:	President

BARINGS LLC

By	/s/ Eric Lloyd
	Name:	Eric Lloyd
	Title:	Managing Director

MVC CAPITAL, INC.

By	/s/ Michael Tokarz
	Name:	Michael Tokarz
	Title:	Chairman
[Signature Page to Agreement and Plan of Merger]

Appendix A
As used in this Agreement, the following terms shall have the following meanings:
“Acceptable Confidentiality Agreement” shall have the meaning set forth in Section 6.6(c).
“Acquired Equity Interests” shall mean all of the equity interests in Portfolio Companies owned by the Company and its Subsidiaries, each of which is identified on the Equity Interest Schedule, as updated pursuant to Section 6.21 (Updates to Schedules).
“Acquired Investments” shall mean the Acquired Equity Interests and the Acquired Loans.
“Acquired Loan Documents” shall mean the credit and financing agreements, guarantees (including third-party guarantees), subordination agreements, Acquired Loan Notes, mortgages, deeds of trust, security agreements (including pledge and control agreements), financing statements, intercreditor agreements, and other instruments and documents affecting the Company’s and its Subsidiaries’ ownership, economic or other rights with respect to the Acquired Loans or in which the Company or its Subsidiaries has an interest, in connection with the Acquired Loans (together with all modifications, amendments and supplements thereto and waivers, extensions, cancellations and releases thereunder).
“Acquired Loan Notes” shall mean the original executed promissory notes (or copies, to the extent that only copies of such promissory notes are in the Company’s or its Subsidiaries’ possession or control) issued to the order of the Company or its Subsidiaries, or copies of a “master” note if no such note was issued to the Company or its Subsidiaries or an allonge endorsing a note in favor of the Company or its Subsidiaries, evidencing indebtedness owing to the Company or its Subsidiaries under an Acquired Loan.
“Acquired Loan Schedule” shall mean the schedule attached hereto as Section A-5 of the Company Disclosure Letter, which identifies (i) each Acquired Loan (ii) the name of the Borrower of each Acquired Loan, (iii) the interest rate on each Acquired Loan, (iv) the maturity date of each Acquired Loan, (v) the outstanding unpaid principal amount of each Acquired Loan as of the Cut-off Time (as updated in accordance with Section 6.21 (Updates to Schedules)), (vi) the amount of accrued interest for each Acquired Loan; (vii) the amount of accrued but unpaid fees or other amounts (other than accrued interest) for each Acquired Loan; and (viii) the currency for each Acquired Loan; (ix) any undrawn commitments with respect to each Acquired Loan.
“Acquired Loans” shall mean all of the loans owned by the Company or its Subsidiaries as of the date hereof, each of which is identified on the Acquired Loan Schedule, as updated pursuant to Section 6.21 (Updates to Schedules).
“Acquisition Sub” shall have the meaning set forth in the Preamble.
“Adviser Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would, individually or in the aggregate, have or would reasonably be expected to have a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Parent External Adviser, or (2) the ability of the Parent External Adviser or Parent to timely perform its or their obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether an Adviser Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Parent External Adviser operates (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the fair value, price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (v) any failure by the Parent External Adviser to meet published analyst estimates or expectations of the Parent External Adviser’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vi) any failure by the Parent External Adviser to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God, natural disasters, epidemic, pandemic or disease outbreak (including the COVID-19 virus); (viii) the negotiation, existence, announcement of this Agreement or the performance of the transactions contemplated by this Agreement, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of the Parent External Adviser (other than with respect to the Parent External Adviser’s relationship with Parent and its Subsidiaries) or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of the Parent External Adviser, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by the Company regarding the plans or intentions of the Company with respect to the conduct of the business of Parent or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein (in each case, other than with respect to any Contracts of the Parent External Adviser with Parent or any of its Subsidiaries); (ix) any action taken by the Parent External Adviser which is required or permitted by or resulting from or arising in connection with this Agreement; and (x) any actions taken (or omitted to be taken) at the request of the Company; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether an Adviser Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Parent External Adviser, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.
“Affiliate” of a Person shall mean any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no Portfolio Company shall be an Affiliate of such Person).
“Agreement” shall have the meaning set forth in the Preamble.
“Alternative Acquisition Agreement” shall have the meaning set forth in Section 6.6(d).
“Antitrust Division” shall mean the Antitrust Division of the United States Department of Justice.
“Antitrust Laws” shall have the meaning set forth in Section 3.4.
“Applicable Law” shall mean any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, judgment or directive (including those of any self-regulatory organization) applicable to and legally binding on the Parent External Adviser, Company, Parent, Acquisition Sub or any of their respective Affiliates, directors, employees or agents, as the case may be.
“Articles of Merger” shall mean the First Step Certificate of Merger and the Second Step Articles of Merger.
“Bankruptcy and Equity Exception” shall have the meaning set forth in Section 3.3(a).
“BDC” shall have the meaning set forth in the Recitals.
“Blue Sky Laws” shall mean state securities or “blue sky” laws.
“Book-Entry Shares” shall have the meaning set forth in Section 2.1(a)(ii).
“Borrowers” shall mean those Persons who constitute “borrowers”, “guarantors”, “credit parties”, “loan parties” (or any similarly defined entity) under the Acquired Loan Documents.
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.
“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act, as may be amended or modified.

“Cash Consideration” shall have the meaning set forth in Section 2.1(a)(ii).
“Certificates” shall have the meaning set forth in Section 2.1(a)(ii).
“Closing” shall have the meaning set forth in Section 1.2.
“Closing Cut-off Time” shall mean 5:00 p.m. (New York, New York time) on the second Business Day immediately prior to the Closing Date.
“Closing Date” shall have the meaning set forth in Section 1.2.
“Closing Date Total FX Linked Adjustment” shall mean that amount indicated on Exhibit A-1 as the TOTAL FX Linked Adjustment calculated in accordance with the principles and example calculations set forth on Exhibit A-1 by replacing all amounts shown on Exhibit A-1 as relating to or as of July 31 with corresponding amounts relating to or as of the Closing Date.
“Closing Date Indebtedness” shall have the meaning set forth in Section 6.13.
“Closing Pro Forma ICTI” shall having that meaning set forth in Section 6.14(e).
“Closing Pro Forma NAV” shall having that meaning set forth in Section 6.14(e).
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Company” shall have the meaning set forth in the Preamble.
“Company Adverse Recommendation Change” shall have the meaning set forth in Section 6.3(b).
“Company Board” shall have the meaning set forth in the Recitals.
“Company Common Stock” shall have the meaning set forth in the Recitals.
“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.
“Company Fundamental Representations” shall have the meaning set forth in Section 7.2(a).
“Company IPR” shall mean all Intellectual Property Rights owned, in whole or part, by the Company or its Subsidiaries.
“Company Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) the ability of the Company to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether a Company Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company, any of its Subsidiaries, or any of the Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the fair value, price or trading volume of the Company’s or any of the Portfolio Companies’ securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (v) any failure by the Company or any of the Portfolio Companies to meet published analyst estimates or expectations of the Company’s or such Portfolio Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vi) any failure by the Company, any of its Subsidiaries, or any Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God, natural disasters, epidemic, pandemic or disease outbreak (including the COVID-19 virus); (viii) the negotiation, existence, announcement of this Agreement or the performance of the transactions contemplated by this Agreement, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any Portfolio Companies or any customers, suppliers, distributors, partners or employees of the Company and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of the Company, any of its Subsidiaries or any Portfolio Company, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by Parent regarding the plans or intentions of Parent with respect to the conduct of the business of the Company or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein; (ix) any action taken by the Company, any of its Subsidiaries, any Portfolio Company, in each case which is required or permitted by or resulting from or arising in connection with this Agreement; and (x) any actions taken at the express written request of Parent; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which the Company and its Subsidiaries operate.
“Company Material Contract” shall have the meaning set forth in Section 3.15(a).
“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company adopt this Agreement.
“Company Related Parties” shall have the meaning set forth in Section 8.3(d).
“Company SEC Documents” shall have the meaning set forth in Section 3.6(a).
“Company Stockholder Approval” shall have the meaning set forth in Section 3.19.
“Company Stockholders’ Meeting” shall have the meaning set forth in Section 6.3(b).
“Company Strategic Review Committee” shall have the meaning set forth in the Recitals.
“Company Termination Fee” shall mean $2,937,938.00.
“Company’s Bylaws” shall have the meaning set forth in Section 3.1.
“Company’s Charter” shall have the meaning set forth in Section 3.1.
“Company Data” shall mean the Company and Subsidiaries proprietary or confidential data, including customer data and Personal Data owned, controlled, processed or otherwise held by the Company and its Subsidiaries.
“Company Investment Adviser” shall mean The Tokarz Group Advisers LLC.
“Company Investment Advisory Agreement” shall mean the agreement entered into by the Company Investment Adviser with the Company for the purpose of providing investment advisory or investment management services.
“Competing Proposal” shall have the meaning set forth in Section 6.6(g)(i).
“Confidentiality Agreement” shall mean the mutual nondisclosure agreement, effective as of June 3, 2020, between Parent, the Parent External Adviser and the Company.
“Consent” shall have the meaning set forth in Section 3.4.
“Contract” shall mean any written agreement, contract, subcontract, lease, sublease, investment advisory agreement, administration agreement, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment or other agreement.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person. The terms “Controlling” and “Controlled” shall have correlative meanings.
“Control Investment” shall mean any company (i) the voting securities of which the Company beneficially owns, either directly or through one or more controlled companies, more than 25%, (ii) that the Company is otherwise deemed to “control” under Section 2(a)(9) of the Investment Company Act or (iii) is otherwise set forth on Section A-4 of the Company Disclosure Letter. Each Control Investment of the Company and its Subsidiaries as of the date hereof is scheduled on Section A-4 of the Company Disclosure Letter.
“Cut-off Time” shall mean 5:00 p.m. (New York, New York time) on the second Business Day immediately preceding the date of this Agreement.
“D&O Indemnified Parties” shall have the meaning set forth in Section 6.7(a).
“DGCL” shall have the meaning set forth in the Recitals.
“Dissenting Shares” shall have the meaning set forth in Section 2.3.
“Effective Time” shall have the meaning set forth in Section 1.3(b).
“Environmental Laws” shall mean all applicable and legally enforceable Laws relating to pollution or protection of the environment, including Laws relating to Releases of Hazardous Materials and the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials, including the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Safe Drinking Water Act (42 U.S.C. §3000(f) et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §2701 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), the Endangered Species Act of 1973 (16 U.S.C. §1531 et seq.), and other similar state and local statutes, in effect as of the date hereof.
“Equity Governing Documents” shall mean, with respect to an Acquired Equity Interest, the certificate or articles of incorporation, certificate of formation or partnership, limited liability company or partnership agreement, stockholders agreement, option or warrant agreement, registration rights agreement, buy-sell arrangement and any other document that governs or otherwise affects the terms of any Acquired Equity Interest (together with all modifications, amendments and supplements thereto and waivers, extensions, cancellations and releases thereunder).
“Equity Interest Schedule” shall mean the schedule attached hereto as Section A-6 of the Company Disclosure Letter, which identifies (i) each share of common or preferred stock, limited liability company or limited partnership interest, or option or warrant to acquire any share of common or preferred stock, limited liability company or limited partnership interest of a Portfolio Company; (ii) the issuer of such Acquired Equity Interest and (iii) any undrawn commitments with respect to each Acquired Equity Interest.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” shall mean any corporation or trade or business (whether or not incorporated) which is treated with any other Person as a single employer within the meaning of Section 414 of the Code.
“Estimated October 31 RIC Tax Schedule” shall have the meaning set forth Section 6.14(e)(v).
“Estimated RIC Tax Schedule” shall having that meaning set forth in Section 6.14(e).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Agent” shall have the meaning set forth in Section 2.2(a).
“Exchange Fund” shall have the meaning set forth in Section 2.2(a).

“Exchange Ratio” shall have the meaning set forth in Section 2.1(a)(ii).
“Existing Credit Facilities” shall mean the credit facilities under the following credit agreements: (i) that certain Secured Revolving Credit Agreement, dated July 31, 2013, among the Company and Branch Banking and Trust Company and (ii) that certain Credit and Security Agreement, dated January 29, 2019, by and between the Company, certain Subsidiary guarantors, the lenders from time to time party thereto and People’s United Bank, National Association, as agent, each as amended from time to time.
“Existing Notes” shall mean the 6.25% senior notes due November 30, 2022 in the initial principal amount of $115,000,000 issued pursuant to the Existing Notes Indenture.
“Existing Notes Indenture” shall mean that certain Indenture dated as of February 26, 2013, by and between the Company and U.S. Bank National Association, as amended pursuant to the Second Supplemental Indenture, dated as of November 15, 2017.
“Expenses” shall mean, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Joint Proxy Statement and Form N-14, the filing of any required notices under the HSR Act or other Antitrust Laws, or in connection with other regulatory approvals, and all other matters related to the Merger, the Parent Stock Issuance, and the other transactions contemplated by this Agreement up to an amount not to exceed $1,175,175.00.
“FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977.
“Final October 31 RIC Tax Schedule” shall have the meaning set forth Section 6.14(e)(v).
“Final RIC Tax Schedule” shall having that meaning set forth in Section 6.14(e).
“First Step” shall have the meaning set forth in the Recitals.
“First Step Certificate of Merger” shall have the meaning set forth in Section 1.3(a).
“First Step Effective Time” shall have the meaning set forth in Section 1.3(a).
“First Step Surviving Corporation” shall have the meaning set forth in the Recitals.
“Forecasts” shall have the meaning set forth in Section 4.28.
“Form N-14” shall have the meaning set forth in Section 3.7.
“GAAP” shall mean the United States generally accepted accounting principles, consistently applied in accordance with past practice.
“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.
“Hazardous Materials” shall mean all hazardous or toxic substances, materials or wastes, pollutants or contaminants defined as such by, or regulated as such under, any Environmental Laws.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
“ICTI” shall mean “investment company taxable income” within the meaning of Section 852(b) of the Code.
“Indebtedness” shall mean (i) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured, (ii) any indebtedness evidenced by a note, bond, debenture or other Security or similar instrument, (iii) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations or other financial agreements or arrangements entered into for the purpose of limiting or managing interest rate risks, (iv) any capitalized lease obligations, (v) all obligations of any Person as an account party in respect of letters of credit, surety bond, performance bonds, bankers acceptances or similar obligations or instruments, in each case, to the extent drawn, (vi) any indebtedness secured by a Lien on such Person’s assets, (vii) guarantees, endorsements and assumptions in respect of any of the foregoing clauses (i) through (vi) and (viii) all principal, accrued and unpaid interest, fees, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses, breakage costs, “make-whole amounts”, indemnity and expense reimbursement obligations and other monetary obligations in connection therewith in respect of the items described in the foregoing clauses (i) through (vii).
“Independent Accounting Firm” shall having that meaning set forth in Section 6.14(e)(v).
“Inquiry” shall have the meaning set forth in Section 6.6(a).
“Intellectual Property Rights” shall have the meaning set forth in Section 3.13(a).
“Intended Tax Treatment” shall have the meaning set forth in Section 6.14(a).
“Intervening Event” shall mean a material event, occurrence, development or change in circumstances with respect to the Company and its Subsidiaries, taken as a whole, that occurred or arose after the date of this Agreement, which was unknown to, nor reasonably foreseeable by, the Company Board as of the date of this Agreement and becomes known to or by the Company Board prior to the time the Company Stockholder Approval is obtained; provided, however, that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof; and (ii) changes in the market price or trading volume of the Company Common Stock or meeting or exceeding any Forecasts (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (ii)).
“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.
“IRS” shall mean the United States Internal Revenue Service.
“Joint Proxy Statement” shall have the meaning set forth in Section 3.7.
“Knowledge” shall mean (i) with respect to the Company, the actual knowledge of those natural Persons set forth in Section A-1 of the Company Disclosure Letter, after reasonable inquiry by such Person, (ii) with respect to Parent, the actual knowledge of those natural Persons set forth in Section A-2 of the Parent Disclosure Letter, after reasonable inquiry by such Person and (iii) with respect to the Parent External Adviser, the actual knowledge of those natural Persons set forth in Section A-3 of the Parent Disclosure Letter, after reasonable inquiry by such Person.
“Law” shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.
“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests, charges, bailments (in the nature of a pledge or for purposes of security), deeds of trust, easements, options, rights of first refusal or first offer, rights of way, licenses, deeds of restriction, leases, encroachments, other transfer restrictions thereon or servitudes of any kind.
“made available” shall mean, with respect to any document or other information, such document or other item of information was filed with the SEC or included in the virtual data room established by the Company or Parent, as the case may be, in connection with the Merger or the other transactions contemplated by this Agreement, in each case at least one (1) Business Day prior to the date of this Agreement.
“Merger” shall have the meaning set forth in the Recitals.
“Merger Consideration” shall have the meaning set forth in Section 2.1(a)(ii).
“MGCL” shall have the meaning set forth in the Recitals.
“NAV” shall mean, with respect to the Company or Parent, net asset value (within the meaning of the Investment Company Act) of the applicable entity, as determined in good faith consistent with past practice by such entity (i.e., the Company determines its NAV and Parent determines its NAV).

“Net Capital Gain” shall mean “net capital gain” within the meaning of Section 1222(11) of the Code.
“Notice of Adverse Recommendation” shall have the meaning set forth in Section 6.6(d)(i).
“Notice of Superior Proposal” shall have the meaning set forth in Section 6.6(d)(ii).
“NYSE” shall mean the New York Stock Exchange.
“October 31 Pro Forma ICTI” shall have the meaning set forth Section 6.14(e)(v).
“October 31 Pro Forma NAV” shall have the meaning set forth Section 6.14(e)(v).
“October 31 Tax Return” shall have the meaning set forth Section 6.14(e)(v).
“Order” shall mean any decree, order, judgment, injunction, temporary restraining order or other order in any Proceeding by or with any Governmental Authority.
“Parent” shall have the meaning set forth in the Preamble.
“Parent Below-NAV Issuance” shall have the meaning set forth in the Recitals.
“Parent Board” shall have the meaning set forth in the Recitals.
“Parent Common Stock” shall have the meaning set forth in Section 2.1(a)(ii).
“Parent Data” shall mean Parent and its Subsidiaries proprietary or confidential data, including customer data and Personal Data owned, controlled, processed or otherwise held by Parent and its Subsidiaries.
“Parent Disclosure Letter” shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.
“Parent External Adviser” shall have the meaning set forth in the Preamble.
“Parent External Adviser Documents” shall mean Parent External Adviser’s articles of formation, as amended to date, as currently in effect, together with the Parent External Adviser’s limited liability company agreement.
“Parent External Adviser Permits” shall have the meaning set forth in Section 5.4(a).
“Parent Forecasts” shall have the meaning set forth in Section 3.29.
“Parent Fundamental Representations” shall have the meaning set forth in Section 7.3(a).
“Parent Investment Advisory Agreement” shall mean the agreement entered into by the Parent External Adviser with Parent for the purpose of providing investment advisory or investment management services.
“Parent Investment Advisory Agreement Amendment” shall have the meaning set forth in Section 4.20.
“Parent IPR” shall mean all Intellectual Property Rights owned (or purported to be owned), in whole or part, by or exclusively licensed to the Parent or its Subsidiaries.
“Parent Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would, individually or in the aggregate, have or would reasonably be expected to have a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (2) the ability of Parent to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that none of the following shall constitute or be taken into account in determining whether a Parent Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist, with respect to clause (1) above: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which Parent or its Subsidiaries operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the fair value, price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (v) any failure by Parent to meet published analyst estimates or expectations of Parent’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vi) any failure by Parent to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God, natural disasters, epidemic, pandemic or disease outbreak (including the COVID-19 virus); (viii) the negotiation, existence, announcement of this Agreement or the performance of the transactions contemplated by this Agreement, including (A) the initiation of litigation by any Person with respect to this Agreement or the transactions contemplated hereby, (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any customers, suppliers, distributors, partners or employees of Parent and its Subsidiaries or (C) any loss or diminution of rights or privileges (including any redemption or repayment of investments), or any creation of, increase in or acceleration of obligations, pursuant to any Contract or otherwise, on the part of Parent or any of its Subsidiaries, in each case due to the negotiation, announcement, existence or performance of this Agreement or the identity of the parties to this Agreement (or any communication by the Company regarding the plans or intentions of the Company with respect to the conduct of the business of Parent or any of its Subsidiaries), or the consummation of the transactions contemplated hereby, including compliance with the covenants set forth herein; (ix) any action taken by Parent or any of its Subsidiaries, in each case which is required or permitted by or resulting from or arising in connection with this Agreement and (x) any actions taken at the express written request of the Company; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on Parent and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.
“Parent Material Contract” shall have the meaning set forth in Section 4.16(a).
“Parent Organizational Documents” shall mean the articles of incorporation and bylaws, each as amended to date, of each of Parent and Acquisition Sub.
“Parent Recommendation” shall mean the recommendation of the Parent Board that the stockholders of Parent approve the Parent Stock Issuance.
“Parent Related Parties” shall have the meaning set forth in Section 8.3(d).
“Parent SEC Documents” shall have the meaning set forth in Section 4.6(a).
“Parent Stock Issuance” shall have the meaning set forth in the Recitals.
“Parent Stockholder Approval” shall have the meaning set forth in Section 4.20.
“Parent Termination Fee” shall mean $4,700,701.00.
“Parent Trading Plan” shall have the meaning set forth in Section 6.20.
“Payoff Letter” shall have the meaning set forth in Section 6.13.
“Permit” shall mean any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Authority.
“Permitted Lien” shall mean (i) any Lien for Taxes not yet due and payable, being contested in good faith by appropriate proceedings by the Company or any Subsidiary and for which adequate accruals or reserves have been established, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such leased real property and which are not violated by the current use and operation of such leased real property or the operation of the business of the Company and its Subsidiaries, (v) with respect to all leased real property, all Liens encumbering the interest of the fee owner or any superior lessor, sublessor or licensor, (vi) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or incurred in the ordinary course of business since the date of the most recent annual report on Form 10-K filed with the SEC by the Company and Liens securing indebtedness or liabilities that have otherwise been disclosed to Parent in writing, (vii) such Liens or other imperfections of title, if any, that do not have a Company Material Adverse Effect, Parent Material Adverse Effect or Adviser Material Adverse Effect (as applicable), including Liens for any supplemental Taxes or assessments not shown by the public records, (viii) Liens disclosed on existing title reports or existing surveys, (ix) Liens securing acquisition financing with respect to the applicable asset, including refinancing thereof, (x) Lien described in Appendix A to the Company Disclosure Letter or the Parent Disclosure Letter (as applicable), (xi) in the case of Intellectual Property Rights, third party license agreements entered into in the ordinary course of business, (xii) any other Liens that will be release on or prior to the Closing Date, and (xiii) the replacement, extension or renewal of any of the foregoing.
“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.
“Personal Data” shall mean any information relating to an identified or identifiable natural person including (i) a natural person’s name, street address, telephone number, email address, photograph, passport number, credit card number, bank information, or account number, and (ii) any other piece of non-publicly available information that allows the identification of such natural person or is otherwise considered personally identifiable information or personal information under Applicable Law.
“Portfolio Company” shall mean any entity in which the Company or any of its Subsidiaries has made, makes or proposes to make a Portfolio Investment.
“Portfolio Investment” shall mean any debt or equity investment (including any guarantee) that is or would be reflected in the Company’s Schedule of Investments included in the Company’s quarterly or annual reports.
“Proceeding” shall mean an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative, by or before a Governmental Authority.
“Regulatory Documents” shall mean, with respect to a Person, all forms, reports, registration statements, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable Securities Laws or the applicable rules and regulations of any United States or foreign governmental or non-governmental self-regulatory organization, agency or authority.
“Release” shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or real property.
“Reorganization” shall have the meaning set forth in Section 6.14(a).
“Representative” shall mean, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, agents, accountants, counsel, financial advisors, consultants and other advisors or representatives.
“RIC” shall have the meaning set forth in Section 3.14(k).
“RIC Tax Liability” shall mean any Tax liability imposed on the Company under Section 852(b)(3)(A) of the Code (or any corresponding provision in any state or local Tax law) in connection with Net Capital Gain that is deemed distributed to shareholders of the Company pursuant to an election made under Section 852(b)(3)(D) of the Code (or any corresponding election pursuant to any state or local Tax law) with respect to the taxable year of the Company ending on October 31, 2020 and/or the taxable period of the Company ending on the Closing Date, as determined based on the Final October 31 RIC Tax Schedule or Final RIC Tax Schedule, as applicable.
“SDAT” shall have the meaning set forth in Section 1.3(b).
“SEC” shall mean the United States Securities and Exchange Commission.

“Security Holdings” shall have the meaning set forth in Section 3.26(f).
“Security Holdings Stockholders Agreement” shall have the meaning set forth in Section 3.26(f).
“Second Step” shall have the meaning set forth in the Recitals.
“Second Step Articles of Merger” shall have the meaning set forth in Section 1.3(b).
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Laws” shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, Blue Sky Laws, all similar foreign securities laws, and the rules and regulations promulgated thereunder.
“Security” shall mean, with respect to any Person, any series of common stock, preferred stock and any other equity securities or capital stock of such Person (including interests convertible into or exchangeable or exercisable for any equity interest in any such series of common stock, preferred stock, and any other equity securities or capital stock of such Person), however described and whether voting or non-voting.
“Share Consideration” shall have the meaning set forth in Section 2.1(a)(i).
“Subsidiary” shall mean, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP.
“Superior Proposal” shall have the meaning set forth in Section 6.6(g)(ii).
“Surviving Corporation” shall have the meaning set forth in the Recitals.
“Takeover Statutes” shall have the meaning set forth in Section 3.18.
“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, assessments, obligations and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority or Taxing Authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, alternative or add-on minimum, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes.
“Tax Dividend” shall mean a dividend or dividends, with respect to any applicable tax year or period, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) ICTI (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code and (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code.
“Tax Returns” shall mean returns, forms, statements, schedules, reports, claims for refund, information statements or other documents, including any amendment, schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other Governmental Authority or Taxing Authority.
“Taxing Authority” shall mean any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.
“Termination Date” shall have the meaning set forth in Section 8.1(b)(i).
“Third Party” shall mean any Person or group of Persons other than Parent, Acquisition Sub and their respective Affiliates.
“TTGA” shall have the meaning set forth in Section 6.25.

Final Form
Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MVC CAPITAL, INC.
1. Name. The name of the Corporation is MVC Capital, Inc.
2. Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, DE 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.
3. Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.
4. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is One Hundred (100) shares, all of which are of one class and are designated as Common Stock and each of which has a par value of $0.01. Except as otherwise provided by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall have one vote, and the Common Stock shall vote together as a single class.
5. Bylaws. The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.
6. Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.
7. Right to Amend. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.
8. Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 9 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.
9. Business Combinations with Interested Stockholders. The Corporation elects not to be governed by Section 203 of the Delaware General Corporation Law.

Exhibit A-1
EURO Investment FX Adjustment
					€ / $
				7/31/2020	1.1771
Reference Rates				7/30/2020	1.1847
		4/30	7/31 Average	7/29/2020	1.1792
	€ / $	1.0955	1.17756	7/28/2020	1.1716
				7/27/2020	1.1752
				Average	1.17756

MVC Automotive			EURO
		4/30 Valuation @ 1.0955	7/31 Average Valuation @ 1.17756
Euro Investment Value		20,687,786	20,687,786
$ Investment Value		22,663,470	24,361,110
$ Debt		8,454,470	8,454,470
$ Equity		14,209,000	15,906,640

$ Value Adjustment			1,697,640
Security Holdings		EURO
	4/30 Valuation @ 1.0955	7/31 Average Valuation @ 1.17756
Euro Investment Value	29,065,419	29,065,419
$ Investment Value	31,841,166	34,226,274
$ Debt	13,907,166	13,907,166
$ Equity	17,934,000	20,319,108
$ Letter of Credit	(184,712)	(198,548)

$ Value Adjustment		2,371,272

TOTAL FX Linked Adjustment		4,068,912

Exhibit B

OCTOBER 31 PRO FORMA NAV SCHEDULE
A)	Net Asset Value based on last formal monthly close:
B)	Adjustments[1]:
1)	Estimated Income accruals from last monthly close through 10/31/2020
2)	Estimated expenses from last monthly close through 10/31/2020 (include estimated merger expenses through that date)
3)	Estimated transactions from last monthly close through 10/31/2020 versus previous mark to estimate realized gain or loss and change in unrealized appreciation (depreciation)
4)	Update current marks for current F/X rates
5)	Estimated Dividends Paid, if any
C)	Proforma 10/31/2020 NAV[2]:
1 - An excel tab will be included for each adjustment category which will provide detail behind the adjustment
2 - Proforma NAV will not include an estimate of valuation changes from the 10/31/2020 valuation process

Exhibit C

OCTOBER 31 PRO FORMA ICTI SCHEDULE
ICTI
A)	Estimated Undistributed ICTI based on the August 31, 2020 tax provision prepared by the Company’s fund administrator and reviewed by Company's tax return preparer:
B)	Adjustments to the August 31, 2020 provision[1]:
1)	Estimated book net operating income through 10/31/2020 (include estimated merger expenses through that date)
2)	Estimated book to tax differences related to book net operating income through 10/31/2020
3)	Estimated taxable ordinary income or losses from portfolio company transactions through 10/31/2020
4)	Estimated dividends paid through 10/31/2020, if any
5)	Estimated GILTI tax inclusion for FY 2020
6)	Estimated dividends to be paid, if any
C)	Estimated proforma undistributed ICTI for 10/31/2020
Undistributed Net Capital Gain and RIC Tax Liability
A)	Estimated Undistributed Net Capital Gain based on the August 31, 2020 tax provision prepared by the Company’s fund administrator and reviewed by Company's tax return preparer:
B)	Adjustments to the August 31, 2020 provision[1]:
1)	Estimated taxable net capital gains (losses) from portfolio company transactions through 10/31/2020
2)	Estimated capital gains dividends paid, if any
C)	Estimated proforma undistributed Net Capital Gains (Losses) for 10/31/2020
D)	Deemed Distribution Required based on Estimated proforma undistributed Net Capital Gains (Losses) for 10/31/2020
E)	Estimated Federal Income payable on the shareholders behalf
1 - An excel tab will be included for each adjustment category which will provide detail behind the adjustment

Exhibit D

CLOSING PRO FORMA NAV SCHEDULE
A)	Net Asset Value based on last formal monthly close:
B)	Adjustments[1]:
1)	Estimated Income accruals from last monthly close through Closing Cut-off Time
2)	Estimated expenses from last monthly close through Closing Cut-off Time (include estimated merger expenses through that date)
3)	Estimated transactions from last monthly close through Closing Cut-off Time versus previous mark to estimate realized gain or loss and change in unrealized appreciation (depreciation)
4)	Update current marks for current F/X rates
5)	Estimated Dividends Paid, if any
C)	Proforma Closing Cut-off Time NAV[2]:
1 - An excel tab will be included for each adjustment category which will provide detail behind the adjustment
2 - Proforma NAV will not include an estimate of valuation changes since the last quarterly valuation process

Exhibit E

CLOSING PRO FORMA ICTI
ICTI
A)	Calculations[1]:
1)	Estimated book net operating income from 11/1/2020 through Effective Time (include estimated merger expenses through that date)
2)	Estimated book to tax differences related to book net operating income from 11/1/2020 through
3)	Estimated taxable ordinary income or losses from portfolio company transactions from 11/1/2020 through Effective Time
4)	Estimated dividends paid from 11/1/2020 through Effective Time, if any
5)	Other estimated potential adjustments (GILTI, MVC PE Fund Schedule K-1, etc.)[2]
B)	Estimated proforma undistributed ICTI from 11/1/2020 through Effective Time
Undistributed Net Capital Gain and RIC Tax Liability
A)	Calculations[1]:
1)	Estimated taxable net capital gains (losses) from portfolio company transactions from 11/1/2020 through Effective Time
2)	Estimated capital gains dividends paid from 11/1/2020 through Effective Time, if any
B)	Estimated proforma undistributed Net Capital Gains (Losses) from 11/1/2020 through Effective Time
C)	RIC Tax Liability based on Estimated proforma undistributed Net Capital Gains (Losses) from 11/1/2020 through Effective Time
1 - An excel tab will be included for each adjustment category which will provide detail behind the adjustment
2 - Other estimated adjustments are to be determined based on discussion with tax advisers

Exhibit F
TERMS OF CREDIT SUPPORT AGREEMENT
Summary Term Sheet—Credit Support Agreement
Issuer	[Affiliate of Barings LLC]
Policy holder	[Affiliate of Barings BDC, Inc.]
Maximum obligation	$23,000,000
Upfront fee	None
Effective date	[Date of transaction close between Barings BDC, Inc. and MVC Capital]
Designated settlement / payment date	The earlier of [January 1, 2031] or the time at which the entire Reference Portfolio has been realized or written off
Reference portfolio	• Investments acquired from MVC Capital (“Reference Portfolio”) [held in the [legal entity]]
○ [#] of Non-control/Non-affiliated investments
○ [#] of Affiliate investments
○ [#] of Control investments
○ See schedule in [Appendix] [To include a detailed list of the loan/equity details for each portfolio company]
•
Investments that are restructured, amended, extended or otherwise modified (including to new securities) will continue to be included in the Reference Portfolio until such time as these investments are realized or written off entirely

Reference portfolio value	Aggregate purchase price of Reference Portfolio of $[ ]
Obligation basis	Change in the market value of the Reference Portfolio
Calculation of obligation	• Net cumulative unrealized and realized gains/losses of the Reference Portfolio from the Effective Date to the calculation date (“CSA Account Value”)
• In the event the CSA Account Value is positive, no obligation will exist
• As defined above, the maximum obligation shall be $23,000,000
○ For the avoidance of doubt, if the CSA Account Value is less than negative $23,000,000, any losses in excess of this amount shall be borne by the Policy Holder
Reporting	• Policy Holder shall submit detailed calculation of CSA Account Value no later than [30] days following each measurement period
•
In the event of a realization, restructuring, amendment, extension or other modification of an investment in the Reference Portfolio, Policy Holder shall submit [reference documentation] within [30] days following such event

Settlement mechanics	On the Designated Settlement date, following the final calculation of the CSA Account Value, the Issuer will make a cash payment to the Policy Holder

ANNEX B – AMENDED AND RESTATED ADVISORY AGREEMENT
AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
BETWEEN BARINGS BDC, INC.
~~TRIANGLE CAPITAL CORPORATION~~
AND
BARINGS LLC
AGREEMENT, dated as of ~~August 2, 2018~~[•], 202[0], between ~~Triangle Capital Corporation~~Barings BDC, Inc., a Maryland corporation (the “Company”), and Barings LLC, a Delaware limited liability company (the “Adviser”).
~~WHEREAS, the Company is a non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);~~
~~WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);~~
WHEREAS, the ~~Company desires to retain~~Adviser and the Company are party to that certain investment advisory agreement dated as of August 2, 2018, pursuant to which the Adviser ~~to provide~~agreed to furnish investment advisory services to the Company ~~in~~(the ~~manner and on the terms and conditions hereinafter set forth~~”Original Agreement”); and
WHEREAS, the ~~Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter~~Company and the Adviser desire to amend and restate the Original Agreement in its entirety as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and ~~the covenants hereinafter contained and~~ for other good and valuable consideration, the ~~receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:~~parties hereby agree that, effective as of January 1, 2021, this Agreement shall supersede the Original Agreement (and the Original Agreement shall be deemed of no further force and effect whatsoever):
1. ~~In General.~~
In General. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Company with respect to the investment of the Company’s assets and to supervise and arrange for the day-to-day operations of the Company and the purchase of assets for and the sale of assets held in the investment portfolio of the Company.
2. Duties and Obligations of the Adviser with Respect to Investment of Assets of the Company.
(a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Company’s board of directors (the “Board of Directors”), the Adviser shall act as the investment adviser to the Company and shall manage the investment and reinvestment of the assets of the Company. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, close, service and monitor the investments that the Company makes; (iv) determine the securities and other assets that the Company will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Nothing contained herein shall be construed to restrict the Company’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Company’s shares.
(b) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the “1940 Act~~,~~”), and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Company; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and the Bylaws of the Company, as such documents may be amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Company as set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time by the Board of Directors of the Company; and (v) any policies and determinations of the Board of Directors of the Company and provided in writing to the Adviser.
(c) The Adviser will provide significant managerial assistance to those portfolio companies of the Company that the Company agrees to provide such services to as required by the 1940 Act.
(d) The Adviser may engage one or more investment advisers (each, a “Sub-Adviser”) which are registered under the Investment Advisers Act of 1940 (the “Advisers Act”) to act as sub-advisers to provide the Company certain services set forth in Section 2(a) of this Agreement, all as shall be set forth in a written contract (each, a “Sub-Advisory Agreement”) to which the Company and the Adviser shall be parties, which Sub-Advisory Agreement shall be subject to approval by the vote of a majority of the members of the Board of Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, any sub-adviser, or of the Company (each, a “Non-Interested Director”), cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of the Company and otherwise consistent with the terms of the 1940 Act. The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly to any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.
(e) The Adviser will maintain all books and records with respect to the Company’s securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the administrator to the Company (the “Administrator”) under the administration agreement ~~to be~~ entered into by and between the Company and the Administrator ~~concurrent herewith~~ (the “Administration Agreement”)~~)~~, or by the Company’s custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement.
(f) All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:
(i) organizational and offering expenses;
(ii) fees and expenses incurred in valuing the Company’s assets and computing its net asset value (including the cost and expenses of any independent valuation firm);
(iii) the fees and expenses incurred by the Company or payable to third parties, including lawyers, accountants, auditors, agents, consultants or other advisors, in connection with the Company’s financial, accounting and legal affairs and in monitoring the Company’s investments and performing due diligence on the Company’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments, including expenses related to unsuccessful portfolio acquisition efforts;
(iv) all fees, costs and expenses of money borrowed by the Company, including principal, interest and the costs associated with the establishment and maintenance of any credit facilities, other financing arrangements, or other indebtedness of the Company, if any (including commitment fees, accounting and legal fees, closing and other costs);
(v) offerings of the Company’s common stock and other securities;

(vi) investment advisory and management fees payable under Section 6 of this Agreement;
(vii) administration fees;
(viii) transfer agent and custody fees and expenses;
(ix) federal and state registration fees;
(x) all costs of registration and listing the Company’s securities on any securities exchange;
(xi) federal, state and local taxes;
(xii) Non-Interested Directors’ compensation, fees and expenses;
(xiii) costs of preparing and filing reports or other documents required by the SEC or other regulators;
(xiv) costs of any reports, proxy statements or other notices to stockholders, including printing costs;
(xv) costs of holding stockholder meetings;
(xvi) the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums, including independent director liability policies;
(xvii) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
(xviii) all third-party legal, expert and other fees, costs and expenses relating to any actions, proceedings, lawsuits, demands, causes of action and claims, whether actual or threatened, made by or against the Company, or which the Company is authorized or obligated to pay under applicable law or its governing agreements or by the Board of Directors;
(xix) subject to Section 7 below, any judgment or settlement of pending or threatened proceedings (whether civil, criminal or otherwise) against the Company, or against any trustee, director, partner, member or officer of the Company in his or her capacity as such for which the Company is required to indemnify such trustee, director, partner, member or officer by any court or governmental agency, or settlement of pending or threatened proceedings;
(xx) all travel and related expenses of directors, officers, managers, agents and employees of the Company and the Adviser, incurred in connection with attending meetings of the Board of Directors or holders of securities of the Company or performing other business activities that relate to the Company, including travel and related expenses incurred in connection with the purchase, consideration for purchase, financing, refinancing, sale or other disposition of any investment or potential investment of the Company; provided, however, that the Company shall only be responsible for (A) a proportionate share of such expenses, as determined by the Adviser in good faith, where such expenses were not incurred solely for the benefit of the Company, and (B) expenses incurred in accordance with the Company’s travel expense reimbursement policies;
(xxi) all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board of Directors to or on account of holders of the securities of the Company, including in connection with any dividend reinvestment plan or direct stock purchase plan;
(xxii) all fees, costs and expenses related to (A) the design and maintenance of the Company’s web site or sites and (B) the Company’s allocable share of costs associated with technology-related expenses, including any computer software or hardware, electronic equipment or purchased information technology services from third-party vendors or affiliates of the Adviser that is used for the Company, technology service providers and related software/hardware utilized in connection with the Company’s investment and operational activities;

(xxiii) all fees, costs and expenses incurred with respect to market information systems and publications, research publications and materials, and settlement, clearing and custodial fees and expenses; provided, however, that the Company shall only be responsible for a proportionate share of such expenses, as determined by the Adviser in good faith, where such expenses were not incurred solely for the benefit of the Company; and
(xxiv) all other non-investment advisory expenses incurred by the Company or the Administrator in connection with administering the Company’s business (including payments under the Administration Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs).
(g) The Adviser shall give the Company the benefit of its professional judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Company in connection with the matters to which this Agreement relates, provided, that the foregoing exculpation shall not apply to a loss resulting from fraud, willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided further, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.
(h) The Adviser is hereby authorized, on behalf of the Company and at the direction of the Board of Directors pursuant to delegated authority, to possess, transfer, mortgage, pledge or otherwise deal in, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, the Company’s investments and other property and funds held or owned by the Company, including voting and providing consents and waivers with respect to the Company’s investments and exercising and enforcing rights with respect to any claims relating to the Company’s investments and other property and funds, including with respect to litigation, bankruptcy or other reorganization. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments or obtain financing on behalf of the Company through a special purpose vehicle, the Adviser shall have the authority to create, or arrange for the creation of, such special purpose vehicle and to make investments or obtain financing through such special purpose vehicle in accordance with applicable law. In addition, the Adviser may, directly or through an affiliate, provide, or arrange for a third party to provide, a guarantee, surety or other credit enhancement or credit support arrangement (collectively, a “Credit Support Arrangement”) with respect to one or more of the Company’s investments, subject to the oversight and approval of the Board of Directors;
(i) The Adviser will place orders either directly with the issuer or with any broker or dealer in connection with making investments on the Company’s behalf hereunder. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Company and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long term, subject to review by the Board of Directors of the Company from time to time with respect to the extent and continuation of such practice to determine whether the Company benefits, directly or indirectly, from such practice.

(j) The Company also grants to the Adviser the power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.
(k)~~(j)~~ The Adviser will provide to the Board of Directors such periodic and special reports as it may reasonably request.
3. Services Not Exclusive.
Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, whether or not the investment objectives or policies of any such other person, firm, or corporation are similar to those of the Company, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will not undertake, and will cause its employees not to undertake, activities which, in its reasonable judgment, will adversely affect the performance of the Adviser’s obligations under this Agreement.
4. Confidentiality.
The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation. Notwithstanding the foregoing, the Company hereby consents and authorizes the Adviser and its affiliates to use and disclose confidential information relating to the Company in connection with (a) the preparation of performance information relating to the Company and (b) in connection with any contemplated sale of the outstanding equity or assets of the Adviser, Administrator, or any person who may be deemed to “control” either of the Adviser or the Administrator, in each case within the meaning of the 1940 Act.
5. Expenses.
During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or directors of the Company who are affiliated persons (as defined in the 1940 Act) of the Adviser.
6. Compensation of the Adviser.
The Adviser, for its services to the Company, will be entitled to receive a management fee (the “Base Management Fee”) and an incentive fee (“Incentive Fee”) from the Company.
(a) The Base Management Fee will be calculated based on the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, at an annual rate of ~~1.0% for the period commencing on the date of this Agreement through December 31, 2018; 1.125% for the period commencing on January 1, 2019 through December 31, 2019; and 1.375% for all periods thereafter~~1.25%. The Base Management Fee is payable quarterly in arrears on a calendar quarter basis. The Base Management Fee will be calculated based on the average value of the Company’s gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. Base Management Fees for any partial month or quarter will be appropriately pro-rated.

(b) The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on the Company’s income (such fee referred to herein as the “ Income-Based Fee”) and a portion is based on the Company’s capital gains (such fee referred to herein as the “Capital Gains Fee “), each as described below:
~~(b) The Incentive Fee will consist of two parts, as follows:~~
~~(i)  For each quarter from and after the date hereof through December 31, 2019 (the “Pre-2020 Period~~”), the first component of the Incentive Fee (the “~~Income-Based Fee”) will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter for which such fees are being calculated and shall be payable promptly following the filing of the Company’s financial statements for such quarter. In respect of the Pre-2020 Period, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the relevant calendar quarter, minus the Company’s operating expenses for such quarter (including the Base Management Fee, expenses payable under the Administration Agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.~~
(i) ~~(ii) For each quarter beginning on and after January 1, 2020 (the “Post-2019 Period”), the~~The Income-Based Fee will be ~~calculated and payable~~determined and paid quarterly in arrears based on the amount by which (x) the aggregate “Pre-Incentive Fee Net Investment Income ~~for the immediately preceding~~” (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters ~~(or such fewer number of preceding calendar quarters counting each~~beginning with the calendar quarter ~~beginning~~that commences on or after January 1, ~~2020) (each such period shall be referred to as~~2021, as the case may be (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commences on or after January 1, 2021) (in either case, the “Trailing Twelve Quarters”) ~~for which such fees are being calculated and shall be payable promptly following the filing of the Company’s financial statements for such quarter. In respect of the Post-2019 Period~~exceeds (y) the Hurdle Amount (as defined below) in respect of the Trailing Twelve Quarters. The Hurdle Amount will be determined on a quarterly basis, and will be calculated by multiplying 2.0% (8% annualized) by the aggregate of the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including, without limitation, any accrued income that the Company has not yet received in cash and any other fees, such as commitment, origination, structuring, diligence~~, managerial assistance~~ and consulting fees or other fees that the Company receives from portfolio companies) accrued during the ~~relevant Trailing Twelve Quarters~~calendar quarter, minus the Company’s operating expenses ~~for such Trailing Twelve Quarters~~accrued during the calendar quarter (including, without limitation, the Base Management Fee, administration expenses ~~payable under the Administration Agreement,~~and any interest expense and ~~any~~ dividends paid on any issued and outstanding preferred stock, but excluding the ~~Incentive Fee) divided by the number of quarters that comprise the relevant Trailing Twelve Quarters. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income not yet received in cash.~~Income-Based Fee and the Capital Gains Fee). For the avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

~~(iii) Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less senior securities constituting indebtedness and preferred stock) at the end of the calendar quarter for which such fees are being calculated, will be compared to a “hurdle rate”, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 2% per quarter (8% annualized). The Company will pay the Adviser the Income-Based Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:~~
The calculation of the Income-Based Fee for each quarter is as follows:
~~1.~~
(A)
No Income-Based Fee shall be payable to the Adviser in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters does not exceed the Hurdle Amount;

~~a. With respect to the Pre-2020 Period, no Income-Based Fee for any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(i)) does not exceed the hurdle rate;~~
~~b. With respect to the Post-2019 Period, no Income-Based Fee for any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)) does not exceed the hurdle rate;~~
~~2.~~
(B)
100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 2.5% (10% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The Catch-Up Amount is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for the Trailing Twelve Quarters; and

~~a. With respect to the Pre-2020 Period, 100% of the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(i)) for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds the hurdle rate but is less than 2.5% (10% annualized) (the “Pre-2020 Catch-Up Amount”). The Pre-2020 Catch-Up Amount is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(i)) when the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(i)) reaches 2% per quarter (8% annualized);~~
~~b. With respect to the Post-2019 Period, 100% of the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)) with respect to that portion of the Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)), if any, that exceeds the hurdle rate but is less than 2.5% (10% annualized) (the “Post-2019 Catch-Up Amount”). The Post-2019 Catch-Up Amount is intended to provide the Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)) when the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)) reaches 2% per quarter (8% annualized);~~
~~c. With respect to the Pre-2020 Period, 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(i)) for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(i)) for such quarter, if any, that exceeds the Pre-2020 Catch-Up Amount; and~~
~~d. With respect to the Post-2019 Period, 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)) for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income (as defined in Section 6(b)(ii)), if any, that exceeds the Post-2019 Catch-Up Amount.~~

~~provided that, with respect to the Post-2019 Period, the Income-Based Fee paid to the Adviser shall not be in excess of the Incentive Fee Cap. With respect to the Post-2019 Period, the Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Income-Based Fee that was paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.~~
(C)
For any quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income for the Trailing Twelve Quarters exceeds the Catch-Up Amount, the Income-Based Fee shall equal 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for such Trailing Twelve Quarters, as the Hurdle Amount and Catch-Up Amount will have been achieved.

Subject to Section 6(b)(ii) below, the amount of the Income-Based Fee that will be paid to the Adviser for a particular quarter will equal the excess of the aggregate Income-Based Fee so calculated less the aggregate Income-Based Fees that were paid to the Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters.
~~“~~(ii) The Income-Based Fee is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is an amount equal to (a) 20% of the Cumulative Pre-Incentive Fee Net Return~~” means (x) the aggregate net investment income in respect of~~ (as defined below) during the relevant Trailing Twelve Quarters ~~minus~~ less (b) the aggregate Income-Based Fee that were paid to the Adviser in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. For this purpose, “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means (x) Pre-Incentive Fee Net Investment Income in respect of the Trailing Twelve Quarters less (y) any Net Capital Loss, if any, in respect of the ~~relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays~~shall pay no Income-Based Fee to the Adviser ~~for such~~in that quarter. If, in any quarter, the Incentive Fee Cap ~~for such quarter~~ is a positive value but is less than the Income-Based Fee ~~that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap)~~ calculated ~~as described~~in accordance with Section 6(b)(i) above, the Company ~~pays an Income-Based Fee to~~shall pay the Adviser ~~equal to~~ the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap ~~for such quarter~~ is equal to or greater ~~than the Income-Based Fee that is payable to the Adviser for such quarter (before giving effect to the Incentive Fee Cap)~~ calculated ~~as described~~in accordance with Section 6(b)(i) above, the Company ~~pays an Income-Based Fee to~~shall pay the Adviser ~~equal to~~ the Income-Based Fee ~~calculated as described above~~ for such quarter ~~without regard to the Incentive Fee Cap.~~
“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses on the Company’s assets, whether realized or unrealized, in such period and (ii) aggregate capital gains or other gains on the Company’s assets (including, for the avoidance of doubt, the value ascribed to any Credit Support Arrangement in the Company’s financial statements even if such value is not categorized as a gain therein), whether realized or unrealized, in such period.
~~(iv)~~ (iii)The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the calendar year ~~ending~~ended on December 31, 2018, and is calculated at the end of each applicable year by subtracting (1) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Company’s cumulative aggregate realized capital gains, in each case calculated from August 2, 2018 ~~(the “~~Commencement Date”). If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 20% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the calendar year ended on December 31, 2018. If such amount is negative, then there is no Capital Gains Fee payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.
For purposes of this Section 6(b)(~~iv~~iii):
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The cumulative aggregate realized capital losses are calculated as the sum of the differences, if negative, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.
The accreted or amortized cost basis of an investment shall mean~~, with respect to an investment owned by the Company as of the Commencement Date, the fair value of such investment as of the Commencement Date as set forth on Schedule A hereto and, with respect to an investment acquired by the Company subsequent to the Commencement Date,~~ the accreted or amortized cost basis of such investment as reflected in the Company’s financial statements.
7. Indemnification.
The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Adviser. The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of any actions or omissions or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of fraud, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).
8. Duration and Termination.
(a) This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Company, (ii) by the vote of the ~~Company’s~~ Board of Directors, or (iii) by the Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.
(b) This Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Non-Interested Directors in accordance with the requirements of the 1940 Act.
(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

9. Notices.
Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
10. Amendment of this Agreement.
This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.
11. Entire Agreement; Governing Law.
This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.
12. Miscellaneous.
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13. Counterparts.
This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
~~[Remainder of Page Intentionally Left Blank]~~

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.
~~TRIANGLE CAPITAL  CORPORATION~~BARINGS BDC, INC.,
a Maryland corporation

By:	~~/s/ E. Ashton Poole~~
Name:	~~E. Ashton Poole~~Eric Lloyd
Title:	Chief Executive Officer ~~and President~~
BARINGS LLC, a Delaware limited liability company

By:	~~/s/ Eric Lloyd~~
Name:	Eric Lloyd
Title:	Managing Director
~~[Signature Page to Investment Advisory Agreement]~~

~~SCHEDULE A~~
~~FAIR VALUE OF INVESTMENTS AS OF THE COMMENCEMENT DATE~~

ANNEX C – FORM OF CREDIT SUPPORT AGREEMENT
CREDIT SUPPORT AGREEMENT
THIS CREDIT SUPPORT AGREEMENT (this “Agreement”) is dated as of [ ], 2020 and made by Barings LLC (“Barings”) in favor of Barings BDC, Inc. (“BBDC”).
WITNESSTH:
WHEREAS, Barings and BBDC are party to that certain [amended and restated] investment advisory agreement, dated as [ ], pursuant to which the Barings agreed to furnish investment advisory services to BBDC (the “Advisory Agreement”);
WHEREAS, on August 10, 2020, BBDC, Mustang Acquisition Sub, Inc., MVC Capital, Inc. (“MVC”) and Barings entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, BBDC agreed to acquire MVC (the “Transaction”);
WHEREAS, pursuant to the Merger Agreement, Barings and BBDC agreed to enter into a credit support agreement providing for the enhancement of shareholder credit in an aggregate amount of up to $23,000,000 (the “Maximum Obligation”) on substantially the terms set forth in an exhibit to the Merger Agreement; and
WHEREAS, the Transaction closed on the date hereof (the “Effective Date”).
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and the consideration paid to Barings by BBDC under the Advisory Agreement and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
AGREEMENT
Section 1. Credit Support Obligation. Pursuant to Section 2 of this Agreement, Barings unconditionally and irrevocably agrees to waive the Incentive Fee (as defined in and calculated pursuant to the Advisory Agreement) and/or the Base Management Fee (as defined in and calculated pursuant to the Advisory Agreement) in an amount equal to, and/or otherwise pay to BBDC an amount of cash equal to, the excess of (a) aggregate realized and unrealized losses on the investments set forth on Exhibit A (and any investments received by BBDC in connection with the restructuring, amendment, extension or other modification of such investments) (the “Reference Portfolio”) over (b) the aggregate realized and unrealized gains on the Reference Portfolio, in each case from the Effective Date through the Designated Settlement Date up to, but not in excess of, the Maximum Obligation (such amount, the “Covered Losses”). For purposes of this Agreement, “Designated Settlement Date” means the earlier of (x) January 1, 2031 and (y) the date on which the entire Reference Portfolio has been realized or written off. All realized and unrealized losses and realized and unrealized gains on the Reference Portfolio shall be calculated by BBDC in its sole discretion in accordance with BBDC’s accounting and valuation policies then in effect. For the avoidance of doubt, in no event shall Barings be obligated hereunder to provide credit support in excess of the Maximum Obligation.
Section 2. Settlement of Credit Support Obligation. If the Covered Losses are greater than $0.00, then, in satisfaction of Barings’ obligation set forth in Section 1, Barings hereby agrees to irrevocably waive the Incentive Fee and, in the event that Covered Losses exceed such Incentive Fee, the Base Management Fee during the four quarterly measurement periods immediately following the quarter in which the Designated Settlement Date occurs (such period, the “Waiver Period”) until an aggregate amount of the Incentive Fee (including any Incentive Fee calculated on an annual basis during the Waiver Period) and Base Management Fee has been waived equal to the Covered Losses. If the Covered Losses exceed the aggregate amount of Base Management Fee and Incentive Fee waived by Barings during the Waiver Period, then, on the date on which the last Incentive Fee or Base Management Fee payment would otherwise be due during the Waiver Period, Barings shall make a cash payment (the “Cash Reimbursement”) to BBDC equal to the positive difference between the Covered Losses and the aggregate amount of Incentive Fee and Base Management Fee previously waived by Barings during the Waiver Period.
Section 3. Tax Treatment. Barings and BBDC agree to treat (a) any portion of the Incentive Fee or the Base Management Fee waived by Barings pursuant to Section 2 as a reduction of the Incentive Fee or Base Management Fee, as applicable, for income tax purposes and (b) any Cash Reimbursement as a reimbursement
C-1

of the Incentive Fee or Base Management Fee previously paid by BBDC to Barings in prior calendar years. For the avoidance of doubt, Barings agrees to claim a tax deduction with respect to credit support provided under this Agreement (if any) no earlier than the taxable year in which the credit support obligation is satisfied pursuant to the provisions of Section 2 above. Each party acknowledges and agrees that the other party makes no warranty as to the tax treatment of the transactions described in this Agreement.
Section 4. Amendments and Waivers. Except as specified otherwise herein, no amendment or waiver of any provision of this Agreement will be effective unless it is in writing and signed by both Barings and BBDC, and then the amendment, waiver, or consent will be effective only in the specific instance and for the specific purpose for which it is given. Except as specified otherwise herein, no failure on the part of Barings or BBDC to exercise, and no delay in exercising, any right under this Agreement will operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.
Section 5. Binding Effect; Transfer. This Agreement will be binding on, and will inure to the benefit of, Barings, BBDC and their respective successors and permitted assigns. Neither BBDC nor Barings may assign, sell, transfer or otherwise dispose of its rights, interests, or obligations under this Agreement; provided that, this Agreement, and the rights of BBDC hereunder and the obligations of Barings hereunder, shall terminate automatically if Barings (or an affiliate of Barings) ceases to serve as the investment adviser to BBDC or any successor thereto (other than as a result of a voluntary termination of the Advisory Agreement (or any successor thereto) by Barings).
Section 6. Captions. The headings and captions in this Agreement are for convenience only, and will not affect the interpretation or construction of this Agreement.
Section 7. Governing Law and Jurisdiction. This Agreement will be governed by, and construed and enforced in accordance with, the law of the State of New York. With respect to any suit, action, or proceeding relating to any dispute arising out of or in connection with this Agreement (“Proceeding”), the parties irrevocably: (a) submits to the exclusive jurisdiction of the courts of the State of New York and the U.S. District Court located in the Borough of Manhattan in New York City; and (b) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum, and waives the right to object, with respect to such Proceeding, that such court does not have any jurisdiction over such party. Each of Barings and BBDC waives any right that such party may have to a jury trial in any action related to this Agreement. Each of Barings and BBDC hereto irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (a) suit, (b) jurisdiction of any court, (c) relief by way of injunction or order for specific performance or recovery of property, (d) attachment of its assets (whether before or after judgment), and (e) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceeding in the courts of any jurisdiction, and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceeding.
Section 8. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
Section 9. Integration; Effectiveness; Counterparts. This Agreement sets forth the entire understanding of the parties relating to the credit support agreement contemplated by the Merger Agreement and constitutes the agreement between the parties relating to the subject matter hereof, and supersedes any and all previous understandings and agreements, oral or written, relating to the subject matter hereof. This Agreement will become effective when it has been fully executed and delivered by BBDC and Barings. Delivery of an executed signature page of this Agreement by facsimile or electronic mail will be effective as delivery of a manually executed signature page of this Agreement. This Agreement may be executed in counterparts, with each counterpart constituting an original instrument and all counterparts constituting one and the same agreement.
[Signature page follow.]
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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by its authorized signatory as of the date first written above.
BARINGS LLC

By:
Name:
Title:

BARINGS BDC, INC.

By:
Name:
Title:
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Exhibit A
Reference Portfolio
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ANNEX D - OPINION OF THE FINANCIAL ADVISOR TO MVC

August 10, 2020
The Board of Directors
The Strategic Review Committee of the Board of Directors
MVC Capital, Inc.
287 Bowman Avenue
2nd Floor
Purchase, NY 10577
Dear Board of Directors and Strategic Review Committee:
We understand that MVC Capital, Inc. (“MVC”) is contemplating a merger of MVC and Mustang Acquisition Sub, Inc. (“Acquisition Sub”), which is a wholly-owned subsidiary of Barings BDC, Inc. (“Barings BDC”), with MVC as the surviving entity (such merger, the “Merger”), and the immediately subsequent merger of MVC and Barings BDC, with Barings BDC as the surviving entity (such subsequent merger, together with the Merger, the “Transaction”), on the terms and subject to the conditions set forth in the Agreement (as defined below). We also understand that the Agreement provides that, by virtue of the Merger, each outstanding share of the common stock, par value $0.01 per share, of MVC (“MVC Common Stock”), excluding any cancelled shares as set forth in the Agreement, will be converted into the right to receive (a), from Barings LLC (“Barings”), $0.39492 in cash (the “Cash Consideration”), subject to adjustment as set forth in the Agreement (as to which adjustment we express no opinion), and (b), from Barings BDC, 0.94024 of a share of common stock, par value $0.001 per share, of Barings BDC (“Barings BDC Common Stock”) (such fraction of a share of Barings BDC Common Stock, the “Stock Consideration”), subject to adjustment as set forth in the Agreement (as to which adjustment we express no opinion). The Cash Consideration and the Stock Consideration, taken together, are referred to herein as the “Merger Consideration.”
The Board of Directors of MVC (the “Board”) and the Strategic Review Committee of the Board (the “Committee”) (a) will be considering certain financial aspects of the Transaction, among other matters, prior to deciding whether or not to approve the execution and delivery of the Agreement and (b) have requested our opinion as to whether the Merger Consideration to be received by holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) is fair, from a financial point of view, to such holders.
For purposes of our opinion, we have:
1.	reviewed the financial terms and conditions of a draft dated August 9, 2020 of the Agreement and Plan of Merger to be entered into by MVC, Barings BDC, Acquisition Sub and Barings (the “Agreement”);
2.	reviewed certain publicly-available business and financial information relating to MVC and Barings BDC;
3.
reviewed certain financial projections provided to us by MVC relating to MVC and certain other historical and current financial and business information relating to MVC provided to us by MVC, including estimates of the senior management of MVC as to the liquidation value of MVC and its assets;

4.
reviewed certain financial projections provided to us by Barings BDC relating to Barings BDC and certain other historical and current financial and business information relating to Barings BDC provided to us by Barings BDC;

5.
held discussions regarding the operations, financial condition and prospects of MVC and Barings BDC, respectively, with the senior management of MVC and the senior management of Barings BDC (which consists solely of employees of Barings);

6.	reviewed the financial and stock market performance of MVC and Barings BDC and compared them with one another and with those of certain other publicly-traded companies that we deemed to be relevant;

7.	compared certain financial terms of the Transaction to financial terms, to the extent publicly-available, of other transactions that we deemed relevant;
8.	reviewed the premiums paid in certain publicly-announced specialty finance mergers and acquisitions transactions;
9.	reviewed the current and historical trading prices and volume for MVC Common Stock and Barings BDC Common Stock;
10.	reviewed certain publicly-available research analyst price targets for Barings BDC;
11.	considered the results of MVC’s efforts to solicit indications of interest and definitive proposals from certain third parties with respect to a possible acquisition of MVC; and
12.	performed such other studies, analyses and inquiries and considered such other factors as we deemed appropriate.
In arriving at our opinion, we have, with your consent, (i) relied upon and assumed the accuracy and completeness of all information from public sources or which was provided to us by or on behalf of MVC or Barings BDC or otherwise reviewed by us, without independent verification, (ii) not assumed any responsibility for independently verifying such information, and (iii) relied on the assurances of the senior managements of MVC and Barings BDC that they are not aware of any facts or circumstances that would make such information which was provided to us inaccurate or misleading. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of MVC or Barings BDC, nor have we been furnished with any such evaluations or appraisals. With your consent, we have also not examined any individual loan or credit files. With respect to the financial projections and liquidation value estimates referred to above and any other forecasts or forward-looking information, we have assumed, upon the advice of the respective senior managements of MVC and Barings BDC, as the case may be, that such projections, estimates, forecasts and information have been reasonably prepared and reflect the best currently available estimates and good faith judgments of the managements of MVC and Barings BDC, as the case may be, as to the expected future results of operations and financial condition of MVC and Barings BDC and the other matters covered thereby, and we have relied on such information in arriving at our opinion and have not assessed the reasonableness or achievability of such projections, estimates, forecasts and information. Further, with respect to such financial projections, as part of our analysis in connection with this opinion, we have assumed, at the direction of MVC, that the financial results reflected therein can be realized in the amounts and at the times indicated thereby. In addition, we have not performed or relied upon any analysis to (i) value the respective portfolio investments or assets of MVC or Barings BDC, or (ii) evaluate the potential pro forma financial and/or strategic effects of the Transaction on Barings BDC.
In addition, in arriving at our opinion, we have assumed, with your consent, that (i) there has been no material change in any of the assets, liabilities, financial condition, business or prospects of MVC or Barings BDC since the date of the most recent financial statements and other information made available to us, (ii) all material information we have requested from MVC and Barings BDC during the scope of our engagement has been provided to us fully and in good faith, (iii) the Transaction and related transactions will be consummated in accordance with the terms and conditions set forth in the Agreement (the final terms and conditions of which we have assumed will not differ in any respect material to our analysis from the aforementioned draft we have reviewed), without any waiver, modification or amendment of any material terms or conditions, (iv) the representations and warranties made by the parties to the Agreement are and will be true and correct in all respects material to our analysis, (v) all governmental and third-party consents, approvals and agreements necessary for the consummation of the Transaction and related transactions will be obtained without any adverse effect on MVC, Barings BDC or the Transaction, and (vi) the Transaction and related transactions will not violate any applicable federal or state statutes, rules or regulations. We have further assumed, with your consent, that the Transaction will qualify for the intended tax treatment described in the Agreement for U.S. federal income tax purposes. In addition, we have assumed, with your consent, that none of the potential adjustments (if any) to the Cash Consideration or the Stock Consideration, the payment of dividends prior to the closing date of the Transaction, tax matters relating to registered investment company status or otherwise, and the treatment of the outstanding debt of MVC in the Transaction will be material to our analysis.

We express no view or opinion as to the form or structure of the Transaction or any related transaction including, without limitation, the allocation of the Merger Consideration between the Cash Consideration and the Stock Consideration. This opinion does not constitute legal, regulatory, accounting, insurance, tax or other similar professional advice and does not address (i) the underlying decision of MVC to proceed with or effect the Transaction or any related transaction, (ii) the terms of the Transaction (other than the Merger Consideration to the extent expressly addressed herein) or any related transaction or any arrangements, understandings, agreements or documents related to the Transaction or any related transaction (including, without limitation, the credit support agreement and trading plan provided for in the Agreement or the potential amendment of the investment advisory agreement between Barings BDC and Barings), (iii) the fairness of the Transaction or any other transaction to MVC, MVC’s equity holders or creditors or any other person or entity (other than with respect to the Merger Consideration to the extent expressly addressed herein), (iv) the relative merits of the Transaction or any related transaction as compared to any alternative strategy or transaction that might exist for MVC, or the effect of any other transaction which it may consider in the future, (v) the tax, accounting or legal consequences of the Transaction or any related transaction, or (vi) the solvency, creditworthiness, fair market value or fair value of any of MVC, Barings BDC or their respective assets under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters. This opinion expresses no opinion as to the fairness of the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons, relative to the Merger Consideration.
Our opinion is necessarily based on business, economic, monetary, market and other conditions as they exist and can reasonably be evaluated on, and the information made available to us as of, the date hereof. In particular, we note that there is significant uncertainty in MVC’s and Barings BDC’s industry and significant volatility in the equity and credit markets. Subsequent developments may affect this opinion, and we assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof (regardless of the closing date of the Transaction). We have not been engaged to amend, supplement or update this opinion at any time. We express no view or opinion as to what the value of Barings BDC Common Stock or any other security of Barings BDC actually will be when issued pursuant to the Merger or otherwise or the prices at which MVC Common Stock, Barings BDC Common Stock or any other security of MVC or Barings BDC may be purchased, sold or exchanged, or otherwise be transferable, at any time. We also express no view or opinion as to the prices at which any of the respective portfolio investments or assets of MVC or Barings BDC may be purchased, sold or exchanged, or otherwise be transferable, or as to foreign exchange rates, at any time.
We have acted as a financial advisor to MVC with respect to the proposed Transaction and will receive a fee for our services, a portion of which became payable upon the execution of our engagement agreement, a portion of which is payable upon the delivery of this opinion and a portion of which will become payable only if the proposed Merger is consummated. In addition, (i) MVC has agreed to indemnify us against certain claims and liabilities related to or arising out of our engagement, and (ii) we may seek to provide investment banking and other financial services to MVC, Barings BDC, Barings or their respective affiliates in the future, for which we would expect to receive compensation. We and our affiliates in the past have provided investment banking and other financial services to MVC and have received and may receive compensation for the rendering of these services, including, among other things, acting as agent for share repurchases by Mustang.
This opinion was approved by a JMP Securities LLC fairness opinion committee.
This opinion is directed and addressed to the Board (in its capacity as such) and, at the request of the Board, also to the Committee (in its capacity as such) in connection with their respective consideration of the Transaction. This opinion does not (i) constitute a recommendation as to how the Board, the Committee or any shareholder should act or vote with respect to the Transaction or any other matter, and (ii) create any fiduciary duties on the part of JMP Securities LLC to any persons or entities.
Based upon and subject to and in reliance on the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of MVC Common Stock (other than Barings BDC, Acquisition Sub, Barings and their respective affiliates) is fair, from a financial point of view, to such holders.
Very truly yours,

JMP SECURITIES LLC

ANNEX E - OPINION OF THE FINANCIAL ADVISOR TO BARINGS BDC

August 10, 2020

The Board of Directors
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Caroline 28202

Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to Barings BDC, Inc. (the “Company”) of the Exchange Ratio (as defined below) in the proposed merger (the “First Merger”) of a wholly-owned subsidiary of the Company with MVC Capital, Inc. (the “Merger Partner”). Pursuant to the Agreement and Plan of Merger, dated as of August 10, 2020 (the “Agreement”), among the Company, Mustang Acquisition Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Barings LLC (for the limited purposes set forth therein) (the “Company External Adviser”) and the Merger Partner, the Merger Partner will become a wholly-owned subsidiary of the Company, and each outstanding share of common stock, par value $0.01 per share, of the Merger Partner (the “Merger Partner Common Stock”), other than shares of Merger Partner Common Stock held in treasury or owned by the Company and its affiliates and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive consideration per share equal to $0.39492 in cash (the “Cash Consideration”) from the Company External Adviser and 0.94024 shares (the “Exchange Ratio”) of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”). The Agreement further provides that, following completion of the First Merger, the Merger Partner will merge with and into the Company, with the Company surviving as the surviving corporation (the “Second Merger” and, together with the First Merger, the “Transaction”). The Agreement also provides that the Exchange Ratio will be subject to adjustment as provided in the Agreement based on one or more factors identified in the Agreement (the “Exchange Ratio Adjustments”).
In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Merger Partner and the Company and the industries in which they operate; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration received for such companies; (iv) compared the financial and operating performance of the Merger Partner and the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Merger Partner Common Stock and the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the managements of the Merger Partner, The Tokarz Group Advisers LLC (the “Merger Partner External Adviser”), the Company External Adviser and the Company relating to their respective businesses, as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction (the “Synergies”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Merger Partner, the Merger Partner External Adviser, the Company External Adviser and the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Merger Partner and the Company, the financial condition and future prospects and operations of the Merger Partner and the Company, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company External Adviser and the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, including the respective investment portfolios of the Merger Partner and the Company, nor have we evaluated the solvency of the Merger Partner or the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including the Synergies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company External Adviser and management as to the expected future results of operations and financial condition of the Merger Partner and the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies or the assumptions on which they were based). We have also assumed that the Transaction and the other transactions contemplated by the Agreement will qualify as a tax-free reorganization for United States federal income tax purposes, and will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company, the Company External Adviser and the Merger Partner in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis, and that the Exchange Ratio Adjustment will not result in any adjustment to the Exchange Ratio that is material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Merger Partner or the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the Company of the Exchange Ratio in the proposed Transaction and we express no opinion as to the fairness of the Cash Consideration; furthermore, we do not express any opinion as to the fairness of the Exchange Ratio to the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Exchange Ratio in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Company Common Stock or the Merger Partner Common Stock will trade at any future time. Furthermore, we express no opinion as to the other transactions undertaken in connection with the Transaction, or any other agreement, arrangement or understanding, including without limitation, the Credit Support Agreement and the Parent Trading Plan (each as defined in the Agreement) entered into or undertaken in connection with or contemplated by the Transaction, any related transactions or otherwise, or any terms, aspects or implications of such transactions, agreements, arrangements or understandings.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. Please be advised that during the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Company External Adviser, the Merger Partner, the Merger Partner External Adviser, Omega Advisors Inc., a significant shareholder of the Merger Partner (“Omega”), Wynnefield Capital Inc., a significant shareholder of the Merger Partner (“Wynnefield”) or West Family Investments, Inc., a significant shareholder of the Merger Partner (“West Family”). During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and joint bookrunner on the Company’s credit facility in February 2019. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and the Merger Partner. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, the Company External Adviser, the Merger Partner, the Merger Partner External Adviser, Omega, Wynnefield or West Family for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,

/s/ J.P. Morgan Securities LLC

J.P. MORGAN SECURITIES LLC

ANNEX F – FORM OF VOTING AGREEMENT
Voting Agreement
This Voting Agreement (this “Agreement”), dated as of [•], 2020 is entered into by and between the undersigned stockholder (“Stockholder”) of MVC Capital, Inc., a Delaware corporation (the “Company”), Barings BDC, Inc., a Maryland corporation (“Parent”). Parent and Stockholder are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, concurrently with or following the execution of this Agreement, the Company, Parent, Mustang Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), and Barings LLC, a Delaware limited liability company, have entered, or will enter, into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Acquisition Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;
WHEREAS, in order to induce Parent to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) Beneficially Owned by Stockholder and set forth below Stockholder's signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, the “Shares”); and
WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that Stockholder, and Stockholder has agreed to, execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
1. Definitions.
For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1.
(a) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.
(b) “Beneficial Owner” shall mean the Person who Beneficially Owns the referenced securities.
2. Representations of Stockholder.
Stockholder represents and warrants to Parent that:
(a) Ownership of Shares. Stockholder: (i) is the Beneficial Owner of all of the Original Shares free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) has the sole voting power over all of the Original Shares. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which Stockholder is a party relating to the pledge, disposition, or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.
(b) Disclosure of All Shares Owned. Stockholder does not Beneficially Own any shares of Company Common Stock other than the Original Shares.
(c) Power and Authority; Binding Agreement. Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully Stockholder's obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid, and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally.
(d) No Conflict. The execution and delivery of this Agreement by Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any Law applicable to Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any Lien on any of the Shares pursuant to, any agreement or other instrument or obligation including organizational documents, if applicable, binding upon Stockholder or any of the Shares.
(e) No Consents. No consent, approval, Order, or authorization of, or registration, declaration, or filing with, any Governmental Authority or any other Person on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of Stockholder's spouse is necessary under any “community property” or other laws in order for Stockholder to enter into and perform its obligations under this Agreement.
(f) No Litigation. There is no Proceeding pending against, or, to the knowledge of Stockholder, threatened against or affecting, Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of Stockholder to perform Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.
3. Agreement to Vote and Approve. Stockholder irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of the Company called with respect to the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the Company stockholders with respect to any of the following matters, to vote or cause the holder of record to vote the Shares: (i) in favor of (1) the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and (2) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to approve the Merger; and (ii) against (1) any Competing Proposal, Alternative Acquisition Agreement, or any of the transactions contemplated thereby, (2) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of the Company under the Merger Agreement or of Stockholder under this Agreement, and (3) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Merger or the fulfillment of Parent's, the Company's, or Acquisition Sub's conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company organizational documents); provided, however, that, notwithstanding the foregoing, the Stockholder shall not be required to vote in favor of the adoption of the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement at any meeting of the stockholders of the Company if, and only if, (x) in response to an Intervening Event, a Company Adverse Recommendation Change is made after the date of this Agreement and prior to the Company Stockholders’ Meeting in accordance with Section 6.6 of the Merger Agreement and (y) the Company Stockholders’ Meeting occurs as contemplated by Section 6.3(b) of the Merger Agreement.
4. No Voting Trusts or Other Arrangement. Stockholder agrees that during the term of this Agreement Stockholder will not, and will not permit any entity under Stockholder's control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with Parent.
5. Transfer and Encumbrance. Stockholder agrees that during the term of this Agreement, Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law, or otherwise), or encumber (“Transfer”) any of the Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the Shares or Stockholder's voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This

Section 5 shall not prohibit a Transfer of the Shares by Stockholder to any member of Stockholder's immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder's immediate family, or upon the death of Stockholder or to an Affiliate of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.
6. Additional Shares. Stockholder agrees that all shares of Company Common Stock that Stockholder purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.
7. Waiver of Appraisal and Dissenters' Rights and Certain Other Actions.
(a) Waiver of Appraisal and Dissenters' Rights. To the extent permitted by Law, Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent in connection with the Merger that Stockholder may have by virtue of ownership of the Shares.
(b) Waiver of Certain Other Actions. Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any Proceeding, derivative or otherwise, against the Parent, the Company, or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing; or (b) to the fullest extent permitted under Law, alleging a breach of any duty of the Company Board in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby.
8. Termination. This Agreement and all obligations of the Parties shall terminate upon the earliest to occur of (the “Expiration Time”): (a) the Effective Time; (b) the date on which the Merger Agreement is validly terminated in accordance with its terms (including after any extension thereof); (c) the termination of this Agreement by mutual written consent of the Parties and (d) a Company Adverse Recommendation Change. Nothing in this Section 8 shall relieve or otherwise limit the liability of any Party for any intentional breach of this Agreement prior to such termination.
9. No Solicitation. Subject to Section 10, Stockholder shall not, and shall cause its Subsidiaries not to, and shall use it reasonable best efforts to cause its Affiliates' and Representatives not to take any action the Company is otherwise prohibited from taking under Section 6.6 of the Merger Agreement. Notwithstanding the foregoing, Stockholder may (and may permit its Affiliates and its and its Affiliates’ Representatives to: participate in discussions and negotiations with any Person making a Competing Proposal (or its Representatives) with respect to such Competing Proposal if: (i) the Company is engaging in discussions or negotiations with such Person in accordance with Section 6.6 of the Merger Agreement; and (ii) Stockholder’s negotiations and discussions are in conjunction with and ancillary to the Company’s discussions and negotiations.
10. No Agreement as Director or Officer. Stockholder makes no agreement or understanding in this Agreement in Stockholder's capacity as a director or officer of the Company or any of its Subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Stockholder in stockholder's capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict Stockholder from exercising Stockholder's fiduciary duties as an officer or director to the Company or its stockholders.
11. Further Assurances. Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Parent may reasonably request to consummate and make effective the transactions contemplated by this Agreement.
12. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.
13. Specific Performance. Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at Law or damages. Accordingly, each Party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at Law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at Law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party's seeking or obtaining such equitable relief.
14. Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof..
15. Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery (with concurrent email delivery), by prepaid overnight courier (providing written proof of delivery) (with concurrent email delivery) or by confirmed electronic mail, addressed as follows:
if to Parent:

Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, North Carolina
Email:	jonathan.bock@barings.com
jonathan.landsberg@barings.com
Attention:	Jonathan Bock
Jonathan Landsberg
with a copy (which shall not constitute notice) to:
Dechert LLP
1900 K Street NW
Washington, DC 20006
Phone:	(202) 261-3300
Email:	harry.pangas@dechert.com
gregory.schernecke@dechert.com
Attention:	Harry Pangas, Esq.
Gregory A. Schernecke, Esq.
If to Stockholder, to the address, email address, or facsimile number set forth for Stockholder on the signature page hereof.
Copy to:
[•]
or to such other address, electronic mail address for a party as shall be specified in a notice given in accordance with this Section 15; provided that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 15 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 15.

16. Miscellaneous
(a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The Parties hereto agree that any Proceeding brought by any Party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the Parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each Party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each Party hereto (a) certifies that no representative of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other Parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 16(a).
(b) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.
(c) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
(e) Section Headings. All section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(f) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 16(f) shall be null and void.
(g) No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the Parties hereto any rights or remedies hereunder.
[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first written above.
BARINGS BDC, INC.
By
Name:
Title:

[STOCKHOLDER]
By
Name:
Number of Shares of Company Common Stock Beneficially Owned as of the date of this Agreement:
Street Address:
City/State/Zip Code:
Fax:
Email:

ANNEX G - SECTION 262 OF THE DGCL
8 Del.C. § 262
§ 262 Appraisal rights
(a)
Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)
Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1)
Provided, however, that, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2)
Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.	Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.
Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.	Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.
Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)
In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4)	[Repealed.]
(c)
Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d)	Appraisal rights shall be perfected as follows:
(1)
If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)
If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)
Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f)
Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)
At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)
After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)
The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)
The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)
From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l)
The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

PART C
OTHER INFORMATION
Item 15.	Indemnification.
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The Barings BDC Charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Maryland law requires a corporation (unless its charter provides otherwise, which the Barings BDC Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Barings BDC Charter requires Barings BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer and any individual who, while a director or officer and at Barings BDC’s request, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interest of Barings BDC. The Barings BDC Charter also permits Barings BDC to, with the approval of the Barings BDC Board or a duly authorized committee thereof, indemnify and advance expenses to any person who served a predecessor of Barings BDC in any of the capacities described above and any of Barings BDC’s employees or agents or any employees or agents of Barings BDC’s predecessor. In accordance with the Investment Company Act, Barings BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
In addition to the indemnification provided for in the Barings BDC Charter, Barings BDC has entered into indemnification agreements with each of Barings BDC’s current directors and officers. The indemnification agreements attempt to provide these directors and officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director, officer, employee or agent of Barings BDC or as a director, trustee, officer, partner, manager, managing member, fiduciary, employee or agent of any other foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving in such capacity at the request of Barings BDC.
The Merger Agreement provides that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the closing of the Merger by current or former directors, officers, managers or employees of MVC, its subsidiaries or affiliates, including but not limited to officers and employees of TTG Advisers (collectively the “D&O Indemnified Parties”), shall survive the Merger and shall continue in full force and effect. The Merger Agreement also provides that, to the maximum extent permitted by the Laws of the State of Maryland, for a period of six (6) years following the closing of the Merger, Barings BDC shall cause its (and any of its respective successors’) articles of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability that are no less favorable to the D&O Indemnified Parties than those set forth in MVC’s and its subsidiaries’ organizational documents as of the date of the Merger Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.
In addition, the Merger Agreement provides that Barings BDC shall purchase and cause to be maintained in effect for the benefit of the D&O Indemnified Parties a six year “tail” policy that provides coverage for acts or omissions occurring at or prior to the closing of the Merger on terms and conditions no less advantageous to such parties than the existing directors’ and officers’ insurance policy maintained by MVC on the date of the Merger Agreement. However, Barings BDC is not required to pay an annual premium for such tail policy in excess of 300% of the aggregate annual premiums paid by MVC for such insurance as of the date of the Merger Agreement, but in such case shall purchase as much of such coverage as possible for such amount.
The Existing Barings BDC Advisory Agreement provides that, absent fraud, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Barings BDC’s investment adviser, Barings, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Barings BDC for any damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Barings BDC’s services under the Existing Barings BDC Advisory Agreement or otherwise as an investment adviser of Barings BDC.
The Barings BDC Administration Agreement provides that, absent fraud, willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Barings and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from Barings BDC for any damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of any actions or omissions or otherwise based upon the performance of any of Barings’ duties or obligations under the Barings BDC Administration Agreement or otherwise as administrator for Barings BDC.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Barings BDC pursuant to the foregoing provisions, or otherwise, Barings BDC has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Barings BDC of expenses incurred or paid by a director, officer or controlling person of Barings BDC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Barings BDC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Please refer to the section of the enclosed joint proxy statement/prospectus entitled “Comparison of Barings BDC and MVC Stockholder Rights” for a discussion of the differences between the rights of MVC and Barings BDC stockholders before the Merger.

Item 16.	Exhibits.
(1)(a)
Form of Articles of Amendment and Restatement of the Registrant (Filed as Exhibit (a)(3) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-138418) filed with the Securities and Exchange Commission on December 29, 2006 and incorporated herein by reference).

(1)(b)
Articles of Amendment of the Registrant (Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(2)(a)
Seventh Amended and Restated Bylaws of the Registrant (Filed as Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(2)(b)	Articles Supplementary (Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(3)	Not applicable.

(4)(a)
Asset Purchase Agreement, dated April 3, 2018, by and between the Registrant and BSP Asset Acquisition I, LLC (Filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2018 and incorporated herein by reference).

(4)(b)
Stock Purchase and Transaction Agreement, dated April 3, 2018, by and between the Registrant and Barings LLC (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2018 and incorporated herein by reference).

(4)(c)
Agreement and Plan of Merger, by and among Barings BDC, Inc., MVC Capital, Inc., Mustang Acquisition Sub, Inc., and Barings LLC, dated as of August 10, 2020 (Filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2020 and incorporated herein by reference).

(5)(a)
Form of Common Stock Certificate (Filed as Exhibit (d) to the Registrant’s Post-Effective Amendment No. 1 on Form N-2/N-5 (File No. 333-138418) filed with the Securities and Exchange Commission on February 15, 2007 and incorporated herein by reference).

(5)(b)
Barings BDC, Inc. Dividend Reinvestment Plan (Filed as Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 12, 2008 and incorporated herein by reference).

(5)(c)
Agreement to Furnish Certain Instruments (Filed as Exhibit 4.19 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on February 25, 2009 and incorporated herein by reference).

(5)(d)
Description of Registrant’s securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (Filed as Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference).

(6)(a)
Investment Advisory Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(6)(b)
Administration Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(7)	Not applicable.

(8)	Not applicable.

(9)
Master Custodian Agreement, dated August 2, 2018, between the Company and State Street Bank and Trust Company (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2018 and incorporated herein by reference).

(10)	Not applicable.

(11)
Opinion and Consent of Miles & Stockbridge P.C. with respect to the legality of shares (Filed as Exhibit 11 to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on September 15, 2020 and incorporated herein by reference).

(12)	Opinion and Consent of Dechert LLP as to certain tax matters*

(13)(a)
Registration Rights Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(13)(b)
Amended and Restated Credit Agreement, dated December 13, 2018, among Barings BDC Senior Funding I, LLC, as borrower, the lender parties thereto, Bank of America N.A., as administrative agent, the other lender parties thereto, and Bank of America Merrill Lynch, as sole lead arranger and sole book manager (Filed as Exhibit 10.5 to the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2019 and incorporated herein by reference).

(13)(c)
Security Agreement, dated August 3, 2018, among Barings BDC Senior Funding I, LLC and Bank of America N.A. (Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2018 and incorporated herein by reference).

(13)(d)
Collateral Administration Agreement, dated August 3, 2018, among Barings Senior Funding I, LLC, Bank of America N.A. and State Street Bank and Trust Company (Filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2018 and incorporated herein by reference).

(13)(e)
Investment Management Agreement, dated August 3, 2018, between Barings BDC Senior Funding I, LLC and Barings LLC (Filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2018 and incorporated herein by reference).

(13)(f)
Stock Transfer Agency Agreement between the Registrant and Computershare, Inc. (as successor to The Bank of New York) (Filed as Exhibit 10.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 12, 2008 and incorporated herein by reference).

(13)(g)
Form of Indemnification Agreement (Filed as Exhibit 10.23 to the Registrants Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2018 and incorporated herein by reference).

(13)(h)
Senior Secured Revolving Credit Facility, dated as of February 21, 2019, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference).

(13)(i)
Guarantee, Pledge and Security Agreement, dated as of February 21, 2019, by and among the Company, as borrower, the subsidiary guarantors party thereto, ING Capital LLC, as revolving administrative agent for the revolving lenders and collateral agent, and the other parties signatory thereto (Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference).

(13)(j)
CLO Indenture, dated as of May 9, 2019, by and among Barings BDC Static CLO LTD. 2019-1, as the issuer, Barings BDC Static CLO 2019-I, LLC as the Co-Issuer and State Street Bank and Trust Company as the Trustee (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission on July 30, 2019 and incorporated herein by reference).

(13)(k)
Master Loan Sale Agreement dated as of May 9, 2019, by and among the Company, as the seller, and Barings BDC Static CLO LTD. 2019-I, as the buyer (Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission on July 30, 2019 and incorporated herein by reference).

(13)(l)
Master Participation Agreement, dated as of May 9, 2019, between Barings BDC Senior Funding I, LLC, as the financing subsidiary, and Barings BDC Static CLO Ltd. 2019-I, the issuer (Filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission on July 30, 2019 and incorporated herein by reference).

(13)(m)
Collateral Management Agreement, dated as of May 9, 2019, by and between Barings BDC Static CLO LTD. 2019-I, as the issuer and the Company as the collateral manager (Filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission on July 30, 2019 and incorporated herein by reference).

(13)(n)
Collateral Administration Agreement, dated as of May 9, 2019, by and among Barings BDC Static CLO LTD. 2019-1 as the Issuer, the Company as the Collateral Manager, and State Street Bank and Trust Company as collateral administrator (Filed as Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the Securities and Exchange Commission on July 30, 2019 and incorporated herein by reference).

(13)(o)
Amendment to the Senior Secured Revolving Credit Agreement dated as of December 3, 2019, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference).

(13)(p)
Second Amendment Agreement, dated as of February 21, 2020, amending the Amended and Restated Credit Agreement, dated December 13, 2018, as amended, by and among Barings BDC Senior Funding I, LLC, as borrower, and Bank of America N.A., as administrative agent (Filed as Exhibit 10.19 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference).

(13)(q)
Note Purchase Agreement by and between the Company and the purchasers party thereto, dated August 3, 2020 (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed with the Securities and Exchange Commission on August 5, 2020 and incorporated herein by reference).

(13)(r)
Note Purchase Agreement by and between the Company and the purchasers party thereto, dated November 4, 2020 (Filed as Exhibit 10.1 to the Registrant’s Current Report in Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference).

(13)(s)
Amendment No. 1 to August 3, 2020 Note Purchase Agreement by and between the Company and the purchasers party thereto, dated November 4, 2020 (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference).

(14)(a)	Consent of Ernst & Young LLP (Barings BDC, Inc.)*

(14)(b)
Report of Ernst & Young LLP regarding senior securities table contained herein (Barings BDC, Inc.) (Filed as Exhibit 14(b) to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on November 16, 2020 and incorporated herein by reference).

(14)(c)	Consent of Grant Thornton LLP (MVC Capital, Inc.)*

(14)(d)	Report of Grant Thornton LLP regarding the senior securities table contained herein (MVC Capital, Inc.)*

(15)	Not applicable.

(16)	Not applicable.

(17)(a)
Form of Proxy Card of Barings BDC, Inc. (Filed as Exhibit 17(a) to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on October 29, 2020 and incorporated herein by reference).

(17)(b)
Form of Proxy Card of MVC Capital, Inc. (Filed as Exhibit 17(b) to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on October 29, 2020 and incorporated herein by reference).

(17)(c)
Consent of J.P. Morgan Securities LLC (Filed as Exhibit 17(c) to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on September 15, 2020 and incorporated herein by reference).

(17)(d)
Consent of JMP Securities LLC (Filed as Exhibit 17(d) to the Registrant’s Registration Statement on Form N-14 filed with the Securities and Exchange Commission on September 15, 2020 and incorporated herein by reference).

*	Filed herewith.

Item 17.	Undertakings.
(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Raleigh, in the State of North Carolina, on the 20th day of November, 2020.
BARINGS BDC, INC.
By:	/s/ Eric Lloyd
Eric Lloyd
Chief Executive Officer
As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:
SIGNATURE	TITLE	DATE

/s/ Eric Lloyd	Chief Executive Officer and Director (Principal Executive Officer)	November 20, 2020
Eric Lloyd

/s/ Jonathan Bock	Chief Financial Officer (Principal Financial Officer)	November 20, 2020
Jonathan Bock

*	Principal Accounting Officer	November 20, 2020
Elizabeth A. Murray

*	Chairman of the Board of Directors	November 20, 2020
Michael Freno

*	Director	November 20, 2020
John A. Switzer

*	Director	November 20, 2020
Mark F. Mullhern

*	Director	November 20, 2020
Thomas M. Finke

*	Director	November 20, 2020
Thomas W. Okel

*	Director	November 20, 2020
Jill Olmstead
By:	/s/ Jill Dinerman
Attorney-in-fact